     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2008
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 123                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 124                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                WITH A COPY TO:


                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):


[x]   Immediately upon filing pursuant to Rule 485(b), or


[]   on [date] pursuant to Rule 485(b)


[]   60 days after filing pursuant to Rule 485(a)(1), or


[]   on [date], pursuant to Rule 485(a)(1)


[]   75 days after filing pursuant to Rule 485(a)(2), or


[]   on [date], pursuant to Rule 485(a)(2)


If appropriate, check the following box:


[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 123 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed to announce the registration of new share classes and other non-material changes to the Wells Fargo Advantage Equity Gateway Funds, Income Funds, International Stock Funds, Large Cap Funds, Money Market Funds, and Municipal Income Funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund

Diversified Equity Fund


Emerging Growth Fund
(Class A and Class C only)


Equity Income Fund

Equity Value Fund

Growth Equity Fund


Index Fund
(Class A and Class B only)


Large Cap Appreciation Fund

Large Company Growth Fund

Small Company Growth Fund

Small Company Value Fund

Strategic Small Cap Value Fund
(Class A and Class C only)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Large Cap Value Fund                    4
Diversified Equity Fund                     9
Emerging Growth Fund                       14
Equity Income Fund                         18
Equity Value Fund                          23
Growth Equity Fund                         27
Index Fund                                 32
Large Cap Appreciation Fund                36
Large Company Growth Fund                  41
Small Company Growth Fund                  46
Small Company Value Fund                   51
Strategic Small Cap Value Fund             56
Description of Principal Investment        61
  Risks
Portfolio Holdings Information             64


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   65
About Wells Fargo Funds Trust              65
The Investment Adviser and Portfolio       65
  Managers
The Sub-Advisers and Portfolio Managers    66
Dormant Investment Advisory Arrangements   73
Dormant Multi-Manager Arrangement          73


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                  74
Reductions and Waivers of Sales Charges    77
Compensation to Dealers and Shareholder    81
   Servicing Agents
Pricing Fund Shares                        82
How to Open an Account                     83
How to Buy Shares                          84
How to Sell Shares                         86
How to Exchange Shares                     89
Account Policies                           91


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 93
Taxes                                         94
Master/Gateway (Reg. TM) Structure            95
Financial Highlights                         106
For More Information                  Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
CLASS A
Ticker: CBEAX
CLASS B
Ticker: CBEBX
CLASS C
Ticker: CBECX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                             AS OF 12/31 EACH YEAR
1998       1999        2000       2001         2002        2003        2004       2005       2006      2007
8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.51%      0.31%      21.56%    -2.04%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002       -17.54%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         5 YEARS        10 YEARS
 CLASS A/1/
  Returns Before Taxes                          -7.66%          11.08%         7.78%
  Returns After Taxes on                        -8.63%          10.26%         5.28%
  Distributions/2/
  Returns After Taxes on                        -4.30%           9.32%         5.49%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                -7.75%          11.31%         7.64%
 CLASS C/1/ Returns Before Taxes                -3.74%          11.57%         7.65%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%          14.63%         7.68%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B        CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/       5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.67%         0.67%         0.67%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.64%         0.64%         0.64%
  TOTAL ANNUAL FUND OPERATING               1.31%         2.06%         2.06%
  EXPENSES/4/
  Fee Waivers                               0.11%         0.11%         0.11%
  NET EXPENSES/5/                           1.20%         1.95%         1.95%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $690           $698           $298
   3 Years          $956           $935           $635
   5 Years        $1,242         $1,298         $1,098
  10 Years        $2,054         $2,098         $2,381
 If you do NOT sell your shares at the end of the period:
   1 Year           $690           $198           $198
   3 Years          $956           $635           $635
   5 Years        $1,242         $1,098         $1,098
  10 Years        $2,054         $2,098         $2,381

 8 C&B LARGE CAP VALUE FUND

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1988
CLASS A
Ticker: NVDAX
CLASS B
Ticker: NVDBX
CLASS C
Ticker: WFDEX

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.

We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       DIVERSIFIED EQUITY FUND 9

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                               25.00%
  C&B Large Cap Value Portfolio                                        8.33%     Wells Capital Management Incorporated
  Equity Income Portfolio                                              8.33%     Cooke & Bieler, L. P.
  Equity Value Portfolio                                               8.34%     Systematic Financial Management, L.P.
 Large Cap Blend Style                               25.00%
  Index Portfolio                                                     25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                              25.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                     2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                                      17.50%     Peregrine Capital Management, Inc.
 Small Cap Style                                     10.00%
  Emerging Growth Portfolio                                            1.16%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                            3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       2.17%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                                3.00%     Wells Capital Management Incorporated
 International Style                                 15.00%
                                                 ---------
  International Core Portfolio                                         3.75%     New Star Institutional Managers
  International Growth Portfolio                                       3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                                        3.75%     SSgA Funds Management, Inc.
  International Value Portfolio                                        3.75%     LSV Asset Management

 TOTAL FUND ASSETS                                  100.00%

 10 DIVERSIFIED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006     2007
22.35%   20.44%   -1.89%   -12.68%   -22.12%   29.07%   10.49%   6.25%   13.95%   5.60%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998      19.88 %
  Worst Quarter:      Q3    2002      -19.40%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -0.48%        11.44%        5.39%
  Returns After Taxes on                       -3.24%         9.53%        3.98%
  Distributions/2/
  Returns After Taxes on                        2.02%         9.45%        4.20%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -0.18%        11.67%        5.22%
 CLASS C/1/ Returns Before Taxes                3.82%        11.91%        5.24%
 S&P 500 (Reg. TM) INDEX/3/                     5.49%        12.82%        5.91%
  (reflects no deduction for fees,
  expenses or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX/4/          5.64%        14.77%        6.60%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Diversified Equity Composite Index is weighted 25% in the Russell 1000
  (Reg. TM) Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM) Growth Index, 15% in the MSCI EAFE (Reg. TM) Index, and 10% in the Russell 2000 (Reg. TM) Index. You cannot invest directly in an index.

                                                      DIVERSIFIED EQUITY FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.62%         0.62%         0.62%
  Acquired Fund Fees and Expenses            0.56%         0.56%         0.56%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.43%         2.18%         2.18%
  Fee Waivers                                0.18%         0.18%         0.18%
  NET EXPENSES/5/                            1.25%         2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 12 DIVERSIFIED EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $985           $965           $665
   5 Years        $1,296         $1,353         $1,153
  10 Years        $2,175         $2,220         $2,499
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $985           $665           $665
   5 Years        $1,296         $1,153         $1,153
  10 Years        $2,175         $2,220         $2,499

                                                      DIVERSIFIED EQUITY FUND 13

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
CLASS A
Ticker: WEMAX
CLASS C
Ticker: WEMCX

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 14 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         EMERGING GROWTH FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                    CLASS A        CLASS C
  Management Fees/2/                          0.85%          0.85%
  Distribution (12b-1) Fees                   0.00%          0.75%
  Other Expenses/3/                           4.92%          4.92%
  TOTAL ANNUAL FUND OPERATING                5.77%          6.52%
  EXPENSES/4/
  Fee Waivers                                 4.32%          4.32%
  NET EXPENSES/5/                            1.45%          2.20%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 16 EMERGING GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $714            $323
   3 Years          $1,832          $1,543
   5 Years          $2,932          $2,824
   10 Years         $5,610          $5,858
 If you do NOT sell your shares at the end of
the period:
   1 Year             $714            $223
   3 Years          $1,832          $1,543
   5 Years          $2,932          $2,824
   10 Years         $5,610          $5,858


                                                         EMERGING GROWTH FUND 17

EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
3/31/1989
CLASS A
Ticker: NVAEX
CLASS B
Ticker: NVBEX
CLASS C
Ticker: WFEEX

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           EQUITY INCOME FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                      CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                 AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002      2003     2004     2005    2006      2007
17.82%   8.27%   1.64%   -5.67%   -19.89%   26.01%   11.13%   5.16%   18.39%    2.69%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       16.67%
  Worst Quarter:      Q3    2002      -20.85%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -3.21%        11.03%        5.16%
  Returns After Taxes on                       -8.40%         7.99%        3.09%
  Distributions/2/
  Returns After Taxes on                        4.13%         9.10%        3.90%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -3.09%        11.25%        4.99%
 CLASS C/1/ Returns Before Taxes                0.92%        11.51%        4.98%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/         -0.17%        14.63%        7.68%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on May 2, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 20 EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.68%         0.68%         0.68%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.68%         0.68%         0.68%
  TOTAL ANNUAL FUND OPERATING               1.36%         2.11%         2.11%
  EXPENSES/4/
  Fee Waivers                               0.26%         0.26%         0.26%
  NET EXPENSES/5/                           1.10%         1.85%         1.85%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                           EQUITY INCOME FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $681           $688           $288
   3 Years          $957           $936           $636
   5 Years        $1,253         $1,310         $1,110
  10 Years        $2,095         $2,139         $2,421
 If you do NOT sell your shares at the end of the period:
   1 Year           $681           $188           $188
   3 Years          $957           $636           $636
   5 Years        $1,253         $1,110         $1,110
  10 Years        $2,095         $2,139         $2,421

 22 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
CLASS A
Ticker: WLVAX
CLASS B
Ticker: WLVBX
CLASS C
Ticker: WLVCX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY VALUE FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

 CALENDAR YEAR TOTAL RETURNS FOR
            CLASS A/1/
      AS OF 12/31 EACH YEAR
2004     2005     2006     2007
14.92%   10.08%   17.18%   7.85%

           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      10.82%
  Worst Quarter:      Q4    2007      -3.35%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                           1.64%            12.52%
  Returns After Taxes on                        -0.43%            11.71%
  Distributions/2/
  Returns After Taxes on                         1.71%            10.55%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                 2.03%            12.91%
 CLASS C/1/ Returns Before Taxes                 6.04%            13.24%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%            13.32%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower.Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 29, 2003. Prior to April 11, 2005, the Wells Fargo Advantage Equity Value Fund was named the Wells Fargo Large Cap Value Fund. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 24 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.69%         0.69%         0.69%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.70%         0.70%         0.70%
  TOTAL ANNUAL FUND OPERATING               1.39%         2.14%         2.14%
  EXPENSES/4/
  Fee Waivers                               0.14%         0.14%         0.14%
  NET EXPENSES/5/                           1.25%         2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                            EQUITY VALUE FUND 25

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $977           $957           $657
   5 Years        $1,279         $1,336         $1,136
  10 Years        $2,136         $2,181         $2,461
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $977           $657           $657
   5 Years        $1,279         $1,136         $1,136
  10 Years        $2,136         $2,181         $2,461

 26 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
CLASS A
Ticker: NVEAX
CLASS B
Ticker: NVEBX
CLASS C
Ticker: WFGGX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 27

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                              35.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                                     35.00%
  Emerging Growth Portfolio                                            4.09%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       7.58%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                               10.50%     Wells Capital Management Incorporated
 International Style                                 30.00%
  International Core Portfolio                                         7.50%     New Star Institutional Managers
  International Growth Portfolio                                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                        7.50%     SSgA Funds Management, Inc.
  International Value Portfolio                                        7.50%     LSV Asset Management

                                                 ---------
 TOTAL FUND ASSETS                                  100.00%

 28 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                        CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
16.50%   25.66%   -0.31%   -14.45%   -21.72%   33.65%   11.65%   7.78%   12.32%    5.43%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.99%
  Worst Quarter:      Q3    2002      -20.25%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                     -0.63%       12.41%         5.78%
  Returns After Taxes on                   -4.18%       10.34%         3.80%
  Distributions/2/
  Returns After Taxes on                    2.68%       10.37%         4.31%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes           -0.37%       12.65%         5.61%
 CLASS C/1/ Returns Before Taxes            3.65%       12.90%         5.70%
 S&P 500 (Reg. TM) INDEX/3/                 5.49%       12.82%         5.91%
  (reflects no deduction for fees,
  expenses or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/           6.87%       16.48%         6.71%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 6, 1996. Class C shares incepted on October 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
  TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.

                                                           GROWTH EQUITY FUND 29

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.25%         0.25%         0.25%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.60%         0.60%         0.60%
  Acquired Fund Fees and Expenses            0.73%         0.73%         0.73%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.58%         2.33%         2.33%
  Fee Waivers                                0.08%         0.08%         0.08%
  NET EXPENSES/5/                            1.50%         2.25%         2.25%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 30 GROWTH EQUITY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $719           $728           $328
   3 Years        $1,038         $1,020           $720
   5 Years        $1,379         $1,438         $1,238
  10 Years        $2,339         $2,385         $2,660
 If you do NOT sell your shares at the end of the period:
   1 Year           $719           $228           $228
   3 Years        $1,038           $720           $720
   5 Years        $1,379         $1,238         $1,238
  10 Years        $2,339         $2,385         $2,660

                                                           GROWTH EQUITY FUND 31

INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/31/1987
CLASS A
Class A shares are currently not available for investment, except to eligible investors on July 18, 2008-see "A Choice of Share Classes" for further information.
CLASS B
Class B shares are currently not available for investment, except to eligible investors on July 18, 2008-See "A Choice of Share Classes" for further information.

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 32 INDEX FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




                    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
28.33%   20.59%   -9.20%   -11.93%   -22.03%   28.28%   10.60%   4.69%   15.47%    5.22%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       21.32%
  Worst Quarter:      Q3    2002      -17.20%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                      5.22%        12.53%         5.70%
  Returns After Taxes on                    4.08%        11.75%         4.97%
  Distributions/2/
  Returns After Taxes on                    4.06%        10.60%         4.60%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes            5.22%        12.53%         5.70%
 S&P 500 (Reg. TM) INDEX/ 3,4/              5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)



1 Performance shown for the Class A shares and Class B shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are lower than those of the Class A and Class B shares. The Administrator Class annual returns are substantially similar to what the Class A and Class B annual returns would be because the Administrator Class, Class A and Class B shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


                                                                   INDEX FUND 33

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS B
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        5.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                    CLASS A        CLASS B
  Management Fees/2/                          0.08%          0.08%
  Distribution (12b-1) Fees                   0.00%          0.75%
  Other Expenses/3/                           0.68%          0.68%
  TOTAL ANNUAL FUND OPERATING                0.76%          1.51%
  EXPENSES/4/
  Fee Waivers                                 0.14%          0.14%
  NET EXPENSES/5/                            0.62%          1.37%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.10% for the first $1 billion; 0.75% for the next $4 billion; 0.05% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 34 INDEX FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS B
 If you sell your shares at the end of the
period:
   1 Year             $635            $639
   3 Years            $791            $763
   5 Years            $960          $1,010
   10 Years         $1,451          $1,491
 If you do NOT sell your shares at the end of
the period:
   1 Year             $635            $139
   3 Years            $791            $463
   5 Years            $960            $810
   10 Years         $1,451          $1,491



                                                                   INDEX FUND 35

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
CLASS A
Ticker: WFAPX
CLASS B
Ticker: WFABX
CLASS C
Ticker: WFACX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 36 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  LARGE CAP APPRECIATION FUND 37

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

     CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006     2007
-23.81%   27.34%   11.88%   8.86%   6.22%    17.09%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.50%
  Worst Quarter:      Q3    2002      -16.05%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                          10.36%       12.70%             5.41%
  Returns After Taxes on                         8.87%       11.84%             4.77%
  Distributions/2/
  Returns After Taxes on                         7.76%       10.88%             4.51%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                11.29%       12.96%             5.61%
 CLASS C/1/ Returns Before Taxes                15.18%       13.20%             5.61%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%       12.10%             4.52%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on August 31, 2001. Returns for Class A, Class B and Class C and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 38 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.72%         0.72%         0.72%
  TOTAL ANNUAL FUND OPERATING               1.42%         2.17%         2.17%
  EXPENSES/4/
  Fee Waivers                               0.17%         0.17%         0.17%
  NET EXPENSES/5/                           1.25%         2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                  LARGE CAP APPRECIATION FUND 39

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years          $983           $963           $663
   5 Years        $1,291         $1,349         $1,149
  10 Years        $2,165         $2,210         $2,490
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years          $983           $663           $663
   5 Years        $1,291         $1,149         $1,149
  10 Years        $2,165         $2,210         $2,490

 40 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVLAX
CLASS B
Ticker: NVLOX
CLASS C
Ticker: WFLCX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 41

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 42 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                      CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                 AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
47.97%   32.96%   -3.81%   -21.78%   -28.24%   26.47%   3.00%   5.46%   1.97%    7.06%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.61%
  Worst Quarter:      Q1    2001      -22.88%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                           0.91%         7.17%        4.15%
  Returns After Taxes on                         0.91%         7.16%        4.03%
  Distributions/2/
  Returns After Taxes on                         0.59%         6.20%        3.59%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                 1.25%         7.33%        4.07%
 CLASS C/1/ Returns Before Taxes                 5.28%         7.65%        4.09%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%        12.10%        3.83%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on October 1, 1998. Class C shares incepted on November 8, 1999. Performance shown prior to the inception of the Class A and Class B shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A and Class B sales charges and expenses, as applicable. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                    LARGE COMPANY GROWTH FUND 43

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.63%         0.63%         0.63%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.66%         0.66%         0.66%
  TOTAL ANNUAL FUND OPERATING               1.29%         2.04%         2.04%
  EXPENSES/4/
  Fee Waivers                               0.09%         0.09%         0.09%
  NET EXPENSES/5/                           1.20%         1.95%         1.95%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 44 LARGE COMPANY GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $690           $698           $298
   3 Years          $952           $931           $631
   5 Years        $1,234         $1,290         $1,090
  10 Years        $2,035         $2,079         $2,362
 If you do NOT sell your shares at the end of the period:
   1 Year           $690           $198           $198
   3 Years          $952           $631           $631
   5 Years        $1,234         $1,090         $1,090
  10 Years        $2,035         $2,079         $2,362

                                                    LARGE COMPANY GROWTH FUND 45

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: WFSAX
CLASS B
Ticker: WFSBX
CLASS C
Ticker: WSMCX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 46 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    SMALL COMPANY GROWTH FUND 47

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                     CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                AS OF 12/31 EACH YEAR
1998     1999     2000    2001    2002      2003     2004     2005    2006     2007
-9.33%   18.82%   2.09%   0.37%   -29.78%   49.99%   13.01%   3.88%   9.52%    3.19%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.58%
  Worst Quarter:      Q3    1998      -24.68%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                          -2.75%       13.40%         3.81%
  Returns After Taxes on                        -6.38%       11.35%         1.90%
  Distributions/2/
  Returns After Taxes on                        -0.17%       10.97%         2.35%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                -2.56%       13.67%         3.65%
 CLASS C/1/ Returns Before Taxes                 1.42%       14.05%         3.72%
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C shares sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 48 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.84%         0.84%         0.84%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.61%         0.61%         0.61%
  TOTAL ANNUAL FUND OPERATING               1.45%         2.20%         2.20%
  EXPENSES/4/
  Fee Waivers                               0.00%         0.00%         0.00%
  NET EXPENSES/5/                           1.45%         2.20%         2.20%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.

5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                    SMALL COMPANY GROWTH FUND 49

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $714           $723           $323
   3 Years        $1,007           $988           $688
   5 Years        $1,322         $1,380         $1,180
  10 Years        $2,210         $2,255         $2,534
 If you do NOT sell your shares at the end of the period:
   1 Year           $714           $223           $223
   3 Years        $1,007           $688           $688
   5 Years        $1,322         $1,180         $1,180
  10 Years        $2,210         $2,255         $2,534


 50 SMALL COMPANY GROWTH FUND

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

FUND INCEPTION:
6/01/1997
CLASS A:
Ticker: SCVAX
CLASS B:
Ticker: SCVBX
CLASS C:
Ticker: SCVFX

(THESE CLASSES ARE CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $262 million to $2.5 billion, as of May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     SMALL COMPANY VALUE FUND 51

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 52 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999    2000     2001     2002     2003     2004     2005    2006      2007
-9.44%   0.44%   26.50%   12.90%   -6.46%   43.28%   23.27%   9.45%   12.96%    -13.99%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       22.94%
  Worst Quarter:      Q3    2002      -24.93%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -18.94%       12.10%         7.96%
  Returns After Taxes on                       -20.58%       10.42%         7.15%
  Distributions/2/
  Returns After Taxes on                       -10.80%       10.09%         6.81%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -19.73%       12.33%         7.78%
 CLASS C/1/ Returns Before Taxes               -15.67%       12.58%         7.78%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/          -9.78%       15.80%         9.06%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A and Class B shares incepted on January 31, 2002. Class C shares incepted on August 30, 2002. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                     SMALL COMPANY VALUE FUND 53

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.85%         0.85%         0.85%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.66%         0.66%         0.66%
  TOTAL ANNUAL FUND OPERATING               1.51%         2.26%         2.26%
  EXPENSES/4/
  Fee Waivers                               0.06%         0.06%         0.06%
  NET EXPENSES/5/                           1.45%         2.20%         2.20%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 54 SMALL COMPANY VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $714           $723           $323
   3 Years        $1,019         $1,001           $701
   5 Years        $1,346         $1,405         $1,205
  10 Years        $2,268         $2,313         $2,590
 If you do NOT sell your shares at the end of the period:
   1 Year           $714           $223           $223
   3 Years        $1,019           $701           $701
   5 Years        $1,346         $1,205         $1,205
  10 Years        $2,268         $2,313         $2,590

                                                     SMALL COMPANY VALUE FUND 55

STRATEGIC SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi

FUND INCEPTION:
10/31/2006
CLASS A
Ticker: WFRAX
CLASS C
Ticker: WFRCX

INVESTMENT OBJECTIVE
The Strategic Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Strategic Small Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. We may invest in equity securities of foreign issuers directly and through ADRs and similar investments. We may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We utilize several "strategic" small cap value investment styles to pursue the Fund's objective.

A portion of the Fund's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment with respect to such company improves significantly.

 56 STRATEGIC SMALL CAP VALUE FUND

Another portion of the Fund's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The final portion of the Fund's assets is invested in companies based on a disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.

Because the Fund's assets are managed by multiple portfolio managers within the portfolio using different investment styles as described above, the Fund could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.

We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Fund's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Fund.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               STRATEGIC SMALL CAP VALUE FUND 57

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and gives some indication of the risks of an investment in the Fund by comparing the Fund's average total returns to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
    AS OF 12/31 EACH YEAR
    2007
    -6.47%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2007       4.41%
  Worst Quarter:      Q3    2007      -7.01%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                  1 YEAR         LIFE OF FUND
 CLASS A/1/
  Returns Before Taxes                          -11.83%           -2.38%
  Returns After Taxes on                        -11.86%           -2.39%
  Distributions/2/
  Returns After Taxes on                         -7.65%           -2.02%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/ Returns Before Taxes                 -8.25%           -0.09%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/           -9.78%           -5.51%
  (reflects no deduction for fees,
  expenses or taxes)


1 Class A and Class C shares incepted on October 31, 2006. Performance shown prior to the inception of the Class A and Class C shares reflects the performance of the Strategic Small Cap Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class A and Class C sales charges and expenses, as applicable. The Strategic Small Cap Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Strategic Small Cap Value Portfolio incepted on January 31, 2006. Returns for Class A and Class C and the Index shown in the Life of Fund column are as of the Strategic Small Cap Value Portfolio's inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 58 STRATEGIC SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                    CLASS A        CLASS C
  Management Fees/2/                          0.85%          0.85%
  Distribution (12b-1) Fees                   0.00%          0.75%
  Other Expenses/3/                          63.98%         59.57%
  TOTAL ANNUAL FUND OPERATING                64.83%         61.17%
  EXPENSES/4/
  Fee Waivers                                63.38%         58.97%
  NET EXPENSES/5/                            1.45%          2.20%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                               STRATEGIC SMALL CAP VALUE FUND 59

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $714            $323
   3 Years          $6,930          $6,727
   5 Years          $7,933          $7,977
   10 Years         $8,124          $8,269
 If you do NOT sell your shares at the end of
the period:
   1 Year             $714            $223
   3 Years          $6,930          $6,727
   5 Years          $7,933          $7,977
   10 Years         $8,124          $8,269

 60 STRATEGIC SMALL CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK   Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                        Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 61

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.


 62 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 63

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 64 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity and Growth Equity Funds' investments in various master portfolios. They are also responsible for determining how the Strategic Small Cap Value Fund assets will be allocated across the different small cap value investment styles utilized by the Strategic Small Cap Value Portfolio in pursuing its investment objective. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THOMAS C. BIWER, CFA             Mr. Biwer is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund          Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund               managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund   Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the
                                 Funds' investments in various master portfolios or styles. Prior to joining Funds
                                 Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA           Mr. Chan is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund          Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund               managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund   Mr. Chan joined Funds Management in 2002 as a member of the Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the
                                 Funds' investments in various master portfolios or styles. Prior to joining Funds
                                 Management, Mr. Chan served as a director in the Investments Department at mPower
                                 Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University of
                                 California at Los Angeles.
ANDREW OWEN, CFA                 Mr. Owen is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund          Equity Fund, both of which he has managed since 2005 and is jointly responsible for
Growth Equity Fund               managing the Strategic Small Cap Value Fund, which he has managed since 2006.
Strategic Small Cap Value Fund   Mr. Owen joined Funds Management in 1996 as a member of the Asset Allocation
                                 Team and head of the Investments Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Education:
                                 B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Diversified Equity Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

 66 ORGANIZATION AND MANAGEMENT OF THE FUNDS

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.
ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B
Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                           Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                           State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS            Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                           Guilford College; M.B.A., University of North Carolina.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 67

EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.
R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.

--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds
Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JASON R. BALLSRUD, CFA      Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund    he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                            Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                            Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA     Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                            Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
WILLIAM A. GRIERSON, CFA    Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA        Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.

 68 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROBERT B. MERSKY, CFA       Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.
PAUL E. VON KUSTER, CFA     Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.


--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA   Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                         Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                         is a member of the CFA Institute and the New York Society of Security Analysts
                         (NYSSA).
RONALD M. MUSHOCK, CFA   Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                         York University. Mr. Mushock is a member of the AIMR and the NYSSA.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund, Equity Income Fund, Index Fund and Strategic Small Cap Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 69

DALE E. BENSON, PH.D., CFA       Mr. Benson is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Benson joined Wells Capital Management in
                                 2003 as a senior portfolio manager and is responsible for the day-to-day management of all investment funds for the Benson Value team. From 1997 until 2003, as co-founder of Benson Associates, LLC, he was a senior portfolio manager and chief investment officer of Benson Associates. Education: B.A., Pacific Lutheran University; Ph.D., History,
                                 University of Maine.
MARK D. COOPER, CFA              Mr. Cooper is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Cooper joined Wells Capital Management in
                                 2003 as a senior portfolio manager for the Benson Value team, and shares responsibility for the day-to-day management of the funds. From 1997 until 2003
                                 Mr. Cooper, co-founder of Benson Associates, LLC, was a senior portfolio manager and president of Benson Associates. Education: B.A., Economics and Political Science,
                                 University of California, Los Angeles; M.B.A., Wharton School of Business, University of
                                 Pennsylvania.
ROBERT J. COSTOMIRIS, CFA        Mr. Costomiris is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Costomiris joined Wells Capital Management in
                                 2005 as a value portfolio manager. Prior to joining Wells Capital Management,
                                 Mr. Costomiris was a portfolio manager with Strong Capital Management, Inc. since
                                 2001. Education: B.S., Chemical Engineering, University of Pennsylvania; M.B.A., Finance
                                 and Accounting, University of Chicago Graduate School of Business.
GARY J. DUNN, CFA                Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund               managed since 1994. He joined Wells Capital Management in 1998 as principal for its
                                 Equity Income Team. Prior to that, he served as director of institutional investments of
                                 Norwest Investment Management, which combined investment advisory services with
                                 Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
GREGORY T. GENUNG, CFA           Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                       2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                                 Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of
                                 Minnesota, Duluth.
BRANDON M. NELSON, CFA           Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund             has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                                 1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                                 Business Administration; M.S., Finance, University of Wisconsin, Madison.
THOMAS C. OGNAR, CFA             Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund             managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                                 Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                                 2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                                 Madison.


 70 ORGANIZATION AND MANAGEMENT OF THE FUNDS

BRUCE C. OLSON, CFA              Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund             managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                                 Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                                 Education: B.A., Finance and History, Gustavus Adolphus College.
CRAIG R. PIERINGER, CFA          Mr. Pieringer is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Pieringer joined Wells Capital Management in
                                 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Pieringer was a portfolio manager for Benson Associates Value/Contrarian strategy from 1997 until 2003. Education: B.S., Economics, The United States Military Academy, West Point,
                                 New York; M.S. degree, International Public Policy, The Johns Hopkins University,
                                 Washington, DC; M.B.A., Amos Tuck School of Business, Dartmouth College.
I. CHARLES RINALDI               Mr. Rinaldi is jointly responsible for managing the Strategic Small Cap Value Fund,
Strategic Small Cap Value Fund   which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in
                                 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997.
                                 Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.
ROBERT M. THORNBURG              Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund               has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                                 Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 71

--------------------------------------------------------------------------------
SUB-ADVISER'S PRIOR PERFORMANCE HISTORY

WELLS CAPITAL MANAGEMENT-STRATEGIC SMALL CAP VALUE FUND. The performance information shown below represents the composites of the prior performance of all discretionary accounts managed by each Wells Capital Management team with substantially similar investment objectives, policies and strategies as the Strategic Small Cap Value Fund. The performance numbers below are broken down by separate styles, which are similar to the strategic styles utilized by the Strategic Small Cap Value Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07                 1 YEAR        3 YEARS       5 YEARS
 Rinaldi Small Cap Value Composite              0.07%       9.16%         18.44%
  Performance (Incept. 1/01/98)
 Costomiris Small Cap Value Composite          -4.96%       4.20%         18.65%
  Performance (Incept. 4/30/02)
 Benson Small Cap Value Composite             -10.16%       3.65%         15.89%
  Performance (Incept. 4/30/88)
 Benson SMID Value Composite                  -11.70%       0.15%          N/A
  Performance (Incept. 1/01/05)
 RUSSELL 2000 (Reg. TM) VALUE INDEX/1/         -9.78%       5.27%         15.80%

1 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 72 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the C&B Large Cap Value Fund, Equity Income Fund, Equity Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Diversified Equity Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund and Strategic Small Cap Value Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Value Fund and Strategic Small Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 73

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

Not all Funds offer all three classes. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions, exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus), and in connection with the proposed reorganization of the WELLS FARGO ADVANTAGE EQUITY INDEX FUND into the Index Fund, subject to the limitations described in this prospectus. Class A and Class B shares of the Index Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class A and Class B shares, respectively, of the WELLS FARGO ADVANTAGE EQUITY INDEX FUND as a result of the proposed reorganization of such fund into the Index Fund. Currently, Class A and Class B shares of the Index Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization.


                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.


1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the proposed reorganization of the WELLS FARGO ADVANTAGE EQUITY INDEX FUND into the Index Fund, subject to the limitations described in this prospectus. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

 74 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy) and in connection with the proposed reorganization of the WELLS FARGO ADVANTAGE EQUITY INDEX FUND into the Index Fund, subject to the limitations described in this prospectus. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



                                        CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 75

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
 REDEMPTION WITHIN                         1 YEAR    2 YEARS    3 YEARS    4 YEARS
 CDSC                                      5.00%     4.00%      4.00%      3.00%

 REDEMPTION WITHIN                         5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                                      2.00%      1.00%      0.00%      0.00%      A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

 76 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 77

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts                        X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

 78 REDUCTIONS AND WAIVERS OF SALES CHARGES

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 79

 FUND                                    CLASS B          CLASS C
 C&B Large Cap Value Fund                0.75%            0.75%
 Diversified Equity Fund                 0.75%            0.75%
 Emerging Growth Fund                     N/A             0.75%
 Equity Income Fund                      0.75%            0.75%
 Equity Value Fund                       0.75%            0.75%
 Growth Equity Fund                      0.75%            0.75%
 Index Fund                              0.75%             N/A
 Large Cap Appreciation Fund             0.75%            0.75%
 Large Company Growth Fund               0.75%            0.75%
 Small Company Growth Fund               0.75%            0.75%
 Small Company Value Fund                0.75%            0.75%
 Strategic Small Cap Value Fund           N/A             0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell
Fund shares or make investment decisions on behalf of their clients.

 80 REDUCTIONS AND WAIVERS OF SALES CHARGES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 81

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 82 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

NOTE: The Small Company Value Fund's Class A, Class B and Class C shares are closed to certain new investors, therefore you cannot open an account in this Fund unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.

                                                       HOW TO OPEN AN ACCOUNT 83

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
---------------------------------
                                  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                  Advantage Fund account with your bank              www.wellsfargo.com/
                                  information on file. If you do not currently       advantagefunds.
                                  have an account, refer to the section on           o Subsequent online purchases
                                  buying shares by mail or wire.                     have a minimum of $100 and a
                                  --------------------------------------------------
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------

 84 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 85

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------

 86 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 87

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 88 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds

                                                       HOW TO EXCHANGE SHARES 89

Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 90 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 91

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 92 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, make distributions of any net investment income and any realized net capital gains at least annually. The Equity Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 93

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 94 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 95

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                  $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                  Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                  capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

 96 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                             capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                             Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                             capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                             Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 97

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                   INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                  Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                  correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions.
                                  A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                  100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                  Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                  Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                  These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We follow a two-phase investment process. In the first phase, we conduct bottom-
                                  up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                  methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 98 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                    Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 99

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

 100 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                               10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                               capitalization companies as those with market capitalizations of $3 billion or more.
                               We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                               dominance in their niche or industry; low cost producers; low levels of leverage;
                               potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                               Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                               Portfolio's performance can be expected to approximate but not equal that of the
                               S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 101

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                       PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

 102 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                     investing primarily in small capitalization securities.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                               Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                               A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                               term prospects of companies. To identify these opportunities, we follow a bottom-
                               up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                               Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 103

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)         disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                               Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                               We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin
Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-
employer and public retirement plans.


=============================
CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and
Portfolio Managers" sub-section.



=============================
COOKE & BIELER, L.P. (C&B) is the investment sub-adviser for the C&B Large Cap
Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.


 104 MASTER/GATEWAY(Reg. TM) STRUCTURE

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign-
and U.S.-based corporate, endowment and foundation clients.
--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the
Investment Advisers Act of 1940 and is a wholly owned subsidiary of State
Street Corporation, a publicly held bank holding company. SSgA FM, State
Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Administrator Class shares of the Emerging Growth Fund and Index Fund.


 106 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
CLASS A SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,          SEPT. 30,         OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006              2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.67              $8.62              $8.27              $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.09/3/              0.11             0.05/3/              0.00
  Net realized and unrealized gain
(loss)
   on investments                                 0.98               1.16               0.40               0.26
                                              --------            -------           --------            -------
  Total from investment operations                1.07               1.27               0.45               0.26
                                              --------            -------           --------            -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.11)             (0.04)             (0.03)              0.00
  Distributions from net realized gain           (0.44)             (0.18)             (0.07)              0.00
                                              --------            -------           --------            -------
  Total distributions                            (0.55)             (0.22)             (0.10)              0.00
                                              --------            -------           --------            -------
 NET ASSET VALUE, END OF PERIOD                 $10.19              $9.67              $8.62              $8.27
                                              ========            =======           ========            =======
 TOTAL RETURN/4/                                 11.20%             15.02%              5.45%              3.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $72,865            $57,288            $51,719           $11,408
  Ratio of net investment income (loss)
to
   average net assets/5/                          0.94%              1.25%              0.63%              0.18%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  1.30%              1.30%              1.35%              1.60%
  Waived fees and reimbursed expenses/5/         (0.10)%            (0.10)%            (0.15)%            (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            1.20%              1.20%              1.20%              1.20%
  Portfolio turnover rate/7/                        24%/8/             29%/8/             25%/8/             30%


1 The Fund changed its fiscal year-end from October 31 to September 30.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 107

C&B LARGE CAP VALUE FUND
CLASS B SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                                SEPT. 30,          SEPT. 30,           SEPT. 30,            OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006               2005 /1/            2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.58              $8.56                 $8.26               $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.02/3/              0.05                 (0.01)/3/           (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                 0.96               1.15                  0.40                0.26
                                              --------            -------               ----------         --------
  Total from investment operations                0.98               1.20                  0.39                0.25
                                              --------            -------               ----------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.04)              0.00                 (0.02)               0.00
  Distributions from net realized gain           (0.44)             (0.18)                (0.07)               0.00
                                              --------            -------               ----------         --------
  Total from distributions                       (0.48)             (0.18)                (0.09)               0.00
                                              --------            -------               ----------         --------
 NET ASSET VALUE, END OF PERIOD                 $10.08              $9.58                 $8.56               $8.26
                                              ========            =======               ==========         ========
 TOTAL RETURN/4/                                 10.33%             14.20%                 4.70%               3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $25,029            $26,082              $24,296              $5,790
  Ratio of net investment income (loss)
to
   average net assets/5/                          0.18%              0.48%                (0.11)%             (0.60)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  2.05%              2.05%                 2.10%               2.35%
  Waived fees and reimbursed expenses/5/         (0.10)%            (0.10)%               (0.15)%             (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            1.95%              1.95%                 1.95%               1.95%
  Portfolio turnover rate/7/                        24%/8/             29%/8/                25%/8/              30%

1 The Fund changed its fiscal year-end from October 31 to September 30.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 108 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
CLASS C SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                                SEPT. 30,          SEPT. 30,           SEPT. 30,            OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006               2005/1/             2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.58              $8.56                 $8.26               $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.02/3/              0.05                 (0.01)/3/           (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                 0.96               1.15                  0.40                0.26
                                              --------            -------               ----------         --------
  Total from investment operations                0.98               1.20                  0.39                0.25
                                              --------            -------               ----------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.04)              0.00                 (0.02)               0.00
  Distributions from net realized gain           (0.44)             (0.18)                (0.07)               0.00
                                              --------            -------               ----------         --------
  Total from distributions                       (0.48)             (0.18)                (0.09)               0.00
                                              --------            -------               ----------         --------
 NET ASSET VALUE, END OF PERIOD                 $10.08              $9.58                 $8.56               $8.26
                                              ========            =======               ==========         ========
 TOTAL RETURN/4/                                 10.34%             14.20%                 4.71%               3.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $16,926            $15,120              $13,075              $2,732
  Ratio of net investment income (loss)
to
   average net assets/5/                          0.19%              0.49%                (0.12)%             (0.58)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  2.05%              2.05%                 2.10%               2.35%
  Waived fees and reimbursed expenses/5/         (0.10)%            (0.10)%               (0.15)%             (0.40)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            1.95%              1.95%                 1.95%               1.95%
  Portfolio turnover rate/7/                        24%/8/             29%/8/                25%/8/              30%

1 The Fund changed its fiscal year-end from October 31 to September 30.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 109

DIVERSIFIED EQUITY FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007              2006              2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $40.36            $41.90            $39.91            $35.61           $29.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.23/1/           0.22/1/           0.28/1/             0.15             0.13
  Net realized and unrealized
   gain (loss) on investments             6.33              3.31              5.22              4.41             6.59
                                      --------          --------          --------          --------         --------
  Total from investment
   operations                             6.56              3.53              5.50              4.56             6.72
                                      --------          --------          --------          --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.21)            (0.12)            (0.32)            (0.26)           (0.11)
  Distributions from net
   realized gain                         (3.79)            (4.96)            (3.19)             0.00             0.00
                                      --------          --------          --------          --------         --------
  Total distributions                    (4.00)            (5.08)            (3.51)            (0.26)           (0.11)
                                      --------          --------          --------          --------         --------
 NET ASSET VALUE, END OF PERIOD         $42.92            $40.36            $41.90            $39.91           $35.61
                                      ========          ========          ========          ========         ========
 TOTAL RETURN/2/                         17.16%             9.02%            14.27%            12.82%           23.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $131,810          $119,122          $118,140          $101,649         $76,292
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.57%             0.57%             0.69%             0.37%            0.42%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.43%             1.42%             1.41%             1.37%            1.54%
  Waived fees and reimbursed
   expenses/3/                           (0.18)%           (0.17)%           (0.16)%           (0.12)%          (0.29)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.25%             1.25%             1.25%             1.25%            1.25%
  Portfolio turnover rate/5/                36%/6/            35%/6/            42%/6/            32%/6/           32%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

 110 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS B SHARES - COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006                2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $38.53              $40.38              $38.55           $34.43           $28.15
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.08)/1/           (0.07)/1/           (0.01)/1/        (0.40)           (0.19)
  Net realized and unrealized
   gain (loss) on investments               6.02                3.18                5.03             4.52             6.47
                                        -----------         -----------         -----------      --------         --------
  Total from investment
   operations                               5.94                3.11                5.02             4.12             6.28
                                        -----------         -----------         -----------      --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00                0.00             0.00             0.00
  Distributions from net
   realized gain                           (3.79)              (4.96)              (3.19)            0.00             0.00
                                        -----------         -----------         -----------      --------         --------
  Total distributions                      (3.79)              (4.96)              (3.19)            0.00             0.00
                                        -----------         -----------         -----------      --------         --------
 NET ASSET VALUE, END OF PERIOD           $40.68              $38.53              $40.38           $38.55           $34.43
                                        ===========         ===========         ===========      ========         ========
 TOTAL RETURN/2/                           16.24%               8.21%              13.44%           11.97%           22.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $41,273             $51,171             $65,245           $81,966          $92,300
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.19)%             (0.19)%             (0.03)%          (0.40)%          (0.33)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.18%               2.17%               2.16%            2.12%            2.31%
  Waived fees and reimbursed
   expenses/3/                             (0.18)%             (0.17)%             (0.16)%          (0.12)%          (0.31)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   2.00%               2.00%               2.00%            2.00%            2.00%
  Portfolio turnover rate/5/                  36%/6/              35%/6/              42%/6/           32%/6/           32%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

                                                        FINANCIAL HIGHLIGHTS 111

DIVERSIFIED EQUITY FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006                2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $39.13              $40.94              $39.04           $34.90           $28.56
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.07)/1/           (0.07)/1/           (0.02)/1/        (0.37)           (0.05)
  Net realized and unrealized
   gain (loss) on investments               6.11                3.22                5.11             4.54             6.39
                                        -----------         -----------         -----------      --------         --------
  Total from investment
   operations                               6.04                3.15                5.09             4.17             6.34
                                        -----------         -----------         -----------      --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00                0.00            (0.03)            0.00
  Distributions from net
   realized gain                           (3.79)              (4.96)              (3.19)            0.00             0.00
                                        -----------         -----------         -----------      --------         --------
  Total distributions                      (3.79)              (4.96)              (3.19)           (0.03)            0.00
                                        -----------         -----------         -----------      --------         --------
 NET ASSET VALUE, END OF PERIOD           $41.38              $39.13              $40.94           $39.04           $34.90
                                        ===========         ===========         ===========      ========         ========
 TOTAL RETURN/2/                           16.25%               8.20%              13.45%           11.92%           22.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $6,504              $6,451              $7,170           $7,798           $9,463
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.18)%             (0.19)%             (0.04)%          (0.38)%          (0.33)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.18%               2.17%               2.16%            2.12%            2.28%
  Waived fees and reimbursed
   expenses/3/                             (0.18)%             (0.17)%             (0.16)%          (0.12)%          (0.28)%
  Ratio of expenses to average
   net assetsafter waived fees
   and expenses/3,4/                        2.00%               2.00%               2.00%            2.00%            2.00%
  Portfolio turnover rate/5/                  36%/6/              35%/6/              42%/6/           32%/6/           32%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

 112 FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             (0.06)
  Net realized and unrealized gain
(loss)
   on investments                                           2.46
                                              ------------------
  Total from investment operations                          2.40
                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   0.00
  Distributions from net realized gain                      0.00
                                              ------------------
  Total distributions                                       0.00
                                              ------------------
 NET ASSET VALUE, END OF PERIOD                           $12.40
                                              ==================
 TOTAL RETURN/2/                                           24.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $18
  Ratio of net investment income (loss)
to
   average net assets/3/                                   (0.80)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                           10.20%
  Waived fees and reimbursed expenses/3/                   (9.00)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                      1.20%
  Portfolio turnover rate/5,6/                               125%



1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 113

EQUITY INCOME FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007              2006              2005              2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $32.01            $36.21            $34.49            $31.32            $28.74
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.43/1/             0.44              0.52              0.45              0.46
  Net realized and unrealized
   gain (loss) on investments             4.15              2.85              3.74              4.59              5.04
                                      --------          --------          --------          --------          --------
  Total from investment
   operations                             4.58              3.29              4.26              5.04              5.50
                                      --------          --------          --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.51)            (0.46)            (0.52)            (0.47)            (0.46)
  Distributions from net
   realized gain                         (4.28)            (7.03)            (2.02)            (1.40)            (2.46)
                                      --------          --------          --------          --------          --------
  Total distributions                    (4.79)            (7.49)            (2.54)            (1.87)            (2.92)
                                      --------          --------          --------          --------          --------
 NET ASSET VALUE, END OF PERIOD         $31.80            $32.01            $36.21            $34.49            $31.32
                                      ========          ========          ========          ========          ========
 TOTAL RETURN/2/                         15.36%            10.73%            12.74%            16.43%            20.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $172,385          $172,361          $185,533          $186,501          $161,962
  Ratio of net investment
   income (loss) to average
   net assets/3/                          1.38%             1.43%             1.49%             1.32%             1.57%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.22%             1.31%             1.22%             1.18%             1.33%
  Waived fees andreimbursed
   expenses/3/                           (0.12)%           (0.21)%           (0.12)%           (0.08)%           (0.23)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.10%             1.10%             1.10%             1.10%             1.10%
  Portfolio turnover rate/5/                16%/6/             7%/6/            20%/6/            11%/6/             9%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 114 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
CLASS B SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $32.03             $36.23             $34.49             $31.31             $28.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.20/1/              0.22               0.25               0.21               0.25
  Net realized and unrealized
   gain (loss) on investments              4.14               2.82               3.74               4.57               5.02
                                       --------           --------           --------           --------           --------
  Total from investment
   operations                              4.34               3.04               3.99               4.78               5.27
                                       --------           --------           --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.32)             (0.21)             (0.23)             (0.20)             (0.22)
  Distributions from net
   realized gain                          (4.28)             (7.03)             (2.02)             (1.40)             (2.46)
                                       --------           --------           --------           --------           --------
  Total distributions                     (4.60)             (7.24)             (2.25)             (1.60)             (2.68)
                                       --------           --------           --------           --------           --------
 NET ASSET VALUE, END OF PERIOD          $31.77             $32.03             $36.23             $34.49             $31.31
                                       ========           ========           ========           ========           ========
 TOTAL RETURN/2/                          14.49%              9.88%             11.91%             15.56%             19.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $23,822            $39,233            $59,606            $80,298            $98,690
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.64%              0.69%              0.76%              0.57%              0.82%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.97%              2.06%              1.97%              1.93%              2.13%
  Waived fees and reimbursed
   expenses/3/                            (0.12)%            (0.21)%            (0.12)%            (0.08)%            (0.28)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.85%              1.85%              1.85%              1.85%              1.85%
  Portfolio turnover rate/5/                 16%/6/              7%/6/             20%/6/             11%/6/              9%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 115

EQUITY INCOME FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $33.43             $37.49             $35.61             $32.26             $29.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.21/1/              0.23               0.27               0.22               0.25
  Net realized and unrealized
   gain (loss) on investments              4.33               2.94               3.86               4.70               5.19
                                       --------           --------           --------           --------           --------
  Total from investment
   operations                              4.54               3.17               4.13               4.92               5.44
                                       --------           --------           --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.32)             (0.20)             (0.23)             (0.17)             (0.24)
  Distributions from net
   realized gain                          (4.28)             (7.03)             (2.02)             (1.40)             (2.46)
                                       --------           --------           --------           --------           --------
  Total distributions                     (4.60)             (7.23)             (2.25)             (1.57)             (2.70)
                                       --------           --------           --------           --------           --------
 NET ASSET VALUE, END OF PERIOD          $33.37             $33.43             $37.49             $35.61             $32.26
                                       ========           ========           ========           ========           ========
 TOTAL RETURN/2/                          14.48%              9.90%             11.90%             15.54%             19.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $4,579             $4,903             $6,937             $9,083             $10,689
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.64%              0.69%              0.77%              0.58%              0.82%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.97%              2.06%              1.97%              1.93%              2.07%
  Waived fees and reimbursed
   expenses/3/                            (0.12)%            (0.21)%            (0.12)%            (0.08)%            (0.22)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.85%              1.85%              1.85%              1.85%              1.85%
  Portfolio turnover rate/5/                 16%/6/              7%/6/             20%/6/             11%/6/              9%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 116 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS A SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                       SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006             2005             2004             2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $15.12           $13.82           $11.48            $9.82             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.12/2/            0.09           0.10/2/            0.05               0.00
  Net realized and unrealized
   gain (loss) on investments            2.77             1.32             2.31             1.62              (0.18)
                                     --------         --------         --------          -------           --------
  Total from investment
   operations                            2.89             1.41             2.41             1.67              (0.18)
                                     --------         --------         --------          -------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.10)           (0.08)           (0.07)           (0.01)              0.00
  Distributions from net
   realized gain                        (0.38)           (0.03)            0.00             0.00               0.00
                                     --------         --------         --------          -------           --------
  Total distributions                   (0.48)           (0.11)           (0.07)           (0.01)              0.00
                                     --------         --------         --------          -------           --------
 NET ASSET VALUE, END OF PERIOD        $17.53           $15.12           $13.82           $11.48              $9.82
                                     ========         ========         ========         ========           ========
 TOTAL RETURN/3/                        19.50%           10.23%           21.06%           16.96%             (1.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $5,714           $4,537           $3,796           $1,645                $76
  Ratio of net investment
   income (loss) to average
   net assets/4/                         0.73%            0.71%            0.80%            0.54%             (0.26)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                         1.35%            1.52%            2.48%           10.90%            196.38%
  Waived fees and reimbursed
   expenses/4/                          (0.10)%          (0.27)%          (1.23)%          (9.65)%          (195.13)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                1.25%            1.25%            1.25%            1.25%              1.25%
  Portfolio turnover rate/6/              108%/7/          107%/7/          145%/7/          122%/7/              3%/7/

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 117

EQUITY VALUE FUND
CLASS B SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                       SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006              2005             2004             2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.95           $13.69            $11.40            $9.81             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.00/2/            0.00           0.01/2/             0.00              (0.01)
  Net realized and unrealized
   gain (loss) on investments            2.74             1.29              2.28             1.59              (0.18)
                                     --------         --------         ---------          -------           --------
  Total from investment
   operations                            2.74             1.29              2.29             1.59              (0.19)
                                     --------         --------         ---------          -------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00             0.00              0.00             0.00               0.00
  Distributions from net
   realized gain                        (0.38)           (0.03)             0.00             0.00               0.00
                                     --------         --------         ---------          -------           --------
  Total distributions                   (0.38)           (0.03)             0.00             0.00               0.00
                                     --------         --------         ---------          -------           --------
 NET ASSET VALUE, END OF PERIOD        $17.31           $14.95            $13.69           $11.40              $9.81
                                     ========         ========         =========         ========           ========
 TOTAL RETURN/3/                        18.61%            9.43%            20.09%           16.21%             (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $3,077           $2,682            $2,245           $1,142                $37
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (0.01)%          (0.04)%            0.07%           (0.19)%            (1.08)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                         2.10%            2.27%             3.25%           11.20%            189.72%
  Waived fees and reimbursed
   expenses/4/                          (0.10)%          (0.27)%           (1.25)%          (9.20)%          (187.72)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                2.00%            2.00%             2.00%            2.00%              2.00%
  Portfolio turnover rate/6/              108%/7/          107%/7/           145%/7/          122%/7/              3%/7/

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 118 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS C SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period

                                       SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006             2005             2004             2003/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $14.95           $13.69           $11.40            $9.81             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.00/2/           (0.01)          0.01/2/            0.00              (0.01)
  Net realized and unrealized
   gain (loss) on investments            2.74             1.30             2.29             1.59              (0.18)
                                     --------         --------         --------          -------           --------
  Total from investment
   operations                            2.74             1.29             2.30             1.59              (0.19)
                                     --------         --------         --------          -------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.02)            0.00            (0.01)            0.00               0.00
  Distributions from net
   realized gain                        (0.38)           (0.03)            0.00             0.00               0.00
                                     --------         --------         --------          -------           --------
  Total distributions                   (0.40)           (0.03)           (0.01)            0.00               0.00
                                     --------         --------         --------          -------           --------
 NET ASSET VALUE, END OF PERIOD        $17.29           $14.95           $13.69           $11.40              $9.81
                                     ========         ========         ========         ========           ========
 TOTAL RETURN/3/                        18.60%            9.43%           20.20%           16.21%             (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $974             $417             $430             $295                $12
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (0.01)%          (0.03)%           0.06%           (0.19)%            (0.64)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                         2.10%            2.27%            3.26%           11.11%            209.42%
  Waived fees and reimbursed
   expenses/4/                          (0.10)%          (0.27)%          (1.26)%          (9.11)%          (207.42)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4,5/                2.00%            2.00%            2.00%            2.00%              2.00%
  Portfolio turnover rate/6/              108%/7/          107%/7/          145%/7/          122%/7/              3%/7/

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 119

GROWTH EQUITY FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                       SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                  2007             2006             2005               2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $28.42           $30.80           $27.70              $24.64              $19.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.01/1/          0.01/1/          0.04/1/              (0.08)/1/           (0.08)/1/
  Net realized and unrealized
   gain on investments                   4.78             2.24             4.63                3.14                5.22
                                     --------         --------         --------            -----------         -----------
  Total from investment
   operations                            4.79             2.25             4.67                3.06                5.14
                                     --------         --------         --------            -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00             0.00             0.00                0.00                0.00
  Distributions from net
   realized gain                        (3.33)           (4.63)           (1.57)               0.00                0.00
                                     --------         --------         --------            -----------         -----------
  Total distributions                   (3.33)           (4.63)           (1.57)               0.00                0.00
                                     --------         --------         --------            -----------         -----------
 NET ASSET VALUE, END OF PERIOD        $29.88           $28.42           $30.80              $27.70              $24.64
                                     ========         ========         ========            ===========         ===========
 TOTAL RETURN/2/                        17.92%            7.80%           17.27%              12.38%              26.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $34,409          $26,448          $22,769            $18,742             $15,576
  Ratio of net investment
   income (loss) to average
   net assets/3/                         0.05%            0.02%            0.15%              (0.28)%             (0.38)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                         1.60%            1.57%            1.60%               1.60%               1.82%
  Waived fees and reimbursed
   expenses/3/                          (0.10)%          (0.08)%          (0.10)%             (0.10)%             (0.32)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                1.50%            1.49%            1.50%               1.50%               1.50%
  Portfolio turnover rate/5/               42%/6/           39%/6/           50%/6/              44%/6/              58%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

 120 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
CLASS B SHARES - COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $25.45              $28.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.18)/1/           (0.19)/1/
  Net realized and unrealized
   gain on investments                       4.24                2.04
                                         -----------         -----------
  Total from investment
   operations                                4.06                1.85
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (3.33)              (4.63)
                                         -----------         -----------
  Total distributions                       (3.33)              (4.63)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $26.18              $25.45
                                         ===========         ===========
 TOTAL RETURN/2/                            17.06%               7.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $7,276              $7,941
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.73)%             (0.75)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.32%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.08)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.24%
  Portfolio turnover rate/5/                   42%/6/              39%/6/

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $25.69              $23.02              $18.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.16)/1/           (0.28)/1/           (0.23)/1/
  Net realized and unrealized
   gain on investments                       4.27                2.95                4.88
                                         -----------         -----------         -----------
  Total from investment
   operations                                4.11                2.67                4.65
                                         -----------         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00
  Distributions from net
   realized gain                            (1.57)               0.00                0.00
                                         -----------         -----------         -----------
  Total distributions                       (1.57)               0.00                0.00
                                         -----------         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $28.23              $25.69              $23.02
                                         ===========         ===========         ===========
 TOTAL RETURN/2/                            16.40%              11.60%              25.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $8,811             $11,700             $14,379
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.60)%             (1.08)%             (1.13)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.34%               2.59%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.09)%             (0.34)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.25%               2.25%
  Portfolio turnover rate/5/                   50%/6/              44%/6/              58%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

                                                        FINANCIAL HIGHLIGHTS 121

GROWTH EQUITY FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $26.63              $29.32
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.19)/1/           (0.19)/1/
  Net realized and unrealized
   gain on investments                       4.44                2.13
                                         -----------         -----------
  Total from investment
   operations                                4.25                1.94
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (3.33)              (4.63)
                                         -----------         -----------
  Total distributions                       (3.33)              (4.63)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $27.55              $26.63
                                         ===========         ===========
 TOTAL RETURN/2/                            17.01%               7.03%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $1,198                $989
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.70)%             (0.71)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.33%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.09)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.24%
  Portfolio turnover rate/5/                   42%/6/              39%/6/

                                        SEPT. 30,           SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $26.61              $23.87              $19.04
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.17)/1/           (0.28)/1/           (0.25)/1/
  Net realized and unrealized
   gain on investments                       4.45                3.02                5.08
                                         -----------         -----------         -----------
  Total from investment
   operations                                4.28                2.74                4.83
                                         -----------         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00
  Distributions from net
   realized gain                            (1.57)               0.00                0.00
                                         -----------         -----------         -----------
  Total distributions                       (1.57)               0.00                0.00
                                         -----------         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $29.32              $26.61              $23.87
                                         ===========         ===========         ===========
 TOTAL RETURN/2/                            16.47%              11.52%              25.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $844              $1,097              $2,980
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.62)%             (1.05)%             (1.11)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.35%               2.34%               2.68%
  Waived fees and reimbursed
   expenses/3/                              (0.10)%             (0.09)%             (0.43)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.25%               2.25%               2.25%
  Portfolio turnover rate/5/                   50%/6/              44%/6/              58%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.


 122 FINANCIAL HIGHLIGHTS

INDEX FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period



                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $54.23             $49.80             $45.21             $40.33           $32.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.99/1/               0.88               0.89               0.65             0.55
  Net realized and unrealized
   gain (loss) on investments                7.60               4.31               4.50               4.81             7.37
                                        ---------           --------           --------           --------         --------
  Total from investment
   operations                                8.59               5.19               5.39               5.46             7.92
                                        ---------           --------           --------           --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.83)             (0.76)             (0.80)             (0.58)           (0.57)
  Distributions from net
   realized gain                            (1.26)              0.00               0.00               0.00             0.00
                                        ---------           --------           --------           --------         --------
  Total distributions                       (2.09)             (0.76)             (0.80)             (0.58)           (0.57)
                                        ---------           --------           --------           --------         --------
 NET ASSET VALUE, END OF PERIOD            $60.73             $54.23             $49.80             $45.21           $40.33
                                        =========           ========           ========           ========         ========
 TOTAL RETURN/2/                            16.16%             10.52%             11.99%             13.57%           24.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $1,878,932         $1,590,045         $1,211,916         $1,087,212         $839,581
  Ratio of net investment
   income (loss) to average
   net assets/3/                             1.71%              1.72%              1.87%              1.49%            1.58%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             0.37%              0.38%              0.31%              0.31%            0.44%
  Waived fees and reimbursed
   expenses/3/                              (0.12)%            (0.13)%            (0.06)%            (0.06)%          (0.19)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    0.25%              0.25%              0.25%              0.25%            0.25%
  Portfolio turnover rate/5/                    8%                 9%                 8%                 3%               3%



1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                        FINANCIAL HIGHLIGHTS 123

LARGE CAP APPRECIATION FUND
CLASS A SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                       SEPT. 30,         SEPT. 30,        SEPT. 30,        SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                   2007             2006             2005              2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $11.31           $11.54            $9.80             $8.92            $7.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.00/1/           0.01/1/          0.03/1/          0.00/1/            (0.01)
  Net realized and unrealized
   gain (loss) on investments             2.28             0.38             1.87              0.88             1.40
                                     ---------         --------         --------         ---------          -------
  Total from investment
   operations                             2.28             0.39             1.90              0.88             1.39
                                     ---------         --------         --------         ---------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.01)            0.00            (0.04)             0.00             0.00
  Distributions from net
   realized gain                         (0.83)           (0.62)           (0.12)             0.00             0.00
                                     ---------         --------         --------         ---------          -------
  Total distributions                    (0.84)           (0.62)           (0.16)             0.00             0.00
                                     ---------         --------         --------         ---------          -------
 NET ASSET VALUE, END OF PERIOD         $12.75           $11.31           $11.54             $9.80            $8.92
                                     =========         ========         ========         =========          =======
 TOTAL RETURN/2/                         21.27%            3.43%           19.52%             9.87%           18.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $34,270           $36,400          $32,048          $20,393           $1,033
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.01%            0.12%            0.27%            (0.11)%          (0.19)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.37%            1.42%            1.42%             1.42%            2.45%
  Waived fees and reimbursed
   expenses/3/                           (0.14)%          (0.17)%          (0.17)%           (0.17)%          (1.24)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.23%/5/         1.25%            1.25%             1.25%            1.21%
  Portfolio turnover rate/6/               145%/7/          155%/7/          133%/7/           149%/7/          153%/7/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Effective July 9, 2007, Class A, B and C voluntarily waived additional 0.02%. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 124 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS B SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.91              $11.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)/1/           (0.07)/1/
  Net realized and unrealized
   gain (loss) on investments                2.18                0.38
                                         -----------         -----------
  Total from investment
   operations                                2.10                0.31
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (0.83)              (0.62)
                                         -----------         -----------
  Total distributions                       (0.83)              (0.62)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $12.18              $10.91
                                         ===========         ===========
 TOTAL RETURN/2/                            20.36%               2.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $3,692              $3,802
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.73)              (0.63)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.12%               2.17%
  Waived fees and reimbursed
   expenses/3/                              (0.14)%             (0.17)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.98%/5/            2.00%
  Portfolio turnover rate/6/                  145%/7/             155%/7/

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.57               $8.78            $7.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/1/           (0.21)/1/        (0.06)
  Net realized and unrealized
   gain (loss) on investments                1.82                1.00             1.37
                                          ----------          ----------       -------
  Total from investment
   operations                                1.77                0.79             1.31
                                          ----------          ----------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00             0.00
  Distributions from net
   realized gain                            (0.12)               0.00             0.00
                                          ----------          ----------       -------
  Total distributions                       (0.12)               0.00             0.00
                                          ----------          ----------       -------
 NET ASSET VALUE, END OF PERIOD            $11.22               $9.57            $8.78
                                         ===========          ==========       =======
 TOTAL RETURN/2/                            18.60%               9.00%           17.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,732              $1,509           $1,449
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.51)%             (0.88)%          (0.95)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.17%               2.16%            3.11%
  Waived fees and reimbursed
   expenses/3/                              (0.17)%             (0.16)%          (0.16)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.00%               2.00%            1.95%
  Portfolio turnover rate/6/                  133%/7/             149%/7/          153%/7/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Effective July 9, 2007, Class A, B and C voluntarily waived additional 0.02%. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 125

LARGE CAP APPRECIATION FUND
CLASS C SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.91              $11.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)/1/           (0.07)/1/
  Net realized and unrealized
   gain (loss) on investments                2.18                0.37
                                         -----------         -----------
  Total from investment
   operations                                2.10                0.30
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (0.83)              (0.62)
                                         -----------         -----------
  Total distributions                       (0.83)              (0.62)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $12.18              $10.91
                                         ===========         ===========
 TOTAL RETURN/2/                            20.36%               2.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $791                $879
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.74)%             (0.63)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.12%               2.17%
  Waived fees and reimbursed
   expenses/3/                              (0.14)%             (0.17)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.98%/5/            2.00%
  Portfolio turnover rate/6/                  145%/7/            1.55%/7/

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.58               $8.79            $7.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/1/           (0.15)/1/        (0.03)
  Net realized and unrealized
   gain (loss) on investments                1.82                0.94             1.35
                                          ----------          ----------       -------
  Total from investment
   operations                                1.77                0.79             1.32
                                          ----------          ----------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00             0.00
  Distributions from net
   realized gain                            (0.12)               0.00             0.00
                                          ----------          ----------       -------
  Total distributions                       (0.12)               0.00             0.00
                                          ----------          ----------       -------
 NET ASSET VALUE, END OF PERIOD            $11.23               $9.58            $8.79
                                         ===========          ==========       =======
 TOTAL RETURN/2/                            18.58%               8.99%           17.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $771                $699             $499
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.44)%             (0.88)%          (0.94)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.17%               2.16%            3.96%
  Waived fees and reimbursed
   expenses/3/                              (0.17)%             (0.16)%          (2.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    2.00%               2.00%            1.95%
  Portfolio turnover rate/6/                  133%/7/             149%/7/          153%/7/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Effective July 9, 2007, Class A, B and C voluntarily waived additional 0.02%. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 126 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
CLASS A SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period

                                         SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                 2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $50.04               $49.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.03)/1/            (0.22)/1/
  Net realized and unrealized
   gain (loss) on investments                8.64                 0.66
                                         -----------          -----------
  Total from investment
   operations                                8.61                 0.44
                                         -----------          -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                (0.07)
  Distributions from net
   realized gain                             0.00                 0.00
  Distributions in excess of
   realized gains                            0.00                 0.00
                                         -----------          -----------
  Total distributions                        0.00                (0.07)
                                         -----------          -----------
 NET ASSET VALUE, END OF PERIOD            $58.65               $50.04
                                         ===========          ===========
 TOTAL RETURN/2/                            17.21%                0.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $456,116             $484,767
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.05)%              (0.44)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             1.31%                1.22%
  Waived fees and reimbursed
   expenses/3/                              (0.11)%              (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.20%                1.20%
  Portfolio turnover rate/5/                   10%/6/                6%/6/

                                       SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                   2005               2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $44.97               $43.96            $34.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.06/1/               (0.28)/1/         (0.46)
  Net realized and unrealized
   gain (loss) on investments             4.64                 1.29              9.90
                                      --------             -----------       --------
  Total from investment
   operations                             4.70                 1.01              9.44
                                      --------             -----------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00                 0.00              0.00
  Distributions from net
   realized gain                          0.00                 0.00              0.00
  Distributions in excess of
   realized gains                         0.00                 0.00              0.00
                                      --------             -----------       --------
  Total distributions                     0.00                 0.00              0.00
                                      --------             -----------       --------
 NET ASSET VALUE, END OF PERIOD         $49.67               $44.97            $43.96
                                      ========             ===========       ========
 TOTAL RETURN/2/                         10.45%                2.28%            27.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $524,323           $454,499            $364,406
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.12%               (0.61)%           (0.69)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                          1.27%                1.28%             1.41%
  Waived fees and reimbursed
   expenses/3/                           (0.07)%              (0.08)%           (0.21)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                 1.20%                1.20%             1.20%
  Portfolio turnover rate/5/                18%/6/               14%/6/            13%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 127

LARGE COMPANY GROWTH FUND
CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period.

                                        SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $44.69              $44.64
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.40)/1/           (0.54)/1/
  Net realized and unrealized
   gain (loss) on investments                7.69                0.59
                                         -----------         -----------
  Total from investment
   operations                                7.29                0.05
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                             0.00                0.00
  Distributions in excess of
   realized gains                            0.00                0.00
                                         -----------         -----------
  Total distributions                        0.00                0.00
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $51.98              $44.69
                                         ===========         ===========
 TOTAL RETURN/2/                            16.31%               0.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $61,402            $104,320
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.83)%             (1.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.06%               1.97%
  Waived fees and reimbursed
   expenses/3/                              (0.11)%             (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%               1.95%
  Portfolio turnover rate/5/                   10%/6/               6%/6/

                                         SEPT. 30,            SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                 2004                2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $40.72               $40.11            $31.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.23)/1/            (0.58)/1/         (0.68)
  Net realized and unrealized
   gain (loss) on investments                4.15                 1.19              9.07
                                         -----------          -----------       --------
  Total from investment
   operations                                3.92                 0.61              8.39
                                         -----------          -----------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                 0.00              0.00
  Distributions from net
   realized gain                             0.00                 0.00              0.00
  Distributions in excess of
   realized gains                            0.00                 0.00              0.00
                                         -----------          -----------       --------
  Total distributions                        0.00                 0.00              0.00
                                         -----------          -----------       --------
 NET ASSET VALUE, END OF PERIOD            $44.64               $40.72            $40.11
                                         ===========          ===========       ========
 TOTAL RETURN/2/                             9.63%                1.52%            26.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $187,895             $220,657            $246,894
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.53)%              (1.36)%           (1.35)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.02%                2.03%             2.33%
  Waived fees and reimbursed
   expenses/3/                              (0.07)%              (0.08)%           (0.45)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%                1.95%             1.88%
  Portfolio turnover rate/5/                   18%/6/               14%/6/            13%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 128 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period.

                                        SEPT. 30,           SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $44.77              $44.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.39)/1/           (0.54)/1/
  Net realized and unrealized
   gain (loss) on investments                7.71                0.59
                                         -----------         -----------
  Total from investment
   operations                                7.32                0.05
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                             0.00                0.00
  Distributions in excess of
   realized gains                            0.00                0.00
                                         -----------         -----------
  Total distributions                        0.00                0.00
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $52.09              $44.77
                                         ===========         ===========
 TOTAL RETURN/2/                            16.35%               0.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $12,012             $14,451
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.81)%             (1.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.06%               1.97%
  Waived fees and reimbursed
   expenses/3/                              (0.11)%             (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%               1.95%
  Portfolio turnover rate/5/                   10%/6/               6%/6/

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2005                2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $40.80              $40.18          $31.76
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.20)/1/           (0.58)/1/       (0.62)
  Net realized and unrealized
   gain (loss) on investments                4.12                1.20            9.04
                                         -----------         -----------     --------
  Total from investment
   operations                                3.92                0.62            8.42
                                         -----------         -----------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00            0.00
  Distributions from net
   realized gain                             0.00                0.00            0.00
  Distributions in excess of
   realized gains                            0.00                0.00            0.00
                                         -----------         -----------     --------
  Total distributions                        0.00                0.00            0.00
                                         -----------         -----------     --------
 NET ASSET VALUE, END OF PERIOD            $44.72              $40.80          $40.18
                                         ===========         ===========     ========
 TOTAL RETURN/2/                             9.61%               1.54%          26.51%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $21,211             $31,937          $40,436
  Ratio of net investment
   income (loss) to average
   net assets/3/                            (0.46)%             (1.36)%         (1.34)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                             2.02%               2.03%           2.16%
  Waived fees and reimbursed
   expenses/3/                              (0.07)%             (0.08)%         (0.30)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                    1.95%               1.95%           1.86%
  Portfolio turnover rate/5/                   18%/6/              14%/6/          13%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 129

SMALL COMPANY GROWTH FUND
CLASS A SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                                SEPT. 30,            SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                           2007                 2006                 2005                2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.50               $30.87               $26.78               $28.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.29)/2/            (0.28)/2/            (0.29)/2/            (0.21)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   5.04                 2.22                 4.55                (1.43)
                                               ------------         ------------         ------------         ------------
  Total from investment operations                  4.75                 1.94                 4.26                (1.64)
                                               ------------         ------------         ------------         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00                 0.00                 0.00                 0.00
  Distributions from net realized gain             (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
  Total distributions                              (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
 NET ASSET VALUE, END OF PERIOD                   $30.20               $30.50               $30.87               $26.78
                                               ============         ============         ============         ============
 TOTAL RETURN/3/                                   17.07%                6.52%               15.95%               (5.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $3,270               $3,208               $2,317                 $832
  Ratio of net investment income (loss)
to
   average net assets/4/                           (1.00)%              (0.89)%              (1.00)%              (0.80)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    1.52%                1.52%                1.54%                1.55%
  Waived fees and reimbursed expenses/4/           (0.07)%              (0.07)%              (0.09)%              (0.10)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              1.45%                1.45%                1.45%                1.45%
  Portfolio turnover rate/6/                         138%/7/              125%/7/              142%/7/              145%/7/


1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 130 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS B SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.

                                                SEPT. 30,            SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                           2007                 2006                 2005                2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $29.87               $30.51               $26.66               $28.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.50)/2/            (0.48)/2/            (0.50)/2/            (0.34)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   4.92                 2.15                 4.52                (1.42)
                                               ------------         ------------         ------------         ------------
  Total from investment operations                  4.42                 1.67                 4.02                (1.76)
                                               ------------         ------------         ------------         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00                 0.00                 0.00                 0.00
  Distributions from net realized gain             (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
  Total from distributions                         (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
 NET ASSET VALUE, END OF PERIOD                   $29.24               $29.87               $30.51               $26.66
                                               ============         ============         ============         ============
 TOTAL RETURN/3/                                   16.22%                5.66%               15.12%               (6.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $750                 $899                 $554                 $144
  Ratio of net investment income (loss)
to
   average net assets/4/                           (1.76)%              (1.58)%              (1.75)%              (1.29)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    2.27%                2.27%                2.29%                2.29%
  Waived fees and reimbursed expenses/4/           (0.07)%              (0.07)%              (0.09)%              (0.09)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              2.20%                2.20%                2.20%                2.20%
  Portfolio turnover rate/6/                         138%/7/              125%/7/              142%/7/              145%/7/

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 131

SMALL COMPANY GROWTH FUND
CLASS C SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.

                                                SEPT. 30,            SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                           2007                 2006                 2005                2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.08               $30.69               $26.82               $28.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.50)/2/            (0.48)/2/            (0.50)/2/            (0.34)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   4.96                 2.18                 4.54                (1.26)
                                               ------------         ------------         ------------         ------------
  Total from investment operations                  4.46                 1.70                 4.04                (1.60)
                                               ------------         ------------         ------------         ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00                 0.00                 0.00                 0.00
  Distributions from net realized gain             (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
  Total from distributions                         (5.05)               (2.31)               (0.17)                0.00
                                               ------------         ------------         ------------         ------------
 NET ASSET VALUE, END OF PERIOD                   $29.49               $30.08               $30.69               $26.82
                                               ============         ============         ============         ============
 TOTAL RETURN/3/                                   16.24%                5.73%               15.10%               (5.59)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $324                 $213                  $77                  $28
  Ratio of net investment income (loss)
to
   average net assets/4/                           (1.74)%              (1.58)%              (1.73)%              (1.29)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    2.27%                2.27%                2.29%                2.27%
  Waived fees and reimbursed expenses/4/           (0.07)%              (0.07)%              (0.09)%              (0.07)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              2.20%                2.20%                2.20%                2.20%
  Portfolio turnover rate/6/                         138%/7/              125%/7/              142%/7/              145%/7/

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 132 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
CLASS A SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period

                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
 FOR THE PERIOD ENDED:                    2007               2006               2005               2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.55             $15.95             $13.66             $11.56              $8.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.00/1/            0.01/1/              0.00              (0.01)              0.00
  Net realized and unrealized
   gain (loss) on investments              0.96               0.92               3.17               1.63               3.13
                                       --------           --------           --------           --------            -------
  Total from investment
   operations                              0.96               0.93               3.17               1.62               3.13
                                       --------           --------           --------           --------            -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00              (0.01)              0.00               0.00               0.00
  Distributions from net
   realized gain                          (1.16)             (1.32)             (0.88)              0.48               0.00
                                       --------           --------           --------           --------            -------
  Total distributions                     (1.16)             (1.33)             (0.88)              0.48               0.00
                                       --------           --------           --------           --------            -------
 NET ASSET VALUE, END OF PERIOD          $15.35             $15.55             $15.95             $13.66             $11.56
                                       ========           ========           ========           ========           ========
 TOTAL RETURN/2/                           5.95%              6.06%             23.97%             22.75%             37.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $66,379            $81,432            $72,680            $31,068            $8,783
  Ratio of net investment
   income (loss) to average
   net assets/3/                          (0.02)%             0.04%              0.10%             (0.06)%             0.06%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                           1.55%              1.44%              1.44%              1.58%              1.43%
  Waived fees and reimbursed
   expenses/3/                            (0.10)%            (0.03)%            (0.09)%            (0.13)%             0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                  1.45%              1.41%              1.35%              1.45%              1.43%
  Portfolio turnover rate/5/                 69%/6/            114%/6/             70%/6/             64%/6/             80%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 133

SMALL COMPANY VALUE FUND
CLASS B SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006              2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.94              $15.48           $13.38           $11.41            $8.38
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.12)/1/           (0.11)/1/        (0.07)           (0.08)           (0.06)
  Net realized and unrealized
   gain (loss) on investments               0.93                0.89             3.05             1.57             3.09
                                        -----------         -----------      --------         --------          -------
  Total from investment
   operations                               0.81                0.78             2.98             1.49             3.03
                                        -----------         -----------      --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00             0.00             0.00             0.00
  Distributions from net
   realized gain                           (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
  Total distributions                      (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
 NET ASSET VALUE, END OF PERIOD           $14.59              $14.94           $15.48           $13.38           $11.41
                                        ===========         ===========      ========         ========         ========
 TOTAL RETURN/2/                            5.15%               5.24%           23.01%           21.89%           36.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $10,413             $13,463           $15,802          $11,571          $7,520
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.77)%             (0.71)%          (0.70)%          (0.85)%          (0.67)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.30%               2.18%            2.21%            2.36%            2.18%
  Waived fees and reimbursed
   expenses/3/                             (0.10)%             (0.03)%          (0.09)%          (0.16)%           0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   2.20%               2.15%            2.12%            2.20%            2.18%
  Portfolio turnover rate/5/                  69%/6/             114%/6/           70%/6/           64%/6/           80%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 134 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
CLASS C SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period

                                        SEPT. 30,           SEPT. 30,          SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006              2005             2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.94              $15.48           $13.37           $11.41            $8.38
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.12)/1/           (0.11)/1/        (0.04)           (0.08)           (0.04)
  Net realized and unrealized
   gain (loss) on investments               0.93                0.89             3.03             1.56             3.07
                                        -----------         -----------      --------         --------          -------
  Total from investment
   operations                               0.81                0.78             2.99             1.48             3.03
                                        -----------         -----------      --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00             0.00             0.00             0.00
  Distributions from net
   realized gain                           (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
  Total distributions                      (1.16)              (1.32)           (0.88)            0.48             0.00
                                        -----------         -----------      --------         --------          -------
 NET ASSET VALUE, END OF PERIOD           $14.59              $14.94           $15.48           $13.37           $11.41
                                        ===========         ===========      ========         ========         ========
 TOTAL RETURN/2/                            5.15%               5.24%           23.11%           21.80%           36.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $3,754              $4,711           $4,847           $2,769           $1,497
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.77)%             (0.71)%          (0.67)%          (0.84)%          (0.80)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            2.30%               2.18%            2.20%            2.35%            2.18%
  Waived fees and reimbursed
   expenses/3/                             (0.10)%             (0.03)%          (0.09)%          (0.15)%           0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   2.20%               2.15%            2.11%            2.20%            2.18%
  Portfolio turnover rate/5/                  69%/6/             114%/6/           70%/6/           64%/6/           80%/6/

1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                        FINANCIAL HIGHLIGHTS 135

STRATEGIC SMALL CAP VALUE FUND
CLASS A SHARES - COMMENCED ON OCTOBER 31, 2006
For a share outstanding throughout each period


                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.00
  Net realized and unrealized gain
(loss)
   on investments                                            0.34
                                               ------------------
  Total from investment operations                           0.34
                                               ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                    0.00
  Distributions from net realized gain                       0.00
                                               ------------------
  Total distributions                                        0.00
                                               ------------------
 NET ASSET VALUE, END OF PERIOD                            $10.34
                                               ==================
 TOTAL RETURN/2/                                             3.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $203
  Ratio of net investment income (loss)
to
   average net assets/3/                                     0.07%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                            63.76%
  Waived fees and reimbursed expenses/3/                   (62.31)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                       1.45%
  Portfolio turnover rate/5,6/                                 64%//


1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 136 FINANCIAL HIGHLIGHTS

STRATEGIC SMALL CAP VALUE FUND
CLASS C SHARES - COMMENCED ON OCTOBER 31, 2006
For a share outstanding throughout each period

                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (0.03)
  Net realized and unrealized gain
(loss)
   on investments                                            0.30
                                               ------------------
  Total from investment operations                           0.27
                                               ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                    0.00
  Distributions from net realized gain                       0.00
                                               ------------------
  Total from distributions                                   0.00
                                               ------------------
 NET ASSET VALUE, END OF PERIOD                            $10.27
                                               ==================
 TOTAL RETURN/2/                                             2.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $126
  Ratio of net investment income (loss)
to
   average net assets/3/                                    (0.69)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                            60.62%
  Waived fees and reimbursed expenses/3/                   (58.42)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                       2.20%
  Portfolio turnover rate/5,6/                                 64%

1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
     ^

                                                        FINANCIAL HIGHLIGHTS 137

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             048EGR / P901 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund


Emerging Growth Fund


Equity Value Fund

Growth Equity Fund

Large Cap Appreciation Fund

Large Company Growth Fund


Small Company Growth Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Large Cap Value Fund                    4
Emerging Growth Fund                        9
Equity Value Fund                          13
Growth Equity Fund                         17
Large Cap Appreciation Fund                21
Large Company Growth Fund                  26
Small Company Growth Fund                  31
Description of Principal Investment        36
  Risks
Portfolio Holdings Information             39


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   40
About Wells Fargo Funds Trust              40
The Investment Adviser and Portfolio       40
  Managers
The Sub-Advisers and Portfolio Managers    41
Dormant Investment Advisory Arrangements   45
Dormant Multi-Manager Arrangement          45


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares                        46
Compensation to Dealers and Shareholder    47
   Servicing Agents
How to Buy Shares                          48
How to Sell Shares                         50
How to Exchange Shares                     52
Account Policies                           54


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 56
Taxes                                         56
Master/Gateway (Reg. TM) Structure            57
Financial Highlights                          67
For More Information                  Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Growth Equity Fund, this section provides a percentage breakdown of the Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
INSTITUTIONAL CLASS
Ticker: CBLSX

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      C&B LARGE CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                      CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                        AS OF 12/31 EACH YEAR
1998       1999        2000       2001         2002        2003        2004       2005       2006      2007
8.04%      2.06%      19.49%      6.59%       -10.89%     33.46%      12.76%      0.93%      22.09%    -1.60%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.94%
  Worst Quarter:      Q3    2002       -17.54%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         5 YEARS        10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                          -1.60%          12.78%         8.61%
  Returns After Taxes on                        -2.82%          11.83%         6.04%
  Distributions/2/
  Returns After Taxes on                        -0.32%          10.77%         6.18%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%          14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on July 26, 2004. Prior to April 11,
  2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the unnamed class of shares of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 6 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.67%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      0.19%
  TOTAL ANNUAL FUND OPERATING            0.86%
  EXPENSES/3/
  Fee Waivers                            0.16%
  NET EXPENSES/4/                        0.70%

1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                      C&B LARGE CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $72
   3 Years                $258
   5 Years                $461
  10 Years              $1,046

 8 C&B LARGE CAP VALUE FUND

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
INSTITUTIONAL CLASS
Ticker: WEMIX

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                          EMERGING GROWTH FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 10 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.85%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      4.72%
  TOTAL ANNUAL FUND OPERATING            5.57%
  EXPENSES/3/
  Fee Waivers                            4.62%
  NET EXPENSES/4/                        0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                         EMERGING GROWTH FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $97
   3 Years              $1,249
   5 Years              $2,389
  10 Years              $5,181


 12 EMERGING GROWTH FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
INSTITUTIONAL CLASS
Ticker: WLVSX

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY VALUE FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS
   FOR THE INSTITUTIONAL
         CLASS/1/
   AS OF 12/31 EACH YEAR
2004     2005     2006      2007
15.27%   10.36%   17.56%    8.35%

           BEST AND WORST QUARTER
  Best Quarter:       Q4    2004      10.97%
  Worst Quarter:      Q4    2007      -3.19%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR         LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           8.35%            14.46%
  Returns After Taxes on                         6.02%            13.64%
  Distributions/2/
  Returns After Taxes on                         6.09%            12.28%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%            13.32%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on August 31, 2006. Prior to April 11,
  2005, the Wells Fargo Advantage Equity Value Fund was named the Wells Fargo Large Cap Value Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class incepted on August 29, 2003. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 14 EQUITY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.69%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.25%
  TOTAL ANNUAL FUND OPERATING                    0.94%
  EXPENSES/3/
  Fee Waivers                                    0.19%
  NET EXPENSES/4/                                0.75%

1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                            EQUITY VALUE FUND 15

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                   $77
   3 Years                 $281
   5 Years                 $502
   10 Years              $1,137

 16 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
INSTITUTIONAL CLASS
Ticker: WGEIX

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 17

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                              35.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                                     35.00%
  Emerging Growth Portfolio                                            4.09%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       7.58%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                               10.50%     Wells Capital Management Incorporated
 International Style                                 30.00%
  International Core Portfolio                                         7.50%     New Star Institutional Managers
  International Growth Portfolio                                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                        7.50%     SSgA Funds Management, Inc.
  International Value Portfolio                                        7.50%     LSV Asset Management

                                                 ---------
 TOTAL FUND ASSETS                                  100.00%

 18 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

            CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
16.50%   25.72%   -0.07%   -14.19%   -21.56%   33.94%   11.93%   8.22%   12.82%    5.90%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       20.08%
  Worst Quarter:      Q3    2002      -20.19%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                      5.90%        14.15%         6.68%
  Returns After Taxes on                    2.02%        11.98%         4.64%
  Distributions/2/
  Returns After Taxes on                    7.06%        11.86%         5.07%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                 5.49%        12.82%         5.91%
  (reflects no deduction for expenses
  or taxes)
 GROWTH EQUITY COMPOSITE INDEX/4/           6.87%        16.48%         6.71%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg.
  TM) Growth Index, 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index. You cannot invest directly in an index.

                                                           GROWTH EQUITY FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/1/                              0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.15%
  Acquired Fund Fees and Expenses                 0.73%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.13%
  Fee Waivers                                     0.08%
  NET EXPENSES/4/                                 1.05%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $107
   3 Years                $351
   5 Years                $615
  10 Years              $1,367

 20 GROWTH EQUITY FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
INSTITUTIONAL CLASS
Ticker: WFASX

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  LARGE CAP APPRECIATION FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

    CALENDAR YEAR TOTAL RETURNS FOR THE
           INSTITUTIONAL CLASS/1/
           AS OF 12/31 EACH YEAR
2002      2003     2004     2005    2006     2007
-23.69%   27.66%   12.13%   9.10%   6.57%    17.76%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       12.58%
  Worst Quarter:      Q3    2002      -15.92%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                       17.76%        14.41%             6.71%
  Returns After Taxes on                     16.06%        13.47%             6.02%
  Distributions/2/
  Returns After Taxes on                     12.62%        12.37%             5.62%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/      11.81%        12.10%             4.52%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class incepted on August 31, 2001. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

                                                  LARGE CAP APPRECIATION FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.70%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.27%
  TOTAL ANNUAL FUND OPERATING                    0.97%
  EXPENSES/3/
  Fee Waivers                                    0.27%
  NET EXPENSES/4/                                0.70%

1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 24 LARGE CAP APPRECIATION FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                   $72
   3 Years                 $282
   5 Years                 $510
   10 Years              $1,165

                                                  LARGE CAP APPRECIATION FUND 25

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WLCSX

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 26 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    LARGE COMPANY GROWTH FUND 27

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

           CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
48.01%   33.21%   -3.62%   -21.58%   -28.11%   26.77%   3.37%   5.95%   2.44%    7.55%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       31.64%
  Worst Quarter:      Q1    2001      -22.83%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           7.55%         8.87%        5.06%
  Returns After Taxes on                         7.55%         8.82%        4.91%
  Distributions/2/
  Returns After Taxes on                         4.91%         7.69%        4.39%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%        12.10%        3.83%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on June 30, 2004. Prior to April 11,
  2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 28 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.63%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      0.21%
  TOTAL ANNUAL FUND OPERATING            0.84%
  EXPENSES/3/
  Fee Waivers                            0.09%
  NET EXPENSES/4/                        0.75%

1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                    LARGE COMPANY GROWTH FUND 29

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $77
   3 Years                $259
   5 Years                $457
  10 Years              $1,029

 30 LARGE COMPANY GROWTH FUND

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WSCGX

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                    SMALL COMPANY GROWTH FUND 31

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 32 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                            AS OF 12/31 EACH YEAR
1998     1999     2000    2001    2002      2003     2004     2005    2006     2007
-9.11%   19.11%   2.34%   0.62%   -29.60%   50.36%   13.29%   4.13%   9.77%    3.49%







            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.66%
  Worst Quarter:      Q3    1998      -24.63%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           3.49%       15.04%         4.69%
  Returns After Taxes on                        -0.33%       12.98%         2.77%
  Distributions/2/
  Returns After Taxes on                         3.97%       12.44%         3.12%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Administrator Class shares, which incepted on November 11, 1994, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class shares and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


                                                    SMALL COMPANY GROWTH FUND 33

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



        ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees/1/                     0.84%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      0.18%
  TOTAL ANNUAL FUND OPERATING            1.02%
  EXPENSES/3/
  Fee Waivers                            0.07%
  NET EXPENSES/4/                        0.95%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 34 SMALL COMPANY GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio(s) in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $97
   3 Years                $318
   5 Years                $556
  10 Years              $1,241


                                                    SMALL COMPANY GROWTH FUND 35

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK   Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                        Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 39

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Growth Equity Fund's investments in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                         Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                         Funds Management, Mr. Chan served as a director in the Investments Department at
                         mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                         of California at Los Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund       managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                         Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B
Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital
                           Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa
                           State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.
JAMES R. NORRIS            Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                           Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.

 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS

R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A.,
                           Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.

--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds
Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.


JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
WILLIAM A. GRIERSON, CFA    Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA        Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.
ROBERT B. MERSKY, CFA       Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.
PAUL E. VON KUSTER, CFA     Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA   Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                         Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                         is a member of the CFA Institute and the New York Society of Security Analysts
                         (NYSSA).
RONALD M. MUSHOCK, CFA   Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                         York University. Mr. Mushock is a member of the AIMR and the NYSSA.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



BRANDON M. NELSON, CFA   Mr. Nelson is jointly responsible for managing the Emerging Growth Fund, which he
Emerging Growth Fund     has managed since 2007. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                         1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                         Business Administration; M.S., Finance, University of Wisconsin, Madison.
THOMAS C. OGNAR, CFA     Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund     managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                         Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                         2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                         Madison.
BRUCE C. OLSON, CFA      Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund     managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                         Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                         Education: B.A., Finance and History, Gustavus Adolphus College.



 44 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the the C&B Large Cap Value Fund, Equity Value Fund, Large Cap Appreciation Fund and Large Company Growth Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Equity Value Fund, Growth Equity Fund and Large Company Growth Fund each have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund, and the Equity Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 46 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

 48 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
--------------------------
                            o Complete and sign the Institutional Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.
                                                                           --------------------------------------
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at
                           100 Heritage Reserve,
                           Menomonee Falls,
                           Wisconsin 53051.
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at
                                         100 Heritage Reserve,
                                         Menomonee Falls,
                                         Wisconsin 53051.
                                         ---------------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through

 50 HOW TO SELL SHARES

     EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 51

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares

 52 HOW TO EXCHANGE SHARES
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

                                                       HOW TO EXCHANGE SHARES 53

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

 54 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 55

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 56 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                  $5 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                  Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                  capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to earnings and revenue forecasts made by Wall Street analysts. Positive revisions are important because we believe identifying and successfully anticipating those revisions can lead to stock outperformance. To find growth and anticipate positive revisions, we use bottom-up research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sufficient profit potential. We combine that fundamental analysis with our assessment of the market's sentiment toward the stocks of those companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or when we see a lack of positive revisions to revenue and earnings. Depending on the circumstances, we may also sell or trim a portfolio position when we see market sentiment turn negative on a stock held in the portfolio. We consider our sell discipline a critical and value-added part of our process. We may actively trade portfolio securities.

 58 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY VALUE PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                  capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                  Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
 INTERNATIONAL CORE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                  PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                  These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                  We follow a two-phase investment process. In the first phase, we conduct bottom-
                                  up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                  methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                    Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 60 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 61

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                               10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                               capitalization companies as those with market capitalizations of $3 billion or more.
                               We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                               dominance in their niche or industry; low cost producers; low levels of leverage;
                               potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                               Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                               Index), before expenses.
                               PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                               Portfolio's performance can be expected to approximate but not equal that of the
                               S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 62 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                       PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                 PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                 capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $262 million to $2.5 billion, as of
                                 May 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                 We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 63

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                     investing primarily in small capitalization securities.
                               PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                               capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                               Russell 2500TM Index was $262 million to $6.2 billion, as of May 31, 2007, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                               We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                               A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                               term prospects of companies. To identify these opportunities, we follow a bottom-
                               up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                               Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

 64 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE      The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)         disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                               Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                               We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


=============================
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin
Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-
employer and public retirement plans.


=============================
CADENCE is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cadence, see "The Sub-Advisers and
Portfolio Managers" sub-section.



=============================
COOKE & BIELER, L.P. (C&B) is the investment sub-adviser for the C&B Large Cap
Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Cooke & Bieler, see "The Sub-Advisers and Portfolio Managers" sub-section.


--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 65
that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. New Star provides investment advisory services to foreign-
and U.S.-based corporate, endowment and foundation clients.
--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the
Investment Advisers Act of 1940 and is a wholly owned subsidiary of State
Street Corporation, a publicly held bank holding company. SSgA FM, State
Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Portfolio, Strategic Small Cap Value Portfolio and the Small Cap Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

 66 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Administrator Class shares of the Emerging Growth Fund and Small Company Growth Fund.


                                                         FINANCIAL HIGHLIGHTS 67

C&B LARGE CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                SEPT. 30,          SEPT. 30,          SEPT. 30,         OCT. 31,
 FOR THE PERIOD ENDED:                           2007               2006              2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.74              $8.67              $8.28              $8.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.15/3/              0.16             0.09/3/              0.02
  Net realized and unrealized gain
(loss)
   on investments                                 0.97               1.17               0.41               0.25
                                              --------            -------           --------            -------
  Total from investment operations                1.12               1.33               0.50               0.27
                                              --------            -------           --------            -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.15)             (0.08)             (0.04)              0.00
  Distributions from net realized gain           (0.44)             (0.18)             (0.07)              0.00
                                              --------            -------           --------            -------
  Total distributions                            (0.59)             (0.26)             (0.11)              0.00
                                              --------            -------           --------            -------
 NET ASSET VALUE, END OF PERIOD                 $10.27              $9.74              $8.67              $8.28
                                              ========            =======           ========            =======
 TOTAL RETURN/4/                                 11.69%             15.63%              6.05%              3.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $57,189            $70,113            $63,303           $15,030
  Ratio of net investment income (loss)
to
   average net assets/5/                          1.45%              1.74%              1.14%              0.91%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5,6/                                  0.85%              0.85%              0.90%              1.22%
  Waived fees and reimbursed expenses/5/         (0.15)%            (0.15)%            (0.20)%            (0.52)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5,6/            0.70%              0.70%              0.70%              0.70%
  Portfolio turnover rate/7/                        24%/8/             29%/8/             25%/8/             30%


1 The Fund changed its fiscal year-end from October 31 to September 30.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 68 FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period



                                                         SEPT. 30,
 FOR THE PERIOD ENDED:                              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             (0.06)
  Net realized and unrealized gain
(loss)
   on investments                                           2.46
                                              ------------------
  Total from investment operations                          2.40
                                              ------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   0.00
  Distributions from net realized gain                      0.00
                                              ------------------
  Total distributions                                       0.00
                                              ------------------
 NET ASSET VALUE, END OF PERIOD                           $12.40
                                              ==================
 TOTAL RETURN/2/                                           24.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $18
  Ratio of net investment income (loss)
to
   average net assets/3/                                   (0.80)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/3,4/                                           10.20%
  Waived fees and reimbursed expenses/3/                   (9.00)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3,4/                      1.20%
  Portfolio turnover rate/5,6/                               125%



1 Commencement of operations at beginning of period.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                         FINANCIAL HIGHLIGHTS 69

EQUITY VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period

                                                   SEPT. 30,              SEPT. 30,
 FOR THE PERIOD ENDED:                             2007                  2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $15.36                 $15.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.19/2/                  0.01
  Net realized and unrealized gain
(loss)
   on investments                                     2.82                   0.18
                                              ------------           ------------
  Total from investment operations                    3.01                   0.19
                                              ------------           ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            (0.15)                  0.00
  Distributions from net realized gain               (0.38)                  0.00
                                              ------------           ------------
  Total distributions                                (0.53)                  0.00
                                              ------------           ------------
 NET ASSET VALUE, END OF PERIOD                     $17.84                 $15.36
                                              ============           ============
 TOTAL RETURN/3/                                     20.01%                  1.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $62,639                   $10
  Ratio of net investment income (loss)
to
   average net assets/4/                              1.13%                  0.82%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                      0.90%                  0.97%
  Waived fees and reimbursed expenses/4/             (0.15)%                (0.32)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/                0.75%                  0.65%
  Portfolio turnover rate/6/                           108%/7/                107%/7/

1 Commencement of operations.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 70 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                 SEPT. 30,            SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                            2007                 2006                2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $28.86               $31.19               $28.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.14/2/              0.13/2/              0.03/2/
  Net realized and unrealized gain on
   investments                                      4.86                 2.29                 2.66
                                               ---------            ---------            ---------
  Total from investment operations                  5.00                 2.42                 2.69
                                               ---------            ---------            ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.10)               (0.12)                0.00
  Distributions from net realized gain             (3.33)               (4.63)                0.00
                                               ---------            ---------            ---------
  Total distributions                              (3.43)               (4.75)                0.00
                                               ---------            ---------            ---------
 NET ASSET VALUE, END OF PERIOD                   $30.43               $28.86               $31.19
                                               =========            =========            =========
 TOTAL RETURN/3/                                   18.44%                8.30%                9.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $158,895             $140,423             $131,489
  Ratio of net investment income (loss)
to
   average net assets/4/                            0.49%                0.46%                0.19%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                    1.15%                1.12%                1.12%
  Waived fees and reimbursed expenses/4/           (0.10)%              (0.08)%              (0.07)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/              1.05%                1.04%                1.05%
  Portfolio turnover rate/6/                          42%/7/               39%/7/               50%/7/

1 Commencement of operations.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

                                                         FINANCIAL HIGHLIGHTS 71

LARGE CAP APPRECIATION FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period

                                                   SEPT. 30,               SEPT. 30,
 FOR THE PERIOD ENDED:                             2007                  2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $11.43                  $11.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.06/2/                0.01/2/
  Net realized and unrealized gain
(loss)
   on investments                                     2.30                    0.24
                                              ------------           -------------
  Total from investment operations                    2.36                    0.25
                                              ------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            (0.05)                   0.00
  Distributions from net realized gain               (0.83)                   0.00
                                              ------------           -------------
  Total distributions                                (0.88)                   0.00
                                              ------------           -------------
 NET ASSET VALUE, END OF PERIOD                     $12.91                  $11.43
                                              ============           =============
 TOTAL RETURN/3/                                     21.90%                   2.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $9,266                     $10
  Ratio of net investment income (loss)
to
   average net assets/4/                              0.52%                   0.62%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                      0.90%                   0.91%
  Waived fees and reimbursed expenses/4/             (0.20)%                 (0.29)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/                0.70%                   0.62%
  Portfolio turnover rate/6/                           145%/7/                 155%/7/

1 Commencement of operations.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

 72 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                                SEPT. 30,           SEPT. 30,           SEPT. 30,            SEPT. 30,
 FOR THE PERIOD ENDED:                            2007                2006                2005               2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $47.76              $47.27              $42.75                $44.93
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.25/2/               0.00              0.24/2/                (0.02)/2/
  Net realized and unrealized gain
(loss)
   on investments                                  8.22                0.64                4.44                 (2.16)
                                               --------            --------            --------              -----------
  Total from investment operations                 8.47                0.64                4.68                 (2.18)
                                               --------            --------            --------              -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          0.00               (0.15)              (0.16)                 0.00
  Distributions from net realized gain             0.00                0.00                0.00                  0.00
  Distributions in excess of realized              0.00                0.00                0.00                  0.00
                                               --------            --------            --------              -----------
  gain
  Total distributions                              0.00               (0.15)              (0.16)                 0.00
                                               --------            --------            --------              -----------
 NET ASSET VALUE, END OF PERIOD                  $56.23              $47.76              $47.27                $42.75
                                               ========            ========            ========              ===========
 TOTAL RETURN/3/                                  17.73%               1.34%              10.96%                (4.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $194,138            $109,216            $104,469             $52,884
  Ratio of net investment income (loss)
to
   average net assets/4/                           0.48%               0.01%               0.53%                (0.04)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4,5/                                   0.86%               0.77%               0.82%                 0.85%
  Waived fees and reimbursed expenses/4/          (0.11)%             (0.02)%             (0.07)%               (0.10)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4,5/             0.75%               0.75%               0.75%                 0.75%
  Portfolio turnover rate/6/                         10%/7/               6%/7/              18%/7/                14%/7/

1 Commencement of operations.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                         FINANCIAL HIGHLIGHTS 73

SMALL COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period



                                        SEPT. 30,           SEPT. 30,           SEPT. 30,           SEPT. 30,         SEPT. 30,
 FOR THE PERIOD ENDED:                    2007                2006                2005                2004             2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $30.73              $31.01              $26.83              $23.87           $17.35
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.22)/1/           (0.18)/1/           (0.21)/1/           (0.26)/1/        (0.13)
  Net realized and unrealized
   gain (loss) on investments               5.08                2.21                4.56                3.22             6.65
                                        -----------         -----------         -----------         -----------      --------
  Total from investment
   operations                               4.86                2.03                4.35                2.96             6.52
                                        -----------         -----------         -----------         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                0.00                0.00                0.00             0.00
  Distributions from net
   realized gain                           (5.05)              (2.31)              (0.17)               0.00             0.00
                                        -----------         -----------         -----------         -----------      --------
  Total distributions                      (5.05)              (2.31)              (0.17)               0.00             0.00
                                        -----------         -----------         -----------         -----------      --------
 NET ASSET VALUE, END OF PERIOD           $30.54              $30.73              $31.01              $26.83           $23.87
                                        ===========         ===========         ===========         ===========      ========
 TOTAL RETURN/2/                           17.34%               6.80%              16.26%              12.40%           37.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $487,994            $518,506            $523,190            $486,285          $432,328
  Ratio of net investment
   income (loss) to average
   net assets/3/                           (0.75)%             (0.58)%             (0.74)%             (0.97)%          (0.65)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            1.34%               1.33%               1.31%               1.25%            1.34%
  Waived fees and reimbursed
   expenses/3/                             (0.14)%             (0.13)%             (0.11)%             (0.05)%          (0.13)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   1.20%               1.20%               1.20%               1.20%            1.21%
  Portfolio turnover rate/5,6/               138%                125%                142%                145%             163%



1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


 74 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048EGIT / P904 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]





[GRAPHIC APPEARS HERE]




                                 APRIL 1, 2008





                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS


Government Securities Fund
(Class B and Class C only)

High Income Fund
(Class B and Class C only)

High Yield Bond Fund

Income Plus Fund

Inflation-Protected Bond Fund

Intermediate Government Income Fund

Short Duration Government Bond Fund

Short-Term Bond Fund
(Class C only)

Short-Term High Yield Bond Fund
(Class C only)


Stable Income Fund

Strategic Income Fund

Total Return Bond Fund


Ultra-Short Duration Bond Fund

Ultra Short-Term Income Fund
(Class C only)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Government Securities Fund       4
High Income Fund                 8
High Yield Bond Fund            13
Income Plus Fund                18
Inflation-Protected Bond Fund   23
Intermediate Government         28
  Income Fund
Short Duration Government       32
  Bond Fund
Short-Term Bond Fund            36
Short-Term High Yield Bond      41
  Fund
Stable Income Fund              46
Strategic Income Fund           52
Total Return Bond Fund          57
Ultra-Short Duration Bond       62
  Fund
Ultra Short-Term Income Fund    68
Description of Principal        74
  Investment Risks
Portfolio Holdings              78
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     79
  of the Funds
About Wells Fargo Funds Trust   79
The Investment Adviser          79
The Sub-Advisers and            80
  Portfolio Managers
Dormant Investment Advisory     83
  Arrangements
Dormant Multi-Manager           84
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes       85
Reductions and Waivers of       90
  Sales Charges
Compensation to Dealers and     94
  Shareholder
   Servicing Agents
Pricing Fund Shares             95
How to Open an Account          96
How to Buy Shares               97
How to Sell Shares              99
How to Exchange Shares         103
Account Policies               105


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                      107
Taxes                              108
Master/Gateway (Reg. TM)           109
  Structure
Financial Highlights               112
For More Information        Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Securities Fund, High Yield Bond Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA


FUND INCEPTION:
10/29/1986
CLASS B
Class B shares are currently not available for investment, except to eligible investors on July 18, 2008-See "A Choice of Share Classes" for further information.

CLASS C
Ticker: WGSCX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.

[GRAPHIC APPEARS HERE]


                                CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                                          AS OF 12/31 EACH YEAR
1998        1999        2000       2001       2002       2003       2004       2005     2006       2007
6.98%       -2.15%     10.13%      7.65%      9.40%      1.66%      2.12%      1.31%    2.72%      6.13%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.36%
  Worst Quarter:      Q2    2004       -3.03%



          The Fund's year-to-date performance through December 31, 2007, was 6.13%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes                5.13%         2.77%      4.52%
  Returns After Taxes on              3.65%         1.42%      2.55%
  Distributions/2/
  Returns After Taxes on              3.30%         1.58%      2.65%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/Returns Before             1.13%         2.41%      4.52%
  Taxes
 LEHMAN BROTHERS                      8.47%         3.69%      5.55%
INTERMEDIATE U.S. GOVERNMEN  T
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.                 7.50%         4.25%         N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on December 26, 2002. Performance shown prior to April 11, 2005, for the Class C shares reflects the performance of the Class C shares of the Strong Government Securities Fund, the predecessor fund, adjusted to reflect Class C sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Class B shares reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class B shares, adjusted to reflect Class B sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class B shares will vary.

3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 6 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investments)                CLASS B          CLASS C
  Maximum deferred sales          5.00%            1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS B        CLASS C
  Management Fees/1/                0.42%          0.42%
  Distribution (12b-1) Fees         0.75%          0.75%
  Other Expenses/2/                 0.64%          0.64%
  TOTAL ANNUAL FUND                1.81%          1.81%
  OPERATING EXPENSES
  Fee Waivers                       0.16%          0.11%
  NET EXPENSES/3/                  1.65%          1.70%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


3 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                   CLASS B         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $668            $273
   3 Years           $854            $559
   5 Years         $1,166            $970
  10 Years         $1,826          $2,118
 If you do NOT sell your shares at the end of
the period:
   1 Year            $168            $173
   3 Years           $554            $559
   5 Years           $966            $970
  10 Years         $1,826          $2,118


                                                    GOVERNMENT SECURITIES FUND 7

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
12/28/1995
CLASS B
Class B shares are currently not available for investment, except to eligible investors on July 18, 2008-See "A Choice of Share Classes" for further information.
CLASS C
Class C shares are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" for further information.

INVESTMENT OBJECTIVE
The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.



 8 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                              HIGH INCOME FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund.

[GRAPHIC APPEARS HERE]




                    CALENDAR YEAR TOTAL RETURNS FOR CLASS B/1/
                               AS OF 12/31 EACH YEAR
1998    1999    2000     2001     2002     2003     2004     2005    2006    2007
2.81%   7.53%   -7.41%   -1.04%   -6.82%   24.34%   10.11%   3.29%   9.52%   3.27%







           BEST AND WORST QUARTER
  Best Quarter:      Q2    2003        7.79%
  Worst Quarter:     Q2    2002      - 9.04%



          The Fund's year-to-date performance through December 31, 2007, was 3.27%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS B/1/
  Returns Before Taxes             3.27%          9.85%        4.20%
  Returns After Taxes on           0.77%          7.18%        0.86%
  Distributions/2/
  Returns After Taxes on           2.11%          6.91%        1.45%
Distributions and Sale of
  Fund Shares/2/
 CLASS C/1/ Returns Before         3.27%          9.85%        4.20%
  Taxes
 LEHMAN BROTHERS U.S.              1.87%         10.90%        5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Performance shown for the Class B and Class C shares reflects the performance of the Advisor Class shares, and includes expenses that are not applicable to and lower than those of the Class B and Class C shares. The Advisor Class shares annual returns are substantially similar to what the Class B and Class C shares returns would be because the Class B shares, Class C shares and Advisor Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Advisor Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Advisor Class shares reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund, the predecessor fund, adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class B shares. After-tax returns for the Class C shares will vary.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.


 10 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS B        CLASS C
  Maximum sales charge               None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales             5.00%          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/                  2.00%          2.00%



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS B        CLASS C
  Management Fees/2/                0.55%          0.55%
  Distribution (12b-1) Fees         0.75%          0.75%
  Other Expenses/3/                 0.62%          0.62%
  Acquired Fund Fees and            0.01%          0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                1.93%          1.93%
  OPERATING EXPENSES
  Fee Waivers                       0.27%          0.27%
  NET EXPENSES/5,6/                1.66%          1.66%



1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.65% for Class B and Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                             HIGH INCOME FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS B        CLASS C
 If you sell your shares at the end of the
period:
   1 Year           $669           $269
   3 Years          $881           $581
   5 Years        $1,219         $1,019
  10 Years        $1,950         $2,237
 If you do NOT sell your shares at the end
of the period:
   1 Year           $169           $169
   3 Years          $581           $581
   5 Years        $1,019         $1,019
  10 Years        $1,950         $2,237


 12 HIGH INCOME FUND

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Niklas Nordenfelt, CFA
Phil Susser

FUND INCEPTION:
11/29/2002
CLASS A
Ticker: HYBAX
CLASS B
Ticker: HYBBX
CLASS C
Ticker: HYBCX

INVESTMENT OBJECTIVE
The High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade; and

o  up to 20% of the Fund's net assets in preferred and convertible securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. We will generally invest in below investment-grade debt securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The average credit quality of the Fund's portfolio is expected to be equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We do not manage the Fund's portfolio to a specific maturity or duration.

We focus on individual security selection (primarily using a bottom-up approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, seeking to identify compelling relative value investments. We analyze the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies. We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         HIGH YIELD BOND FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS
                  A/1/
         AS OF 12/31 EACH YEAR
2003     2004    2005    2006    2007
14.93%   9.25%   2.42%   9.76%   2.48%


           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       7.30%
  Worst Quarter:      Q1    2005      -1.31%


          The Fund's year-to-date performance through December 31, 2007, was 2.48%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes             -2.14%          6.67%           6.49%
  Returns After Taxes on           -4.45%          4.02%           3.87%
  Distributions/2/
  Returns After Taxes on           -1.39%          4.16%           4.02%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         -3.28%          6.55%           6.52%
  Taxes
 CLASS C/1/ Returns Before          0.82%          6.88%           6.68%
  Taxes
 MERRILL LYNCH HIGH YIELD           2.19%         10.76%           5.52%
  MASTER II INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 29, 2002. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of domestic and Yankee high yield bonds. The Index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index.

                                                         HIGH YIELD BOND FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge             4.50%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/        5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/2/                2.00%         2.00%         2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/3/              0.55%         0.55%         0.55%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/4/               0.72%         0.72%         0.72%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/5/
  TOTAL ANNUAL FUND               1.28%         2.03%         2.03%
  OPERATING EXPENSES/6/
  Fee Waivers                     0.12%         0.12%         0.12%
  NET EXPENSES/6,7,8/             1.16%         1.91%         1.91%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
8 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.15% for Class A, and 1.90% for Class B and Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 16 HIGH YIELD BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $563           $694           $294
   3 Years          $826           $925           $625
   5 Years        $1,110         $1,282         $1,082
  10 Years        $1,916         $2,358         $2,349
 If you do NOT sell your shares at the end of the period:
   1 Year           $563           $194           $194
   3 Years          $826           $625           $625
   5 Years        $1,110         $1,082         $1,082
  10 Years        $1,916         $2,358         $2,349

                                                         HIGH YIELD BOND FUND 17

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
W. Frank Koster
Thomas M. Price, CFA

FUND INCEPTION:
7/13/1998
CLASS A
Ticker: STYAX
CLASS B
Ticker: STYBX
CLASS C
Ticker: WFIPX

INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o  up to 25% of the Fund's total assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 INCOME PLUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             INCOME PLUS FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


               CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                          AS OF 12/31 EACH YEAR
1999     2000    2001    2002    2003    2004    2005     2006    2007
-3.47%   2.77%   7.76%   7.33%   8.41%   6.55%   1.41%    5.32%   6.24%


           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%


          The Fund's year-to-date performance through December 31, 2007, was 6.24%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR      5 YEARS      LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes              1.50%       4.60%            4.27%
  Returns After Taxes on           -0.24%       2.59%            1.90%
  Distributions/2/
  Returns After Taxes on            0.94%       2.73%            2.14%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before          0.50%       4.44%            4.01%
  Taxes
 CLASS C/1/ Returns Before          4.41%       4.75%            4.00%
  Taxes
 LEHMAN BROTHERS U.S.               6.50%       4.99%           6.08%/4/
  UNIVERSAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 13, 1998. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.
4 Performance for the Lehman Brothers U.S. Universal Bond Index is as of July
  31, 1998, the nearest date to the Fund's inception date for which data is available.

 20 INCOME PLUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)                CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.55%         0.55%         0.55%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.79%         0.79%         0.79%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.35%         2.10%         2.10%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.34%         0.34%         0.34%
  NET EXPENSES/5,6,7/             1.01%         1.76%         1.76%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.

6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.00% for Class A, and 1.75% for Class B and Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                             INCOME PLUS FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $548           $679           $279
   3 Years          $827           $926           $626
   5 Years        $1,127         $1,300         $1,100
  10 Years        $1,977         $2,128         $2,411
 If you do NOT sell your shares at the end of the period:
   1 Year           $548           $179           $179
   3 Years          $827           $626           $626
   5 Years        $1,127         $1,100         $1,100
  10 Years        $1,977         $2,128         $2,411


 22 INCOME PLUS FUND

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION:
2/28/2003
CLASS A
Ticker: IPBAX
CLASS B
Ticker: IPBBX
CLASS C
Ticker: IPBCX

INVESTMENT OBJECTIVE
The Inflation-Protected Bond Fund seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and

o up to 20% of the Fund's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                INFLATION-PROTECTED BOND FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Inflation-Protected Debt Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR
           CLASS A/1/
      AS OF 12/31 EACH YEAR
2004    2005    2006     2007
7.30%   2.14%   -0.18%   10.99%



           BEST AND WORST QUARTERS
  Best Quarter:       Q4    2007       4.90%
  Worst Quarter:      Q2    2004      -3.32%



          The Fund's year-to-date performance through December 31, 2007, was 10.99%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                       1 YEAR         LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                 6.00%             3.83%
  Returns After Taxes on               4.18%             2.24%
  Distributions/2/
  Returns After Taxes on               3.84%             2.33%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before             5.08%             3.62%
  Taxes
 CLASS C/1/ Returns Before             9.18%             4.00%
  Taxes
 LEHMAN BROTHERS U.S. TIPS            11.63%             5.52%
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on February 28, 2003. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities)
  Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

                                                INFLATION-PROTECTED BOND FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)                CLASS A       CLASS B       CLASS C
  Maximum sales charge             4.50%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/        5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.45%         0.45%         0.45%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.71%         0.71%         0.71%
  TOTAL ANNUAL FUND               1.16%         1.91%         1.91%
  OPERATING EXPENSES/4/
  Fee Waivers                     0.31%         0.31%         0.31%
  NET EXPENSES/5/                 0.85%         1.60%         1.60%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.
2 The management fees reflect the fees charged by Funds Management for providing investment advisory services to the Inflation-Protected Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.


5 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 26 INFLATION-PROTECTED BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $533           $663           $263
   3 Years          $773           $870           $570
   5 Years        $1,031         $1,203         $1,003
  10 Years        $1,769         $2,221         $2,208
 If you do NOT sell your shares at the end of the period:
   1 Year           $533           $163           $163
   3 Years          $773           $570           $570
   5 Years        $1,031         $1,003         $1,003
  10 Years        $1,769         $2,221         $2,208

                                                INFLATION-PROTECTED BOND FUND 27

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
William Stevens

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVGAX
CLASS B
Ticker: NVBGX
CLASS C
Ticker: WFGCX

INVESTMENT OBJECTIVE
The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and


o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in fixed and variable rate U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                          INTERMEDIATE GOVERNMENT INCOME FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002    2003    2004    2005    2006     2007
9.65%   -2.21%   11.02%   6.59%   9.65%   1.61%   1.88%   1.21%   3.75%    5.65%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    1998       5.91%
  Worst Quarter:      Q2    2004      -2.51%


          The Fund's year-to-date performance through December 31, 2007, was 5.65%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                0.90%       1.87%          4.32%
  Returns After Taxes on             -0.67%       0.35%          2.35%
  Distributions/2/
  Returns After Taxes on              0.55%       0.69%          2.46%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -0.08%       1.66%          4.01%
  Taxes
 CLASS C/1/ Returns Before            3.95%       2.03%          4.00%
  Taxes
 LEHMAN BROTHERS                      8.47%       3.69%          5.55%
INTERMEDIATE U.S. GOVERNMEN  T
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 17, 1996. Class C shares incepted on November 8,
  1999. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A or B shares, adjusted to reflect Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

 30 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.45%         0.45%         0.45%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.64%         0.64%         0.64%
  TOTAL ANNUAL FUND               1.09%         1.84%         1.84%
  OPERATING EXPENSES
  Fee Waivers                     0.14%         0.14%         0.14%
  NET EXPENSES/4/                 0.95%         1.70%         1.70%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Companyand may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $543           $673           $273
   3 Years          $768           $865           $565
   5 Years        $1,011         $1,182           $982
  10 Years        $1,707         $1,858         $2,147
 If you do NOT sell your shares at the end of the period:
   1 Year           $543           $173           $173
   3 Years          $768           $565           $565
   5 Years        $1,011           $982           $982
  10 Years        $1,707         $1,858         $2,147


                                          INTERMEDIATE GOVERNMENT INCOME FUND 31

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
CLASS A
Ticker: MSDAX
CLASS B
Ticker: MSDBX
CLASS C
Ticker: MSDCX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 32 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                          SHORT DURATION GOVERNMENT BOND FUND 33

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
7.48%   2.31%   7.83%   7.55%   5.99%   1.92%   1.16%   1.28%   3.86%    5.80%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2001       3.34%
  Worst Quarter:      Q2    2004      -1.31%


          The Fund's year-to-date performance through December 31, 2007, was 5.08%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             2.63%        2.16%          4.17%
  Returns After Taxes on           1.12%        0.98%          2.44%
  Distributions/2/
  Returns After Taxes on           1.68%        1.15%          2.49%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         2.01%        2.01%          3.97%
  Taxes
 CLASS C/1/ Returns Before         4.01%        2.01%          3.97%
  Taxes
 LEHMAN BROTHERS U.S. 1-3          7.10%        3.18%          4.84%
YEAR GOVERNMENT BOND
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 11, 1996. Class B and Class C shares incepted on May 31, 2002. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
  2.9 years are included. You cannot invest directly in an index.

 34 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            3.00%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       3.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.45%         0.45%         0.45%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.65%         0.65%         0.65%
  TOTAL ANNUAL FUND               1.10%         1.85%         1.85%
  OPERATING EXPENSES
  Fee Waivers                     0.25%         0.25%         0.25%
  NET EXPENSES/4/                 0.85%         1.60%         1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge (CDSC) if they are redeemed within one year from date of purchase. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $384           $463           $263
   3 Years          $615           $657           $557
   5 Years          $865           $891           $977
  10 Years        $1,578         $1,910         $2,149
 If you do NOT sell your shares at the end of the period:
   1 Year           $384           $163           $163
   3 Years          $615           $557           $557
   5 Years          $865           $891           $977
  10 Years        $1,578         $1,910         $2,149

                                          SHORT DURATION GOVERNMENT BOND FUND 35

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
CLASS C
Ticker: WFSHX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 36 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                         SHORT-TERM BOND FUND 37

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]




                   CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
4.90%   4.25%   7.22%   4.50%   0.62%   3.77%   2.15%   1.98%   4.36%    4.49%







           BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.37%
  Worst Quarter:     Q1    2002      - 1.92%



          The Fund's year-to-date performance through December 31, 2007, was 4.49%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes             4.49%        3.34%          3.81%
  Returns After Taxes on           2.73%        1.85%          1.81%
  Distributions/2/
  Returns After Taxes on           2.90%        1.98%          2.01%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S 1-3           6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Class C shares incepted on March 31, 2008. Performance shown for the Class C shares reflects the performance of the Investor Class shares, which incepted on August 31, 1987, and includes expenses that are not applicable to and lower than those of the Class C shares. Investor Class annual returns are substantially similar to what the Class C annual returns would be because the Investor Class and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.


 38 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                      CLASS C
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                    CLASS C
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.75%
  Other Expenses/2/                     0.65%
  Acquired Fund Fees and                0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.86%
  OPERATING EXPENSES
  Fee Waivers                           0.30%
  NET EXPENSES/,4,5/                   1.56%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.55% for Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                         SHORT-TERM BOND FUND 39

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS C
 If you sell your shares at
the end of the period:
   1 Year           $259
   3 Years          $557
   5 Years          $980
  10 Years        $2,161
 If you do NOT sell your
shares at the end of the
period:
   1 Year           $159
   3 Years          $557
   5 Years          $980
  10 Years        $2,161



 40 SHORT-TERM BOND FUND

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
6/30/1997
CLASS C
Ticker: WFHYX

INVESTMENT OBJECTIVE
The Short-Term High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in below investment-grade corporate debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics, liquidity and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                              SHORT-TERM HIGH YIELD BOND FUND 41

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


 42 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund.

[GRAPHIC APPEARS HERE]



                    CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                              AS OF 12/31 EACH YEAR
1998    1999    2000    2001     2002     2003    2004    2005    2006     2007
8.37%   5.32%   5.03%   -0.42%   -0.13%   9.52%   4.46%   2.95%   5.97%    3.24%






           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       3.77%
  Worst Quarter:      Q2    2002      -3.49%



          The Fund's year-to-date performance through December 31, 2007, was 3.24%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes             3.24%        5.20%          4.39%
  Returns After Taxes on           1.17%        3.31%          1.88%
  Distributions/2/
  Returns After Taxes on           2.09%        3.34%          2.18%
Distributions and Sale of
  Fund Shares/2/
 MERRILL LYNCH HIGH YIELD          2.13%        7.26%          5.56%
  U.S. CORPORATES, CASH PAY,
  BB RATED 1-5 YEARS
INDEX/3/(reflects no
deduction for fees, expense  s
or
  taxes)
 SHORT-TERM HIGH YIELD BOND        2.37%        8.13%          6.01%
  INDEX III/4/
  (reflects no deduction for
  fees, expenses or taxes)



1 Class C shares incepted on March 31, 2008. Performance shown for the Class C shares reflects the performance of the Investor Class shares, which incepted on June 30, 1997, and includes expenses that are not applicable to and are lower than those of the Class C shares. Investor Class annual returns are substantially similar to what the Class C annual returns would be because the Investor Class and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years
  Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.
4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch
  High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.


                                              SHORT-TERM HIGH YIELD BOND FUND 43

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                      CLASS C
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/                      2.00%



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                    CLASS C
  Management Fees/2/                    0.55%
  Distribution (12b-1) Fees             0.75%
  Other Expenses/3/                     0.67%
  Acquired Fund Fees and                0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                    1.98%
  OPERATING EXPENSES
  Fee Waivers                           0.41%
  NET EXPENSES/5,6/                    1.57%



1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.56% for Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 44 SHORT-TERM HIGH YIELD BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS C
 If you sell your shares at
the end of the period:
   1 Year           $260
   3 Years          $583
   5 Years        $1,033
  10 Years        $2,281
 If you do NOT sell your
shares at the end of the
period:
   1 Year           $160
   3 Years          $583
   5 Years        $1,033
  10 Years        $2,281


                                              SHORT-TERM HIGH YIELD BOND FUND 45

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994
CLASS A
Ticker: NVSAX
CLASS B
Ticker: NVSBX
CLASS C
Ticker: WSICX

INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;
   and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 46 STABLE INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           STABLE INCOME FUND 47

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.87%   3.43%   6.82%   5.53%   3.03%   1.50%   1.07%   2.14%   4.22%   3.90%


            BEST AND WORST QUARTERS
  Best Quarter:        Q1    2001        2.32%
  Worst Quarter:       Q2    2004       -0.44%


          The Fund's year-to-date performance through December 31, 2007, was 3.90%.


 48 STABLE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             1.82%        2.15%          3.53%
  Returns After Taxes on           0.26%        1.12%          2.06%
  Distributions/2/
  Returns After Taxes on           1.17%        1.23%          2.10%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         1.56%        1.79%          2.95%
  Taxes
 CLASS C/1/ Returns Before         2.11%        1.78%          2.90%
  Taxes
 LEHMAN BROTHERS 9-12 MONTHS       5.88%        3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS       5.80%         N/A            N/A
SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX/6,7/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 17, 1996. Class C shares incepted on June 30, 2003. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged
  U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short-Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.
7 The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. The Index has an inception date of August 1, 2004.

                                                           STABLE INCOME FUND 49

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge             2.00%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/        1.50%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.33%         0.33%         0.33%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.62%         0.62%         0.62%
  TOTAL ANNUAL FUND               0.95%         1.70%         1.70%
  OPERATING EXPENSES/4/
  Fee Waivers                     0.10%         0.10%         0.10%
  NET EXPENSES/5/                 0.85%         1.60%         1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge (CDSC) if they are redeemed within one year from date of purchase. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees reflect the fees charged by Funds Management for providing investment advisory services to the Stable Income Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 50 STABLE INCOME FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $285           $313           $263
   3 Years          $487           $526           $526
   5 Years          $705           $827           $914
  10 Years        $1,334         $1,769         $2,000
 If you do NOT sell your shares at the end of the period:
   1 Year           $285           $163           $163
   3 Years          $487           $526           $526
   5 Years          $705           $827           $914
  10 Years        $1,334         $1,769         $2,000

                                                           STABLE INCOME FUND 51

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
11/30/2000
CLASS A
Ticker: SASAX
CLASS B
Ticker: SASIX
CLASS C
Ticker: SASCX

INVESTMENT OBJECTIVE
The Strategic Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o  up to 30% of the Fund's total assets in debt securities of foreign issuers;

o up to 20% of the Fund's total assets in debt securities that are in default at the time of purchase; and

o  up to 20% of the Fund's total assets in equities and convertible securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing securities. These may include corporate obligations, convertible securities and bank loans.We typically invest in debt securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The Fund may invest all of its assets in below investment-grade debt securities (often called "high-yield" securities or "junk bonds"). We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 52 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        STRATEGIC INCOME FUND 53

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Strategic Income Fund was organized as the successor fund to the Strong Advisor Strategic Income Fund.

[GRAPHIC APPEARS HERE]


        CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                   AS OF 12/31 EACH YEAR
2001    2002     2003     2004     2005    2006     2007
6.96%   -6.41%   33.38%   11.96%   2.81%   11.04%   2.52%


          BEST AND WORST QUARTERS
  Best Quarter:      Q2    2003      12.13%
  Worst Quarter:     Q2    2002      -8.11%


          The Fund's year-to-date performance through December 31, 2007, was 2.52%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes             -2.10%         10.79%           8.29%
  Returns After Taxes on           -4.69%          8.05%           4.94%
  Distributions/2/
  Returns After Taxes on           -1.22%          7.74%           5.04%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         -3.24%         10.53%           7.89%
  Taxes
 CLASS C/1/ Returns Before          0.75%         10.78%           7.87%
  Taxes
 LEHMAN BROTHERS U.S.               1.87%         10.90%           5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance shown prior to April 11, 2005 for the Class
  A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Strategic Income Fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

 54 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/2/               2.00%         2.00%         2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/3/              0.55%         0.55%         0.55%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/4/               0.84%         0.85%         0.84%
  Acquired Fund Fees and          0.02%         0.02%         0.02%
  Expenses/5/
  TOTAL ANNUAL FUND               1.41%         2.17%         2.16%
  OPERATING EXPENSES/6/
  Fee Waivers                     0.29%         0.30%         0.29%
  NET EXPENSES/6,7,8/             1.12%         1.87%         1.87%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
8 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.10% for Class A, and 1.85% for Class B and Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                        STRATEGIC INCOME FUND 55

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $559           $690           $290
   3 Years          $849           $950           $648
   5 Years        $1,160         $1,337         $1,133
  10 Years        $2,041         $2,489         $2,470
 If you do NOT sell your shares at the end of the period:
   1 Year           $559           $190           $190
   3 Years          $849           $650           $648
   5 Years        $1,160         $1,137         $1,133
  10 Years        $2,041         $2,489         $2,470


 56 STRATEGIC INCOME FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION:
6/30/1997
CLASS A
Ticker: MBFAX
CLASS B
Ticker: MBFBX
CLASS C
Ticker: MBFCX

INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in bonds;


o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       TOTAL RETURN BOND FUND 57

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 58 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
8.51%   -0.78%   11.85%   9.37%   9.80%   4.37%   3.99%   1.91%   3.89%   6.14%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       4.86%
  Worst Quarter:      Q2    2004      -2.44%


          The Fund's year-to-date performance through December 31, 2007, was 6.14%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                1.37%       3.10%          5.35%
  Returns After Taxes on             -0.25%       1.63%          3.20%
  Distributions/2/
  Returns After Taxes on              0.85%       1.78%          3.23%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before            0.36%       2.88%          5.35%
  Taxes
 CLASS C/1/ Returns Before            4.37%       3.24%          5.27%
  Taxes
 LEHMAN BROTHERS U.S.                 6.97%       4.42%          5.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on October 31, 2001. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 59

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.39%         0.39%         0.39%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.62%         0.62%         0.62%
  TOTAL ANNUAL FUND               1.01%         1.76%         1.76%
  OPERATING EXPENSES/4/
  Fee Waivers                     0.11%         0.11%         0.11%
  NET EXPENSES/5/                 0.90%         1.65%         1.65%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information.

2 The management fees reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 60 TOTAL RETURN BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell you shares at the end of the period:
   1 Year           $538           $668           $268
   3 Years          $747           $843           $543
   5 Years          $973         $1,144           $944
  10 Years        $1,621         $2,076         $2,064
 If you do NOT sell your shares at the end of the period:
   1 Year           $538           $168           $168
   3 Years          $747           $543           $543
   5 Years          $973           $944           $944
  10 Years        $1,621         $2,076         $2,064

                                                       TOTAL RETURN BOND FUND 61

ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
3/31/1994
CLASS A
Ticker: STSDX
CLASS B
Ticker: SSDKX
CLASS C
Ticker: SSHCX

INVESTMENT OBJECTIVE
The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in below investment-grade debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest a significant amount in mortgage- and asset-backed securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be one year or less.

We employ a top-down macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 62 ULTRA-SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                               ULTRA-SHORT DURATION BOND FUND 63

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra-Short Duration Bond Fund was organized as the successor fund to the Strong Advisor Short Duration Bond Fund.

[GRAPHIC APPEARS HERE]


                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.08%   5.77%   6.48%   5.13%   1.29%   2.16%   1.01%   2.75%   4.80%   2.55%



            BEST AND WORST QUARTERS
  Best Quarter:        Q1    2001        2.31%
  Worst Quarter:       Q1    2002       -0.66%



          The Fund's year-to-date performance through December 31, 2007, was 2.55%.


 64 ULTRA-SHORT DURATION BOND FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                0.50%       2.23%          3.38%
  Returns After Taxes on             -1.30%       0.87%          1.59%
  Distributions/2/
  Returns After Taxes on              0.32%       1.11%          1.78%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before            0.29%       1.83%          2.85%
  Taxes
 CLASS C/1/ Returns Before            0.79%       1.83%          2.72%
  Taxes
 LEHMAN BROTHERS 9-12 MONTHS          5.88%       3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3             6.83%       3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM           5.49%        N/A            N/A
U.S. GOVERNMENT/CREDIT BON  D
  INDEX/6/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance shown prior to April 11, 2005 for the Class
  A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Short Duration
  Bond Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged
  U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.

                                               ULTRA-SHORT DURATION BOND FUND 65

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            2.00%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       1.50%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.45%         0.45%         0.45%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.89%         0.89%         0.89%
  Acquired Fund Fee and           0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.35%         2.10%         2.10%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.59%         0.59%         0.59%
  NET EXPENSES/5,6,7/             0.76%         1.51%         1.51%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge (CDSC) if they are redeemed within one year from date of purchase. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratios shown here include the expense of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.75% for Class A, and 1.50% for Class B and Class C. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 66 ULTRA-SHORT DURATION BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $276           $304           $254
   3 Years          $562           $601           $601
   5 Years          $869           $989         $1,075
  10 Years        $1,741         $2,152         $2,384
 If you do NOT sell your shares at the end of the period:
   1 Year           $276           $154           $154
   3 Years          $562           $601           $601
   5 Years          $869           $989         $1,075
  10 Years        $1,741         $2,152         $2,384

                                               ULTRA-SHORT DURATION BOND FUND 67

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
CLASS C
Class C shares are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" for further information.11/25/1988

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 68 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                 ULTRA SHORT-TERM INCOME FUND 69

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as a successor funds to the Strong Ultra Short-Term Income Fund.

[GRAPHIC APPEARS HERE]




                  CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.75%   5.27%   6.77%   4.26%   0.83%   2.26%   1.96%   3.49%   4.75%   3.17%







            BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.08%
  Worst Quarter:      Q1    2002       - 0.73%



          The Fund's year-to-date performance through December 31, 2007, was 3.17%.

 70 ULTRA SHORT-TERM INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes             3.17%        3.12%          3.74%
  Returns After Taxes on           1.30%        1.64%          1.85%
  Distributions/2/
  Returns After Taxes on           2.05%        1.80%          2.03%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS       5.88%        3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM        5.49%         N/A            N/A
U.S. GOVERNMENT/CREDIT BON  D
  INDEX/6/
  (reflects no deduction for
  expenses or taxes)



1 Performance shown for the Class C shares reflects the performance of the Investor Class shares, which incepted on November 25, 1988, and includes expenses that are not applicable to and lower than those of Class C shares. The Investor Class annual returns are substantially similar to what the Class C annual returns would be because the Investor Class and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short-Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.


                                                 ULTRA SHORT-TERM INCOME FUND 71

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                      CLASS C
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                    CLASS C
  Management Fees/1/                    0.43%
  Distribution (12b-1) Fees             0.75%
  Other Expenses/2/                     0.60%
  Acquired Fund Fee and                 0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.79%
  OPERATING EXPENSES/4/
  Fee Waivers                           0.33%
  NET EXPENSES/4,5,6/                  1.46%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios , excluding the expenses of any money market fund or other fund held by the Fund, at 1.45%. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 72 ULTRA SHORT-TERM INCOME FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:




                  CLASS C
 If you sell your shares at
the end of the period:
   1 Year           $249
   3 Years          $532
   5 Years          $941
  10 Years        $2,084
 If you do NOT sell your
shares at the end of the
period:
   1 Year           $149
   3 Years          $532
   5 Years          $941
  10 Years        $2,084



                                                 ULTRA SHORT-TERM INCOME FUND 73

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK         An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 74 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                            For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK             effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 75

ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK             assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                            Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

 76 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 77

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 78 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 79

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. For the Inflation-Protected Bond Fund, Stable Income Fund and the Total Return Bond Fund, sub-advisory services provided to the master portfolio are described as being provided at the gateway level. There are no sub-advisory services currently provided at the gateway fund level for these Funds because each of these Funds invests substantially all of its assets in master portfolios described in the Master/Gateway Structure section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg.
TM)Structure" section.
--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income Fund. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

RICHARD MERRIAM, CFA   Mr. Merriam is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy.
                       Education: B.A., Economics and English, University of Michigan; M.B.A., University of
                       Minnesota.
AJAY MIRZA, CFA        Mr. Mirza is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E.,
                       Instrumentation, Birla Institute of Technology (India), M.A., Economics, Tulane
                       University; M.B.A., University of Minnesota.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus except for the Stable Income Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


MICHAEL J. BRAY, CFA         Mr. Bray is jointly responsible for managing the Government Securities Fund and the
Government Securities Fund   Inflation-Protected Bond Fund, both of which he has managed since 2005. Mr. Bray
Inflation-Protected Bond     joined Wells Capital Management in 2005 as a portfolio manager on the Customized
 Fund                        Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward
                             Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at
                             State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of
                             Connecticut, Storrs; M.B.A., Pennsylvania State University.

 80 ORGANIZATION AND MANAGEMENT OF THE FUNDS

W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004, and the Income Plus Fund, which he has managed since
Income Plus Fund              2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                              He served as a senior vice president of SCM's Institutional Business Group from
                              December 2000 to March 2001, serving as a fixed-income product specialist and from
                              March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.
TROY LUDGOOD                  Mr. Ludgood is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund        has managed since 2007. Mr. Ludgood joined Wells Capital Management in 2004 as a senior credit trader and was promoted to director of credit trading in 2006 and portfolio manager in 2007. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering, Georgia Institute
                              of Technology; M.B.A., Wharton School of the University of Pennsylvania.
KEVIN J. MAAS, CFA            Mr. Maas is jointly responsible for managing the High Income Fund, Short-Term High
High Income Fund              Yield Bond Fund, and the Strategic Income Fund, all of which he has managed since
Short-Term High Yield         2007. Mr. Maas joined Wells Capital Management in 2005 as a senior research analyst
 Bond Fund                    specializing in taxable high yield securities. Prior to joining Wells Capital Management,
Strategic Income Fund         Mr. Maas was with Strong Capital Management since 1999 as a high-yield, taxable fixed-income analyst. Education: B.S., Finance, University of Minnesota.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund,
Government Securities Fund    Short-Term Bond Fund, Ultra Short-Term Income Fund, and the Ultra-Short Duration
Inflation-Protected Bond      Bond Fund, each of which he has managed since 2004. He is also jointly responsible for
 Fund                         managing the Inflation-Protected Bond Fund, which he has managed since 2005. Mr.
Short-Term Bond Fund          Mueller joined Wells Capital Management in 2005 as a portfolio manager specializing
Ultra-Short Duration Bond     in macroeconomic analysis. Prior to joining Wells Capital Management, he served as a
  Fund
Ultra Short-Term Income Fund  portfolio manager with Strong Capital Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004.
                              Education: B.A., Economics, University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Ultra-Short Duration Bond Fund
Ultra-Short Duration Bond     and the Ultra Short-Term Income Fund, both of which he has managed since 2008. Mr.
  Fund
Ultra Short-Term Income Fund  Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital Management, Mr.
                              Newton served as a high-grade, fixed-income analyst with Strong Capital
                              Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern
                              Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private
                              Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 81

NIKLAS NORDENFELT, CFA        Niklas Nordenfelt is jointly responsible for managing the High Yield Bond Fund, which
High Yield Bond Fund          he has managed since 2007. Mr. Nordenfelt joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003. Prior to being promoted to co-portfolio manager of the High Yield Bond Fund in 2007, he was an investment strategist at Wells Capital Management and was responsible for portfolio analytics, macro-strategy analysis and client portfolio management issues. Before joining Wells
                              Capital Management, Mr. Nordenfelt was at Barclays Global Investors from 1996-2002 where he was a principal and investment strategist working directly with clients on their international and emerging markets equity strategies. Education: B.A., Economics,
                              University of California, Berkeley.
THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Fund, both of which he has managed since 2003. Mr.
 Bond Fund                    O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is
Total Return Bond Fund        responsible for identifying value in mortgages. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.
THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the Income Plus Fund, which he has
Hign Income Fund              managed since 2005 and the Ultra Short-Term Income Fund and Ultra-Short Duration
Income Plus Fund              Bond Fund, both of which he has managed since 2002. He is also jointly responsible for
Short-Term High Yield Bond    managing the Strategic Income Fund, which he has managed since 2004 and the High
 Fund                         Income Fund and the Short-Term High Yield Bond Fund, both of which he has
Strategic Income Fund         managed since 1998. Mr. Price joined Wells Capital Management in 2005 as a portfolio
Ultra-Short Duration Bond     manager specializing in taxable high yield securities. Prior to joining Wells Capital
  Fund
Ultra Short-Term Income Fund  Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A.,
                              Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate School of
                              Management, Northwestern University.
JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Short-Term Bond Fund, which she
Short-Term Bond Fund          has managed since 2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital Management, she was a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 2000 and a research analyst at SCM since 1995.
                              Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.
LYNNE A. ROYER                Ms. Royer is jointly responsible for managing the Total Return Bond Fund, which she
Total Return Bond Fund        has managed since 2007. Ms. Royer joined Wells Capital Management in 2003 and currently serves as a senior portfolio manager of the Montgomery Fixed Income
                              Strategies Team at Wells Capital Management. Prior to joining Wells Capital
                              Management, she was a senior analyst in the Fixed Income Division of Montgomery
                              Asset Management since 1996. Education: B.A., Gettysburg College; M.B.A., Anderson
                              Graduate School of Management, University of California, Los Angeles.
MICHAEL J. SCHUELLER, CFA     Mr. Schueller is jointly responsible for managing the High Income Fund, Short-Term
High Income Fund              High-Yield Bond Fund, and the Strategic Income Fund, all of which he has managed
Short-Term High-Yield Bond    since 2007. Mr. Schueller joined Wells Capital Management in 2005 as a senior research
 Fund                         analyst specializing in high yield securities and, since 2007, as a portfolio manager. Prior
Strategic Income Fund         to joining Wells Capital Management, Mr. Schueller was with Strong Capital
                              Management, Inc. (SCM) since 2000 as a leveraged loan trader and, since 2002, a fixed income research analyst. Education: B.A., Economics, University of Minnesota; J.D.,
                              University of Wisconsin.


 82 ORGANIZATION AND MANAGEMENT OF THE FUNDS

WILLIAM STEVENS             Mr. Stevens is responsible for managing the Intermediate Government Income Fund,
Intermediate Government     which he has managed since 2005. He is also jointly responsible for managing the
 Income Fund                Short Duration Government Bond Fund, which he has managed since 1992, and the
Short Duration Government   Total Return Bond Fund, which he has managed since 1997. Mr. Stevens joined Wells
 Bond Fund                  Capital Management in 2003 as chief fixed income officer and senior managing
Total Return Bond Fund      director. He currently serves as senior portfolio manager and co-head of the
                            Montgomery Fixed Income Investment Strategies Team. Prior to joining Wells Capital
                            Management, Mr. Stevens was president and chief investment officer of Montgomery
                            Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of Montgomery's Fixed Income Division since 1992.
                            Education: B.A., Economics, Wesleyan University; M.B.A., Harvard Business School.
PHIL SUSSER                 Mr. Susser is jointly responsible for managing the High Yield Bond Fund, which he has
High Yield Bond Fund        managed since 2004. Mr. Susser joined the Sutter High Yield Fixed Income Team at
                            Wells Capital Management as a senior analyst in 2001. Education: B.A., Economics,
                            University of Pennsylvania; J.D., University of Michigan Law School.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway funds, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Stable Income Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the gateway fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 83

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Government Securities Fund, High Income Fund, High Yield Bond Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Duration Bond Fund, and Ultra Short-Term Income Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 84 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

Not all Funds offer all three classes. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions, exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus), and in connection with the proposed reorganization of the High Yield Bond Fund into the High Income Fund, and the Intermediate Government Income Fund into the Government Securities Fund, subject to the limitations described in this prospectus. Class B and Class C shares of the High Income Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class B and Class C shares, respectively, of the High Yield Bond Fund as a result of the proposed reorganization of such fund into the High Income Fund. Class B shares of the Government Securities Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class B shares of the Intermediate Government Income Fund as a result of the proposed reorganization of such fund into the Government Securities Fund. Class C shareholders of the Ultra Short-Term Income Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class C shares of the Ultra-Short Duration Bond Fund as a result of the proposed reorganization of such fund into the Ultra Short-Term Income Fund. Currently, Class B and Class C shares of the High Income Fund, Class B shares of the Government Securities Fund, and Class C shares of the Ultra Short-Term Income Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization. Each of these proposed reorganizations, if duly approved where such approval is required, is expected to occur on July 18, 2008. Thereafter, Class C shares of the High Income Fund and Class C shares of the Ultra Short-Term Income Fund will be available for investment to any other investors.


                                                    A CHOICE OF SHARE CLASSES 85

                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      2%, 3% or 4.5% depending          None. Your entire investment      None. Your entire investment
                          on the Fund                       goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that,                1.5%, 3% or 5% and declines       1% if shares are sold within
 SALES CHARGE (CDSC)      depending on the Fund, a          until it reaches 0% at the        one year after purchase.
                          charge of 0.50% or 1%             beginning of the 3rd, 4th or
                          applies to certain                7th year depending on the
                          redemptions made within           Fund.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.



1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the proposed reorganization of the High Yield Bond Fund into the High Income Fund and the Intermediate Government Income Fund into the Government Securities Fund, subject to the limitations described in this prospectus. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

 86 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

  CLASS A SHARES SALES CHARGE SCHEDULE FOR ALL FUNDS (EXCEPT FOR THE
                                SHORT
                    DURATION GOVERNMENT BOND FUND,
        STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND)
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  4.50%                  4.71%
  $50,000 to $99,999                 4.00%                  4.17%
  $100,000 to $249,999               3.50%                  3.63%
  $250,000 to $499,999               2.50%                  2.56%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%


1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS A SHARES SALES CHARGE SCHEDULE FOR THE SHORT DURATION GOVERNMENT
                              BOND FUND
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  3.00%                  3.09%
  $50,000 to $99,999                 2.50%                  2.56%
  $100,000 to $249,999               2.00%                  2.04%
  $250,000 to $499,999               1.50%                  1.52%
  $500,000 to $999,999               1.00%                  1.01%
  $1,000,000 and over/1/             0.00%                  0.00%


1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


 CLASS A SHARES SALES CHARGE SCHEDULE FOR THE STABLE INCOME FUND AND
                    ULTRA-SHORT DURATION BOND FUND
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  2.00%                  2.04%
  $50,000 to $99,999                 1.50%                  1.52%
  $100,000 to $249,999               1.00%                  1.01%
  $250,000 to $499,999               0.75%                  0.76%
  $500,000 to $999,999               0.50%                  0.50%
  $1,000,000 and over/1/             0.00%                  0.00%


1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


                                                    A CHOICE OF SHARE CLASSES 87

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy) and in connection with the proposed reorganization of the High Yield Bond Fund into the High Income Fund and the Intermediate Government Income Fund into the Government Securities Fund, subject to the limitations described in this prospectus. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date , three years for the Short Duration Government Bond Fund,and two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



   CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS (EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME
                                      FUND AND ULTRA-SHORT DURATION BOND FUND)
 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS
 CDSC                           5.00%      4.00%      3.00%      3.00%      2.00%      1.00%      0.00%     A shares


          CLASS B SHARES CDSC SCHEDULE FOR THE SHORT DURATION GOVERNMENT BOND
 REDEMPTION WITHIN       1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                    3.00%         2.00%         1.00%         0.00%        A Shares

    CLASS B SHARES CDSC FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND
 REDEMPTION WITHIN        1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                     1.50%         0.75%         0.00%         0.00%        A Shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, three years for the Short Duration Government Bond Fund, and two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, the CDSC expires. After shares are held for seven years, four years for the Short Duration Government Bond Fund, the Stable Income Fund and the Ultra-Short Duration Bond Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses

Class B shares received in exchange for Strong Fund shares purchased prior to the April 11, 2005 Strong Funds reorganization are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


                                   CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                           5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are

 88 A CHOICE OF SHARE CLASSES
redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 89

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

 90 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE
  AGGREGATED?                      YES       NO
 Individual accounts              X
 Joint accounts                   X
 UGMA/UTMA accounts               X
 Trust accounts over which        X
the shareholder has
individual or shared
  authority
 Solely owned business            X
  accounts
 RETIREMENT PLANS
 Traditional and Roth IRAs        X
 SEP IRAs                         X
 SIMPLE IRAs that use the                   X
WELLS FARGO ADVANTAGE FUND  S
  prototype agreement*
 SIMPLE IRAs that do not use      X
the WELLS FARGO ADVANTAGE
  FUNDS prototype agreement
 403(b) Plan accounts             X
 401(k) Plan accounts                       X
 OTHER ACCOUNTS
 529 Plan accounts*                         X
 Accounts held through other                X
  brokerage firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 91

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.


o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 92 REDUCTIONS AND WAIVERS OF SALES CHARGES

 FUND                                 CLASS B          CLASS C
 Government Securities Fund           0.75%            0.75%
 High Income Fund                     0.75%            0.75%
 High Yield Bond Fund                 0.75%            0.75%
 Income Plus Fund                     0.75%            0.75%
 Inflation-Protected Bond             0.75%            0.75%
  Fund
 Intermediate Government              0.75%            0.75%
  Income Fund
 Short Duration Government            0.75%            0.75%
  Bond Fund
 Short-Term Bond Fund                  N/A             0.75%
 Short-Term High Yield Bond            N/A             0.75%
  Fund
 Stable Income Fund                   0.75%            0.75%
 Strategic Income Fund                0.75%            0.75%
 Total Return Bond Fund               0.75%            0.75%
 Ultra-Short Duration Bond            0.75%            0.75%
  Fund
 Ultra Short-Term Income Fund          N/A             0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 93

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 94 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 95

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 96 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $1,000                                             $100
 IRAs, IRA rollovers, Roth     $250                                             $100
  IRAs
 UGMA/UTMA accounts             $50                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -------------------------------------
 By Internet                 A new account may not be opened by                 o To buy additional shares or buy
---------------------------
                            Internet unless you have another Wells Fargo       shares of a new Fund, visit
                            Advantage Fund account with your bank              www.wellsfargo.com/
                            information on file. If you do not currently       advantagefunds.
                            have an account, refer to the section on           o Subsequent online purchases
                            buying shares by mail or wire.                     have a minimum of $100 and a
                            --------------------------------------------------
                                                                               maximum of $100,000. You may
                                                                               be eligible for an exception to
                                                                               this maximum. Please call
                                                                               Investor Services at
                                                                               1-800-222-8222 for more
                                                                               information.
                                                                               -----
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------
                            application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                               with your name, the Fund name,
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            -------------------------------------------------- -------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system.
                            -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 97

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


 98 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------
                     Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                     ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                     dollar amount you wish to receive (or write "Full Redemption"
                     to redeem your remaining account balance) to the address
                     below.
                     o Make sure all account owners sign the request exactly as their names appear on the account application.
                     o  A medallion guarantee may be required under certain
                     circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------
                     o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                     o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                     o There is a $10 fee for each request.
                     ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------
                     questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                     Wisconsin 53051.
                     ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 99

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
-----------------------  --
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES OR REDEMPTION FEES. Your redemption proceeds are net of any CDSC fees and/or redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 100 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES

For the High Income Fund, High Yield Bond Fund, Short-Term High Yield Bond Fund, and Strategic Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

   o shares that were purchased with reinvested distributions;

   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

   o redemptions initiated by a Fund;

   o conversion of shares from one share class to another in the same Fund;


   o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

   o taking out a distribution or loan from a defined contribution plan;

   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


   o due to participation in the Systematic Withdrawal Plan;

   o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

   o  transactions by Section 529 college savings plan accounts; and

                                                          HOW TO SELL SHARES 101

   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 102 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o The High Yield Bond Fund and the Strategic Income Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this


                                                      HOW TO EXCHANGE SHARES 103
regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra-Short Duration Bond Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 104 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                            ACCOUNT POLICIES 105

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.


To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 106 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                               DISTRIBUTIONS 107

TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect, except for those of the Strategic Income Fund, to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions; however, such reduced rates may apply to distributions, however, such reduced rates may apply to distributions from the Strategic Income Funds.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 108 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a MASTER/GATEWAY structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which certain Funds invest. The master portfolio's investment objective is provided followed by a description of the master portfolio's principal investment strategies.

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                   capital appreciation, while providing protection against inflation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings
                             Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 109

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STABLE INCOME PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital preservation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment and selects those securities that offer the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.
 TOTAL RETURN BOND PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

 110 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income Portfolio in which the Stable Income Fund invests substantially all of its assets. For additional information regarding Galliard, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio in which the Inflation-Protected Bond Fund and the Total Return Bond Fund each respectively invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The
Sub-Advisers and Portfolio Managers" sub-section.

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 111

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class C shares of the Government Securities Fund, Advisor Class shares of the High Income Fund, and Investor Class shares of the Short-Term Bond Fund, Short-Term High Yield Bond Fund and the Ultra Short-Term Income Fund.


 112 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007            MAY 31,         MAY 31,         MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006          2005/5/           2004          2003/2/
 NET ASSET VALUE, BEGINNING          $10.22          $10.15          $10.77          $10.92          $11.05          $11.14
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                0.20            0.40            0.35            0.12            0.15            0.19
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.33            0.09           (0.50)           0.01            0.20           (0.06)
                                   --------         -------      ----------         -------         -------         -------
  Total from investment                0.53            0.49           (0.15)           0.13            0.35            0.13
                                   --------         -------      ----------         -------         -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.21)          (0.42)          (0.41)          (0.16)          (0.25)          (0.22)
  Distributions from net               0.00            0.00           (0.06)          (0.12)          (0.23)           0.00
                                   --------         -------      ----------         -------         -------         -------
  realized gain
  Total distributions                 (0.21)          (0.42)          (0.47)          (0.28)          (0.48)          (0.22)
                                   --------         -------      ----------         -------         -------         -------
 NET ASSET VALUE, END OF             $10.54          $10.22          $10.15          $10.77          $10.92          $11.05
                                   ========         =======      ==========         =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                       5.24%           4.89%          (1.48)%          1.24%           3.20%           1.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $1,587          $1,335          $1,370          $2,257          $2,979          $2,925
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/               3.89%           3.87%           3.39%           2.14%           1.65%           1.25%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                       1.79%           1.81%           1.80%           2.30%           2.10%           2.17%
  Waived fees and reimbursed          (0.09)%         (0.11)%         (0.10)%         (0.04)%         (0.04)%         (0.06)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                         1.70%           1.70%           1.70%           2.26%           2.06%           2.11%
  Portfolio turnover rate/6/            105%            159%            207%            139%            390%            531%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from December 26, 2002 (commencement of Class) to October 31,
  2003.
3 Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 113

HIGH INCOME FUND
ADVISOR CLASS SHARES-COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period



                                 NOVEMBER 30,
                                     2007           MAY 31,
 FOR THE PERIOD ENDED:           (UNAUDITED)         2007
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $7.89          $7.63
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.27           0.55
  Net realized and
   unrealized gain (loss)
   on investments                     (0.41)          0.26
                                    -------         ------
  Total from investment
   operations                         (0.14)          0.81
                                    -------         ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.27)         (0.55)
  Distributions from net
   realized gain                       0.00           0.00
                                    -------         ------
  Total distributions                 (0.27)         (0.55)
                                    -------         ------
 NET ASSET VALUE, END OF
PERIOD                                $7.48          $7.89
                                    =======         ======
 TOTAL RETURN/1/                      (1.79)%        10.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $107,573       $115,254
  Ratio of net investment
   income (loss) to
   average net assets/2,3/             7.03%          7.07%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/            1.18%          1.16%
  Waived fees and
   reimbursed expenses/3/             (0.32)%        (0.30)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/            0.86%          0.86%
  Portfolio turnover rate/5/             27%            82%



                                  MAY 31,        MAY 31,        OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:             2006          2005/4/         2004         2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $7.63           $7.84          $7.49        $6.31         $7.74
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                           0.53            0.30           0.53         0.55          0.77
  Net realized and
   unrealized gain (loss)
   on investments                   0.02           (0.21)          0.35         1.18         (1.43)
                                  ------          ------         ------       ------        ------
  Total from investment
   operations                       0.55            0.09           0.88         1.73         (0.66)
                                  ------          ------         ------       ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.55)          (0.30)         (0.53)       (0.55)        (0.77)
  Distributions from net
   realized gain                    0.00            0.00           0.00         0.00          0.00
                                  ------          ------         ------       ------        ------
  Total distributions              (0.55)          (0.30)         (0.53)       (0.55)        (0.77)
                                  ------          ------         ------       ------        ------
 NET ASSET VALUE, END OF
PERIOD                             $7.63           $7.63          $7.84        $7.49         $6.31
                                  ======          ======         ======       ======        ======
 TOTAL RETURN/1/                    7.34%           1.16%         12.11%       28.39%        (9.44)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $113,433        $17,681        $22,315      $29,587       $17,257
  Ratio of net investment
   income (loss) to
   average net assets/2,3/          6.39%           6.59%          6.90%        7.74%        10.45%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/         1.17%           1.20%/2/       1.20%        1.15%         1.20%
  Waived fees and
   reimbursed expenses/3/          (0.30)%         (0.14)%        (0.07)%      (0.04)%       (0.07)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/         0.87%           1.06%          1.13%        1.11%         1.13%
  Portfolio turnover rate/5/          98%             52%           133%         172%          120%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 114 FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 29, 2002
For a share outstanding throughout each period


                                   NOVEMBER 30,
                                      2007            MAY 31,        MAY 31,         MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:             (UNAUDITED)         2007           2006            2005            2004          2003/4/
 NET ASSET VALUE, BEGINNING           $10.56           $10.22         $10.21         $10.45          $10.28          $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.35             0.72           0.74           0.76            0.75            0.26
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.56)            0.34           0.00          (0.04)           0.18            0.27
                                    --------          -------        -------        -------         -------         -------
  Total from investment                (0.21)            1.06           0.74           0.72            0.93            0.53
                                    --------          -------        -------        -------         -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.35)           (0.72)         (0.73)         (0.77)          (0.74)          (0.25)
  Distributions from net                0.00             0.00           0.00          (0.19)          (0.02)           0.00
                                    --------          -------        -------        -------         -------         -------
  realized gain
  Total distributions                  (0.35)           (0.72)         (0.73)         (0.96)          (0.76)          (0.25)
                                    --------          -------        -------        -------         -------         -------
 NET ASSET VALUE, END OF              $10.00           $10.56         $10.22         $10.21          $10.45          $10.28
                                    ========          =======        =======        =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                       (1.97)%          10.80%          7.44%          6.99%           9.24%           5.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $62,406          $73,673        $85,143        $201,997        $243,511        $120,168
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/                6.95%            7.03%          7.09%          7.17%           7.08%           5.86%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                        1.27%            1.27%          1.22%          1.24%           1.24%           1.32%
  Waived fees and reimbursed           (0.12)%          (0.12)%        (0.07)%        (0.09)%         (0.09)%         (0.17)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                          1.15%            1.15%          1.15%          1.15%           1.15%           1.15%
  Portfolio turnover rate/5/              15%              79%            96%            81%             39%             29%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from November 29, 2002 (commencement of Class) to May 31,
  2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 115

HIGH YIELD BOND FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 29, 2002
For a share outstanding throughout each period


                                   NOVEMBER 30,
                                      2007            MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:             (UNAUDITED)         2007           2006           2005           2004          2003/4/
 NET ASSET VALUE, BEGINNING           $10.56           $10.22         $10.21         $10.45         $10.28         $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.31             0.65           0.65           0.68           0.67           0.22
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.56)            0.34           0.01          (0.04)          0.18           0.28
                                    --------          -------        -------        -------        -------        -------
  Total from investment                (0.25)            0.99           0.66           0.64           0.85           0.50
                                    --------          -------        -------        -------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.31)           (0.65)         (0.65)         (0.69)         (0.66)         (0.22)
  Distributions from net                0.00             0.00           0.00          (0.19)         (0.02)          0.00
                                    --------          -------        -------        -------        -------        -------
  realized gain
  Total distributions                  (0.31)           (0.65)         (0.65)         (0.88)         (0.68)         (0.22)
                                    --------          -------        -------        -------        -------        -------
 NET ASSET VALUE, END OF              $10.00           $10.56         $10.22         $10.21         $10.45         $10.28
                                    ========          =======        =======        =======        =======        =======
  PERIOD
 TOTAL RETURN/1/                       (2.34)%           9.98%          6.65%          6.20%          8.43%          5.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $14,123          $16,945        $21,799        $26,501        $27,248        $11,563
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/                6.21%            6.29%          6.36%          6.44%          6.35%          6.49%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                        2.02%            2.02%          1.97%          1.99%          1.99%          2.13%
  Waived fees and reimbursed           (0.12)%          (0.12)%        (0.07)%        (0.09)%        (0.09)%        (0.23)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                          1.90%            1.90%          1.90%          1.90%          1.90%          1.90%
  Portfolio turnover rate/5/              15%              79%            96%            81%            39%            29%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from November 29, 2002 (commencement of Class) to May 31,
  2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 116 FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND
CLASS C SHARES-COMMENCED ON NOVEMBER, 2002
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007           2006           2005           2004          2003/4/
 NET ASSET VALUE, BEGINNING          $10.57          $10.22         $10.22         $10.46         $10.29         $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.32            0.65           0.65           0.68           0.67           0.22
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     (0.57)           0.35           0.00          (0.04)          0.18           0.29
                                   --------         -------        -------        -------        -------        -------
  Total from investment               (0.25)           1.00           0.65           0.64           0.85           0.51
                                   --------         -------        -------        -------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.31)          (0.65)         (0.65)         (0.69)         (0.66)         (0.22)
  Distributions from net               0.00            0.00           0.00          (0.19)         (0.02)          0.00
                                   --------         -------        -------        -------        -------        -------
  realized gain
  Total distributions                 (0.31)          (0.65)         (0.65)         (0.88)         (0.68)         (0.22)
                                   --------         -------        -------        -------        -------        -------
 NET ASSET VALUE, END OF             $10.01          $10.57         $10.22         $10.22         $10.46         $10.29
                                   ========         =======        =======        =======        =======        =======
  PERIOD
 TOTAL RETURN/1/                      (2.33)%         10.08%          6.55%          6.20%          8.42%          5.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $9,843         $12,633        $15,510        $20,573        $26,221        $12,220
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               6.21%           6.29%          6.37%          6.43%          6.34%          6.53%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                       2.02%           2.02%          1.97%          1.99%          1.99%          2.15%
  Waived fees and reimbursed          (0.12)%         (0.12)%        (0.07)%        (0.09)%        (0.09)%        (0.25)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         1.90%           1.90%          1.90%          1.90%          1.90%          1.90%
  Portfolio turnover rate/5/             15%             79%            96%            81%            39%            29%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from November 29, 2002 (commencement of Class) to May 31,
  2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 117

INCOME PLUS FUND
CLASS A SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007           2006           2005           2004            2003
 NET ASSET VALUE, BEGINNING          $10.65          $10.49         $10.99         $10.84         $11.31         $10.81
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.25         0.53/4/        0.47/4/           0.57           0.55           0.59
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.20            0.19          (0.37)          0.20          (0.39)          0.61
                                   --------        --------       --------        -------        -------        -------
  Total from investment                0.45            0.72           0.10           0.77           0.16           1.20
                                   --------        --------       --------        -------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.26)          (0.56)         (0.60)         (0.62)         (0.63)         (0.70)
  Distributions from net               0.00            0.00           0.00           0.00           0.00           0.00
                                   --------        --------       --------        -------        -------        -------
  realized gain
  Total distributions                 (0.26)          (0.56)         (0.60)         (0.62)         (0.63)         (0.70)
                                   --------        --------       --------        -------        -------        -------
 NET ASSET VALUE, END OF             $10.84          $10.65         $10.49         $10.99         $10.84         $11.31
                                   ========        ========       ========        =======        =======        =======
  PERIOD
 TOTAL RETURN/1/                       4.30%           7.04%          0.97%          7.27%          1.43%         11.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $39,293         $37,526        $38,995        $42,676        $28,898        $20,815
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/               4.55%           4.96%          4.38%          5.48%          4.92%          5.42%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                         1.32%           1.34%          1.29%          1.25%          1.31%          1.32%
  Waived fees and reimbursed          (0.32)%         (0.34)%        (0.29)%        (0.67)%        (0.63)%        (0.32)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                         1.00%           1.00%          1.00%          0.58%          0.68%          1.00%
  Portfolio turnover rate/3/            121%            205%           171%           132%           185%           130%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

 118 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND
CLASS B SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007           2006           2005           2004            2003
 NET ASSET VALUE, BEGINNING          $10.65          $10.49         $10.99         $10.84         $11.31         $10.82
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.21/4/         0.45/4/        0.39/4/           0.46           0.45           0.50
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.20            0.29          (0.37)          0.23          (0.37)          0.60
                                  ---------        --------       --------        -------        -------        -------
  Total from investment                0.41            0.74           0.02           0.69           0.08           1.10
                                  ---------        --------       --------        -------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.22)          (0.48)         (0.52)         (0.54)         (0.55)         (0.61)
  Distributions from net               0.00            0.00           0.00           0.00           0.00           0.00
                                  ---------        --------       --------        -------        -------        -------
  realized gain
  Total distributions                 (0.22)          (0.48)         (0.52)         (0.54)         (0.55)         (0.61)
                                  ---------        --------       --------        -------        -------        -------
 NET ASSET VALUE, END OF             $10.84          $10.65         $10.49         $10.99         $10.84         $11.31
                                  =========        ========       ========        =======        =======        =======
  PERIOD
 TOTAL RETURN/1/                       3.89%           6.24%          0.21%          6.47%          0.68%         10.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $9,026         $10,682        $14,833        $20,165        $38,486        $47,516
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/               3.79%           4.24%          3.61%          4.76%          4.13%          4.68%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                         2.07%           2.09%          2.04%          2.00%          2.05%          2.12%
  Waived fees and reimbursed          (0.32)%         (0.34)%        (0.29)%        (0.68)%        (0.60)%        (0.37)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                         1.75%           1.75%          1.75%          1.32%          1.45%          1.75%
  Portfolio turnover rate/3/            121%            205%           171%           132%           185%           130%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

                                                        FINANCIAL HIGHLIGHTS 119

INCOME PLUS FUND
CLASS C SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,        MAY 31,         MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007           2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING          $10.65          $10.49         $10.99         $10.84          $11.31          $10.82
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.21/4/         0.45/4/        0.39/4/           0.51            0.44            0.52
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.20            0.21          (0.37)          0.18           (0.36)           0.58
                                  ---------        --------       --------        -------         -------         -------
  Total from investment                0.41            0.66           0.02           0.69            0.08            1.10
                                  ---------        --------       --------        -------         -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.22)          (0.48)         (0.52)         (0.54)          (0.55)          (0.61)
  Distributions from net               0.00            0.00           0.00           0.00            0.00            0.00
                                  ---------        --------       --------        -------         -------         -------
  realized gain
  Total distributions                 (0.22)          (0.48)         (0.52)         (0.54)          (0.55)          (0.61)
                                  ---------        --------       --------        -------         -------         -------
 NET ASSET VALUE, END OF             $10.84          $10.65         $10.49         $10.99          $10.84          $11.31
                                  =========        ========       ========        =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                       3.90%           6.24%          0.21%          6.47%           0.68%          10.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $4,829          $4,633         $5,581         $6,451          $7,955         $10,945
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/               3.81%           4.23%          3.63%          4.74%           4.12%           4.63%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                         2.07%           2.09%          2.04%          2.00%           2.05%           2.07%
  Waived fees and reimbursed          (0.32)%         (0.34)%        (0.29)%        (0.68)%         (0.59)%         (0.32)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                         1.75%           1.75%          1.75%          1.32%           1.46%           1.75%
  Portfolio turnover rate/3/            121%            205%           171%           132%            185%            130%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

 120 FINANCIAL HIGHLIGHTS

INFLATION-PROTECTED BOND FUND
CLASS A SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                     2007            MAY 31,          MAY 31,        MAY 31,      MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:           (UNAUDITED)          2007             2006           2005         2004          2003/4/
 NET ASSET VALUE, BEGINNING          $9.62            $9.60           $10.45          $10.04       $10.14        $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.25             0.40          0.42/6/            0.37         0.29          0.15
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.64            (0.04)           (0.63)           0.43        (0.13)         0.14
                                   --------          -------        ---------        -------      -------       -------
  Total from investment               0.89             0.36            (0.21)           0.80         0.16          0.29
                                   --------          -------        ---------        -------      -------       -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.33)           (0.34)           (0.46)          (0.33)       (0.23)        (0.15)
  Distributions from net              0.00             0.00            (0.18)          (0.06)       (0.03)         0.00
                                   --------          -------        ---------        -------      -------       -------
  realized gain
  Total distributions                (0.33)           (0.34)           (0.64)          (0.39)       (0.26)        (0.15)
                                   --------          -------        ---------        -------      -------       -------
 NET ASSET VALUE, END OF            $10.18            $9.62            $9.60          $10.45       $10.04        $10.14
                                  =========          =======        =========        =======      =======       =======
  PERIOD
 TOTAL RETURN/1/                      9.46%            3.74%           (2.11)%          8.12%        1.65%         2.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $18,918          $21,115          $27,726         $28,437      $20,087        $5,136
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              4.79%            3.89%            4.18%           3.63%        3.18%         8.55%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.18%/7/         1.05%/7/         1.22%/7/        1.23%        1.44%         1.82%/2/
  Waived fees and reimbursed         (0.33)%          (0.20)%          (0.37)%         (0.37)%      (0.54)%       (0.92)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.85%/7/         0.85%/7/         0.85%/7/        0.86%        0.90%         0.90%
  Portfolio turnover rate/5/            18%              37%/8/           47%/8/         425%         155%          115%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from February 28, 2003 (commencement of Class) to May 31,
  2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
8 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.

                                                        FINANCIAL HIGHLIGHTS 121

INFLATION-PROTECTED BOND FUND
CLASS B SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007           MAY 31,          MAY 31,        MAY 31,      MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)        2007             2006           2005         2004          2003/4/
 NET ASSET VALUE, BEGINNING         $9.60          $9.58           $10.42          $10.03       $10.13        $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.20           0.34          0.35/6/            0.31         0.20          0.13
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.65          (0.06)           (0.63)           0.40        (0.12)         0.13
                                  -------         -------        ---------        -------      -------       -------
  Total from investment              0.85           0.28            (0.28)           0.71         0.08          0.26
                                  -------         -------        ---------        -------      -------       -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.30)         (0.26)           (0.38)          (0.26)       (0.15)        (0.13)
  Distributions from net             0.00           0.00            (0.18)          (0.06)       (0.03)         0.00
                                  -------         -------        ---------        -------      -------       -------
  realized gain
  Total distributions               (0.30)         (0.26)           (0.56)          (0.32)       (0.18)        (0.13)
                                  -------         -------        ---------        -------      -------       -------
 NET ASSET VALUE, END OF           $10.15          $9.60            $9.58          $10.42       $10.03        $10.13
                                 ========         =======        =========        =======      =======       =======
  PERIOD
 TOTAL RETURN/1/                     8.96%          2.97%           (2.76)%          7.13%        0.89%         2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $7,159         $7,321          $10,149         $12,168      $10,645        $5,034
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/             3.93%          3.27%            3.50%           2.99%        2.14%         7.33%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                       1.93%          1.80%/7/         1.97%/7/        1.99%        2.19%         2.72%/2/
  Waived fees and reimbursed        (0.33)%        (0.20)%          (0.37)%         (0.39)%      (0.54)%       (1.07)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                       1.60%          1.60%/7/         1.60%/7/        1.60%        1.65%         1.65%
  Portfolio turnover rate/5/           18%            37%/8/           47%/8/         425%         155%          115%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from February 28, 2003 (commencement of Class) to May 31,
  2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
8 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.

 122 FINANCIAL HIGHLIGHTS

INFLATION-PROTECTED BOND FUND
CLASS C SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007           MAY 31,          MAY 31,        MAY 31,      MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)        2007             2006           2005         2004          2003/4/
 NET ASSET VALUE, BEGINNING         $9.61          $9.58           $10.43          $10.04       $10.13        $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.20           0.35          0.35/6/            0.31         0.21          0.13
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.65          (0.06)           (0.63)           0.40        (0.12)         0.13
                                  -------         -------        ---------        -------      -------       -------
  Total from investment              0.85           0.29            (0.28)           0.71         0.09          0.26
                                  -------         -------        ---------        -------      -------       -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.30)         (0.26)           (0.39)          (0.26)       (0.15)        (0.13)
  Distributions from net             0.00           0.00            (0.18)          (0.06)       (0.03)         0.00
                                  -------         -------        ---------        -------      -------       -------
  realized gain
  Total distributions               (0.30)         (0.26)           (0.57)          (0.32)       (0.18)        (0.13)
                                  -------         -------        ---------        -------      -------       -------
 NET ASSET VALUE, END OF           $10.16          $9.61            $9.58          $10.43       $10.04        $10.13
                                 ========         =======        =========        =======      =======       =======
  PERIOD
 TOTAL RETURN/1/                     8.95%          3.08%           (2.85)%          7.12%        0.99%         2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $7,114         $7,202          $10,248         $13,873      $11,813        $4,441
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/             3.99%          3.27%            3.50%           3.00%        2.22%         7.81%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                       1.93%          1.80%/7/         1.97%/7/        1.99%        2.19%         2.65%/2/
  Waived fees and reimbursed        (0.33)%        (0.20)%          (0.37)%         (0.39)%      (0.54)%       (1.00)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                       1.60%          1.60%/7/         1.60%/7/        1.60%        1.65%         1.65%
  Portfolio turnover rate/5/           18%            37%/8/           47%/8/         425%         155%          115%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from February 28, 2003 (commencement of Class) to May 31,
  2003.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
7 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
8 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.

                                                        FINANCIAL HIGHLIGHTS 123

INTERMEDIATE GOVERNMENT INCOME FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,        MAY 31,         MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005           2004            2003
 NET ASSET VALUE, BEGINNING        $10.56        $10.51          $10.96         $10.94          $11.70         $11.19
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.21       0.42/4/         0.38/4/           0.34            0.36           0.41
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.25          0.10           (0.40)          0.12           (0.60)          0.68
                                 --------      --------        --------        -------         -------        -------
  Total from investment              0.46          0.52           (0.02)          0.46           (0.24)          1.09
                                 --------      --------        --------        -------         -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.24)        (0.47)          (0.43)         (0.44)          (0.52)         (0.58)
  Distributions from net             0.00          0.00            0.00           0.00            0.00           0.00
                                 --------      --------        --------        -------         -------        -------
  realized gain
  Total distributions               (0.24)        (0.47)          (0.43)         (0.44)          (0.52)         (0.58)
                                 --------      --------        --------        -------         -------        -------
 NET ASSET VALUE, END OF           $10.78        $10.56          $10.51         $10.96          $10.94         $11.70
                                 ========      ========        ========        =======         =======        =======
  PERIOD
 TOTAL RETURN/1/                     4.38%         4.99%          (0.23)%         4.25%          (2.10)%         9.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period       $111,142      $113,852        $121,085       $142,570        $192,976       $196,203
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/             3.99%         3.93%           3.54%          3.25%           2.98%          3.57%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                       1.11%         1.09%           1.08%          1.05%           1.12%          1.13%
  Waived fees and reimbursed        (0.16)%       (0.14)%         (0.13)%        (0.10)%         (0.17)%        (0.18)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                       0.95%         0.95%           0.95%          0.95%           0.95%          0.95%
  Portfolio turnover rate/2/           17%          142%            153%           277%            178%           139%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


 124 FINANCIAL HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND
CLASS B SHARES-COMMENCED ON MAY 17, 1996
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,          MAY 31,         MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007             2006            2005             2004             2003
 NET ASSET VALUE, BEGINNING          $10.54          $10.49          $10.94           $10.93          $11.68           $11.18
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.17/4/         0.34/4/         0.30/4/             0.12            0.08             0.33
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.25            0.29           (0.41)            0.24           (0.40)            0.67
                                  ---------        --------        --------          -------         -------          -------
  Total from investment                0.42            0.63           (0.11)            0.36           (0.32)            1.00
                                  ---------        --------        --------          -------         -------          -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.20)          (0.39)          (0.34)           (0.35)          (0.43)           (0.50)
  Distributions from net               0.00            0.00            0.00             0.00            0.00             0.00
                                  ---------        --------        --------          -------         -------          -------
  realized gain
  Total distributions                 (0.20)          (0.39)          (0.34)           (0.35)          (0.43)           (0.50)
                                  ---------        --------        --------          -------         -------          -------
 NET ASSET VALUE, END OF             $10.76          $10.54          $10.49           $10.94          $10.93           $11.68
                                  =========        ========        ========          =======         =======          =======
  PERIOD
 TOTAL RETURN/1/                       3.99%           4.20%          (0.99)%           3.37%          (2.76)%           9.08%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $12,002         $14,345         $19,615          $30,236         $47,821          $80,989
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               3.24%           3.18%           2.78%            2.50%           2.22%            2.72%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                         1.85%           1.84%           1.83%            1.82%           1.87%            1.86%
  Waived fees and reimbursed          (0.15)%         (0.14)%         (0.13)%          (0.12)%         (0.17)%          (0.16)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         1.70%           1.70%           1.70%            1.70%           1.70%            1.70%
  Portfolio turnover rate/2/             17%            142%            153%             277%            178%             139%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


                                                        FINANCIAL HIGHLIGHTS 125

INTERMEDIATE GOVERNMENT INCOME FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,         MAY 31,        MAY 31,          MAY 31,          MAY31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007            2006           2005             2004            2003
 NET ASSET VALUE, BEGINNING          $10.51          $10.47         $10.92          $10.90          $11.66           $11.17
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.17/4/         0.34/4/        0.30/4/            0.15            0.12             0.39
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.25            0.16          (0.41)           0.22           (0.45)            0.61
                                  ---------        --------       --------         -------         -------          -------
  Total from investment                0.42            0.50          (0.11)           0.37           (0.33)            1.00
                                  ---------        --------       --------         -------         -------          -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.20)          (0.39)         (0.34)          (0.35)          (0.43)           (0.51)
  Distributions from net               0.00            0.00           0.00            0.00            0.00             0.00
                                  ---------        --------       --------         -------         -------          -------
  realized gain
  Total distributions                 (0.20)          (0.39)         (0.34)          (0.35)          (0.43)           (0.51)
                                  ---------        --------       --------         -------         -------          -------
 NET ASSET VALUE, END OF             $10.73          $10.51         $10.47          $10.92          $10.90           $11.66
                                  =========        ========       ========         =======         =======          =======
  PERIOD
 TOTAL RETURN/1/                       4.00%           4.12%         (0.99)%          3.47%          (2.85)%           9.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $7,115          $7,534         $9,201         $12,860         $21,520          $34,133
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               3.24%           3.18%          2.78%           2.50%           2.23%            2.68%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                         1.85%           1.84%          1.83%           1.82%           1.87%            1.79%
  Waived fees and reimbursed          (0.15)%         (0.14)%        (0.13)%         (0.12)%         (0.17)%          (0.09)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         1.70%           1.70%          1.70%           1.70%           1.70%            1.70%
  Portfolio turnover rate/2/             17%            142%           153%            277%            178%             139%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.

 126 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
CLASS A SHARES-COMMENCED ON MARCH 11, 1996
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                      2007              MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)            2007
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $9.85              $9.81
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.19               0.39
  Net realized and
   unrealized gain (loss)
   on investments                        0.16               0.06
                                      -------             ------
  Total from investment
   operations                            0.35               0.45
                                      -------             ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.21)/7/          (0.41)/7/
  Distributions from net
   realized gain                         0.00               0.00
                                      ----------          ---------
  Total distributions                   (0.21)             (0.41)
                                      ----------          ---------
 NET ASSET VALUE, END OF
PERIOD                                  $9.99              $9.85
                                      ==========          =========
 TOTAL RETURN/3/                         3.61%              4.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $74,893            $77,602
  Ratio of net investment
   income (loss) to
   average net assets/5/                 3.89%              4.04%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5/                1.11%              1.10%
  Waived fees and
   reimbursed expenses/5/               (0.26)%            (0.25)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/                0.85%              0.85%
  Portfolio turnover rate/8/              106%               493%

                                    MAY 31,           MAY 31,          MAY 31,          JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:               2006              2005            2004/1/           2003            2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.01            $10.13           $10.28           $10.24          $10.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                           0.33/2/              0.27             0.17             0.41            0.43
  Net realized and
   unrealized gain (loss)
   on investments                     (0.18)            (0.09)           (0.12)            0.10            0.22
                                   --------           -------          -------          -------         -------
  Total from investment
   operations                          0.15              0.18             0.05             0.51            0.65
                                   --------           -------          -------          -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.35)/7/         (0.30)/7/        (0.17)           (0.39)          (0.47)
  Distributions from net
   realized gain                       0.00              0.00            (0.03)           (0.08)          (0.13)
                                   -----------        ----------       -------          -------         -------
  Total distributions                 (0.35)            (0.30)           (0.20)           (0.47)          (0.60)
                                   -----------        ----------       -------          -------         -------
 NET ASSET VALUE, END OF
PERIOD                                $9.81            $10.01           $10.13           $10.28          $10.24
                                   ===========        ==========       =======          =======         =======
 TOTAL RETURN/3/                       1.51%             1.79%            0.49%            4.69%           6.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $77,886           $94,059          $47,304          $55,807          $6,034
  Ratio of net investment
   income (loss) to
   average net assets/5/               3.30%             2.44%            1.83%            3.51%           4.16%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5/              1.08%             1.28%            1.14%/4/         1.51%           1.78%
  Waived fees and
   reimbursed expenses/5/             (0.23)%           (0.42)%          (0.24)%          (0.45)%         (0.66)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/              0.85%             0.86%            0.90%            1.06%/6/        1.12%
  Portfolio turnover rate/8/            316%              272%             615%             331%            400%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
2 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Includes interest expense.
7 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 127

SHORT DURATION GOVERNMENT BOND FUND
CLASS B SHARES-COMMENCED ON MAY 31, 2002
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                      2007              MAY 31,            MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)            2007               2006              2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $9.86              $9.81            $10.02            $10.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.16               0.33           0.25/2/              0.19
  Net realized and
   unrealized gain (loss)
   on investments                        0.16               0.06             (0.19)            (0.08)
                                      -------             ------          --------           -------
  Total from investment
   operations                            0.32               0.39              0.06              0.11
                                      -------             ------          --------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.18)/8/          (0.34)/8/         (0.27)/8/         (0.22)/8/
  Distributions from net
   realized gain                         0.00               0.00              0.00              0.00
                                      ----------          ---------       -----------        ----------
  Total distributions                   (0.00)             (0.34)            (0.27)            (0.22)
                                      ----------          ---------       -----------        ----------
 NET ASSET VALUE, END OF
PERIOD                                 $10.00              $9.86             $9.81            $10.02
                                     ===========          =========       ===========        ==========
 TOTAL RETURN/3/                         3.22%              4.01%             0.66%             1.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $9,627            $12,230           $18,338           $27,078
  Ratio of net investment
   income (loss) to
   average net assets/5/                 3.14%              3.29%             2.55%             1.74%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5/                1.86%              1.85%             1.83%             2.02%
  Waived fees and
   reimbursed expenses/5/               (0.26)%            (0.25)%           (0.23)%           (0.41)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/                1.60%              1.60%             1.60%             1.61%
  Portfolio turnover rate/9/              106%               493%              316%              272%



                                   MAY 31,          JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:             2004/1/           2003           2002/10/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.29           $10.25           $10.22
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.11             0.28             0.00
  Net realized and
   unrealized gain (loss)
   on investments                    (0.14)            0.10             0.03
                                   -------          -------          -------
  Total from investment
   operations                        (0.03)            0.38             0.03
                                   -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.10)           (0.26)            0.00
  Distributions from net
   realized gain                     (0.03)           (0.08)            0.00
                                   -------          -------          -------
  Total distributions                (0.13)           (0.34)            0.00
                                   -------          -------          -------
 NET ASSET VALUE, END OF
PERIOD                              $10.13           $10.29           $10.25
                                   =======          =======          =======
 TOTAL RETURN/3/                     (0.30)%           3.76%            0.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $9,734           $5,576            $0/7/
  Ratio of net investment
   income (loss) to
   average net assets/5/              1.12%            2.75%            0.00%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5/             1.89%/4/         2.26%            0.45%/4/
  Waived fees and
   reimbursed expenses/5/            (0.24)%          (0.46)%          (0.45)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/             1.65%            1.80%/6/         0.00%
  Portfolio turnover rate/9/           615%             331%             400%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
2 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Includes interest expense.
7 Amount represents less than $1,000.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.

9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

10 For the period from May 31, 2002 (commencement of class) to June 30, 2002.

 128 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
CLASS C SHARES-COMMENCED ON MAY 31, 2002
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                      2007              MAY 31,            MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)            2007               2006              2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $9.87              $9.82            $10.03            $10.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.15               0.30           0.25/2/              0.14
  Net realized and
   unrealized gain (loss)
   on investments                        0.16               0.09             (0.19)            (0.03)
                                      -------             ------          --------           -------
  Total from investment
   operations                            0.31               0.39              0.06              0.11
                                      -------             ------          --------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.18)/8/          (0.34)/8/         (0.27)/8/         (0.22)/8/
  Distributions from net
   realized gain                         0.00               0.00              0.00              0.00
                                      ----------          ---------       -----------        ----------
  Total distributions                   (0.18)             (0.34)            (0.27)            (0.22)
                                      ----------          ---------       -----------        ----------
 NET ASSET VALUE, END OF
PERIOD                                 $10.00              $9.87             $9.82            $10.03
                                     ===========          =========       ===========        ==========
 TOTAL RETURN/3/                         3.12%              4.01%             0.66%             1.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $7,514             $8,440           $11,540           $19,553
  Ratio of net investment
   income (loss) to
   average net assets/5/                 3.15%              3.29%             2.54%             1.59%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5/                1.86%              1.85%             1.83%             2.04%
  Waived fees and
   reimbursed expenses/5/               (0.26)%            (0.25)%           (0.23)%           (0.42)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/                1.60%              1.60%             1.60%             1.62%
  Portfolio turnover rate/9/              106%               493%              316%              272%

                                   MAY 31,          JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:             2004/1/           2003           2002/10/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.30           $10.25           $10.22
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.11             0.27             0.00
  Net realized and
   unrealized gain (loss)
   on investments                    (0.14)            0.11             0.03
                                   -------          -------          -------
  Total from investment
   operations                        (0.03)            0.38             0.03
                                   -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.10)           (0.25)            0.00
  Distributions from net
   realized gain                     (0.03)           (0.08)            0.00
                                   -------          -------          -------
  Total distributions                (0.13)           (0.33)            0.00
                                   -------          -------          -------
 NET ASSET VALUE, END OF
PERIOD                              $10.14           $10.30           $10.25
                                   =======          =======          =======
 TOTAL RETURN/3/                     (0.30)%           3.79%            0.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $34,410          $32,818            $0/7/
  Ratio of net investment
   income (loss) to
   average net assets/5/              1.10%            2.73%            0.00%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5/             1.89%/4/         2.27%            0.45%/4/
  Waived fees and
   reimbursed expenses/5/            (0.24)%          (0.46)%          (0.45)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/             1.65%            1.81%/6/         0.00%
  Portfolio turnover rate/9/           615%             331%             400%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
2 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 Ratios shown for periods of less than one year are annualized.
5 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Includes interest expense.
7 Amount represents less than $1,000.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.

9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

10 For the period from May 31, 2002 (commencement of class) to June 30, 2002.

                                                        FINANCIAL HIGHLIGHTS 129

SHORT-TERM BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON AUGUST 31, 1987
For a share outstanding throughout each period



                                NOVEMBER 30,
                                   2007          MAY 31,       MAY 31,       MAY 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006        2005/2/         2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $8.48         $8.47         $8.62         $8.77         $8.81         $8.78          $9.39
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.21          0.40          0.35          0.19          0.27          0.29           0.44
  Net realized and
   unrealized gain (loss)
   on investments                    0.00          0.02         (0.13)        (0.14)        (0.01)         0.09          (0.59)
                                  -------        ------        ------        ------        ------        ------         -------
  Total from investment
   operations                        0.21          0.42          0.22          0.05          0.26          0.38          (0.15)
                                  -------        ------        ------        ------        ------        ------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.21)        (0.41)        (0.37)        (0.20)        (0.30)        (0.35)         (0.46)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00          0.00          0.00           0.00
                                  -------        ------        ------        ------        ------        ------         -------
  Total distributions               (0.21)        (0.41)        (0.37)        (0.20)        (0.30)        (0.35)         (0.46)
                                  -------        ------        ------        ------        ------        ------         -------
 NET ASSET VALUE, END OF
PERIOD                                  $         $8.48         $8.47         $8.62         $8.77         $8.81          $8.78
                                  =======        ======        ======        ======        ======        ======         =======
 TOTAL RETURN/1/                     2.49%         5.01%         2.55%         0.53%         3.05%         4.40%         (1.56)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $281,377      $299,346      $396,633      $505,613      $516,105      $723,273       $933,238
  Ratio of net investment
   income (loss) to
   average net assets/5/             4.88%         4.71%         4.10%         3.70%         3.11%         3.39%          4.94%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/          1.26%         1.27%         1.26%         1.01%         0.99%         0.94%          0.90%
  Waived fees and
   reimbursed expenses/5/           (0.38)%       (0.37)%       (0.36)%       (0.12)%       (0.03)%       (0.01)%         0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/            0.88%         0.90%         0.90%         0.89%         0.96%         0.93%          0.90%
  Portfolio turnover rate/3/           19%           38%           28%           14%           37%           97%           154%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 130 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON JUNE 30, 1997
For a share outstanding throughout each period



                                NOVEMBER 30,
                                   2007         MAY 31,       MAY 31,       MAY 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007          2006        2005/2/         2004          2003           2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $8.54         $8.49        $8.52         $8.69         $8.66         $8.29          $8.93
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.25          0.49         0.44          0.22          0.40          0.47           0.61
  Net realized and
   unrealized gain (loss)
   on investments                   (0.22)         0.05        (0.03)        (0.17)         0.03          0.37          (0.64)
                                  -------        ------       ------        ------        ------        ------         -------
  Total from investment
   operations                        0.03          0.54         0.41          0.05          0.43          0.84          (0.03)
                                  -------        ------       ------        ------        ------        ------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.25)        (0.49)       (0.44)        (0.22)        (0.40)        (0.47)         (0.61)
  Distributions from net
   realized gain                     0.00          0.00         0.00          0.00          0.00          0.00           0.00
                                  -------        ------       ------        ------        ------        ------         -------
  Total distributions               (0.25)        (0.49)       (0.44)        (0.22)        (0.40)        (0.47)         (0.61)
                                  -------        ------       ------        ------        ------        ------         -------
 NET ASSET VALUE, END OF
PERIOD                              $8.32         $8.54        $8.49         $8.52         $8.69         $8.66          $8.29
                                  =======        ======       ======        ======        ======        ======         =======
 TOTAL RETURN/1/                     0.34%         6.48%        4.90%         0.63%         5.08%        10.38%         (0.42)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $71,469       $96,071      $100,379      $127,171      $164,928      $268,015       $200,429
  Ratio of net investment
   income (loss) to
   average net assets/5/             5.86%         5.70%        5.15%         4.41%         4.68%         5.48%          7.18%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/          1.36%         1.39%        1.37%         1.15%         1.03%         0.98%          0.93%
  Waived fees and
   reimbursed expenses/5/           (0.50)%       (0.53)%      (0.51)%       (0.14)%       (0.04)%       (0.01)%        (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/            0.86%         0.86%        0.86%         1.01%         0.99%         0.97%          0.92%
  Portfolio turnover rate/3/           26%           50%          60%           31%           71%          117%            86%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                        FINANCIAL HIGHLIGHTS 131

STABLE INCOME FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                  NOVEMBER 30,
                                     2007           MAY 31,          MAY 31,          MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007             2006             2005            2004            2003
 NET ASSET VALUE, BEGINNING          $10.27          $10.23          $10.38            $10.33         $10.44          $10.38
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.23            0.43         0.40/7/              0.16           0.16            0.25
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.01            0.05           (0.15)             0.03          (0.10)           0.06
                                   --------         -------        --------           -------        -------         -------
  Total from investment                0.24            0.48            0.25              0.19           0.06            0.31
                                   --------         -------        --------           -------        -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.23)          (0.44)          (0.40)            (0.14)         (0.16)          (0.25)
  Distributions from net               0.00            0.00            0.00              0.00           0.00            0.00
  realized gain
  Return of capital                    0.00            0.00            0.00              0.00          (0.01)        0.00/5/
                                   --------         -------        --------           -------        -------        --------
  Total distributions                 (0.23)          (0.44)          (0.40)            (0.14)         (0.17)          (0.25)
                                   --------         -------        --------           -------        -------        --------
 NET ASSET VALUE, END OF             $10.28          $10.27          $10.23            $10.38         $10.33          $10.44
                                   ========         =======        ========           =======        =======        ========
  PERIOD
 TOTAL RETURN/1/                       2.33%           4.80%           2.47%             1.87%          0.45%           3.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $45,582         $48,629         $64,827           $83,406        $166,484        $175,249
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/               4.29%           4.18%           3.83%             1.48%          1.52%           2.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,4/                       0.96%           1.00%           1.06%             1.00%          0.99%           1.04%
  Waived fees and reimbursed          (0.11)%         (0.15)%         (0.19)%           (0.10)%        (0.09)%         (0.22)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2,4/                       0.85%           0.85%           0.87%/8/          0.90%          0.90%           0.82%
  Portfolio turnover                     17%             21%             23%               43%            92%             45%
  rate/3,6/


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Return of capital was less than $0.01 per share.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
8 Effective October 1, 2005, the expense cap for Class A shares of the Stable
  Income Fund changed from 0.90% to 0.85%. The blended expense cap as of May 31, 2006, is 0.87%.

 132 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
CLASS B SHARES-COMMENCED ON MAY 17, 1996
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004           2003
 NET ASSET VALUE, BEGINNING        $10.26        $10.22         $10.37          $10.32        $10.43         $10.37
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.19          0.34        0.32/7/            0.08          0.08           0.17
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.01          0.06          (0.15)           0.03         (0.10)          0.06
                                 --------       -------       --------         -------       -------        -------
  Total from investment              0.20          0.40           0.17            0.11         (0.02)          0.23
                                 --------       -------       --------         -------       -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.19)        (0.36)         (0.32)          (0.06)        (0.08)         (0.17)
  Distributions from net             0.00          0.00           0.00            0.00          0.00           0.00
  realized gain
  Return of capital                  0.00          0.00           0.00            0.00         (0.01)       0.00/5/
                                 --------       -------       --------         -------       -------       --------
  Total distributions               (0.19)        (0.36)         (0.32)          (0.06)        (0.09)         (0.17)
                                 --------       -------       --------         -------       -------       --------
 NET ASSET VALUE, END OF           $10.27        $10.26         $10.22          $10.37        $10.32         $10.43
                                 ========       =======       ========         =======       =======       ========
  PERIOD
 TOTAL RETURN/1/                     1.92%         3.98%          1.69%           1.00%        (0.29)%         2.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $2,836        $4,389        $11,519         $20,970       $35,552        $48,045
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/             3.52%         3.40%          3.06%           0.75%         0.81%          1.51%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,4/                     1.70%         1.75%          1.81%           1.75%         1.75%          1.81%
  Waived fees and reimbursed        (0.10)%       (0.15)%        (0.19)%         (0.10)%       (0.10)%        (0.18)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2,4/                     1.60%         1.60%          1.62%/8/        1.65%         1.65%          1.63%
  Portfolio turnover                   17%           21%            23%             43%           92%            45%
  rate/3,6/


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
3 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Return of capital was less than $0.01 per share.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
8 Effective October 1, 2005, the expense cap for the Class B shares of the Stable Income Fund changed from 1.65% to 1.60%. The blended expense cap as of May 31, 2006, is 1.62%.


                                                        FINANCIAL HIGHLIGHTS 133

STABLE INCOME FUND
CLASS C SHARES-COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period


                                   NOVEMBER 30,
                                      2007             MAY 31,           MAY 31,            MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007               2006              2005             2004/6/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $10.24           $10.20            $10.35             $10.30            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.19             0.36           0.32/8/               0.07              0.06
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.01             0.05             (0.15)              0.04              0.33
                                   ---------         --------         ---------           --------          --------
  Total from investment
   operations                           0.20             0.41              0.17               0.11              0.39
                                   ---------         --------         ---------           --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.19)           (0.37)            (0.32)             (0.06)            (0.08)
  Distributions from net
realized
   gain                                 0.00             0.00              0.00               0.00              0.00
  Return of capital                     0.00             0.00              0.00               0.00             (0.01)
                                   ---------         --------         ---------           --------          --------
  Total distributions                  (0.19)           (0.37)            (0.32)             (0.06)            (0.09)
                                   ---------         --------         ---------           --------          --------
 NET ASSET VALUE, END OF              $10.25           $10.24            $10.20             $10.35            $10.30
                                   =========         ========         =========           ========          ========
  PERIOD
 TOTAL RETURN/1/                        1.95%            4.03%             1.70%              1.10%            (0.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $3,903           $3,935            $4,355             $7,137           $12,225
  (000s)
  Ratio of net investment
income
   (loss) to average net                3.54%            3.43%             3.07%              0.74%             0.54%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,5/                        1.70%            1.75%             1.81%              1.75%             1.73%/4/
  Waived fees and reimbursed
   expenses/2/                         (0.10)%          (0.15)%           (0.19)%            (0.10)%           (0.08)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                       1.60%            1.60%             1.62%/9/           1.65%             1.65%
  expenses/2,5/
  Portfolio turnover rate/3,              17%              21%               23%                43%               92%
  7/


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
  Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
4 Ratios shown for periods of less than one year are annualized.
5 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
6 For the period from June 30, 2003 (commencement of Class) to May 31, 2004.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
9 Effective October 1, 2005, the expense cap for the Class C shares of the Stable Income Fund changed from 1.65% to 1.60%. The blended expense cap as of May 31, 2006, is 1.62%.

 134 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                    2007          MAY 31,      MAY 31,        MAY 31,        OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:           (UNAUDITED)       2007         2006          2005/4/         2004         2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.62         $10.18       $10.23        $10.41           $9.90        $7.67        $9.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.34           0.67         0.67          0.37            0.71         0.70         0.96
  Net realized and
   unrealized gain (loss)
   on investments                    (0.60)          0.50         0.14         (0.18)           0.51         2.22        (1.64)
                                  --------        -------      -------       -------          ------       ------       ------
  Total from investment
   operations                        (0.26)          1.17         0.81          0.19            1.22         2.92        (0.68)
                                  --------        -------      -------       -------          ------       ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.34)         (0.67)       (0.67)        (0.37)          (0.71)       (0.69)       (0.97)
  Distributions from net
   realized gain                      0.00          (0.06)       (0.19)         0.00            0.00         0.00        (0.21)
                                  --------        -------      -------       -------          ------       ------       ------
  Total distributions                (0.34)         (0.73)       (0.86)        (0.37)          (0.71)       (0.69)       (1.18)
                                  --------        -------      -------       -------          ------       ------       ------
 NET ASSET VALUE, END OF
PERIOD                              $10.02         $10.62       $10.18        $10.23          $10.41        $9.90        $7.67
                                  ========        =======      =======       =======         =======       ======       ======
 TOTAL RETURN/1/                     (2.43)%        11.97%        8.18%         1.79%          12.70%       39.38%       (8.35)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $32,072        $33,921      $19,858       $13,254         $13,786      $10,917       $7,699
  Ratio of net investment
   income (loss) to
   average net assets/3/              6.68%          6.43%        6.53%         5.97%           6.95%        7.77%       10.56%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.34%          1.39%        1.61%         1.57%/2/        1.52%        1.58%        1.59%
  Waived fees and
   reimbursed expenses/3/            (0.24)%        (0.29)%      (0.51)%       (0.48)%         (0.40)%      (0.45)%      (0.51)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/             1.10%          1.10%        1.10%         1.09%           1.12%        1.13%        1.08%
  Portfolio turnover rate/5/            30%            79%          89%           76%            141%         155%         235%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 135

STRATEGIC INCOME FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007         MAY 31,       MAY 31,        MAY 31,        OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007          2006          2005/4/         2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $10.63        $10.18       $10.23         $10.42           $9.90        $7.68         $9.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.30          0.59         0.59           0.30            0.59         0.59          0.84
  Net realized and
   unrealized gain (loss)
   on investments                   (0.61)         0.51         0.14          (0.19)           0.52         2.21         (1.63)
                                 --------       -------      -------        -------          ------       ------        ------
  Total from investment
   operations                       (0.31)         1.10         0.73           0.11            1.11         2.80         (0.79)
                                 --------       -------      -------        -------          ------       ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.30)        (0.59)       (0.59)         (0.30)          (0.59)       (0.58)        (0.85)
  Distributions from net
   realized gain                     0.00         (0.06)       (0.19)          0.00            0.00         0.00         (0.21)
                                 --------       -------      -------        -------          ------       ------        ------
  Total distributions               (0.30)        (0.65)       (0.78)         (0.30)          (0.59)       (0.58)        (1.06)
                                 --------       -------      -------        -------          ------       ------        ------
 NET ASSET VALUE, END OF
PERIOD                             $10.02        $10.63       $10.18         $10.23          $10.42        $9.90         $7.68
                                 ========       =======      =======        =======         =======       ======        ======
 TOTAL RETURN/1/                    (2.88)%       11.25%        7.38%          1.05%          11.55%       37.55%        (9.44)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $9,289       $10,188       $9,554        $10,062         $10,076       $8,573        $4,313
  Ratio of net investment
   income (loss) to
   average net assets/3/             5.95%         5.73%        5.78%          4.90%           5.82%        6.44%         9.05%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/            2.09%         2.15%        2.36%          2.31%/2/        2.30%        2.36%         2.40%
  Waived fees and
   reimbursed expenses/3/           (0.24)%       (0.30)%      (0.51)%        (0.14)%         (0.04)%      (0.00)%       (0.00)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/            1.85%         1.85%        1.85%          2.17%           2.26%        2.36%         2.40%
  Portfolio turnover rate/5/           30%           79%          89%            76%            141%         155%          235%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 136 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,       MAY 31,        MAY 31,        OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006          2005/4/          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.61        $10.17        $10.21         $10.40           $9.89
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.30          0.59          0.59           0.31            0.59
  Net realized and
   unrealized gain (loss)
   on investments                    (0.61)         0.50          0.15          (0.19)           0.51
                                  --------       -------       -------        -------          ------
  Total from investment
   operations                        (0.31)         1.09          0.74           0.12            1.10
                                  --------       -------       -------        -------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.30)        (0.59)        (0.59)         (0.31)          (0.59)
  Distributions from net
   realized gain                      0.00         (0.06)        (0.19)          0.00            0.00
                                  --------       -------       -------        -------          ------
  Total distributions                (0.30)        (0.65)        (0.78)         (0.31)          (0.59)
                                  --------       -------       -------        -------          ------
 NET ASSET VALUE, END OF
PERIOD                              $10.00        $10.61        $10.17         $10.21          $10.40
                                  ========       =======       =======        =======         =======
 TOTAL RETURN/1/                     (2.89)%       11.15%         7.49%          1.11%          11.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $4,152        $5,513        $3,356         $3,822          $4,834
  Ratio of net investment
   income (loss) to
   average net assets/3/              5.94%         5.69%         5.77%          4.99%           5.81%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             2.09%         2.14%         2.36%          2.20%/2/        2.34%
  Waived fees and
   reimbursed expenses/3/            (0.24)%       (0.29)%       (0.51)%        (0.13)%         (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/             1.85%         1.85%         1.85%          2.07%           2.31%
  Portfolio turnover rate/5/            30%           79%           89%            76%            141%



                                 OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:             2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $7.66         $9.52
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.59          0.84
  Net realized and
   unrealized gain (loss)
   on investments                    2.22         (1.63)
                                   ------        ------
  Total from investment
   operations                        2.81         (0.79)
                                   ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.58)        (0.86)
  Distributions from net
   realized gain                     0.00         (0.21)
                                   ------        ------
  Total distributions               (0.58)        (1.07)
                                   ------        ------
 NET ASSET VALUE, END OF
PERIOD                              $9.89         $7.66
                                   ======        ======
 TOTAL RETURN/1/                    37.73%        (9.56)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $6,038        $4,928
  Ratio of net investment
   income (loss) to
   average net assets/3/             6.57%         9.02%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/            2.38%         2.38%
  Waived fees and
   reimbursed expenses/3/           (0.00)%       (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/            2.38%         2.37%
  Portfolio turnover rate/5/          155%          235%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 137

TOTAL RETURN BOND FUND
CLASS A SHARES-COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                     2007            MAY 31,          MAY 31,        MAY 31,        MAY 31,          JUNE 30,
 FOR THE PERIOD ENDED:           (UNAUDITED)          2007             2006           2005          2004/1/           2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.20           $12.02            $12.62         $12.32         $12.79           $12.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.28             0.56              0.49           0.42           0.34             0.63
  Net realized and
   unrealized gain (loss)
   on investments                     0.26             0.18             (0.60)          0.34          (0.35)            0.69
                                  ---------         --------          -------        -------        -------          -------
  Total from investment
   operations                         0.54             0.74             (0.11)          0.76          (0.01)            1.32
                                  ---------         --------          -------        -------        -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.28)           (0.56)            (0.49)         (0.43)         (0.34)           (0.62)
  Distributions from net
   realized gain                      0.00             0.00              0.00          (0.03)         (0.12)           (0.08)
                                  ---------         --------          -------        -------        -------          -------
  Total distributions                (0.28)           (0.56)            (0.49)         (0.46)         (0.46)           (0.70)
                                  ---------         --------          -------        -------        -------          -------
 NET ASSET VALUE, END OF
PERIOD                              $12.49           $12.20            $12.02         $12.62         $12.32           $12.79
                                  =========         ========          =======        =======        =======          =======
 TOTAL RETURN/2/                      4.52%            6.20%            (0.91)%         6.19%         (0.09)%          10.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $61,959          $62,004           $69,066        $84,188        $45,670           $2,691
  Ratio of net investment
   income (loss) to
   average net assets/4/              4.63%            4.51%             3.88%          3.30%          3.07%            3.78%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             1.00%/8/         0.99%/8/          1.03%/8/       1.12%          1.16%/3/         1.61%
  Waived fees and
   reimbursed expenses/4/            (0.10)%          (0.09)%           (0.13)%        (0.22)%        (0.26)%          (0.63)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             0.90%/8/         0.90%/8/          0.90%/8/       0.90%          0.90%            0.97%/5/
  Portfolio turnover rate/7/           263%/11/         665%/10/          704%/9/        767%           918%             544%



                                   JUNE 30,
 FOR THE PERIOD ENDED:             2002/6/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.45
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.32
  Net realized and
   unrealized gain (loss)
   on investments                    (0.06)
                                   -------
  Total from investment
   operations                         0.26
                                   -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.32)
  Distributions from net
   realized gain                     (0.22)
                                   -------
  Total distributions                (0.54)
                                   -------
 NET ASSET VALUE, END OF
PERIOD                              $12.17
                                   =======
 TOTAL RETURN/2/                      2.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $117
  Ratio of net investment
   income (loss) to
   average net assets/4/              5.78%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             1.95%/3/
  Waived fees and
   reimbursed expenses/4/            (0.99)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             0.96%
  Portfolio turnover rate/7/           193%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Includes interest expense.
6 For the period from October 31, 2001 (commencement of Class) to June 30,
  2002.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
9 Excluding TBA, the portfolio turnover ratio is 431%.
10 Excluding TBA, the portfolio turnover ratio is 335%.

11 Excluding TBA, the portfolio turnover ratio is 158%.



 138 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
CLASS B SHARES - COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                     2007            MAY 31,          MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:           (UNAUDITED)          2007             2006           2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.21           $12.03            $12.63         $12.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.24             0.46              0.40           0.32
  Net realized and
   unrealized gain (loss)
   on investments                     0.26             0.18             (0.60)          0.34
                                  ---------         --------          -------        -------
  Total from investment
   operations                         0.50             0.64             (0.20)          0.66
                                  ---------         --------          -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.24)           (0.46)            (0.40)         (0.33)
  Distributions from net
   realized gain                      0.00             0.00              0.00          (0.03)
                                  ---------         --------          -------        -------
  Total distributions                (0.24)           (0.46)            (0.40)         (0.36)
                                  ---------         --------          -------        -------
 NET ASSET VALUE, END OF
PERIOD                              $12.47           $12.21            $12.03         $12.63
                                  =========         ========          =======        =======
 TOTAL RETURN/2/                      4.13%            5.41%            (1.65)%         5.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $15,208          $16,827           $21,356        $27,681
  Ratio of net investment
   income (loss) to
   average net assets/4/              3.88%            3.77%             3.13%          2.57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             1.75%/8/         1.74%/8/          1.78%/8/       1.86%
  Waived fees and
   reimbursed expenses /4/           (0.10)%          (0.09)%           (0.13)%        (0.21)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             1.65%/8/         1.65%/8/          1.65%/8/       1.65%
  Portfolio turnover rate/7/           263%/11/         665%/10/          704%/9/        767%



                                   MAY 31,          JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:             2004/1/           2003            2002/6/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.80           $12.18           $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.25             0.56             0.23
  Net realized and
   unrealized gain (loss)
   on investments                    (0.35)            0.69            (0.05)
                                   -------          -------          -------
  Total from investment
   operations                        (0.10)            1.25             0.18
                                   -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.25)           (0.55)           (0.23)
  Distributions from net
   realized gain                     (0.12)           (0.08)           (0.22)
                                   -------          -------          -------
  Total distributions                (0.37)           (0.63)           (0.45)
                                   -------          -------          -------
 NET ASSET VALUE, END OF
PERIOD                              $12.33           $12.80           $12.18
                                   =======          =======          =======
 TOTAL RETURN/2/                     (0.79)%           9.85%            1.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $8,031           $3,868              $87
  Ratio of net investment
   income (loss) to
   average net assets/4/              2.19%            2.81%            4.93%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             1.91%/3/         2.31%            1.94%/3/
  Waived fees and
   reimbursed expenses /4/           (0.26)%          (0.60)%          (1.11)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             1.65%            1.71%/5/         0.83%
  Portfolio turnover rate/7/           918%             544%             193%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Includes interest expense.
6 For the period from October 31, 2001 (commencement of Class) to June 30,
  2002.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
9 Excluding TBA, the portfolio turnover ratio is 431%.
10 Excluding TBA, the portfolio turnover ratio is 335%.

11 Excluding TBA, the portfolio turnover ratio is 158%.


                                                        FINANCIAL HIGHLIGHTS 139

TOTAL RETURN BOND FUND
CLASS C SHARES -COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                     2007            MAY 31,          MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:           (UNAUDITED)          2007             2006            2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.14           $11.96            $12.57          $12.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.24             0.46              0.39            0.32
  Net realized and
   unrealized gain (loss)
   on investments                     0.27             0.18             (0.61)           0.35
                                  ---------         --------          -------         -------
  Total from investment
   operations                         0.51             0.64             (0.22)           0.67
                                  ---------         --------          -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.24)           (0.46)            (0.39)          (0.33)
  Distributions from net
   realized gain                      0.00             0.00              0.00           (0.03)
                                  ---------         --------          -------         -------
  Total distributions                (0.24)           (0.46)            (0.39)          (0.36)
                                  ---------         --------          -------         -------
 NET ASSET VALUE, END OF
PERIOD                              $12.41           $12.14            $11.96          $12.57
                                  =========         ========          =======         =======
 TOTAL RETURN/2/                      4.23%            5.42%            (1.75)%          5.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $5,923           $6,313            $7,827          $9,823
  Ratio of net investment
   income (loss) to
   average net assets/4/              3.88%            3.77%             3.14%           2.57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             1.75%/8/         1.74%/8/          1.78%/8/        1.87%
  Waived fees and
   reimbursed expenses/4/            (0.10)%          (0.09)%           (0.13)%         (0.22)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             1.65%/8/         1.65%/8/          1.65%/8/        1.65%
  Portfolio turnover rate/7/           263%/11/         665%/10/          704%/9/         767%



                                   MAY 31,          JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:             2004/1/           2003            2002/6/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.73           $12.12           $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.25             0.57             0.25
  Net realized and
   unrealized gain (loss)
   on investments                    (0.35)            0.67            (0.11)
                                   -------          -------          -------
  Total from investment
   operations                        (0.10)            1.24             0.14
                                   -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.25)           (0.55)           (0.25)
  Distributions from net
   realized gain                     (0.12)           (0.08)           (0.22)
                                   -------          -------          -------
  Total distributions                (0.37)           (0.63)           (0.47)
                                   -------          -------          -------
 NET ASSET VALUE, END OF
PERIOD                              $12.26           $12.73           $12.12
                                   =======          =======          =======
 TOTAL RETURN/2/                     (0.79)%           9.78%            1.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $6,248           $4,425              $27
  Ratio of net investment
   income (loss) to
   average net assets/4/              2.20%            2.88%            5.14%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             1.91%/3/         2.32%            1.93%/3/
  Waived fees and
   reimbursed expenses/4/            (0.26)%          (0.61)%          (0.98)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             1.65%            1.71%/5/         0.95%
  Portfolio turnover rate/7/           918%             544%             193%


1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Includes interest expense.
6 For the period from October 31, 2001 (commencement of Class) to June 30,
  2002.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
9 Excluding TBA, the portfolio turnover ratio is 431%.
10 Excluding TBA, the portfolio turnover ratio is 335%.

11 Excluding TBA, the portfolio turnover ratio is 158%.


 140 FINANCIAL HIGHLIGHTS

ULTRA-SHORT DURATION BOND FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007         MAY 31,      MAY 31,        MAY 31,        OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007         2006          2005/4/         2004         2003         2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.56         $9.57        $9.64         $9.71           $9.83        $9.90       $10.24
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.24          0.46      0.38/6/          0.14            0.15         0.18         0.35
  Net realized and
   unrealized gain (loss)
   on investments                   (0.19)         0.01        (0.04)        (0.04)          (0.02)        0.06        (0.34)
                                  -------        ------     --------        ------          ------       ------      -------
  Total from investment
   operations                        0.05          0.47         0.34          0.10            0.13         0.24         0.01
                                  -------        ------     --------        ------          ------       ------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.25)        (0.48)       (0.41)        (0.17)          (0.25)       (0.31)       (0.35)
  Distributions from net
   realized gain                     0.00          0.00         0.00          0.00            0.00         0.00         0.00
                                  -------        ------     --------        ------          ------       ------      -------
  Total distributions               (0.25)        (0.48)       (0.41)        (0.17)          (0.25)       (0.31)       (0.35)
                                  -------        ------     --------        ------          ------       ------      -------
 NET ASSET VALUE, END OF
PERIOD                              $9.36         $9.56        $9.57         $9.64           $9.71        $9.83        $9.90
                                  =======        ======     ========        ======          ======       ======      =======
 TOTAL RETURN/1/                     0.49%         5.01%        3.64%         1.05%           1.35%        2.45%        0.15%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $12,699       $12,822      $12,747       $14,948         $18,865      $31,490      $22,230
  Ratio of net investment
   income (loss) to
   average net assets/3/             5.08%         4.83%        3.93%         2.54%           1.71%        1.76%        3.49%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/            1.41%         1.34%        1.51%         1.36%/2/        1.32%        1.25%        1.25%
  Waived fees and
   reimbursed expenses/3/           (0.63)%       (0.54)%      (0.71)%       (0.31)%         (0.20)%      (0.12)%      (0.13)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/            0.78%         0.80%        0.80%         1.05%           1.12%        1.13%        1.12%
  Portfolio turnover rate/5/           22%           27%          23%            9%             28%          90%         204%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


                                                        FINANCIAL HIGHLIGHTS 141

ULTRA-SHORT DURATION BOND FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,      MAY 31,        MAY 31,        OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007         2006          2005/4/         2004         2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.54         $9.54         $9.62         $9.68           $9.81        $9.88        $10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.20          0.39       0.30/6/          0.09            0.07         0.09          0.26
  Net realized and
   unrealized gain (loss)
   on investments                   (0.19)         0.02         (0.04)        (0.03)          (0.03)        0.06         (0.34)
                                  -------        ------      --------        ------          ------       ------       -------
  Total from investment
   operations                        0.01          0.41          0.26          0.06            0.04         0.15         (0.08)
                                  -------        ------      --------        ------          ------       ------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.21)        (0.41)        (0.34)        (0.12)          (0.17)       (0.22)        (0.26)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00            0.00         0.00          0.00
                                  -------        ------      --------        ------          ------       ------       -------
  Total distributions               (0.21)        (0.41)        (0.34)        (0.12)          (0.17)       (0.22)        (0.26)
                                  -------        ------      --------        ------          ------       ------       -------
 NET ASSET VALUE, END OF
PERIOD                              $9.34         $9.54         $9.54         $9.62           $9.68        $9.81         $9.88
                                  =======        ======      ========        ======          ======       ======       =======
 TOTAL RETURN/1/                     0.11%         4.34%         2.76%         0.66%           0.37%        1.56%        (0.74)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $3,444        $4,208        $6,015        $8,562         $10,249      $13,820       $13,419
  Ratio of net investment
   income (loss) to
   average net assets/3/             4.35%         4.07%         3.16%         1.70%           0.83%        0.93%         2.47%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/            2.15%         2.09%         2.26%         2.07%/2/        2.11%        2.05%         2.04%
  Waived fees and
   reimbursed expenses/3/           (0.62)%       (0.54)%       (0.71)%       (0.18)%         (0.12)%      (0.05)%       (0.04)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/            1.53%         1.55%         1.55%         1.89%           1.99%        2.00%         2.00%
  Portfolio turnover rate/5/           22%           27%           23%            9%             28%          90%          204%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.


 142 FINANCIAL HIGHLIGHTS

ULTRA-SHORT DURATION BOND FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,      MAY 31,        MAY 31,        OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007         2006          2005/4/         2004         2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.55         $9.56         $9.64         $9.70           $9.83        $9.90       $10.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.21          0.39       0.30/6/          0.09            0.06         0.10         0.26
  Net realized and
   unrealized gain (loss)
   on investments                   (0.19)         0.01         (0.04)        (0.03)          (0.02)        0.05        (0.32)
                                  -------        ------      --------        ------          ------       ------      -------
  Total from investment
   operations                        0.02          0.40          0.26          0.06            0.04         0.15        (0.06)
                                  -------        ------      --------        ------          ------       ------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.21)        (0.41)        (0.34)        (0.12)          (0.17)       (0.22)       (0.27)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00            0.00         0.00         0.00
                                  -------        ------      --------        ------          ------       ------      -------
  Total distributions               (0.21)        (0.41)        (0.34)        (0.12)          (0.17)       (0.22)       (0.27)
                                  -------        ------      --------        ------          ------       ------      -------
 NET ASSET VALUE, END OF
PERIOD                              $9.36         $9.55         $9.56         $9.64           $9.70        $9.83        $9.90
                                  =======        ======      ========        ======          ======       ======      =======
 TOTAL RETURN/1/                     0.22%         4.23%         2.76%         0.67%           0.37%        1.56%       (0.63)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $2,466        $2,734        $3,551        $6,473         $10,034      $16,138       $8,947
  Ratio of net investment
   income (loss) to
   average net assets/3/             4.35%         4.08%         3.14%         1.72%           0.84%        0.87%        2.54%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/            2.15%         2.09%         2.26%         2.14%/2/        2.10%        2.04%        2.03%
  Waived fees and
   reimbursed expenses/3/           (0.62)%       (0.54)%       (0.71)%       (0.24)%         (0.11)%      (0.04)%      (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3/            1.53%         1.55%         1.55%         1.90%           1.99%        2.00%        2.00%
  Portfolio turnover rate/5/           22%           27%           23%            9%             28%          90%         204%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.

                                                        FINANCIAL HIGHLIGHTS 143

ULTRA SHORT-TERM INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 25, 1988
For a share outstanding throughout each period



                                NOVEMBER 30,
                                   2007          MAY 31,       MAY 31,        MAY 31,        OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006         2005/3/           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.09         $9.12         $9.17           $9.22           $9.34
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.24          0.47          0.38            0.17            0.22
  Net realized and
   unrealized gain (loss)
   on investments                   (0.15)        (0.02)        (0.02)          (0.03)          (0.06)
                                  -------        ------        ------          ------          ------
  Total from investment
   operations                        0.09          0.45          0.36            0.14            0.16
                                  -------        ------        ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.24)        (0.48)        (0.41)          (0.19)          (0.28)
  Distributions from net
   realized gain                     0.00          0.00          0.00            0.00            0.00
                                  -------        ------        ------          ------          ------
  Total distributions               (0.24)        (0.48)        (0.41)          (0.19)          (0.28)
                                  -------        ------        ------          ------          ------
 NET ASSET VALUE, END OF
PERIOD                              $8.94         $9.09         $9.12           $9.17           $9.22
                                  =======        ======        ======          ======          ======
 TOTAL RETURN/1/                     0.98%         5.02%         4.02%           1.51%           1.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $645,699      $718,019      $810,961      $1,006,961      $1,277,777
  Ratio of net investment
   income (loss) to
   average net assets/2/             5.17%         5.10%         4.17%           3.14%           2.49%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/          1.22%         1.23%         1.23%           0.99%           0.89%
  Waived fees and
   reimbursed expenses/2/           (0.41)%       (0.39)%       (0.39)%         (0.12)%         (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            0.81%         0.84%         0.84%           0.87%           0.86%
  Portfolio turnover rate/4/           24%           28%           26%             17%             26%



                                    OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:               2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $9.42              $9.82
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.25               0.35
  Net realized and
   unrealized gain (loss)
   on investments                      0.01              (0.32)
                                     ------             ------
  Total from investment
   operations                          0.26               0.03
                                     ------             ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.34)             (0.43)
  Distributions from net
   realized gain                       0.00               0.00
                                     ------             ------
  Total distributions                 (0.34)             (0.43)
                                     ------             ------
 NET ASSET VALUE, END OF
PERIOD                                $9.34              $9.42
                                     ======             ======
 TOTAL RETURN/1/                       2.77%              0.33%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $1,994,266       $2,092,448
  Ratio of net investment
   income (loss) to
   average net assets/2/               2.70%              3.87%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/            0.85%/4/           0.82%
  Waived fees and
   reimbursed expenses/2/             (0.01)%             0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.84%              0.82%
  Portfolio turnover rate/4/             94%                50%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Ratios shown for periods of less than one year are annualized.


 144 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048IFR / P1001 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS

Corporate Bond Fund

Government Securities Fund

High Income Fund


Income Plus Fund


Short Duration Government Bond Fund

Short-Term Bond Fund

Total Return Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Corporate Bond Fund              4
Government Securities Fund       8
High Income Fund                12
Income Plus Fund                16
Short Duration Government       21
  Bond Fund
Short-Term Bond Fund            25
Total Return Bond Fund          29
Ultra Short-Term Income Fund    33
Description of Principal        38
  Investment Risks
Portfolio Holdings              41
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     42
  of the Funds
About Wells Fargo Funds Trust   42
The Investment Adviser          42
The Sub-Adviser and             43
  Portfolio Managers
Dormant Investment Advisory     45
  Arrangements
Dormant Multi-Manager           45
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares            46
Compensation to Dealers and    47
  Shareholder
   Servicing Agents
How to Buy Shares              48
How to Sell Shares             50
How to Exchange Shares         53
Account Policies               55


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                       57
Taxes                               58
Master/Gateway (Reg. TM)            59
  Structure
Financial Highlights                60
For More Information        Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Corporate Bond Fund, Government Securities Fund, Short Duration Government Bond Fund, Short-Term Bond Fund and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure.
This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
12/12/1985
INSTITUTIONAL CLASS
Ticker: SCBNX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in corporate debt securities;

o up to 35% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry characteristics and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund.

[GRAPHIC APPEARS HERE]


                         CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                           AS OF 12/31 EACH YEAR
1998        1999       2000       2001       2002        2003       2004       2005       2006       2007
7.24%       -0.16%     8.40%      7.30%      1.73%      12.01%      6.26%      1.78%      4.45%      4.93%


             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       5.89%
  Worst Quarter:      Q2    2004      -3.64%


          The Fund's year-to-date performance through December 31, 2007, was 4.93%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                4.93%         5.83%         5.34%
  Returns After Taxes on              3.00%         3.92%         2.94%
  Distributions/2/
  Returns After Taxes on              3.17%         3.87%         3.06%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. CREDIT          5.11%         4.84%         6.05%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Corporate Bond Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S.
  corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.

 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.23%
  TOTAL ANNUAL FUND                    0.68%
  OPERATING EXPENSES
  Fee Waivers                          0.07%
  NET EXPENSES/3/                      0.61%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $62
   3 Years              $211
   5 Years              $372
  10 Years              $840

                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986
INSTITUTIONAL CLASS
Ticker: SGVIX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.

[GRAPHIC APPEARS HERE]


            CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
8.14%   -0.83%   11.82%   9.19%   10.96%   3.32%   3.74%   2.69%   4.07%   7.43%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.75%
  Worst Quarter:      Q2    2004      -2.66%


          The Fund's year-to-date performance through December 31, 2007, was 7.43%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             7.43%        4.24%          5.98%
  Returns After Taxes on           5.48%        2.35%          3.67%
  Distributions/2/
  Returns After Taxes on           4.78%        2.51%          3.70%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                   8.47%        3.69%          5.55%
INTERMEDIATE U.S. GOVERNMEN  T
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              7.50%        4.25%           N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Government Securities Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.42%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.19%
  TOTAL ANNUAL FUND                    0.61%
  OPERATING EXPENSES
  Fee Waivers                          0.13%
  NET EXPENSES/3/                      0.48%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


3 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $49
   3 Years              $182
   5 Years              $328
  10 Years              $751


                                                   GOVERNMENT SECURITIES FUND 11

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
12/28/1995
INSTITUTIONAL CLASS
Ticker: SHYYX

INVESTMENT OBJECTIVE
The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund.

[GRAPHIC APPEARS HERE]


         CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                           AS OF 12/31 EACH YEAR
1998    1999    2000     2001     2002     2003     2004     2005    2006    2007
3.06%   7.81%   -7.08%   -0.49%   -5.87%   25.24%   10.99%   3.97%   9.82%   3.72%


           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       7.94%
  Worst Quarter:      Q2    2002      -8.73%


          The Fund's year-to-date performance through December 31, 2007, was 3.72%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             3.72%         10.48%        4.76%
  Returns After Taxes on           1.07%          7.60%        1.25%
  Distributions/2/
  Returns After Taxes on           2.40%          7.32%        1.81%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.              1.87%         10.90%        5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on July 31, 2001. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong High-Yield Bond Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

 14 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/                     2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/                   0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    0.21%
  Acquired Fund Fees and               0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                    0.77%
  OPERATING EXPENSES/5/
  Fee Waivers                          0.26%
  NET EXPENSES/6,7/                    0.51%


1 Deducted from the net proceeds if shares redeemed (or exchanged) within one year of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $52
   3 Years              $220
   5 Years              $403
  10 Years              $932


                                                             HIGH INCOME FUND 15

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
W. Frank Koster
Thomas M. Price, CFA

FUND INCEPTION:
7/13/1998
INSTITUTIONAL CLASS
Shares are currently not available for investment, except to specified eligible investors on July 18, 2008, and thereafter to any other eligible investors-See "How to Buy Shares" for further information.

INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o  up to 25% of the Fund's total assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 INCOME PLUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                             INCOME PLUS FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




         CALENDAR YEAR TOTAL RETURNS FOR INSTITUTIONAL CLASS/1/
                          AS OF 12/31 EACH YEAR
1999     2000    2001    2002    2003    2004    2005     2006    2007
-3.47%   2.77%   7.76%   7.33%   8.41%   6.55%   1.41%    5.32%   6.24%







           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%



          The Fund's year-to-date performance through December 31, 2007, was 6.24%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR      5 YEARS      LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes              1.50%       4.60%            4.27%
  Returns After Taxes on           -0.24%       2.59%            1.90%
  Distributions/2/
  Returns After Taxes on            0.94%       2.73%            2.14%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.               6.50%       4.99%           6.08%/4/
  UNIVERSAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Performance shown reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Institutional Class shares. The Class A shares annual returns are substantially similar to what the Institutional Class shares returns would be because the Institutional Class shares and Class A shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on July 13, 1998. Returns for the Class A shares and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.
4 Performance for the Lehman Brothers U.S. Universal Bond Index is as of July
  31, 1998, the nearest date to the Fund's inception date for which data is available.

 18 INCOME PLUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.23%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.79%
  OPERATING EXPENSES
  Fee Waivers                          0.17%
  NET EXPENSES/4,5/                    0.62%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.61%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             INCOME PLUS FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $63
   3 Years              $236
   5 Years              $423
  10 Years              $963


 20 INCOME PLUS FUND

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
INSTITUTIONAL CLASS
Ticker: WSGIX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          SHORT DURATION GOVERNMENT BOND FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Short Duration Government Bond Fund was organized as the successor fund to the Montgomery Short Duration Government Bond Fund.

[GRAPHIC APPEARS HERE]


          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
7.38%   2.56%   8.11%   7.81%   6.28%   2.29%   1.45%   1.53%   4.41%   6.25%


           BEST AND WORST QUARTER
  Best Quarter:      Q3    2001        3.50%
  Worst Quarter:     Q2    2004      - 1.14%


          The Fund's year-to-date performance through December 31, 2007, was 6.25%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             6.25%        3.19%          4.79%
  Returns After Taxes on           4.53%        1.86%          2.94%
  Distributions/2/
  Returns After Taxes on           4.03%        1.94%          2.95%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3          7.10%        3.18%          4.84%
YEAR GOVERNMENT BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 Year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
  2.9 years are included. You cannot invest directly in an index.

                                          SHORT DURATION GOVERNMENT BOND FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.23%
  NET EXPENSES/3/                      0.42%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Companyand may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $43
   3 Years              $185
   5 Years              $339
  10 Years              $789

 24 SHORT DURATION GOVERNMENT BOND FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
INSTITUTIONAL CLASS
Ticker: SSHIX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SHORT-TERM BOND FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.90%   4.50%   7.68%   4.95%   1.05%   4.22%   2.60%   2.37%   4.80%   4.92%


           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       3.37%
  Worst Quarter:      Q1    2002      -1.92%


          The Fund's year-to-date performance through December 31, 2007, was 4.92%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             4.92%        3.77%          4.18%
  Returns After Taxes on           3.00%        2.13%          2.05%
  Distributions/2/
  Returns After Taxes on           3.17%        2.25%          2.24%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Short-Term Bond Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

                                                         SHORT-TERM BOND FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/ 2/                   0.20%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.66%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.17%
  NET EXPENSES/5,6/                    0.49%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.48%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $50
   3 Years              $194
   5 Years              $351
  10 Years              $808



 28 SHORT-TERM BOND FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION:
6/30/1997
INSTITUTIONAL CLASS
Ticker: MBFIX

INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       TOTAL RETURN BOND FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 9, 2003, certain of the Funds that were part of the Montgomery family of funds reorganized into the Wells Fargo Funds. As part of this transaction, the Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund.

[GRAPHIC APPEARS HERE]


            CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
8.72%   -0.59%   12.06%   8.86%   10.46%   4.65%   4.58%   2.34%   4.38%   6.68%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       4.98%
  Worst Quarter:      Q2    2004      -2.36%


          The Fund's year-to-date performance through December 31, 2007, was 6.68%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             6.68%        4.52%          6.15%
  Returns After Taxes on           4.81%        2.86%          3.82%
  Distributions/2/
  Returns After Taxes on           4.30%        2.88%          3.82%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.              6.97%        4.42%          5.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on October 31, 2001. Prior to April 11,
  2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on June 30, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.39%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.17%
  TOTAL ANNUAL FUND                    0.56%
  OPERATING EXPENSES/3/
  Fee Waivers                          0.14%
  NET EXPENSES/4/                      0.42%

1 The management fees reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio, the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $43
   3 Years              $165
   5 Years              $299
  10 Years              $688

 32 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
INSTITUTIONAL CLASS
Ticker: SADIX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 ULTRA SHORT-TERM INCOME FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as the successor fund to the Strong Ultra Short-Term Income Fund.

[GRAPHIC APPEARS HERE]


          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.75%   5.26%   7.23%   4.82%   1.22%   2.86%   2.34%   3.97%   5.38%   3.65%


            BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.29%
  Worst Quarter:      Q1    2002       - 0.62%


          The Fund's year-to-date performance through December 31, 2007, was 3.65%.


                                                 ULTRA SHORT-TERM INCOME FUND 35

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             3.65%        3.63%          4.13%
  Returns After Taxes on           1.61%        1.97%          2.10%
  Distributions/2/
  Returns After Taxes on           2.36%        2.13%          2.27%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS       5.88%        3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM        5.49%         N/A            N/A
U.S. GOVERNMENT/CREDIT BON  D
  INDEX/6/
  (reflects no deduction for
  fees, expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Ultra Short-Term Income Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.

 36 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.43%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.18%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.62%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.26%
  NET EXPENSES/5,6/                    0.36%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio , excluding the expenses of any money market fund or other fund held by the Fund, at 0.35%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $37
   3 Years              $173
   5 Years              $321
  10 Years              $751


                                                 ULTRA SHORT-TERM INCOME FUND 37

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 39

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

 40 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 41

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. For the Total Return Bond Fund, sub-advisory services provided to the master portfolio are described as being provided at the gateway level. There are no sub-advisory services currently provided at the gateway fund level for the Total Return Bond Fund because the Fund invests substantially all of its assets in master portfolios described in the Master/Gateway Structure section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg.
TM)Structure" section.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



MICHAEL J. BRAY, CFA         Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund   has managed since 2005. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital
                             Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and
                             Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                             University.
W. FRANK KOSTER              Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund   he has managed since 2004, and the Income Plus Fund, which he has managed since
Income Plus Fund             2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                             Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                             He served as a senior vice president of SCM's Institutional Business Group from
                             December 2000 to March 2001, serving as a fixed-income product specialist and from
                             March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.
TROY LUDGOOD                 Mr. Ludgood is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund       has managed since 2007. Mr. Ludgood joined Wells Capital Management in 2004 as a senior credit trader and was promoted to director of credit trading in 2006 and portfolio manager in 2007. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering, Georgia Institute
                             of Technology; M.B.A., Wharton School of the University of Pennsylvania.
KEVIN J. MAAS, CFA           Mr. Maas is jointly responsible for managing the High Income Fund, which he has
High Income Fund             managed since 2007. Mr. Maas joined Wells Capital Management in 2005 as a senior research analyst specializing in taxable high yield securities. Prior to joining Wells
                             Capital Management, Mr. Maas was with Strong Capital Management since 1999 as a high-yield, taxable fixed-income analyst. Education: B.S., Finance, University of
                             Minnesota.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Corporate Bond Fund, which he has
Corporate Bond Fund           managed since 2005, and the Ultra Short-Term Income Fund, which he has managed
Ultra Short-Term Income Fund  since 2008. Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital
                              Management, Mr. Newton served as a high-grade, fixed-income analyst with Strong
                              Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at
                              Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.
THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Fund, both of which he has managed since 2003. Mr.
 Bond Fund                    O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is
Total Return Bond Fund        responsible for identifying value in mortgages. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.
THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the High Income Fund, which he has
High Income Fund              managed since 1998 and the Income Plus Fund, which he has managed since 2005. He
Income Plus Fund              is also jointly responsible for managing the Ultra Short-Term Income Fund, which he
Ultra Short-Term Income Fund  has managed since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells
                              Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since
                              1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                              Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                              School of Management, Northwestern University.
JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Corporate Bond Fund, which she has
Corporate Bond Fund           managed since 2000, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund          2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                              Management, she was a portfolio manager with Strong Capital Management, Inc.
                              (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.
LYNNE A. ROYER                Ms. Royer is jointly responsible for managing the Total Return Bond Fund, which she
Total Return Bond Fund        has managed since 2007. Ms. Royer joined Wells Capital Management in 2003 and currently serves as a senior portfolio manager of the Montgomery Fixed Income
                              Strategies Team at Wells Capital Management. Prior to joining Wells Capital
                              Management, she was a senior analyst in the Fixed Income Division of Montgomery
                              Asset Management since 1996. Education: B.A., Gettysburg College; M.B.A., Anderson
                              Graduate School of Management, University of California, Los Angeles.


 44 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MICHAEL J. SCHUELLER, CFA   Mr. Schueller is jointly responsible for managing the High Income Fund, which he has
High Income Fund            managed since 2007. Mr. Schueller joined Wells Capital Management in 2005 as a senior research analyst specializing in high yield securities and, since 2007, as a portfolio manager. Prior to joining Wells Capital Management, Mr. Schueller was with
                            Strong Capital Management, Inc. (SCM) since 2000 as a leveraged loan trader and, since
                            2002, a fixed income research analyst. Education: B.A., Economics, University of
                            Minnesota; J.D., University of Wisconsin.
WILLIAM STEVENS             Mr. Stevens is jointly responsible for managing the Short Duration Government Bond
Short Duration Government   Fund, which he has managed since 1992 and the Total Return Bond Fund, which he has
 Bond Fund                  managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief
Total Return Bond Fund      fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                            Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                            Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                            University; M.B.A., Harvard Business School.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for the gateway fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the gateway Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 46 PRICING FUND SHARES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 47

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;


o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.


Institutional Class shares of the Income Plus Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Institutional Class shares of the Corporate Bond Fund as a result of the proposed reorganization of such Fund into the Income Plus Fund. Currently, Institutional Class shares of the Income Plus Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which, if duly approved, is expected to occur on July 18, 2008. Thereafter, Institutional Class shares of the Income Plus Fund will be available for investment to any other eligible investors.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

 48 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
--------------------------
                            o Complete and sign the Institutional Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.
                                                                           --------------------------------------
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.
-------------------------- ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 49

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 By Telephone /                o To speak with an investor services representative call
 Electronic Funds Transfer    1-800-222-8222 or use the automated phone system at
-----------------------------
(EFT)
-------------------------  --
                              1-800-368-7550.
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              --------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask
-----------------------------
                              questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
                              --------------
 Through Your Investment       Contact your investment representative.
  Representative
----------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o REDEMPTION FEES. Your redemptions are net of any redemption fee.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability

 50 HOW TO SELL SHARES
     to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

REDEMPTION FEES
For the High Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

   o shares that were purchased with reinvested distributions;

   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

   o redemptions initiated by a Fund;

   o conversion of shares from one share class to another in the same Fund;

   o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

   o taking out a distribution or loan from a defined contribution plan;

   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

   o due to participation in the Systematic Withdrawal Plan;

   o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

   o  transactions by Section 529 college savings plan accounts; and

   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

                                                           HOW TO SELL SHARES 51

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 52 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o The High Income Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own


                                                       HOW TO EXCHANGE SHARES 53
internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 54 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

                                                             ACCOUNT POLICIES 55

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 56 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 57

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 58 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Total Return Bond Fund invests. The portfolio's investment objective is provided followed by a description of the portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S.
                                dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Total Return Bond Portfolio in which the Total Return Bond Fund invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the Income Plus Fund.


 60 FINANCIAL HIGHLIGHTS

CORPORATE BOND FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007         MAY 31,        MAY 31,       MAY 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007           2006         2005/3/       2004         2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $10.16         $9.96        $10.57         $10.65       $10.41        $9.53        $10.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.27          0.54          0.53           0.31         0.55         0.57          0.68
  Net realized and
   unrealized gain (loss)
   on investments                    0.08          0.20         (0.61)         (0.08)        0.24         0.88         (1.25)
                                 --------        ------       -------        -------      -------       ------       -------
  Total from investment
   operations                        0.35          0.74         (0.08)          0.23         0.79         1.45         (0.57)
                                 --------        ------       -------        -------      -------       ------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.27)        (0.54)        (0.53)         (0.31)       (0.55)       (0.57)        (0.69)
  Distributions from net
   realized gain                     0.00          0.00          0.00           0.00         0.00         0.00          0.00
                                 --------        ------       -------        -------      -------       ------       -------
  Total distributions               (0.27)        (0.54)        (0.53)         (0.31)       (0.55)       (0.57)        (0.69)
                                 --------        ------       -------        -------      -------       ------       -------
 NET ASSET VALUE, END OF
PERIOD                             $10.24        $10.16         $9.96         $10.57       $10.65       $10.41         $9.53
                                 ========       =======       =======        =======      =======      =======       =======
 TOTAL RETURN/1/                     3.61%         7.53%        (0.85)%         2.21%        7.78%       15.51%        (5.35)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $23,552       $21,467       $19,323        $74,568      $71,061      $76,644       $43,487
  Ratio of net investment
   income (loss) to
   average net assets/5/             5.34%         5.29%         5.01%          5.08%        5.23%        5.59%         7.00%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/          0.67%         0.68%         0.65%          0.65%        0.60%        0.60%         0.59%
  Waived fees and
   reimbursed expenses/5/           (0.06)%       (0.07)%       (0.04)%        (0.04)%      (0.03)%      (0.01)%       (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/            0.61%         0.61%         0.61%          0.61%        0.57%        0.59%         0.58%
  Portfolio turnover rate/4/           87%          162%          157%            85%         133%         205%          412%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 61

GOVERNMENT SECURITIES FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,        MAY 31,       MAY 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006         2005/2/       2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $10.21        $10.14         $10.77         $10.93       $11.05        $11.36       $11.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.26          0.54           0.49           0.23         0.32          0.34         0.48
  Net realized and
   unrealized gain (loss)
   on investments                    0.34          0.08          (0.53)       0.00/3/         0.21          0.05         0.31
                                 --------       -------        -------       --------      -------       -------      -------
  Total from investment
   operations                        0.60          0.62          (0.04)          0.23         0.53          0.39         0.79
                                 --------       -------        -------       --------      -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.27)        (0.55)         (0.53)         (0.27)       (0.42)        (0.44)       (0.53)
  Distributions from net
   realized gain                     0.00          0.00          (0.06)         (0.12)       (0.23)        (0.26)       (0.16)
                                 --------       -------        -------       --------      -------       -------      -------
  Total distributions               (0.27)        (0.55)         (0.59)         (0.39)       (0.65)        (0.70)       (0.69)
                                 --------       -------        -------       --------      -------       -------      -------
 NET ASSET VALUE, END OF
PERIOD                             $10.54        $10.21         $10.14         $10.77       $10.93        $11.05       $11.36
                                 ========       =======        =======       ========      =======       =======      =======
 TOTAL RETURN/1/                     5.38%         6.17%         (0.37)%         2.17%        4.92%         3.56%        7.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $260,042      $236,424       $85,056        $90,647      $84,366      $121,767      $104,607
  Ratio of net investment
   income (loss) to
   average net assets/5/             5.11%         5.08%          4.60%          3.87%        3.19%         2.96%        4.50%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/          0.60%         0.61%          0.60%          0.58%        0.53%         0.48%        0.46%
  Waived fees and
   reimbursed expenses/5/           (0.12)%       (0.13)%        (0.12)%        (0.05)%      (0.03)%        0.00%       (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/            0.48%         0.48%          0.48%          0.53%        0.50%         0.48%        0.45%
  Portfolio turnover rate/6/          105%          159%           207%           139%         390%          531%         519%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Amount calculated is less than $0.005.
4 Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 62 FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,   MAY 31,       MAY 31,        OCT. 31,       OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007      2006        2005/3/          2004           2003          2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $7.96         $7.70     $7.69         $7.88          $7.53         $6.35         $7.75
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.29          0.59      0.45          0.33           0.58          0.61          0.82
  (loss)
  Net realized and
unrealized gain
   (loss) on investments             (0.42)         0.26      0.13         (0.19)          0.35          1.17          (1.40)
                                  --------        ------    ------        ------         ------        ------        -------
  Total from investment
   operations                        (0.13)         0.85      0.58          0.14           0.93          1.78          (0.58)
                                  --------        ------    ------        ------         ------        ------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.29)        (0.59)    (0.58)        (0.33)         (0.58)        (0.60)         (0.82)
  Distributions from net
realized
   gain                               0.00          0.00      0.00          0.00           0.00          0.00          0.00
                                  --------        ------    ------        ------         ------        ------        -------
  Total distributions                (0.29)        (0.59)    (0.58)        (0.33)         (0.58)        (0.60)         (0.82)
                                  --------        ------    ------        ------         ------        ------        -------
 NET ASSET VALUE, END OF             $7.54         $7.96     $7.70         $7.69          $7.88         $7.53         $6.35
                                  ========        ======    ======        ======         ======        ======        =======
  PERIOD
 TOTAL RETURN/1/                     (1.67)%       11.39%     7.96%         1.77%         12.85%        29.11%         (8.38)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $255          $242    $3,208        $3,108        $24,436       $41,891        $47,281
  (000s)
  Ratio of net investment
income
   (loss) to average net              7.43%         7.53%     5.83%         7.20%          7.58%         8.60%         11.03%
  assets/5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,5/                      0.76%         0.75%     0.77%         0.51%          0.47%/2/      0.45%          0.46%
  Waived fees and reimbursed
   expenses/5/                       (0.31)%       (0.32)%   (0.34)%       (0.09)%        (0.03)%        0.00%          0.00%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/5/         0.45%         0.43%     0.43%         0.42%          0.44%         0.45%          0.46%
  Portfolio turnover rate/6/            27%           82%       98%           52%           133%          172%           120%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 For the period from July 31, 2001 (commencement of Class) to October 31,
  2001.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 63

INCOME PLUS FUND
CLASS A SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period



                                  NOVEMBER 30,
                                     2007           MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007           2006           2005           2004            2003
 NET ASSET VALUE, BEGINNING          $10.65          $10.49         $10.99         $10.84         $11.31         $10.81
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.25         0.53/4/        0.47/4/           0.57           0.55           0.59
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.20            0.19          (0.37)          0.20          (0.39)          0.61
                                   --------        --------       --------        -------        -------        -------
  Total from investment                0.45            0.72           0.10           0.77           0.16           1.20
                                   --------        --------       --------        -------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.26)          (0.56)         (0.60)         (0.62)         (0.63)         (0.70)
  Distributions from net               0.00            0.00           0.00           0.00           0.00           0.00
                                   --------        --------       --------        -------        -------        -------
  realized gain
  Total distributions                 (0.26)          (0.56)         (0.60)         (0.62)         (0.63)         (0.70)
                                   --------        --------       --------        -------        -------        -------
 NET ASSET VALUE, END OF             $10.84          $10.65         $10.49         $10.99         $10.84         $11.31
                                   ========        ========       ========        =======        =======        =======
  PERIOD
 TOTAL RETURN/1/                       4.30%           7.04%          0.97%          7.27%          1.43%         11.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $39,293         $37,526        $38,995        $42,676        $28,898        $20,815
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/               4.55%           4.96%          4.38%          5.48%          4.92%          5.42%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                         1.32%           1.34%          1.29%          1.25%          1.31%          1.32%
  Waived fees and reimbursed          (0.32)%         (0.34)%        (0.29)%        (0.67)%        (0.63)%        (0.32)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                         1.00%           1.00%          1.00%          0.58%          0.68%          1.00%
  Portfolio turnover rate/3/            121%            205%           171%           132%           185%           130%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.


 64 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
INSTITUTIONAL CLASS/5/ SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                      NOVEMBER 30,
                                         2007                  MAY 31,               MAY 31,               MAY 31,
 FOR THE PERIOD ENDED:               (UNAUDITED)                2007                 2006                 2005/4/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                     $9.86                 $9.82               $10.03                 $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.21                  0.44              0.38/7/                   0.05
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                    0.15                  0.06                (0.20)                  0.03
                                       ---------               -------            ---------              ---------
  Total from investment
   operations                               0.36                  0.50                 0.18                   0.08
                                       ---------               -------            ---------              ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.22)/8/             (0.46)/8/            (0.39)/8/              (0.05)/8/
  Distributions from net
realized
   gain                                     0.00                  0.00                 0.00                   0.00
                                       ------------            ----------         ------------           ------------
  Total distributions                      (0.22)                (0.46)               (0.39)                 (0.05)
                                       ------------            ----------         ------------           ------------
 NET ASSET VALUE, END OF                  $10.00                 $9.86                $9.82                 $10.03
                                      =============            ==========         ============           ============
  PERIOD
 TOTAL RETURN/1/                            3.83%                 5.13%                1.85%                  0.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $65,047               $55,973              $27,172                    $10
  (000s)
  Ratio of net investment
income
   (loss) to average net                    4.32%                 4.48%                3.89%                  3.35%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                            0.66%                 0.65%                0.63%                  0.76%
  Waived fees and reimbursed
   expenses/2/                             (0.24)%               (0.23)%              (0.21)%                (0.33)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/               0.42%                 0.42%                0.42%                  0.43%
  Portfolio turnover rate/6/                 106%                  493%                 316%                   272%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Ratios shown for periods of less than one year are annualized.
4 For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
5 Formerly named the Select Class.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of the undistributed income method did not accord with results of operations.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.

                                                         FINANCIAL HIGHLIGHTS 65

SHORT-TERM BOND FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007         MAY 31,      MAY 31,      MAY 31,      OCT. 31,     OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007         2006        2005/2/       2004         2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $8.49         $8.48        $8.63        $8.78        $8.82        $8.79        $9.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.23          0.44         0.39         0.20         0.31         0.34         0.48
  Net realized and
   unrealized gain (loss)
   on investments                    0.00          0.01        (0.14)       (0.14)       (0.01)        0.08        (0.59)
                                  -------        ------       ------       ------       ------       ------       -------
  Total from investment
   operations                        0.23          0.45         0.25         0.06         0.30         0.42        (0.11)
                                  -------        ------       ------       ------       ------       ------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment Income                (0.23)        (0.44)       (0.40)       (0.21)       (0.34)       (0.39)       (0.50)
  Distributions from net
   realized gain                     0.00          0.00         0.00         0.00         0.00         0.00         0.00
                                  -------        ------       ------       ------       ------       ------       -------
  Total distributions               (0.23)        (0.44)       (0.40)       (0.21)       (0.34)       (0.39)       (0.50)
                                  -------        ------       ------       ------       ------       ------       -------
 NET ASSET VALUE, END OF
PERIOD                              $8.49         $8.49        $8.48        $8.63        $8.78        $8.82        $8.79
                                  =======        ======       ======       ======       ======       ======       =======
 TOTAL RETURN/1/                     2.69%         5.45%        2.98%        0.76%        3.50%        4.84%       (1.14)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $85,715       $80,153      $66,350      $51,426      $49,940      $67,391      $55,474
  Ratio of net investment
   income (loss) to
   average net assets/4/             5.28%         5.14%        4.54%        4.07%        3.56%        3.78%        5.35%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/          0.66%         0.65%        0.64%        0.60%        0.54%        0.51%        0.48%
  Waived fees and
   reimbursed expenses/4/           (0.18)%       (0.17)%      (0.16)%      (0.07)%      (0.03)%       0.00%        0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/            0.48%         0.48%        0.48%        0.53%        0.51%        0.51%        0.48%
  Portfolio turnover rate/5/           19%           38%          28%          14%          37%          97%         154%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 66 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS/1/ SHARES-COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                     2007            MAY 31,     MAY 31,         MAY 31,    MAY 31,        JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:           (UNAUDITED)          2007        2006            2005      2004/2/         2003          2002/7/
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $11.987           $11.81     $12.40           $12.11      $12.58         $11.97          $12.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.31             0.59       0.54             0.48        0.39           0.73            0.47
  Net realized and
   unrealized gain (loss)
   on investments                     0.27             0.18      (0.59)            0.33       (0.35)          0.66           (0.25)
                                 ----------         --------   ----------       -------     -------        -------         -------
  Total from investment
   operations                         0.58             0.77      (0.05)            0.81        0.04           1.39            0.22
                                 ----------         --------   ----------       -------     -------        -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.31)           (0.60)     (0.54)           (0.49)      (0.39)         (0.70)          (0.48)
  Distributions from net
   realized gain                      0.00             0.00       0.00            (0.03)      (0.12)         (0.08)          (0.22)
                                 ----------         --------   ----------       -------     -------        -------         -------
  Total distributions                (0.31)           (0.60)     (0.54)           (0.52)      (0.51)         (0.78)          (0.70)
                                 ----------         --------   ----------       -------     -------        -------         -------
 NET ASSET VALUE, END OF
PERIOD                              $12.25           $11.98     $11.81           $12.40      $12.11         $12.58          $11.97
                                 ==========         ========   ==========       =======     =======        =======         =======
 TOTAL RETURN/3/                      4.90%            6.65%     (0.42)%           6.74%       0.38%         11.05%           1.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $486,365         $459,619   $341,620         $248,414    $50,699        $51,022            $202
  Ratio of net investment
   income (loss) to
   average net assets/4/              5.10%            5.00%      4.43%            3.87%       3.49%          4.66%           5.99%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,6/           0.55%/9/         0.54%/9/   0.58%/9/         0.68%       0.74%          0.99%           1.71%
  Waived fees and
   reimbursed expenses/4/            (0.13)%          (0.12)%    (0.16)%          (0.26)%     (0.32)%        (0.57)%         (1.24)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/             0.42%/9/         0.42%/9/   0.42%/9/         0.42%       0.42%          0.42%/5/        0.47%
  Portfolio turnover rate/8/           263%/12/         665%/11/   704%/10/         767%        918%           544%            193%


1 Formerly named the Select Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Includes interest expense.
6 Ratios shown for periods of less than one year are annualized.
7 For the period from July 1, 2001 (commencement of Class) to June 30, 2002.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
9 Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
10 Excluding the TBA, the portfolio turnover ratio is 431%.
11 Excluding the TBA, the portfolio turnover ratio is 335%.

12 Excluding the TBA, the portfolio turnover ratio is 158%.


                                                         FINANCIAL HIGHLIGHTS 67

ULTRA SHORT-TERM INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007         MAY 31,      MAY 31,      MAY 31,      OCT. 31,     OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007         2006        2005/3/       2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.09         $9.12        $9.17        $9.21        $9.33         $9.41        $9.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.26          0.51         0.43         0.19         0.24          0.29         0.36
  Net realized and
   unrealized gain (loss)
   on investments                   (0.15)        (0.02)       (0.02)       (0.02)       (0.04)         0.01        (0.29)
                                  -------        ------       ------       ------       ------        ------       ------
  Total from investment
   operations                        0.11          0.49         0.41         0.17         0.20          0.30         0.07
                                  -------        ------       ------       ------       ------        ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.26)        (0.52)       (0.46)       (0.21)       (0.32)        (0.38)       (0.48)
  Distributions from net
   realized gain                     0.00          0.00         0.00         0.00         0.00          0.00         0.00
                                  -------        ------       ------       ------       ------        ------       ------
  Total distributions               (0.26)        (0.52)       (0.46)       (0.21)       (0.32)        (0.38)       (0.48)
                                  -------        ------       ------       ------       ------        ------       ------
 NET ASSET VALUE, END OF
PERIOD                              $8.94         $9.09        $9.12        $9.17        $9.21         $9.33        $9.41
                                  =======        ======       ======       ======       ======        ======       ======
 TOTAL RETURN/1/                     1.21%         5.54%        4.53%        1.90%        2.19%         3.26%        0.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $66,835       $42,757      $48,259      $56,560      $59,624      $213,690      $302,379
  Ratio of net investment
   income (loss) to
   average net assets/4/             5.62%         5.57%        4.65%        3.60%        2.99%         3.16%        4.36%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/          0.62%         0.61%        0.61%        0.51%        0.41%         0.37%        0.36%
  Waived fees and
   reimbursed expenses/4/           (0.27)%       (0.26)%      (0.26)%      (0.09)%      (0.03)%        0.00%       (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4/            0.35%         0.35%        0.35%        0.42%        0.38%         0.37%        0.35%
  Portfolio turnover rate/5/           24%           28%          26%          17%          26%           94%          50%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 68 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                           048IFIT / P1004 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS

Corporate Bond Fund

Government Securities Fund

High Income Fund


Income Plus Fund


Short-Term Bond Fund

Short-Term High Yield Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Corporate Bond Fund              4
Government Securities Fund       8
High Income Fund                12
Income Plus Fund                16
Short-Term Bond Fund            21
Short-Term High Yield Bond      25
  Fund
Ultra Short-Term Income Fund    29
Description of Principal        34
  Investment Risks
Portfolio Holdings              37
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     38
  of the Funds
About Wells Fargo Funds Trust   38
The Investment Adviser          38
The Sub-Adviser and             38
  Portfolio Managers
Dormant Multi-Manager           40
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares            41
How to Open an Account         42
Compensation to Dealers and    43
  Shareholder
   Servicing Agents
How to Buy Shares              44
How to Sell Shares             47
How to Exchange Shares         51
Account Policies               53


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   55
Taxes                           56
Financial Highlights            57
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
12/12/1985
INVESTOR CLASS
Ticker: STCBX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in corporate debt securities;

o up to 35% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry characteristics and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund.

[GRAPHIC APPEARS HERE]


                           CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                                           AS OF 12/31 EACH YEAR
1998        1999       2000       2001       2002        2003       2004       2005       2006       2007
7.24%       -0.23%     7.89%      6.83%      1.39%      11.49%      5.82%      1.17%      4.03%      4.54%


            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003      5.78%
  Worst Quarter:     Q2    2004      - 3.78%


          The Fund's year-to-date performance through December 31, 2007, was 4.54%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                4.54%         5.36%         4.96%
  Returns After Taxes on              2.76%         3.60%         2.71%
  Distributions/2/
  Returns After Taxes on              2.93%         3.55%         2.83%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. CREDIT          5.11%         4.84%         6.05%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on December 12, 1985. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S.
  corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.

 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.86%
  TOTAL ANNUAL FUND                    1.31%
  OPERATING EXPENSES
  Fee Waivers                          0.33%
  NET EXPENSES/3/                      0.98%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $100
   3 Years                $383
   5 Years                $687
  10 Years              $1,550

                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986
INVESTOR CLASS
Ticker: STVSX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
8.14%   -1.09%   11.32%   8.75%   10.46%   2.80%   3.30%   2.16%   3.54%   6.92%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.63%
  Worst Quarter:      Q2    2004      -2.78%


          The Fund's year-to-date performance through December 31, 2007, was 6.92%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             6.92%        3.73%          5.56%
  Returns After Taxes on           5.15%        2.04%          3.41%
  Distributions/2/
  Returns After Taxes on           4.46%        2.19%          3.44%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                   8.47%        3.69%          5.55%
INTERMEDIATE U.S. GOVERNMEN  T
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              7.50%        4.25%           N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)


1 Investor Class shares incepted on October 29, 1986. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Government Securities Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.42%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.81%
  TOTAL ANNUAL FUND                    1.23%
  OPERATING EXPENSES
  Fee Waivers                          0.28%
  NET EXPENSES/3/                      0.95%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.


3 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $97
   3 Years                $363
   5 Years                $650
  10 Years              $1,467


                                                   GOVERNMENT SECURITIES FUND 11

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
12/28/1995
INVESTOR CLASS
Ticker: STHYX

INVESTMENT OBJECTIVE
The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund.

[GRAPHIC APPEARS HERE]


               CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                               AS OF 12/31 EACH YEAR
1998    1999    2000     2001     2002     2003     2004     2005    2006    2007
3.06%   7.81%   -7.08%   -0.71%   -6.65%   24.76%   10.22%   3.36%   9.52%   3.28%


           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       7.86%
  Worst Quarter:      Q2    2002      -8.94%


          The Fund's year-to-date performance through December 31, 2007, was 3.28%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             3.28%          9.96%        4.40%
  Returns After Taxes on           0.78%          7.26%        1.01%
  Distributions/2/
  Returns After Taxes on           2.12%          6.98%        1.59%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.              1.87%         10.90%        5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Investor Class shares incepted on December 28, 1995. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

 14 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/                     2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/                   0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    0.78%
  Acquired Fund Fees and               0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                    1.34%
  OPERATING EXPENSES/5/
  Fee Waivers                          0.47%
  NET EXPENSES/5,6,7/                  0.87%

1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.86%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $89
   3 Years                $378
   5 Years                $689
  10 Years              $1,572

                                                             HIGH INCOME FUND 15

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
W. Frank Koster
Thomas M. Price, CFA

FUND INCEPTION:
7/13/1998
INVESTOR CLASS
Shares are currently not available for investment, except to specified eligible investors on July 18, 2008, and thereafter to any other eligible investors-See "How to Buy Shares" for further information.

INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o  up to 25% of the Fund's total assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 INCOME PLUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                             INCOME PLUS FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




            CALENDAR YEAR TOTAL RETURNS FOR INVESTOR CLASS/1/
                          AS OF 12/31 EACH YEAR
1999     2000    2001    2002    2003    2004    2005     2006    2007
-3.47%   2.77%   7.76%   7.33%   8.41%   6.55%   1.41%    5.32%   6.24%







           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%



          The Fund's year-to-date performance through December 31, 2007, was 6.24%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR      5 YEARS      LIFE OF FUND/1/
 INVESTOR CLASS/1/
  Returns Before Taxes              1.50%       4.60%            4.27%
  Returns After Taxes on           -0.24%       2.59%            1.90%
  Distributions/2/
  Returns After Taxes on            0.94%       2.73%            2.14%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.               6.50%       4.99%           6.08%/4/
  UNIVERSAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Performance shown reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Investor Class shares. The Class A shares annual returns are substantially similar to what the Investor Class shares returns would be because the Investor Class and Class A shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on July 13, 1998. Returns for the Class A shares and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.
4 Performance for the Lehman Brothers U.S. Universal Bond Index is as of July
  31, 1998, the nearest date to the Fund's inception date for which data is available.

 18 INCOME PLUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.81%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.37%
  OPERATING EXPENSES
  Fee Waivers                          0.42%
  NET EXPENSES/4,5/                    0.95%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.94%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             INCOME PLUS FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $97
   3 Years                $393
   5 Years                $712
  10 Years              $1,616


 20 INCOME PLUS FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
INVESTOR CLASS
Ticker: SSTBX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SHORT-TERM BOND FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
4.90%   4.25%   7.22%   4.50%   0.62%   3.77%   2.15%   1.98%   4.36%    4.49%


           BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.37%
  Worst Quarter:     Q1    2002      - 1.92%


          The Fund's year-to-date performance through December 31, 2007, was 4.49%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             4.49%        3.34%          3.81%
  Returns After Taxes on           2.73%        1.85%          1.81%
  Distributions/2/
  Returns After Taxes on           2.90%        1.98%          2.01%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S 1-3           6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on August 31, 1987. Performance shown prior to
  April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

                                                         SHORT-TERM BOND FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.82%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.28%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.42%
  NET EXPENSES/4,5,6/                  0.86%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.85%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $88
   3 Years                $365
   5 Years                $664
  10 Years              $1,514


 24 SHORT-TERM BOND FUND

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
6/30/1997
INVESTOR CLASS
Ticker: STHBX

INVESTMENT OBJECTIVE
The Short-Term High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in below investment-grade corporate debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics, liquidity and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                              SHORT-TERM HIGH YIELD BOND FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999    2000    2001     2002     2003    2004    2005    2006     2007
8.37%   5.32%   5.03%   -0.42%   -0.13%   9.52%   4.46%   2.95%   5.97%    3.24%



           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       3.77%
  Worst Quarter:      Q2    2002      -3.49%



          The Fund's year-to-date performance through December 31, 2007, was 3.24%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             3.24%        5.20%          4.39%
  Investor Class Returns           1.17%        3.31%          1.88%
After Taxes on
  Distributions/2/
  Investor Class Returns           2.09%        3.34%          2.18%
After Taxes on Distribution  s
  and Sale of Fund
    Shares/2/
 MERRILL LYNCH HIGH YIELD          2.13%        7.26%          5.56%
U.S. CORPORATES, CASH PAY,
  BB RATED 1-5 YEARS
  INDEX3
  (reflects no deduction for
  fees, expenses or taxes)
 SHORT-TERM HIGH YIELD BOND        2.37%        8.13%          6.01%
  INDEX III/4/
  (reflects no deduction for
  fees, expenses or taxes)



1 Investor Class shares incepted on June 30, 1997. Performance shown prior to
  April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Short-Term High Yield Bond Fund, the predecessor fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years
  Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.
4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch
  High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.

                                              SHORT-TERM HIGH YIELD BOND FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/                     2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/                   0.55%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/3/                    0.84%
  Acquired Fund Fees and               0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                    1.40%
  OPERATING EXPENSES/5/
  Fee Waivers                          0.53%
  NET EXPENSES/5,6,7/                  0.87%

1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.86%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $89
   3 Years                $392
   5 Years                $718
  10 Years              $1,641


 28 SHORT-TERM HIGH YIELD BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
INVESTOR CLASS
Ticker: STADX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 ULTRA SHORT-TERM INCOME FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Income Fund was organized as a successor funds to the Strong Ultra Short-Term Income Fund.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.75%   5.27%   6.77%   4.26%   0.83%   2.26%   1.96%   3.49%   4.75%   3.17%


            BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.08%
  Worst Quarter:      Q1    2002       - 0.73%


          The Fund's year-to-date performance through December 31, 2007, was 3.17%.


                                                 ULTRA SHORT-TERM INCOME FUND 31

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             3.17%        3.12%          3.74%
  Returns After Taxes on           1.30%        1.64%          1.85%
  Distributions/2/
  Returns After Taxes on           2.05%        1.80%          2.03%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS       5.88%        3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM        5.49%         N/A            N/A
U.S. GOVERNMENT/CREDIT BON  D
  INDEX/6/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on November 25, 1988. Performance shown prior to April 11, 2005 for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.

 32 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.43%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.80%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.24%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.48%
  NET EXPENSES/4,5,6/                  0.76%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio , excluding the expenses of any money market fund or other fund held by the Fund, at 0.75%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $78
   3 Years                $347
   5 Years                $637
  10 Years              $1,464


                                                 ULTRA SHORT-TERM INCOME FUND 33

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 34 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                 The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 37

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund    has managed since 2005. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and
                              Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                              University.
W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004, and the Income Plus Fund, which he has managed since
Income Plus Fund              2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                              He served as a senior vice president of SCM's Institutional Business Group from
                              December 2000 to March 2001, serving as a fixed-income product specialist and from
                              March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.
KEVIN J. MAAS, CFA            Mr. Maas is jointly responsible for managing the High Income Fund and the Short-Term
High Income Fund              High Yield Bond Fund, both of which he has managed since 2007. Mr. Maas joined Wells
Short-Term High Yield Bond    Capital Management in 2005 as a senior research analyst specializing in taxable high
 Fund                         yield securities. Prior to joining Wells Capital Management, Mr. Maas was with Strong
                              Capital Management since 1999 as a high-yield, taxable fixed-income analyst.
                              Education: B.S., Finance, University of Minnesota.
JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago..
D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Corporate Bond Fund, which he has
Corporate Bond Fund           managed since 2005, and the Ultra Short-Term Income Fund, which he has managed
Ultra Short-Term Income Fund  since 2008. Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital
                              Management, Mr. Newton served as a high-grade, fixed-income analyst with Strong
                              Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at
                              Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the High Income Fund and the Short-Term
High Income Fund              High Yield Bond Fund, both of which he has managed since 1998. He is also jointly
Income Plus Fund              responsible for managing the Income Plus Fund, which he has managed since 2005,
Short-Term High Yield Bond    and the Ultra Short-Term Income Fund, which he has managed since 2002. Mr. Price
 Fund                         joined Wells Capital Management in 2005 as a portfolio manager specializing in
Ultra Short-Term Income Fund  taxable high yield securities. Prior to joining Wells Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance, University of
                              Michigan; M.B.A., Finance, Kellogg Graduate School of Management, Northwestern
                              University.
JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Corporate Bond Fund, which she has
Corporate Bond Fund           managed since 2000, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund          2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                              Management, she was a portfolio manager with Strong Capital Management, Inc.
                              (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.
MICHAEL J. SCHUELLER, CFA     Mr. Schueller is jointly responsible for managing the High Income Fund and the
High Income Fund              Short-Term High Yield Bond Fund, both of which he has managed since 2007. Mr.
Short-Term High Yield Bond    Schueller joined Wells Capital Management in 2005 as a senior research analyst
 Fund                         specializing in high yield securities and, since 2007, as a portfolio manager. Prior to joining Wells Capital Management, Mr. Schueller was with Strong Capital Management,
                              Inc. (SCM) since 2000 as a leveraged loan trader and, since 2002, a fixed income research analyst. Education: B.A., Economics, University of Minnesota; J.D., University of
                              Wisconsin.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 41

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

 42 HOW TO OPEN AN ACCOUNT

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 43

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.
Investor Class shares of the Income Plus Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Investor Class shares of the Corporate Bond Fund as a result of the proposed reorganization of such Fund into the Income Plus Fund. Currently, Investor Class shares of the Income Plus Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which, if approved, is expected to occur on July 18, 2008. Thereafter, Investor Class shares of the Income Plus Fund will be available for investment to any other eligible investors.



 MINIMUM INVESTMENTS         INITIAL PURCHASE                                SUBSEQUENT PURCHASES
--------------------------- ----------------------------------------------- ------------------------------------
 Regular accounts            $2,500                                          $100
 IRAs, IRA rollovers, Roth   $1,000                                          $100
  IRAs
 UGMA/UTMA accounts          $1,000                                           $50
 Employer Sponsored          no minimum                                      no minimum
 Retirement Plans
--------------------------- ----------------------------------------------- ------------------------------------
 BUYING SHARES               OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
--------------------------- ----------------------------------------------- ------------------------------------
 By Internet                 You may open an account online and fund         o To buy additional shares or buy
---------------------------
                            your account with an Electronic Funds           shares of a new Fund, visit
                            Transfer from your bank account, by Federal     www.wellsfargo.com/
                            Wire, or by sending us a check. Visit           advantagefunds.
                            www.wellsfargo.com/advantagefunds.              o Subsequent online purchases
                            -------
                                                                            have a minimum of $100 and a
                                                                            maximum of $100,000. You may
                                                                            be eligible for an exception to
                                                                            this maximum. Please call
                                                                            Investor Services at
                                                                            1-800-222-8222 for more
                                                                            information.
                                                                            -----
 By Mail                     o Complete and sign your account                o Enclose a voided check (for
---------------------------
                            application.                                    checking accounts) or a deposit
                            o Mail the application with your check made     slip (savings accounts).
                            payable to the Fund to Investor Services at:    Alternatively, include a note
                                                                            with your name, the Fund name,
                                            REGULAR MAIL
                            -----------------------------------------------
                                                                            and your account number.
                                     WELLS FARGO ADVANTAGE FUNDS
                                                                            o Mail the deposit slip or note
                                            P.O. Box 8266
                                                                            with your check made payable
                                        Boston, MA 02266-8266
                                                                            to the Fund to the address on
                                           OVERNIGHT ONLY                   the left.
                            ----------------------------------------------- ------------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS
                                 c/o Boston Financial Data Services
                                             30 Dan Road
                                        Canton, MA 02021-2809
                            -----------------------------------------------


 44 HOW TO BUY SHARES

 BUYING SHARES              OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------------------
 By Telephone               A new account may not be opened by                To buy additional shares or to buy
--------------------------
                           telephone unless you have another Wells           shares of a new Fund call:
                           Fargo Advantage Fund account with your            o Investor Services at
                           bank information on file. If you do not           1-800-222-8222 or
                           currently have an account, refer to the section   o 1-800-368-7550 for the
                           on buying shares by mail or wire.                 automated phone system.
                           ------------------------------------------------- --------------------------------------
 In Person                  Investors are welcome to visit the Investor       See instructions shown to the left.
--------------------------                                                   --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           -------------------------------------------------
 By Wire                    o Complete, sign and mail your account            To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying       your bank or financial institution to
                           shares by mail)                                   use the same wire instructions
                           o Provide the following instructions to your      shown to the left.
                                                                             --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -------------------------------------------------
 Through Your Investment    Contact your investment representative.           Contact your investment
 Representative                                                              representative.

-------------------------- ------------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set

                                                            HOW TO BUY SHARES 45
     minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


 46 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------
                     Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                     ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                     dollar amount you wish to receive (or write "Full Redemption"
                     to redeem your remaining account balance) to the address
                     below.
                     o Make sure all account owners sign the request exactly as their names appear on the account application.
                     o  A medallion guarantee may be required under certain
                     circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------
                     o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                     o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                     o There is a $10 fee for each request.
                     ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------
                     questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                     Wisconsin 53051.
                     ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 47

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
-----------------------  --
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

 48 HOW TO SELL SHARES
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

   o shares that were purchased with reinvested distributions;

   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

   o redemptions initiated by a Fund;

   o conversion of shares from one share class to another in the same Fund;

   o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

   o taking out a distribution or loan from a defined contribution plan;

   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

   o due to participation in the Systematic Withdrawal Plan;

                                                           HOW TO SELL SHARES 49

   o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

   o  transactions by Section 529 college savings plan accounts; and

   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 50 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o The High Income Fund and Short-Term High Yield Bond Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that


                                                       HOW TO EXCHANGE SHARES 51
the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 52 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 53

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.


To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 54 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 55

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 56 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the Income Plus Fund.


                                                         FINANCIAL HIGHLIGHTS 57

CORPORATE BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 12, 1985
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $10.17         $9.96
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.25          0.50
  Net realized and
   unrealized gain (loss)
   on investments                    0.08          0.21
                                 --------        ------
  Total from investment
   operations                        0.33          0.71
                                 --------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.25)        (0.50)
  Distributions from net
   realized gain                     0.00          0.00
                                 --------        ------
  Total distributions               (0.25)        (0.50)
                                 --------        ------
 NET ASSET VALUE, END OF
PERIOD                             $10.25        $10.17
                                 ========       =======
 TOTAL RETURN/1/                     3.32%         7.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $202,569      $209,799
  Ratio of net investment
   income (loss) to
   average net assets/2/             4.97%         4.90%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/          1.27%         1.31%
  Waived fees and
   reimbursed expenses/2/           (0.29)%       (0.31)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            0.98%         1.00%
  Portfolio turnover rate/4/           87%          162%

                                   MAY 31,         MAY 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2006          2005/3/         2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.59         $10.67        $10.42         $9.54         $10.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.48           0.29          0.50          0.53           0.65
  Net realized and
   unrealized gain (loss)
   on investments                    (0.63)         (0.08)         0.25          0.88          (1.26)
                                   -------        -------       -------        ------        --------
  Total from investment
   operations                        (0.15)          0.21          0.75          1.41          (0.61)
                                   -------        -------       -------        ------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.48)         (0.29)        (0.50)        (0.53)         (0.65)
  Distributions from net
   realized gain                      0.00           0.00          0.00          0.00           0.00
                                   -------        -------       -------        ------        --------
  Total distributions                (0.48)         (0.29)        (0.50)        (0.53)         (0.65)
                                   -------        -------       -------        ------        --------
 NET ASSET VALUE, END OF
PERIOD                               $9.96         $10.59        $10.67        $10.42          $9.54
                                   =======        =======       =======       =======        ========
 TOTAL RETURN/1/                     (1.46)%         1.95%         7.39%        15.00%         (5.71)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $262,325       $344,329      $432,598      $555,582       $683,288
  Ratio of net investment
   income (loss) to
   average net assets/2/              4.65%          4.62%         4.78%         5.20%          6.60%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/           1.28%          1.13%         1.07%         1.04%          0.99%
  Waived fees and
   reimbursed expenses/2/            (0.25)%        (0.09)%       (0.03)%       (0.01)%         0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.03%          1.04%         1.04%         1.03%          0.99%
  Portfolio turnover rate/4/           157%            85%          133%          205%           412%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Ratios shown for periods of less than one year are annualized.

 58 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 29, 1986
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $10.22        $10.16
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.24          0.47
  Net realized and
   unrealized gain (loss)
   on investments                    0.34          0.09
                                 --------       -------
  Total from investment
   operations                        0.58          0.56
                                 --------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.25)        (0.50)
  Distributions from net
   realized gain                     0.00          0.00
                                 --------       -------
  Total distributions               (0.25)        (0.50)
                                 --------       -------
 NET ASSET VALUE, END OF
PERIOD                             $10.55        $10.22
                                 ========       =======
 TOTAL RETURN/1/                     5.73%         5.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $862,906      $733,191
  Ratio of net investment
   income (loss) to
   average net assets/2/             4.64%         4.59%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,6/          1.20%         1.23%
  Waived fees and
   reimbursed expenses/2/           (0.25)%       (0.26)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            0.95%         0.97%
  Portfolio turnover rate/5/          105%          159%

                                   MAY 31,          MAY 31,          OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2006           2005/3/            2004              2003            2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.77           $10.93           $11.05             $11.36         $11.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.42             0.20             0.26               0.28           0.43
  Net realized and
   unrealized gain (loss)
   on investments                    (0.49)         0.00/4/             0.21               0.05           0.31
                                   -------         --------          -------            -------        -------
  Total from investment
   operations                        (0.07)            0.20             0.47               0.33           0.74
                                   -------         --------          -------            -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.48)           (0.24)           (0.36)             (0.38)         (0.48)
  Distributions from net
   realized gain                     (0.06)           (0.12)           (0.23)             (0.26)         (0.16)
                                   -------         --------          -------            -------        -------
  Total distributions                (0.54)           (0.36)           (0.59)             (0.64)         (0.64)
                                   -------         --------          -------            -------        -------
 NET ASSET VALUE, END OF
PERIOD                              $10.16           $10.77           $10.93             $11.05         $11.36
                                   =======         ========          =======            =======        =======
 TOTAL RETURN/1/                     (0.71)%           1.87%            4.38%              2.99%          6.97%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $836,567       $1,162,518        $1,230,428       $2,010,247      $2,360,229
  Ratio of net investment
   income (loss) to
   average net assets/2/              4.06%            3.37%            2.66%              2.55%          3.85%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,6/           1.22%            1.08%            1.06%/2/           0.96%          0.92%
  Waived fees and
   reimbursed expenses/2/            (0.20)%          (0.06)%          (0.03)%             0.00%         (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.02%            1.02%            1.03%              0.96%          0.91%
  Portfolio turnover rate/5/           207%             139%             390%               531%           519%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Amount calculated is less than $0.005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 59

HIGH INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 28, 1995
For a share outstanding throughout each period


                                 NOVEMBER 30,
                                     2007           MAY 31,
 FOR THE PERIOD ENDED:           (UNAUDITED)         2007
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $7.92          $7.66
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.27           0.55
  Net realized and
   unrealized gain (loss)
   on investments                     (0.41)          0.26
                                    -------         ------
  Total from investment
   operations                         (0.14)          0.81
                                    -------         ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.27)         (0.55)
  Distributions from net
   realized gain                       0.00           0.00
                                    -------         ------
  Total distributions                 (0.27)         (0.55)
                                    -------         ------
 NET ASSET VALUE, END OF
PERIOD                                $7.51          $7.92
                                    =======         ======
 TOTAL RETURN/1/                      (1.77)%        10.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $196,587       $230,287
  Ratio of net investment
   income (loss) to
   average net assets/5/               7.02%          7.07%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/            1.33%          1.33%
  Waived fees and
   reimbursed expenses/5/             (0.47)%        (0.47)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/              0.86%          0.86%
  Portfolio turnover rate/3/             27%            82%

                                  MAY 31,       MAY 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:             2006        2005/2/         2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $7.66         $7.86         $7.51          $6.33         $7.75
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                           0.41          0.31          0.54           0.57          0.78
  Net realized and
   unrealized gain (loss)
   on investments                   0.14         (0.20)         0.35           1.18         (1.42)
                                  ------        ------        ------         ------        -------
  Total from investment
   operations                       0.55          0.11          0.89           1.75         (0.64)
                                  ------        ------        ------         ------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.55)        (0.31)        (0.54)         (0.57)        (0.78)
  Distributions from net
   realized gain                    0.00          0.00          0.00           0.00          0.00
                                  ------        ------        ------         ------        -------
  Total distributions              (0.55)        (0.31)        (0.54)         (0.57)        (0.78)
                                  ------        ------        ------         ------        -------
 NET ASSET VALUE, END OF
PERIOD                             $7.66         $7.66         $7.86          $7.51         $6.33
                                  ======        ======        ======         ======        =======
 TOTAL RETURN/1/                    7.36%         1.35%        12.26%         28.55%        (9.14)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $208,482      $246,538      $300,358      $441,931       $438,858
  Ratio of net investment
   income (loss) to
   average net assets/5/            5.41%         6.71%         7.06%          8.09%        10.62%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/         1.34%         1.08%         1.00%          0.94%         0.97%
  Waived fees and
   reimbursed expenses/5/          (0.48)%       (0.13)%       (0.04)%         0.00%         0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/           0.86%         0.95%         0.96%          0.94%         0.97%
  Portfolio turnover rate/3/          98%           52%          133%           172%          120%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 60 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND
CLASS A SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period



                                  NOVEMBER 30,
                                     2007           MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)        2007           2006           2005           2004            2003
 NET ASSET VALUE, BEGINNING          $10.65          $10.49         $10.99         $10.84         $11.31         $10.81
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.25         0.53/4/        0.47/4/           0.57           0.55           0.59
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.20            0.19          (0.37)          0.20          (0.39)          0.61
                                   --------        --------       --------        -------        -------        -------
  Total from investment                0.45            0.72           0.10           0.77           0.16           1.20
                                   --------        --------       --------        -------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.26)          (0.56)         (0.60)         (0.62)         (0.63)         (0.70)
  Distributions from net               0.00            0.00           0.00           0.00           0.00           0.00
                                   --------        --------       --------        -------        -------        -------
  realized gain
  Total distributions                 (0.26)          (0.56)         (0.60)         (0.62)         (0.63)         (0.70)
                                   --------        --------       --------        -------        -------        -------
 NET ASSET VALUE, END OF             $10.84          $10.65         $10.49         $10.99         $10.84         $11.31
                                   ========        ========       ========        =======        =======        =======
  PERIOD
 TOTAL RETURN/1/                       4.30%           7.04%          0.97%          7.27%          1.43%         11.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $39,293         $37,526        $38,995        $42,676        $28,898        $20,815
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/               4.55%           4.96%          4.38%          5.48%          4.92%          5.42%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                         1.32%           1.34%          1.29%          1.25%          1.31%          1.32%
  Waived fees and reimbursed          (0.32)%         (0.34)%        (0.29)%        (0.67)%        (0.63)%        (0.32)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                         1.00%           1.00%          1.00%          0.58%          0.68%          1.00%
  Portfolio turnover rate/3/            121%            205%           171%           132%           185%           130%



1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.


                                                         FINANCIAL HIGHLIGHTS 61

SHORT-TERM BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON AUGUST 31, 1987
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,       MAY 31,       MAY 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006        2005/2/         2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $8.48         $8.47         $8.62         $8.77         $8.81         $8.78          $9.39
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.21          0.40          0.35          0.19          0.27          0.29           0.44
  Net realized and
   unrealized gain (loss)
   on investments                    0.00          0.02         (0.13)        (0.14)        (0.01)         0.09          (0.59)
                                  -------        ------        ------        ------        ------        ------         -------
  Total from investment
   operations                        0.21          0.42          0.22          0.05          0.26          0.38          (0.15)
                                  -------        ------        ------        ------        ------        ------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.21)        (0.41)        (0.37)        (0.20)        (0.30)        (0.35)         (0.46)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00          0.00          0.00           0.00
                                  -------        ------        ------        ------        ------        ------         -------
  Total distributions               (0.21)        (0.41)        (0.37)        (0.20)        (0.30)        (0.35)         (0.46)
                                  -------        ------        ------        ------        ------        ------         -------
 NET ASSET VALUE, END OF
PERIOD                              $8.48         $8.48         $8.47         $8.62         $8.77         $8.81          $8.78
                                  =======        ======        ======        ======        ======        ======         =======
 TOTAL RETURN/1/                     2.49%         5.01%         2.55%         0.53%         3.05%         4.40%         (1.56)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $281,377      $299,346      $396,633      $505,613      $516,105      $723,273       $933,238
  Ratio of net investment
   income (loss) to
   average net assets/5/             4.88%         4.71%         4.10%         3.70%         3.11%         3.39%          4.94%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/          1.26%         1.27%         1.26%         1.01%         0.99%         0.94%          0.90%
  Waived fees and
   reimbursed expenses/5/           (0.38)%       (0.37)%       (0.36)%       (0.12)%       (0.03)%       (0.01)%         0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/            0.88%         0.90%         0.90%         0.89%         0.96%         0.93%          0.90%
  Portfolio turnover rate/3/           19%           38%           28%           14%           37%           97%           154%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 62 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON JUNE 30, 1997
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007         MAY 31,       MAY 31,       MAY 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)      2007          2006        2005/2/         2004          2003           2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $8.54         $8.49        $8.52         $8.69         $8.66         $8.29          $8.93
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.25          0.49         0.44          0.22          0.40          0.47           0.61
  Net realized and
   unrealized gain (loss)
   on investments                   (0.22)         0.05        (0.03)        (0.17)         0.03          0.37          (0.64)
                                  -------        ------       ------        ------        ------        ------         -------
  Total from investment
   operations                        0.03          0.54         0.41          0.05          0.43          0.84          (0.03)
                                  -------        ------       ------        ------        ------        ------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.25)        (0.49)       (0.44)        (0.22)        (0.40)        (0.47)         (0.61)
  Distributions from net
   realized gain                     0.00          0.00         0.00          0.00          0.00          0.00           0.00
                                  -------        ------       ------        ------        ------        ------         -------
  Total distributions               (0.25)        (0.49)       (0.44)        (0.22)        (0.40)        (0.47)         (0.61)
                                  -------        ------       ------        ------        ------        ------         -------
 NET ASSET VALUE, END OF
PERIOD                              $8.32         $8.54        $8.49         $8.52         $8.69         $8.66          $8.29
                                  =======        ======       ======        ======        ======        ======         =======
 TOTAL RETURN/1/                     0.34%         6.48%        4.90%         0.63%         5.08%        10.38%         (0.42)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $71,469       $96,071      $100,379      $127,171      $164,928      $268,015       $200,429
  Ratio of net investment
   income (loss) to
   average net assets/5/             5.86%         5.70%        5.15%         4.41%         4.68%         5.48%          7.18%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/          1.36%         1.39%        1.37%         1.15%         1.03%         0.98%          0.93%
  Waived fees and
   reimbursed expenses/5/           (0.50)%       (0.53)%      (0.51)%       (0.14)%       (0.04)%       (0.01)%        (0.01)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/5/            0.86%         0.86%        0.86%         1.01%         0.99%         0.97%          0.92%
  Portfolio turnover rate/3/           26%           50%          60%           31%           71%          117%            86%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 63

ULTRA SHORT-TERM INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 25, 1988
For a share outstanding throughout each period


                                NOVEMBER 30,
                                   2007          MAY 31,       MAY 31,        MAY 31,        OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006         2005/3/           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.09         $9.12         $9.17           $9.22           $9.34
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.24          0.47          0.38            0.17            0.22
  Net realized and
   unrealized gain (loss)
   on investments                   (0.15)        (0.02)        (0.02)          (0.03)          (0.06)
                                  -------        ------        ------          ------          ------
  Total from investment
   operations                        0.09          0.45          0.36            0.14            0.16
                                  -------        ------        ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.24)        (0.48)        (0.41)          (0.19)          (0.28)
  Distributions from net
   realized gain                     0.00          0.00          0.00            0.00            0.00
                                  -------        ------        ------          ------          ------
  Total distributions               (0.24)        (0.48)        (0.41)          (0.19)          (0.28)
                                  -------        ------        ------          ------          ------
 NET ASSET VALUE, END OF
PERIOD                              $8.94         $9.09         $9.12           $9.17           $9.22
                                  =======        ======        ======          ======          ======
 TOTAL RETURN/1/                     0.98%         5.02%         4.02%           1.51%           1.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $645,699      $718,019      $810,961      $1,006,961      $1,277,777
  Ratio of net investment
   income (loss) to
   average net assets/2/             5.17%         5.10%         4.17%           3.14%           2.49%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/          1.22%         1.23%         1.23%           0.99%           0.89%
  Waived fees and
   reimbursed expenses/2/           (0.41)%       (0.39)%       (0.39)%         (0.12)%         (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            0.81%         0.84%         0.84%           0.87%           0.86%
  Portfolio turnover rate/4/           24%           28%           26%             17%             26%

                                    OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:               2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $9.42              $9.82
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.25               0.35
  Net realized and
   unrealized gain (loss)
   on investments                      0.01              (0.32)
                                     ------             ------
  Total from investment
   operations                          0.26               0.03
                                     ------             ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.34)             (0.43)
  Distributions from net
   realized gain                       0.00               0.00
                                     ------             ------
  Total distributions                 (0.34)             (0.43)
                                     ------             ------
 NET ASSET VALUE, END OF
PERIOD                                $9.34              $9.42
                                     ======             ======
 TOTAL RETURN/1/                       2.77%              0.33%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $1,994,266       $2,092,448
  Ratio of net investment
   income (loss) to
   average net assets/2/               2.70%              3.87%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/            0.85%/5/           0.82%
  Waived fees and
   reimbursed expenses/2/             (0.01)%             0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.84%              0.82%
  Portfolio turnover rate/4/             94%                50%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Ratios shown for periods of less than one year are annualized.^

 64 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                           048IFIV / P1006 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INTERNATIONAL STOCK FUNDS

Asia Pacific Fund


International Equity Fund


Overseas Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Asia Pacific Fund                           4
International Equity Fund                   8
Overseas Fund                              12
Description of Principal Investment        16
  Risks
Portfolio Holdings Information             20


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   21
About Wells Fargo Funds Trust              21
The Investment Adviser                     21
The Sub-Advisers and Portfolio Managers    21
Dormant Multi-Manager Arrangement          25


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares                        26
How to Open an Account                     27
Compensation to Dealers and Shareholder    28
   Servicing Agents
How to Buy Shares                          29
How to Sell Shares                         32
How to Exchange Shares                     36
Account Policies                           38


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   40
Taxes                           41
Financial Highlights            42
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

ASIA PACIFIC FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Anthony L.T. Cragg

FUND INCEPTION:
12/31/1993
INVESTOR CLASS
Ticker: SASPX

INVESTMENT OBJECTIVE
The Asia Pacific Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in Asia Pacific Basin equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities from companies in Asia or the Pacific Basin (excluding the U.S.). We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers. The Asia Pacific Basin region includes, among others, Australia, China, Hong Hong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. We may sell a holding when it no longer has these traits. Our investment strategy includes both a top-down strategy, which takes account of overall economic and market trends in each country, and a bottom-up strategy, in which we use fundamental research for security selection. In order to take advantage of the wide range of possible opportunities in a variety of markets at different stages of economic development, we construct the portfolio seeking both growth and value situations, as well as larger and smaller capitalization stocks. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regional Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             ASIA PACIFIC FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Asia Pacific Fund was organized as the successor fund to the Strong Asia Pacific Fund.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR CLASS INVESTOR/1/
AS OF 12/31 EACH YEAR
 1998         1999              2000         2001        2002        2003        2004        2005       2006      2007
-3.14%       96.03%/2/         -36.95%      -12.50%      -7.78%     60.25%      20.45%      27.65%      22.94%    28.56%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       37.39%
  Worst Quarter:      Q2    2000       -20.82%

 AVERAGE ANNUAL TOTAL RETURNS
for the period ended 12/31/07               1 YEAR         5 YEARS         10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                       28.56%          31.25%          14.17%
  Returns After Taxes on                     21.93%          27.49%          12.05%
  Distributions/3/
  Returns After Taxes on                     19.21%          25.76%          11.38%
Distributions and Sale of Fund
  Shares/3/
 MSCI AC ASIA PACIFIC INDEX/SM// 4/          14.29%          22.19%           8.86%
  (reflects no deduction for fees,
  expenses or taxes)

1 Investor Class shares incepted on December 31, 1993. Performance shown prior to April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Asia Pacific Fund.
2 The Asia Pacific Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC
  Asia Pacific") Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index.

 6 ASIA PACIFIC FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                             1.10%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/3/                              0.90%
  Acquired Fund Fees and Expenses/4/             0.01%
  TOTAL ANNUAL FUND OPERATING                    2.01%
  EXPENSES/5/
  Fee Waivers                                    0.35%
  NET EXPENSES/6,7/                              1.66%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 1.10% for the first $500 million; 1.05% for the next $500 million; 1.00% for the next $2 billion; 0.975% for the next $2 billion; and 0.95% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.65%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $169
   3 Years                $597
   5 Years              $1,051
  10 Years              $2,310

                                                             ASIA PACIFIC FUND 7

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Mark L. Yockey, CFA

FUND INCEPTION:
9/24/1997
INVESTOR CLASS
Shares are currently not available for investment, except to specified eligible investors on July 18, 2008, and thereafter to any other eligible investors-See "How to Buy Shares" for further information.

INVESTMENT OBJECTIVE
The International Equity Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:
o at least 80% of the Fund's net assets in equity securities of foreign issuers; and
o  up to 20% of the Fund's total assets in emerging market equity securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in the equity securities of foreign issuers through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

ARTISAN PARTNERS LIMITED PARTNERSHIP (ARTISAN)
Artisan invests in equity securities of foreign issuers by using a bottom-up investment process to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan's investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company's market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.

LSV ASSET MANAGEMENT (LSV)
LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).


 8 INTERNATIONAL EQUITY FUND

NEW STAR INSTITUTIONAL MANAGERS LIMITED (NEW STAR)
New Star invests in equity securities of foreign issuers with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                     INTERNATIONAL EQUITY FUND 9

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




                     CALENDAR YEAR TOTAL RETURNS FOR INVESTOR CLASS/1/
                                   AS OF 12/31 EACH YEAR
1998     1999     2000      2001      2002      2003     2004     2005     2006     2007
16.03%   51.16%   -13.20%   -18.37%   -23.28%   28.82%   10.82%   11.83%   24.45%   10.70%







      BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       33.55%
  Worst Quarter:      Q3    2002      -21.81%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                      4.34%       15.70%         7.05%
  Returns After Taxes on                    2.20%       15.01%         6.64%
  Distributions/2/
  Returns After Taxes on                    4.97%       13.63%         6.08%
Distributions and Sale of Fund
  Shares/2/
 MSCI EAFE (Reg. TM) INDEX/3/              11.17%       21.59%         8.66%
  (reflects no deduction for fees,
  expenses or taxes)



1 Performance shown for the Investor Class shares reflect the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Investor Class shares. The Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Class A annual returns are substantially similar to what the Investor Class annual returns would be because the Investor Class shares and Class A shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 10 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                              0.93%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.89%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.82%
  Fee Waivers                                     0.36%
  NET EXPENSES/4/                                 1.46%



1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $149
   3 Years                $538
   5 Years                $952
  10 Years              $2,108


                                                    INTERNATIONAL EQUITY FUND 11

OVERSEAS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION:
6/30/1998
INVESTOR CLASS
Ticker: SOVRX

INVESTMENT OBJECTIVE
The Overseas Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of foreign issuers; and

o  up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 OVERSEAS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                OVERSEAS FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Overseas Fund was organized as the successor fund to the Strong Overseas Fund.

[GRAPHIC APPEARS HERE]

                CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                                AS OF 12/31 EACH YEAR
1999        2000      2001      2002      2003     2004     2005    2006      2007
96.27%/2/   -33.46%   -19.15%   -19.98%   32.16%   18.29%   7.88%   19.87%    11.88%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       53.44%
  Worst Quarter:      Q3    2002      -19.59%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 INVESTOR CLASS/1/
  Returns Before Taxes                        11.88%       17.73%             7.56%
  Returns After Taxes on                       9.87%       15.87%             6.59%
  Distributions/3/
  Returns After Taxes on                       9.51%       15.12%             6.35%
Distributions and Sale of Fund
  Shares/3/
 MSCI EAFE (Reg. TM) INDEX/4/                 11.17%       21.58%             7.44%
  (reflects no deduction for expenses
  or taxes)

1 Investor Class shares incepted on June 30, 1998. Performance shown prior to
  April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Overseas Fund. Returns for the Investor Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 The Overseas Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index/SM/ is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 14 OVERSEAS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/1/                               2.00%

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/2/                              0.95%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/3/                               0.96%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.91%
  Fee Waivers                                     0.45%
  NET EXPENSES/4/                                 1.46%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for the next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $149
   3 Years                $556
   5 Years                $990
  10 Years              $2,196

                                                                OVERSEAS FUND 15

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 16 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 17

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.
REGIONAL RISK                 The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a fund without a regional focus.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 20 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended March 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 21

--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at, is a
Milwaukee-based registered investment adviser. Artisan sub-advises the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.



MARK L. YOCKEY, CFA         Mr. Yockey is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing
                            Director and Portfolio Manager for Artisan's diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan
                            State University.



 22 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at, sub-advises the International Equity Fund and the International Value Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.



JOSEF LAKONISHOK            Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004, and the International Value Fund, which he has managed since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University;
                            M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.
PUNEET MANSHARAMANI, CFA    Mr. Mansharamani is jointly responsible for managing the International Equity Fund,
International Equity Fund   which he has managed since 2006. Mr. Mansharamani has served as a Partner and
                            Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000.
                            Education: B.S., Engineering, Delhi University, Delhi College of Engineering; M.S.,
                            Engineering, Case Western Reserve University, Case School of Engineering.
MENNO VERMEULEN, CFA        Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which
International Equity Fund   he has managed since 2004. Mr. Vermeulen has served as a Portfolio Manager and
                            Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998.
                            Education: M.S., Econometrics, Erasmus University at Rotterdam.



                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

--------------------------------------------------------------------------------
NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Equity Fund and Overseas Fund. In this capacity, it is responsible for the day-to-day investment management of the Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.



MARK BEALE                  Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund               Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment Policy and Currency
                            Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star
                            Team based approach. Education: B.A., Economic History, University of Sussex, England.
BRIAN COFFEY                Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund               Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment Policy and Currency
                            Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star
                            Team based approach. Education: B.A., Economic History, University of Sussex, England.
RICHARD LEWIS               Mr. Beale is jointly responsible for managing the International Equity Fund, which he
International Equity Fund   has managed since 2004, and the Overseas Fund, which he has managed since 2005.
Overseas Fund               Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment Policy and Currency
                            Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star
                            Team based approach. Education: B.A., Economic History, University of Sussex, England.


 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Asia Pacific Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ANTHONY L.T. CRAGG   Mr. Cragg is responsible for managing the Asia Pacific Fund, which he has managed
Asia Pacific Fund    since 1993. Mr. Cragg joined Wells Capital Management in 2005 as a portfolio manager.
                     Prior to joining Wells Capital Management, he was a portfolio manager with Strong
                     Capital Management, Inc. since April 1993 and developed Strong Capital Management,
                     Inc.'s international investment activities. Education: M.A., English Literature, Christ
                     Church, Oxford University.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Asia Pacific Fund and Overseas Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 26 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                                       HOW TO OPEN AN ACCOUNT 27

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 28 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.
Investor Class shares of the International Equity Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Investor Class shares of the Overseas Fund as a result of the proposed reorganization of such Fund into the International Equity Fund. Currently, Investor Class shares of the International Equity Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which, if duly approved, is expected to occur on July 18, 2008. Thereafter Investor Class shares of the International Equity Fund will be available for investment to any other eligible investors.



 MINIMUM INVESTMENTS               INITIAL PURCHASE                                SUBSEQUENT PURCHASES
--------------------------------- ----------------------------------------------- ------------------------------------
 Regular accounts                  $2,500                                          $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                          $100
 UGMA/UTMA accounts                $1,000                                           $50
 Employer Sponsored                no minimum                                      no minimum
 Retirement Plans
--------------------------------- ----------------------------------------------- ------------------------------------
 BUYING SHARES                     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
--------------------------------- ----------------------------------------------- ------------------------------------
 By Internet                       You may open an account online and fund         o To buy additional shares or buy
---------------------------------
                                  your account with an Electronic Funds           shares of a new Fund, visit
                                  Transfer from your bank account, by Federal     www.wellsfargo.com/
                                  Wire, or by sending us a check. Visit           advantagefunds.
                                  www.wellsfargo.com/advantagefunds.              o Subsequent online purchases
                                  -------
                                                                                  have a minimum of $100 and a
                                                                                  maximum of $100,000. You may
                                                                                  be eligible for an exception to
                                                                                  this maximum. Please call
                                                                                  Investor Services at
                                                                                  1-800-222-8222 for more
                                                                                  information.
                                                                                  -----
 By Mail                           o Complete and sign your account                o Enclose a voided check (for
---------------------------------
                                  application.                                    checking accounts) or a deposit
                                  o Mail the application with your check made     slip (savings accounts).
                                  payable to the Fund to Investor Services at:    Alternatively, include a note
                                                                                  with your name, the Fund name,
                                                  REGULAR MAIL
                                  -----------------------------------------------
                                                                                  and your account number.
                                           WELLS FARGO ADVANTAGE FUNDS
                                                                                  o Mail the deposit slip or note
                                                  P.O. Box 8266
                                                                                  with your check made payable
                                              Boston, MA 02266-8266
                                                                                  to the Fund to the address on
                                                 OVERNIGHT ONLY                   the left.
                                  ----------------------------------------------- ------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                                  -----------------------------------------------


                                                            HOW TO BUY SHARES 29

 BUYING SHARES              OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------------------
 By Telephone               A new account may not be opened by                To buy additional shares or to buy
--------------------------
                           telephone unless you have another Wells           shares of a new Fund call:
                           Fargo Advantage Fund account with your            o Investor Services at
                           bank information on file. If you do not           1-800-222-8222 or
                           currently have an account, refer to the section   o 1-800-368-7550 for the
                           on buying shares by mail or wire.                 automated phone system.
                           ------------------------------------------------- --------------------------------------
 In Person                  Investors are welcome to visit the Investor       See instructions shown to the left.
--------------------------                                                   --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           -------------------------------------------------
 By Wire                    o Complete, sign and mail your account            To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying       your bank or financial institution to
                           shares by mail)                                   use the same wire instructions
                           o Provide the following instructions to your      shown to the left.
                                                                             --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -------------------------------------------------
 Through Your Investment    Contact your investment representative.           Contact your investment
 Representative                                                              representative.

-------------------------- ------------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

 30 HOW TO BUY SHARES

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 31

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------

 32 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification

                                                           HOW TO SELL SHARES 33

     Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For each Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;

 34 HOW TO SELL SHARES

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

o  transactions by Section 529 college savings plan accounts; and

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 35

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

 36 HOW TO EXCHANGE SHARES

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

                                                       HOW TO EXCHANGE SHARES 37

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 38 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 39

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.


 40 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this prospectus may be eligible for this election, but we cannot assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the International Equity Fund.


 42 FINANCIAL HIGHLIGHTS

ASIA PACIFIC FUND
INVESTOR CLASS - COMMENCED DECEMBER 31, 1993
For a share outstanding throughout each period

                                     SEPT. 30,     SEPT. 30,     SEPT. 30,      DEC. 31,      DEC. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $12.56        $11.53        $10.22         $8.98          $5.66          $6.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.05          0.07          0.07          0.05           0.03           0.00
  Net realized and unrealized
   gain (loss) on investments           4.97          2.02          1.47       1.75/2/        3.38/3/          (0.48)
                                     -------       -------       -------      --------      ---------        -------
  Total from investment
   operations                           5.02          2.09          1.54          1.80           3.41          (0.48)
                                     -------       -------       -------      --------      ---------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.03)        (0.06)        (0.05)        (0.03)         (0.09)         (0.04)
  Distributions from net
   realized gain                       (1.73)        (1.00)        (0.18)        (0.53)          0.00           0.00
                                     -------       -------       -------      --------      ---------        -------
  Total distributions                  (1.76)        (1.06)        (0.23)        (0.56)         (0.09)         (0.04)
                                     -------       -------       -------      --------      ---------        -------
 NET ASSET VALUE, END OF PERIOD       $15.82        $12.56        $11.53        $10.22          $8.98          $5.66
                                     =======       =======       =======      ========      =========        =======
 TOTAL RETURN/4/                       44.31%        19.38%        15.38%        20.45%         60.25%         (7.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $583,810      $373,744      $186,088      $126,395       $93,041        $57,458
  Ratio of net investment
   income (loss) to average
   net assets/5/                        0.34%         0.65%         1.08%         0.57%          0.53%         (0.43)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          1.95%         1.96%         1.92%         1.80%          1.97%          2.30%
  Waived fees and reimbursed
   expenses/5/                         (0.30)%       (0.31)%       (0.23)%       (0.06)%        (0.28)%        (0.33)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                 1.65%         1.65%         1.69%         1.74%          1.69%          1.97%
  Portfolio turnover rate/6/             184%          167%          117%          153%           286%           159%

1 The Fund changed its fiscal year-end from December 31 to September 30. 2 Includes $0.01 in redemption fees.
3 Includes $0.03 in redemption fees.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                         FINANCIAL HIGHLIGHTS 43

INTERNATIONAL EQUITY FUND
CLASS A SHARES - COMMENCED SEPTEMBER 24, 1997
For a share outstanding throughout the period



                                       SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                   2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $15.91          $13.69          $11.09           $9.88            $8.46
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.24/1/         0.17/1/            0.17         0.04/1/          0.04/1/
  Net realized and unrealized
   gain (loss) on investments              3.51            2.20            2.43            1.23             1.38
                                      ---------       ---------        --------       ---------        ---------
  Total from investment
   operations                              3.75            2.37            2.60            1.27             1.42
                                      ---------       ---------        --------       ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.17)          (0.15)           0.00           (0.06)            0.00
  Distributions from net
   realized gain                           0.00            0.00            0.00            0.00             0.00
                                      ---------       ---------        --------       ---------        ---------
  Total distributions                     (0.17)          (0.15)           0.00           (0.06)            0.00
                                      ---------       ---------        --------       ---------        ---------
 NET ASSET VALUE, END OF PERIOD          $19.49          $15.91          $13.69          $11.09            $9.88
                                      =========       =========        ========       =========        =========
 TOTAL RETURN/2/                          23.68%          17.50%          23.48%          12.89%           16.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $62,693         $52,243         $57,496         $56,108          $52,762
  Ratio of net investment
   income (loss) to average
   net assets/3/                           1.32%           1.16%           1.24%           0.36%            0.42%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.70%           1.67%           1.66%           1.71%            1.76%
  Waived fees and reimbursed
   expenses/3/                            (0.20)%         (0.17)%         (0.16)%         (0.21)%          (0.26)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.50%           1.50%           1.50%           1.50%            1.50%
  Portfolio turnover rate/4/                 49%             44%             46%            112%              73%



1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.

3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 44 FINANCIAL HIGHLIGHTS

OVERSEAS FUND
INVESTOR CLASS - COMMENCED JUNE 30, 1998
For a share outstanding throughout each period

                                     SEPT. 30,     SEPT. 30,     SEPT. 30,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.67        $14.14        $13.35       $11.41         $8.69          $10.86
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.15/2/          0.10          0.29         0.14       0.07/2/           (0.01)
  Net realized and unrealized
   gain (loss) on investments            2.54          1.35          0.50         1.95       2.72/3/           (2.16)
                                    ---------      --------      --------      -------      --------        --------
  Total from investment
   operations                            2.69          1.45          0.79         2.09          2.79           (2.17)
                                    ---------      --------      --------      -------      --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.14)        (0.20)         0.00        (0.15)        (0.07)           0.00
  Distributions from net
   realized gain                        (0.42)        (3.72)         0.00         0.00          0.00            0.00
                                    ---------      --------      --------      -------      --------        --------
  Total distributions                   (0.56)        (3.92)         0.00        (0.15)        (0.07)           0.00
                                    ---------      --------      --------      -------      --------        --------
 NET ASSET VALUE, END OF PERIOD        $13.80        $11.67        $14.14       $13.35        $11.41           $8.69
                                    =========      ========      ========      =======      ========        ========
 TOTAL RETURN/4/                        23.78%        13.52%         5.93%       18.29%        32.16%         (19.98)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $72,953       $63,394       $63,792      $119,585      $155,972        $84,251
  Ratio of net investment
   income (loss) to average
   net assets/5/                         1.19%         1.41%         1.56%        1.03%         0.77%          (0.12)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                           1.90%         1.91%         1.89%        1.88%         1.94%           2.12%
  Waived fees and reimbursed
   expenses/5/                          (0.44)%       (0.45)%       (0.43)%      (0.44)%       (0.47)%         (0.33)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                  1.46%         1.46%         1.46%        1.44%         1.47%           1.79%
  Portfolio turnover rate/6/               66%           40%          111%          22%           41%             46%

1 The Fund changed its fiscal year-end from December 31 to September 30.
2 Calculated based upon average shares outstanding.
3 Includes $0.01 in redemption fees.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.^

                                                         FINANCIAL HIGHLIGHTS 45

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048IEIV / P306 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS/SM/ -  LARGE CAP STOCK FUNDS

Capital Growth Fund
(Class A and Class C only)

Endeavor Large Cap Fund

Endeavor Select Fund

Equity Index Fund
(Class A and Class B only)

Growth Fund
(Class C only)


Growth and Income Fund
(Class B and Class C only)


Large Company Core Fund


Large Company Value Fund
(Class A and Class C only)
(formerly named the Dividend Income Fund)


U.S. Value Fund

Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Capital Growth Fund                         4
Endeavor Large Cap Fund                     8
Endeavor Select Fund                       12
Equity Index Fund                          17
Growth Fund                                20
Growth and Income Fund                     25
Large Company Core Fund                    29
Large Company Value Fund                   33
U.S. Value Fund                            38
Value Fund                                 42
Description of Principal Investment        47
  Risks
Portfolio Holdings Information             50


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   51
About Wells Fargo Funds Trust              51
The Investment Adviser                     51
The Sub-Advisers and Portfolio Managers    51
Dormant Multi-Manager Arrangement          56


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                  57
Reductions and Waivers of Sales Charges    60
Compensation to Dealers and Shareholder    64
   Servicing Agents
Pricing Fund Shares                        65
How to Open an Account                     66
How to Buy Shares                          67
How to Sell Shares                         69
How to Exchange Shares                     73
Account Policies                           75


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   77
Taxes                           78
Financial Highlights            79
For More Information    Back Cover



Throughout this Prospectus, the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND/SM/ is referred to as the Endeavor Large Cap Fund and the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/ is referred to as the Endeavor Select Fund.


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Endeavor Large Cap Fund, Equity Index Fund, Large Company Core Fund and U.S. Value Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
11/3/1997
CLASS A
Ticker: WFCGX
CLASS C
Ticker: WFCCX

INVESTMENT OBJECTIVE
The Capital Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CAPITAL GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


                             CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                        AS OF 12/31 EACH YEAR
 1998        1999       2000        2001         2002        2003        2004       2005     2006     2007
14.83%      52.14%      3.35%       -8.97%      -18.09%     25.41%      17.51%      9.44%    4.36%    18.19%


             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       29.98%
  Worst Quarter:      Q2    2002       -13.18%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                  1 YEAR         5 YEARS        10 YEARS
 CLASS A/1/
  Returns Before Taxes                           11.38%          13.40%         9.71%
  Returns After Taxes on                         10.01%          12.94%         8.58%
  Distributions/2/
  Returns After Taxes on                          8.01%          11.56%         7.91%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/Returns Before Taxes                  16.45%          14.08%         9.76%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/          11.81%          12.11%         3.83%
  (reflects no deduction for expenses
  or taxes)



1 Calendar Year Total Returns in the bar chart and Average Annual Total Returns do not reflect sales charges. If they did, returns would be lower. Class A and Class C shares incepted on July 31, 2007. Performance shown reflects the performance of the Investor Class shares, which incepted on November 3, 1997, and includes expenses that are not applicable to those of Class A and Class C shares. Investor Class annual returns are substantially similar to what the Class A and Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same sales charges and expenses.
  Performance shown prior to April 11, 2005, for the Investor Class shares reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 6 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A         CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS A        CLASS C
  Management Fees/2/                           0.67%          0.67%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.63%          0.63%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.30%          2.05%
  Fee Waivers                                  0.05%          0.05%
  NET EXPENSES/4/                             1.25%          2.00%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through November 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $695            $303
   3 Years            $959            $638
   5 Years          $1,243          $1,099
   10 Years         $2,049          $2,376
 If you do NOT sell your shares at the end of
the period:
   1 Year             $695            $203
   3 Years            $959            $638
   5 Years          $1,243          $1,099
   10 Years         $2,049          $2,376


                                                           CAPITAL GROWTH FUND 7

ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
9/28/2001
CLASS A
Ticker: STALX
CLASS B
Ticker: WELBX
CLASS C
Ticker: WELCX

INVESTMENT OBJECTIVE
The Endeavor Large Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 ENDEAVOR LARGE CAP FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       ENDEAVOR LARGE CAP FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Large Cap Fund was organized as the successor fund to the Strong Advisor Endeavor Large Cap Fund.

[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
       AS OF 12/31 EACH YEAR
2002      2003     2004     2005     2006     2007
-28.71%   33.51%   15.38%   9.17%    4.65%    18.17%


            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       14.80%
  Worst Quarter:      Q3    2002      -14.37%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEAR       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                          11.39%      14.41%             6.87%
  Returns After Taxes on                         9.65%      13.26%             5.85%
  Distributions/2/
  Returns After Taxes on                         8.63%      12.29%             5.58%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                12.20%      14.69%             7.16%
 CLASS C/1/ Returns Before Taxes                16.20%      14.92%             7.16%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%      12.11%             6.35%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on September 28, 2001. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Endeavor Large Cap Fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 10 ENDEAVOR LARGE CAP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.84%         0.84%         0.84%
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.54%         2.29%         2.29%
  Fee Waivers                                0.29%         0.29%         0.29%
  NET EXPENSES/4/                            1.25%         2.00%         2.00%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $695           $703           $303
   3 Years        $1,007           $988           $688
   5 Years        $1,340         $1,399         $1,199
  10 Years        $2,281         $2,326         $2,603
 If you do NOT sell your shares at the end of the period:
   1 Year           $695           $203           $203
   3 Years        $1,007           $688           $688
   5 Years        $1,340         $1,199         $1,199
  10 Years        $2,281         $2,326         $2,603

                                                      ENDEAVOR LARGE CAP FUND 11

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/29/2000
CLASS A
Ticker: STAEX
CLASS B
Ticker: WECBX
CLASS C
Ticker: WECCX

INVESTMENT OBJECTIVE
The Endeavor Select Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of approximately 30 to 40 companies that we believe offer the potential for capital growth. We may also invest in equity securities of foreign issuers through ADRs and similar investments. We select equity securities of companies of any size. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Non-Diversification Risk
   o Regulatory Risk
   o Sector Emphasis Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         ENDEAVOR SELECT FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Select Fund was organized as the successor fund to the Strong Advisor Select Fund.

[GRAPHIC APPEARS HERE]


       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
             AS OF 12/31 EACH YEAR
2001      2002      2003     2004     2005      2006     2007
-20.10%   -23.52%   37.05%   16.80%   10.21%    3.90%    16.89%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       13.49%
  Worst Quarter:      Q3    2001      -21.52%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                          10.16%       15.10%             3.05%
  Returns After Taxes on                        10.01%       14.74%             2.81%
  Distributions/2/
  Returns After Taxes on                         6.79%       13.22%             2.57%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                11.07%       15.33%             3.15%
 CLASS C/1/ Returns Before Taxes                15.09%       15.54%             3.14%
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/         11.81%       12.11%             0.23%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on December 29, 2000. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Select Fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 14 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.67%         0.67%         0.67%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.64%         0.64%         0.64%
  Acquired Fund Fees and Expenses/4/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               1.32%         2.07%         2.07%
  EXPENSES/5/
  Fee Waivers                               0.06%         0.06%         0.06%
  NET EXPENSES/5,6,7/                       1.26%         2.01%         2.01%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.25% for Class A shares, and 2.00% for Class B and Class C shares. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                         ENDEAVOR SELECT FUND 15

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                              CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of
  the period:
   1 Year                                       $696           $704           $304
   3 Years                                      $964           $943           $643
   5 Years                                    $1,251         $1,308         $1,108
  10 Years                                    $2,069         $2,109         $2,395
 If you do NOT sell your shares at the
  end of the period:
   1 Year                                       $696           $204           $204
   3 Years                                      $964           $643           $643
   5 Years                                    $1,251         $1,108         $1,108
  10 Years                                    $2,069         $2,109         $2,395

 16 ENDEAVOR SELECT FUND

EQUITY INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/25/1984
CLASS A
Ticker: SFCSX
CLASS B
Ticker: SQIBX

INVESTMENT OBJECTIVE
The Equity Index Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before fees and expenses. This correlation is sought regardless of market conditions. We may invest in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities. We may also invest in interest-rate futures contracts, options or interest-rate swaps and index swaps.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY INDEX FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


               CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
27.67%   20.12%   -9.71%   -12.38%   -22.59%   27.80%   10.16%   4.28%   15.12%    4.88%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       21.00%
  Worst Quarter:      Q3    2002      -17.38%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                     -1.15%        10.81%        4.61%
  Returns After Taxes on                   -2.92%         9.20%        2.96%
  Distributions/2/
  Returns After Taxes on                    0.91%         9.02%        3.43%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/Returns Before Taxes            -0.88%        11.03%        4.44%
 S&P 500 (Reg. TM) INDEX/3,4/               5.49%        12.83%        5.91%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on January 25, 1984. Class B shares incepted on February 17, 1998. Performance shown prior to the inception of the Class B shares reflects the performance of the Class A shares, adjusted to reflect Class B sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.
3 The S&P 500 (Reg. TM) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

 18 EQUITY INDEX FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                  CLASS A        CLASS B
  Maximum sales charge (load) imposed          5.75%           None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)        None/1/          5.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                     CLASS A        CLASS B
  Management Fees/2/                           0.10%          0.10%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.68%          0.68%
  TOTAL ANNUAL FUND OPERATING EXPENSES        0.78%          1.53%
  Fee Waivers                                  0.16%          0.16%
  NET EXPENSES/4/                             0.62%          1.37%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.10% for the first $1 billion; 0.075% for the next $4 billion; and 0.05% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                               CLASS A         CLASS B
 If you sell your shares at the end of
  the period:
   1 Year                                        $635            $639
   3 Years                                       $795            $768
   5 Years                                       $969          $1,019
  10 Years                                     $1,471          $1,512
 If you do NOT sell your shares at the
  end of the period:
   1 Year                                        $635            $139
   3 Years                                       $795            $468
   5 Years                                       $969            $819
  10 Years                                     $1,471          $1,512

                                                            EQUITY INDEX FUND 19

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
CLASS C
Ticker: WGFCX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Sector Emphasis Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                  GROWTH FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                            AS OF 12/31 EACH YEAR
1998     1999         2000      2001      2002      2003     2004     2005    2006     2007
25.46%   72.98 /2/%   -10.34%   -35.14%   -25.92%   28.92%   11.57%   8.58%   7.13%    26.65%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       54.49%
  Worst Quarter:      Q1    2001      -27.66%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes                       25.65%        16.20%         7.08%
  Returns After Taxes on                     25.65%        16.20%         6.13%
  Distributions/3/
  Returns After Taxes on                     16.67%        14.30%         5.75%
Distributions and Sale of Fund
  Shares/3/
 RUSSELL 3000 (Reg. TM) GROWTH INDEX/4/      11.40%        12.42%         3.83%
  (reflects no deduction for expenses
  or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on December 26, 2002. Performance shown prior to April 11, 2005, for the Class C shares reflects the performance of the Class C shares of the Strong Growth Fund, the predecessor fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses.
2 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those
  Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this Index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg. TM) Growth Index. You cannot invest directly in an index.

 22 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                     CLASS C
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                         CLASS C
  Management Fees/1/                               0.70%
  Distribution (12b-1) Fees                        0.75%
  Other Expenses/2/                                0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES            2.09%
  Fee Waivers                                      0.04%
  NET EXPENSES/3/                                 2.05%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                                  GROWTH FUND 23

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                                    CLASS C
 If you sell your shares at the end of
  the period:
   1 Year                                             $308
   3 Years                                            $651
   5 Years                                          $1,120
  10 Years                                          $2,418
 If you do NOT sell your shares at the
  end of the period:
   1 Year                                             $208
   3 Years                                            $651
   5 Years                                          $1,120
  10 Years                                          $2,418

 24 GROWTH FUND

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
12/29/1995
CLASS B
Class B shares are currently not available for investment, except to eligible investors on July 18, 2008-See "A Choice of Share Classes" for further information.
CLASS C
Class C shares are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" for further information.

INVESTMENT OBJECTIVE
The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                       GROWTH AND INCOME FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 26 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth and Income Fund was organized as the successor fund to the Strong Growth and Income Fund and Strong Large Cap Core Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]




                        CALENDAR YEAR TOTAL RETURNS FOR CLASS B/1/
                                   AS OF 12/31 EACH YEAR
1998     1999     2000      2001      2002      2003     2004    2005      2006      2007
32.95%   32.23%   -10.25%   -20.06%   -21.83%   24.44%   8.88%   -1.81%    15.39%    2.24%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.35%
  Worst Quarter:      Q1    2001      -17.78%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 CLASS B/1/
  Returns Before Taxes                      2.24%          9.43%        4.46%
  Returns After Taxes on                    2.07%          9.29%        4.36%
  Distributions/2/
  Returns After Taxes on                    1.46%          8.13%        3.84%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/ Returns Before Taxes            2.24%          9.43%        4.46%
 S&P 500 (Reg. TM) INDEX/3/                 5.49%         12.83%        5.91%
  (reflects no deduction for expenses
  or taxes)



1 Performance shown for the Class B and Class C shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and lower than those of the Class B and Class C shares. The Investor
  Class shares annual returns are substantially similar to what the Class B and Class C shares returns would be because the Class B shares, Class C shares, and Investor Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class B shares. After-tax returns for the Class C shares will vary.
3 The S&P 500 (Reg. TM) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.


                                                       GROWTH AND INCOME FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS B        CLASS C
  Maximum sales charge (load) imposed          None           None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)         5.00%          1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS B        CLASS C
  Management Fees/1/                           0.70%          0.70%
  Distribution (12b-1) Fees                    0.75%          0.75%
  Other Expenses/2/                            0.66%          0.66%
  TOTAL ANNUAL FUND OPERATING EXPENSES        2.11%          2.11%
  Fee Waivers                                  0.22%          0.22%
  NET EXPENSES/3/                             1.89%          1.89%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through November 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS B         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $692            $292
   3 Years            $940            $640
   5 Years          $1,316          $1,116
   10 Years         $2,146          $2,429
 If you do NOT sell your shares at the end of
the period:
   1 Year             $192            $192
   3 Years            $640            $640
   5 Years          $1,116          $1,116
   10 Years         $2,146          $2,429


 28 GROWTH AND INCOME FUND

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
11/3/1997
CLASS A
Ticker: SLGAX
CLASS B
Ticker: WLCBX
CLASS C
Ticker: WLCCX

INVESTMENT OBJECTIVE
The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                      LARGE COMPANY CORE FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Core Fund was organized as the successor fund to the Strong Advisor Large Company Core Fund and the Strong Value Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


                CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                          AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005      2006      2007
11.88%   24.84%   -1.46%   -10.72%   -14.44%   22.93%   10.69%   -1.66%    16.41%    2.01%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.95%
  Worst Quarter:      Q2    2002      -13.18%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                     -3.82%         8.41%        4.64%
  Returns After Taxes on                   -7.89%         5.92%        2.83%
  Distributions/2/
  Returns After Taxes on                    0.66%         6.27%        3.20%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes           -3.82%         8.49%        4.49%
 CLASS C/1/ Returns Before Taxes            0.20%         8.77%        4.32%
 S&P 500 (Reg. TM) INDEX/3/                 5.49%        12.83%        5.91%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on November 3, 1997. Class B and Class C shares incepted on September 30, 2002. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Large Company Core Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares of the predecessor fund, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 (Reg. TM) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

                                                      LARGE COMPANY CORE FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.85%         0.85%         0.85%
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.55%         2.30%         2.30%
  Fee Waivers                                0.30%         0.30%         0.30%
  NET EXPENSES/4/                            1.25%         2.00%         2.00%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                              CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of
  the period:
   1 Year                                       $695           $703           $303
   3 Years                                    $1,009           $990           $690
   5 Years                                    $1,344         $1,403         $1,203
  10 Years                                    $2,290         $2,336         $2,613
 If you do NOT sell your shares at the
  end of the period:
   1 Year                                       $695           $203           $203
   3 Years                                    $1,009           $690           $690
   5 Years                                    $1,344         $1,203         $1,203
  10 Years                                    $2,290         $2,336         $2,613

 32 LARGE COMPANY CORE FUND

LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Phocas Financial Corporation

PORTFOLIO MANAGERS
Stephen L. Block, CFA
William F. K. Schaff, CFA

FUND INCEPTION:
7/01/1993
CLASS A
Ticker: WLCAX
CLASS C
Ticker: WFLVX

INVESTMENT OBJECTIVE
The Large Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Our investment process is highly aware of our sector allocations against our benchmark because we seek outperformance through stock selection rather than overweighting or underweighting certain sectors. We begin our process by ranking approximately 5,000 stocks by market capitalization. Stocks that pass this screen for us will be in the top 20% of market capitalization. We then use our own predetermined criteria (E.G., debt as a portion of firms' total value; net profits as a portion of firms' total revenue; and price-to-earnings ratios) to refine the resulting investment candidates. From there, we perform quantitative financial statement analyses focusing on the strengths and trends in income statements, cash flow statements and balance sheets. Next, using proprietary modeling that determines the valuation of each stock relative to its peers in its respective business sector, we filter the remaining stocks. Our last filter consists of our qualitative assessments for each stock combining inputs that include our assessments of management teams, competitive strengths, business trends, and catalysts in companies' respective businesses. The resulting final portfolio consists of a diverse group of stocks, each of which is believed to have compelling valuations relative to its respective business sector peers and attractive metrics in terms of its appreciation potential.

In general, a stock may be sold if its valuation rises significantly within its respective industry peer group, if its position appreciates above 4% of the portfolio's total market value, if a company's management strategy deviates negatively from our expectations, or if a company's financial statements start to degrade materially.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                     LARGE COMPANY VALUE FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 34 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Value Fund was organized as the successor fund to the Strong Dividend Income Fund, the Strong Energy Fund and the Strong Dow 30 Value Fund, with the Strong Dividend Income Fund being the accounting survivor.

Prior to March 21, 2008, the Large Company Value Fund was known as the Dividend Income Fund and the Fund was managed by a different sub-adviser. Performance figures shown below represent performance of the prior sub-adviser to the Fund and do not reflect the Fund's current investment objective and strategies.

[GRAPHIC APPEARS HERE]




                       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
1998     1999    2000     2001      2002      2003     2004     2005    2006      2007
20.35%   0.58%   27.32%   -11.20%   -19.77%   24.50%   14.04%   8.88%   17.75%    2.79%







             BEST AND WORST QUARTER
  Best Quarter:        Q3    2000        15.92%
  Worst Quarter:       Q3    2002       -17.53%



                                                     LARGE COMPANY VALUE FUND 35

 AVERAGE ANNUAL TOTAL RETURNS/1/
as of 12/31/07                               1 YEAR        5 YEARS       10 YEARS
 CLASS A/2/
  Returns Before Taxes                         2.79%       13.35%         7.47%
  Returns After Taxes on                       1.16%       12.09%         5.99%
  Distributions/3/
  Returns After Taxes on                       3.19%       11.33%         5.87%
Distributions and Sale of Fund
  Shares/3/
 CLASS C/2/                                    2.79%       13.35%         7.47%
 RUSSELL 1000 (Reg. TM) VALUE INDEX4          -0.17%       14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)



1 Phocas Financial Corporation is the Fund's sub-adviser effective March 21,
  2008. From April 11, 2005 through March 20, 2008, Wells Capital Management Incorporated was the Fund's sub-adviser and the Fund's investment objective and strategies were different. Prior to April 11, 2005, the Large Company Value Fund was part of the Strong family of funds and was advised by a different sub-adviser. Accordingly, performance figures do not reflect the Large Company Value Fund's current investment objective and strategies or the current sub-adviser's performance.
2 Class A and Class C shares incepted on March 31, 2008. Prior to March 21,
  2008, the WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND was named the Wells Fargo Advantage Dividend Income Fund. Performance shown reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Class A shares and lower than those of the Class C shares. Investor Class annual returns are substantially similar to what the Class A and Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
4 The Russell 1000 (Reg. TM)/ /Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 36 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS A        CLASS C
  Management Fees/2/                           0.70%          0.70%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.66%          0.66%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.36%          2.11%
  Fee Waivers                                  0.11%          0.11%
  NET EXPENSES/4/                             1.25%          2.00%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
4 The adviser has committed through November 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $695            $303
   3 Years            $971            $650
   5 Years          $1,267          $1,124
   10 Years         $2,107          $2,433
 If you do NOT sell your shares at the end of
the period:
   1 Year             $695            $203
   3 Years            $971            $650
   5 Years          $1,267          $1,124
   10 Years         $2,107          $2,433



                                                     LARGE COMPANY VALUE FUND 37

U.S. VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/29/1995
CLASS A
Ticker: WFUAX
CLASS B
Ticker: WFUBX
CLASS C
Ticker: WFUCX

INVESTMENT OBJECTIVE
The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. securities of large-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define large-capitalization companies as those with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the upside reward as well as the downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when sentiment is low. We believe buying a stock when the prevailing sentiment is low allows us to limit the potential downside and allows us to participate in the potential upside should the business fundamentals improve. We consider selling a stock when it appreciates to our target price without changes to its fundamentals, when the fundamentals deteriorate, when it is forced out of the portfolio by a better idea, or when sentiment improves significantly.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk

   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 38 U.S. VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the U.S. Value Fund was organized as the successor fund to the Strong Advisor U.S. Value Fund and the Strong Strategic Value Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


               CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006      2007
22.21%   14.63%   -2.09%   -12.17%   -16.34%   30.48%   14.08%   1.81%   18.96%    -4.62%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.92%
  Worst Quarter:      Q3    2002      -17.94%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                         -10.10%        10.14%        5.03%
  Returns After Taxes on                       -13.58%         7.97%        3.65%
  Distributions/2/
  Returns After Taxes on                        -2.46%         8.30%        3.96%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes               -10.35%        10.32%        5.07%
 CLASS C/1/ Returns Before Taxes                -6.29%        10.59%        4.92%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/          -0.17%        14.63%        7.68%
  (reflects no deduction for fees,
  expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the Strong Advisor U.S. Value Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM)/ /Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                              U.S. VALUE FUND 39

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.63%         0.63%         0.63%
  Acquired Fund Fees and Expenses/4/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               1.34%         2.09%         2.09%
  EXPENSES/5/
  Fee Waivers                               0.08%         0.08%         0.08%
  NET EXPENSES/5,6,7/                       1.26%         2.01%         2.01%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.25% for Class A shares, and 2.00% for Class B and Class C shares. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 40 U.S. VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                              CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of
  the period:
   1 Year                                       $696           $704           $304
   3 Years                                      $968           $947           $647
   5 Years                                    $1,260         $1,316         $1,116
  10 Years                                    $2,088         $2,129         $2,414
 If you do NOT sell your shares at the
  end of the period:
   1 Year                                       $696           $204           $204
   3 Years                                      $968           $647           $647
   5 Years                                    $1,260         $1,116         $1,116
  10 Years                                    $2,088         $2,129         $2,414

                                                              U.S. VALUE FUND 41

VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER

Cooke & Bieler, L.P.


PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
2/12/1997
CLASS A
Ticker: CBTTX
CLASS B
Ticker: CBTBX
CLASS C
Ticker: CBTCX

(THESE CLASSES ARE CLOSED
TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large capitalization companies.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund but we intend to balance these tax considerations with the pursuit of the Fund's objective. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when we believe it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 42 VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Tax Suitability Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                   VALUE FUND 43

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]


             CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                        AS OF 12/31 EACH YEAR
1998    1999    2000     2001     2002     2003     2004     2005     2006      2007
9.38%   5.55%   21.79%   -0.97%   -7.28%   28.10%   12.15%   0.38%    21.99%    -1.67%


            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       19.60%
  Worst Quarter:      Q3    2002      -14.88%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                      -7.34%         10.28%        7.73%
  Returns After Taxes on                    -8.59%          9.35%        6.89%
  Distributions/2/
  Returns After Taxes on                    -3.79%          8.68%        6.45%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes            -7.48%         10.42%        7.55%
 CLASS C/1/ Returns Before Taxes            -3.47%         10.71%        7.57%
 RUSSELL 1000 (Reg. TM) VALUE INDEX/3/      -0.17%         14.63%        7.68%
  (reflects no deduction for fees,
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund was named the Wells Fargo Advantage C&B Tax-Managed Value Fund. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM)/ /Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 44 VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)
  Redemption Fee/2/                          1.00%         1.00%         1.00%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/3/                        0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/4/                         1.00%         1.01%         1.01%
  Acquired Fund Fees and Expenses/5/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               1.71%         2.47%         2.47%
  EXPENSES/6/
  Fee Waivers                               0.50%         0.51%         0.51%
  NET EXPENSES/6,7,8/                       1.21%         1.96%         1.96%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 365 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
8 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.20% for Class A shares, and 1.95% for Class B and Class C shares. After this time, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                                   VALUE FUND 45

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                              CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of
  the period:
   1 Year                                       $691           $699           $299
   3 Years                                    $1,037         $1,021           $721
   5 Years                                    $1,406         $1,470         $1,270
  10 Years                                    $2,439         $2,488         $2,768
 If you do NOT sell your shares at the
  end of the period:
   1 Year                                       $691           $199           $199
   3 Years                                    $1,037           $721           $721
   5 Years                                    $1,406         $1,270         $1,270
  10 Years                                    $2,439         $2,488         $2,768

 46 VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK       Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 47

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

 48 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

NON-DIVERSIFICATION RISK      Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                              "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                              of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK          Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
TAX SUITABILITY RISK          Investments managed with a focus on after-tax returns may not provide as high a return before taxes as other investments, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts such as an individual retirement account (IRA) or 401(k) plan).
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 49

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 50 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 51

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


The following portfolio managers work as a team, each having equal responsibility and accountability in managing the Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.



KERMIT S. ECK, CFA        Mr. Eck is jointly responsible for managing the Value Fund, which he has managed
Value Fund                since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science, Montana
                          State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA     Mr. Heitman is jointly responsible for managing the Value Fund, which he has managed
Value Fund                since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University;
                          M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA     Mr. Meyer is jointly responsible for managing the Value Fund, which he has managed
Value Fund                since 1997. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson College;
                          M.B.A., The Wharton School of Business.
JAMES R. NORRIS           Mr. Norris is jointly responsible for managing the Value Fund, which he has managed
Value Fund                since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management, Guilford College;
                          M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA   Mr. O'Connor is jointly responsible for managing the Value Fund, which he has
Value Fund                managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a portfolio manager and research analyst. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A.,
                          Economics and Philosophy, Colgate University; M.B.A., University of Chicago.
R. JAMES O'NEIL, CFA      Mr. O'Neil is jointly responsible for managing the Value Fund, which he has managed
Value Fund                since 1997. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby College;
                          M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA        Mr. Trivedi is jointly responsible for managing the Value Fund, which he has managed
Value Fund                since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International Relations, University of
                          Pennsylvania; B.S., Economics, Wharton School of Business; M.B.A., Wharton School of
                          Business.


 52 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
MATRIX ASSET ADVISORS, INC. (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income
Fund Large Company Core Fund and thereby is responsible for the day-to-day investment activities of the Growth and Income Fund Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.



DAVID A. KATZ, CFA        Mr. Katz is responsible for managing the Growth and Income Fund and the Large
Growth and Income Fund    Company Core Fund both of which he has managed since 2005. Mr. Katz is the
Large Company Core Fund   President and Chief Investment Officer of Matrix since 1990. Mr. Katz chairs the
                          Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. Education:
                          B.A., Economics, Union College; M.B.A., Finance, New York University Graduate School of
                          Business.


--------------------------------------------------------------------------------

PHOCAS FINANCIAL CORPORATION (Phocas Financial), located at 980 Atlantic Avenue, Suite 106, Alameda, CA 94501 is the investment sub-adviser of the Large Company Value Fund. Phocas Financial is an employee-owned, SEC registered, investment adviser serving state and municipal pensions funds, corporate retirement plans, trusts and individual investors.



WILLIAM F.K. SCHAFF, CFA   Mr. Schaff is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Mr. Schaff is Founder and CEO of Phocas Financial and has
                           jointly managed the Phocas Real Estate Fund and Phocas Small Cap Value Fund since
                           2006. Prior to 2006, for the last twenty years, Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group,
                           Berger LLC, and the Undiscovered Managers organization. Education: M.S., Engineering,
                           University of California, Davis.
STEPHEN L. BLOCK, CFA      Mr. Block is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Prior to joining Phocas Financial in March 2006, Mr. Block worked at Bay Isle Financial, LLC ("Bay Isle"), where he served as a Senior Portfolio
                           Manager for private clients, and as a co-Portfolio Manager of Bay Isle's Large Cap Value
                           and REIT institutional products. Education: B.A., Quantitative Economic Decision
                           Science, University of California, San Diego; M.B.A., Accounting and Finance, University
                           of Michigan's Ross School of Business.






                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 53

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PRIOR PERFORMANCE HISTORY

PHOCAS FINANCIAL - LARGE COMPANY VALUE FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by William F. K. Schaff and Stephen L. Block, the portfolio managers of the Large Company Value Fund, as former employees of Bay Isle Corporation (with respect to the period 1996-2001) and Bay Isle Financial, LLC (with respect to the period 2002-2003), a wholly-owned indirect subsidiary of Janus Capital Group Inc., with substantially similar investment objectives, policies and strategies as the Large Company Value Fund. Bay Isle Corporation and Bay Isle Financial, LLC are referred to below as "Bay Isle." The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance information presented below is net of the fees and expenses that will be charged to the Fund (with respect to Class C shares) and actual brokerage commissions and execution costs paid by these private accounts. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund. The performance results of such accounts relate to accounts managed by Messrs. Schaff and Block as employees of Bay Isle during periods prior to the date Phocas Financial commenced operations.

[GRAPHIC APPEARS HERE]




         PORTFOLIO MANAGERS' COMPOSITE CALENDAR YEAR RETURNS
                        AS OF 12/31 EACH YEAR
1996     1997     1998     1999    2000    2001     2002      2003
20.94%   32.71%   28.46%   1.85%   5.98%   -2.92%   -27.04%   21.59%







 PORTFOLIO MANAGERS' COMPOSITE AVERAGE
ANNUAL TOTAL
RETURNS
for the period ended 12/31/03                1 YEAR       5 YEARS       10 YEARS
 Portfolio Managers' Composite              21.59%         -1.45%         8.47%
  Performance
  (incept. 01/01/96)/1/
 Russell 1000 (Reg. TM) Value Index/2/      30.03%          3.56%        10.76%
  (reflects no deduction for expenses
  or taxes)



1 For the period January 1, 1996 to December 31, 2003.
2 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 54 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Capital Growth Fund, Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Growth Fund and U.S. Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



ROBERT J. COSTOMIRIS, CFA   Mr. Costomiris is responsible for managing the U.S. Value Fund, which he has managed
U.S. Value Fund             since 2001. Mr. Costomiris joined Wells Capital Management in 2005 as a value portfolio manager. Prior to joining Wells Capital Management, Mr. Costomiris was a portfolio manager with Strong Capital Management, Inc. since 2001. Education: B.S.,
                            Chemical Engineering, University of Pennsylvania; M.B.A., Finance and Accounting,
                            University of Chicago Graduate School of Business.
GREGORY T. GENUNG, CFA      Mr. Genung is responsible for managing the Equity Index Fund, which he has managed
Equity Index Fund           since 2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of
                            Minnesota, Duluth.
MICHAEL HARRIS, CFA         Mr. Harris is jointly responsible for managing the Capital Growth Fund, the Endeavor
Capital Growth Fund         Large Cap Fund and the Endeavor Select Fund, which he has managed since 2006. Mr.
Endeavor Large Cap Fund     Harris joined Wells Capital Management in 2005 serving as a portfolio manager for
Endeavor Select Fund        certain portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital Management, Mr. Harris was a research analyst with Strong Capital Management, Inc. since 2000. Education: B.S.,
                            Business Administration with a major in Finance, Southeast Missouri State University;
                            M.B.A., Finance, Indiana University.
BRANDON M. NELSON, CFA      Mr. Nelson is jointly responsible for managing the Growth Fund, which he has
Growth Fund                 managed since 2005. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                            1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                            Business Administration; M.S., Finance, University of Wisconsin, Madison.
THOMAS C. OGNAR, CFA        Mr. Ognar is jointly responsible for managing the Growth Fund, which he has managed
Growth Fund                 since 2002. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager.
                            Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with
                            Strong Capital Management, Inc. since May 2002 and managed separate and institutional accounts since 2001. Mr. Ognar joined Strong Capital Management, Inc. in
                            1998, and served as a senior equity research analyst from 1998 to 2002. Education: B.S.,
                            Finance, Miami University; M.S., Finance, University of Wisconsin, Madison.
BRUCE C. OLSON, CFA         Mr. Olson is jointly responsible for managing the Growth Fund, which he has managed
Growth Fund                 since 2005. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager.
                            Prior to joining Wells Capital Management, he was a portfolio manager with Strong
                            Capital Management, Inc. and managed separate and institutional accounts since
                            January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994. Education:
                            B.A., Finance and History, Gustavus Adolphus College.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 55

THOMAS J. PENCE, CFA      Mr. Pence is jointly responsible for managing the Capital Growth Fund, which he has
Capital Growth Fund       managed since 2004, the Endeavor Large Cap Fund, which he has managed since 2001
Endeavor Large Cap Fund   and the Endeavor Select Fund, which he has managed since 2000. Mr. Pence joined
Endeavor Select Fund      Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital
                          Management, he was a portfolio manager at Strong Capital Management, Inc. since
                          October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance, University of
                          Notre Dame.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund, except the Equity Index Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 56 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.


Not all Funds offer all three classes. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions, exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus), and in connection with the proposed reorganization of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND into the Growth and Income Fund, subject to the limitations described in this prospectus. Class B and Class C shares of the Growth and Income Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class B and Class C shares, respectively, of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND as a result of the proposed reorganization of such fund into the Growth and Income Fund. Currently, Class B and Class C shares of the Growth and Income Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which is expected to occur on July 18, 2008. Thereafter, Class C shares of the Growth and Income Fund will be available for investment to any other investors.



                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
-------------------------
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
-------------------------                                                                     ------------------------------
                          redemptions made within           of the 7th year.
                                                            ---------------------------------
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
                          ----------------------------------
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
------------------------- ---------------------------------- --------------------------------- -----------------------------
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
------------------------- ---------------------------------- --------------------------------- -----------------------------
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
-------------------------                                   --------------------------------- ------------------------------
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.
                                                            --------------------------------- ------------------------------



1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the proposed reorganization of the Large Company Core Fund into the Growth and Income Fund, subject to the limitations described in this prospectus. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

                                                    A CHOICE OF SHARE CLASSES 57

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%


1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy) and in connection with the proposed reorganization of the Large Company Core Fund into the Growth and Income Fund, subject to the limitations described in this prospectus. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



                                        CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

 58 A CHOICE OF SHARE CLASSES

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
 REDEMPTION WITHIN                         1 YEAR    2 YEARS    3 YEARS    4 YEARS
 CDSC                                      5.00%     4.00%      4.00%      3.00%

 REDEMPTION WITHIN                         5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                                      2.00%      1.00%      0.00%      0.00%      A shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for eight years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 59

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

 60 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts                        X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 61

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.


o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999, for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are


 62 REDUCTIONS AND WAIVERS OF SALES CHARGES as follows:



 FUND                              CLASS B          CLASS C
 Capital Growth Fund                N/A             0.75%
 Endeavor Large Cap Fund           0.75%            0.75%
 Endeavor Select Fund              0.75%            0.75%
 Equity Index Fund                 0.75%             N/A
 Growth Fund                        N/A             0.75%
 Growth and Income Fund            0.75%            0.75%
 Large Company Core Fund           0.75%            0.75%
 Large Company Value Fund           N/A             0.75%
 U.S. Value Fund                   0.75%            0.75%
 Value Fund                        0.75%            0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 63

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 64 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 65

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

NOTE: The Value Fund's Class A, Class B and Class C shares are closed to new investors; therefore, you cannot open an account in this Fund.

 66 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
--------------------------------- -------------------------------------------------- -------------------------------------
 BUYING SHARES                     OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                o To buy additional shares or buy
---------------------------------
                                  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                  Advantage Fund account with your bank              www.wellsfargo.com/
                                  information on file. If you do not currently       advantagefunds.
                                  have an account, refer to the section on           o Subsequent online purchases
                                  buying shares by mail or wire.                     have a minimum of $100 and a
                                  --------------------------------------------------
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------


                                                            HOW TO BUY SHARES 67

 BUYING SHARES              OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 68 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 69

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES OR REDEMPTION FEES.Your redemption proceeds are net of any CDSC fees and/or redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 70 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the Value Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 365 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

o  shares that were purchased with reinvested distributions;

o in order to meet scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

o  redemptions initiated by a Fund;

o  conversion of shares from one share class to another in the same Fund;

o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

o  taking out a distribution or loan from a defined contribution plan;

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

o  due to participation in the Systematic Withdrawal Plan;

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFESTAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management;

o  transactions by Section 529 college savings plan accounts; and

                                                           HOW TO SELL SHARES 71

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose its own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 72 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o The Value Fund imposes a 1.00% redemption fee on shares that are exchanged within 365 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it


                                                       HOW TO EXCHANGE SHARES 73
determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 74 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 75

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 76 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds, except the Growth and Income Fund, Large Company Value Fund, and U.S. Value Fund, make distributions of any net investment income and any realized net capital gains annually. The Growth and Income Fund, Large Company Value Fund, and U.S. Value Fund make distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 77

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by your Portfolio from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 78 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Investor Class shares of the Capital Growth Fund, Growth and Income Fund and the Large Company Value Fund.


                                                         FINANCIAL HIGHLIGHTS 79

CAPITAL GROWTH FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 3, 1997
For a share outstanding throughout each period

                                     JULY 31,           JULY 31,           JULY 31,
 FOR THE PERIOD ENDED:                2007               2006              2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $15.81             $16.52             $15.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.10)/3/          (0.11)/3/          (0.06)/3/
  Net realized and
   unrealized gain (loss)
   on investments                        3.03              (0.12)              0.89
                                      ----------         ----------         ----------
  Total from investment
   operations                            2.93              (0.23)              0.83
                                      ----------         ----------         ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00               0.00               0.00
  Distributions from net
   realized gain                        (0.10)             (0.48)             (0.01)
                                      ----------         ----------         ----------
  Total distributions                   (0.10)             (0.48)             (0.01)
                                      ----------         ----------         ----------
 NET ASSET VALUE, END OF
PERIOD                                 $18.64             $15.81             $16.52
                                      ==========         ==========         ==========
 TOTAL RETURN/6/                        18.63%             (1.61)%             5.30%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $374,723           $236,878           $182,934
  Ratio of net investment
   income (loss) to
   average net assets                   (0.56)%            (0.64)%            (0.71)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/7/                           1.53%              1.55%              1.67%
  Waived fees and
   reimbursed
   expenses/7/                          (0.11)%            (0.13)%            (0.23)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/7/                       1.42%              1.42%              1.44%
  Portfolio turnover rate/8/              114%                89%                57%

                                  DEC. 31,      DEC. 31,         DEC. 31,        SEPT. 30,
 FOR THE PERIOD ENDED:              2004          2003           2002/2/           2002
 NET ASSET VALUE,
BEGINNING OF PERIOD                $13.36        $10.66            $10.25           $12.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                           (0.06)        (0.04)            (0.00)/4/         0.31
  Net realized and
   unrealized gain (loss)
   on investments                    2.40       2.75/5/              0.45            (1.93)
                                  -------      --------           ----------       -------
  Total from investment
   operations                        2.34          2.71              0.45            (1.62)
                                  -------      --------           ----------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 0.00         (0.01)            (0.04)           (0.27)
  Distributions from net
   realized gain                     0.00          0.00              0.00            (0.03)
                                  -------      --------           ----------       -------
  Total distributions                0.00         (0.01)            (0.04)           (0.30)
                                  -------      --------           ----------       -------
 NET ASSET VALUE, END OF
PERIOD                             $15.70        $13.36            $10.66           $10.25
                                  =======      ========           ==========       =======
 TOTAL RETURN/6/                    17.51%        25.41%             4.38%          (13.69)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                  $99,455       $70,748           $21,375          $18,221
  Ratio of net investment
   income (loss) to
   average net assets               (0.55)%       (0.45)%            0.25%            2.27%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/7/                       1.77%         1.75%             1.92%            1.67%
  Waived fees and
   reimbursed
   expenses/7/                      (0.33)%       (0.29)%           (0.62)%          (0.17)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/7/                   1.44%         1.46%             1.30%            1.50%
  Portfolio turnover rate/8/          239%          229%               72%             311%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 In 2002, the Fund changed its fiscal year-end from September 30 to December
  31.
3 Calculated based upon the average shares outstanding.
4 Amount calculated is less than $0.005.
5 Includes $0.01 in redemption fees.
6 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
7 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 80 FINANCIAL HIGHLIGHTS

ENDEAVOR LARGE CAP FUND
CLASS A SHARES-COMMENCED ON SEPTEMBER 28, 2001
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,            JULY 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                    2007                2006              2005/1/            2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.20              $12.26              $11.63          $10.08              $7.55
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/2/           (0.06)/2/           (0.05)/2/       (0.10)             (0.07)/2/
  Net realized and unrealized
   gain (loss) on investments                1.93               (0.03)               0.68            1.65               2.60
                                         -----------         -----------         -----------     --------            ----------
  Total from investment
   operations                                1.88               (0.09)               0.63            1.55               2.53
                                         -----------         -----------         -----------     --------            ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00            0.00               0.00
  Distributions from net
   realized gain                            (0.26)              (1.97)               0.00            0.00               0.00
                                         -----------         -----------         -----------     --------            ----------
  Total distributions                       (0.26)              (1.97)               0.00            0.00               0.00
                                         -----------         -----------         -----------     --------            ----------
 NET ASSET VALUE, END OF PERIOD            $11.82              $10.20              $12.26          $11.63             $10.08
                                         ===========         ===========         ===========     ========           ===========
 TOTAL RETURN/3/                            18.63%              (1.83)%              5.42%          15.38%             33.51%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $42,851             $38,019             $48,963         $42,959            $36,601
  Ratio of net investment
   income (loss) to average
   net assets                               (0.44)%             (0.51)%             (0.73)%         (0.93)%            (0.86)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               1.59%               1.60%               1.62%           1.69%              1.69%
  Waived fees and reimbursed
   expenses/4/                              (0.34)%             (0.35)%             (0.19)%         (0.04)%            (0.08)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      1.25%               1.25%               1.43%           1.65%              1.61%
  Portfolio turnover rate/5/                  109%                111%                 61%            168%               234%

                                         DEC. 31,
 FOR THE PERIOD ENDED:                    2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.59
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)              (0.10)/2/
  Net realized and unrealized
   gain (loss) on investments               (2.94)
                                         -----------
  Total from investment
   operations                               (3.04)
                                         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00
  Distributions from net
   realized gain                             0.00
                                         -----------
  Total distributions                        0.00
                                         -----------
 NET ASSET VALUE, END OF PERIOD             $7.55
                                         ===========
 TOTAL RETURN/3/                           (28.71)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $28,291
  Ratio of net investment
   income (loss) to average
   net assets                               (1.18)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.03%
  Waived fees and reimbursed
   expenses/4/                              (0.05)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      1.98%
  Portfolio turnover rate/5/                  420%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 81

ENDEAVOR LARGE CAP FUND
CLASS B SHARES-COMMENCED ON SEPTEMBER 28, 2001
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,            JULY 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                    2007                2006              2005/1/            2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.84              $11.98              $11.41            $9.97             $7.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.13)/2/           (0.14)/2/           (0.10)/2/        (0.17)            (0.12)/2/
  Net realized and unrealized
   gain (loss) on investments                1.86               (0.03)               0.67             1.61              2.58
                                          ----------         -----------         -----------       -------           ----------
  Total from investment
   operations                                1.73               (0.17)               0.57             1.44              2.46
                                          ----------         -----------         -----------       -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00             0.00              0.00
  Distributions from net
   realized gain                            (0.26)              (1.97)               0.00             0.00              0.00
                                          ----------         -----------         -----------       -------           ----------
  Total distributions                       (0.26)              (1.97)               0.00             0.00              0.00
                                          ----------         -----------         -----------       -------           ----------
 NET ASSET VALUE, END OF PERIOD            $11.31               $9.84              $11.98           $11.41             $9.97
                                         ===========         ===========         ===========      ========           ==========
 TOTAL RETURN/3/                            17.77%              (2.60)%              5.00%           14.44%            32.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,935              $2,938              $1,330             $950              $719
  Ratio of net investment
   income (loss) to average
   net assets                               (1.19)%             (1.28)%             (1.53)%          (1.69)%           (1.34)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.34%               2.36%               2.41%            2.46%             2.47%
  Waived fees and reimbursed
   expenses/4/                              (0.34)%             (0.36)%             (0.20)%          (0.04)%           (0.42)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.00%               2.00%               2.21%            2.42%             2.05%
  Portfolio turnover rate/5/                  109%                111%                 61%             168%              234%

                                         DEC. 31,
 FOR THE PERIOD ENDED:                    2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.57
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)              (0.12)/2/
  Net realized and unrealized
   gain (loss) on investments               (2.94)
                                         -----------
  Total from investment
   operations                               (3.06)
                                         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00
  Distributions from net
   realized gain                             0.00
                                         -----------
  Total distributions                        0.00
                                         -----------
 NET ASSET VALUE, END OF PERIOD             $7.51
                                         ===========
 TOTAL RETURN/3/                           (28.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $323
  Ratio of net investment
   income (loss) to average
   net assets                               (1.38)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               4.69%
  Waived fees and reimbursed
   expenses/4/                              (2.45)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.24%
  Portfolio turnover rate/5/                  420%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 82 FINANCIAL HIGHLIGHTS

ENDEAVOR LARGE CAP FUND
CLASS C SHARES-COMMENCED ON SEPTEMBER 28, 2001
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,            JULY 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                    2007                2006              2005/1/            2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.83              $11.98              $11.41            $9.97             $7.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.13)/2/           (0.14)/2/           (0.10)/2/        (0.18)            (0.12)/2/
  Net realized and unrealized
   gain on investments                       1.87               (0.04)               0.67             1.62              2.58
                                          ----------         -----------         -----------       -------           ----------
  Total from investment
   operations                                1.74               (0.18)               0.57             1.44              2.46
                                          ----------         -----------         -----------       -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00             0.00              0.00
  Distributions from net
   realized gain                            (0.26)              (1.97)               0.00             0.00              0.00
                                          ----------         -----------         -----------       -------           ----------
  Total distributions                       (0.26)              (1.97)               0.00             0.00              0.00
                                          ----------         -----------         -----------       -------           ----------
 NET ASSET VALUE, END OF PERIOD            $11.31               $9.83              $11.98           $11.41             $9.97
                                         ===========         ===========         ===========      ========           ==========
 TOTAL RETURN/3/                            17.89%              (2.70)%              5.00%           14.44%            32.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,229              $1,284                $362             $474              $430
  Ratio of net investment
   income (loss) to average
   net assets                               (1.17)%             (1.29)%             (1.57)%          (1.72)%           (1.39)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.34%               2.36%               2.59%            2.56%             2.57%
  Waived fees and reimbursed
   expenses/4/                              (0.34)%             (0.36)%             (0.36)%          (0.11)%           (0.45)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.00%               2.00%               2.23%            2.45%             2.12%
  Portfolio turnover rate/5/                  109%                111%                 61%             168%              234%

                                         DEC. 31,
 FOR THE PERIOD ENDED:                    2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $10.57
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)              (0.13)/2/
  Net realized and unrealized
   gain on investments                      (2.93)
                                         -----------
  Total from investment
   operations                               (3.06)
                                         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00
  Distributions from net
   realized gain                             0.00
                                         -----------
  Total distributions                        0.00
                                         -----------
 NET ASSET VALUE, END OF PERIOD             $7.51
                                         ===========
 TOTAL RETURN/3/                           (28.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $194
  Ratio of net investment
   income (loss) to average
   net assets                               (1.51)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               4.18%
  Waived fees and reimbursed
   expenses/4/                              (1.85)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.33%
  Portfolio turnover rate/5/                  420%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 83

ENDEAVOR SELECT FUND
CLASS A SHARES-COMMENCED ON DECEMBER 29, 2000
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.35               $9.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.04)/2/           (0.05)/2/
  Net realized and unrealized
   gain (loss) on investments                1.54                0.02
                                          ----------          ----------
  Total from investment
   operations                                1.50               (0.03)
                                          ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                          0.00/3/               (0.09)
                                        ------------          ----------
  Total distributions                        0.00               (0.09)
                                        ------------          ----------
 NET ASSET VALUE, END OF PERIOD            $10.85               $9.35
                                        ============          ==========
 TOTAL RETURN/4/                            16.05%              (0.33)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $162,421            $148,765
  Ratio of net investment
   income (loss) to average
   net assets                               (0.40)%             (0.53)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               1.36%               1.40%
  Waived fees and reimbursed
   expenses/5/                              (0.11)%             (0.15)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      1.25%               1.25%
  Portfolio turnover rate/6/                   91%                 84%

                                         JULY 31,            DEC. 31,            DEC. 31,            DEC. 31,
 FOR THE PERIOD ENDED:                  2005/1/               2004                2003                2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $9.16               $8.36               $6.10               $7.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.04)/2/           (0.09)/2/           (0.07)/2/           (0.07)/2/
  Net realized and unrealized
   gain (loss) on investments                0.56                1.47                2.33               (1.81)
                                          ----------          ----------          ----------          ----------
  Total from investment
   operations                                0.52                1.38                2.26               (1.88)
                                          ----------          ----------          ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00                0.00
  Distributions from net
   realized gain                            (0.21)              (0.58)               0.00               (0.01)
                                          ----------          ----------          ----------          ----------
  Total distributions                       (0.21)              (0.58)               0.00               (0.01)
                                          ----------          ----------          ----------          ----------
 NET ASSET VALUE, END OF PERIOD             $9.47               $9.16               $8.36               $6.10
                                          ==========          ==========          ==========          ==========
 TOTAL RETURN/4/                             5.93%              16.80%              37.05%             (23.52)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $50,932             $94,805             $81,190             $55,762
  Ratio of net investment
   income (loss) to average
   net assets                               (0.73)%             (1.05)%             (1.01)%             (1.08)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               1.53%               1.61%               1.61%               1.60%
  Waived fees and reimbursed
   expenses/5/                              (0.14)%             (0.04)%             (0.03)%             (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      1.39%               1.57%               1.58%               1.59%
  Portfolio turnover rate/6/                   54%                169%                244%                437%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.
4 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 84 FINANCIAL HIGHLIGHTS

ENDEAVOR SELECT FUND
CLASS B SHARES-COMMENCED ON DECEMBER 29, 2000
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.94               $9.12
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.11)/2/           (0.12)/2/
  Net realized and unrealized
   gain (loss) on investments                1.46                0.03
                                          ----------          ----------
  Total from investment
   operations                                1.35               (0.09)
                                          ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                          0.00/3/               (0.09)
                                        ------------          ----------
  Total distributions                        0.00               (0.09)
                                        ------------          ----------
 NET ASSET VALUE, END OF PERIOD            $10.29               $8.94
                                        ============          ==========
 TOTAL RETURN/4/                            15.11%              (1.01)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $10,596             $11,353
  Ratio of net investment
   income (loss) to average
   net assets                               (1.16)%             (1.28)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               2.11%               2.15%
  Waived fees and reimbursed
   expenses/5/                              (0.11)%             (0.15)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      2.00%               2.00%
  Portfolio turnover rate/6/                   91%                 84%

                                         JULY 31,            DEC. 31,            DEC. 31,            DEC. 31,
 FOR THE PERIOD ENDED:                  2005/1/               2004                2003                2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.87               $8.18               $6.02               $7.94
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.07)/2/           (0.15)/2/           (0.12)/2/           (0.12)/2/
  Net realized and unrealized
   gain (loss) on investments                0.53                1.42                2.28               (1.79)
                                          ----------          ----------          ----------          ----------
  Total from investment
   operations                                0.46                1.27                2.16               (1.91)
                                          ----------          ----------          ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00                0.00
  Distributions from net
   realized gain                            (0.21)              (0.58)               0.00               (0.01)
                                          ----------          ----------          ----------          ----------
  Total distributions                       (0.21)              (0.58)               0.00               (0.01)
                                          ----------          ----------          ----------          ----------
 NET ASSET VALUE, END OF PERIOD             $9.12               $8.87               $8.18               $6.02
                                          ==========          ==========          ==========          ==========
 TOTAL RETURN/4/                             5.44%              15.82%              35.88%             (24.04)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $4,403              $1,800                $622                $317
  Ratio of net investment
   income (loss) to average
   net assets                               (1.47)%             (1.72)%             (1.79)%             (1.85)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               2.28%               2.39%               2.40%               2.39%
  Waived fees and reimbursed
   expenses/5/                              (0.15)%             (0.04)%             (0.06)%             (0.03)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      2.13%               2.35%               2.34%               2.36%
  Portfolio turnover rate/6/                   54%                169%                244%                437%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.
4 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 85

ENDEAVOR SELECT FUND
CLASS C SHARES-COMMENCED ON DECEMBER 29, 2000
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.93               $9.11
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.11)/2/           (0.12)/2/
  Net realized and unrealized
   gain on investments                       1.46                0.03
                                          ----------          ----------
  Total from investment
   operations                                1.35               (0.09)
                                          ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                          0.00/3/               (0.09)
                                        ------------          ----------
  Total distributions                        0.00               (0.09)
                                        ------------          ----------
 NET ASSET VALUE, END OF PERIOD            $10.28               $8.93
                                        ============          ==========
 TOTAL RETURN/4/                            15.12%              (1.01)%
  Net assets, end of period
   (000s)                                  $9,805              $6,890
  Ratio of net investment
   income (loss) to average
   net assets                               (1.14)%             (1.30)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               2.11%               2.15%
  Waived fees and reimbursed
   expenses/5/                              (0.11)%             (0.15)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      2.00%               2.00%
  Portfolio turnover rate/6/                   91%                 84%

                                         JULY 31,            DEC. 31,            DEC. 31,            DEC. 31,
 FOR THE PERIOD ENDED:                  2005/1/               2004                2003                2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.87               $8.18               $6.02               $7.93
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)/2/           (0.16)/2/           (0.13)/2/           (0.12)/2/
  Net realized and unrealized
   gain on investments                       0.53                1.43                2.29               (1.78)
                                          ----------          ----------          ----------          ----------
  Total from investment
   operations                                0.45                1.27                2.16               (1.90)
                                          ----------          ----------          ----------          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00                0.00
  Distributions from net
   realized gain                            (0.21)              (0.58)               0.00               (0.01)
                                          ----------          ----------          ----------          ----------
  Total distributions                       (0.21)              (0.58)               0.00               (0.01)
                                          ----------          ----------          ----------          ----------
 NET ASSET VALUE, END OF PERIOD             $9.11               $8.87               $8.18               $6.02
                                          ==========          ==========          ==========          ==========
 TOTAL RETURN/4/                             5.33%              15.82%              35.88%             (23.95)%
  Net assets, end of period
   (000s)                                  $1,802              $1,080                $444                $231
  Ratio of net investment
   income (loss) to average
   net assets                               (1.52)%             (1.82)%             (1.83)%             (1.78)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               2.32%               2.41%               2.45%               2.32%
  Waived fees and reimbursed
   expenses/5/                              (0.14)%             (0.04)%             (0.07)%             (0.04)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      2.18%               2.37%               2.38%               2.28%
  Portfolio turnover rate/6/                   54%                169%                244%                437%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.
4 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 86 FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND
CLASS A SHARES-COMMENCED ON JANUARY 25, 1984
For a share outstanding throughout each period

                                      JULY 31,       JULY 31,        JULY 31,     SEPT. 30,     SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2007           2006          2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $48.91         $51.55          $48.51        $44.55        $38.09          $54.20
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.64           0.62            0.63          0.52          0.47            0.41
  Net realized and unrealized
   gain (loss) on investments           6.69           1.74            4.97          5.25          8.23           (9.85)
                                     -------        -------         -------       -------       -------         -------
  Total from investment
   operations                           7.33           2.36            5.60          5.77          8.70           (9.44)
                                     -------        -------         -------       -------       -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.63)         (0.60)          (0.67)        (0.50)        (0.51)          (0.43)
  Distributions from net
   realized gain                       (5.48)         (4.40)          (1.89)        (1.31)        (1.73)          (6.24)
                                     -------        -------         -------       -------       -------         -------
  Total distributions                  (6.11)         (5.00)          (2.56)        (1.81)        (2.24)          (6.67)
                                     -------        -------         -------       -------       -------         -------
 NET ASSET VALUE, END OF PERIOD       $50.13         $48.91          $51.55        $48.51        $44.55          $38.09
                                     =======        =======         =======       =======       =======         =======
 TOTAL RETURN/3/                       15.46%          4.78%          11.76%        13.13%        23.59%         (20.99)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $337,328       $329,449        $354,615      $341,142      $312,974       $271,640
  Ratio of net investment
   income (loss) to average
   net assets                           1.33%          1.30%           1.53%         1.09%         1.14%           0.86%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                          0.78%          0.77%           0.76%         0.82%         1.03%           0.99%
  Waived fees and reimbursed
   expenses/4/                         (0.16)%        (0.14)%         (0.12)%       (0.17)%       (0.36)%         (0.32)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                 0.62%          0.63%/2/        0.64%         0.65%         0.67%           0.67%
  Portfolio turnover rate/5/               4%             6%              3%            2%            2%              4%

1 In 2005, the Fund changed its fiscal year end from September 30 to July 31.
2 Effective December 1, 2005, the expense cap for Equity Index Fund - Class A changed from 0.64% to 0.62%. The blended expense cap as of July 31, 2006, is 0.63%.
3 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 87

EQUITY INDEX FUND
CLASS B SHARES-COMMENCED ON FEBRUARY 17, 1998
For a share outstanding throughout each period

                                      JULY 31,        JULY 31,        JULY 31,     SEPT. 30,     SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2007            2006          2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $48.84         $51.38           $48.22        $44.32        $37.80         $53.78
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.28           0.23             0.25          0.12          0.16           0.06
  Net realized and unrealized
   gain (loss) on investments            6.66           1.74             5.02          5.27          8.20          (9.84)
                                     --------       --------         --------      --------      --------       --------
  Total from investment
   operations                            6.94           1.97             5.27          5.39          8.36          (9.78)
                                     --------       --------         --------      --------      --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.22)         (0.14)           (0.23)        (0.18)        (0.12)         (0.02)
  Distributions from net
   realized gain                        (5.45)         (4.37)           (1.88)        (1.31)        (1.72)         (6.18)
                                     --------       --------         --------      --------      --------       --------
  Total distributions                   (5.67)         (4.51)           (2.11)        (1.49)        (1.84)         (6.20)
                                     --------       --------         --------      --------      --------       --------
 NET ASSET VALUE, END OF PERIOD        $50.11         $48.84           $51.38        $48.22        $44.32         $37.80
                                     ========       ========         ========      ========      ========       ========
 TOTAL RETURN/3/                        14.60%          3.98%           11.08%        12.26%        22.71%        (21.60)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $23,927        $31,345          $40,760       $51,644       $57,505        $50,635
  Ratio of net investment
   income (loss) to average
   net assets                            0.59%          0.55%            0.81%         0.34%         0.40%          0.11%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           1.53%          1.52%            1.51%         1.57%         1.88%          1.97%
  Waived fees and reimbursed
   expenses/4/                          (0.16)%        (0.14)%          (0.12)%       (0.17)%       (0.47)%        (0.56)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.37%          1.38%/2/         1.39%         1.40%         1.41%          1.41%
  Portfolio turnover rate/5/                4%             6%               3%            2%            2%             4%

1 In 2005, the Fund changed its fiscal year end from September 30 to July 31.
2 Effective December 1, 2005, the expense cap for Equity Index Fund - Class B changed from 1.39% to 1.37%. The blended expense cap as of July 31, 2006, is 1.38%.
3 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 88 FINANCIAL HIGHLIGHTS

GROWTH FUND
CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,            JULY 31,            DEC. 31,
 FOR THE PERIOD ENDED:                    2007                2006              2005/1/               2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $20.03              $19.57              $19.00              $17.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.31)/3/           (0.32)/3/           (0.14)/3/           (0.30)/3/
  Net realized and unrealized
   gain on investments                       5.90                0.78                0.71                2.27
                                         -----------         -----------         -----------         -----------
  Total from investment
   operations                                5.59                0.46                0.57                1.97
                                         -----------         -----------         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00                0.00                0.00
  Distributions from net
   realized gain                             0.00                0.00                0.00                0.00
                                         -----------         -----------         -----------         -----------
  Total distributions                        0.00                0.00                0.00                0.00
                                         -----------         -----------         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $25.62              $20.03              $19.57              $19.00
                                         ===========         ===========         ===========         ===========
 TOTAL RETURN/5/                            27.86%               2.35%               3.00%              11.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $325                $170                $146                $314
  Ratio of net investment
   income (loss) to average
   net assets                               (1.35)%             (1.52)%             (1.36)%             (1.74)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/6/                               2.09%               2.08%               1.94%               3.35%
  Waived fees and reimbursed
   expenses/6/                              (0.04)%             (0.03)%             (0.15)%             (0.93)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/6/                      2.05%               2.05%               1.79%               2.42%
  Portfolio turnover rate/7/                  117%                123%                 76%                 92%

                                         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                    2003             2002/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $13.21             $13.44
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)              (0.32)/3/      0.00/3,4/
  Net realized and unrealized
   gain on investments                       4.14              (0.23)
                                         -----------     -----------
  Total from investment
   operations                                3.82              (0.23)
                                         -----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00               0.00
  Distributions from net
   realized gain                             0.00               0.00
                                         -----------     -----------
  Total distributions                        0.00               0.00
                                         -----------     -----------
 NET ASSET VALUE, END OF PERIOD            $17.03             $13.21
                                         ===========     ===========
 TOTAL RETURN/5/                            28.92%             (1.71)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $512                $98
  Ratio of net investment
   income (loss) to average
   net assets                               (2.02)%             0.00%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/6/                               4.31%              2.34%
  Waived fees and reimbursed
   expenses/6/                              (1.84)%            (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/6/                      2.47%              2.33%
  Portfolio turnover rate/7/                  139%               249%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Amount calculated is less than $0.005.
5 Total returns calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 89

GROWTH AND INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 29, 1995
For a share outstanding throughout each period




                                      JULY 31,       JULY 31,         JULY 31,        DEC. 31,      DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006            2005/1/          2004          2003            2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $20.42          $20.82           $21.33         $19.68        $15.85          $20.28
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.08/2/         0.06/2/          0.04/2/           0.09       0.04/2/            0.02
  Net realized and unrealized
   gain (loss) on investments           4.79           (0.39)           (0.50)          1.66          3.83           (4.45)
                                    --------        --------         --------        -------      --------         ---------
  Total from investment
   operations                           4.87           (0.33)           (0.46)          1.75          3.87           (4.43)
                                    --------        --------         --------        -------      --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.10)          (0.07)           (0.05)         (0.10)        (0.04)          (0.00)/3/
  Distributions from net
   realized gain                        0.00            0.00             0.00           0.00          0.00            0.00
                                    --------        --------         --------        -------      --------         ----------
  Total distributions                  (0.10)          (0.07)           (0.05)         (0.10)        (0.04)          (0.00)/3/
                                    --------        --------         --------        -------      --------         ----------
 NET ASSET VALUE, END OF PERIOD       $25.19          $20.42           $20.82         $21.33        $19.68          $15.85
                                    ========        ========         ========        =======      ========         ==========
 TOTAL RETURN/4/                       23.86%          (1.58)%          (2.16)%         8.88%        24.44%         (21.83)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $268,534        $222,951         $312,828       $465,228      $633,211       $582,081
  Ratio of net investment
   income (loss) to average
   net assets                           0.32%           0.30%            0.33%          0.40%         0.25%           0.08%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          1.53%           1.52%            1.47%          1.40%         1.40%           1.43%
  Waived fees and reimbursed
   expenses/5/                         (0.22)%         (0.21)%          (0.14)%        (0.05)%       (0.02)%         (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                 1.31%           1.31%            1.33%          1.35%         1.38%           1.42%
  Portfolio turnover rate/6/              56%             16%              74%           136%          199%            188%



1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 90 FINANCIAL HIGHLIGHTS

LARGE COMPANY CORE FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 3, 1997
For a share outstanding throughout each period

                                  JULY 31,      JULY 31,         JULY 31,        DEC. 31,           DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:             2007           2006           2005/1/           2004              2003             2002/2/
 NET ASSET VALUE,
BEGINNING OF PERIOD                 $8.92         $9.30            $10.97         $10.81               $8.81             $8.24
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                         0.04/3/       0.03/3/              0.01          (0.01)              (0.00)/3,4/     0.01/3/
  Net realized and
   unrealized gain (loss)
   on investments                    2.15         (0.21)            (0.21)          1.12                2.02              0.57
                                 --------      --------           -------        -------              -----------    ---------
  Total from investment
   operations                        2.19         (0.18)            (0.20)          1.11                2.02              0.58
                                 --------      --------           -------        -------              -----------    ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.03)        (0.00)            (0.00)/4/       0.00               (0.01)            (0.01)
  Distributions from net
   realized gain                    (0.15)        (0.20)            (1.47)         (0.95)              (0.01)             0.00
                                 --------      --------           ----------     -------              -----------    ---------
  Total distributions               (0.18)        (0.20)            (1.47)         (0.95)              (0.02)            (0.01)
                                 --------      --------           ----------     -------              -----------    ---------
 NET ASSET VALUE, END OF
PERIOD                             $10.93         $8.92             $9.30         $10.97              $10.81             $8.81
                                 ========      ========           ==========     =======             ============    =========
 TOTAL RETURN/5/                    24.68%        (1.98)%           (1.56)%        10.69%              22.93%             6.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                  $13,708       $15,613           $40,167        $55,121             $67,463            $8,597
  Ratio of net investment
   income (loss) to
   average net assets                0.39%         0.33%             0.23%         (0.07)%             (0.04)%            0.01%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                       1.60%         1.51%             1.62%          1.61%               1.69              3.05%
  Waived fees and
   reimbursed
   expenses/6/                      (0.35)%       (0.26)%           (0.25)%        (0.16)%             (0.24)%           (1.55)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                   1.25%         1.25%             1.37%          1.45%               1.45%             1.50%
  Portfolio turnover rate/7/           33%           16%               75%           190%                148%               36%

                                   SEPT. 30,
 FOR THE PERIOD ENDED:               2002
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $9.65
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                               0.07
  Net realized and
   unrealized gain (loss)
   on investments                      (1.10)
                                     -------
  Total from investment
   operations                          (1.03)
                                     -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.05)
  Distributions from net
   realized gain                       (0.33)
                                     -------
  Total distributions                  (0.38)
                                     -------
 NET ASSET VALUE, END OF
PERIOD                                 $8.24
                                     =======
 TOTAL RETURN/5/                      (11.47)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                      $6,155
  Ratio of net investment
   income (loss) to
   average net assets                   0.82%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                          3.74%
  Waived fees and
   reimbursed
   expenses/6/                         (2.24)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                      1.50%
  Portfolio turnover rate/7/             190%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 In 2002, the Fund changed its fiscal year-end from September 30 to December
  31.
3 Calculated based upon average shares outstanding.
4 Amount calculated is less than $0.005.
5 Total returns calculated would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 91

LARGE COMPANY CORE FUND
CLASS B SHARES-COMMENCED ON SEPTEMBER 30, 2002
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,         JULY 31,       DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                    2007                2006            2005/1/         2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.59               $9.02           $10.73         $10.69             $8.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.04)/3/           (0.04)/3/        (0.03)         (0.09)            (0.10)/3/
  Net realized and unrealized
   gain (loss) on investments                2.06               (0.19)           (0.21)          1.08              2.01
                                          ----------          ----------      --------       --------           ----------
  Total from investment
   operations                                2.02               (0.23)           (0.24)          0.99              1.91
                                          ----------          ----------      --------       --------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00             0.00           0.00             (0.00)/4/
  Distributions from net
   realized gain                            (0.15)              (0.20)           (1.47)         (0.95)            (0.01)
                                          ----------          ----------      --------       --------           ----------
  Total distributions                       (0.15)              (0.20)           (1.47)         (0.95)            (0.01)
                                          ----------          ----------      --------       --------           ----------
 NET ASSET VALUE, END OF PERIOD            $10.46               $8.59            $9.02         $10.73            $10.69
                                         ===========          ==========      ========       ========          ===========
 TOTAL RETURN/5/                            23.57%              (2.60)%          (2.00)%         9.67%            21.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $4,134              $4,467           $8,169         $9,103            $7,559
  Ratio of net investment
   income (loss) to average
   net assets                               (0.36)%             (0.41)%          (0.61)%        (0.94)%           (0.99)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/6/                               2.35%               2.26%            2.38%          2.40%             2.47%
  Waived fees and reimbursed
   expenses/6/                              (0.35)%             (0.26)%          (0.16)%         0.00%            (0.07)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/6/                      2.00%               2.00%            2.22%          2.40%             2.40%
  Portfolio turnover rate/7/                   33%                 16%              75%           190%              148%

                                         DEC. 31,
 FOR THE PERIOD ENDED:                  2002/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.21
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)              (0.02)/3/
  Net realized and unrealized
   gain (loss) on investments                0.60
                                          ----------
  Total from investment
   operations                                0.58
                                          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00
  Distributions from net
   realized gain                             0.00
                                          ----------
  Total distributions                        0.00
                                          ----------
 NET ASSET VALUE, END OF PERIOD             $8.79
                                          ==========
 TOTAL RETURN/5/                             7.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $490
  Ratio of net investment
   income (loss) to average
   net assets                               (0.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/6/                               4.23%
  Waived fees and reimbursed
   expenses/6/                              (1.73)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/6/                      2.50%
  Portfolio turnover rate/7/                   36%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Amount calculated is less than $0.005.
5 Total returns calculated would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 92 FINANCIAL HIGHLIGHTS

LARGE COMPANY CORE FUND
CLASS C SHARES-COMMENCED ON SEPTEMBER 30, 2002
For a share outstanding throughout each period

                                         JULY 31,            JULY 31,         JULY 31,       DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                    2007                2006            2005/1/         2004              2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.58               $9.01           $10.72         $10.69             $8.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.04)/3/           (0.04)/3/        (0.07)         (0.11)            (0.10)/3/
  Net realized and unrealized
   gain on investments                       2.06               (0.19)           (0.17)          1.09              2.01
                                          ----------          ----------      --------       --------           ----------
  Total from investment
   operations                                2.02               (0.23)           (0.24)          0.98              1.91
                                          ----------          ----------      --------       --------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00             0.00           0.00              0.00
  Distributions from net
   realized gain                            (0.15)              (0.20)           (1.47)         (0.95)            (0.01)
                                          ----------          ----------      --------       --------           ----------
  Total distributions                       (0.15)              (0.20)           (1.47)         (0.95)            (0.01)
                                          ----------          ----------      --------       --------           ----------
 NET ASSET VALUE, END OF PERIOD            $10.45               $8.58            $9.01         $10.72            $10.69
                                         ===========          ==========      ========       ========          ===========
 TOTAL RETURN/5/                            23.60%              (2.60)%          (2.01)%         9.57%            21.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,544              $2,873           $5,204         $7,457            $6,312
  Ratio of net investment
   income (loss) to average
   net assets                               (0.35)%             (0.42)%          (0.65)%        (1.01)%           (1.02)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/6/                               2.35%               2.26%            2.38%          2.52%             2.53%
  Waived fees and reimbursed
   expenses/6/                              (0.35)%             (0.26)%          (0.14)%        (0.11)%           (0.12)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/6/                      2.00%               2.00%            2.24%          2.41%             2.41%
  Portfolio turnover rate/7/                   33%                 16%              75%           190%              148%

                                         DEC. 31,
 FOR THE PERIOD ENDED:                  2002/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $8.21
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)              (0.02)/3/
  Net realized and unrealized
   gain on investments                       0.60
                                          ----------
  Total from investment
   operations                                0.58
                                          ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.00)/4/
  Distributions from net
   realized gain                             0.00
                                          ----------
  Total distributions                       (0.00)/4/
                                          ----------
 NET ASSET VALUE, END OF PERIOD             $8.79
                                          ==========
 TOTAL RETURN/5/                             7.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $484
  Ratio of net investment
   income (loss) to average
   net assets                               (0.20)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/6/                               4.20%
  Waived fees and reimbursed
   expenses/6/                              (1.70)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/6/                      2.50%
  Portfolio turnover rate/7/                   36%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Amount calculated is less than $0.005.
5 Total returns calculated would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 93

LARGE COMPANY VALUE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 1, 1993
For a share outstanding throughout each period




                                      JULY 31,      JULY 31,      JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003          2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.99        $16.74        $16.38        $14.57         $11.85        $15.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.29/2/          0.27          0.10          0.22           0.16          0.15
  Net realized and unrealized
   gain (loss) on investments           1.56          1.00          1.00          1.81           2.72         (3.09)
                                    --------       -------       -------       -------        -------       --------
  Total from investment
   operations                           1.85          1.27          1.10          2.03           2.88         (2.94)
                                    --------       -------       -------       -------        -------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.31)        (0.24)        (0.09)        (0.22)         (0.16)        (0.15)
  Distributions from net
   realized gain                       (1.18)        (0.78)        (0.65)         0.00           0.00         (0.25)
                                    --------       -------       -------       -------        -------       --------
  Total distributions                  (1.49)        (1.02)        (0.74)        (0.22)         (0.16)        (0.40)
                                    --------       -------       -------       -------        -------       --------
 NET ASSET VALUE, END OF PERIOD       $17.35        $16.99        $16.74        $16.38         $14.57        $11.85
                                    ========       =======       =======       =======        =======       ========
 TOTAL RETURN/3/                       11.04%         7.93%         6.85%        14.04%         24.50%       (19.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $196,291      $191,792      $223,800      $122,747      $140,758      $151,165
  Ratio of net investment
   income (loss) to average
   net assets                           1.62%         1.57%         1.06%         1.40%          1.24%         1.05%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                          1.51%         1.50%         1.52%         1.40%          1.40%         1.40%
  Waived fees and reimbursed
   expenses/4/                         (0.14)%       (0.13)%       (0.13)%       (0.04)%         0.00%         0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                 1.37%         1.37%         1.39%         1.36%          1.40%         1.40%
  Portfolio turnover rate/5/              18%            8%           26%           49%            92%          114%



1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 94 FINANCIAL HIGHLIGHTS

U.S. VALUE FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                      JULY 31,       JULY 31,       JULY 31,       DEC. 31,       DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006          2005/1/         2004           2003            2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $17.09         $18.64         $18.55         $17.65         $13.66          $17.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.19/2/        0.18/2/        0.07/2/           0.20           0.14         0.12/2/
  Net realized and unrealized
   gain (loss) on investments            2.19           0.71           0.36           2.22           4.00           (2.77)
                                    ---------      ---------      ---------       --------       --------       ---------
  Total from investment
   operations                            2.38           0.89           0.43           2.42           4.14           (2.65)
                                    ---------      ---------      ---------       --------       --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.21)         (0.19)         (0.05)         (0.18)         (0.15)          (0.16)
  Distributions from net
   realized gain                        (0.52)         (2.25)         (0.29)         (1.34)          0.00           (1.36)
                                    ---------      ---------      ---------       --------       --------       ---------
  Total distributions                   (0.73)         (2.44)         (0.34)         (1.52)         (0.15)          (1.52)
                                    ---------      ---------      ---------       --------       --------       ---------
 NET ASSET VALUE, END OF PERIOD        $18.74         $17.09         $18.64         $18.55         $17.65          $13.66
                                    =========      =========      =========       ========       ========       =========
 TOTAL RETURN/3/                        14.04%          5.49%          2.38%         14.08%         30.48%         (16.34)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $2,893         $2,741         $5,250         $5,264         $4,752          $2,524
  Ratio of net investment
   income (loss) to average
   net assets                            1.04%          1.02%          0.67%          1.14%          0.99%           0.93%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           1.38%          1.37%          1.39%          1.41%          1.40%           1.30%
  Waived fees and reimbursed
   expenses/4/                          (0.13)%        (0.12)%        (0.09)%        (0.06)%        (0.02)%         (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.25%          1.25%          1.30%          1.35%          1.38%           1.28%
  Portfolio turnover rate/5/               17%            43%            14%            47%            53%             90%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 95

U.S. VALUE FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                      JULY 31,       JULY 31,          JULY 31,         DEC. 31,       DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006            2005/1/            2004           2003            2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $17.02         $18.57            $18.52           $17.64         $13.67          $17.81
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.05/2/        0.05/2/             (0.01)/2/         0.07           0.03         0.02/2/
  Net realized and unrealized
   gain (loss) on investments            2.17           0.71              0.36             2.21           3.98           (2.78)
                                    ---------      ---------          -----------      --------       --------       ---------
  Total from investment
   operations                            2.22           0.76              0.35             2.28           4.01           (2.76)
                                    ---------      ---------          -----------      --------       --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.07)         (0.06)            (0.01)           (0.06)         (0.04)          (0.02)
  Distributions from net
   realized gain                        (0.52)         (2.25)            (0.29)           (1.34)          0.00           (1.36)
                                    ---------      ---------          -----------      --------       --------       ---------
  Total distributions                   (0.59)         (2.31)            (0.30)           (1.40)         (0.04)          (1.38)
                                    ---------      ---------          -----------      --------       --------       ---------
 NET ASSET VALUE, END OF PERIOD        $18.65         $17.02            $18.57           $18.52         $17.64          $13.67
                                    =========      =========          ===========      ========       ========       =========
 TOTAL RETURN/3/                        13.13%          4.72%             1.95%           13.20%         29.37%         (17.01)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $4,035         $4,439            $6,368           $6,369         $4,958          $3,124
  Ratio of net investment
   income (loss) to average
   net assets                            0.30%          0.30%            (0.10)%           0.39%          0.21%           0.11%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           2.13%          2.12%             2.16%            2.15%          2.17%           2.15%
  Waived fees and reimbursed
   expenses/4/                          (0.13)%        (0.12)%           (0.08)%          (0.05)%        (0.02)%         (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  2.00%          2.00%             2.08%            2.10%          2.15%           2.13%
  Portfolio turnover rate/5/               17%            43%               14%              47%            53%             90%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 96 FINANCIAL HIGHLIGHTS

U.S. VALUE FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                      JULY 31,       JULY 31,          JULY 31,         DEC. 31,       DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006            2005/1/            2004           2003            2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $16.94         $18.50            $18.44           $17.56         $13.61          $17.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.06/2/        0.05/2/             (0.01)/2/         0.06           0.03         0.02/2/
  Net realized and unrealized
   gain on investments                   2.16           0.70              0.36             2.20           3.97           (2.78)
                                    ---------      ---------          -----------      --------       --------       ---------
  Total from investment
   operations                            2.22           0.75              0.35             2.26           4.00           (2.76)
                                    ---------      ---------          -----------      --------       --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.07)         (0.06)            (0.00)/3/        (0.04)         (0.05)          (0.09)
  Distributions from net
   realized gain                        (0.52)         (2.25)            (0.29)           (1.34)          0.00           (1.36)
                                    ---------      ---------          -----------      --------       --------       ---------
  Total distributions                   (0.59)         (2.31)            (0.29)           (1.38)         (0.05)          (1.45)
                                    ---------      ---------          -----------      --------       --------       ---------
 NET ASSET VALUE, END OF PERIOD        $18.57         $16.94            $18.50           $18.44         $17.56          $13.61
                                    =========      =========          ===========      ========       ========       =========
 TOTAL RETURN/4/                        13.19%          4.68%             1.95%           13.15%         29.42%         (17.05)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $1,827         $2,118            $3,165           $4,294         $4,230          $1,426
  Ratio of net investment
   income (loss) to average
   net assets                            0.30%          0.30%            (0.12)%           0.31%          0.18%           0.15%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                           2.13%          2.12%             2.18%            2.23%          2.24%           2.16%
  Waived fees and reimbursed
   expenses/5/                          (0.13)%        (0.12)%           (0.08)%          (0.06)%        (0.04)%         (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                  2.00%          2.00%             2.10%            2.17%          2.20%           2.15%
  Portfolio turnover rate/6/               17%            43%               14%              47%            53%             90%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.
4 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 97

VALUE FUND
CLASS A SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                               JULY 31,          JULY 31,         JULY 31,         OCT. 31,
 FOR THE PERIOD ENDED:                          2007            2006/1/           2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $19.10           $18.90            $17.73           $17.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.19/3/             0.20              0.09             0.01
  Net realized and unrealized gain
(loss)
   on investments                                  2.76             0.67           1.49/4/             0.66
                                             ----------        ---------        ----------        ---------
  Total from investment operations                 2.95             0.87              1.58             0.67
                                             ----------        ---------        ----------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.21)           (0.12)            (0.08)            0.00
  Distributions from net realized gain            (1.33)           (0.55)            (0.33)            0.00
                                             ----------        ---------        ----------        ---------
  Total from distributions                        (1.54)           (0.67)            (0.41)            0.00
                                             ----------        ---------        ----------        ---------
 NET ASSET VALUE, END OF PERIOD                  $20.51           $19.10            $18.90           $17.73
                                             ==========        =========        ==========        =========
 TOTAL RETURN/5/                                  15.54%            4.77%             9.00%            3.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $3,939           $3,487            $4,057           $1,438
  Ratio of net investment income (loss)
to
   average net assets                              0.90%            1.01%             0.66%            0.34%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/6/                                     1.75%            2.04%             1.65%            2.03%
  Waived fees and reimbursed expenses/6/          (0.55)%          (0.84)%           (0.45)%          (0.83)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/6/               1.20%            1.20%             1.20%            1.20%
  Portfolio turnover rate/7/                         24%              33%               32%              25%

1 In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Includes redemption fee of $0.02.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 98 FINANCIAL HIGHLIGHTS

VALUE FUND
CLASS B SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                               JULY 31,          JULY 31,         JULY 31,          OCT. 31,
 FOR THE PERIOD ENDED:                          2007            2006/1/           2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.91           $18.73            $17.65           $17.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.03/3/             0.06              0.01            (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                  2.73             0.67           1.45/4/             0.60
                                             ----------        ---------        ----------        ---------
  Total from investment operations                 2.76             0.73              1.46             0.59
                                             ----------        ---------        ----------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.06)            0.00             (0.05)            0.00
  Distributions from net realized gain            (1.33)           (0.55)            (0.33)            0.00
                                             ----------        ---------        ----------        ---------
  Total from distributions                        (1.39)           (0.55)            (0.38)            0.00
                                             ----------        ---------        ----------        ---------
 NET ASSET VALUE, END OF PERIOD                  $20.28           $18.91            $18.73           $17.65
                                             ==========        =========        ==========        =========
 TOTAL RETURN/5/                                  14.62%            4.03%             8.37%            3.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $1,002           $1,126            $1,306             $395
  Ratio of net investment income (loss)
to
   average net assets                              0.17%            0.28%            (0.10)%          (0.49)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/6/                                     2.51%            2.80%             2.40%            2.78%
  Waived fees and reimbursed expenses/6/          (0.56)%          (0.85)%           (0.45)%          (0.83)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/6/               1.95%            1.95%             1.95%            1.95%
  Portfolio turnover rate/7/                         24%              33%               32%              25%


1 In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Includes redemption fee of $0.01.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 99

VALUE FUND
CLASS C SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                               JULY 31,          JULY 31,         JULY 31,         OCT. 31,
 FOR THE PERIOD ENDED:                          2007            2006/1/           2005/1/          2004/2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.92           $18.75            $17.66           $17.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.03/3/             0.06              0.02             0.00
  Net realized and unrealized gain
(loss)
   on investments                                  2.74             0.66           1.45/4/             0.60
                                             ----------        ---------        ----------        ---------
  Total from investment operations                 2.77             0.72              1.47             0.60
                                             ----------        ---------        ----------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.05)            0.00             (0.05)            0.00
  Distributions from net realized gain            (1.33)           (0.55)            (0.33)            0.00
                                             ----------        ---------        ----------        ---------
  Total from distributions                        (1.38)           (0.55)            (0.38)            0.00
                                             ----------        ---------        ----------        ---------
 NET ASSET VALUE, END OF PERIOD                  $20.31           $18.92            $18.75           $17.66
                                             ==========        =========        ==========        =========
 TOTAL RETURN/5/                                  14.68%            3.97%             8.41%            3.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $463             $549              $691             $174
  Ratio of net investment income (loss)
to
   average net assets                              0.16%            0.29%            (0.13)%          (0.33)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/6/                                     2.51%            2.80%             2.39%            2.86%
  Waived fees and reimbursed expenses/6/          (0.56)%          (0.85)%           (0.44)%          (0.91)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/6/               1.95%            1.95%             1.95%            1.95%
  Portfolio turnover rate/7/                         24%              33%               32%              25%

1 In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Includes redemption fee of $0.01.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 100 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                               048LCR/P101 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  LARGE CAP STOCK FUNDS

Capital Growth Fund

Endeavor Select Fund

Growth Fund


Growth and Income Fund

Large Company Value Fund
(formerly named the Dividend Income Fund)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
Capital Growth Fund                         4
Endeavor Select Fund                        8
Growth Fund                                12
Growth and Income Fund                     16
Large Company Value Fund                   20
Description of Principal Investment        24
  Risks
Portfolio Holdings Information             27


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   28
About Wells Fargo Funds Trust              28
The Investment Adviser                     28
The Sub-Advisers and Portfolio Managers    28
Dormant Multi-Manager Arrangement          31


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares                        33
Compensation to Dealers and Shareholder    34
   Servicing Agents
How to Buy Shares                          35
How to Sell Shares                         37
How to Exchange Shares                     39
Account Policies                           41


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   43
Taxes                           43
Financial Highlights            44
For More Information    Back Cover



Throughout this prospectus, the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/
                  is referred to as the Endeavor Select Fund.


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
11/3/1997
INSTITUTIONAL CLASS
Ticker: WWCIX

INVESTMENT OBJECTIVE
The Capital Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CAPITAL GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                               AS OF 12/31 EACH YEAR
 1998        1999       2000        2001         2002        2003        2004        2005       2006       2007
14.83%      52.14%      3.35%       -8.97%      -18.09%     25.79%      18.06%      10.13%      5.07%      18.77%


             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       29.98%
  Worst Quarter:      Q2    2002       -13.18%


          The Fund's year-to-date performance through December 31, 2007, was 18.77%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                  1 YEAR         5 YEARS         10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                           18.77%          15.34%          10.64%
  Returns After Taxes on                         17.35%          14.88%           9.51%
  Distributions/2/
  Returns After Taxes on                         12.84%          13.31%           8.76%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/          11.81%          12.11%           3.83%
  (reflects no deduction for expenses
  or taxes)



1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares of the Strong Large Company Growth Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to June 30, 2003, for the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 6 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/1/                              0.67%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.86%
  Fee Waivers                                     0.11%
  NET EXPENSES/3/                                 0.75%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through November 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $77
   3 Years                $264
   5 Years                $466
  10 Years              $1,052


                                                           CAPITAL GROWTH FUND 7

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/29/2000
INSTITUTIONAL CLASS
Ticker: WFCIX

INVESTMENT OBJECTIVE
The Endeavor Select Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of approximately 30 to 40 companies that we believe offer the potential for capital growth. We may also invest in equity securities of foreign issuers through ADRs and similar investments. We select equity securities of companies of any size. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Non-Diversification Risk
   o Regulatory Risk
   o Sector Emphasis Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          ENDEAVOR SELECT FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Select Fund was organized as the successor fund to the Strong Advisor Select Fund.

[GRAPHIC APPEARS HERE]


  CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                     AS OF 12/31 EACH YEAR
2001      2002      2003     2004     2005     2006     2007
-20.10%   -23.53%   37.05%   16.80%   10.55%   4.29%    17.48%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       13.49%
  Worst Quarter:      Q3    2001      -21.52%


          The Fund's year-to-date performance through December 31, 2007, was 17.48%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                       17.48%        16.74%             4.10%
  Returns After Taxes on                     17.29%        16.37%             3.85%
  Distributions/2/
  Returns After Taxes on                     11.56%        14.70%             3.48%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 1000 (Reg. TM) GROWTH INDEX/3/      11.81%        12.11%             0.23%
  (reflects no deduction for expenses
  or taxes)


1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Class A shares of the Strong Advisor Select Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. The Class A shares of the predecessor fund incepted on December 29, 2000. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those
  Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 10 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.67%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.19%
  Acquired Fund Fees and Expenses/3/             0.01%
  TOTAL ANNUAL FUND OPERATING                    0.87%
  EXPENSES/4/
  Fee Waivers                                    0.06%
  NET EXPENSES/4,5,6/                            0.81%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.80%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $83
   3 Years                $272
   5 Years                $476
  10 Years              $1,067

                                                         ENDEAVOR SELECT FUND 11

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
INSTITUTIONAL CLASS
Ticker: SGRNX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Sector Emphasis Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                  GROWTH FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


                  CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                    AS OF 12/31 EACH YEAR
1998     1999         2000     2001      2002      2003     2004     2005    2006     2007
26.98%   75.06% /2/   -8.89%   -33.84%   -24.73%   30.93%   13.26%   9.60%   8.44%    28.24%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       54.93%
  Worst Quarter:      Q1    2001      -27.35%


          The Fund's year-to-date performance through December 31, 2007, was 28.24%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                       28.24%        17.72%         8.59%
  Returns AfterTaxes on                      28.24%        17.72%         7.64%
  Distributions/3/
  Returns After Taxes on                     18.36%        15.68%         7.09%
Distributions and Sale of Fund
  Shares/3/
 RUSSELL 3000 (Reg. TM) GROWTH INDEX/4/      11.40%        12.42%         3.83%
  (reflects no deduction for expenses
  or taxes)


1 Institutional Class shares incepted on February 24, 2000. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Growth Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 The Growth Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those
  Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this Index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg. TM) Growth Index. You cannot invest directly in an index.

 14 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.89%
  Fee Waivers                                     0.09%
  NET EXPENSES/3/                                 0.80%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $82
   3 Years                $275
   5 Years                $484
  10 Years              $1,088

                                                                  GROWTH FUND 15

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
12/29/1995
INSTITUTIONAL CLASS
Ticker: SGNIX

INVESTMENT OBJECTIVE
The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       GROWTH AND INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth and Income Fund was organized as the successor fund to the Strong Growth and Income Fund and the Strong Large Cap Core Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


                CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                  AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005     2006      2007
32.95%   32.23%   -9.94%   -19.52%   -21.22%   25.26%   9.59%   -1.16%   16.19%    2.91%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.35%
  Worst Quarter:      Q1    2001      -17.67%


          The Fund's year-to-date performance through December 31, 2007, was 2.91%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                      2.91%         10.16%        5.00%
  Returns After Taxes on                    2.50%          9.79%        4.74%
  Distributions/2/
  Returns After Taxes on                    1.90%          8.64%        4.22%
Distributions and Sale of Fund
  Shares/2/
 S&P 500 (Reg. TM) INDEX/3/                 5.49%         12.83%        5.91%
  (reflects no deduction for expenses
  or taxes)


1 Institutional Class shares incepted on February 29, 2000. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Growth and Income Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 (Reg. TM) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

 18 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.21%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  Fee Waivers                                     0.25%
  NET EXPENSES/3/                                 0.66%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through November 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $67
   3 Years                $266
   5 Years                $480
  10 Years              $1,099


                                                       GROWTH AND INCOME FUND 19

LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Phocas Financial Corporation

PORTFOLIO MANAGERS
Stephen L. Block, CFA
William F. K. Schaff, CFA

FUND INCEPTION:
7/01/1993
INSTITUTIONAL CLASS
Ticker: WLCIX

INVESTMENT OBJECTIVE
The Large Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Our investment process is highly aware of our sector allocations against our benchmark because we seek outperformance through stock selection rather than overweighting or underweighting certain sectors. We begin our process by ranking approximately 5,000 stocks by market capitalization. Stocks that pass this screen for us will be in the top 20% of market capitalization. We then use our own predetermined criteria (E.G., debt as a portion of firms' total value; net profits as a portion of firms' total revenue; and price-to-earnings ratios) to refine the resulting investment candidates. From there, we perform quantitative financial statement analyses focusing on the strengths and trends in income statements, cash flow statements and balance sheets. Next, using proprietary modeling that determines the valuation of each stock relative to its peers in its respective business sector, we filter the remaining stocks. Our last filter consists of our qualitative assessments for each stock combining inputs that include our assessments of management teams, competitive strengths, business trends, and catalysts in companies' respective businesses. The resulting final portfolio consists of a diverse group of stocks, each of which is believed to have compelling valuations relative to its respective business sector peers and attractive metrics in terms of its appreciation potential.

In general, a stock may be sold if its valuation rises significantly within its respective industry peer group, if its position appreciates above 4% of the portfolio's total market value, if a company's management strategy deviates negatively from our expectations, or if a company's financial statements start to degrade materially.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                     LARGE COMPANY VALUE FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Prior to March 21, 2008, the Large Company Value Fund was known as the Dividend Income Fund and the Fund was managed by a different sub-adviser. Performance figures shown below represent performance of the prior sub-adviser to the Fund and do not reflect the Fund's current investment objective and strategies.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Value Fund was organized as the successor fund to the Strong Dividend Income Fund, the Strong Energy Fund and the Strong Dow 30 Value Fund, with the Strong Dividend Income Fund being the accounting survivor.

[GRAPHIC APPEARS HERE]




               CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/2/
                         AS OF 12/31 EACH YEAR
1998     1999    2000     2001      2002      2003     2004     2005    2006      2007
20.35%   0.58%   27.32%   -11.20%   -19.77%   24.50%   14.04%   8.88%   17.75%    2.79%







            BEST AND WORST QUARTER
  Best Quarter:       Q3    2000       15.92%
  Worst Quarter:      Q3    2002      -17.53%



 AVERAGE ANNUAL TOTAL RETURNS/1/
as of 12/31/07                               1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/2/
  Returns Before Taxes                         2.79%       13.35%         7.47%
  Returns After Taxes on                       1.16%       12.09%         5.99%
  Distributions/3/
  Returns After Taxes on                       3.19%       11.33%         5.87%
Distributions and Sale of Fund
  Shares/3/
 RUSSELL 1000 (Reg. TM) VALUE INDEX4          -0.17%       14.63%         7.68%
  (reflects no deduction for expenses
  or taxes)



1 Phocas Financial Corporation is the Fund's sub-adviser effective March 21,
  2008. From April 11, 2005 through March 20, 2008, Wells Capital Management Incorporated was the Fund's sub-adviser and the Fund's investment objective and strategies were different. Prior to April 11, 2005, the Large Company Value Fund was part of the Strong family of funds and was advised by a different sub-adviser. Accordingly, performance figures do not reflect the Large Company Value Fund's current investment objective and strategies or the current sub-adviser's performance.
2 Institutional Class shares incepted on March 31, 2008. Prior to March 21,
  2008, the WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND was named the Wells Fargo Advantage Dividend Income Fund. Performance shown reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 1000 (Reg. TM)/ /Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


 22 LARGE COMPANY VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/1/                              0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.23%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.93%
  Fee Waivers                                     0.18%
  NET EXPENSES/3/                                 0.75%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 The adviser has committed through November 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $77
   3 Years                $278
   5 Years                $497
  10 Years              $1,127



                                                     LARGE COMPANY VALUE FUND 23

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK       Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


 24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 25

NON-DIVERSIFICATION RISK      Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                              "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                              of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK          Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 27

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
MATRIX ASSET ADVISORS, INC. (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income
Fund and thereby is responsible for the day-to-day investment activities of the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ, CFA       Mr. Katz is responsible for managing the Growth and Income Fund, which he has
Growth and Income Fund   managed since 2005. Mr. Katz is the President and Chief Investment Officer of Matrix
                         since 1990. Mr. Katz chairs the Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from
                         1996 until the present. Education: B.A., Economics, Union College; M.B.A., Finance, New
                         York University Graduate School of Business.

--------------------------------------------------------------------------------

PHOCAS FINANCIAL CORPORATION (Phocas Financial), located at 980 Atlantic Avenue, Suite 106, Alameda, CA 94501 is the investment sub-adviser of the Large Company Value Fund. Phocas Financial is an employee-owned, SEC registered, investment adviser serving state and municipal pensions funds, corporate retirement plans, trusts and individual investors.



WILLIAM F.K. SCHAFF, CFA   Mr. Schaff is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Mr. Schaff is Founder and CEO of Phocas Financial and has
                           jointly managed the Phocas Real Estate Fund and Phocas Small Cap Value Fund since
                           2006. Prior to 2006, for the last twenty years, Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group,
                           Berger LLC, and the Undiscovered Managers organization. Education: M.S., Engineering,
                           University of California, Davis.
STEPHEN L. BLOCK, CFA      Mr. Block is jointly responsible for managing the Large Company Value Fund, which he
Large Company Value Fund   has managed since 2008. Prior to joining Phocas Financial in March 2006, Mr. Block worked at Bay Isle Financial, LLC ("Bay Isle"), where he served as a Senior Portfolio
                           Manager for private clients, and as a co-Portfolio Manager of Bay Isle's Large Cap Value
                           and REIT institutional products. Education: B.A., Quantitative Economic Decision
                           Science, University of California, San Diego; M.B.A., Accounting and Finance, University
                           of Michigan's Ross School of Business.






                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PRIOR PERFORMANCE HISTORY

PHOCAS FINANCIAL - LARGE COMPANY VALUE FUND. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by William F. K. Schaff and Stephen L. Block, the portfolio managers of the Large Company Value Fund, as former employees of Bay Isle Corporation (with respect to the period 1996-2001) and Bay Isle Financial, LLC (with respect to the period 2002-2003), a wholly-owned indirect subsidiary of Janus Capital Group Inc., with substantially similar investment objectives, policies and strategies as the Large Company Value Fund. Bay Isle Corporation and Bay Isle Financial, LLC are referred to below as "Bay Isle." The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance information presented below is net of the fees and expenses that will be charged to the Fund (with respect to Institutional Class shares) and actual brokerage commissions and execution costs paid by these private accounts. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund. The performance results of such accounts relate to accounts managed by Messrs. Schaff and Block as employees of Bay Isle during periods prior to the date Phocas Financial commenced operations.

[GRAPHIC APPEARS HERE]




         PORTFOLIO MANAGERS' COMPOSITE CALENDAR YEAR RETURNS
                        AS OF 12/31 EACH YEAR
1996     1997     1998     1999    2000    2001     2002      2003
22.39%   34.27%   29.99%   3.13%   7.29%   -1.68%   -26.04%   23.05%







 PORTFOLIO MANAGERS' COMPOSITE AVERAGE
ANNUAL TOTAL
RETURNS
for the period ended 12/31/03                1 YEAR       5 YEARS       10 YEARS
 Portfolio Managers' Composite              23.05%         -0.20%         9.81%
  Performance
  (incept. 01/01/96)/1/
 Russell 1000 (Reg. TM) Value Index/2/      30.03%          3.56%        10.76%
  (reflects no deduction for expenses
  or taxes)



1 For the period January 1, 1996 to December 31, 2003.
2 The Russell 1000 (Reg. TM) Value Index measures the performance of those
  Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Capital Growth Fund, Endeavor Select Fund and Growth Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


MICHAEL HARRIS, CFA      Mr. Harris is jointly responsible for managing the Capital Growth Fund and the
Capital Growth Fund      Endeavor Select Fund, both of which he has managed since 2006. Mr. Harris joined
Endeavor Select Fund     Wells Capital Management in 2005 serving as a portfolio manager for certain portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital Management, Mr. Harris was a research analyst with Strong Capital Management, Inc. since 2000. Education: B.S., Business Adminis-
                         tration with a major in Finance, Southeast Missouri State University; M.B.A., Finance,
                         Indiana University.
BRANDON M. NELSON, CFA   Mr. Nelson is jointly responsible for managing the Growth Fund, which he has
Growth Fund              managed since 2005. Mr. Nelson joined Wells Capital Management in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since
                         1996 and since October 2000, he has managed equity accounts. Education: B.S.,
                         Business Administration; M.S., Finance, University of Wisconsin, Madison.
THOMAS C. OGNAR, CFA     Mr. Ognar is jointly responsible for managing the Growth Fund, which he has managed
Growth Fund              since 2002. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager.
                         Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with
                         Strong Capital Management, Inc. since May 2002 and managed separate and institutional accounts since 2001. Mr. Ognar joined Strong Capital Management, Inc. in
                         1998, and served as a senior equity research analyst from 1998 to 2002. Education: B.S.,
                         Finance, Miami University; M.S., Finance, University of Wisconsin, Madison.
BRUCE C. OLSON, CFA      Mr. Olson is jointly responsible for managing the Growth Fund, which he has managed
Growth Fund              since 2005. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager.
                         Prior to joining Wells Capital Management, he was a portfolio manager with Strong
                         Capital Management, Inc. and managed separate and institutional accounts since
                         January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994. Education:
                         B.A., Finance and History, Gustavus Adolphus College.
THOMAS J. PENCE, CFA     Mr. Pence is jointly responsible for managing the Capital Growth Fund, which he has
Capital Growth Fund      managed since 2004, and the Endeavor Select Fund, which he has managed since
Endeavor Select Fund     2000. Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital
                         Management, Inc. since October 2000. Education: B.S., Business, Indiana University;
                         M.B.A., Finance, University of Notre Dame.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 33

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 34 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;


o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

                                                            HOW TO BUY SHARES 35

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
--------------------------
                            o Complete and sign the Institutional Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.
                                                                           --------------------------------------
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 36 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.
                                         --------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 37
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
     Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 38 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares


                                                       HOW TO EXCHANGE SHARES 39
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 40 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

                                                             ACCOUNT POLICIES 41
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 42 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds, except the Growth and Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Growth and Income Fund and Large Company Value Fund make distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.


TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by your Portfolio from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Investor Class shares of the Large Company Value Fund.


 44 FINANCIAL HIGHLIGHTS

CAPITAL GROWTH FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                JULY 31,               JULY 31,                   JULY 31,
 FOR THE PERIOD ENDED:                           2007                  2006                     2005/1,2/
 NET ASSET VALUE, BEGINNING OF PERIOD            $16.10                 $16.71                     $15.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.02/3/                  (0.00)/3,4/                (0.00)/3,4/
  Net realized and unrealized gain
(loss)
   on investments                                  3.08                  (0.13)                      1.50
                                             ----------              --------------             --------------
  Total from investment operations                 3.10                  (0.13)                      1.50
                                             ----------              --------------             --------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          0.00                   0.00                       0.00
  Distributions from net realized gain            (0.10)                 (0.48)                      0.00
                                             ----------              --------------             --------------
  Total distributions                             (0.10)                 (0.48)                      0.00
                                             ----------              --------------             --------------
 NET ASSET VALUE, END OF PERIOD                  $19.10                 $16.10                     $16.71
                                             ==========              ==============             ==============
 TOTAL RETURN/5/                                  19.36%                 (0.98)%                     9.86%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $281,353              $109,801                    $44,171
  Ratio of net investment income (loss)
to
   average net assets                              0.11%                 (0.03)%                    (0.10)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/6/                                     0.91%                  0.94%                      0.98%
  Waived fees and reimbursed expenses/6/          (0.15)%                (0.14)%                    (0.18)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/6/               0.76%                  0.80%                      0.80%
  Portfolio turnover rate/7/                        114%                    89%                        57%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Amount calculated is less than $0.005.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 45

ENDEAVOR SELECT FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                  JULY 31,             JULY 31,               JULY 31,
 FOR THE PERIOD ENDED:                            2007                 2006                 2005/1,2/
 NET ASSET VALUE, BEGINNING OF PERIOD               $9.40                $9.47                   $8.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.01/3/                (0.01)/3/               (0.01)/3/
  Net realized and unrealized gain
(loss)
   on investments                                    1.55                 0.03                    0.88
                                               ----------             -----------            ------------
  Total from investment operations                   1.56                 0.02                    0.87
                                               ----------             -----------            ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00                 0.00                    0.00
  Distributions from net realized gain            0.00/4/                (0.09)                   0.00
                                               ----------             -----------            ------------
  Total distributions                                0.00                (0.09)                   0.00
                                               ----------             -----------            ------------
 NET ASSET VALUE, END OF PERIOD                    $10.96                $9.40                   $9.47
                                               ==========             ===========            ============
 TOTAL RETURN/5/                                    16.60%                0.20%                  10.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $1,099,424            $534,868                    $161
  Ratio of net investment income (loss)
to
   average net assets                                0.06%               (0.12)%                 (0.20)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/6/                                       0.91%                0.95%                   1.03%
  Waived fees and reimbursed expenses/6/            (0.11)%              (0.15)%                 (0.23)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/6/                 0.80%                0.80%                   0.80%
  Portfolio turnover rate/7/                           91%                  84%                     54%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Commencement of operations.
3 Calculated based upon average shares outstanding.
4 Amount calculated is less than $0.005.
5 Total returns calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 46 FINANCIAL HIGHLIGHTS

GROWTH FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON FEBRUARY 24, 2000
For a share outstanding throughout each period

                                        JULY 31,           JULY 31,           JULY 31,           DEC. 31,           DEC. 31,
 FOR THE PERIOD ENDED:                   2007               2006              2005/1/             2004               2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $21.42             $20.68             $19.99             $17.65             $13.48
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.04)/2/          (0.07)/2/          (0.05)/2/          (0.03)/2/          (0.07)/2/
  Net realized and unrealized
   gain (loss) on investments               6.36               0.81               0.74               2.37               4.24
                                         ----------         ----------         ----------         ----------         ----------
  Total from investment
   operations                               6.32               0.74               0.69               2.34               4.17
                                         ----------         ----------         ----------         ----------         ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00               0.00               0.00               0.00               0.00
  Distributions from net
   realized gain                            0.00               0.00               0.00               0.00               0.00
                                         ----------         ----------         ----------         ----------         ----------
  Total distributions                       0.00               0.00               0.00               0.00               0.00
                                         ----------         ----------         ----------         ----------         ----------
 NET ASSET VALUE, END OF PERIOD           $27.74             $21.42             $20.68             $19.99             $17.65
                                         ==========         ==========         ==========         ==========         ==========
 TOTAL RETURN/3/                           29.46%              3.58%              3.45%             13.26%             30.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $264,648           $179,549           $315,764           $294,892           $311,312
  Ratio of net investment
   income (loss) to average
   net assets                              (0.14)%            (0.33)%            (0.47)%            (0.17)%            (0.45)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              0.89%              0.88%              0.96%              0.93%              0.92%
  Waived fees and reimbursed
   expenses/4/                             (0.07)%            (0.03)%            (0.04)%            (0.04)%            (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     0.82%              0.85%              0.92%              0.89%              0.90%
  Portfolio turnover rate/5/                 117%               123%                76%                92%               139%

                                        DEC. 31,
 FOR THE PERIOD ENDED:                   2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $17.91
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)             (0.08)/2/
  Net realized and unrealized
   gain (loss) on investments              (4.35)
                                         ----------
  Total from investment
   operations                              (4.43)
                                         ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00
  Distributions from net
   realized gain                            0.00
                                         ----------
  Total distributions                       0.00
                                         ----------
 NET ASSET VALUE, END OF PERIOD           $13.48
                                         ==========
 TOTAL RETURN/3/                          (24.73)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $195,054
  Ratio of net investment
   income (loss) to average
   net assets                              (0.51)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              0.92%
  Waived fees and reimbursed
   expenses/4/                              0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     0.92%
  Portfolio turnover rate/5/                 249%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 47

GROWTH AND INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period

                                      JULY 31,       JULY 31,         JULY 31,        DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2007           2006            2005/1/          2004          2003          2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $20.51         $20.91           $21.41          $19.72        $15.92        $20.49
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.23/2/        0.20/2/          0.12/2/            0.26       0.16/2/          0.15
  Net realized and unrealized
   gain (loss) on investments            4.81          (0.39)           (0.50)           1.62          3.83         (4.49)
                                    ---------      ---------        ---------        --------     ---------      --------
  Total from investment
   operations                            5.04          (0.19)           (0.38)           1.88          3.99         (4.34)
                                    ---------      ---------        ---------        --------     ---------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.25)         (0.21)           (0.12)          (0.19)        (0.19)        (0.23)
  Distributions from net
   realized gain                         0.00           0.00             0.00            0.00          0.00          0.00
                                    ---------      ---------        ---------        --------     ---------      --------
  Total distributions                   (0.25)         (0.21)           (0.12)          (0.19)        (0.19)        (0.23)
                                    ---------      ---------        ---------        --------     ---------      --------
 NET ASSET VALUE, END OF PERIOD        $25.30         $20.51           $20.91          $21.41        $19.72        $15.92
                                    =========      =========        =========        ========     =========      ========
 TOTAL RETURN/3/                        24.64%         (0.90)%          (1.76)%          9.59%        25.26%        21.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $33,839        $29,025          $30,157         $36,879       $83,589       $67,014
  Ratio of net investment
   income (loss) to average
   net assets                            0.97%          0.96%            1.04%           0.93%         0.95%         0.87%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           0.96%          0.95%            0.77%           0.76%         0.69%         0.66%
  Waived fees and reimbursed
   expenses/4/                          (0.30)%        (0.29)%          (0.17)%         (0.05)%       (0.01)%       (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  0.66%          0.66%            0.60%           0.71%         0.68%         0.65%
  Portfolio turnover rate/5/               56%            16%              74%            136%          199%          188%

1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 48 FINANCIAL HIGHLIGHTS

LARGE COMPANY VALUE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 1, 1993
For a share outstanding throughout each period




                                      JULY 31,      JULY 31,      JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006        2005/1/         2004          2003          2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $16.99        $16.74        $16.38        $14.57         $11.85        $15.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.29/2/          0.27          0.10          0.22           0.16          0.15
  Net realized and unrealized
   gain (loss) on investments           1.56          1.00          1.00          1.81           2.72         (3.09)
                                    --------       -------       -------       -------        -------       --------
  Total from investment
   operations                           1.85          1.27          1.10          2.03           2.88         (2.94)
                                    --------       -------       -------       -------        -------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.31)        (0.24)        (0.09)        (0.22)         (0.16)        (0.15)
  Distributions from net
   realized gain                       (1.18)        (0.78)        (0.65)         0.00           0.00         (0.25)
                                    --------       -------       -------       -------        -------       --------
  Total distributions                  (1.49)        (1.02)        (0.74)        (0.22)         (0.16)        (0.40)
                                    --------       -------       -------       -------        -------       --------
 NET ASSET VALUE, END OF PERIOD       $17.35        $16.99        $16.74        $16.38         $14.57        $11.85
                                    ========       =======       =======       =======        =======       ========
 TOTAL RETURN/3/                       11.04%         7.93%         6.85%        14.04%         24.50%       (19.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $196,291      $191,792      $223,800      $122,747      $140,758      $151,165
  Ratio of net investment
   income (loss) to average
   net assets                           1.62%         1.57%         1.06%         1.40%          1.24%         1.05%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                          1.51%         1.50%         1.52%         1.40%          1.40%         1.40%
  Waived fees and reimbursed
   expenses/4/                         (0.14)%       (0.13)%       (0.13)%       (0.04)%         0.00%         0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                 1.37%         1.37%         1.39%         1.36%          1.40%         1.40%
  Portfolio turnover rate/5/              18%            8%           26%           49%            92%          114%



1 In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.^


                                                         FINANCIAL HIGHLIGHTS 49

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              048LCIT/P104 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS


California Tax-Free Money Market Fund


Cash Investment Money Market Fund

Government Money Market Fund

Heritage Money Market Fund


Municipal Money Market Fund


National Tax-Free Money Market Fund

Prime Investment Money Market Fund

Treasury Plus Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
California Tax-Free Money        5
  Market Fund
Cash Investment Money Market     8
  Fund
Government Money Market Fund    11
Heritage Money Market Fund      14
Municipal Money Market Fund     17
National Tax-Free Money         20
  Market Fund
Prime Investment Money          23
  Market Fund
Treasury Plus Money Market      26
  Fund
Description of Principal        29
  Investment Risks
Portfolio Holdings              32
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     33
  of the Funds
About Wells Fargo Funds Trust   33
The Investment Adviser          33
The Sub-Adviser                 34
Dormant Multi-Manager           34
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares            35
Compensation to Dealers and    36
  Shareholder
   Servicing Agents
How to Buy Shares              37
How to Sell Shares             39
How to Exchange Shares         41
Account Policies               42


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   43
Taxes                           43
Financial Highlights            44
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Government Money Market Fund disclosed in its "Principal Investments" section and of the Treasury Plus Money Market Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policies of the California Tax-Free Money Market Fund, Municipal Money Market Fund, and National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/1/1992
INSTITUTIONAL CLASS
Ticker: WCTXX

INVESTMENT OBJECTIVE
The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  exclusively in high-quality, short-term money market instruments;

o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from California individual income taxes; and

o at least 80% of the Fund's net assets in municipal obligations that provide income exempt from federal income tax and federal alternative minimum tax
   (AMT).

We may also invest:

o up to 20% of the Fund's net assets in municipal obligations whose income may be subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, which provide income exempt from federal income tax and California individual income tax. We will only purchase First Tier securities.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]




                            CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                            AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
2.61%      2.44%      3.26%      2.11%      1.02%      0.59%      0.78%      1.96%      2.97%      3.18%







        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.87%
  Worst Quarter:      Q3 '03     0.11%



          The Fund's year-to-date performance through December 31, 2007, was 3.18%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/               3.18%         1.89%         2.09%



1 Institutional Class shares incepted on March 31, 2008. Performance shown for the Institutional Class reflects the performance of the Service Class shares from the date of inception on November 8, 1999, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Performance shown prior to the inception of the Service Class shares reflect the performance of the Class A shares and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Service Class and Class A annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.


 6 CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.17%
  TOTAL ANNUAL FUND                    0.45%
  OPERATING EXPENSES
  Fee Waivers                          0.25%
  NET EXPENSES/3/                      0.20%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $20
   3 Years              $119
   5 Years              $227
  10 Years              $544



                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 7

CASH INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/14/1987
INSTITUTIONAL CLASS
Ticker: WFIXX

INVESTMENT OBJECTIVE
The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 CASH INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.32%   4.95%   6.41%   4.27%   1.72%   1.04%   1.26%   3.10%   4.95%   5.25%


         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.64%
  Worst Quarter:       Q3 '03      0.23%


          The Fund's year-to-date performance through December 31, 2007, was 5.25%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            5.25%        3.11%          3.81%


1 Institutional Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

                                             CASH INVESTMENT MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.15%
  TOTAL ANNUAL FUND                    0.25%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $75
   5 Years              $136
  10 Years              $313

 10 CASH INVESTMENT MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/16/1987
INSTITUTIONAL CLASS
Ticker: GVIXX

INVESTMENT OBJECTIVE
The Government Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. These investments may have fixed, floating, or variable rates of interest.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 GOVERNMENT MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.07%   4.72%   5.99%   3.80%   1.45%   0.85%   1.22%   3.08%   4.92%   5.08%


         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.54%
  Worst Quarter:       Q2 '03      0.19%


          The Fund's year-to-date performance through December 31, 2007, was 5.08%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            5.08%        3.01%          3.60%


1 Institutional Class shares incepted on July 28, 2003. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.

 12 GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.15%
  TOTAL ANNUAL FUND                    0.25%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $75
   5 Years              $136
  10 Years              $313

                                                 GOVERNMENT MONEY MARKET FUND 13

HERITAGE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
6/29/1995
INSTITUTIONAL CLASS
Ticker: SHIXX

INVESTMENT OBJECTIVE
The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 HERITAGE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Heritage Money Market Fund was organized as the successor fund to the Strong Heritage Money Fund.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.47%   4.96%   6.39%   4.22%   1.75%   1.07%   1.27%   3.10%   4.96%   5.24%


         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.65%
  Worst Quarter:       Q1 '04      0.23%


          The Fund's year-to-date performance through December 31, 2007, was 5.24%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            5.24%        3.11%          3.83%


1 Institutional Class shares incepted on March 31, 2000. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Heritage Money Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class.

                                                   HERITAGE MONEY MARKET FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.18%
  TOTAL ANNUAL FUND                    0.28%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $82
   5 Years              $149
  10 Years              $348

 16 HERITAGE MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/23/1986
INSTITUTIONAL CLASS
Ticker: WFMXX

INVESTMENT OBJECTIVE
The Municipal Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  exclusively in high-quality, short-term money market instruments; and

o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax (AMT).

We may also invest:

o  any amount in securities whose income may be subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. We invest principally in municipal obligations that pay interest exempt from federal income tax, but not necessarily federal AMT. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities. We may invest 25% or more of the Fund's total assets in industrial development bonds and in participation interests in these securities.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                  MUNICIPAL MONEY MARKET FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Municipal Money Market Fund was organized as the successor fund to the Strong Municipal Money Market Fund.

[GRAPHIC APPEARS HERE]




          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.55%   3.33%   4.18%   2.91%   1.33%   0.85%   0.90%   1.89%   2.93%   3.15%







         BEST AND WORST QUARTER
  Best Quarter:        Q2 '00      1.08%
  Worst Quarter:       Q3 '03      0.16%



          The Fund's year-to-date performance through December 31, 2007, was 3.15%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            3.15%        1.94%          2.50%



1 Institutional Class shares incepted on March 31, 2008. Performance shown for the Institutional Class reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.


 18 MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.50%
  OPERATING EXPENSES
  Fee Waivers                          0.30%
  NET EXPENSES/3/                      0.20%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $20
   3 Years              $130
   5 Years              $250
  10 Years              $601



                                                  MUNICIPAL MONEY MARKET FUND 19

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
INSTITUTIONAL CLASS
Ticker: WFNXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.

We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. While we reserve the right to invest up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal income tax or federal AMT, we currently intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to federal income tax or federal AMT.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
3.19%   2.93%   3.97%   2.69%   1.34%   0.87%   1.05%   2.26%   3.29%    3.51%


         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.04%
  Worst Quarter:       Q3 '03      0.19%


          The Fund's year-to-date performance through December 31, 2007, was 3.51%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            3.51%        2.19%          2.50%


1 Institutional Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

                                          NATIONAL TAX-FREE MONEY MARKET FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.16%
  TOTAL ANNUAL FUND                    0.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $78
   5 Years              $140
  10 Years              $325

 22 NATIONAL TAX-FREE MONEY MARKET FUND

PRIME INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
9/2/1998
INSTITUTIONAL CLASS
Ticker: PIIXX

INVESTMENT OBJECTIVE
The Prime Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                           PRIME INVESTMENT MONEY MARKET FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


         CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                         AS OF 12/31 EACH YEAR
1999    2000    2001    2002    2003    2004    2005    2006    2007
4.85%   6.08%   3.77%   1.30%   0.81%   1.22%   3.12%   4.94%   5.20%


         BEST AND WORST QUARTER
  Best Quarter:        Q3 '00      1.56%
  Worst Quarter:       Q2 '03      0.18%


          The Fund's year-to-date performance through December 31, 2007, was 5.20%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/            5.20%        3.04%              3.52%


1 Institutional Class shares incepted on July 28, 2003. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund's Service Class shares incepted on September 2, 1998. Returns for the Fund shown in the Life of Fund column are as of the Fund inception date.

 24 PRIME INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.16%
  TOTAL ANNUAL FUND                    0.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $78
   5 Years              $140
  10 Years              $325

                                           PRIME INVESTMENT MONEY MARKET FUND 25

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
INSTITUTIONAL CLASS
Ticker: PISXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS
                            AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.23%   4.78%   6.03%   3.90%   1.61%   0.95%   1.14%   2.95%   4.84%   4.82%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.58%
  Worst Quarter:      Q3 '03     0.21%


          The Fund's year-to-date performance through December 31, 2007, was 4.82%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS               4.82%        2.93%          3.61%


                                              TREASURY PLUS MONEY MARKET FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.16%
  TOTAL ANNUAL FUND                    0.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $20
   3 Years               $78
   5 Years              $140
  10 Years              $325

 28 TREASURY PLUS MONEY MARKET FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation that U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.
ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MONEY MARKET FUND RISK     Although the Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments.
MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one security may affect the others. For example, a Fund may own different securities that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal securities is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a municipal security held by a Fund.
REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 32 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


--------------------------------------------------------------------------------

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Heritage Money Market Fund and Municipal Money Market Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of the California Tax-Free Money Market Fund, Municipal Money Market Fund, and National Tax-Free Money Market Fund at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.


Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

                                                          PRICING FUND SHARES 35

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 36 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Typically, shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. Institutions and other investors are required to make a minimum initial investment of $10,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment may be waived or reduced in certain situations. Please see the Statement of Additional Information for details on minimum initial investment waivers.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:

   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

                                                            HOW TO BUY SHARES 37

HOW TO BUY SHARES DIRECTLY:
Institutional investors who are interested in purchasing shares directly from a Fund should contact Investor Services at 1-800-260-5969.

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:


 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  California Tax-Free Money
  Market
  Municipal Money Market
  National Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  Cash Investment Money
  Market
  Government Money Market
  Heritage Money Market
  Prime Investment Money
  Market
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------


 38 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ---------------------------------------------------------------------
 By Telephone /              o To speak with an investor services representative call
 Electronic Funds Transfer  1-800-260-5969 or use the automated phone system at
---------------------------
(EFT)
-----------------------  --
                            1-800-368-7550.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.
                            o Transfers made to a Wells Fargo Bank Account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            --------------
 By Wire                     o To arrange for a Federal Funds wire, call 1-800-260-5969.
---------------------------
                            o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. We
                            reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.
                            --------------
 By Internet                 Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------- ---------------------------------------------------------------------
 In Person                   Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.

--------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. For the California Tax-Free Money Market Fund, Municipal Money Market Fund and National Tax-Free Money Market Fund we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Prime Investment Money market Fund, and Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.


     We normally will send out checks within one business day, and in any event no more than seven days, after we accept

                                                           HOW TO SELL SHARES 39
     your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Prime Investment Money Market Fund, and Treasury Plus Money Market Fund, and for longer than seven days for the California Tax-Free Money Market Fund, Municipal Money Market Fund, and National Tax-Free Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.


 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 California Tax-Free Money
  Market
 Municipal Money Market
 National Tax-Free Money
  Market
 o By 12:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)       Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 Cash Investment Money Market
 Government Money Market
 Heritage Money Market
 Prime Investment Money
  Market
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------


 40 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


                                                       HOW TO EXCHANGE SHARES 41

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

TRANSACTION AUTHORIZATIONS
Certain Institutions may transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 42 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the National Tax-Free Money Market Fund's net interest income from municipal obligations will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the National Tax-Free Money Market Fund attributable to other sources and of ordinary income from the other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct any distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

                                                                        TAXES 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Service Class shares of the California Tax-Free Money Market Fund and Investor Class shares of the Municipal Money Market Fund.


 44 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period



                                  AUG. 31,
                                   2007        FEB. 28,      FEB. 28,      MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
 FOR THE PERIOD ENDED:         (UNAUDITED)       2007        2006/4/         2005          2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                             $1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income             0.02          0.03          0.02          0.01          0.01          0.01          0.02
  (loss)
  Net realized and unrealized
   gain (loss) on investments       0.00          0.00          0.00          0.00          0.00          0.00          0.00
                                  ------        ------        ------        ------        ------        ------        ------
  Total from investment
   operations                       0.02          0.03          0.02          0.01          0.01          0.01          0.02
                                  ------        ------        ------        ------        ------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.02)        (0.03)        (0.02)        (0.01)        (0.01)        (0.01)        (0.02)
  Distributions from net
   realized gain                    0.00          0.00          0.00          0.00          0.00          0.00          0.00
                                  ------        ------        ------        ------        ------        ------        ------
  Total distributions              (0.03)        (0.03)        (0.02)        (0.01)        (0.01)        (0.01)        (0.02)
                                  ------        ------        ------        ------        ------        ------        ------
 NET ASSET VALUE, END OF           $1.00         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                  ======        ======        ======        ======        ======        ======        ======
  PERIOD
 TOTAL RETURN/1/                    1.62%         3.06%         2.04%         0.99%         0.56%         0.93%         1.75%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $581,508      $500,204      $416,048      $356,093      $367,216      $304,422      $262,866
  Ratio of net investment
   income (loss) to average
   net assets                       3.22%         3.01%         2.18%         1.00%         0.56%         0.90%         1.62%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                    0.74%         0.73%         0.74%         0.66%         0.50%         0.50%         0.49%
  Waived fees and reimbursed
   expenses                        (0.29)%       (0.28)%       (0.29)%       (0.21)%       (0.05)%       (0.05)%       (0.04)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                         0.45%         0.45%         0.45%         0.45%         0.45%         0.45%         0.45%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.


                                                         FINANCIAL HIGHLIGHTS 45

CASH INVESTMENT MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period



                                  AUG. 31,
                                    2007          FEB. 28,        FEB. 28,
 FOR THE PERIOD ENDED:          (UNAUDITED)         2007          2006/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.03            0.05            0.03
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00            0.00
                                    ------          ------          ------
  Total from investment
   operations                         0.03            0.05            0.03
                                    ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.03)          (0.05)          (0.03)
  Distributions from net
   realized gain                      0.00            0.00            0.00
                                    ------          ------          ------
  Total distributions                (0.03)          (0.05)          (0.03)
                                    ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00
                                    ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                      2.65%           5.12%           3.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $7,944,534      $7,830,847      $6,497,267
  Ratio of net investment
   income (loss) to average
   net assets                         5.22%           5.01%           3.50%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                      0.25%           0.25%           0.25%
  Waived fees and reimbursed
   expenses                          (0.05)%         (0.05)%         (0.05)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.20%           0.20%

                                  MARCH 31,       MAR. 31,        MAR. 31,        MAR. 31,
 FOR THE PERIOD ENDED:              2005            2004            2003            2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.02            0.01            0.02            0.03
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------
  Total from investment
   operations                         0.02            0.01            0.02            0.03
                                    ------          ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.02)          (0.01)          (0.02)          (0.03)
  Distributions from net
   realized gain                      0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------
  Total distributions                (0.02)          (0.01)          (0.02)          (0.03)
                                    ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                      1.60%           0.98%           1.54%           3.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $5,998,383      $5,839,329      $5,175,328      $5,478,005
  Ratio of net investment
   income (loss) to average
   net assets                         1.61%           0.97%           1.52%           3.14%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                      0.26%           0.26%           0.28%           0.28%
  Waived fees and reimbursed
   expenses                          (0.06)%         (0.04)%         (0.03)%         (0.03)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.22%           0.25%           0.25%


1 The Fund changed its fiscal year-end from March 31 to February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during periods shown. Total returns for periods of less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 46 FINANCIAL HIGHLIGHTS

GOVERNMENT MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                      AUG. 31,
                                       2007              FEB. 28,           FEB. 28,           MARCH 31,          MARCH 31,
 FOR THE PERIOD ENDED:             (UNAUDITED)            2007              2006/4/             2005               2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                   $1.00              $1.00              $1.00              $1.00              $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   0.03               0.05               0.03               0.02               0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                  0.00               0.00               0.00               0.00               0.00
                                       -------            -------            -------            -------            -------
  Total from investment
   operations                             0.03               0.05               0.03               0.02               0.01
                                       -------            -------            -------            -------            -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.03)             (0.05)             (0.03)             (0.02)             (0.01)
  Distributions from net
realized
   gain                                   0.00               0.00               0.00               0.00               0.00
                                       -------            -------            -------            -------            -------
  Total distributions                    (0.03)             (0.05)             (0.03)             (0.02)             (0.01)
                                       -------            -------            -------            -------            -------
 NET ASSET VALUE, END OF                 $1.00              $1.00              $1.00              $1.00              $1.00
                                       =======            =======            =======            =======            =======
  PERIOD
 TOTAL RETURN/1/                          2.61%              5.07%              3.19%              1.57%              0.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $11,688,072         $7,766,684         $4,508,755         $3,964,854         $1,471,711
  (000s)
  Ratio of net investment
income
   (loss) to average net                  5.18%              5.00%              3.45%              1.66%              0.90%
  assets
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                          0.25%              0.25%              0.26%              0.26%              0.25%
  Waived fees and reimbursed
   expenses                              (0.05)%            (0.05)%            (0.06)%            (0.06)%            (0.05)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses                0.20%              0.20%              0.20%              0.20%              0.20%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 47

HERITAGE MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON MARCH 31, 2000
For a share outstanding throughout each period


                                  AUG. 31,
                                   2007         FEB. 28,      FEB. 28,      OCT. 31,      OCT. 31,      OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007        2006/4/         2005          2004          2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                              $1.00         $1.00         $1.00         $1.00         $1.00         $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.03          0.05          0.01          0.03          0.01          0.01            0.02
  (loss)
  Net realized and unrealized
   gain (loss) on investments        0.00          0.00          0.00          0.00          0.00          0.00            0.00
                                  -------        ------        ------        ------        ------        ------          ------
  Total from investment
   operations                        0.03          0.05          0.01          0.03          0.01          0.01            0.02
                                  -------        ------        ------        ------        ------        ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.03)        (0.05)        (0.01)        (0.03)        (0.01)        (0.01)          (0.02)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00          0.00          0.00            0.00
                                  -------        ------        ------        ------        ------        ------          ------
  Total distributions               (0.03)        (0.05)        (0.01)        (0.03)        (0.01)        (0.01)          (0.02)
                                  -------        ------        ------        ------        ------        ------          ------
 NET ASSET VALUE, END OF            $1.00         $1.00         $1.00         $1.00         $1.00         $1.00           $1.00
                                  =======        ======        ======        ======        ======        ======          ======
  PERIOD
 TOTAL RETURN/1/                     2.65%         5.12%         1.36%         2.75%         1.10%         1.16%           1.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $556,766      $353,755      $419,084      $338,723      $162,280      $263,513      $1,079,326
  Ratio of net investment
   income (loss) to average
   net assets                        5.24%         4.98%         4.13%         2.97%         1.07%         1.25%           1.86%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2, 3/                    0.27%         0.28%         0.28%         0.28%         0.26%         0.22%           0.21%
  Waived fees and reimbursed
   expenses                         (0.08)%       (0.10)%       (0.10)%       (0.10)%       (0.08)%       (0.04)%         (0.03)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                          0.19%         0.18%         0.18%         0.18%         0.18%         0.18%           0.18%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from October 31 to February 28.

 48 FINANCIAL HIGHLIGHTS

MUNICIPAL MONEY MARKET FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 23, 1986
For a share outstanding throughout each period



                                  AUG. 31,
                                   2007         FEB. 28,      FEB. 28,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007        2006/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                              $1.00         $1.00         $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income              0.02          0.03          0.01
  (loss)
  Net realized and unrealized
   gain (loss) on investments        0.00          0.00          0.00
                                  -------        ------        ------
  Total from investment
   operations                        0.02          0.03          0.01
                                  -------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.02)        (0.03)        (0.01)
  Distributions from net
   realized gain                     0.00          0.00          0.00
                                  -------        ------        ------
  Total distributions               (0.02)        (0.03)        (0.01)
                                  -------        ------        ------
 NET ASSET VALUE, END OF            $1.00         $1.00         $1.00
                                  =======        ======        ======
  PERIOD
 TOTAL RETURN/2/                     1.61%         3.02%         0.81%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $395,957      $439,112      $539,844
  Ratio of net investment
   income (loss) to average
   net assets                        3.19%         2.97%         2.45%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                     1.04%         1.04%         1.04%
  Waived fees and reimbursed
   expenses/4/                      (0.40)%       (0.40)%       (0.40)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses/4/                       0.64%         0.64%         0.64%

                                 OCT. 31,      OCT. 31,       OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:             2005          2004           2003            2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                             $1.00         $1.00            $1.00           $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income             0.02          0.01             0.01            0.01
  (loss)
  Net realized and unrealized
   gain (loss) on investments       0.00          0.00             0.00            0.00
                                  ------        ------           ------          ------
  Total from investment
   operations                       0.02          0.01             0.01            0.01
                                  ------        ------           ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.02)        (0.01)           (0.01)          (0.01)
  Distributions from net
   realized gain                    0.00          0.00             0.00            0.00
                                  ------        ------           ------          ------
  Total distributions              (0.02)        (0.01)           (0.01)          (0.01)
                                  ------        ------           ------          ------
 NET ASSET VALUE, END OF           $1.00         $1.00            $1.00           $1.00
                                  ======        ======           ======          ======
  PERIOD
 TOTAL RETURN/2/                    1.69%         0.83%            0.92%           1.42%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $597,924      $875,447      $1,563,333      $2,066,885
  Ratio of net investment
   income (loss) to average
   net assets                       1.64%         0.81%            0.94%           1.42%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                    0.86%         0.65%            0.61%           0.58%
  Waived fees and reimbursed
   expenses/4/                     (0.20)%       (0.02)%           0.00%           0.00%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses/4/                      0.66%         0.63%            0.61%           0.58%



1 The Fund changed its fiscal year-end from October 31 to February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 49

NATIONAL TAX-FREE MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                  AUG. 31,
                                    2007          FEB. 28,       FEB. 28,
 FOR THE PERIOD ENDED:          (UNAUDITED)         2007         2006/4/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.02            0.03          0.02
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00          0.00
                                    ------          ------        ------
  Total from investment
   operations                         0.02            0.03          0.02
                                    ------          ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.02)          (0.03)        (0.02)
  Distributions from net
   realized gain                      0.00            0.00          0.00
                                    ------          ------        ------
  Total distributions                (0.02)          (0.03)        (0.02)
                                    ------          ------        ------
 NET ASSET VALUE, END OF             $1.00           $1.00         $1.00
                                    ======          ======        ======
  PERIOD
 TOTAL RETURN/1/                      1.79%           3.39%         2.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $1,665,246      $1,146,902      $700,534
  Ratio of net investment
   income (loss) to average
   net assets                         3.55%           3.35%         2.46%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      0.26%           0.26%         0.27%
  Waived fees and reimbursed
   expenses                          (0.06)%         (0.06)%       (0.07)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.20%         0.20%

                                  MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
 FOR THE PERIOD ENDED:              2005           2004          2003          2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00         $1.00          $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.01          0.01           0.01         0.02
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00          0.00           0.00         0.00
                                    ------        ------         ------       ------
  Total from investment
   operations                         0.01          0.01           0.01         0.02
                                    ------        ------         ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.01)        (0.01)         (0.01)       (0.02)
  Distributions from net
   realized gain                      0.00          0.00           0.00         0.00
                                    ------        ------         ------       ------
  Total distributions                (0.01)        (0.01)         (0.01)       (0.02)
                                    ------        ------         ------       ------
 NET ASSET VALUE, END OF             $1.00         $1.00          $1.00        $1.00
                                    ======        ======         ======       ======
  PERIOD
 TOTAL RETURN/1/                      1.27%         0.85%          1.23%        2.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $1,032,250      $302,140      $126,969      $138,179
  Ratio of net investment
   income (loss) to average
   net assets                         1.37%         0.82%          1.23%        2.05%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      0.26%         0.26%          0.29%        0.38%
  Waived fees and reimbursed
   expenses                          (0.06)%       (0.04)%         0.00%       (0.08)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%         0.22%          0.29%        0.30%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.

 50 FINANCIAL HIGHLIGHTS

PRIME INVESTMENT MONEY MARKET
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                     AUG. 31,
                                      2007              FEB. 28,           FEB. 28,           MARCH 31,          MARCH 31,
 FOR THE PERIOD ENDED:             (UNAUDITED)           2007              2006/4/             2005               2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00              $1.00               $1.00             $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.03               0.05               0.03                0.02              0.01
  (loss)
  Net realized and
unrealized gain
   (loss)on investments                  0.00               0.00               0.00                0.00              0.00
                                      -------            -------            -------             -------           -------
  Total from investment
   operations                            0.03               0.05               0.03                0.02              0.01
                                      -------            -------            -------             -------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.03)             (0.05)             (0.03)              (0.02)            (0.01)
  Distributions from net
realized
   gain                                  0.00               0.00               0.00                0.00              0.00
                                      -------            -------            -------             -------           -------
  Total distributions                   (0.03)             (0.05)             (0.03)              (0.02)            (0.01)
                                      -------            -------            -------             -------           -------
 NET ASSET VALUE, END OF                $1.00              $1.00              $1.00               $1.00             $1.00
                                      =======            =======            =======             =======           =======
  PERIOD
 TOTAL RETURN/1/                         2.63%              5.10%              3.23%               1.58%             0.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $7,535,531         $7,088,329         $2,889,532         $3,271,052         $1,085,856
  (000s)
  Ratio of net investment
income
   (loss) to average net                 5.20%              5.06%              3.46%               1.87%             0.89%
  assets
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                         0.26%              0.26%              0.26%               0.26%             0.25%
  Waived fees and reimbursed
   expenses                             (0.06)%            (0.06)%            (0.06)%             (0.06)            (0.05)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses               0.20%              0.20%              0.20%               0.20%             0.20%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 51

TREASURY PLUS MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 11, 1995
For a share outstanding throughout each period


                                  AUG. 31,
                                    2007          FEB. 28,        FEB. 28,
 FOR THE PERIOD ENDED:          (UNAUDITED)         2007          2006/4/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.02            0.05            0.03
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00            0.00
                                    ------          ------          ------
  Total from investment
   operations                         0.02            0.05            0.03
                                    ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.02)          (0.05)          (0.03)
  Distributions from net
   realized gain                      0.00            0.00            0.00
                                    ------          ------          ------
  Total distributions                (0.02)          (0.05)          (0.03)
                                    ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00
                                    ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      2.51%           5.01%           3.07%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $2,476,295      $1,822,046      $1,166,102
  Ratio of net investment
   income (loss) to average
   net assets                         4.97%           4.93%           3.29%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      0.26%           0.26%           0.26%
  Waived fees and reimbursed
   expenses                          (0.06)%         (0.06)%         (0.06)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.20%           0.20%

                                  MARCH 31,       MAR. 31,        MAR. 31,       MAR. 31,
 FOR THE PERIOD ENDED:              2005            2004            2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00           $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.01            0.01            0.01          0.03
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00            0.00          0.00
                                    ------          ------          ------        ------
  Total from investment
   operations                         0.01            0.01            0.01          0.03
                                    ------          ------          ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.01)          (0.01)          (0.01)        (0.03)
  Distributions from net
   realized gain                      0.00            0.00            0.00          0.00
                                    ------          ------          ------        ------
  Total distributions                (0.01)          (0.01)          (0.01)        (0.03)
                                    ------          ------          ------        ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00         $1.00
                                    ======          ======          ======        ======
  PERIOD
 TOTAL RETURN/1/                      1.48%           0.88%           1.45%         2.97%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $1,268,636      $1,964,435      $1,565,864      $905,766
  Ratio of net investment
   income (loss) to average
   net assets                         1.39%           0.88%           1.38%         2.78%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      0.27%           0.26%           0.29%         0.29%
  Waived fees and reimbursed
   expenses                          (0.07)%         (0.06)%         (0.08)%       (0.08)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.20%           0.21%         0.21%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.
^

 52 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048MMIT/P1204 (3-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

Cash Investment Money Market Fund

Government Money Market Fund

Heritage Money Market Fund

National Tax-Free Money Market Fund


Treasury Plus Money Market Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Cash Investment Money Market     5
  Fund
Government Money Market Fund     8
Heritage Money Market Fund      11
National Tax-Free Money         14
  Market Fund
Treasury Plus Money Market      17
  Fund
Description of Principal        20
  Investment Risks
Portfolio Holdings              23
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     24
  of the Funds
About Wells Fargo Funds Trust   24
The Investment Adviser          24
The Sub-Adviser                 25
Dormant Multi-Manager           25
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares            26
Compensation to Dealers and    28
  Shareholder
   Servicing Agents
How to Buy Shares              29
How to Sell Shares             33
How to Exchange Shares         35
Account Policies               36


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   38
Taxes                           39
Financial Highlights            40
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Government Money Market Fund disclosed in its "Principal Investments" section and of the Treasury Plus Money Market Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policy of the National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

CASH INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/14/1987
ADMINISTRATOR CLASS
Ticker: WFAXX

INVESTMENT OBJECTIVE
The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                             CASH INVESTMENT MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                      CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                     AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006     2007
5.32%      4.92%      6.17%      4.03%      1.49%      0.84%      1.11%      2.95%      4.80%    5.10%


           BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.58%
  Worst Quarter:       Q3 '03      0.19%


          The Fund's year-to-date performance through December 31, 2007, was 5.10%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/               5.10%         2.94%         3.65%


1 Administrator Class shares incepted on July 31, 2003. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

 6 CASH INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 Annual Fund Operating
Expenses (expenses that ar  e
deducted from
Fund assets)
  Management Fees                       0.10%
  Distribution (12b-1) Fees             0.00%
  Other Expenses1                       0.27%
  TOTAL ANNUAL FUND                     0.37%
  OPERATING EXPENSES
  Fee Waivers                           0.02%
  NET EXPENSES/2/                       0.35%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $36
   3 Years              $117
   5 Years              $206
  10 Years              $466

                                             CASH INVESTMENT MONEY MARKET FUND 7

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/16/1987
ADMINISTRATOR CLASS
Ticker: WGAXX

INVESTMENT OBJECTIVE
The Government Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. These investments may have fixed, floating, or variable rates of interest.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
5.07%   4.72%   5.99%   3.80%   1.45%   0.79%   1.07%   2.92%   4.76%    4.93%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.54%
  Worst Quarter:      Q3 '03     0.18%


          The Fund's year-to-date performance through December 31, 2007, was 4.93%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            4.93%        2.88%          3.53%


1 Administrator Class shares incepted on July 31, 2003. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

                                                  GOVERNMENT MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.27%
  TOTAL ANNUAL FUND                    0.37%
  OPERATING EXPENSES
  Fee Waivers                          0.02%
  NET EXPENSES/2/                      0.35%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $36
   3 Years               $117
   5 Years               $206
   10 Years              $466

 10 GOVERNMENT MONEY MARKET FUND

HERITAGE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
6/29/1995
ADMINISTRATOR CLASS
Ticker: SHMXX

INVESTMENT OBJECTIVE
The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   HERITAGE MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Heritage Money Market Fund was organized as the successor fund to the Strong Heritage Money Fund.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
5.47%   4.96%   6.21%   3.99%   1.53%   0.85%   1.04%   2.89%   4.75%    5.07%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.60%
  Worst Quarter:      Q3 '03     0.18%


          The Fund's year-to-date performance through December 31, 2007, was 5.07%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            5.07%        2.91%          3.66%



1 Administrator Class shares incepted on June 29, 1995. Performance shown prior to April 11, 2005, for the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Heritage Money Fund.


 12 HERITAGE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.30%
  TOTAL ANNUAL FUND                    0.40%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.35%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $36
   3 Years              $123
   5 Years              $219
  10 Years              $500

                                                   HERITAGE MONEY MARKET FUND 13

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
ADMINISTRATOR CLASS
Ticker: WNTXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.

We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. While we reserve the right to invest up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal income tax or federal AMT, we currently intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to federal income tax or federal AMT.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.19%   2.91%   3.81%   2.54%   1.18%   0.66%   0.80%   2.10%   3.19%   3.40%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.00%
  Worst Quarter:      Q3 '03     0.13%


          The Fund's year-to-date performance through December 31, 2007, was 3.40%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            3.40%        2.03%          2.37%


1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

                                          NATIONAL TAX-FREE MONEY MARKET FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.28%
  TOTAL ANNUAL FUND                    0.38%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES2                        0.30%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $31
   3 Years              $114
   5 Years              $205
  10 Years              $473

 16 NATIONAL TAX-FREE MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
ADMINISTRATOR CLASS
Ticker: WTPXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                              TREASURY PLUS MONEY MARKET FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]




               CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.23%   4.78%   6.03%   3.90%   1.61%   0.95%   1.14%   2.95%   4.84%   4.82%







        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.58%
  Worst Quarter:      Q3 '03     0.21%



          The Fund's year-to-date performance through December 31, 2007, was 4.82%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            4.82%        2.93%          3.61%



1Administrator Class shares incepted on March 31, 2008. Performance shown for the Administrator Class reflects the performance of the Institutional Class shares, and includes expenses that are not applicable to and lower than those of the Administrator Class shares. The Institutional Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the Institutional Class shares and Administrator Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.


 18 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.28%
  TOTAL ANNUAL FUND                    0.38%
  OPERATING EXPENSES
  Fee Waivers                          0.03%
  NET EXPENSES/2/                      0.35%



1 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $36
   3 Years              $119
   5 Years              $210
  10 Years              $478


                                              TREASURY PLUS MONEY MARKET FUND 19

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation that U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.
ISSUER RISK              The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MONEY MARKET FUND RISK     Although the Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments.
MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 23

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


--------------------------------------------------------------------------------

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Heritage Money Market Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

PRICING FUND SHARES
--------------------------------------------------------------------------------


The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund and Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of the National Tax-Free Money Market Fund at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.


Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

 26 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.10% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                                          PRICING FUND SHARES 27

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 28 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:

   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next BUSINESS DAY after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

                                                            HOW TO BUY SHARES 29

HOW TO BUY SHARES DIRECTLY:
Administrator Class shares are also available for purchase directly from WELLS FARGO ADVANTAGE FUNDS. Please refer to the following section for details on how to directly purchase Administrator Class shares of the Funds. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS        INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
-------------------------- ------------------------------------------------- -------------------------------------
 Regular accounts            Institutions and other investors are              no minimum
                           required to make a minimum initial
                           investment of $1,000,000 per Fund. There
                           are no minimum subsequent investment
                           requirements. The minimum initial
                           investment may be waived or reduced in
                           certain situations. Please see the
                           Statement of Additional Information for
                           details on minimum initial investment
                           waivers.
 BUYING SHARES              OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-------------------------- ------------------------------------------------- -------------------------------------
 Through Your Investment    Contact your investment representative            Contact your investment
                           -------------------------------------------------
 Representative                                                              representative
--------------------------                                                   -------------------------------------
 By Mail                    o Complete and sign your account                  o Enclose a voided check (for
--------------------------
                           application.                                      checking accounts) or a deposit
                           o Mail the application with your check made       slip (savings accounts).
                           payable to the Fund to Investor Services at:      Alternatively, include a note
                                             REGULAR MAIL                    with your name, the Fund name,
                           -------------------------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS             and your account number.
                                            P.O. Box 8266                    o Mail the deposit slip or note
                                        Boston, MA 02266-8266                with your check made payable
                                                                             to the Fund to the address on
                                            OVERNIGHT ONLY
                           -------------------------------------------------
                                                                             the left.
                                                                             -------------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS
                                     Attn: CCSU-Boston Financial
                                             30 Dan Road
                                        Canton, MA 02021-2809
                           -------------------------------------------------
 By Telephone               A new account may not be opened by                To buy additional shares or to buy
--------------------------
                           telephone unless you have another Wells           shares of a new Fund call:
                           Fargo Advantage Fund account with your            o Investor Services at
                           bank information on file. If you do not           1-800-222-8222 or
                           currently have an account, refer to the section   o 1-800-368-7550 for the
                           on buying shares by mail or wire.                 automated phone system
                           ------------------------------------------------- -------------------------------------
 In Person                  Investors are welcome to visit the Investor       See instructions shown to the left.
--------------------------                                                   -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           -------------------------------------------------

 30 HOW TO BUY SHARES

 BUYING SHARES
--------------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
               ------------------------------------------------- ---------------------------------------
 By Wire                                                          To buy additional shares, instruct
--------------
                o Complete, sign and mail your account
                                                                 your bank or financial institution to
               application (refer to the section on buying
                                                                 use the same wire instructions
               shares by mail)
                                                                 shown to the left.
                                                                 --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number)
               Account Name: Provide your
               name as registered on the
               Fund account
               -------------------------------------------------
 By Internet    The maximum initial online purchase is            o To buy additional shares or buy
--------------
               $25,000. A new account may not be opened          shares of a new Fund, visit our
               by Internet unless you have another Wells         Web site at
               Fargo Advantage Fund account with your            www.wellsfargo.com/
               bank information on file. If you do not           advantagefunds.
               currently have an account, refer to the section
                                                                 o Subsequent online purchases
               on buying shares by mail or wire.
               -------------------------------------------------
                                                                 have a minimum of $100 and a
                                                                 maximum of $100,000. You may
                                                                 be eligible for an exception to
                                                                 this maximum. Please call
                                                                 Investor Services at 1-800-222-
                                                                 8222 for more information.
                                                                 --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. Institutions and other investors are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment may be waived or reduced in certain situations. Please see the Statement of Additional Information for details on minimum initial investment waivers.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

                                                            HOW TO BUY SHARES 31

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:


 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  National Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  Cash Investment Money
  Market
  Government Money Market
  Heritage Money Market
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------


 32 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ---------------------------------------------------------------------
 By Telephone /              o To speak with an investor services representative call
 Electronic Funds Transfer  1-800-222-8222 or use the automated phone system at
---------------------------
(EFT)
-----------------------  --
                            1-800-368-7550.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.
                            o Transfers made to a Wells Fargo Bank Account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            --------------
 By Wire                     o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------------
                            o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. We
                            reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.
                            --------------
 By Internet                 Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------- ---------------------------------------------------------------------
 In Person                   Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.

--------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. For the National Tax-Free Money Market Fund we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, and Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.


     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to

                                                           HOW TO SELL SHARES 33
     wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for for the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, and Treasury Plus Money Market Fund, and for longer than seven days for the National Tax-Free Money Market Fund. Generally, those extraordinary circumstances are when:
     (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.


 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 National Tax-Free Money
  Market
 o By 12:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)       Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 Cash Investment Money Market
 Government Money Market
 Heritage Money Market
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------


 34 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Administrator Class shares of the Heritage Money Market Fund and National Tax-Free Money Market Fund may be exchanged for Investor Class shares of any money market or non-money market fund.

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you exchange between a money market Fund and Class A shares of a non-money market Fund, you will buy shares at the Public Offering Price
   (POP) of the new Fund unless you are otherwise eligible to buy shares at NAV.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


                                                       HOW TO EXCHANGE SHARES 35

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more; and
   o must have your distributions reinvested.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

 36 ACCOUNT POLICIES

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 37

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 38 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the National Tax-Free Money Market Fund's net interest income from municipal obligations will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the National Tax-Free Money Market Fund attributable to other sources and of ordinary income from the other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct any distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

                                                                        TAXES 39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Institutional Class shares of the Treasury Plus Money Market Fund.


 40 FINANCIAL HIGHLIGHTS

CASH INVESTMENT MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 31, 2003
For a share outstanding throughout each period


                                     AUG. 31,
                                      2007              FEB. 28,           FEB. 28,          MARCH 31,        MARCH 31,
 FOR THE PERIOD ENDED:             (UNAUDITED)           2007              2006/4/            2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00              $1.00            $1.00            $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.03               0.05               0.03             0.01             0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                 0.00               0.00               0.00             0.00             0.00
                                      -------            -------            -------          -------          -------
  Total from investment
   operations                            0.03               0.05               0.03             0.01             0.01
                                      -------            -------            -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.03)             (0.05)             (0.03)           (0.01)           (0.01)
  Distributions from net
realized
   gain                                  0.00               0.00               0.00             0.00             0.00
                                      -------            -------            -------          -------          -------
  Total distributions                   (0.03)             (0.05)             (0.03)           (0.01)           (0.01)
                                      -------            -------            -------          -------          -------
 NET ASSET VALUE, END OF                $1.00              $1.00              $1.00            $1.00            $1.00
                                      =======            =======            =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                         2.57%              4.96%              3.06%            1.45%            0.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $1,733,795         $1,364,223         $1,150,617         $619,286         $281,124
  (000s)
  Ratio of net investment
income
   (loss) to average net                 5.09%              4.87%              3.37%            1.57%            0.79%
  assets
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                         0.37%              0.37%              0.37%            0.37%            0.39%
  Waived fees and reimbursed
   expenses                             (0.02)%            (0.02)%            (0.02)%          (0.02)%          (0.04)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses               0.35%              0.35%              0.35%            0.35%            0.35%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 41

GOVERNMENT MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 31, 2003
For a share outstanding throughout each period


                                     AUG. 31,
                                      2007              FEB. 28,          FEB. 28,         MARCH 31,        MARCH 31,
 FOR THE PERIOD ENDED:             (UNAUDITED)           2007             2006/4/           2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00            $1.00            $1.00            $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.03               0.05             0.03             0.01             0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                (0.00)              0.00             0.00             0.00             0.00
                                      -------            -------          -------          -------          -------
  Total from investment
   operations                            0.03               0.05             0.03             0.01             0.01
                                      -------            -------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.03)             (0.05)           (0.03)           (0.01)           (0.01)
  Distributions from net
realized
   gain                                  0.00               0.00             0.00             0.00             0.00
                                      -------            -------          -------          -------          -------
  Total distributions                   (0.03)             (0.05)           (0.03)           (0.01)           (0.01)
                                      -------            -------          -------          -------          -------
 NET ASSET VALUE, END OF                $1.00              $1.00            $1.00            $1.00            $1.00
                                      =======            =======          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                         2.53%              4.92%            3.05%            1.41%            0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $1,422,670         $1,179,768         $876,234         $596,740         $160,507
  (000s)
  Ratio of net investment
income
   (loss) to average net                 5.01%              4.82%            3.33%            1.59%            0.75%
  assets
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                         0.37%              0.37%            0.38%            0.38%            0.37%
  Waived fees and reimbursed
   expenses                             (0.02)%            (0.02)%          (0.03)%          (0.03)%          (0.02)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses               0.35%              0.35%            0.35%            0.35%            0.35%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 The Fund changed its fiscal year-end from March 31 to February 28.

 42 FINANCIAL HIGHLIGHTS

HERITAGE MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JUNE 29, 1995
For a share outstanding throughout each period/1/


                                 AUG. 31,
                                   2007        FEB. 28,      NOV. 1, 2005-
 FOR THE PERIOD ENDED:         (UNAUDITED)       2007      FEB. 28, 2006/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                             $1.00         $1.00            $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.03          0.05             0.01
  (loss)
  Net realized and unrealized
   gain (loss) on investments       0.00          0.00             0.00
                                  ------        ------          -------
  Total from investment
   operations                       0.03          0.05             0.01
                                  ------        ------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.03)        (0.05)           (0.01)
  Distributions from net
   realized gain                    0.00          0.00             0.00
                                  ------        ------          -------
  Total distributions              (0.03)        (0.05)           (0.01)
                                  ------        ------          -------
 NET ASSET VALUE, END OF
  PERIOD
(000)                              $1.00         $1.00            $1.00
                                  ======        ======          =======
 TOTAL RETURN/2/                    2.55%         4.91%            1.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $311,794      $287,293         $288,971
  Ratio of net investment
   income (loss) to average
   net assets                       5.04%         4.80%            3.91%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                    0.39%         0.40%            0.40%
  Waived fees and reimbursed
   expenses                        (0.02)%       (0.02)%          (0.02)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                         0.37%         0.38%            0.38%

                                  OCT.31,       OCT.31,       OCT.31,        OCT.31,
 FOR THE PERIOD ENDED:             2005          2004          2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                             $1.00         $1.00         $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.03          0.01          0.01            0.02
  (loss)
  Net realized and unrealized
   gain (loss) on investments       0.00          0.00          0.00            0.00
                                  ------        ------        ------          ------
  Total from investment
   operations                       0.03          0.01          0.01            0.02
                                  ------        ------        ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income               (0.03)        (0.01)        (0.01)          (0.02)
  Distributions from net
   realized gain                    0.00          0.00          0.00            0.00
                                  ------        ------        ------          ------
  Total distributions              (0.03)        (0.01)        (0.01)          (0.02)
                                  ------        ------        ------          ------
 NET ASSET VALUE, END OF
  PERIOD
(000)                              $1.00         $1.00         $1.00           $1.00
                                  ======        ======        ======          ======
 TOTAL RETURN/2/                    2.54%         0.88%         0.94%           1.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $301,694      $452,770      $706,440      $1,034,437
  Ratio of net investment
   income (loss) to average
   net assets                       2.41%         0.86%         0.95%           1.69%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                    0.56%         0.68%         0.62%           0.60%
  Waived fees and reimbursed
   expenses                        (0.17)%       (0.28)%       (0.22)%         (0.20)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                         0.39%         0.40%         0.40%           0.40%


1 The Fund changed its Fiscal year-end from October 31 to February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 43

NATIONAL TAX-FREE MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                    AUGUST 31,
                                      2007
 FOR THE PERIOD ENDED:            (UNAUDITED)        FEBRUARY 28, 2007       FEBRUARY 28, 2006/4/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                 $1.00                 $1.00                    $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.02                  0.03                     0.02
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.00                  0.00                     0.00
                                    --------             ---------                ---------
  Total from investment
   operations                           0.02                  0.03                     0.02
                                    --------             ---------                ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.02)                (0.03)                   (0.02)
  Distributions from net
realized
   gain                                 0.00                  0.00                     0.00
                                    --------             ---------                ---------
  Total distributions                  (0.02)                (0.03)                   (0.02)
                                    --------             ---------                ---------
 NET ASSET VALUE, END OF               $1.00                 $1.00                    $1.00
                                    ========             =========                =========
  PERIOD
 TOTAL RETURN/1/                        1.74%                 3.28%                    2.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $568,672              $541,840                 $561,788
  (000s)
  Ratio of net investment
income
   (loss) to average net                3.44%                 3.23%                    2.39%
  assets
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                        0.38%                 0.38%                    0.39%
  Waived fees and reimbursed
   expenses                            (0.08)%               (0.08)%                  (0.09)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses              0.30%                 0.30%                    0.30%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 For the period April 11, 2005, (commencement of operations) through February
  28, 2006.


 44 FINANCIAL HIGHLIGHTS

TREASURY PLUS MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 11, 1995
For a share outstanding throughout each period



                                  AUG. 31,
                                    2007          FEB. 28,        FEB. 28,
 FOR THE PERIOD ENDED:          (UNAUDITED)         2007          2006/4/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.02            0.05            0.03
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00            0.00
                                    ------          ------          ------
  Total from investment
   operations                         0.02            0.05            0.03
                                    ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.02)          (0.05)          (0.03)
  Distributions from net
   realized gain                      0.00            0.00            0.00
                                    ------          ------          ------
  Total distributions                (0.02)          (0.05)          (0.03)
                                    ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00
                                    ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      2.51%           5.01%           3.07%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $2,476,295      $1,822,046      $1,166,102
  Ratio of net investment
   income (loss) to average
   net assets                         4.97%           4.93%           3.29%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      0.26%           0.26%           0.26%
  Waived fees and reimbursed
   expenses                          (0.06)%         (0.06)%         (0.06)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.20%           0.20%

                                  MARCH 31,       MAR. 31,        MAR. 31,       MAR. 31,
 FOR THE PERIOD ENDED:              2005            2004            2003           2002
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $1.00           $1.00           $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.01            0.01            0.01          0.03
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.00            0.00            0.00          0.00
                                    ------          ------          ------        ------
  Total from investment
   operations                         0.01            0.01            0.01          0.03
                                    ------          ------          ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.01)          (0.01)          (0.01)        (0.03)
  Distributions from net
   realized gain                      0.00            0.00            0.00          0.00
                                    ------          ------          ------        ------
  Total distributions                (0.01)          (0.01)          (0.01)        (0.03)
                                    ------          ------          ------        ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00         $1.00
                                    ======          ======          ======        ======
  PERIOD
 TOTAL RETURN/1/                      1.48%           0.88%           1.45%         2.97%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $1,268,636      $1,964,435      $1,565,864      $905,766
  Ratio of net investment
   income (loss) to average
   net assets                         1.39%           0.88%           1.38%         2.78%
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2,3/                      0.27%           0.26%           0.29%         0.29%
  Waived fees and reimbursed
   expenses                          (0.07)%         (0.06)%         (0.08)%       (0.08)%
  Ratio of expenses to
average
   net assets after waived
   fees and reimbursed
   expenses                           0.20%           0.20%           0.21%         0.21%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


4 The Fund changed its fiscal year-end from March 31 to February 28.


                                                         FINANCIAL HIGHLIGHTS 45

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048MMAM/P1203 (3-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  MUNICIPAL INCOME FUNDS

California Limited-Term Tax-Free Fund
(Class A and Class C only)

California Tax-Free Fund

Colorado Tax-Free Fund


Intermediate Tax-Free Fund

(Class A and Class C only)

Minnesota Tax-Free Fund

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Short-Term Municipal Bond Fund

(Class A and Class C only)

Ultra Short-Term Municipal Income Fund
(Class C only)


Wisconsin Tax-Free Fund

(Class A and Class C only)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
California Limited-Term          4
  Tax-Free Fund
California Tax-Free Fund         8
Colorado Tax-Free Fund          13
Intermediate Tax-Free Fund      18
Minnesota Tax-Free Fund         23
Municipal Bond Fund             28
National Limited-Term           33
  Tax-Free Fund
National Tax-Free Fund          38
Short-Term Municipal Bond       43
  Fund
Ultra Short-Term Municipal      48
  Income Fund
Wisconsin Tax-Free Fund         53
Description of Principal        57
  Investment Risks
Portfolio Holdings              61
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     62
  of the Funds
About Wells Fargo Funds Trust   62
The Investment Adviser          62
The Sub-Adviser and             62
  Portfolio Managers
Dormant Multi-Manager           64
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes      65
Reductions and Waivers of      70
  Sales Charges
Compensation to Dealers and    74
  Shareholder
   Servicing Agents
Pricing Fund Shares            75
How to Open an Account         76
How to Buy Shares              77
How to Sell Shares             79
How to Exchange Shares         82
Account Policies               84


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   86
Taxes                           87
Financial Highlights            88
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Stephen Galiani

FUND INCEPTION:
11/18/1992
CLASS A
Ticker: SFCIX
CLASS C
Ticker: SFCCX

INVESTMENT OBJECTIVE
The California Limited-Term Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o California Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                      Calendar Year Total Returns for Class A/1/
                                 as of 12/31 each year
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
5.46%      0.04%      6.80%      4.20%      6.07%      2.34%      2.51%      1.37%      3.22%      3.04%


            BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       3.05%
  Worst Quarter:      Q2    1999       -1.57%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                       1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                -0.01%         1.87%         3.17%
  Returns After Taxes on              -0.02%         1.82%         3.10%
  Distributions/2/
  Returns After Taxes on               1.22%         1.98%         3.14%
Distributions and Sale of
  Fund Shares/2/
 CLASS C/1/ Returns Before             1.28%         1.75%         2.66%
  Taxes
 LEHMAN BROTHERS 3-YEAR                5.00%         2.67%         3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on November 18, 1992.
  Class C shares incepted on August 30, 2002. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 6 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A          CLASS C
  Maximum sales charge              3.00%             None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.69%          0.69%
  TOTAL ANNUAL FUND                1.09%          1.84%
  OPERATING EXPENSES
  Fee Waivers                       0.24%          0.24%
  NET EXPENSES/4/                  0.85%          1.60%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s) shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $384            $263
   3 Years           $613            $555
   5 Years           $860            $973
  10 Years         $1,568          $2,139
 If you do NOT sell your shares at the end of
the period:
   1 Year            $384            $163
   3 Years           $613            $555
   5 Years           $860            $973
  10 Years         $1,568          $2,139

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 7

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Stephen Galiani

FUND INCEPTION:
10/06/1988
CLASS A
Ticker: SCTAX
CLASS B
Ticker: SGCBX
CLASS C
Ticker: SCTCX

INVESTMENT OBJECTIVE
The California Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o California Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      CALIFORNIA TAX-FREE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class A/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.81%   -3.65%   13.70%   4.20%   7.54%   4.53%   4.85%   4.58%   4.90%   1.97%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       4.89%
  Worst Quarter:      Q2    1999      -2.50%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.61%       3.21%          4.38%
  Returns After Taxes on             -2.65%       3.09%          4.27%
  Distributions/2/
  Returns After Taxes on             -0.17%       3.34%          4.37%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.64%       2.98%          4.07%
  Taxes
 CLASS C/1/ Returns Before            0.18%       3.32%          4.06%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 6, 1988. Class
  B shares incepted on December 15, 1997. Class C shares incepted on July 1,
  1993.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 10 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.63%         0.63%         0.63%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.04%         1.79%         1.79%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.23%         0.23%         0.23%
  NET EXPENSES/5,6,7/             0.81%         1.56%         1.56%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.80% for Class A shares, and 1.55% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

                                                     CALIFORNIA TAX-FREE FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $529           $659           $259
   3 Years          $744           $841           $541
   5 Years          $977         $1,148           $948
  10 Years        $1,644         $1,792         $2,086
 If you do NOT sell your shares at the end of the period:
   1 Year           $529           $159           $159
   3 Years          $744           $541           $541
   5 Years          $977           $948           $948
  10 Years        $1,644         $1,792         $2,086

 12 CALIFORNIA TAX-FREE FUND

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani
Adrian Van Poppel

FUND INCEPTION:
6/01/1993
CLASS A
Ticker: NWCOX

CLASS B
Ticker: NWCBX
CLASS C
Ticker: WCOTX


INVESTMENT OBJECTIVE
The Colorado Tax-Free Fund seeks current income exempt from federal income tax and Colorado individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       COLORADO TAX-FREE FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Colorado Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


            Calendar Year Total Returns for Class A/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
6.14%   -5.48%   13.74%   5.38%   10.24%   4.59%   3.77%   3.01%   4.25%   2.44%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       5.99%
  Worst Quarter:      Q2    1999      -2.30%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.17%       2.66%          4.22%
  Returns After Taxes on             -2.18%       2.66%          4.21%
  Distributions/2/
  Returns After Taxes on              0.00%       2.88%          4.27%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.22%       2.48%          3.92%
  Taxes
 CLASS C/1/ Returns Before            0.78%       2.84%          3.92%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on June 1, 1993. Class B shares incepted on August 2, 1993. Class C shares incepted on March 31,
  2008. Performance shown prior to the inception of the Class C shares reflects the performance of the Class B shares, adjusted to reflect Class C expenses and sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


                                                       COLORADO TAX-FREE FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS B       CLASS C
  Management Fees/2/               0.40%          0.40%         0.40%
  Distribution (12b-1) Fees        0.00%          0.75%         0.75%
  Other Expenses/3/                0.68%          0.68%         0.68%
  Acquired Fund Fees and           0.01%          0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND              1.09%/5/       1.84%/5/        1.84%
  OPERATING EXPENSES
  Fee Waivers                      0.23%          0.23%         0.23%
  NET EXPENSES/7/                0.86%/6/       1.61%/6/        1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other Fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B shares. After this date, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 16 COLORADO TAX-FREE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $534           $664           $264
   3 Years          $760           $857           $557
   5 Years        $1,003         $1,176           $976
  10 Years        $1,702         $1,854         $2,144
 If you do NOT sell your shares at the end of the period:
   1 Year           $534           $164           $164
   3 Years          $760           $557           $557
   5 Years        $1,003           $976           $976
  10 Years        $1,702         $1,854         $2,144


                                                       COLORADO TAX-FREE FUND 17

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:
7/31/2001

CLASS A
Ticker: WFTAX
CLASS C
Ticker: WFTFX

INVESTMENT OBJECTIVE
The Intermediate Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. While we reserve the right to invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax or federal AMT, we currently intend under normal conditions to avoid investing in securities that pay interest subject to federal income tax or federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   INTERMEDIATE TAX-FREE FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Intermediate Tax-Free Fund was organized as the successor fund to the Strong Intermediate Municipal Bond Fund.

[GRAPHIC APPEARS HERE]


  Calendar Year Total Returns for Class A/1/
     as of 12/31 each year
2002    2003    2004    2005    2006    2007
9.90%   6.89%   4.93%   3.00%   4.63%   3.48%



      BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       3.84%
  Worst Quarter:      Q2    2004      -1.48%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes             3.48%        4.58%              5.51%
  Returns After Taxes on           3.44%        4.38%              5.33%
  Distributions/2/
  Returns After Taxes on           3.64%        4.35%              5.21%
Distributions and Sale of
  Fund Shares/2/
 CLASS C/1/RETURNS BEFORE          3.48%        4.58%              5.51%
  TAXES
 LEHMAN BROTHERS 7-YEAR            5.06%        3.86%              4.68%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart and Average Annual Total Returns do not reflect sales charges. If they did, returns would be lower. Class A and Class C shares incepted on July 31, 2007. Performance shown reflects the performance of the Investor Class shares, which incepted on July 31, 2001, and includes expenses that are not applicable to those of Class A and Class
  C shares. Investor Class annual returns are substantially similar to what the Class A and Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses. Returns for the Classes and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 7-Year Municipal Bond Index is the 7-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 20 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A        CLASS C
  Maximum sales charge             3.00%          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales           None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.64%          0.64%
  Acquired Fund Fees and            0.01%          0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                1.05%          1.80%
  OPERATING EXPENSES/5/
  Fee Waivers                       0.34%          0.34%
  NET EXPENSES/6,7/                0.71%          1.46%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009 , to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.70% for Class A shares and 1.45% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                   INTERMEDIATE TAX-FREE FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $643            $249
   3 Years            $859            $534
   5 Years          $1,091            $945
   10 Years         $1,758          $2,094
 If you do NOT sell your shares at the end of
the period:
   1 Year             $643            $149
   3 Years            $859            $534
   5 Years          $1,091            $945
   10 Years         $1,758          $2,094


 22 INTERMEDIATE TAX-FREE FUND

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Adrian Van Poppel

FUND INCEPTION:
1/12/1988
CLASS A
Ticker: NMTFX
CLASS B
Ticker: NWMBX
CLASS C
Ticker: WMTCX

INVESTMENT OBJECTIVE
The Minnesota Tax-Free Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax , including federal AMT, and Minnesota individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                      MINNESOTA TAX-FREE FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Minnesota Municipal Securities Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class A/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.22%   -5.93%   12.48%   5.28%   8.92%   5.01%   3.81%   2.87%   4.24%   2.82%


           BEST AND WORST QUARTER
  Best Quarter:       Q4    2000       4.74%
  Worst Quarter:      Q3    1999      -2.60%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -1.80%       2.80%          3.99%
  Returns After Taxes on             -1.86%       2.75%          3.96%
  Distributions/2/
  Returns After Taxes on              0.31%       2.97%          4.04%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -2.94%       2.62%          3.69%
  Taxes
 CLASS C/1/ Returns Before            1.15%       2.97%          3.69%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on January 12, 1988. Class B shares incepted on August 6, 1993. Class C shares incepted on April 11, 2005. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                      MINNESOTA TAX-FREE FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.67%         0.67%         0.67%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.08%         1.83%         1.83%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.22%         0.22%         0.22%
  NET EXPENSES/5,6,7/             0.86%         1.61%         1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

 26 MINNESOTA TAX-FREE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $534           $664           $264
   3 Years          $757           $854           $554
   5 Years          $998         $1,170           $970
  10 Years        $1,689         $1,837         $2,130
 If you do NOT sell your shares at the end of the period:
   1 Year           $534           $164           $164
   3 Years          $757           $554           $554
   5 Years          $998           $970           $970
  10 Years        $1,689         $1,837         $2,130

                                                      MINNESOTA TAX-FREE FUND 27

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:
10/23/1986

CLASS A:
Ticker: WMFAX
CLASS B:
Ticker: WMFBX

CLASS C:
Ticker: WMFCX


INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o  up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 25% of the Fund's total assets in below investment-grade municipal securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          MUNICIPAL BOND FUND 29

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


               Calendar Year Total Returns for Class A/1/
                          as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004     2005    2006    2007
6.59%   -6.56%   3.23%   4.66%   6.46%   6.71%   10.27%   4.94%   5.71%   2.23%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2004       7.11%
  Worst Quarter:      Q4    1999      -3.61%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.33%       4.97%          3.86%
  Returns After Taxes on             -2.32%       4.96%          3.85%
  Distributions/2/
  Returns After Taxes on             -0.09%       4.89%          3.93%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.53%       4.84%          3.58%
  Taxes
 CLASS C/1/ Returns Before            0.36%       5.15%          3.57%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on April 11, 2005. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 30 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.67%         0.67%         0.67%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.08%         1.83%         1.83%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.32%         0.32%         0.32%
  NET EXPENSES/5,6,7/             0.76%         1.51%         1.51%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or any other fund held by the Fund, at 0.75% for Class A shares, and 1.50% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                          MUNICIPAL BOND FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $648           $654           $254
   3 Years          $869           $845           $545
   5 Years        $1,108         $1,163           $963
  10 Years        $1,793         $1,837         $2,128
 If you do NOT sell your shares at the end of the period:
   1 Year           $648           $154           $154
   3 Years          $869           $545           $545
   5 Years        $1,108           $963           $963
  10 Years        $1,793         $1,837         $2,128


 32 MUNICIPAL BOND FUND

NATIONAL LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
10/1/1996
CLASS A
Ticker: WNLAX
CLASS B
Ticker: WNLBX
CLASS C
Ticker: WNLCX

INVESTMENT OBJECTIVE
The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 1 and 5 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class A/1/
                     as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004    2005    2006    2007
5.02%   -0.17%   6.26%   5.22%   7.91%   3.27%   1.52%   0.81%   3.04%   3.50%


           BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       3.62%
  Worst Quarter:      Q2    2004      -1.74%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                0.40%       1.80%          3.30%
  Returns After Taxes on              0.40%       1.80%          3.29%
  Distributions/2/
  Returns After Taxes on              1.51%       1.97%          3.34%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -0.27%       1.65%          2.83%
  Taxes
 CLASS C/1/ Returns Before            1.73%       1.62%          2.82%
  Taxes
 LEHMAN BROTHERS 3-YEAR               5.00%       2.67%          3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            3.00%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       3.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.71%         0.71%         0.71%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.12%         1.87%         1.87%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.31%         0.31%         0.31%
  NET EXPENSES/5,6,7/             0.81%         1.56%         1.56%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.80% for Class A shares, and 1.55% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

 36 NATIONAL LIMITED-TERM TAX-FREE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $380           $459           $259
   3 Years          $615           $658           $558
   5 Years          $869           $895           $982
  10 Years        $1,595         $1,616         $2,165
 If you do NOT sell your shares at the end of the period:
   1 Year           $380           $159           $159
   3 Years          $615           $558           $558
   5 Years          $869           $895           $982
  10 Years        $1,595         $1,616         $2,165

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 37

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:

8/1/1989
CLASS A
Ticker: NWTFX
CLASS B
Ticker: NWTBX
CLASS C
Ticker: WFNTX

INVESTMENT OBJECTIVE
The National Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy.In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 38 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       NATIONAL TAX-FREE FUND 39

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                   Calendar Year Total Returns for Class A/1/
                              as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.43%   -5.38%   12.80%   4.67%   8.05%   4.40%   4.66%   4.05%   4.53%   2.33%


           BEST AND WORST QUARTER
  Best Quarter:       Q4    2000       5.26%
  Worst Quarter:      Q2    2004      -2.46%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.27%       3.04%          4.08%
  Returns After Taxes on             -2.27%       3.04%          4.08%
  Distributions/2/
  Returns After Taxes on             -0.08%       3.20%          4.15%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.43%       2.84%          3.78%
  Taxes
 CLASS C/1/ Returns Before            0.47%       3.20%          3.77%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 1, 1989. Class B shares incepted on August 6, 1993. Class C shares incepted November 8, 1999. Performance shown prior to the inception of the Class C shares reflects performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 40 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.66%         0.66%         0.66%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.07%         1.82%         1.82%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.21%         0.21%         0.21%
  NET EXPENSES/5,6,7/             0.86%         1.61%         1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

                                                       NATIONAL TAX-FREE FUND 41

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $534           $664           $264
   3 Years          $755           $852           $552
   5 Years          $994         $1,166           $966
  10 Years        $1,679         $1,827         $2,120
 If you do NOT sell your shares at the end of the period:
   1 Year           $534           $164           $164
   3 Years          $755           $552           $552
   5 Years          $994           $966           $966
  10 Years        $1,679         $1,827         $2,120

 42 NATIONAL TAX-FREE FUND

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
12/31/1991

CLASS A
Class A shares are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" for further information.

CLASS C
Ticker: WSSCX

INVESTMENT OBJECTIVE
The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                               SHORT-TERM MUNICIPAL BOND FUND 43

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 44 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Municipal Bond Fund was organized as the successor fund to the Strong Short-Term Municipal Bond Fund and the Strong Short-Term High Yield Municipal Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class C/1/
                     as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004    2005    2006    2007
4.30%   -0.04%   3.80%   3.92%   3.82%   2.64%   2.03%   1.68%   2.73%   3.04%



           BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       1.68%
  Worst Quarter:      Q2    1999      -1.06%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes                2.04%       2.42%          2.78%
  Returns After Taxes on              2.04%       2.42%          2.78%
  Distributions/2/
  Returns After Taxes on              2.39%       2.43%          2.88%
Distributions and Sale of
  Fund Shares/2/
 CLASS A/1/Returns Before            -0.05%       1.80%          2.47%
  Taxes
 LEHMAN BROTHERS 3-YEAR               5.00%       2.67%          3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 1- AND               4.68%       2.51%          3.71%
3-YEAR COMPOSITE MUNICIPAL
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on January 31, 2003. Performance shown prior to April 11, 2005, for the Class C shares reflects the performance of the Class C shares of the Strong Short-Term Municipal
  Bond Fund, the predecessor fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class A shares reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class A shares will vary.

3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
4 The Lehman Brothers 1- and 3-Year Composite Index is a blended index weighted
  50% in the Lehman Brothers 1-Year Municipal Bond Index (the 1-2 year component of the Lehman Brothers Municipal Bond Index), and 50% in the Lehman Brothers 3-Year Municipal Bond Index, (the 2-4 year component of the Lehman Brothers Municipal Bond Index).The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                               SHORT-TERM MUNICIPAL BOND FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A        CLASS C
  Maximum sales charge               3.00%         None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A        CLASS C
  Management Fees/2/                0.39%           0.39%
  Distribution (12b-1) Fees         0.00%           0.75%
  Other Expenses/3/                 0.62%           0.59%
  Acquired Fund Fees and            0.01%           0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.02%/5/         1.74%
  OPERATING EXPENSES
  Fee Waivers                       0.41%           0.18%
  NET EXPENSES/6,7/               0.61%/5/         1.56%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.60% for Class A shares and 1.55% for Class C shares. After this date, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 46 SHORT-TERM MUNICIPAL BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                   CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $360            $259
   3 Years           $576            $531
   5 Years           $809            $928
  10 Years         $1,479          $2,040
 If you do NOT sell your shares at the end of
the period:
   1 Year            $360            $159
   3 Years           $576            $531
   5 Years           $809            $928
  10 Years         $1,479          $2,040


                                               SHORT-TERM MUNICIPAL BOND FUND 47

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
11/30/1995
CLASS C
Ticker: WFUSX

INVESTMENT OBJECTIVE
The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 48 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 49

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Municipal Income Fund was organized as the successor fund to the Strong Ultra Short-Term Municipal Income Fund.

[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for Class C/1/
                     as of 12/31 each year
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.57%   3.00%   3.93%   3.14%   2.76%   2.21%   0.74%   2.12%   3.34%   3.99%







      BEST AND WORST QUARTER
  Best Quarter:       Q3    2007       1.28%
  Worst Quarter:      Q1    2004      -0.12%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes             3.99%        2.47%          2.97%
  Returns After Taxes on           3.99%        2.47%          2.97%
  Distributions/2/
  Returns After Taxes on           3.99%        2.54%          3.04%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 1-YEAR            4.37%        2.36%          3.44%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Class C shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on November 30, 1995, and includes expenses that are not applicable to and are lower than those of the Class C shares. Investor Class annual returns are substantially similar to what the Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent the classes do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 50 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                      CLASS C
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                    CLASS C
  Management Fees/1/                    0.40%
  Distribution (12b-1) Fees             0.75%
  Other Expenses/2/                     0.66%
  Acquired Fund Fees and                0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.82%
  OPERATING EXPENSES
  Fee Waivers                           0.39%
  NET EXPENSES/4,5/                    1.43%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.42%. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 51

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                        CLASS C
 If you sell your shares at the
end of the period:
   1 Year                 $246
   3 Years                $536
   5 Years                $952
  10 Years              $2,112
 If you do NOT sell your shares at
the end of the period:
   1 Year                 $146
   3 Years                $536
   5 Years                $952
  10 Years              $2,112


 52 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION:
04/06/2001

CLASS A
Ticker: WWTFX

CLASS C
Ticker: WWTCX

INVESTMENT OBJECTIVE
The Wisconsin Tax-Free Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT, and;
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisconsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. The Fund may invest in debt obligations issued by Puerto Rico. As part of our investment strategy we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                      WISCONSIN TAX-FREE FUND 53

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Puerto Rico Municipal Securities Risk
   o Regulatory Risk
   o Wisconsin Municipal Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 54 WISCONSIN TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Wells Fargo Advantage Wisconsin Tax-Free Fund was organized as the successor fund to the Strong Wisconsin Tax-Free Fund.

[GRAPHIC APPEARS HERE]


  Calendar Year Total Returns for Class C/1/
            as of 12/31 each year
2002    2003    2004    2005    2006    2007
8.37%   4.37%   3.18%   2.51%   3.79%   2.52%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       4.29%
  Worst Quarter:      Q2    2004      -2.03%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS C/1/
  Returns Before Taxes                1.52%       3.27%              4.22%
  Returns After Taxes on              1.46%       3.14%              4.12%
  Distributions/2/
  Returns After Taxes on              2.01%       3.18%              4.08%
Distributions and Sale of
  Fund Shares/2/
 CLASS A/1/ RETURNS BEFORE           -2.09%       2.32%              3.51%
  TAXES
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%              5.04%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on December 26, 2002. Performance shown prior to April 11, 2005, for the Class C shares reflects the performance of the Class C shares of the Strong Wisconsin Tax-Free Fund, the predecessor fund. Performance shown prior to the inception of the Class
  C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses.
  The Investor Class shares of the predecessor fund incepted on April 6, 2001. Returns for the Class A shares, Class C shares and Index shown in the Life of the Fund column are as of the Fund inception date. Class A shares incepted on March 31, 2008. Performance shown prior to the inception of the Class A shares reflects the performance of the Class C shares, and include expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class A shares will vary.

3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                      WISCONSIN TAX-FREE FUND 55

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A        CLASS C
  Maximum sales charge             4.50%          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales           None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.74%          0.74%
  TOTAL ANNUAL FUND                1.14%          1.89%
  OPERATING EXPENSES
  Fee Waivers                       0.44%          0.40%
  NET EXPENSES/4/                  0.70%          1.49%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


4 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.70% for Class A shares and 1.60% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                   CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $642            $252
   3 Years           $876            $556
   5 Years         $1,128            $987
  10 Years         $1,849          $2,187
 If you do NOT sell your shares at the end of
the period:
   1 Year            $642            $152
   3 Years           $876            $556
   5 Years         $1,128            $987
  10 Years         $1,849          $2,187


 56 WISCONSIN TAX-FREE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CALIFORNIA MUNICIPAL  Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK       Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.
COLORADO MUNICIPAL    Events in Colorado are likely to affect a Fund's investments in Colorado municipal securities.
SECURITIES RISK       The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing.
                      Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where the Fund agrees to buy a security and where the seller agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual repurchase obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect the value of the security. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 57

DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                            For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 58 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MINNESOTA MUNICIPAL        Events in Minnesota are likely to affect a Fund's investments in Minnesota municipal
SECURITIES RISK            securities. Although Minnesota has a relatively diverse economy, its economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.
MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                           Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                           (AMT) for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
NON-DIVERSIFICATION RISK   Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                           "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                           of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
PUERTO RICO MUNICIPAL      Events in Puerto Rico are likely to affect a Fund's investments in Puerto Rico municipal
SECURITIES RISK            securities. The majority of Puerto Rico's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electricity, education and public construction. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployment rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 59

REGULATORY RISK      Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
WISCONSIN MUNICIPAL  The Wisconsin economy relies significantly on its dairy products, motor vehicles, paper
SECURITIES RISK      products, meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities.

 60 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 61

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



JULIO C. BONILLA, CFA        Mr. Bonilla is jointly responsible for managing the California Limited-Term Tax-Free
California Limited-Term      Fund, which he has managed since 2005, and the Ultra Short-Term Municipal Income
 Tax-Free Fund               Fund, which he has managed since 2007. Mr. Bonilla joined Wells Capital Management
Ultra Short-Term Municipal   in 2000 as a portfolio manager for the Money Market Funds management team, and
 Income Fund                 since 2005 has been a portfolio manager with the Municipal Fixed Income Team, specializing in tax-exempt securities. Education: B.A., Political Science, University of San
                             Diego; M.B.A., Finance, Pepperdine University.
WENDY CASETTA                Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income
Minnesota Tax-Free Fund      Fund, which she has managed since 2005, the Short-Term Municipal Bond Fund, which
Short-Term Municipal         she has managed since 2007, and the Minnesota Tax-Free Fund, which she has
 Bond Fund                   managed since 2008. Ms. Casetta joined Wells Capital Management in 2005 as a
Ultra Short-Term Municipal   portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital
 Income Fund                 Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin-Oshkosh; M.B.A., Business
                             Administration, University of North Florida.
LYLE J. FITTERER, CFA, CPA   Mr. Fitterer is responsible for managing the National Limited-Term Tax-Free Fund,
Intermediate Tax-Free Fund   which he has managed since 2006. He is jointly responsible for managing the Ultra
Municipal Bond Fund          Short-Term Municipal Income Fund, Short-Term Municipal Bond Fund and the
National Limited-Term        Municipal Bond Fund, all of which he has managed since 2000, the Intermediate
 Tax-Free Fund               Tax-Free Fund and the Wisconsin Tax-Free Fund, both of which he has managed since
National Tax-Free Fund       2001, and the National Tax-Free Fund, which he has managed since 2006. Mr. Fitterer
Short-Term Municipal         joined Wells Capital Management in 2005 as the managing director and head of the
 Bond Fund                   Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a
Ultra Short-Term Municipal   senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining
 Income Fund                 Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed
Wisconsin Tax-Free Fund      Income Team at Strong Capital Management for five years. Education: B.S., Accounting,
                             University of North Dakota.
STEPHEN GALIANI              Mr. Galiani is jointly responsible for managing the California Limited-Term Tax-Free
California Limited-Term      Fund, which he has managed since 2001, and the Colorado Tax-Free Fund, which he has
 Tax-Free Fund               managed since 2006. He is also responsible for managing the California Tax-Free Fund,
California Tax-Free Fund     which he has managed since 1999. Mr. Galiani joined Wells Capital Management in
Colorado Tax-Free Fund       1997 and has since served as a portfolio manager on the Municipal Fixed Income
                             Team. Education: B.A., English, Manhattan College; M.B.A., Boston University.
THOMAS STOECKMANN            Mr. Stoeckmann is jointly responsible for managing the Wisconsin Tax-Free Fund, which
Wisconsin Tax-Free Fund      he has managed since 2005. Mr. Stoeckmann joined Wells Capital Management 2005 as a senior research analyst on the Municipal Fixed Income Team, specializing in transportation, education and project finance. Prior to joining Wells Capital
                             Management, Mr. Stoeckmann served as a municipal research analyst for Strong
                             Capital Management since 1996. Education: B.A., Financial Management, Bob Jones
                             University; M.B.A., Business Administration-Finance, Marquette University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

ADRIAN VAN POPPEL         Mr. Van Poppel is jointly responsible for managing the Colorado Tax-Free Fund and the
Colorado Tax-Free Fund    Minnesota Tax-Free Fund, each of which he has managed since 2005. Mr. Van Poppel
Minnesota Tax-Free Fund   joined Wells Capital Management in 1997 and currently serves as a portfolio manager, specializing in tax-free mutual funds, as well as separate accounts in Minnesota,
                          Arizona and California. Previously, Mr. Van Poppel was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San
                          Francisco. Education: B.A., Business Administration and Economics, Saint Mary's College
                          (Moraga, California).

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, and Wisconsin Tax-Free Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.


Not all Funds offer all three classes. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Class A shares of the Short-Term Municipal Bond Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Administrator Class, Class A or Class B shares of the National Limited-Term Tax-Free Fund as a result of the proposed reorganization of such fund into the Short-Term Municipal Bond Fund. Currently, Class A shares of the Short-Term Municipal Bond Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which if approved, is expected to occur on July 18, 2008. Thereafter, Class A shares of the Short-Term Municipal Bond Fund will be available for investment to any other investors.



                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      3% or 4.5%, depending on          None. Your entire investment      None. Your entire investment
                          the Fund                          goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that,                3% or 5% and declines until       1% if shares are sold within
 SALES CHARGE (CDSC)      depending on the Fund, a          it reaches 0% at the              one year after purchase.
                          charge of 0.50% or 1%             beginning of the 4th or 7th
                          applies to certain                year depending on the
                          redemptions made within           Fund.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.



1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

                                                    A CHOICE OF SHARE CLASSES 65

CLASS A SHARES SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.


    CLASS A SHARES SALES CHARGE SCHEDULE FOR ALL FUNDS (EXCEPT FOR THE
                  CALIFORNIA LIMITED-TERM TAX-FREE FUND,
  INTERMEDIATE TAX-FREE FUND, MUNICIPAL BOND FUND, NATIONAL LIMITED-TERM
                      TAX-FREE FUND, AND THE SHORT-
                        TERM MUNICIPAL BOND FUND)
                                    FRONT-END SALES        FRONT-END SALES
                                     CHARGE AS %           CHARGE AS %
                                      OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE                OFFERING PRICE            INVESTED
  Less than $50,000                      4.50%                  4.71%
  $50,000 to $99,999                     4.00%                  4.17%
  $100,000 to $249,999                   3.50%                  3.63%
  $250,000 to $499,999                   2.50%                  2.56%
  $500,000 to $999,999                   2.00%                  2.04%
  $1,000,000 and over/1/                 0.00%                  0.00%



1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



 CLASS A SHARES SALES CHARGE SCHEDULE FOR THE CALIFORNIA LIMITED-TERM
                 TAX-FREE FUND, INTERMEDIATE TAX-FREE
  FUND, MUNICIPAL BOND FUND, NATIONAL LIMITED-TERM TAX-FREE FUND AND
                    SHORT-TERM MUNICIPAL BOND FUND
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  3.00%                  3.09%
  $50,000 to $99,999                 2.50%                  2.56%
  $100,000 to $249,999               2.00%                  2.04%
  $250,000 to $499,999               1.50%                  1.52%
  $500,000 to $999,999               1.00%                  1.01%
  $1,000,000 and over/1/             0.00%                  0.00%



1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


 66 A CHOICE OF SHARE CLASSES

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date, and three years for the National Limited-Term Tax-Free Fund, may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



              CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS (EXCEPT FOR THE NATIONAL LIMITED-TERM TAX-FREE FUND)
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares


        CLASS B SHARES CDSC SCHEDULE FOR THE NATIONAL LIMITED-TERM TAX-FREE FUND
 REDEMPTION WITHIN       1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                    3.00%         2.00%         1.00%         0.00%        A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, and three years for the National Limited-Term Tax-Free Fund, the CDSC expires. After shares are held for seven years, and four years for the National Limited-Term Tax-Free Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


                                   CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                           5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares


                               CLASS B SHARES CDSC SCHEDULE FOR THE MUNICIPAL BOND FUND
 REDEMPTION WITHIN     1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                  5.00%     4.00%      3.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for eight years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 67

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

 68 A CHOICE OF SHARE CLASSES

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 69

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

 70 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:


 CAN THIS TYPE OF ACCOUNT BE
  AGGREGATED?                      YES       NO
 Individual accounts              X
 Joint accounts                   X
 UGMA/UTMA accounts               X
 Trust accounts over which        X
the shareholder has
individual or shared
  authority
 Solely owned business            X
  accounts
 RETIREMENT PLANS
 Traditional and Roth IRAs        X
 SEP IRAs                         X
 SIMPLE IRAs that use the                   X
WELLS FARGO ADVANTAGE FUNDS
  prototype agreement*
 SIMPLE IRAs that do not use      X
the WELLS FARGO ADVANTAGE
  FUNDS prototype agreement
 403(b) Plan accounts             X
 401(k) Plan accounts                       X
 OTHER ACCOUNTS
 529 Plan accounts*                         X
 Accounts held through other                X
  brokerage firms


* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 71

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.


o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999, for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 72 REDUCTIONS AND WAIVERS OF SALES CHARGES

 FUND                                CLASS B          CLASS C
 California Limited-Term              N/A             0.75%
  Tax-Free Fund
 California Tax-Free Fund            0.75%            0.75%
 Colorado Tax-Free Fund              0.75%            0.75%
 Intermediate Tax-Free Fund           N/A             0.75%
 Minnesota Tax-Free Fund             0.75%            0.75%
 Municipal Bond Fund                 0.75%            0.75%
 National Limited-Term               0.75%            0.75%
  Tax-Free Fund
 National Tax-Free Fund              0.75%            0.75%
 Short-Term Municipal Bond            N/A             0.75%
  Fund
 Ultra Short-Term Municipal           N/A             0.75%
  Income Fund
 Wisconsin Tax-Free Fund              N/A             0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 73

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 74 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 75

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 76 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $1,000                                             $100
 IRAs, IRA rollovers, Roth     $250                                             $100
  IRAs
 UGMA/UTMA accounts             $50                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -------------------------------------
 By Internet                 A new account may not be opened by                 o To buy additional shares or buy
---------------------------
                            Internet unless you have another Wells Fargo       shares of a new Fund, visit
                            Advantage Fund account with your bank              www.wellsfargo.com/
                            information on file. If you do not currently       advantagefunds.
                            have an account, refer to the section on           o Subsequent online purchases
                            buying shares by mail or wire.                     have a minimum of $100 and a

                                                                               maximum of $100,000. You may
                                                                               be eligible for an exception to
                                                                               this maximum. Please call
                                                                               Investor Services at
                                                                               1-800-222-8222 for more
                                                                               information.
                            -------------------------------------------------- -----
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------
                             application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                               with your name, the Fund name,
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            -------------------------------------------------- -------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system.
                            -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 77

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 78 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------
                     Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                     ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                     dollar amount you wish to receive (or write "Full Redemption"
                     to redeem your remaining account balance) to the address
                     below.
                     o Make sure all account owners sign the request exactly as their names appear on the account application.
                     o  A medallion guarantee may be required under certain
                     circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------
                     o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                     o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                     o There is a $10 fee for each request.
                     ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------
                     questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                     Wisconsin 53051.
                     ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 79

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
-----------------------  --
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 80 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 81

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it


 82 HOW TO EXCHANGE SHARES
determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 83

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 84 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.


To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 85

DISTRIBUTIONS
--------------------------------------------------------------------------------


Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 86 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. It is intended that distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state's individual income taxes if the Fund primarily invests in such securities. For example, you generally will not be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund's Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to the Minnesota AMT. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 87

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the Colorado Tax-Free Fund and Wisconsin Tax-Free fund, Class C shares of the Short-Term Municipal Bond Fund, and Investor Class shares of the Ultra Short-Term Municipal Income Fund.


 88 FINANCIAL HIGHLIGHTS

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 18, 1992
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.36          $10.34          $10.60          $10.46          $10.74          $10.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.19            0.36            0.30            0.28            0.23            0.25
  Net realized and
   unrealized gain (loss)
   on investments                       0.04            0.02           (0.24)           0.15           (0.22)           0.24
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.23            0.38            0.06            0.43            0.01            0.49
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.19)          (0.36)          (0.29)          (0.27)          (0.23)          (0.25)
  Distributions from net
   realized gain                        0.00            0.00           (0.03)          (0.02)          (0.06)           0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.19)          (0.36)          (0.32)          (0.29)          (0.29)          (0.25)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.40          $10.36          $10.34          $10.60          $10.46          $10.74
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.22%           3.74%           0.58%           4.20%           0.11%           4.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $39,860         $41,140         $39,433         $52,029         $63,231         $99,568
  Ratio of net investment
   income (loss) to
   average net assets                   3.61%           3.50%           2.85%           2.63%           2.13%           2.35%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.10%           1.09%           1.09%           1.08%           1.05%           0.99%
  Waived fees and
   reimbursed expenses/2/              (0.25)%         (0.24)%         (0.24)%         (0.23)%         (0.20)%         (0.18)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                          0.85%           0.85%           0.85%           0.85%           0.85%           0.81%
  Portfolio turnover rate/3/              46%             80%             82%            111%             48%             64%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period August 30, 2002 (commencement of Class) to June 30, 2003. 5 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 89

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CLASS C SHARES-COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/5/        JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004           2003/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.34        $10.34         $10.59         $10.46         $10.74          $10.63
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.15          0.30           0.22           0.20           0.15            0.13
  Net realized and
   unrealized gain (loss)
   on investments                     0.04          0.01          (0.23)          0.14          (0.22)           0.11
                                 ---------      --------       --------       --------       --------        --------
  Total income from
   investment operations              0.19          0.31          (0.01)          0.34          (0.07)           0.24
                                 ---------      --------       --------       --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.15)        (0.29)         (0.21)         (0.19)         (0.15)          (0.13)
  Distributions from net
   realized gain                      0.00          0.00          (0.03)         (0.02)         (0.06)           0.00
                                 ---------      --------       --------       --------       --------        --------
  Total distributions                              (0.29)         (0.24)         (0.21)         (0.21)          (0.13)
                                 ---------      --------       --------       --------       --------        --------
 NET ASSET VALUE, END OF
PERIOD                               (0.15)       $10.36         $10.34         $10.59         $10.46          $10.74
                                                ========       ========       ========       ========        ========
 TOTAL RETURN/1/                      1.84%         2.97%         (0.08)%         3.33%         (0.64)%          2.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $4,692        $5,006         $6,894        $10,273        $11,523         $11,301
  Ratio of net investment
   income (loss) to
   average net assets                 2.86%         2.75%          2.09%          1.88%          1.41%           1.39%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.83%         1.84%          1.85%          1.83%          1.80%           1.79%
  Waived fees and
   reimbursed expenses/2/            (0.23)%       (0.24)%        (0.25)%        (0.23)%        (0.20)%         (0.19)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                        1.60%         1.60%          1.60%          1.60%          1.60%           1.60%
  Portfolio turnover rate/3/            46%           80%            82%           111%            48%             64%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period August 30, 2002 (commencement of Class) to June 30, 2003.

5 For the period July 1, 2007 to December 31, 2007.


 90 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE FUND
CLASS A SHARES-COMMENCED ON OCTOBER 6, 1988
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $11.02          $11.00          $11.51          $11.01          $11.57          $11.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.24            0.48            0.48            0.49            0.50            0.51
  Net realized and
   unrealized gain (loss)
   on investments                     (0.03)           0.05           (0.40)           0.56           (0.46)           0.33
                                   --------         -------         -------         -------         -------         -------
  Total income from
   investment operations               0.21            0.53            0.08            1.05            0.04            0.84
                                   --------         -------         -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.24)          (0.48)          (0.48)          (0.49)          (0.50)          (0.53)
  Distributions from net
   realized gain                      (0.03)          (0.03)          (0.11)          (0.06)          (0.10)          (0.03)
                                   --------         -------         -------         -------         -------         -------
  Total distributions                 (0.27)          (0.51)          (0.59)          (0.55)          (0.60)          (0.56)
                                   --------         -------         -------         -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.96          $11.02          $11.00          $11.51          $11.01          $11.57
                                   ========         =======         =======         =======         =======         =======
 TOTAL RETURN/1/                       1.99%           4.89%           0.76%           9.72%           0.41%           7.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $364,239        $365,396        $350,038        $371,633        $357,779        $398,186
  Ratio of net investment
   income (loss) to
   average net assets                  4.39%           4.31%           4.32%           4.36%           4.46%           4.60%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              1.03%           1.03%           1.04%           1.05%           1.03%           0.95%
  Waived fees and
   reimbursed expenses/2/             (0.23)%         (0.23)%         (0.24)%         (0.25)%         (0.23)%         (0.16)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.80%           0.80%           0.80%           0.80%           0.80%           0.79%
  Portfolio turnover rate/3/             25%             49%             48%             30%             41%             34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 91

CALIFORNIA TAX-FREE FUND
CLASS B SHARES-COMMENCED ON DECEMBER 15, 1997
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/       JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005           2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $11.24        $11.22         $11.74          $11.22         $11.79         $11.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.21          0.41           0.41            0.40           0.41           0.42
  Net realized and
   unrealized gain (loss)
   on investments                    (0.03)         0.05          (0.41)           0.58          (0.46)          0.33
                                 ---------      --------       --------        --------       --------        -------
  Total income from
   investment operations              0.18          0.46           0.00            0.98          (0.05)          0.75
                                 ---------      --------       --------        --------       --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.21)        (0.41)         (0.41)          (0.40)         (0.41)         (0.44)
  Distributions from net
   realized gain                     (0.03)        (0.03)         (0.11)          (0.06)         (0.11)         (0.03)
                                 ---------      --------       --------        --------       --------        -------
  Total distributions                (0.24)        (0.44)         (0.52)          (0.46)         (0.52)         (0.47)
                                 ---------      --------       --------        --------       --------        -------
 NET ASSET VALUE, END OF
PERIOD                              $11.18        $11.24         $11.22          $11.74         $11.22         $11.79
                                 =========      ========       ========        ========       ========        =======
 TOTAL RETURN/1/                      1.62%         4.11%         (0.00)%          8.90%         (0.43)%         6.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $35,992       $42,839        $54,258         $66,182        $91,719        $140,419
  Ratio of net investment
   income (loss) to
   average net assets                 3.64%         3.57%          3.56%           3.52%          3.60%          3.81%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.78%         1.78%          1.79%           1.79%          1.77%          1.71%
  Waived fees and
   reimbursed expenses/2/            (0.24)%       (0.23)%        (0.24)%         (0.24)%        (0.22)%        (0.17)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.54%         1.55%          1.55%           1.55%          1.55%          1.54%
  Portfolio turnover rate/3/            25%           49%            48%             30%            41%            34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


 92 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE FUND
CLASS C SHARES-COMMENCED ON JULY 1, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/       JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005           2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $11.24        $11.22         $11.74          $11.22         $11.79          $11.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.21          0.41           0.41            0.40           0.41            0.43
  Net realized and
   unrealized gain (loss)
   on investments                    (0.04)         0.05          (0.41)           0.58          (0.46)           0.32
                                 ---------      --------       --------        --------       --------        --------
  Total income from
   investment operations              0.17          0.46           0.00            0.98          (0.05)           0.75
                                 ---------      --------       --------        --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.21)        (0.41)         (0.41)          (0.40)         (0.41)          (0.44)
  Distributions from net
   realized gain                     (0.03)        (0.03)         (0.11)          (0.06)         (0.11)          (0.03)
                                 ---------      --------       --------        --------       --------        --------
  Total distributions                (0.24)        (0.44)         (0.52)          (0.46)         (0.52)          (0.47)
                                 ---------      --------       --------        --------       --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $11.18        $11.24         $11.22          $11.74         $11.22          $11.79
                                 =========      ========       ========        ========       ========        ========
 TOTAL RETURN/1/                      1.62%         4.11%         (0.00)%          8.89%         (0.43)%          6.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $29,133       $29,732        $29,168         $31,904        $34,089         $46,666
  Ratio of net investment
   income (loss) to
   average net assets                 3.65%         3.56%          3.56%           3.52%          3.60%           3.80%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.77%         1.78%          1.79%           1.79%          1.77%           1.68%
  Waived fees and
   reimbursed expenses/2/            (0.22)%       (0.23)%        (0.24)%         (0.24)%        (0.22)%         (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.55%         1.55%          1.55%           1.55%          1.55%           1.54%
  Portfolio turnover rate/3/            25%           49%            48%             30%            41%             34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 93

COLORADO TAX-FREE FUND
CLASS A SHARES-COMMENCED ON JUNE 1, 1993
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.57          $10.55          $10.94          $10.64          $11.01          $10.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.22            0.45            0.46            0.46            0.47            0.50
  Net realized and
   unrealized gain (loss)
   on investments                       0.01            0.02           (0.40)           0.30           (0.37)           0.40
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.23            0.47            0.06            0.76            0.10            0.90
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.22)          (0.45)          (0.45)          (0.46)          (0.47)          (0.50)
  Distributions from net
   realized gain                       (0.01)           0.00            0.00            0.00            0.00            0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.23)          (0.45)          (0.45)          (0.46)          (0.47)          (0.50)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.57          $10.57          $10.55          $10.94          $10.64          $11.01
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.16%           4.46%           0.60%           7.24%           0.93%           8.62%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $49,965         $49,827         $43,538         $50,410         $51,120         $59,877
  Ratio of net investment
   income (loss) to
   average net assets                   4.20%           4.21%           4.28%           4.24%           4.37%           4.60%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/             1.14%           1.15%           1.17%           1.13%           1.10%           1.07%
  Waived fees and
   reimbursed expenses/2/              (0.23)%         (0.23)%         (0.24)%         (0.22)%         (0.21)%         (0.22)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,4/             0.91%           0.92%           0.93%           0.91%           0.89%           0.85%
  Portfolio turnover rate/3/              10%             21%             23%             33%             31%             37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios include interest expenses and fees.

5 For the period July 1, 2007 to December 31, 2007.


 94 FINANCIAL HIGHLIGHTS

COLORADO TAX-FREE FUND
CLASS B SHARES-COMMENCED ON AUGUST 2, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/5/        JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.58        $10.57         $10.95         $10.65         $11.02        $10.63
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.19          0.37           0.38           0.38           0.39          0.42
  Net realized and
   unrealized gain (loss)
   on investments                     0.01          0.01          (0.39)          0.30          (0.37)         0.39
                                                --------       --------       --------       --------      --------
  Total income from
   investment operations              0.20          0.38          (0.01)          0.68           0.02          0.81
                                 ---------      --------       --------       --------       --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.37)         (0.37)         (0.38)         (0.39)        (0.42)
  Distributions from net
   realized gain                     (0.01)         0.00           0.00           0.00           0.00          0.00
                                 ---------      --------       --------       --------       --------      --------
  Total distributions                (0.19)        (0.37)         (0.37)         (0.38)         (0.39)        (0.42)
                                                --------       --------       --------       --------      --------
 NET ASSET VALUE, END OF
PERIOD                              $10.57        $10.58         $10.57         $10.95         $10.65        $11.02
                                                ========       ========       ========       ========      ========
 TOTAL RETURN/1/                      1.88%         3.59%         (0.05)%         6.43%          0.17%         7.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $4,906        $6,057         $7,661         $9,095        $10,672       $14,368
  Ratio of net investment
   income (loss) to
   average net assets                 3.45%         3.47%          3.53%          3.49%          3.62%         3.83%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/           1.88%         1.90%          1.92%          1.88%          1.85%         1.84%
  Waived fees and
   reimbursed expenses/2/            (0.23)%       (0.23)%        (0.24)%        (0.22)%        (0.21)%       (0.24)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,4/           1.65%         1.67%          1.68%          1.66%          1.64%         1.60%
  Portfolio turnover rate/3/            10%           21%            23%            33%            31%           37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios include interest expenses and fees.

5 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 95

INTERMEDIATE TAX-FREE FUND
INVESTOR/5/ CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/6/           JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006          2005/3/
 NET ASSET VALUE, BEGINNING           $10.60           $10.55           $10.81          $11.02
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.21             0.39             0.37            0.24
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.12             0.07            (0.24)           0.03
                                   ---------         --------         --------        --------
  Total income from
investment
   operations                           0.33             0.46             0.13            0.27
                                   ---------         --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.21)           (0.39)           (0.37)          (0.24)
  Distributions from net               (0.02)           (0.02)           (0.02)          (0.24)
                                   ---------         --------         --------        --------
  realized gain
  Total distributions                  (0.23)           (0.41)           (0.39)          (0.48)
                                   ---------         --------         --------        --------
 NET ASSET VALUE, END OF              $10.70           $10.60           $10.55          $10.81
                                   =========         ========         ========        ========
  PERIOD
 TOTAL RETURN/1/                        3.16%            4.41%            1.22%           2.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $416,026         $313,361         $90,623         $71,870
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.94%            3.66%            3.53%           3.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                         1.20%            1.23%            1.32%           1.21%
  Waived fees and reimbursed           (0.45)%          (0.48)%          (0.57)%         (0.62)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                0.75%            0.75%            0.75%           0.59%
  expenses/2/
  Portfolio turnover rate/4/              49%              78%             102%             57%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.
5 Class A and Class C shares incepted July 31, 2007. Performance shown reflects that of the Investor Class shares.
6 For the period July 1, 2007 to December 31, 2007.

 96 FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX-FREE FUND
INVESTOR/5/ CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING            $10.78             $10.48            $10.25
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.39               0.41              0.45
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.29               0.30              0.26
                                    ---------          ---------         ---------
  Total income from
investment
   operations                            0.68               0.71              0.71
                                    ---------          ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.39)             (0.41)            (0.45)
  Distributions from net                (0.05)              0.00             (0.03)
                                    ---------          ---------         ---------
  realized gain
  Total distributions                   (0.44)             (0.41)            (0.48)
                                    ---------          ---------         ---------
 NET ASSET VALUE, END OF               $11.02             $10.78            $10.48
                                    =========          =========         =========
  PERIOD
 TOTAL RETURN/1/                         6.44%              6.84%             7.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $41,936            $50,890           $33,654
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    3.60%              3.76%             4.20%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                          1.15%              1.16%             1.43%
  Waived fees and reimbursed            (0.66)%            (0.73)%           (1.36)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                 0.49%              0.43%             0.07%
  expenses/2/
  Portfolio turnover rate/4/               95%               190%              225%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.
5 Class A and Class C shares incepted July 31, 2007. Performance shown reflects that of the Investor Class shares.

                                                         FINANCIAL HIGHLIGHTS 97

MINNESOTA TAX-FREE FUND
CLASS A SHARES-COMMENCED ON JANUARY 12, 1988
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.70          $10.74          $11.15          $10.89          $11.27          $10.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.23            0.45            0.45            0.45            0.46            0.47
  Net realized and
   unrealized gain (loss)
   on investments                       0.05           (0.01)          (0.37)           0.30           (0.39)           0.43
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.28            0.44            0.08            0.75            0.07            0.90
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.23)          (0.45)          (0.45)          (0.44)          (0.45)          (0.47)
  Distributions from net
   realized gain                       (0.03)          (0.03)          (0.04)          (0.05)           0.00            0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.20)          (0.48)          (0.49)          (0.49)          (0.45)          (0.47)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.72          $10.70          $10.74          $11.15          $10.89          $11.27
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.68%           4.14%           0.73%           7.06%           0.61%           8.49%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $40,343         $37,897         $38,145         $37,829         $37,468         $41,485
  Ratio of net investment
   income (loss) to
   average net assets                   4.24%           4.18%           4.17%           4.06%           4.11%           4.27%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.07%           1.07%           1.08%           1.06%           1.04%           0.98%
  Waived fees and
   reimbursed expenses/2/              (0.22)%         (0.22)%         (0.23)%         (0.21)%         (0.19)%         (0.21)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               0.85%           0.85%           0.85%           0.85%           0.85%           0.77%
  Portfolio turnover rate/3/              20%             19%             20%             18%             12%             23%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


 98 FINANCIAL HIGHLIGHTS

MINNESOTA TAX-FREE FUND
CLASS B SHARES-COMMENCED ON AUGUST 6, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/        JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.69        $10.74         $11.15         $10.89         $11.27          $10.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.20          0.38           0.37           0.38           0.37            0.39
  Net realized and
   unrealized gain (loss)
   on investments                     0.05         (0.03)         (0.37)          0.29          (0.39)           0.43
                                 ---------      --------       --------       --------       --------        --------
  Total income from
   investment operations              0.25          0.35           0.00           0.67          (0.02)           0.82
                                 ---------      --------       --------       --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.19)        (0.37)         (0.37)         (0.36)         (0.36)          (0.39)
  Distributions from net
   realized gain                     (0.03)        (0.03)         (0.04)         (0.05)          0.00            0.00
                                 ---------      --------       --------       --------       --------        --------
  Total distributions                (0.22)        (0.40)         (0.41)         (0.41)         (0.36)          (0.39)
                                 ---------      --------       --------       --------       --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $10.72        $10.69         $10.74         $11.15         $10.89          $11.27
                                 =========      ========       ========       ========       ========        ========
 TOTAL RETURN/1/                      2.39%         3.27%         (0.02)%         6.27%         (0.14)%          7.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $5,382        $6,200         $8,787        $10,987        $15,059         $22,012
  Ratio of net investment
   income (loss) to
   average net assets                 3.50%         3.43%          3.41%          3.31%          3.36%           3.51%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.82%         1.82%          1.83%          1.81%          1.79%           1.71%
  Waived fees and
   reimbursed expenses/2/            (0.23)%       (0.22)%        (0.23)%        (0.21)%        (0.19)%         (0.19)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.59%         1.60%          1.60%          1.60%          1.60%           1.52%
  Portfolio turnover rate/3/            20%           19%            20%            18%            12%             23%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 99

MINNESOTA TAX-FREE FUND
CLASS C SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/4/
 NET ASSET VALUE, BEGINNING           $10.69           $10.73           $11.15           $10.97
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.19             0.36             0.37             0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.06            (0.01)           (0.38)            0.18
                                   ---------         --------         --------         --------
  Total income from
investment
   operations                           0.25             0.35            (0.01)            0.26
                                   ---------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.19)           (0.36)           (0.37)           (0.08)
  Distributions from net               (0.03)           (0.03)           (0.04)            0.00
                                   ---------         --------         --------         --------
  realized gain
  Total distributions                  (0.22)           (0.39)           (0.41)           (0.08)
                                   ---------         --------         --------         --------
 NET ASSET VALUE, END OF              $10.72           $10.69           $10.73           $11.15
                                   =========         ========         ========         ========
  PERIOD
 TOTAL RETURN/1/                        2.39%            3.35%           (0.13)%           2.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $1,289           $1,245             $635             $389
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.49%            3.41%            3.40%            3.36%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.82%            1.82%            1.83%            1.82%
  Waived fees and reimbursed           (0.22)%          (0.22)%          (0.23)%          (0.22)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          1.60%            1.60%            1.60%            1.60%
  Portfolio turnover rate/3/              20%              19%              20%              18%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


 100 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
CLASS A SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60            $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.20             0.40             0.40             0.09
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.04)            0.11            (0.19)            0.17
                                    --------          -------          -------          -------
  Total income from
investment
   operations                           0.16             0.51             0.21             0.26
                                    --------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.20)           (0.40)           (0.40)           (0.09)
  Distributions from net                0.00            (0.02)            0.00             0.00
                                    --------          -------          -------          -------
  realized gain
  Total distributions                  (0.20)           (0.42)           (0.40)           (0.09)
                                    --------          -------          -------          -------
 NET ASSET VALUE, END OF               $9.46            $9.50            $9.41            $9.60
                                    ========          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                        1.74%            5.38%            2.20%            2.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $123,693         $127,411         $134,850         $141,868
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   4.24%            4.11%            4.20%            4.48%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.05%            1.07%            1.08%            1.08%
  Waived fees and reimbursed           (0.20)%          (0.22)%          (0.23)%          (0.23)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          0.85%            0.85%            0.85%            0.85%
  Portfolio turnover rate/3/              95%             107%             136%              68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 101

MUNICIPAL BOND FUND
CLASS B SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006          2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60           $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.17             0.32             0.33            0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.04)            0.11            (0.19)           0.17
                                    --------          -------          -------         -------
  Total income from
investment
   operations                           0.13             0.43             0.14            0.25
                                    --------          -------          -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.17)           (0.32)           (0.33)          (0.08)
  Distributions from net                0.00            (0.02)            0.00            0.00
                                    --------          -------          -------         -------
  realized gain
  Total distributions                  (0.17)           (0.34)           (0.33)          (0.08)
                                    --------          -------          -------         -------
 NET ASSET VALUE, END OF               $9.46            $9.50            $9.41           $9.60
                                    ========          =======          =======         =======
  PERIOD
 TOTAL RETURN/1/                        1.36%            4.59%            1.43%           2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $7,366           $8,642          $12,366         $22,680
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.49%            3.36%            3.44%           3.74%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.79%            1.82%            1.83%           1.83%
  Waived fees and reimbursed           (0.20)%          (0.22)%          (0.22)%         (0.23)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          1.59%            1.60%            1.61%           1.60%
  Portfolio turnover rate/3/              95%             107%             136%             68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


 102 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
CLASS C SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60            $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.17             0.32             0.33             0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.05)            0.11            (0.19)            0.17
                                    --------          -------          -------          -------
  Total income from
investment
   operations                           0.12             0.43             0.14             0.25
                                    --------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.17)           (0.32)           (0.33)           (0.08)
  Distributions from net                0.00            (0.02)            0.00             0.00
                                    --------          -------          -------          -------
  realized gain
  Total distributions                  (0.17)           (0.34)           (0.33)           (0.08)
                                    --------          -------          -------          -------
 NET ASSET VALUE, END OF               $9.45            $9.50            $9.41            $9.60
                                    ========          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                        1.25%            4.59%            1.43%            2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $1,956           $2,146           $1,953           $1,966
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.49%            3.36%            3.45%            3.73%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.78%            1.82%            1.84%            1.83%
  Waived fees and reimbursed           (0.18)%          (0.22)%          (0.23)%          (0.23)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          1.60%            1.60%            1.61%            1.60%
  Portfolio turnover rate/3/              95%             107%             136%              68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 103

NATIONAL LIMITED-TERM TAX-FREE FUND
CLASS A SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006             2005            2004/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.59           $10.61           $10.81           $10.81           $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.20             0.38             0.32             0.28             0.10
  Net realized and
   unrealized gain (loss)
   on investments                       0.07            (0.02)           (0.20)            0.00            (0.22)
                                   ---------         --------         --------         --------         --------
  Total income from
   investment operations                0.27             0.36             0.12             0.28            (0.12)
                                   ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.20)           (0.38)           (0.32)           (0.28)           (0.10)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00             0.00
                                   ---------         --------         --------         --------         --------
  Total distributions                  (0.20)           (0.38)           (0.32)           (0.28)           (0.10)
                                   ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                $10.66           $10.59           $10.61           $10.81           $10.81
                                   =========         ========         ========         ========         ========
 TOTAL RETURN/1/                        2.55%            3.38%            1.11%            2.61%           (1.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $3,981           $3,836           $2,212           $3,978           $1,147
  Ratio of net investment
   income (loss) to
   average net assets                   3.69%            3.54%            2.96%            2.61%            2.15%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.11%            1.11%            1.12%            1.14%            1.05%
  Waived fees and
   reimbursed expenses/2/              (0.28)%          (0.26)%          (0.27)%          (0.29)%          (0.20)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               0.83%            0.85%            0.85%            0.85%            0.85%
  Portfolio turnover rate/3/              31%              77%              69%              26%              24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from January 30, 2004 (commencement of Class) to June 30,
  2004.

5 For the period July 1, 2007 to December 31, 2007.


 104 FINANCIAL HIGHLIGHTS

NATIONAL LIMITED-TERM TAX-FREE FUND
CLASS B SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006             2005            2004/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.58           $10.60           $10.80           $10.80           $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.16             0.29             0.24             0.20             0.07
  Net realized and
   unrealized gain (loss)
   on investments                       0.07            (0.02)           (0.20)            0.00            (0.23)
                                   ---------         --------         --------         --------         --------
  Total income from
   investment operations                0.23             0.27             0.04             0.20            (0.16)
                                   ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.16)           (0.29)           (0.24)           (0.20)           (0.07)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00             0.00
                                   ---------         --------         --------         --------         --------
  Total distributions                  (0.16)           (0.29)           (0.24)           (0.20)           (0.07)
                                   ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                $10.65           $10.58           $10.60           $10.80           $10.80
                                   =========         ========         ========         ========         ========
 TOTAL RETURN/1/                        2.16%            2.61%            0.35%            1.85%           (1.57)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $208             $272             $377             $759             $628
  Ratio of net investment
   income (loss) to
   average net assets                   2.92%            2.77%            2.21%            1.85%            1.52%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.87%            1.86%            1.88%            1.88%            1.82%
  Waived fees and
   reimbursed expenses/2/              (0.29)%          (0.26)%          (0.28)%          (0.28)%          (0.22)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                          1.58%            1.60%            1.60%            1.60%            1.60%
  Portfolio turnover rate/3/              31%              77%              69%              26%              24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from January 30, 2004 (commencement of Class) to June 30,
  2004.

5 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 105

NATIONAL LIMITED-TERM TAX-FREE FUND
CLASS C SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006             2005            2004/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.58           $10.59           $10.80           $10.79           $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.16             0.29             0.24             0.20             0.06
  Net realized and
   unrealized gain (loss)
   on investments                       0.06            (0.01)           (0.21)            0.01            (0.24)
                                   ---------         --------         --------         --------         --------
  Total income from
   investment operations                0.22             0.28             0.03             0.21            (0.18)
                                   ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.16)           (0.29)           (0.24)           (0.20)           (0.06)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00             0.00
                                   ---------         --------         --------         --------         --------
  Total distributions                  (0.16)           (0.29)           (0.24)           (0.20)           (0.06)
                                   ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                $10.64           $10.58           $10.59           $10.80           $10.79
                                   =========         ========         ========         ========         ========
 TOTAL RETURN/1/                        2.07%            2.71%            0.25%            1.95%           (1.69)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $606             $637             $856             $960             $163
  Ratio of net investment
   income (loss) to
   average net assets                   2.94%            2.77%            2.21%            1.89%            1.36%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.87%            1.86%            1.88%            1.89%            1.79%
  Waived fees and
   reimbursed expenses/2/              (0.29)%          (0.26)%          (0.28)%          (0.29)%          (0.19)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               1.58%            1.60%            1.60%            1.60%            1.60%
  Portfolio turnover rate/3/              31%              77%              69%              26%              24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from January 30, 2004 (commencement of Class) to June 30,
  2004.

5 For the period July 1, 2007 to December 31, 2007.


 106 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE FUND
CLASS A SHARES-COMMENCED ON AUGUST 1, 1989
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.29           $10.24          $10.61         $10.16          $10.53          $10.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.22             0.42            0.43           0.45            0.45            0.50
  Net realized and
   unrealized gain (loss)
   on investments                      0.00             0.05           (0.37)          0.45           (0.37)           0.23
                                   --------         --------        --------        -------         -------         -------
  Total income from
   investment operations               0.22             0.47            0.06           0.90            0.08            0.73
                                   --------         --------        --------        -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.22)           (0.42)          (0.43)         (0.45)          (0.45)          (0.49)
  Distributions from net
   realized gain                       0.00             0.00            0.00           0.00            0.00            0.00
                                   --------         --------        --------        -------         -------         -------
  Total distributions                 (0.22)           (0.42)          (0.43)         (0.45)          (0.45)          (0.49)
                                   --------         --------        --------        -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.29           $10.29          $10.24         $10.61          $10.16          $10.53
                                   ========         ========        ========        =======         =======         =======
 TOTAL RETURN/1/                       2.17%            4.60%           0.56%          9.06%           0.76%           7.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $93,030          $89,674         $95,887        $101,814        $103,469        $113,616
  Ratio of net investment
   income (loss) to
   average net assets                  4.27%            4.03%           4.17%          4.38%           4.35%           4.74%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              1.06%            1.06%           1.05%          1.04%           1.03%           0.95%
  Waived fees and
   reimbursed expenses/2/             (0.21)%          (0.21)%         (0.20)%        (0.19)%         (0.18)%         (0.12)%
  Ratio of expenses to
   average net assets/2/               0.85%            0.85%           0.85%          0.85%           0.85%           0.83%
  Portfolio turnover rate/3/             61%              84%             85%            59%             63%             37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 107

NATIONAL TAX-FREE FUND
CLASS B SHARES-COMMENCED ON AUGUST 6, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/       JUNE 30,        JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.30        $10.25         $10.61          $10.16        $10.53        $10.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.20          0.38           0.36            0.39          0.38          0.42
  Net realized and
   unrealized gain (loss)
   on investments                    (0.03)         0.04          (0.37)           0.44         (0.38)         0.23
                                 ---------      --------       --------        --------      --------      --------
  Total income from
   investment operations              0.17          0.42          (0.01)           0.83          0.00          0.65
                                 ---------      --------       --------        --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.37)         (0.35)          (0.38)        (0.37)        (0.41)
  Distributions from net
   realized gain                      0.00          0.00           0.00            0.00          0.00          0.00
                                 ---------      --------       --------        --------      --------      --------
  Total distributions                (0.18)        (0.37)         (0.35)          (0.38)        (0.37)        (0.41)
                                 ---------      --------       --------        --------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                              $10.29        $10.30         $10.25          $10.61        $10.16        $10.53
                                 =========      ========       ========        ========      ========      ========
 TOTAL RETURN/1/                      1.69%         3.82%         (0.09)%          8.24%         0.01%         6.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $10,736       $13,525        $19,369         $24,488       $31,420       $48,540
  Ratio of net investment
   income (loss) to
   average net assets                 3.51%         3.28%          3.41%           3.62%         3.61%         3.98%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.80%         1.81%          1.81%           1.79%         1.78%         1.70%
  Waived fees and
   reimbursed expenses/2/            (0.21)%       (0.21)%        (0.21)%         (0.19)%       (0.18)%       (0.12)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.59%         1.60%          1.60%           1.60%         1.60%         1.58%
  Portfolio turnover rate/3/            61%           84%            85%             59%           63%           37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


 108 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004           2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.29        $10.24         $10.61         $10.16         $10.53         $10.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.18          0.34           0.36           0.39           0.38           0.42
  Net realized and
   unrealized gain (loss)
   on investments                    (0.01)         0.05          (0.38)          0.44          (0.38)          0.23
                                 ---------      --------       --------       --------       --------       --------
  Total income from
   investment operations              0.17          0.39          (0.02)          0.83           0.00           0.65
                                 ---------      --------       --------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.34)         (0.35)         (0.38)         (0.37)         (0.41)
  Distributions from net
   realized gain                      0.00          0.00           0.00           0.00           0.00           0.00
                                 ---------      --------       --------       --------       --------       --------
  Total distributions                (0.18)        (0.34)         (0.35)         (0.38)         (0.37)         (0.41)
                                 ---------      --------       --------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                              $10.28        $10.29         $10.24         $10.61         $10.16         $10.53
                                 =========      ========       ========       ========       ========       ========
 TOTAL RETURN/1/                      1.69%         3.82%         (0.18)%         8.25%          0.02%          6.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $6,816        $6,715         $7,160         $8,497         $9,829        $15,161
  Ratio of net investment
   income (loss) to
   average net assets                 3.52%         3.28%          3.42%          3.63%          3.62%          3.95%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.81%         1.81%          1.81%          1.79%          1.78%          1.71%
  Waived fees and
   reimbursed expenses/2/            (0.21)%       (0.21)%        (0.21)%        (0.19)%        (0.18)%        (0.13)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.60%         1.60%          1.60%          1.60%          1.60%          1.58%
  Portfolio turnover rate/3/            61%           84%            85%            59%            63%            37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 109

SHORT-TERM MUNICIPAL BOND FUND
CLASS C SHARES-COMMENCED ON JANUARY 31, 2003
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/8/        JUNE 30,        JUNE 30,        JUNE 30,     OCTOBER 31,    OCTOBER 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007             2006          2005/4/         2004         2003/7/
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $9.73         $9.73           $9.82            $9.84         $9.83          $9.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.15          0.28            0.24             0.13          0.19           0.16
  Net realized and
   unrealized gain (loss)
   on investments                     0.05          0.00           (0.09)           (0.02)         0.01           0.04
                                  --------       -------         -------          -------       -------        -------
  Total income from
   investment operations              0.20          0.28            0.15             0.11          0.20           0.20
                                  --------       -------         -------          -------       -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.15)        (0.28)          (0.24)           (0.13)        (0.19)         (0.16)
  Distributions from net
   realized gain                      0.00          0.00            0.00          0.00/5/          0.00           0.00
                                  --------       -------         -------        ---------       -------        -------
  Total distributions                (0.15)        (0.28)          (0.24)           (0.13)        (0.19)         (0.16)
                                  --------       -------         -------        ---------       -------        -------
 NET ASSET VALUE, END OF
PERIOD                               $9.78         $9.73           $9.73            $9.82         $9.84          $9.83
                                  ========       =======         =======        =========       =======        =======
 TOTAL RETURN/1/                      2.11%         2.85%           1.57%            1.16%         2.08%          2.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $3,589        $2,847          $4,965           $8,228        $6,982         $2,869
  Ratio of net investment
   income (loss) to
   average net assets                 3.10%         2.81%           2.46%            1.98%         1.96%          2.05%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.74%         1.73%           1.74%            1.78%         1.82%          1.91%
  Waived fees and
   reimbursed expenses/2/            (0.19)%       (0.18)%         (0.16)%          (0.05)%       (0.03)%        (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.55%         1.55%           1.58%/6/         1.73%         1.79%          1.88%
  Portfolio turnover rate/3/            55%          126%            129%              75%           69%            84%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 In 2005, the Fund changed its fiscal year end from October 31 to June 30.
5 Amount calculated is less than $0.005.
6 Effective November 1, 2005, the net expense cap changed from 1.60% to 1.55%.
  However, the net expense reported is the actual expense that occurred during the twelve-month period ended June 30, 2006.
7 For the period from January 31, 2003 (commencement of Class) to October 31,
  2003.

8 For the period July 1, 2007 to December 31, 2007.


 110 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 30, 1995
For a share outstanding throughout each period



                                DECEMBER 31,
                                   20075        JUNE 30,      JUNE 30,      JUNE 30,     OCTOBER 31,     OCTOBER 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006        2005/3/         2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $4.76         $4.76         $4.77         $4.83          $4.87            $4.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.09          0.16          0.14          0.08           0.10             0.12
  Net realized and
   unrealized gain (loss)
   on investments                    0.02          0.01         (0.01)        (0.06)         (0.04)            0.00
                                  -------        ------        ------        ------         ------           ------
  Total income from
   investment operations             0.11          0.17          0.13          0.02           0.06             0.12
                                  -------        ------        ------        ------         ------           ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.10)        (0.17)        (0.14)        (0.08)         (0.10)           (0.13)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00           0.00             0.00
                                  -------        ------        ------        ------         ------           ------
  Total distributions               (0.10)        (0.17)        (0.14)        (0.08)         (0.10)           (0.13)
                                  -------        ------        ------        ------         ------           ------
 NET ASSET VALUE, END OF
PERIOD                              $4.77         $4.76         $4.76         $4.77          $4.83            $4.87
                                  =======        ======        ======        ======         ======           ======
 TOTAL RETURN/1/                     2.34%         3.59%         2.84%         0.44%          1.30%            2.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $355,170      $340,682      $419,465      $556,121       $881,337      $1,401,082
  Ratio of net investment
   income (loss) to
   average net assets               4.005          3.52%         3.02%         2.53%          2.11%            2.39%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/            1.25%         1.23%         1.22%         0.90%          0.75%            0.70%
  Waived fees and
   reimbursed expenses/2/           (0.53)%       (0.51)%       (0.50)%       (0.14)%        (0.02)%           0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            0.72%         0.72%         0.72%         0.76%          0.73%            0.70%
  Portfolio turnover rate/4/           81%          123%          128%           47%            72%             128%

                                 OCTOBER 31,
 FOR THE PERIOD ENDED:              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $4.94
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.15
  Net realized and
   unrealized gain (loss)
   on investments                     (0.06)
                                     ------
  Total income from
   investment operations               0.09
                                     ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.15)
  Distributions from net
   realized gain                       0.00
                                     ------
  Total distributions                 (0.15)
                                     ------
 NET ASSET VALUE, END OF
PERIOD                                $4.88
                                     ======
 TOTAL RETURN/1/                       1.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $1,256,332
  Ratio of net investment
   income (loss) to
   average net assets                  3.12%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              0.69%
  Waived fees and
   reimbursed expenses/2/              0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.69%
  Portfolio turnover rate/4/             76%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
5 For the period from July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 111

WISCONSIN TAX-FREE FUND
CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/6/        JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,    OCTOBER 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006          2005/4/         2004         2003/5/
 NET ASSET VALUE, BEGINNING
OF PERIOD                         $$10.44         $10.38         $10.70         $10.80         $10.69         $10.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.15           0.30           0.30           0.21           0.32           0.26
  Net realized and
   unrealized gain (loss)
   on investments                    0.10           0.11          (0.29)          0.06           0.16           0.09
                                ---------       --------       --------       --------       --------       --------
  Total income from
   investment operations             0.25           0.41           0.01           0.27           0.48           0.35
                                ---------       --------       --------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.15)         (0.30)         (0.30)         (0.21)         (0.32)         (0.26)
  Distributions from net
   realized gain                    (0.02)         (0.05)         (0.03)         (0.16)         (0.05)          0.00
                                ---------       --------       --------       --------       --------       --------
  Total distributions               (0.17)         (0.35)         (0.33)         (0.37)         (0.37)         (0.26)
                                ---------       --------       --------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                             $10.52         $10.44         $10.38         $10.70         $10.80         $10.69
                                =========       ========       ========       ========       ========       ========
 TOTAL RETURN/1/                     2.43%          3.99%          0.07%          2.60%          4.54%          3.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $3,805         $3,730         $3,346         $2,583         $2,380         $2,704
  Ratio of net investment
   income (loss) to
   average net assets                2.85%          2.87%          2.86%          2.97%          3.00%          2.71%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/            1.83%          1.88%          2.00%          2.07%          2.10%          2.08%
  Waived fees and
   reimbursed expenses/2/            1.88%         (0.39)%        (0.50)%        (0.58)%        (0.60)%        (0.58)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            1.49%          1.49%          1.50%          1.49%          1.50%          1.50%
  Portfolio turnover rate/3/           64%            51%           111%            24%            17%            54%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 In 2005, the Fund changed its fiscal year end from October 31 to June 30.
5 For the period from December 26, 2002 (commencement of Class) to October 31,
  2003.

6 For the period July 1, 2007 to December 31, 2007.


 112 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048MIR / P1101 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  MUNICIPAL INCOME FUNDS


Intermediate Tax-Free Fund

Municipal Bond Fund

Short-Term Municipal Bond Fund


Ultra Short-Term Municipal Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Intermediate Tax-Free Fund       4
Municipal Bond Fund              8
Short-Term Municipal Bond       12
  Fund
Ultra Short-Term Municipal      17
  Income Fund
Description of Principal        21
  Investment Risks
Portfolio Holdings              24
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     25
  of the Funds
About Wells Fargo Funds Trust   25
The Investment Adviser          25
The Sub-Adviser and             25
  Portfolio Managers
Dormant Multi-Manager           26
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares            27
Compensation to Dealers and    28
  Shareholder
   Servicing Agents
How to Buy Shares              29
How to Sell Shares             31
How to Exchange Shares         33
Account Policies               35


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   37
Taxes                           37
Financial Highlights            38
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.



                                                          KEY FUND INFORMATION 3

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
7/31/2001
INSTITUTIONAL CLASS
Ticker: WITIX

INVESTMENT OBJECTIVE
The Intermediate Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. While we reserve the right to invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax or federal AMT, we currently intend under normal conditions to avoid investing in securities that pay interest subject to federal income tax or federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                    INTERMEDIATE TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Intermediate Tax-Free Fund was organized as the successor fund to the Strong Intermediate Municipal Bond Fund.

[GRAPHIC APPEARS HERE]




  Calendar Year Total Returns for the Institutional Class/1/
                    as of 12/31 each year
2002       2003       2004       2005       2006       2007
9.90%      6.89%      4.93%      3.00%      4.63%      3.48%







      BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       3.84%
  Worst Quarter:      Q2    2004       -1.48%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                3.48%         4.58%             5.51%
  Returns After Taxes on              3.44%         4.38%             5.33%
  Distributions/2/
  Returns After Taxes on              3.64%         4.35%             5.21%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 7-YEAR               5.06%         3.86%             4.68%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on July 31, 2001, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class annual returns are substantially similar to what the Institutional Class shares would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses. Returns for the Institutional Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 7-Year Municipal Bond Index is the 7-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 6 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.17%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.58%
  OPERATING EXPENSES
  Fee Waivers                          0.15%
  NET EXPENSES/4,5/                    0.43%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through October 31, 2009 , to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.42%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $44
   3 Years              $171
   5 Years              $309
  10 Years              $712


                                                    INTERMEDIATE TAX-FREE FUND 7

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
10/23/1986
INSTITUTIONAL CLASS
Ticker: WMBIX

INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 25% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 8 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                           MUNICIPAL BOND FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]




   Calendar Year Total Returns for the Institutional Class/1/
                      as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004     2005    2006    2007
6.69%   -6.48%   3.32%   4.70%   6.47%   6.72%   10.30%   5.01%   5.76%   2.17%







      BEST AND WORST QUARTER
  Best Quarter:       Q3    2004       7.12%
  Worst Quarter:      Q4    1999      -3.59%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             2.17%        5.96%          4.38%
  Returns After Taxes on           2.17%        5.95%          4.37%
  Distributions/2/
  Returns After Taxes on           2.91%        5.77%          4.40%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS MUNICIPAL         3.36%        4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on October 23, 1986, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 10 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.22%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.63%
  OPERATING EXPENSES
  Fee Waivers                          0.20%
  NET EXPENSES/4,5/                    0.43%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or any other fund held by the Fund, at 0.42%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $44
   3 Years              $182
   5 Years              $332
  10 Years              $769



                                                          MUNICIPAL BOND FUND 11

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
12/31/1991
INSTITUTIONAL CLASS
Ticker: WSBIX

INVESTMENT OBJECTIVE
The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 12 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                               SHORT-TERM MUNICIPAL BOND FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Municipal Bond Fund was organized as the successor fund to the Strong Short-Term Municipal Bond Fund and the Strong Short-Term High Yield Municipal Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]




  Calendar Year Total Returns for the Institutional Class/1/
                     as of 12/31 each year
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.55%   1.16%   5.05%   5.17%   5.08%   4.02%   3.21%   2.67%   3.65%   3.96%







      BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       1.99%
  Worst Quarter:      Q2    1999      -0.77%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             3.96%        3.50%          3.94%
  Returns After Taxes on           3.96%        3.50%          3.94%
  Distributions/2/
  Returns After Taxes on           3.96%        3.50%          3.96%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 3-YEAR            5.00%        2.67%          3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS COMPOSITE         4.68%        2.51%          3.71%
1- AND 3-YEAR MUNICIPAL BON  D
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on December 31, 1991, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
4 The Lehman Brothers 1- and 3-Year Composite Index is a blended index weighted
  50% in the Lehman Brothers 1-Year Municipal Bond Index (the 1-2 year component of the Lehman Brothers Municipal Bond Index), and 50% in the Lehman Brothers 3-Year Municipal Bond Index, (the 2-4 year component of the Lehman Brothers Municipal Bond Index).The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 14 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.39%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.19%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.59%
  OPERATING EXPENSES
  Fee Waivers                          0.18%
  NET EXPENSES/4,5/                    0.41%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.40%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                               SHORT-TERM MUNICIPAL BOND FUND 15

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $42
   3 Years              $171
   5 Years              $312
  10 Years              $722


 16 SHORT-TERM MUNICIPAL BOND FUND

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
11/30/1995
INSTITUTIONAL CLASS
Ticker: SMAIX

INVESTMENT OBJECTIVE
The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 17

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 18 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Municipal Income Fund was organized as the successor fund to the Strong Ultra Short-Term Municipal Income Fund.

[GRAPHIC APPEARS HERE]


          Calendar Year Total Returns for the Institutional Class/1/
                             as of 12/31 each year
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.57%   3.00%   4.06%   3.27%   3.32%   2.55%   0.88%   2.69%   3.70%   4.35%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2000       1.41%
  Worst Quarter:      Q4    2004      -0.14%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             4.35%        2.83%          3.23%
  Returns After Taxes on           4.35%        2.83%          3.23%
  Distributions/2/
  Returns After Taxes on           4.35%        2.89%          3.30%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 1-YEAR            4.37%        2.36%          3.44%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on July 31, 2000. Performance shown prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Ultra Short-Term Municipal Income Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.21%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.62%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.24%
  NET EXPENSES/5,6/                    0.38%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.37%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $39
   3 Years              $175
   5 Years              $323
  10 Years              $753


 20 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where the Fund agrees to buy a security and where the seller agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual repurchase obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect the value of the security. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                           Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Fund strives to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                           (AMT), some income earned by Fund investments may be subject to such taxes. The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 24 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


ABOUT WELLS FARGO FUNDS TRUST

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



JULIO C. BONILLA, CFA        Mr. Bonilla is jointly responsible for managing the Ultra Short-Term Municipal Income
Ultra Short-Term Municipal   Fund, which he has managed since 2007. Mr. Bonilla joined Wells Capital Management
Income Fund                  in 2000 as a portfolio manager for the Money Market Funds management team, and since 2005 has been a portfolio manager with the Municipal Fixed Income Team, specializing in tax-exempt securities. Education: B.A., Political Science, University of San
                             Diego; M.B.A., Finance, Pepperdine University.
WENDY CASETTA                Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income
Short-Term                   Fund, which she has managed since 2005, and the Short-Term Municipal Bond Fund,
 Municipal Bond Fund         which she has managed since 2007. Ms. Casetta joined Wells Capital Management in
Ultra Short-Term             2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining
 Municipal Income Fund       Wells Capital Management, Ms. Casetta was with Strong Capital Management, Inc.
                             where she was a senior research analyst and portfolio manager for the Municipal
                             Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin-
                             Oshkosh; M.B.A., Business Administration, University of North Florida.
LYLE J. FITTERER, CFA, CPA   Mr. Fitterer is responsible for managing the Intermediate Tax-Free Fund, which he has
Intermediate Tax-Free Fund   managed since 2001, and the Municipal Bond Fund, which he has managed since 2000.
Municipal Bond Fund          He is jointly responsible for managing the Short-Term Municipal Bond Fund and the
Short-Term                   Ultra Short-Term Municipal Income Fund, both of which he has managed since 2000.
 Municipal Bond Fund         Mr. Fitterer joined Wells Capital Management in 2005 as the managing director and
Ultra Short-Term             head of the Municipal Fixed Income Team and the Customized Fixed Income Team. He
 Municipal Income Fund       is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt
                             Fixed Income Team at Strong Capital Management for five years. Education: B.S.,
                             Accounting, University of North Dakota.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 27

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 28 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------


Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:


o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;


o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

                                                            HOW TO BUY SHARES 29

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
--------------------------
                            o Complete and sign the Institutional Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.
                                                                           --------------------------------------
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls,
                           Wisconsin 53051.
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 30 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
                              ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 By Telephone /                o To speak with an investor services representative call
 Electronic Funds Transfer    1-800-222-8222 or use the automated phone system at
(EFT)
-------------------------  --
                              1-800-368-7550.
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              --------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask
-----------------------------
                              questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                              Wisconsin 53051.
                              ---------------------------------------------------------------------
 Through Your Investment       Contact your investment representative.
  Representative

----------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 31
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
     Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 32 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund reserves the right to reject any purchase or exchange order for any reason. The Fund is not designed to serve as a vehicle for frequent trading. Purchases or exchanges that the Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Municipal Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds


                                                       HOW TO EXCHANGE SHARES 33

Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 34 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

                                                             ACCOUNT POLICIES 35
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 36 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds make distributions of any net investment income monthly, and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing NAV per share by the amount distributed.


TAXES
--------------------------------------------------------------------------------


The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Investor Class shares of the Intermediate Tax-Free Fund, Municipal Bond Fund, and the Short-Term Municipal Bond Fund.


 38 FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX-FREE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 31, 2001

For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006          2005/3/
 NET ASSET VALUE, BEGINNING           $10.60           $10.55           $10.81          $11.02
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.21             0.39             0.37            0.24
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.12             0.07            (0.24)           0.03
                                   ---------         --------         --------        --------
  Total income from
investment
   operations                           0.33             0.46             0.13            0.27
                                   ---------         --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.21)           (0.39)           (0.37)          (0.24)
  Distributions from net               (0.02)           (0.02)           (0.02)          (0.24)
                                   ---------         --------         --------        --------
  realized gain
  Total distributions                  (0.23)           (0.41)           (0.39)          (0.48)
                                   ---------         --------         --------        --------
 NET ASSET VALUE, END OF              $10.70           $10.60           $10.55          $10.81
                                   ---------         ========         ========        ========
  PERIOD
 TOTAL RETURN/1/                        3.16%            4.41%            1.22%           2.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $416,026         $313,361         $90,623         $71,870
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.94%            3.66%            3.53%           3.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                         1.20%            1.23%            1.32%           1.21%
  Waived fees and reimbursed           (0.45)%          (0.48)%          (0.57)%         (0.62)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                0.75%            0.75%            0.75%           0.59%
  expenses/2/
  Portfolio turnover rate/4/              49%              78%             102%             57%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.
5 for the period July 1, 2007 to December 31, 2007.

                                                         FINANCIAL HIGHLIGHTS 39

INTERMEDIATE TAX-FREE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING            $10.78             $10.48            $10.25
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.39               0.41              0.45
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.29               0.30              0.26
                                    ---------          ---------         ---------
  Total income from
investment
   operations                            0.68               0.71              0.71
                                    ---------          ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.39)             (0.41)            (0.45)
  Distributions from net                (0.05)              0.00             (0.03)
                                    ---------          ---------         ---------
  realized gain
  Total distributions                   (0.44)             (0.41)            (0.48)
                                    ---------          ---------         ---------
 NET ASSET VALUE, END OF               $11.02             $10.78            $10.48
                                    =========          =========         =========
  PERIOD
 TOTAL RETURN/1/                         6.44%              6.84%             7.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $41,936            $50,890           $33,654
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    3.60%              3.76%             4.20%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                          1.15%              1.16%             1.43%
  Waived fees and reimbursed            (0.66)%            (0.73)%           (1.36)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                 0.49%              0.43%             0.07%
  expenses/2/
  Portfolio turnover rate/4/               95%               190%              225%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.


 40 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 23, 1986
For a share outstanding throughout each period



                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/3/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60            $9.47
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.21             0.40             0.40             0.27
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.05)            0.11            (0.19)            0.13
                                    --------          -------          -------          -------
  Total income from
investment
   operations                           0.16             0.51             0.21             0.40
                                    --------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.21)           (0.40)           (0.40)           (0.27)
  Distributions from net                0.00            (0.02)            0.00             0.00
                                    --------          -------          -------          -------
  realized gain
  Total distributions                  (0.21)           (0.42)           (0.40)           (0.27)
                                    --------          -------          -------          -------
 NET ASSET VALUE, END OF               $9.45            $9.50            $9.41            $9.60
                                    ========          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                        1.66%            5.43%            2.25%            4.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $249,961         $248,692         $200,297         $201,608
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   4.30%            4.16%            4.25%            4.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.19%            1.24%            1.25%            0.98%
  Waived fees and reimbursed           (0.39)%          (0.44)%          (0.45)%          (0.18)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                0.80%            0.80%            0.80%            0.80%
  expenses/2/
  Portfolio turnover rate/4/              95%             107%             136%              68%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
5 for the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 41

MUNICIPAL BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 23, 1986
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING             $8.89              $8.73              $8.89
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.42               0.39               0.37
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.58               0.17              (0.16)
                                     --------           --------           --------
  Total income from
investment
   operations                            1.00               0.56               0.21
                                     --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.42)             (0.40)             (0.37)
  Distributions from net                 0.00               0.00               0.00
                                     --------           --------           --------
  realized gain
  Total distributions                   (0.42)             (0.40)             (0.37)
                                     --------           --------           --------
 NET ASSET VALUE, END OF                $9.47              $8.89              $8.73
                                     ========           ========           ========
  PERIOD
 TOTAL RETURN/1/                        11.52%              6.52%              2.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $185,717          $209,152           $243,289
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    4.72%              4.40%              4.23%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                           0.84%              0.81%              1.08%
  Waived fees and reimbursed            (0.03)%             0.00%              0.00%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                 0.81%              0.81%              1.08%
  expenses/2/
  Portfolio turnover rate/4/              100%               121%                95%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.


 42 FINANCIAL HIGHLIGHTS

SHORT-TERM MUNICIPAL BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 31, 1991
For a share outstanding throughout each period



                                   DECEMBER 31,
                                    2007/6/           JUNE 30,         JUNE 30,          JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/3/
 NET ASSET VALUE, BEGINNING            $9.74            $9.74            $9.83             $9.85
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.20             0.36             0.33              0.20
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.05             0.00            (0.09)            (0.02)
                                    --------          -------          -------           -------
  Total income from
investment
   operations                           0.25             0.36             0.24              0.18
                                    --------          -------          -------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.20)           (0.36)           (0.33)            (0.20)
  Distributions from net                0.00             0.00             0.00           0.00/5/
                                    --------          -------          -------         ---------
  realized gain
  Total distributions                  (0.20)           (0.36)           (0.33)            (0.20)
                                    --------          -------          -------         ---------
 NET ASSET VALUE, END OF               $9.79            $9.74            $9.74             $9.83
                                    ========          =======          =======         =========
  PERIOD
 TOTAL RETURN/1/                        2.57%            3.76%            2.49%             1.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $678,504         $674,631         $637,443          $657,403
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.99%            3.70%            3.40%             3.07%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.13%            1.15%            1.15%             0.87%
  Waived fees and reimbursed           (0.47)%          (0.49)%          (0.49)%           (0.21)%
  expenses
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          0.66%            0.66%            0.66%             0.66%
  Portfolio turnover rate/4/              55%             126%             129%               75%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
5 Amount calculated is less than $0.005.
6 for the period July 1, 2007 to December 31, 2007.

                                                         FINANCIAL HIGHLIGHTS 43

SHORT-TERM MUNICIPAL BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 31, 1991
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING             $9.83              $9.72              $9.78
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.31               0.35               0.40
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.02               0.11              (0.06)
                                     --------           --------           --------
  Total income from
investment
   operations                            0.33               0.46               0.34
                                     --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.31)             (0.35)             (0.40)
  Distributions from net                 0.00               0.00               0.00
                                     --------           --------           --------
  realized gain
  Total distributions                   (0.31)             (0.35)             (0.40)
                                     --------           --------           --------
 NET ASSET VALUE, END OF                $9.85              $9.83              $9.72
                                     ========           ========           ========
  PERIOD
 TOTAL RETURN/1/                         3.37%              4.82%              3.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $484,450          $644,324           $592,996
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    3.12%              3.57%              4.07%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                           0.69%              0.64%              0.61%
  Waived fees and reimbursed            (0.03)%             0.00%              0.00%
  expenses
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                           0.66%              0.64%              0.61%
  Portfolio turnover rate/4/               69%                84%                68%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
5 Amount calculated is less than $0.005.


 44 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 31, 2000
For a share outstanding throughout each period



                                   DECEMBER 31,
                                    2007/5/           JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007            2006           2005/4/
 NET ASSET VALUE, BEGINNING            $4.76            $4.76           $4.77           $4.83
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.11             0.19            0.16            0.09
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.01             0.00           (0.01)          (0.06)
                                    --------          -------         -------         -------
  Total income from
investment
   operations                           0.12             0.19            0.15            0.03
                                    --------          -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.11)           (0.19)          (0.16)          (0.09)
  Distributions from net                0.00             0.00            0.00            0.00
                                    --------          -------         -------         -------
  realized gain
  Total distributions                   (0.1)           (0.19)          (0.16)          (0.09)
                                    --------          -------         -------         -------
 NET ASSET VALUE, END OF               $4.77            $4.76           $4.76           $4.77
                                    ========          =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                        2.52%            3.95%           3.20%           0.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $79,716          $80,326         $91,622         $144,860
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   4.35%            3.87%           3.37%           2.86%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                         0.65%            0.61%           0.59%           0.47%
  Waived fees and reimbursed           (0.28)%          (0.24)%         (0.22)%         (0.06)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                0.37%            0.37%           0.37%           0.41%
  expenses/2/
  Portfolio turnover rate/3/              81%             123%            128%             47%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios presented for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.
4 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
5 for the period July 1, 2007 to December 31, 2007.

                                                         FINANCIAL HIGHLIGHTS 45

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 31, 2000
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING             $4.87              $4.87              $4.94
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.12               0.13               0.17
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       (0.04)              0.01              (0.07)
                                     --------           --------           --------
  Total income from
investment
   operations                            0.08               0.14               0.10
                                     --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.12)             (0.14)             (0.17)
  Distributions from net                 0.00               0.00               0.00
                                     --------           --------           --------
  realized gain
  Total distributions                   (0.12)             (0.14)             (0.17)
                                     --------           --------           --------
 NET ASSET VALUE, END OF                $4.83              $4.87              $4.87
                                     ========           ========           ========
  PERIOD
 TOTAL RETURN/1/                         1.65%              2.94%              2.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $289,641          $577,522           $360,355
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    2.45%              2.69%              3.45%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                          0.40%              0.37%              0.36%
  Waived fees and reimbursed            (0.02)%             0.00%              0.00%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                 0.38%              0.37%              0.36%
  expenses/2/
  Portfolio turnover rate/3/               72%               128%                76%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios presented for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.
4 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.^

 46 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                           048MIIT / P1104 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  MUNICIPAL INCOME FUNDS

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Colorado Tax-Free Fund


Intermediate Tax-Free Fund


Minnesota Tax-Free Fund

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
California Limited-Term          4
  Tax-Free Fund
California Tax-Free Fund         8
Colorado Tax-Free Fund          12
Intermediate Tax-Free Fund      16
Minnesota Tax-Free Fund         21
Municipal Bond Fund             25
National Limited-Term           29
  Tax-Free Fund
National Tax-Free Fund          33
Description of Principal        37
  Investment Risks
Portfolio Holdings              40
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     41
  of the Funds
About Wells Fargo Funds Trust   41
The Investment Adviser          41
The Sub-Adviser and             41
  Portfolio Managers
Dormant Multi-Manager           43
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares            44
Compensation to Dealers and    46
  Shareholder
   Servicing Agents
How to Buy Shares              47
How to Sell Shares             49
How to Exchange Shares         51
Account Policies               53


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   55
Taxes                           55
Financial Highlights            56
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Stephen Galiani

FUND INCEPTION:
11/18/1992
ADMINISTRATOR CLASS
Ticker: SCTIX

INVESTMENT OBJECTIVE
The California Limited-Term Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o California Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                        Calendar Year Total Returns for the Administrator Class/1/
                                          as of 12/31 each year
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
5.53%      0.15%      7.00%      4.37%      6.20%      2.64%      2.82%      1.63%      3.57%      3.29%


             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       3.04%
  Worst Quarter:      Q2    1999       -1.60%


          The Fund's year-to-date performance through December 31, 2007, was 3.29%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
    Returns Before Taxes              3.29%         2.79%         3.70%
    Returns After Taxes on            3.29%         2.74%         3.63%
  Distributions/2/
    Returns After Taxes on            3.50%         2.81%         3.63%
  Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 3-YEAR               5.00%         2.67%         3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Administrator Class shares incepted on September 6, 1996. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 6 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.51%
  TOTAL ANNUAL FUND                    0.91%
  OPERATING EXPENSES
  Fee Waivers                          0.31%
  NET EXPENSES/3/                      0.60%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $61
   3 Years                $259
   5 Years                $474
  10 Years              $1,091

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 7

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Stephen Galiani

FUND INCEPTION:
10/06/1988
ADMINISTRATOR CLASS
Ticker: SGCAX

INVESTMENT OBJECTIVE
The California Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o California Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      CALIFORNIA TAX-FREE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


   Calendar Year Total Returns for the Administrator Class/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.87%   -3.55%   13.77%   4.47%   7.73%   4.70%   5.10%   4.93%   5.07%   2.23%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       4.93%
  Worst Quarter:      Q2    2004      -2.42%


          The Fund's year-to-date performance through December 31, 2007, was 2.23%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             2.23%        4.40%          5.05%
  Returns After Taxes on           2.19%        4.28%          4.94%
  Distributions/2/
  Returns After Taxes on           3.14%        4.41%          4.99%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS MUNICIPAL         3.36%        4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on December 15, 1997. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 10 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.45%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.86%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.30%
  NET EXPENSES/4,5,6/                  0.56%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.55%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $61
   3 Years                $259
   5 Years                $474
  10 Years              $1,091

                                                     CALIFORNIA TAX-FREE FUND 11

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani
Adrian Van Poppel

FUND INCEPTION:
6/01/1993
ADMINISTRATOR CLASS
Ticker: NCOTX

INVESTMENT OBJECTIVE
The Colorado Tax-Free Fund seeks current income exempt from federal income tax and Colorado individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Colorado Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       COLORADO TAX-FREE FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


            Calendar Year Total Returns for the Administrator Class/1/
                              as of 12/31 each year
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
6.14%   -5.39%   13.62%   5.38%   10.29%   4.85%   4.03%   3.27%   4.51%   2.70%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       5.89%
  Worst Quarter:      Q2    1999      -2.30%


          The Fund's year-to-date performance through December 31, 2007, was 2.70%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             2.70%        3.87%          4.83%
  Returns After Taxes on           2.69%        3.87%          4.82%
  Distributions/2/
  Returns After Taxes on           3.32%        3.97%          4.84%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS MUNICIPAL         3.36%        4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Administrator Class shares incepted on August 23, 1993. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 14 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.50%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.91%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.30%
  NET EXPENSES/4,5,6/                  0.61%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $62
   3 Years                $261
   5 Years                $476
  10 Years              $1,095


                                                       COLORADO TAX-FREE FUND 15

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
7/31/2001
ADMINISTRATOR CLASS
Ticker: WFITX

INVESTMENT OBJECTIVE
The Intermediate Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. While we reserve the right to invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax or federal AMT, we currently intend under normal conditions to avoid investing in securities that pay interest subject to federal income tax or federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 16 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                   INTERMEDIATE TAX-FREE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Intermediate Tax-Free Fund was organized as the successor fund to the Strong Intermediate Municipal Bond Fund.

[GRAPHIC APPEARS HERE]




  Calendar Year Total Returns for the
        Administrator Class/1/
         as of 12/31 each year
2002    2003    2004    2005    2006    2007
9.90%   6.89%   4.93%   3.00%   4.63%   3.48%







      BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       3.84%
  Worst Quarter:      Q2    2004      -1.48%



          The Fund's year-to-date performance through December 31, 2007, was 3.48%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             3.48%        4.58%              5.51%
  Returns After Taxes on           3.44%        4.38%              5.33%
  Distributions/2/
  Returns After Taxes on           3.64%        4.35%              5.21%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 7-YEAR            5.06%        3.86%              4.68%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on July 31, 2001, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Investor Class annual returns are substantially similar to what the Administrator Class shares would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses. Returns for the Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 7-Year Municipal Bond Index is the 7-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 18 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.45%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.86%
  OPERATING EXPENSES
  Fee Waivers                          0.25%
  NET EXPENSES/4,5/                    0.61%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through October 31, 2009 , to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                   INTERMEDIATE TAX-FREE FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $62
   3 Years                $250
   5 Years                $453
  10 Years              $1,040



 20 INTERMEDIATE TAX-FREE FUND

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Adrian Van Poppel

FUND INCEPTION:
1/12/1988
ADMINISTRATOR CLASS
Ticker: NWMIX

INVESTMENT OBJECTIVE
The Minnesota Tax-Free Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax , including federal AMT, and Minnesota individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                      MINNESOTA TAX-FREE FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Minnesota Municipal Securities Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


   Calendar Year Total Returns for the Administrator Class/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.22%   -5.93%   12.58%   5.18%   8.87%   5.36%   4.07%   3.12%   4.40%   3.17%



           BEST AND WORST QUARTER
  Best Quarter:       4Q    2000       4.84%
  Worst Quarter:      3Q    1999      -2.60%



          The Fund's year-to-date performance through December 31, 2007, was 3.17%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             3.17%        4.02%          4.61%
  Returns After Taxes on           3.12%        3.97%          4.58%
  Distributions/2/
  Returns After Taxes on           3.70%        4.08%          4.61%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS MUNICIPAL         3.36%        4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Administrator Class shares incepted on August 2, 1993. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                      MINNESOTA TAX-FREE FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.49%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.90%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.29%
  NET EXPENSES/4,5,6/                  0.61%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $62
   3 Years                $258
   5 Years                $470
  10 Years              $1,081

 24 MINNESOTA TAX-FREE FUND

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:
10/23/1986
ADMINISTRATOR CLASS
Ticker: WMFDX


INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 25% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                          MUNICIPAL BOND FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for the Administrator Class/1/
                              as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004     2005    2006    2007
6.69%   -6.48%   3.32%   4.70%   6.47%   6.72%   10.30%   5.23%   6.10%   2.48%



           BEST AND WORST QUARTER
  Best Quarter:       3Q    2004       7.12%
  Worst Quarter:      4Q    1999      -3.59%



          The Fund's year-to-date performance through December 31, 2007, was 2.48%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             2.48%        6.13%          4.46%
  Returns After Taxes on           2.48%        6.13%          4.46%
  Distributions/2/
  Returns After Taxes on           3.22%        5.95%          4.49%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS MUNICIPAL         3.36%        4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                          MUNICIPAL BOND FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.49%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.90%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.29%
  NET EXPENSES/4,5,6/                  0.61%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or any other fund held by the Fund, at 0.60%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $62
   3 Years                $258
   5 Years                $471
  10 Years              $1,084


 28 MUNICIPAL BOND FUND

NATIONAL LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
10/1/1996
ADMINISTRATOR CLASS
Ticker: NVLIX

INVESTMENT OBJECTIVE
The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 1 and 5 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


          Calendar Year Total Returns for the Administrator Class/1/
                             as of 12/31 each year
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.28%   0.08%   6.52%   5.48%   8.18%   3.53%   1.71%   0.97%   3.40%   3.75%



           BEST AND WORST QUARTER
  Best Quarter:       2Q    2002       3.68%
  Worst Quarter:      2Q    2004      -1.77%



          The Fund's year-to-date performance through December 31, 2007, was 3.75%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             3.75%        2.66%          3.86%
  Returns After Taxes on           3.75%        2.66%          3.86%
  Distributions/2/
  Returns After Taxes on           3.81%        2.74%          3.85%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 3-YEAR            5.00%        2.67%          3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Administrator Class shares incepted on October 1, 1996. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.53%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.94%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.33%
  NET EXPENSES/4,5,6/                  0.61%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $62
   3 Years                $267
   5 Years                $488
  10 Years              $1,124

 32 NATIONAL LIMITED-TERM TAX-FREE FUND

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:

8/1/1989
ADMINISTRATOR CLASS
Ticker: NTFTX

INVESTMENT OBJECTIVE
The National Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy.In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       NATIONAL TAX-FREE FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


   Calendar Year Total Returns for the Administrator Class/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.54%   -5.44%   13.13%   4.77%   8.38%   4.66%   4.82%   4.30%   4.79%   2.59%



           BEST AND WORST QUARTER
  Best Quarter:       4Q    2000       5.31%
  Worst Quarter:      2Q    2004      -2.49%



          The Fund's year-to-date performance through December 31, 2007, was 2.59%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             2.59%        4.23%          4.76%
  Returns After Taxes on           2.59%        4.23%          4.75%
  Distributions/2/
  Returns After Taxes on           3.23%        4.28%          4.78%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS MUNICIPAL         3.36%        4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Administrator Class shares incepted on August 2, 1993. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                       NATIONAL TAX-FREE FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


       ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                   0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.48%
  Acquired Fund Fees and               0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    0.89%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.28%
  NET EXPENSES/4,5,6/                  0.61%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $62
   3 Years                $256
   5 Years                $466
  10 Years              $1,070

                                       ^

 36 NATIONAL TAX-FREE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CALIFORNIA MUNICIPAL  Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK       Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.
COLORADO MUNICIPAL    Events in Colorado are likely to affect a Fund's investments in Colorado municipal securities.
SECURITIES RISK       The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing.
                      Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where the Fund agrees to buy a security and where the seller agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual repurchase obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect the value of the security. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                            For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MINNESOTA MUNICIPAL        Events in Minnesota are likely to affect a Fund's investments in Minnesota municipal
SECURITIES RISK            securities. Although Minnesota has a relatively diverse economy, its economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.
MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
NON-DIVERSIFICATION RISK   Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                           "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                           of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 39

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 40 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



JULIO C. BONILLA, CFA        Mr. Bonilla is jointly responsible for managing the California Limited-Term Tax-Free
California Limited-Term      Fund, which he has managed since 2005. Mr. Bonilla joined Wells Capital Management
 Tax-Free Fund               in 2000 as a portfolio manager for the Money Market Funds management team, and since 2005 has been a portfolio manager with the Municipal Fixed Income Team, specializing in tax-exempt securities. Education: B.A., Political Science, University of San
                             Diego; M.B.A., Finance, Pepperdine University.
WENDY CASETTA                Ms. Casetta is jointly responsible for managing the Minnesota Tax-Free Fund, which she
Minnesota Tax-Free Fund      has managed since 2008. Ms. Casetta joined Wells Capital Management in 2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital
                             Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin-Oshkosh; M.B.A., Business
                             Administration, University of North Florida.
LYLE J. FITTERER, CFA, CPA   Mr. Fitterer is responsible for managing the Intermediate Tax-Free Fund, which he has
Intermediate Tax-Free Fund   managed since 2001 and the National Limited-Term Tax-Free Fund, which he has
Municipal Bond Fund          managed since 2006. He is jointly responsible for managing the National Tax-Free
National Limited-Term        Fund, which he has managed since 2006, and the Municipal Bond Fund, which he has
 Tax-Free Fund               managed since 2000. Mr. Fitterer joined Wells Capital Management in 2005 as the
National Tax-Free Fund       managing director and head of the Municipal Fixed Income Team and the Customized
                             Fixed Income Team. He is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed Income Team at Strong Capital Management for five years. Education: B.S., Accounting, University of North Dakota.
STEPHEN GALIANI              Mr. Galiani is jointly responsible for managing the California Limited-Term Tax-Free
California Limited-Term      Fund, which he has managed since 2001, and the Colorado Tax-Free Fund, which he has
 Tax-Free Fund               managed since 2006. He is also responsible for managing the California Tax-Free Fund,
California Tax-Free Fund     which he has managed since 1999. Mr. Galiani joined Wells Capital Management in
Colorado Tax-Free Fund       1997 and has since served as a portfolio manager on the Municipal Fixed Income
                             Team. Education: B.A., English, Manhattan College; M.B.A., Boston University.
ADRIAN VAN POPPEL            Mr. Van Poppel is jointly responsible for managing the Colorado Tax-Free Fund and the
Colorado Tax-Free Fund       Minnesota Tax-Free Fund, each of which he has managed since 2005. Mr. Van Poppel
Minnesota Tax-Free Fund      joined Wells Capital Management in 1997 and currently serves as a portfolio manager, specializing in tax-free mutual funds, as well as separate accounts in Minnesota,
                             Arizona and California. Previously, Mr. Van Poppel was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San
                             Francisco. Education: B.A., Business Administration and Economics, Saint Mary's College
                             (Moraga, California).


 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Municipal Bond Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 44 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                                          PRICING FUND SHARES 45

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 46 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
---------------------------
                             o Complete and sign the Administrator Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

                                                            HOW TO BUY SHARES 47

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls,
                           Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 48 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
                              ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 By Telephone /                o To speak with an investor services representative call
 Electronic Funds Transfer    1-800-222-8222 or use the automated phone system at
(EFT)
-------------------------  --
                              1-800-368-7550.
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              --------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask
-----------------------------
                              questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                              Wisconsin 53051.
                              ---------------------------------------------------------------------
 Through Your Investment       Contact your investment representative.
  Representative

----------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 49
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
     Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 50 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds


                                                       HOW TO EXCHANGE SHARES 51

Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 52 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

                                                             ACCOUNT POLICIES 53
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 54 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income monthly, and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. It is intended that distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state's individual income taxes if the Fund primarily invests in such securities. For example, you generally will not be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund's Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to the Minnesota AMT. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Investor Class shares of the Intermediate Tax-Free Fund.


 56 FINANCIAL HIGHLIGHTS

CALIFORNIA LIMITED-TERM TAX-FREE FUND
ADMINISTRATOR CLASS/3/ SHARES-COMMENCED ON SEPTEMBER 6, 1996
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.20          $10.18          $10.43          $10.29          $10.57          $10.34
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.19            0.38            0.32            0.31            0.26            0.27
  Net realized and
   unrealized gain (loss)
   on investments                       0.05            0.02           (0.23)           0.15           (0.22)           0.23
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.24            0.40            0.09            0.46            0.04            0.50
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.20)          (0.38)          (0.31)          (0.30)          (0.26)          (0.27)
  Distributions from net
   realized gain                        0.00            0.00           (0.03)          (0.02)          (0.06)           0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.20)          (0.38)          (0.34)          (0.32)          (0.32)          (0.27)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.24          $10.20          $10.18          $10.43          $10.29          $10.57
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.36%           4.00%           0.89%           4.54%           0.36%           4.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $26,915         $24,600         $20,677         $17,707         $15,425         $39,338
  Ratio of net investment
   income (loss) to
   average net assets                   3.87%           3.74%           3.11%           2.93%           2.40%           2.49%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               0.92%           0.91%           0.91%           0.79%           0.73%           0.72%
  Waived fees and
   reimbursed expenses/2/              (0.32)%         (0.31)%         (0.31)%         (0.19)%         (0.13)%         (0.12)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               0.60%           0.60%           0.60%           0.60%           0.60%           0.60%
  Portfolio turnover rate/4/              46%             80%             82%            111%             48%             64%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Formerly named the Institutional Class.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 for the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 57

CALIFORNIA TAX-FREE FUND
ADMINISTRATOR CLASS/3/ SHARES-COMMENCED ON DECEMBER 15, 1997
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $11.04          $11.03          $11.54          $11.03          $11.59          $11.32
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.26            0.51            0.51            0.52            0.53            0.53
  Net realized and
   unrealized gain (loss)
   on investments                      (0.03)           0.04           (0.40)           0.57           (0.46)           0.32
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.23            0.55            0.11            1.09            0.07            0.85
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.26)          (0.51)          (0.51)          (0.52)          (0.53)          (0.55)
  Distributions from net
   realized gain                       (0.03)          (0.03)          (0.11)          (0.06)          (0.10)          (0.03)
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.29)          (0.54)          (0.62)          (0.58)          (0.63)          (0.58)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.98          $11.04          $11.03          $11.54          $11.03          $11.59
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.12%           5.06%           1.02%          10.07%           0.66%           7.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $53,546         $50,556         $46,686         $41,926         $36,408         $38,681
  Ratio of net investment
   income (loss) to
   average net assets                   4.63%           4.56%           4.58%           4.60%           4.69%           4.82%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)/2/                      0.85%           0.85%           0.86%           0.75%           0.70%           0.65%
  Waived fees and
   reimbursed expenses/2/              (0.30)%         (0.30)%         (0.31)%         (0.20)%         (0.15)%         (0.08)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               0.55%           0.55%           0.55%           0.55%           0.55%           0.57%
  Portfolio turnover rate/4/              25%             49%             48%             30%             41%             34%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Formerly named the Institutional Class.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 for the period July 1, 2007 to December 31, 2007.


 58 FINANCIAL HIGHLIGHTS

COLORADO TAX-FREE FUND
ADMINISTRATOR CLASS/3/ SHARES-COMMENCED ON AUGUST 23, 1993
For a share outstanding throughout each period


                                  DECEMBER 31,
                                     20076          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $$10.57          $10.55          $10.94          $10.64          $11.01          $10.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.23            0.48            0.49            0.49            0.50            0.52
  Net realized and
   unrealized gain (loss)
   on investments                       0.01            0.02           (0.40)           0.30           (0.37)           0.39
                                  ----------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.24            0.50            0.09            0.79            0.13            0.91
                                  ----------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.23)          (0.48)          (0.48)          (0.49)          (0.50)          (0.52)
  Distributions from net
   realized gains                      (0.01)           0.00            0.00            0.00            0.00            0.00
                                  ----------        --------        --------        --------        --------        --------
  Total distributions                  (0.24)          (0.48)          (0.48)          (0.49)          (0.50)          (0.52)
                                  ----------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.57          $10.57          $10.55          $10.94          $10.64          $11.01
                                  ==========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.29%           4.72%           0.85%           7.50%           1.18%           8.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $39,713         $35,446         $32,321         $36,304         $41,196         $51,730
  Ratio of net investment
   income (loss) to
   average net assets                   4.43%           4.46%           4.53%           4.49%           4.62%           4.76%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/             0.96%           0.97%           0.98%           0.83%           0.77%           0.79%
  Waived fees and
   reimbursed expenses/2/              (0.30)%         (0.30)%         (0.30)%         (0.17)%         (0.13)%         (0.11)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,5/             0.66%           0.67%           0.68%           0.66%           0.64%           0.68%
  Portfolio turnover rate/4/              10%             21%             23%             33%             31%             37%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Formerly named the Institutional Class.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

5 Ratios include interest expenses and fees.


6 for the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 59

INTERMEDIATE TAX-FREE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period



                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006          2005/3/
 NET ASSET VALUE, BEGINNING           $10.60           $10.55           $10.81          $11.02
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.21             0.39             0.37            0.24
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.12             0.07            (0.24)           0.03
                                   ---------         --------         --------        --------
  Total income from
investment
   operations                           0.33             0.46             0.13            0.27
                                   ---------         --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.21)           (0.39)           (0.37)          (0.24)
  Distributions from net               (0.02)           (0.02)           (0.02)          (0.24)
                                   ---------         --------         --------        --------
  realized gain
  Total distributions                  (0.23)           (0.41)           (0.39)          (0.48)
                                   ---------         --------         --------        --------
 NET ASSET VALUE, END OF              $10.70           $10.60           $10.55          $10.81
                                   =========         ========         ========        ========
  PERIOD
 TOTAL RETURN/1/                        3.16%            4.41%            1.22%           2.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $416,026         $313,361         $90,623         $71,870
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.94%            3.66%            3.53%           3.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                         1.20%            1.23%            1.32%           1.21%
  Waived fees and reimbursed           (0.45)%          (0.48)%          (0.57)%         (0.62)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                0.75%            0.75%            0.75%           0.59%
  expenses/2/
  Portfolio turnover rate/4/              49%              78%             102%             57%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.
5 for the period July 1, 2007 to December 31, 2007.

 60 FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX-FREE FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING            $10.78             $10.48            $10.25
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.39               0.41              0.45
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.29               0.30              0.26
                                    ---------          ---------         ---------
  Total income from
investment
   operations                            0.68               0.71              0.71
                                    ---------          ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.39)             (0.41)            (0.45)
  Distributions from net                (0.05)              0.00             (0.03)
                                    ---------          ---------         ---------
  realized gain
  Total distributions                   (0.44)             (0.41)            (0.48)
                                    ---------          ---------         ---------
 NET ASSET VALUE, END OF               $11.02             $10.78            $10.48
                                    =========          =========         =========
  PERIOD
 TOTAL RETURN/1/                         6.44%              6.84%             7.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $41,936            $50,890           $33,654
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    3.60%              3.76%             4.20%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                          1.15%              1.16%             1.43%
  Waived fees and reimbursed            (0.66)%            (0.73)%           (1.36)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                 0.49%              0.43%             0.07%
  expenses/2/
  Portfolio turnover rate/4/               95%               190%              225%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 61

MINNESOTA TAX-FREE FUND
ADMINISTRATOR CLASS/3/ SHARES-COMMENCED ON AUGUST 2, 1993
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.69          $10.73          $11.14          $10.89          $11.27          $10.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.25            0.48            0.48            0.48            0.49            0.49
  Net realized and
   unrealized gain (loss)
   on investments                      0.05           (0.01)          (0.37)           0.29           (0.39)           0.43
                                   --------         -------         -------         -------         -------         -------
  Total income from
   investment operations               0.30            0.47            0.11            0.77            0.10            0.92
                                   --------         -------         -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.24)          (0.48)          (0.48)          (0.47)          (0.48)          (0.49)
  Distributions from net
   realized gains                     (0.03)          (0.03)          (0.04)          (0.05)           0.00            0.00
                                   --------         -------         -------         -------         -------         -------
  Total distributions                 (0.27)          (0.51)          (0.52)          (0.52)          (0.48)          (0.49)
                                   --------         -------         -------         -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.72          $10.69          $10.73          $11.14          $10.89          $11.27
                                   ========         =======         =======         =======         =======         =======
 TOTAL RETURN/1/                       2.90%           4.40%           0.98%           7.23%           0.86%           8.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $106,406        $115,134        $109,137        $128,854        $143,410        $185,450
  Ratio of net investment
   income (loss) to
   average net assets                  4.49%           4.43%           4.42%           4.31%           4.35%           4.43%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              0.89%           0.89%           0.90%           0.76%           0.71%           0.65%
  Waived fees and
   reimbursed expenses/2/             (0.29)%         (0.29)%         (0.30)%         (0.16)%         (0.11)%         (0.05)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.60%           0.60%           0.60%           0.60%           0.60%           0.60%
  Portfolio turnover rate/4/             20%             19%             20%             18%             12%             23%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Formerly named the Institutional Class.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 for the period July 1, 2007 to December 31, 2007.


 62 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007            2006          2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41           $9.60           $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.22             0.43            0.43            0.10
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.05)            0.11           (0.19)           0.17
                                    --------          -------         -------         -------
  Total income from
investment
   operations                           0.17             0.54            0.24            0.27
                                    --------          -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.22)           (0.43)          (0.43)          (0.10)
  Distributions from net                0.00            (0.02)           0.00            0.00
                                    --------          -------         -------         -------
  realized gain
  Total distributions                  (0.22)           (0.45)          (0.43)          (0.10)
                                    --------          -------         -------         -------
 NET ASSET VALUE, END OF               $9.45            $9.50           $9.41           $9.60
                                    ========          =======         =======         =======
  PERIOD
 TOTAL RETURN/1/                        1.80%            5.77%           2.57%           2.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $15,751          $15,926         $16,136         $17,821
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   4.58%            4.48%           4.57%           4.87%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          0.87%            0.89%           0.90%           0.90%
  Waived fees and reimbursed           (0.35)%          (0.41)%         (0.42)%         (0.44)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          0.52%            0.48%           0.48%           0.46%
  Portfolio turnover rate/3/              95%             107%            136%             68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.

4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005. 5 for the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 63

NATIONAL LIMITED-TERM TAX-FREE FUND
ADMINISTRATOR CLASS/3/ SHARES-COMMENCED ON OCTOBER 1, 1996
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.59           $10.61          $10.81         $10.81          $11.09          $10.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.20             0.40            0.34           0.31            0.29            0.37
  Net realized and
   unrealized gain (loss)
   on investments                      0.08            (0.02)          (0.20)          0.00           (0.28)           0.36
                                   --------         --------        --------        -------         -------         -------
  Total income from
   investment operations               0.28             0.38            0.14           0.31            0.01            0.73
                                   --------         --------        --------        -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.21)           (0.40)          (0.34)         (0.31)          (0.29)          (0.37)
  Distributions from net
   realized gains                      0.00             0.00            0.00           0.00            0.00            0.00
                                   --------         --------        --------        -------         -------         -------
  Total distributions                 (0.21)           (0.40)          (0.34)         (0.31)          (0.29)          (0.37)
                                   --------         --------        --------        -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.66           $10.59          $10.61         $10.81          $10.81          $11.09
                                   ========         ========        ========        =======         =======         =======
 TOTAL RETURN/1/                       2.67%            3.64%           1.36%          2.87%           0.06%           6.86%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $78,411          $79,919         $96,761        $121,244        $170,340        $152,835
  Ratio of net investment
   income (loss) to
   average net assets                  3.91%            3.77%           3.23%          2.82%           2.60%           3.29%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              0.95%            0.93%           0.94%          0.83%           0.71%           0.71%
  Waived fees and
   reimbursed expenses/2/             (0.35)%          (0.33)%         (0.34)%        (0.23)%         (0.11)%         (0.11)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.60%            0.60%           0.60%          0.60%           0.60%           0.60%
  Portfolio turnover rate/4/             31%              77%             69%            26%             24%             40%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Formerly named the Institutional Class.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 for the period July 1, 2007 to December 31, 2007.


 64 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE FUND
ADMINISTRATOR CLASS/3/ SHARES-COMMENCED ON AUGUST 2, 1993
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.29          $10.25          $10.61          $10.16          $10.53          $10.30
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.23            0.44            0.46            0.48            0.47            0.52
  Net realized and
   unrealized gain (loss)
   on investments                      0.00            0.04           (0.37)           0.45           (0.36)           0.22
                                   --------         -------         -------         -------         -------         -------
  Total income from
   investment operations               0.23            0.48            0.09            0.93            0.11            0.74
                                   --------         -------         -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.23)          (0.44)          (0.45)          (0.48)          (0.48)          (0.51)
  Distributions from net
   realized gains                      0.00            0.00            0.00            0.00            0.00            0.00
                                   --------         -------         -------         -------         -------         -------
  Total distributions                 (0.23)          (0.44)          (0.45)          (0.48)          (0.48)          (0.51)
                                   --------         -------         -------         -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.29          $10.29          $10.25          $10.61          $10.16          $10.53
                                   ========         =======         =======         =======         =======         =======
 TOTAL RETURN/1/                       2.30%           4.75%           0.91%           9.33%           1.01%           7.34%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $146,646        $152,143        $154,533        $182,359        $183,520        $260,989
  Ratio of net investment
   income (loss) to
   average net assets                  4.51%           4.27%           4.41%           4.62%           4.60%           4.97%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              0.88%           0.88%           0.87%           0.74%           0.70%           0.67%
  Waived fees and
   reimbursed expenses/2/             (0.28)%         (0.28)%         (0.27)%         (0.14)%         (0.10)%         (0.07)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.60%           0.60%           0.60%           0.60%           0.60%           0.60%
  Portfolio turnover rate/4/             61%             84%             85%             59%             63%             37%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Formerly named the Institutional Class.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

5 for the period July 1, 2007 to December 31, 2007.

                                                         FINANCIAL HIGHLIGHTS 65

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                           048MIAM / P1103 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund

Common Stock Fund

Discovery Fund
(Class A and Class C only)


Enterprise Fund
(Class C only)


Mid Cap Disciplined Fund
(Class A and Class C only)

Mid Cap Growth Fund


Opportunity Fund
(Class C only)

Small Cap Disciplined Fund
(Class A and Class C only)


Small Cap Growth Fund

Small Cap Value Fund

Small/Mid Cap Value Fund
(Class A and Class C only)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Mid Cap Value Fund                      4
Common Stock Fund                           9
Discovery Fund                             14
Enterprise Fund                            19
Mid Cap Disciplined Fund                   24
Mid Cap Growth Fund                        29
Opportunity Fund                           34
Small Cap Disciplined Fund                 39
Small Cap Growth Fund                      44
Small Cap Value Fund                       49
Small/Mid Cap Value Fund                   54
Description of Principal Investment        59
  Risks
Portfolio Holdings Information             62


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   63
About Wells Fargo Funds Trust              63
The Investment Adviser                     63
The Sub-Advisers and Portfolio Managers    63
Dormant Multi-Manager Arrangement          67


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                  68
Reductions and Waivers of Sales Charges    71
Compensation to Dealers and Shareholder    75
   Servicing Agents
Pricing Fund Shares                        76
How to Open an Account                     77
How to Buy Shares                          78
How to Sell Shares                         80
How to Exchange Shares                     83
Account Policies                           85


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   87
Taxes                           88
Financial Highlights            89
For More Information    Back Cover



Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.


Throughout this Prospectus, the WELLS FARGO ADVANTAGE DISCOVERY FUND/SM/ is
                     referred to as the "Discovery Fund".

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
At the discretion of the Board of Trustees, the Mid Cap Growth Fund and Small Cap Value Fund each have the potential of becoming gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.

                                                          KEY FUND INFORMATION 3

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
CLASS A:
Ticker: CBMAX
CLASS B:
Ticker: CBMBX
CLASS C:
Ticker: CBMCX

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        C&B MID CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                          CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                    AS OF 12/31 EACH YEAR
 1999        2000        2001        2002        2003        2004       2005        2006       2007
-0.19%      41.03%      25.16%       -9.50%     38.99%      10.92%      6.02%      25.48%       -8.93%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       20.78%
  Worst Quarter:      Q3    2002       -20.75%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                  1 YEAR          5 YEARS        LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                           -14.16%          11.97%             11.10%
  Returns After Taxes on                         -18.10%           9.97%              9.47%
  Distributions/2/
  Returns After Taxes on                          -6.93%           9.92%              9.17%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                 -14.65%          12.22%             10.94%
 CLASS C/1/ Returns Before Taxes                 -10.65%          12.48%             10.95%
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX/3/          -1.42%          17.92%              9.97%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. The unnamed share class of the predecessor fund incepted on February 18, 1998. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell Midcap (Reg. TM) Value Index measures the performance of those
  Russell Midcap (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index. You cannot invest directly in an index.

 6 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B        CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/       5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                    CLASS A       CLASS B       CLASS C
  Management Fees/2/                         0.72%         0.72%         0.72%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses/3/                          0.64%         0.64%         0.64%
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.36%         2.11%         2.11%
  Fee Waivers                                0.00%         0.00%         0.00%
  NET EXPENSES/4/                            1.40%         2.15%         2.15%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s) shown. After this time, the net operating expense ratio may be increased only with approval of the Board. Please note that during the Fund's most recent fiscal year, the actual operating expenses incurred were below the contractual net operating expense ratios committed to by the adviser, at 1.36% for Class A shares, 2.11% for Class B shares, and 2.11% for Class C shares.

                                                        C&B MID CAP VALUE FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $709           $718           $318
   3 Years          $985           $965           $665
   5 Years        $1,280         $1,338         $1,138
  10 Years        $2,119         $2,164         $2,445
 If you do NOT sell your shares at the end of the period:
   1 Year           $709           $218           $218
   3 Years          $985           $665           $665
   5 Years        $1,280         $1,138         $1,138
  10 Years        $2,119         $2,164         $2,445

 8 C&B MID CAP VALUE FUND

COMMON STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Ann M. Miletti

FUND INCEPTION:
12/29/1989
CLASS A:
Ticker: SCSAX
CLASS B:
Ticker: SCSKX
CLASS C:
Ticker: STSAX

INVESTMENT OBJECTIVE
The Common Stock Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in common stocks; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in common stocks of small-and medium-capitalization companies, which we define as those with market capitalizations falling within the ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index. The ranges of the Russell 2000 Index and the Russell Midcap (Reg. TM) Index were $2.7 billion to $20.8 billion and $4.5 billion to $41.7 billion respectively, as of December 31, 2007, and are expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We invest principally in common stocks of small-and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several different types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on company management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of the company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                             COMMON STOCK FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 COMMON STOCK FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Common Stock Fund was organized as the successor fund to the Strong Advisor Common Stock Fund.

[GRAPHIC APPEARS HERE]

                    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                              AS OF 12/31 EACH YEAR
1998    1999        2000     2001     2002      2003     2004    2005     2006     2007
6.21%   39.85%/2/   -1.60%   -1.99%   -19.48%   38.50%   9.67%   11.92%   15.29%   9.95%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       25.15%
  Worst Quarter:      Q3    2001      -20.12%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                           1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                   3.62%        15.22%         8.89%
  Returns After Taxes on                 0.14%        12.80%         7.12%
  Distributions/3/
  Returns After Taxes on                 5.15%        12.82%         7.21%
Distributions and Sale of Fund
  Shares/3/
 CLASS B/1/Returns Before Taxes          4.13%        15.49%         8.99%
 CLASS C/1/ Returns Before Taxes         8.13%        15.69%         8.82%
 RUSSELL 2500TM INDEX/4/                 1.38%        16.99%         9.01%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance shown prior to April 11, 2005 for the Class
  A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Common Stock Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

4 The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 16% of the total market capitalization of the Russell 3000 (Reg. TM) Index. You cannot invest directly in an index.

                                                            COMMON STOCK FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.72%         0.72%         0.72%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.65%         0.65%         0.65%
  Acquired Fund Fees and Expenses/4/        0.02%         0.02%         0.02%
  TOTAL ANNUAL FUND OPERATING               1.39%         2.14%         2.14%
  EXPENSES/5/
  Fee Waivers                               0.06%         0.06%         0.06%
  NET EXPENSES/6,7/                         1.33%         2.08%         2.08%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.31% for Class A shares, and 2.06% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 12 COMMON STOCK FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $703           $711           $311
   3 Years          $984           $964           $664
   5 Years        $1,286         $1,344         $1,144
  10 Years        $2,143         $2,188         $2,468
 If you do NOT sell your shares at the end of the period:
   1 Year           $703           $211           $211
   3 Years          $984           $664           $664
   5 Years        $1,286         $1,144         $1,144
  10 Years        $2,143         $2,187         $2,468

                                                            COMMON STOCK FUND 13

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
CLASS A:
Ticker: WFDAX
CLASS C:
Ticker: WDSCX

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 14 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                               DISCOVERY FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Discovery Fund was organized as the successor fund to the Strong Discovery Fund.

[GRAPHIC APPEARS HERE]

                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                           AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002      2003     2004     2005    2006     2007
7.04%   5.28%   3.97%   4.17%   -12.12%   38.34%   15.69%   7.24%   13.02%   21.93%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       25.78%
  Worst Quarter:      Q3    2001      -18.90%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                        21.93%       18.79%         9.76%
  Returns After Taxes on                      17.99%       16.88%         8.30%
  Distributions/2/
  Returns After Taxes on                      16.69%       15.86%         7.95%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/Returns Before Taxes               21.93%       18.79%         9.76%
 RUSSELL 2500TM GROWTH INDEX/3/                9.69%       17.43%         6.63%
  (reflects no deduction for expenses
  or taxes)



1 Class A and Class C shares incepted on July 31, 2007. Performance shown for the Class A shares and Class C shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. The Investor Class shares annual returns are substantially similar to what the Class A shares and Class C shares returns would be because the Investor Class shares, Class A shares and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell 2500TM Growth Index measures the performance of those Russell
  2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 16 DISCOVERY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS A        CLASS C
  Management Fees/2/                           0.75%          0.75%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.65%          0.65%
  Acquired Fund Fees and Expenses/4/           0.01%          0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.41%          2.16%
  Fee Waivers                                  0.07%          0.07%
  NET EXPENSES/5, 6/                          1.34%          2.09%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.33% for Class A shares, and 2.08% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                               DISCOVERY FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $704            $312
   3 Years            $989            $669
   5 Years          $1,295          $1,153
   10 Years         $2,163          $2,487
 If you do NOT sell your shares at the end of
the period:
   1 Year             $704            $212
   3 Years            $989            $669
   5 Years          $1,295          $1,153
   10 Years         $2,163          $2,487

 18 DISCOVERY FUND

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
CLASS C:
Ticker: WENCX

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                              ENTERPRISE FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 20 ENTERPRISE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Enterprise Fund was organized as the successor fund to the Strong Enterprise Fund.

[GRAPHIC APPEARS HERE]




                 CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                            AS OF 12/31 EACH YEAR
1999         2000      2001      2002      2003     2004     2005    2006     2007
187.83%/4/   -29.77%   -21.96%   -28.18%   36.98%   14.55%   8.62%   11.85%   17.55%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       71.27%
  Worst Quarter:      Q4    2000      -24.29%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEAR       LIFE OF FUND/1/
 CLASS C/1/
  Returns Before Taxes                     17.55%       17.51%             15.33%
  Returns After Taxes on                   17.55%       17.51%             15.10%
  Distributions/2/
  Returns After Taxes on                   11.41%       15.49%             13.72%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) GROWTH           11.43%       17.90%              9.05%
  INDEX/3/
  (reflects no deduction for expenses
  or taxes)



1 Class C shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on September 30, 1998, and includes expenses that are not applicable to and are lower than Class C shares. Investor Class annual returns are substantially similar to what the Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses. Returns for the Class C shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Growth Index measures the performance of those
  Russell Midcap (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Growth Index. You cannot invest directly in an index.
4 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.


                                                              ENTERPRISE FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                     CLASS C
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                         CLASS C
  Management Fees/1/                               0.75%
  Distribution (12b-1) Fees                        0.75%
  Other Expenses/2/                                0.66%
  Acquired Fund Fees and Expenses/3/               0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            2.17%
  Fee Waivers                                      0.01%
  NET EXPENSES/4,5/                               2.16%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 2.15%. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 22 ENTERPRISE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                     CLASS C
 If you sell your shares at the
end of the period:
   1 Year              $319
   3 Years             $678
   5 Years           $1,164
   10 Years          $2,502
 If you do NOT sell your shares
at the end of the period:
   1 Year              $219
   3 Years             $678
   5 Years           $1,164
   10 Years          $2,502


                                                              ENTERPRISE FUND 23

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/31/1998
CLASS A:
Ticker: WFPAX
CLASS C:
Ticker: WFPCX

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $4.5 billion to $41.7 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Mid Cap Disciplined Fund was organized as the successor fund to the Strong Mid Cap Disciplined Fund.

[GRAPHIC APPEARS HERE]

              CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1999     2000     2001     2002      2003     2004     2005    2006     2007
35.20%   22.80%   12.41%   -11.78%   40.66%   21.18%   7.92%   18.27%   -4.89%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q3    2002      -16.94%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                       -4.89%        15.66%            14.59%
  Returns After Taxes on                     -6.82%        12.85%            12.55%
  Distributions/2/
  Returns After Taxes on                     -1.92%        12.31%            11.92%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/Returns Before Taxes              -4.89%        15.66%            14.59%
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX/3/     -1.42%        17.92%            10.76%
  (reflects no deduction for expenses
  or taxes)



1 Class A and Class C shares incepted on July 31, 2007. Performance shown for the Class A shares and Class C shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. The Investor Class shares annual returns are substantially similar to what the Class A shares and Class C shares returns would be because the Investor Class shares, Class A shares and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Investor Class shares incepted on December 31, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell Midcap (Reg. TM) Value Index measures the performance of those
  Russell Midcap (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index. You cannot invest directly in an index.

 26 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS A        CLASS C
  Management Fees/2/                           0.71%          0.71%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.64%          0.64%
  Acquired Fund Fees and Expenses/4/           0.02%          0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.37%          2.12%
  Fee Waivers                                  0.10%          0.10%
  NET EXPENSES/5, 6/                          1.27%          2.02%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.25% for Class A shares, and 2.00% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                     MID CAP DISCIPLINED FUND 27

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $697            $305
   3 Years            $975            $654
   5 Years          $1,273          $1,130
   10 Years         $2,118          $2,444
 If you do NOT sell your shares at the end of
the period:
   1 Year             $697            $205
   3 Years            $975            $654
   5 Years          $1,273          $1,130
   10 Years         $2,118          $2,444

 28 MID CAP DISCIPLINED FUND

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
CLASS A:
Ticker: WFMCX
CLASS B:
Ticker: WFMBX
CLASS C:
Ticker: WFMHX

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                          MID CAP GROWTH FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999     2000     2001      2002      2003     2004     2005    2006     2007
7.94%   18.83%   14.60%   -23.94%   -28.55%   38.07%   21.49%   5.64%   13.93%   18.89%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       32.68%
  Worst Quarter:      Q3    2001      -21.96%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                     12.05%       17.73%         6.10%
  Returns After Taxes on                    6.94%       15.26%         3.40%
  Distributions/2/
  Returns After Taxes on                    9.83%       14.60%         4.05%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/Returns Before Taxes            12.91%       18.06%         5.94%
 CLASS C/1/Returns Before Taxes            17.15%       18.24%         5.93%
 RUSSELL MIDCAP (Reg. TM) GROWTH           11.43%       17.90%         7.59%
  INDEX/3/
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on December 30, 1994.
  Class B and Class C shares incepted on June 9, 2003. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell Midcap (Reg. TM) Growth Index measures the performance of those
  Russell Midcap (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Growth Index. You cannot invest directly in an index.

                                                          MID CAP GROWTH FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.75%         0.75%         0.75%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.66%         0.66%         0.66%
  Acquired Fund Fees and Expenses/4/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               1.42%         2.17%         2.17%
  EXPENSES/5/
  Fee Waivers                               0.01%         0.01%         0.01%
  NET EXPENSES/6,7/                         1.41%         2.16%         2.16%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.40% for Class A shares and 2.15% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 32 MID CAP GROWTH FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $710           $719           $319
   3 Years          $998           $978           $678
   5 Years        $1,306         $1,364         $1,164
  10 Years        $2,178         $2,223         $2,502
 If you do NOT sell your shares at the end of the period:
   1 Year           $710           $219           $219
   3 Years          $998           $678           $678
   5 Years        $1,306         $1,164         $1,164
  10 Years        $2,178         $2,223         $2,502

                                                          MID CAP GROWTH FUND 33

OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION:
12/31/1985
CLASS C:
Ticker: WFOPX

INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell
Midcap (Reg. TM) Index was $4.5 billion to $41.7 billion respectively, as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 34 OPPORTUNITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                             OPPORTUNITY FUND 35

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Opportunity Fund was organized as the successor fund to the Strong Opportunity Fund.

[GRAPHIC APPEARS HERE]




                  CALENDAR YEAR TOTAL RETURNS FOR CLASS C/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004     2005    2006     2007
15.49%   33.39%   8.57%   -4.80%   -26.95%   37.46%   17.62%   7.22%   11.75%   4.98%







            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.41%
  Worst Quarter:      Q3    2002      -20.53%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEAR       10 YEARS
 CLASS C/1/
  Returns Before Taxes                      4.98%       15.25%         8.99%
  Returns After Taxes on                    1.10%       13.29%         7.01%
  Distributions/2/
  Returns After Taxes on                    5.39%       12.91%         7.12%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) INDEX/3/          5.60%       18.21%         9.91%
  (reflects no deduction for expenses
  or taxes)



1 Class C shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on December 31, 1985, and includes expenses that are not applicable to and are lower than those of the Class C shares. Investor Class annual returns are substantially similar to what the Class C shares would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 (Reg. TM) Index. You cannot invest directly in an index.


 36 OPPORTUNITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                     CLASS C
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                         CLASS C
  Management Fees/1/                               0.69%
  Distribution (12b-1) Fees                        0.75%
  Other Expenses/2/                                0.66%
  Acquired Fund Fees and Expenses/3/               0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            2.08%
  Fee Waivers                                      0.06%
  NET EXPENSES/4,5/                               2.02%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 2.00%. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                             OPPORTUNITY FUND 37

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                     CLASS C
 If you sell your shares at the
end of the period:
   1 Year              $305
   3 Years             $646
   5 Years           $1,113
   10 Years          $2,406
 If you do NOT sell your shares
at the end of the period:
   1 Year              $205
   3 Years             $646
   5 Years           $1,113
   10 Years          $2,406


 38 OPPORTUNITY FUND

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
03/28/2002
CLASS A:
Ticker: WFSMX
CLASS C:
Ticker: WSCDX

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                   SMALL CAP DISCIPLINED FUND 39

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


 40 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small Cap Disciplined Fund was organized as the successor fund to the Strong Small Company Value Fund.

[GRAPHIC APPEARS HERE]




  CALENDAR YEAR TOTAL RETURNS FOR
            CLASS A/1/
       AS OF 12/31 EACH YEAR
2003     2004     2005     2006     2007
62.53%   27.04%   -0.64%   18.43%   -4.79%







           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      34.64%
  Worst Quarter:      Q1    2003      -7.57%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                      -4.79%        18.26%             13.83%
  Returns After Taxes on                    -6.59%        16.12%             12.04%
  Distributions/2/
  Returns After Taxes on                    -2.30%        14.95%             11.20%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/ Returns Before Taxes            -4.79%        18.26%             13.83%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/      -9.78%        15.80%              9.46%
  (reflects no deduction for expenses
  or taxes)



1 Class A and Class C shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on March 28, 2002, and includes expenses that are not applicable to and are higher than Class A shares and lower than Class C shares. Investor Class annual returns are substantially similar to what the Class A and Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses. Returns for the Class A and Class C shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


                                                   SMALL CAP DISCIPLINED FUND 41

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                  CLASS A        CLASS C
  Maximum sales charge (load) imposed          5.75%           None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)        None/1/          1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS A        CLASS C
  Management Fees/2/                           0.85%          0.85%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.65%          0.65%
  Acquired Fund Fees and Expenses/4/           0.03%          0.03%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.53%          2.28%
  Fee Waivers                                  0.05%          0.05%
  NET EXPENSES/5,6/                           1.48%          2.23%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.45% for Class A shares and 2.20% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 42 SMALL CAP DISCIPLINED FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $717            $326
   3 Years          $1,026            $708
   5 Years          $1,357          $1,216
   10 Years         $2,290          $2,612
 If you do NOT sell your shares at the end of
the period:
   1 Year             $717            $226
   3 Years          $1,026            $708
   5 Years          $1,357          $1,216
   10 Years         $2,290          $2,612


                                                   SMALL CAP DISCIPLINED FUND 43

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
CLASS A:
Ticker: MNSCX
CLASS B:
Ticker: WMNBX
CLASS C:
Ticker: WMNCX
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 44 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        SMALL CAP GROWTH FUND 45

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                     CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                AS OF 12/31 EACH YEAR
1998     1999        2000      2001      2002      2003     2004     2005    2006     2007
-7.93%   55.81%/4/   -25.14%   -12.65%   -29.51%   47.88%   13.63%   6.07%   22.37%   13.40%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       47.31%
  Worst Quarter:      Q3    1998      -32.37%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                           6.88%       18.44%         4.42%
  Returns After Taxes on                         2.53%       16.44%         2.44%
  Distributions/2/
  Returns After Taxes on                         5.96%       15.42%         2.92%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                 7.57%       18.76%         4.26%
 CLASS C/1/ Returns Before Taxes                11.64%       18.99%         4.27%
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on July 13, 1990. Class B and Class C shares incepted on June 9, 2003. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
4 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.

 46 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.85%         0.85%         0.85%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.65%         0.65%         0.65%
  Acquired Fund Fees and Expenses/4/        0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING               1.51%         2.26%         2.26%
  EXPENSES/5/
  Fee Waivers                               0.10%         0.10%         0.10%
  NET EXPENSES/6,7/                         1.41%         2.16%         2.16%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.40% for Class A shares, and 2.15% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                        SMALL CAP GROWTH FUND 47

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $710           $719           $319
   3 Years        $1,016           $997           $697
   5 Years        $1,342         $1,401         $1,201
  10 Years        $2,265         $2,310         $2,587
 If you do NOT sell your shares at the end of the period:
   1 Year           $710           $219           $219
   3 Years        $1,016           $697           $697
   5 Years        $1,342         $1,201         $1,201
  10 Years        $2,265         $2,310         $2,587

 48 SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

FUND INCEPTION:
12/31/1997
CLASS A:
Ticker: SMVAX
CLASS B:
Ticker: SMVBX
CLASS C:
Ticker: SMVCX
(THIS FUND IS CLOSED TO NEW INVESTORS).

INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $2.7 billion to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.
Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SMALL CAP VALUE FUND 49

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 50 SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small Cap Value Fund was organized as the successor fund to the Strong Small Cap Value Fund.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999     2000     2001     2002     2003     2004     2005     2006     2007
5.78%   27.71%   25.99%   17.70%   -6.20%   48.49%   19.89%   14.82%   12.92%   10.26%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       25.73%
  Worst Quarter:      Q3    1998      -24.61%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                          3.91%       19.13%         16.25%
  Returns After Taxes on                        1.65%       17.32%         15.36%
  Distributions/2/
  Returns After Taxes on                        5.43%       16.59%         14.62%
Distributions and Sale of Fund
  Shares/2/
 CLASS B/1/ Returns Before Taxes                4.41%       19.42%         16.37%
 CLASS C/1/ Returns Before Taxes                8.46%       19.64%         16.21%
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/         -9.78%       15.80%          9.06%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance shown prior to April 11, 2005, for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Small Cap Value Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. The Class Z shares of the predecessor fund incepted on December 31, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                         SMALL CAP VALUE FUND 51

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)                                   CLASS A       CLASS B       CLASS C
  Management Fees/2/                        0.79%         0.79%         0.79%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses/3/                         0.63%         0.63%         0.63%
  Acquired Fund Fees and Expenses/4/        0.02%         0.02%         0.02%
  TOTAL ANNUAL FUND OPERATING               1.44%         2.19%         2.19%
  EXPENSES/5/
  Fee Waivers                               0.00%         0.00%         0.00%
  NET EXPENSES/6,7/                         1.44%         2.19%         2.19%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.44% for Class A shares, and 2.19% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 52 SMALL CAP VALUE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $713           $722           $322
   3 Years        $1,004           $985           $685
   5 Years        $1,317         $1,375         $1,175
  10 Years        $2,200         $2,245         $2,524
 If you do NOT sell your shares at the end of the period:
   1 Year           $713           $222           $222
   3 Years        $1,004           $685           $685
   5 Years        $1,317         $1,175         $1,175
  10 Years        $2,200         $2,245         $2,524

                                                         SMALL CAP VALUE FUND 53

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION:
03/28/2002
CLASS A:
Ticker: WFVAX
CLASS C:
Ticker: WFCVX

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 54 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     SMALL/MID CAP VALUE FUND 55

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small/Mid Cap Value Fund was organized as the successor fund to the Strong Small/Mid Cap Value Fund.

[GRAPHIC APPEARS HERE]

  CALENDAR YEAR TOTAL RETURNS FOR
            CLASS A/1/
       AS OF 12/31 EACH YEAR
2003     2004     2005     2006     2007
58.44%   19.37%   13.32%   13.41%   -1.09%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      24.45%
  Worst Quarter:      Q4    2007      -6.51%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes                        -1.09%       19.18%             10.98%
  Returns After Taxes on                      -2.78%       18.30%             10.27%
  Distributions/2/
  Returns After Taxes on                       0.99%       16.76%              9.43%
Distributions and Sale of Fund
  Shares/2/
 CLASS C/1/Returns Before Taxes               -1.09%       19.18%             10.98%
 RUSSELL 2500TM VALUE INDEX/3/                -7.27%       16.17%             10.28%
  (reflects no deduction for expenses
  or taxes)



1 Class A and Class C shares incepted on July 31, 2007. Performance shown for the Class A shares and Class C shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. The Investor Class shares annual returns are substantially similar to what the Class A shares and Class C shares returns would be because the Investor Class shares, Class A shares and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Investor Class shares incepted on March 28, 2002. Returns for the Class A shares and Class C shares and Index in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Russell 2500TM Value Index measures the performance of those Russell
  2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 56 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)                                 CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None/1/        1.00%
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)                                     CLASS A        CLASS C
  Management Fees/2/                           0.85%          0.85%
  Distribution (12b-1) Fees                    0.00%          0.75%
  Other Expenses/3/                            0.66%          0.66%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.51%          2.26%
  Fee Waivers                                  0.11%          0.11%
  NET EXPENSES/4/                             1.40%          2.15%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


4 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s) shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                     SMALL/MID CAP VALUE FUND 57

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $709            $318
   3 Years          $1,015            $696
   5 Years          $1,342          $1,200
   10 Years         $2,264          $2,587
 If you do NOT sell your shares at the end of
the period:
   1 Year             $709            $218
   3 Years          $1,015            $696
   5 Years          $1,342          $1,200
   10 Years         $2,264          $2,587

 58 SMALL/MID CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 59

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 60 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 61

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 62 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended April 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management, which he joined in 2004. Prior to Strong, he worked at Gabelli &
                             Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith
                             Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance,
                             Duquesne University.
ROBERT J. COSTOMIRIS, CFA    Mr. Costomiris is responsible for managing the Mid Cap Disciplined Fund, which he has
Mid Cap Disciplined Fund     managed since 2001, and the Small Cap Disciplined Fund, which he has managed since
Small Cap Disciplined Fund   2002. Mr. Costomiris joined Wells Capital Management in 2005 as a value portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                             Strong Capital Management, Inc. since 2001. Education: B.S., Chemical Engineering,
                             University of Pennsylvania; M.B.A., Finance and Accounting, University of Chicago
                             Graduate School of Business.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. (SCM) since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
ANN M. MILETTI               As Lead Portfolio Manager for the Common Stock Fund and the Opportunity Fund, Ms.
Common Stock Fund            Miletti is responsible for managing the Common Stock Fund and the Opportunity
Opportunity Fund             Fund, with principal responsibility for the day-to-day management and decision making for the Common Stock Fund and the Opportunity Fund. She had previously jointly managed the Common Stock Fund, the Opportunity Fund and its predecessor fund as Co-Portfolio Manager with Richard T. Weiss from 2001 until 2008. (Mr. Weiss, as described in the separate section entitled "Investment Team Senior Advisor," below, no longer has day-to-day responsibility for the Common Stock Fund and the Opportunity
                             Fund, but contributes certain specific investment capabilities to the Common Stock
                             Fund and the Opportunity Fund in his role as Senior Team Advisor for the Common
                             Stock Fund and the Opportunity Fund.) Ms. Miletti joined Wells Capital Management in
                             2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with
                             Strong Capital Management, Inc. (SCM) since 1991. From August 1998 to September
                             2001, Ms. Miletti was an associate manager of equity accounts. Education: B.A.,
                             Education, University of Wisconsin.


 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. (SCM) since October 2000. Education: B.S., Business, Indiana University; M.B.A.,
                             Finance, University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, (Montgomery) which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics,
                             Washington and Lee University; M.B.A., Darden School - University of Virginia.
I. CHARLES RINALDI           Mr. Rinaldi is responsible for managing the Small Cap Value Fund and the Small/Mid
Small Cap Value Fund         Cap Value Fund, both of which he has managed, along with their predecessor funds,
Small/Mid Cap Value Fund     since 1997. Mr. Rinaldi joined Wells Capital Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. (SCM) since 1997. Education: B.A.,
                             Biology, St. Michael's College; M.B.A., Finance, Babson College.
STUART ROBERTS               Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                             Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, he was a senior portfolio manager with Montgomery Asset
                             Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                             Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                             Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA       Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                             Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.A., Finance, St.
                             John's University; M.B.A., Business Administration, Columbia Business School.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

--------------------------------------------------------------------------------
INVESTMENT TEAM SENIOR ADVISOR


RICHARD T. WEISS    As Senior Team Advisor for the Common Stock and Opportunity Funds, Mr. Weiss
Common Stock Fund   contributes certain specific investment capabilities to the Funds. Although Mr. Weiss is
Opportunity Fund    no longer a portfolio manager for the Funds, Mr. Weiss' present role as Senior Team
                    Adviser is focused on contributing investment ideas and strategy for the Funds. As
                    Senior Advisor to the Core Equity Team at Wells Capital Management, he also provides similar capabilities to the Wells Capital Management investment team as a whole. Mr.
                    Weiss previously managed the Common Stock and Opportunity Funds from 1991 until early 2008. From 2001 through 2008, he shared that responsibility with Ms. Miletti, who is now Lead Portfolio Manager for the Funds as described above. Mr. Weiss joined Wells
                    Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital
                    Management, he was a portfolio manager with Strong Capital Management (SCM)
                    since 1991, and Vice Chairman of Strong Financial Corporation, SCM's parent corporation, since 2001. Prior to joining SCM he was a partner with Stein Roe &
                    Farnham, where he began his investment career as a research analyst in 1975.
                    Education: B.S., Business Administration, University of Southern California; M.B.A.,
                    Business Administration, Harvard Graduate School of Business Administration.


--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Mid Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA       Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund   managed, along with its predecessor, since 1998. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education:
                         B.S., Computer Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA    Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Prior to that, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University;
                         M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA    Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                         College; M.B.A., Wharton School of Business.
JAMES R. NORRIS          Mr. Norris is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                         Guilford College; M.B.A., University of North Carolina.

 66 ORGANIZATION AND MANAGEMENT OF THE FUNDS

EDWARD W. O'CONNOR, CFA  Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                         Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                         Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                         Chicago.
R. JAMES O'NEIL, CFA     Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby
                         College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA       Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998, where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                         Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                         M.B.A., Wharton School of Business.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 67

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.


                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
------------------------- --------------------------------- --------------------------------- -----------------------------
 CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
------------------------- --------------------------------- --------------------------------- -----------------------------
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
------------------------- --------------------------------- --------------------------------- -----------------------------
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
------------------------- --------------------------------- --------------------------------- -----------------------------
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
------------------------- --------------------------------- --------------------------------- -----------------------------
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.


1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

 68 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                        CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 69

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
 REDEMPTION WITHIN                         1 YEAR    2 YEARS    3 YEARS    4 YEARS
 CDSC                                      5.00%     4.00%      4.00%      3.00%

 REDEMPTION WITHIN                         5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                                      2.00%      1.00%      0.00%      0.00%      A shares

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

 70 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 71

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts                        X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

 72 REDUCTIONS AND WAIVERS OF SALES CHARGES

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 73
distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 FUND                                CLASS B          CLASS C
 C&B Mid Cap Value Fund              0.75%            0.75%
 Common Stock Fund                   0.75%            0.75%
 Discovery Fund                       N/A             0.75%
 Enterprise Fund                      N/A             0.75%
 Mid Cap Disciplined Fund             N/A             0.75%
 Mid Cap Growth Fund                 0.75%            0.75%
 Opportunity Fund                     N/A             0.75%
 Small Cap Disciplined Fund           N/A             0.75%
 Small Cap Growth Fund               0.75%            0.75%
 Small Cap Value Fund                0.75%            0.75%
 Small/Mid Cap Value Fund             N/A             0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

 74 REDUCTIONS AND WAIVERS OF SALES CHARGES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.


Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 75

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 76 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

                                                       HOW TO OPEN AN ACCOUNT 77

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
--------------------------------- -------------------------------------------------- -------------------------------------
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by
o To buy additional shares or buy
---------------------------------
                                  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                  Advantage Fund account with your bank              www.wellsfargo.com/
                                  information on file. If you do not currently       advantagefunds.
                                  have an account, refer to the section on           o Subsequent online purchases
                                  buying shares by mail or wire.                     have a minimum of $100 and a
                                  --------------------------------------------------
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -------------------------------------
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------


 78 HOW TO BUY SHARES

 BUYING SHARES              OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 79

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------

 80 HOW TO SELL SHARES

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 81

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 82 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds

                                                       HOW TO EXCHANGE SHARES 83

Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 84 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 85

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 86 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 87

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 88 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Investor Class shares of the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, and the Small/Mid Cap Value Fund.


                                                         FINANCIAL HIGHLIGHTS 89

C&B MID CAP VALUE FUND
CLASS A SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                               OCT. 31,        OCT. 31,        OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:                          2007            2006            2005            2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD           $23.79          $20.76          $18.89            $18.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.03/2/         0.05/2/           (0.09)            (0.00)
  Net realized and unrealized gain
(loss)
   on investments                                 0.70            4.72            2.54              0.37
                                             ---------       ---------        --------         ---------
  Total from investment operations                0.73            4.77            2.45              0.37
                                             ---------       ---------        --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.06)           0.00            0.00              0.00
  Distributions from net realized gain           (2.66)          (1.74)          (0.58)             0.00
                                             ---------       ---------        --------         ---------
  Total distributions                            (2.72)          (1.74)          (0.58)             0.00
                                             ---------       ---------        --------         ---------
 NET ASSET VALUE, END OF PERIOD                 $21.80          $23.79          $20.76            $18.89
                                             =========       =========        ========         =========
 TOTAL RETURN/3/                                  2.95%          24.44%          13.13%             2.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $50,622         $41,729         $26,795            $4,938
  Ratio of net investment income (loss)
to
   average net assets/4/                          0.15%           0.21%          (0.40)%           (0.18)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                    1.36%           1.40%           1.38%             1.41%
  Waived fees and reimbursed expenses/4/          0.00%          (0.02)%          0.00%            (0.01)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/              1.36%           1.38%           1.38%             1.40%
  Portfolio turnover rate/5/                        56%             39%             30%               31%


1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 90 FINANCIAL HIGHLIGHTS

C&B MID CAP VALUE FUND
CLASS B SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                  OCT. 31,              OCT. 31,           OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:                             2007                  2006               2005            2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD              $23.38                $20.57             $18.86            $18.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.14)/2/             (0.11)/2/          (0.17)            (0.02)
  Net realized and unrealized gain
(loss)
   on investments                                    0.71                  4.66               2.46              0.36
                                                 -----------           -----------        --------         ---------
  Total from investment operations                   0.57                  4.55               2.29              0.34
                                                 -----------           -----------        --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00                  0.00               0.00              0.00
  Distributions from net realized gain              (2.66)                (1.74)             (0.58)             0.00
                                                 -----------           -----------        --------         ---------
  Total distributions                               (2.66)                (1.74)             (0.58)             0.00
                                                 -----------           -----------        --------         ---------
 NET ASSET VALUE, END OF PERIOD                    $21.29                $23.38             $20.57            $18.86
                                                 ===========           ===========        ========         =========
 TOTAL RETURN/3/                                     2.23%                23.53%             12.28%             1.84%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $14,293               $15,491            $11,429            $2,613
  Ratio of net investment income (loss)
to
   average net assets/4/                            (0.60)%               (0.54)%            (1.15)%           (0.95)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                       2.11%                 2.15%              2.13%             2.16%
  Waived fees and reimbursed expenses/4/             0.00%                (0.02)%             0.00%            (0.01)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                 2.11%                 2.13%              2.13%             2.15%
  Portfolio turnover rate/5/                           56%                   39%                30%               31%


1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 91

C&B MID CAP VALUE FUND
CLASS C SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                                  OCT. 31,              OCT. 31,            OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:                             2007                  2006                2005            2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD              $23.39                $20.57              $18.86            $18.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.14)/2/             (0.12)/2/           (0.17)            (0.02)
  Net realized and unrealized gain
(loss)
   on investments                                    0.70                  4.68                2.46              0.36
                                                 -----------           -----------        ---------         ---------
  Total from investment operations                   0.56                  4.56                2.29              0.34
                                                 -----------           -----------        ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00                  0.00                0.00              0.00
  Distributions from net realized gain              (2.66)                (1.74)              (0.58)             0.00
                                                 -----------           -----------        ---------         ---------
  Total distributions                               (2.66)                (1.74)              (0.58)             0.00
                                                 -----------           -----------        ---------         ---------
 NET ASSET VALUE, END OF PERIOD                    $21.29                $23.39              $20.57            $18.86
                                                 ===========           ===========        =========         =========
 TOTAL RETURN/3/                                     2.18%                23.58%              12.28%             1.84%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $16,171               $11,523              $6,838            $1,081
  Ratio of net investment income (loss)
to
   average net assets/4/                            (0.60)%               (0.55)%             (1.15)%           (0.98)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                       2.11%                 2.15%               2.13%             2.16%
  Waived fees and reimbursed expenses/4/             0.00%                (0.02)%              0.00%            (0.01)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                 2.11%                 2.13%               2.13%             2.15%
  Portfolio turnover rate/5/                           56%                   39%                 30%               31%


1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 92 FINANCIAL HIGHLIGHTS

COMMON STOCK FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                         OCT. 31,            OCT. 31,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $23.84              $22.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/2/           (0.03)/2/
  Net realized and unrealized
   gain (loss) on investments                3.98                4.08
                                         -----------         -----------
  Total from investment
   operations                                3.93                4.05
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (5.11)              (3.18)
                                         -----------         -----------
  Total distributions                       (5.11)              (3.18)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $22.66              $23.84
                                         ===========         ===========
 TOTAL RETURN/3/                            19.74%              19.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $62,456             $64,915
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (0.25)%             (0.15)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               1.37%               1.34%
  Waived fees and reimbursed
   expenses/4/                              (0.06)%             (0.03)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      1.31%               1.31%
  Portfolio turnover rate/5/                   58%                 56%

                                      OCT. 31,          DEC. 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                2005/1/            2004             2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $22.40             $21.98          $15.87             $19.71
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.11)             (0.14)/2/       (0.10)             (0.08)/2/
  Net realized and unrealized
   gain (loss) on investments            1.06               2.21            6.21              (3.76)
                                     --------           -----------     --------           -----------
  Total from investment
   operations                            0.95               2.07            6.11              (3.84)
                                     --------           -----------     --------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00               0.00            0.00               0.00
  Distributions from net
   realized gain                        (0.38)             (1.65)           0.00               0.00
                                     --------           -----------     --------           -----------
  Total distributions                   (0.38)             (1.65)           0.00               0.00
                                     --------           -----------     --------           -----------
 NET ASSET VALUE, END OF PERIOD        $22.97             $22.40          $21.98             $15.87
                                     ========           ===========     ========           ===========
 TOTAL RETURN/3/                         4.34%              9.67%          38.50%            (19.48)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $62,462            $73,612         $81,068            $46,402
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (0.48)%            (0.62)%         (0.62)%            (0.50)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           1.44%              1.58%           1.55%              1.55%
  Waived fees and reimbursed
   expenses/4/                          (0.03)%            (0.04)%         (0.01)%             0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.41%              1.54%           1.54%              1.55%
  Portfolio turnover rate/5/               33%                42%             42%                65%

1 The Fund changed its year end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 93

COMMON STOCK FUND
CLASS B SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                         OCT. 31,            OCT. 31,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $22.67              $22.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.20)/2/           (0.20)/2/
  Net realized and unrealized
   gain (loss) on investments                3.74                3.92
                                         -----------         -----------
  Total from investment
   operations                                3.54                3.72
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (5.11)              (3.18)
                                         -----------         -----------
  Total distributions                       (5.11)              (3.18)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $21.10              $22.67
                                         ===========         ===========
 TOTAL RETURN/3/                            18.86%              18.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $31,415             $34,205
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (1.00)%             (0.90)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.12%               2.09%
  Waived fees and reimbursed
   expenses/4/                              (0.06)%             (0.03)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.06%               2.06%
  Portfolio turnover rate/5/                   58%                 56%

                                      OCT. 31,          DEC. 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                2005/1/            2004             2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $21.74             $21.53          $15.67             $19.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.29)             (0.29)/2/       (0.24)             (0.22)/2/
  Net realized and unrealized
   gain (loss) on investments            1.06               2.15            6.10              (3.73)
                                     --------           -----------     --------           -----------
  Total from investment
   operations                            0.77               1.86            5.86              (3.95)
                                     --------           -----------     --------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00               0.00            0.00               0.00
  Distributions from net
   realized gain                        (0.38)             (1.65)           0.00               0.00
                                     --------           -----------     --------           -----------
  Total distributions                   (0.38)             (1.65)           0.00               0.00
                                     --------           -----------     --------           -----------
 NET ASSET VALUE, END OF PERIOD        $22.13             $21.74          $21.53             $15.67
                                     ========           ===========     ========           ===========
 TOTAL RETURN/3/                         3.63%              8.89%          37.40%            (20.13)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $34,744            $37,908         $38,830            $24,208
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (1.23)%            (1.36)%         (1.41)%            (1.31)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           2.20%              2.32%           2.35%              2.36%
  Waived fees and reimbursed
   expenses/4/                          (0.04)%            (0.04)%         (0.01)%             0.00%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  2.16%              2.28%           2.34%              2.36%
  Portfolio turnover rate/5/               33%                42%             42%                65%

1 The Fund changed its year end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 94 FINANCIAL HIGHLIGHTS

COMMON STOCK FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                         OCT. 31,            OCT. 31,
 FOR THE PERIOD ENDED:                    2007                2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $22.67              $22.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.20)/2/           (0.20)/2/
  Net realized and unrealized
   gain (loss) on investments                3.73                3.92
                                         -----------         -----------
  Total from investment
   operations                                3.53                3.77
                                         -----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00
  Distributions from net
   realized gain                            (5.11)              (3.18)
                                         -----------         -----------
  Total distributions                       (5.11)              (3.18)
                                         -----------         -----------
 NET ASSET VALUE, END OF PERIOD            $21.09              $22.67
                                         ===========         ===========
 TOTAL RETURN/3/                            18.82%              18.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $18,501             $18,885
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (1.00)%             (0.90)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               2.12%               2.09%
  Waived fees and reimbursed
   expenses/4/                              (0.06)%             (0.03)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.06%               2.06%
  Portfolio turnover rate/5/                   58%                 56%

                                      OCT. 31,          DEC. 31,          DEC.31,          DEC.31,
 FOR THE PERIOD ENDED:                2005/1/            2004             2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $21.73             $21.53          $15.68             $19.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.47)             (0.30)/2/       (0.25)             (0.22)/2/
  Net realized and unrealized
   gain (loss) on investments            1.25               2.15            6.10              (3.72)
                                     --------           -----------     --------           -----------
  Total from investment
   operations                            0.78               1.85            5.85              (3.94)
                                     --------           -----------     --------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00               0.00            0.00               0.00
  Distributions from net
   realized gain                        (0.38)             (1.65)           0.00               0.00
                                     --------           -----------     --------           -----------
  Total distributions                   (0.38)             (1.65)           0.00               0.00
                                     --------           -----------     --------           -----------
 NET ASSET VALUE, END OF PERIOD        $22.13             $21.73          $21.53             $15.68
                                     ========           ===========     ========           ===========
 TOTAL RETURN/3/                         3.68%              8.84%          37.31%            (20.08)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $20,177            $26,375         $34,025            $23,137
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (1.25)%            (1.38)%         (1.41)%            (1.31)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           2.21%              2.35%           2.35%              2.37%
  Waived fees and reimbursed
   expenses/4/                          (0.04)%            (0.04)%         (0.01)%            (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  2.17%              2.31%           2.34%              2.36%
  Portfolio turnover rate/5/               33%                42%             42%                65%

1 The Fund changed its year end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 95

DISCOVERY FUND

INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1987

For a share outstanding throughout each period


                                        OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                   2007             2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $22.31          $20.84         $21.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.22)/2/       (0.20)         (0.17)
  Net realized and unrealized
   gain (loss) on investments               7.09            3.20           0.45
                                         ----------      -------        -------
  Total from investment
   operations                               6.87            3.00           0.28
                                         ----------      -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            0.00           0.00
  Distributions from net
   realized gain                           (1.16)          (1.53)         (0.97)
                                         ----------      -------        -------
  Total distributions                      (1.16)          (1.53)         (0.97)
                                         ----------      -------        -------
 NET ASSET VALUE, END OF PERIOD           $28.02          $22.31         $20.84
                                         ==========      =======        =======
 TOTAL RETURN/3/                           32.19%          14.96%          1.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $309,759         $218,187       $199,313
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.89)%         (0.91)%        (1.00)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.57%           1.58%          1.55%
  Waived fees and reimbursed
   expenses/4/                             (0.19)%         (0.20)%        (0.16)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.38%           1.38%          1.39%
  Portfolio turnover rate/5/                 137%            120%           110%

                                      DEC. 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                 2004             2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $19.73           $14.42            $16.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.21)           (0.12)            (0.06)
  Net realized and unrealized
   gain (loss) on investments            3.22             5.64             (1.91)
                                      -------          --------          -------
  Total from investment
   operations                            3.01             5.52             (1.97)
                                      -------          --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            (0.00)/6/          0.00
  Distributions from net
   realized gain                        (1.21)           (0.21)            (0.45)
                                      -------          ----------        -------
  Total distributions                   (1.21)           (0.21)            (0.45)
                                      -------          ----------        -------
 NET ASSET VALUE, END OF PERIOD        $21.53           $19.73            $14.42
                                      =======          ==========        =======
 TOTAL RETURN/3/                        15.69%           38.34%           (12.12)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $191,181        $166,793          $133,361
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (1.11)%          (0.67)%           (0.38)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           1.44%            1.47%             1.50%
  Waived fees and reimbursed
   expenses/4/                          (0.04)%          (0.04)%           (0.04)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.40%            1.43%             1.46%
  Portfolio turnover rate/5/              171%             302%              420%



1 The Fund changed its year end from December 31 to October 31.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.
6 Amount calculated is less than $0.005.

 96 FINANCIAL HIGHLIGHTS

ENTERPRISE FUND
INVESTOR CLASS SHARES - COMMENCED ON SEPTEMBER 30, 1998
For a share outstanding throughout each period



                                        OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                   2007             2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $29.11          $25.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.32)/2/       (0.33)
  Net realized and unrealized
   gain (loss) on investments               8.83            4.01
                                         ----------      -------
  Total from investment
   operations                               8.51            3.68
                                         ----------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            0.00
  Distributions from net
   realized gain                            0.00            0.00
                                         ----------      -------
  Total distributions                       0.00            0.00
                                         ----------      -------
 NET ASSET VALUE, END OF PERIOD           $37.62          $29.11
                                         ==========      =======
 TOTAL RETURN/3/                           29.23%          14.47%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $209,651         $192,533
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.96)%         (1.05)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.59%           1.59%
  Waived fees and reimbursed
   expenses/4/                             (0.02)%         (0.03)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.57%           1.56%
  Portfolio turnover rate/5/                 117%            118%

                                        OCT. 31,           DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                  2005/1/             2004             2003             2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $24.95             $21.78          $15.90            $22.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.25)/2/          (0.34)/2/       (0.30)            (0.28)/2/
  Net realized and unrealized
   gain (loss) on investments               0.73               3.51            6.18             (5.96)
                                         ----------         ----------      -------           ----------
  Total from investment
   operations                               0.48               3.17            5.88             (6.24)
                                         ----------         ----------      -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00               0.00            0.00              0.00
  Distributions from net
   realized gain                            0.00               0.00            0.00              0.00
                                         ----------         ----------      -------           ----------
  Total distributions                       0.00               0.00            0.00              0.00
                                         ----------         ----------      -------           ----------
 NET ASSET VALUE, END OF PERIOD           $25.43             $24.95          $21.78            $15.90
                                         ==========         ==========      =======           ==========
 TOTAL RETURN/3/                            1.92%             14.55%          36.98%           (28.18)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $196,077           $260,212         $249,221         $224,182
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (1.23)%            (1.51)%         (1.44)%           (1.51)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.69%              1.89%           1.96%             2.02%
  Waived fees and reimbursed
   expenses/4/                             (0.04)%            (0.04)%         (0.16)%           (0.06)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.65%              1.85%           1.80%             1.96%
  Portfolio turnover rate/5/                 116%               184%            261%              377%



1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 97

MID CAP DISCIPLINED FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1998

For a share outstanding throughout each period


                                      OCT. 31,      OCT. 31,      OCT. 31,       DEC. 31,      DEC. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                 2007          2006         2005/1/         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $23.36        $23.23          $22.34       $20.13        $14.85          $17.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.18/2/          0.10       0.00/2,3/         0.06          0.02            0.01
  Net realized and unrealized
   gain (loss) on investments           1.10          3.45            1.07         4.00          5.99           (2.06)
                                    --------       -------      ----------      -------       -------         -------
  Total from investment
   operations                           1.28          3.55            1.07         4.06          6.01           (2.05)
                                    --------       -------      ----------      -------       -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.12)         0.00            0.00        (0.05)        (0.02)           0.00
  Distributions from net
   realized gain                       (1.41)        (3.42)          (0.18)       (1.80)        (0.71)          (0.52)
                                    --------       -------      ----------      -------       -------         -------
  Total distributions                  (1.53)        (3.42)          (0.18)       (1.85)        (0.73)          (0.52)
                                    --------       -------      ----------      -------       -------         -------
 NET ASSET VALUE, END OF PERIOD       $23.11        $23.36          $23.23       $22.34        $20.13          $14.85
                                    ========       =======      ==========      =======       =======         =======
 TOTAL RETURN/4/                        5.58%        17.26%           4.83%       21.18%        40.66%         (11.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $839,228      $756,815       $535,900      $676,333      $314,764       $155,411
  Ratio of net investment
   income (loss) to average
   net assets/5/                        0.76%         0.53%           0.02%        0.36%         0.13%           0.09%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          1.52%         1.54%           1.51%        1.35%         1.49%           1.48%
  Waived fees and reimbursed
   expenses/5/                         (0.21)%       (0.23)%         (0.17)%      (0.05)%       (0.04)%         (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                 1.31%         1.31%           1.34%        1.30%         1.45%           1.47%
  Portfolio turnover rate/6/             113%          125%             94%          62%          252%            431%



1 The Fund changed its year end from December 31 to October 31.

2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 98 FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
CLASS A SHARES - COMMENCED ON DECEMBER 30, 1994
For a share outstanding throughout each period

                                     OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                2007             2006           2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $6.69           $6.37           $6.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.04)/3/       (0.05)        0.00/3/
  Net realized and
   unrealized gain (loss)
   on investments                        1.95            0.92           (0.13)
                                       ---------       ------        --------
  Total from investment
   operations                            1.91            0.87           (0.13)
                                       ---------       ------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            0.00            0.00
  Distributions from net
   realized gain                        (0.88)          (0.55)           0.00
                                       ---------       ------        --------
  Total distributions                   (0.88)          (0.55)           0.00
                                       ---------       ------        --------
 NET ASSET VALUE, END OF
PERIOD                                  $7.72           $6.69           $6.37
                                       =========       ======        ========
 TOTAL RETURN/4/                        31.90%          14.38%          (2.00)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $128,502         $103,816        $107,706
  Ratio of net investment
   income (loss) to
   average net assets/5/                (0.60)%         (0.69)%         (0.96)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.42%           1.48%           1.41%
  Waived fees and
   reimbursed
   expenses/5/                          (0.02)%         (0.08)%         (0.01)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.40%           1.40%           1.40%
  Portfolio turnover rate/6/              116%            123%             13%

                                    SEPT. 30,        SEPT. 30,    SEPT. 30,      JUN. 30,
 FOR THE PERIOD ENDED:                2005             2004        2003/2/        2003
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $5.84          $5.09         $4.77         $4.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.07)/3/       0.02         (0.05)        (0.02)
  Net realized and
   unrealized gain (loss)
   on investments                        1.16           0.73          0.37         (0.03)
                                       ---------      ------        ------        ------
  Total from investment
   operations                            1.09           0.75          0.32         (0.05)
                                       ---------      ------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00           0.00          0.00          0.00
  Distributions from net
   realized gain                        (0.43)          0.00          0.00          0.00
                                       ---------      ------        ------        ------
  Total distributions                   (0.43)          0.00          0.00          0.00
                                       ---------      ------        ------        ------
 NET ASSET VALUE, END OF
PERIOD                                  $6.50          $5.84         $5.09         $4.77
                                       =========      ======        ======        ======
 TOTAL RETURN/4/                        19.17%         14.73%         6.71%        (1.04%)
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $111,103        $93,024       $87,980       $85,320
  Ratio of net investment
   income (loss) to
   average net assets/5/                (1.19)%        (0.44)%       (1.03)%       (0.65%)
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.42%          1.50%         1.42%         1.86%
  Waived fees and
   reimbursed
   expenses/5/                          (0.01)%        (0.07)%        0.00%        (0.37)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.41%          1.43%         1.42%         1.49%
  Portfolio turnover rate/6/              143%           180%           55%          142%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 99

MID CAP GROWTH FUND
CLASS B SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period

                                     OCT. 31,          OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                 2007             2006            2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                      $6.37            $6.13             $6.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                (0.09)/4/        (0.11)            (0.01)/4/
  Net realized and
   unrealized gain (loss)
   on investments                         1.84             0.90             (0.12)
                                       ----------       -------           ----------
  Total from investment
   operations                             1.75             0.79             (0.13)
                                       ----------       -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00             0.00              0.00
  Distributions from net
   realized gain                         (0.88)           (0.55)             0.00
                                       ----------       -------           ----------
  Total distributions                    (0.88)           (0.55)             0.00
                                                        -------           ----------
 NET ASSET VALUE, END OF
PERIOD                                   $7.24            $6.37             $6.13
                                       ==========       =======           ==========
 TOTAL RETURN/5/                         30.86%           13.58%            (2.08)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                        $7,109           $7,482            $8,355
  Ratio of net investment
   income (loss) to
   average net assets/6/                 (1.36)%          (1.43)%           (1.71)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                            2.17%            2.23%             2.16%
  Waived fees and
   reimbursed
   expenses/6/                           (0.02)%          (0.08)%           (0.01)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                        2.15%            2.15%             2.15%
  Portfolio turnover rate/7/               116%             123%               13%

                                     SEPT. 30,        SEPT. 30,      SEPT. 30,       JUN. 30,
 FOR THE PERIOD ENDED:                 2005             2004          2003/2/        2003/3/
 NET ASSET VALUE,
BEGINNING OF PERIOD                      $5.68            $4.99          $4.68          $4.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                (0.12)/4/         0.06          (0.06)          0.01
  Net realized and
   unrealized gain (loss)
   on investments                         1.13             0.63           0.37           0.00
                                       ----------       -------        -------        -------
  Total from investment
   operations                             1.01             0.69           0.31           0.01
                                       ----------       -------        -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00             0.00           0.00           0.00
  Distributions from net
   realized gain                         (0.43)            0.00           0.00           0.00
                                       ----------       -------        -------        -------
  Total distributions                    (0.43)            0.00           0.00           0.00
                                       ----------       -------        -------        -------
 NET ASSET VALUE, END OF
PERIOD                                   $6.26            $5.68          $4.99          $4.68
                                       ==========       =======        =======        =======
 TOTAL RETURN/5/                         18.25%           13.83%          6.62%          0.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                        $8,829           $6,877         $5,216         $4,599
  Ratio of net investment
   income (loss) to
   average net assets/6/                 (2.00)%          (0.64)%        (1.78)%         3.82%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                            2.17%            2.26%          2.17%          2.22%
  Waived fees and
   reimbursed
   expenses/6/                           (0.01)%          (0.08)%         0.00%         (0.08)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                        2.16%            2.18%          2.17%          2.14%
  Portfolio turnover rate/7/               143%             180%            55%           142%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Commencement of operations at beginning of period.
4 Calculated based upon average shares outstanding.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 100 FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
CLASS C SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period

                                     OCT. 31,          OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                 2007             2006            2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                      $6.36            $6.13             $6.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                (0.09)/4/        (0.09)            (0.01)/4/
  Net realized and
   unrealized gain (loss)
   on investments                         1.84             0.87             (0.12)
                                       ----------       -------           ----------
  Total from investment
   operations                             1.75             0.78             (0.13)
                                       ----------       -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00             0.00              0.00
  Distributions from net
   realized gain                         (0.88)           (0.55)             0.00
                                       ----------       -------           ----------
  Total distributions                    (0.88)           (0.55)             0.00
                                       ----------       -------           ----------
 NET ASSET VALUE, END OF
PERIOD                                   $7.23            $6.36             $6.13
                                       ==========       =======           ==========
 TOTAL RETURN/5/                         30.91%           13.40%            (2.08)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                        $2,693           $1,950            $1,648
  Ratio of net investment
   income (loss) to
   average net assets/6/                 (1.36)%          (1.45)%           (1.71)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                            2.17%            2.23%             2.16%
  Waived fees and
   reimbursed
   expenses/6/                           (0.02)%          (0.08)%           (0.01)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                        2.15%            2.15%             2.15%
  Portfolio turnover rate/7/               116%             123%               13%

                                     SEPT. 30,        SEPT. 30,      SEPT. 30,       JUN. 30,
 FOR THE PERIOD ENDED:                 2005             2004          2003/2/        2003/3/
 NET ASSET VALUE,
BEGINNING OF PERIOD                      $5.68            $4.98          $4.68          $4.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                (0.12)/4/         0.07          (0.06)          0.01
  Net realized and
   unrealized gain (loss)
   on investments                         1.13             0.63           0.36           0.00
                                       ----------       -------        -------        -------
  Total from investment
   operations                             1.01             0.70           0.30           0.01
                                       ----------       -------        -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00             0.00           0.00           0.00
  Distributions from net
   realized gain                         (0.43)            0.00           0.00           0.00
                                       ----------       -------        -------        -------
  Total distributions                    (0.43)            0.00           0.00           0.00
                                       ----------       -------        -------        -------
 NET ASSET VALUE, END OF
PERIOD                                   $6.26            $5.68          $4.98          $4.68
                                       ==========       =======        =======        =======
 TOTAL RETURN/5/                         18.25%           14.06%          6.41%          0.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                        $1,657           $1,034           $607           $493
  Ratio of net investment
   income (loss) to
   average net assets/6/                 (2.00)%          (0.70)%        (1.78)%         4.05%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                            2.17%            2.26%          2.17%          2.22%
  Waived fees and
   reimbursed
   expenses/6/                           (0.01)%          (0.08)%         0.00%         (0.10)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                        2.16%            2.18%          2.17%          2.12%
  Portfolio turnover rate/7/               143%             180%            55%           142%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Commencement of operations at beginning of period.
4 Calculated based upon average shares outstanding.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.

7 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 101

OPPORTUNITY FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1985
For a share outstanding throughout each period



                                       OCT. 31,        OCT. 31,           OCT. 31,
 FOR THE PERIOD ENDED:                  2007            2006             2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $48.54          $47.29            $46.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.23/2/            0.09             (0.10)/2/
  Net realized and unrealized
   gain (loss) on investments             6.04            6.09              0.99
                                      --------         -------           ----------
  Total from investment
   operations                             6.27            6.18              0.89
                                      --------         -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.09)           0.00              0.00
  Distributions from net
   realized gain                         (8.44)          (4.93)             0.00
                                      --------         -------           ----------
  Total distributions                    (8.53)          (4.93)             0.00
                                      --------         -------           ----------
 NET ASSET VALUE, END OF PERIOD         $46.28          $48.54            $47.29
                                      ========         =======           ==========
 TOTAL RETURN/3/                         14.81%          13.81%             1.92%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,721,922      $1,834,134         $1,938,610
  Ratio of net investment
   income (loss) to average
   net assets/4/                          0.50%           0.18%            (0.46)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                            1.53%           1.47%             1.46%
  Waived fees and reimbursed
   expenses/4/                           (0.18)%         (0.12)%           (0.10)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                   1.35%           1.35%             1.36%
  Portfolio turnover rate/5/                56%             39%               35%

                                       DEC. 31,            DEC. 31,            DEC. 31,
 FOR THE PERIOD ENDED:                  2004                2003                2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $39.45            $28.70               $39.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            (0.26)            (0.14)/2/            (0.08)
  Net realized and unrealized
   gain (loss) on investments              7.21             10.89               (10.51)
                                        -------           ----------           --------
  Total from investment
   operations                              6.95             10.75               (10.59)
                                        -------           ----------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00              0.00                 0.00
  Distributions from net
   realized gain                           0.00              0.00                 0.00
                                        -------           ----------           --------
  Total distributions                      0.00              0.00                 0.00
                                        -------           ----------           --------
 NET ASSET VALUE, END OF PERIOD          $46.40            $39.45               $28.70
                                        =======           ==========           ========
 TOTAL RETURN/3/                          17.62%            37.46%              (26.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $2,389,496         $2,709,452          $2,506,990
  Ratio of net investment
   income (loss) to average
   net assets/4/                          (0.55)%           (0.43)%              (0.23)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             1.39%             1.42%                1.41%
  Waived fees and reimbursed
   expenses/4/                            (0.04)%           (0.02)%              (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    1.35%             1.40%                1.40%
  Portfolio turnover rate/5/                 42%               60%                  71%



1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 102 FINANCIAL HIGHLIGHTS

SMALL CAP DISCIPLINED FUND
INVESTOR CLASS SHARES - COMMENCED ON MARCH 28, 2002
For a share outstanding throughout each period



                                      OCT. 31,        OCT. 31,          OCT. 31,        DEC. 31,       DEC. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                 2007            2006             2005/1/          2004           2003          2002/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $18.00           $16.04            $16.70          $13.91          $9.12         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.05/3/            (0.06)/3/         (0.07)          (0.06)         (0.05)         (0.05)
  Net realized and unrealized
   gain (loss) on investments           0.74             2.80             (0.38)           3.75           5.71          (0.83)
                                    --------          ----------        -------         -------        -------       --------
  Total from investment
   operations                           0.79             2.74             (0.45)           3.69           5.66          (0.88)
                                    --------          ----------        -------         -------        -------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00             0.00              0.00            0.00           0.00           0.00
  Distributions from net
   realized gain                       (0.87)           (0.78)            (0.21)          (0.90)         (0.87)          0.00
                                    --------          ----------        -------         -------        -------       --------
  Total distributions                  (0.87)           (0.78)            (0.21)          (0.90)         (0.87)          0.00
                                    --------          ----------        -------         -------        -------       --------
 NET ASSET VALUE, END OF PERIOD       $17.92           $18.00            $16.04          $16.70         $13.91          $9.12
                                    ========          ==========        =======         =======       ========       ========
 TOTAL RETURN/4/                        4.46%           17.68%            (2.71)%         27.04%         62.53%         (8.80)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $384,047        $356,484           $172,013        $135,287       $39,549         $7,871
  Ratio of net investment
   income (loss) to average
   net assets/5/                        0.26%           (0.37)%           (0.57)%         (0.55)%        (0.89)%        (0.98)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          1.74%            1.73%             1.73%           1.65%          1.89%          2.55%
  Waived fees and reimbursed
   expenses/5/                         (0.21)%          (0.12)%           (0.11)%         (0.06)%        (0.18)%        (0.60)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                 1.53%            1.61%             1.62%           1.59%          1.71%          1.95%
  Portfolio turnover rate/6/              97%             100%               56%             41%           156%           201%



1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 103

SMALL CAP GROWTH FUND
CLASS A SHARES - COMMENCED ON JULY 13, 1990
For a share outstanding throughout each period

                                     OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2007             2006          2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $14.03          $12.19         $12.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.13)/3/       (0.16)         (0.02)
  Net realized and
   unrealized gain (loss)
   on investments                        3.66            2.93          (0.32)
                                      ----------      -------        -------
  Total from investment
   operations                            3.53            2.77          (0.34)
                                      ----------      -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            0.00           0.00
  Distributions from net
   realized gain                        (1.54)          (0.93)          0.00
                                      ----------      -------        -------
  Total distributions                   (1.54)          (0.93)          0.00
                                      ----------      -------        -------
 NET ASSET VALUE, END OF
PERIOD                                 $16.02          $14.03         $12.19
                                      ==========      =======        =======
 TOTAL RETURN/4/                        27.63%          23.82%         (2.71)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $199,396         $110,813       $98,728
  Ratio of net investment
   income (loss) to
   average net assets/5/                (0.91)%         (1.15)%        (1.27)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.55%           1.61%          1.56%
  Waived fees and
   reimbursed
   expenses/5/                          (0.15)%         (0.21)%        (0.16)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.40%           1.40%          1.40%
  Portfolio turnover rate/6/              122%            142%            10%

                                    SEPT. 30,        SEPT. 30,     SEPT. 30,     JUN. 30,
 FOR THE PERIOD ENDED:                2005             2004        2003/2/        2003
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $10.67          $9.44         $8.93         $8.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.13)/3/      (0.23)        (0.02)        (0.07)
  Net realized and
   unrealized gain (loss)
   on investments                        2.18           1.46          0.53          0.39
                                      ----------      ------        ------        ------
  Total from investment
   operations                            2.05           1.23          0.51          0.32
                                      ----------      ------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00           0.00          0.00          0.00
  Distributions from net
   realized gain                        (0.19)          0.00          0.00          0.00
                                      ----------      ------        ------        ------
  Total distributions                   (0.19)          0.00          0.00          0.00
                                      ----------      ------        ------        ------
 NET ASSET VALUE, END OF
PERIOD                                 $12.53         $10.67         $9.44         $8.93
                                      ==========     =======        ======        ======
 TOTAL RETURN/4/                        19.31%         13.03%         5.71%         3.72%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $102,926        $43,192       $83,152       $52,891
  Ratio of net investment
   income (loss) to
   average net assets/5/                (1.14)%        (1.08)%       (1.13)%       (1.06)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.58%          1.69%         1.69%         1.53%
  Waived fees and
   reimbursed
   expenses/5/                          (0.18)%        (0.29)%       (0.29)%       (0.13)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.40%          1.40%         1.40%         1.40%
  Portfolio turnover rate/6/              149%           171%           47%          169%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 104 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
CLASS B SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period

                                     OCT. 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2007             2006         2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $13.65         $11.97         $12.31
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.23)/4/      (0.28)         (0.02)
  Net realized and
   unrealized gain (loss)
   on investments                        3.53           2.89          (0.32)
                                      ----------     -------        -------
  Total from investment
   operations                            3.30           2.61          (0.34)
                                      ----------     -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment Income                     0.00           0.00           0.00
  Distributions from net
   realized gain                        (1.54)         (0.93)          0.00
                                      ----------     -------        -------
  Total distributions                   (1.54)         (0.93)          0.00
                                      ----------     -------        -------
 NET ASSET VALUE, END OF
PERIOD                                 $15.41         $13.65         $11.97
                                      ==========     =======        =======
 TOTAL RETURN/5/                        26.62%         22.86%         (2.76)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                      $14,311        $20,226        $20,966
  Ratio of net investment
   income (loss) to
   average net assets/6/                (1.70)%        (1.90)%        (2.02)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                           2.30%          2.36%          2.31%
  Waived fees and
   reimbursed
   expenses/6/                          (0.15)%        (0.21)%        (0.16)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                       2.15%          2.15%          2.15%
  Portfolio turnover rate/7/              122%           142%            10%

                                    SEPT. 30,        SEPT. 30,      SEPT. 30,       JUN. 30,
 FOR THE PERIOD ENDED:                2005             2004          2003/2/        2003/3/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $10.57            $9.41          $8.93          $8.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.22)/4/        (0.25)         (0.04)         (0.01)
  Net realized and
   unrealized gain (loss)
   on investments                        2.15             1.41           0.52           0.06
                                      ----------       -------        -------        -------
  Total from investment
   operations                            1.93             1.16           0.48           0.05
                                      ----------       -------        -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment Income                     0.00             0.00           0.00           0.00
  Distributions from net
   realized gain                        (0.19)            0.00           0.00           0.00
                                      ----------       -------        -------        -------
  Total distributions                   (0.19)            0.00           0.00           0.00
                                      ----------       -------        -------        -------
 NET ASSET VALUE, END OF
PERIOD                                 $12.31           $10.57          $9.41          $8.93
                                      ==========      ========        =======        =======
 TOTAL RETURN/5/                        18.46%           12.22%          5.38%          0.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                      $21,940             $702           $114            $30
  Ratio of net investment
   income (loss) to
   average net assets/6/                (1.90)%          (1.86)%        (1.88)%        (1.06%)
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                           2.31%            2.48%          2.43%          2.28%
  Waived fees and
   reimbursed
   expenses/6/                          (0.16)%          (0.33)%        (0.28)%        (0.13)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                       2.15%            2.15%          2.15%          2.15%
  Portfolio turnover rate/7/              149%             171%            47%           169%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Commencement of operations at beginning of period.
4 Calculated based upon average shares outstanding.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 105

SMALL CAP GROWTH FUND
CLASS C SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period

                                     OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2007             2006          2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $13.66           $11.98         $12.33
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.23)/4/        (0.25)         (0.02)
  Net realized and
   unrealized gain (loss)
   on investments                        3.54             2.86          (0.33)
                                      ----------      --------       --------
  Total from investment
   operations                            3.31             2.61          (0.35)
                                      ----------      --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00             0.00           0.00
  Distributions from net
   realized gain                        (1.54)           (0.93)          0.00
                                      ----------      --------       --------
  Total distributions                   (1.54)           (0.93)          0.00
                                      ----------      --------       --------
 NET ASSET VALUE, END OF
PERIOD                                 $15.43           $13.66         $11.98
                                      ==========      ========       ========
 TOTAL RETURN/5/                        26.68%           22.84%         (2.84)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                      $10,187           $6,543         $6,008
  Ratio of net investment
   income (loss) to
   average net assets/6/                (1.66)%          (1.90)%        (2.02)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                           2.30%            2.36%          2.31%
  Waived fees and
   reimbursed
   expenses/6/                          (0.15)%          (0.21)%        (0.16)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                       2.15%            2.15%          2.15%
  Portfolio turnover rate/7/              122%             142%            10%

                                     SEPT. 30,        SEPT. 30,      SEPT. 30,       JUN. 30,
 FOR THE PERIOD ENDED:                 2005             2004          2003/2/        2003/3/
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $10.58            $9.42          $8.93          $8.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                (0.22)/4/        (0.22)         (0.02)         (0.01)
  Net realized and
   unrealized gain (loss)
   on investments                         2.16             1.38           0.51           0.06
                                      -----------       -------        -------        -------
  Total from investment
   operations                             1.94             1.16           0.49           0.05
                                      -----------       -------        -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00             0.00           0.00           0.00
  Distributions from net
   realized gain                         (0.19)            0.00           0.00           0.00
                                      -----------       -------        -------        -------
  Total distributions                    (0.19)            0.00           0.00           0.00
                                      -----------       -------        -------        -------
 NET ASSET VALUE, END OF
PERIOD                                  $12.33           $10.58          $9.42          $8.93
                                      ===========      ========        =======        =======
 TOTAL RETURN/5/                         18.42%           12.31%          5.49%          0.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                        $6,271             $201            $82            $11
  Ratio of net investment
   income (loss) to
   average net assets/6/                 (1.90)%          (1.86)%        (1.91)%        (1.06%)
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                            2.31%            2.48%          2.47%          2.28%
  Waived fees and
   reimbursed
   expenses/6/                           (0.16)%          (0.33)%        (0.32)%        (0.13)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                        2.15%            2.15%          2.15%          2.15%
  Portfolio turnover rate/7/               149%             171%            47%           169%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Commencement of operations at beginning of period.
4 Calculated based upon average shares outstanding.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 106 FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                        OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                   2007             2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $32.63          $31.17         $29.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.15)/2/       (0.04)         (0.18)
  Net realized and unrealized
   gain (loss) on investments               6.76            4.61           2.67
                                         ----------      -------        -------
  Total from investment
   operations                               6.61            4.57           2.49
                                         ----------      -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            0.00           0.00
  Distributions from net
   realized gain                           (2.96)          (3.11)         (0.51)
                                         ----------      -------        -------
  Total distributions                      (2.96)          (3.11)         (0.51)
                                         ----------      -------        -------
 NET ASSET VALUE, END OF PERIOD           $36.28          $32.63         $31.17
                                         ==========      =======        =======
 TOTAL RETURN/3/                           21.87%          15.44%          8.66%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $715,334         $656,151       $606,811
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.45)%         (0.15)%        (0.70)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.44%           1.44%          1.50%
  Waived fees and reimbursed
   expenses/4/                              0.00%          (0.01)%        (0.03)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.44%           1.43%          1.47%
  Portfolio turnover rate/5/                  48%             33%            33%

                                        DEC. 31,           DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                   2004               2003              2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $27.40             $18.92          $20.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.27)/2/          (0.12)/2/     0.03/2/
  Net realized and unrealized
   gain (loss) on investments               5.51               9.26           (1.28)
                                         ----------         ----------     ---------
  Total from investment
   operations                               5.24               9.14           (1.25)
                                         ----------         ----------     ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00              (0.01)           0.00
  Distributions from net
   realized gain                           (3.45)             (0.65)           0.00
                                         ----------         ----------     ---------
  Total distributions                      (3.45)             (0.66)           0.00
                                         ----------         ----------     ---------
 NET ASSET VALUE, END OF PERIOD           $29.19             $27.40          $18.92
                                         ==========         ==========     =========
 TOTAL RETURN/3/                           19.89%             48.49%          (6.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $598,226           $673,580         $334,669
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.96)%            (0.55)%          0.14%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.57%              1.56%           1.58%
  Waived fees and reimbursed
   expenses/4/                             (0.04)%            (0.02)%         (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.53%              1.54%           1.57%
  Portfolio turnover rate/5/                  34%                30%             28%

1 The Fund changed its year end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 107

SMALL CAP VALUE FUND
CLASS B SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                        OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                   2007             2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $30.96          $29.92         $28.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.38)/2/       (0.35)         (0.40)
  Net realized and unrealized
   gain (loss) on investments               6.36            4.50           2.62
                                         ----------      -------        -------
  Total from investment
   operations                               5.98            4.15           2.22
                                         ----------      -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            0.00           0.00
  Distributions from net
   realized gain                           (2.96)          (3.11)         (0.51)
                                         ----------      -------        -------
  Total distributions                      (2.96)          (3.11)         (0.51)
                                         ----------      -------        -------
 NET ASSET VALUE, END OF PERIOD           $33.98          $30.96         $29.92
                                         ==========      =======        =======
 TOTAL RETURN/3/                           20.94%          14.61%          7.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $123,492         $128,970       $133,825
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (1.20)%         (0.91)%        (1.46)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              2.19%           2.19%          2.26%
  Waived fees and reimbursed
   expenses/4/                              0.00%          (0.01)%        (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     2.19%           2.18%          2.24%
  Portfolio turnover rate/5/                  48%             33%            33%

                                        DEC. 31,           DEC. 31,            DEC. 31,
 FOR THE PERIOD ENDED:                   2004               2003                2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $26.79             $18.66              $20.05
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.47)/2/          (0.29)/2/           (0.14)/2/
  Net realized and unrealized
   gain (loss) on investments               5.34               9.08               (1.25)
                                         ----------         ----------         -----------
  Total from investment
   operations                               4.87               8.79               (1.39)
                                         ----------         ----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00              (0.01)               0.00
  Distributions from net
   realized gain                           (3.45)             (0.65)               0.00
                                         ----------         ----------         -----------
  Total distributions                      (3.45)             (0.66)               0.00
                                         ----------         ----------         -----------
 NET ASSET VALUE, END OF PERIOD           $28.21             $26.79              $18.66
                                         ==========         ==========         ===========
 TOTAL RETURN/3/                           18.95%             47.28%              (6.93)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $136,825           $126,152             $75,782
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (1.71)%            (1.37)%             (0.69)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              2.33%              2.36%               2.41%
  Waived fees and reimbursed
   expenses/4/                             (0.05)%            (0.01)%             (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     2.28%              2.35%               2.40%
  Portfolio turnover rate/5/                  34%                30%                 28%

1 The Fund changed its year end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 108 FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                        OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                   2007             2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $31.03          $29.99         $28.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.38)/2/       (0.34)         (0.44)
  Net realized and unrealized
   gain (loss) on investments               6.38            4.49           2.67
                                         ----------      -------        -------
  Total from investment
   operations                               6.00            4.15           2.23
                                         ----------      -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            0.00           0.00
  Distributions from net
   realized gain                           (2.96)          (3.11)         (0.51)
                                         ----------      -------        -------
  Total distributions                      (2.96)          (3.11)         (0.51)
                                         ----------      -------        -------
 NET ASSET VALUE, END OF PERIOD           $34.07          $31.03         $29.99
                                         ==========      =======        =======
 TOTAL RETURN/3/                           20.96%          14.57%          8.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $146,997         $143,872       $146,162
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (1.20)%         (0.91)%        (1.46)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              2.19%           2.19%          2.26%
  Waived fees and reimbursed
   expenses/4/                              0.00%          (0.01)%        (0.02)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     2.19%           2.18%          2.24%
  Portfolio turnover rate/5/                  48%             33%            33%

                                        DEC. 31,           DEC. 31,            DEC. 31,
 FOR THE PERIOD ENDED:                   2004               2003                2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $26.83             $18.68              $20.07
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.47)/2/          (0.28)/2/           (0.13)/2/
  Net realized and unrealized
   gain (loss) on investments               5.36               9.09               (1.26)
                                         ----------         ----------         -----------
  Total from investment
   operations                               4.89               8.81               (1.39)
                                         ----------         ----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00              (0.01)               0.00
  Distributions from net
   realized gain                           (3.45)             (0.65)               0.00
                                         ----------         ----------         -----------
  Total distributions                      (3.45)             (0.66)               0.00
                                         ----------         ----------         -----------
 NET ASSET VALUE, END OF PERIOD           $28.27             $26.83              $18.68
                                         ==========         ==========         ===========
 TOTAL RETURN/3/                           19.00%             47.34%              (6.93)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $157,329           $158,942             $98,122
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (1.71)%            (1.32)%             (0.64)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              2.34%              2.34%               2.38%
  Waived fees and reimbursed
   expenses/4/                             (0.05)%            (0.02)%             (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     2.29%              2.32%               2.37%
  Portfolio turnover rate/5/                  34%                30%                 28%

1 The Fund changed its year end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 109

SMALL/MID CAP VALUE FUND

INVESTOR CLASS SHARES - COMMENCED ON MARCH 28, 2002

For a share outstanding throughout each period


                                         OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:                    2007              2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $16.34           $14.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.12)/2/        (0.01)
  Net realized and unrealized
   gain (loss) on investments                2.19             2.05
                                         -----------      --------
  Total from investment
   operations                                2.07             2.04
                                         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00             0.00
  Distributions from net
   realized gain                            (0.23)           (0.32)
                                         -----------      --------
  Total distributions                       (0.23)           (0.32)
                                         -----------      --------
 NET ASSET VALUE, END OF PERIOD            $18.18           $16.34
                                         ===========      ========
 TOTAL RETURN/3/                            12.83%           14.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $169,624          $150,180
  Ratio of net investment
   income (loss) to average
   net assets/4/                            (0.68)%          (0.33)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                               1.73%            1.78%
  Waived fees and reimbursed
   expenses/4/                              (0.21)%          (0.21)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      1.52%            1.57%
  Portfolio turnover rate/5/                   89%              56%

                                      OCT. 31,       DEC. 31,       DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                 2005           2004           2003          2002/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $13.83         $12.01           $7.58          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.08)         (0.13)          (0.03)          (0.04)
  Net realized and unrealized
   gain (loss) on investments            1.22           2.43            4.46           (2.38)
                                     --------       --------         -------        --------
  Total from investment
   operations                            1.14           2.30            4.43           (2.42)
                                     --------       --------         -------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00          (0.00)           0.00            0.00
  Distributions from net
   realized gain                        (0.35)         (0.48)           0.00            0.00
                                     --------       --------         -------        --------
  Total distributions                   (0.35)         (0.48)           0.00            0.00
                                     --------       --------         -------        --------
 NET ASSET VALUE, END OF PERIOD        $14.62         $13.83          $12.01           $7.58
                                     ========       ========        ========        ========
 TOTAL RETURN/3/                         8.45%         19.37%          58.44%         (24.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $37,526        $17,678          $8,725          $2,509
  Ratio of net investment
   income (loss) to average
   net assets/4/                        (1.01)%        (1.30)%         (0.55)%         (0.74)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                           1.95%          2.06%           2.86%           3.56%
  Waived fees and reimbursed
   expenses/4/                          (0.25)%        (0.30)%         (1.06)%         (1.64)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                  1.70%          1.76%           1.80%           1.92%
  Portfolio turnover rate/5/               80%           133%            132%            108%



1 Commencement of operations at beginning of period.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 110 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             048SCR / P201 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund

Discovery Fund

Enterprise Fund

Mid Cap Disciplined Fund


Mid Cap Growth Fund


Small Cap Disciplined Fund

Small Cap Growth Fund

Small Cap Value Fund

Small/Mid Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Mid Cap Value Fund                      4
Discovery Fund                              8
Enterprise Fund                            12
Mid Cap Disciplined Fund                   16
Mid Cap Growth Fund                        20
Small Cap Disciplined Fund                 25
Small Cap Growth Fund                      29
Small Cap Value Fund                       33
Small/Mid Cap Value Fund                   37
Description of Principal Investment        41
  Risks
Portfolio Holdings Information             44


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   45
About Wells Fargo Funds Trust              45
The Investment Adviser                     45
The Sub-Advisers and Portfolio Managers    45
Dormant Multi-Manager Arrangement          48


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares                        49
Compensation to Dealers and Shareholder    50
   Servicing Agents
How to Buy Shares                          51
How to Sell Shares                         53
How to Exchange Shares                     55
Account Policies                           57


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   59
Taxes                           59
Financial Highlights            60
For More Information    Back Cover



Throughout this Prospectus, the WELLS FARGO ADVANTAGE DISCOVERY FUND/SM/ is referred to as the "Discovery Fund" and the WELLS FARGO ADVANTAGE ENTERPRISE
               FUND/SM/ is referred to as the "Enterprise Fund".


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund and Enterprise Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM)/ /STRUCTURE

At the discretion of the Board of Trustees, the Mid Cap Growth Fund and Small Cap Value Fund each have the potential of becoming gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.


                                                          KEY FUND INFORMATION 3

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
INSTITUTIONAL CLASS:
Ticker: CBMSX

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        C&B MID CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                    AS OF 12/31 EACH YEAR
 1999        2000        2001        2002        2003        2004       2005        2006       2007
-0.19%      41.03%      25.16%       -9.50%     38.99%      11.19%      6.52%      26.12%       -8.57%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       20.78%
  Worst Quarter:      Q3    2002       -20.75%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR          5 YEAR        LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                         -8.57%          13.68%             11.95%
  Returns After Taxes on                      -12.89%          11.58%             10.27%
  Distributions/2/
  Returns After Taxes on                       -3.18%          11.39%              9.93%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM)VALUE/3/              -1.42%          17.92%              9.97%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on July 26, 2004. Prior to April 11,
  2005, the Institutional Class was named the Select Class. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class. The unnamed share class of the predecessor fund incepted on February 18, 1998. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Value Index measures the performance of those
  Russell Midcap (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index. You cannot invest directly in an index.

 6 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/1/                              0.72%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  Fee Waivers                                     0.01%
  NET EXPENSES/3/                                 0.90%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $92
   3 Years                $289
   5 Years                $503
  10 Years              $1,119

                                                        C&B MID CAP VALUE FUND 7

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
INSTITUTIONAL CLASS:
Ticker: WFDSX

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                DISCOVERY FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Discovery Fund was organized as the successor fund to the Strong Discovery Fund.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                           AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002      2003     2004     2005    2006     2007
7.04%   5.28%   3.97%   4.17%   -12.12%   38.34%   15.69%   7.54%   13.37%   22.52%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       25.78%
  Worst Quarter:      Q3    2001      -18.90%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                        22.52%       19.04%         9.87%
  Returns After Taxes on                      18.61%       17.14%         8.42%
  Distributions/2/
  Returns After Taxes on                      17.06%       16.09%         8.06%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2500TM GROWTH INDEX/3/                9.69%       17.43%         6.63%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2500TM Growth Index measures the performance of those Russell
  2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 10 DISCOVERY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.75%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.20%
  Acquired Fund Fees and Expenses/3/             0.01%
  TOTAL ANNUAL FUND OPERATING                    0.96%
  EXPENSES/4/
  Fee Waivers                                    0.00%
  NET EXPENSES/5,6/                              0.96%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.95%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $98
   3 Years                $306
   5 Years                $531
  10 Years              $1,178

                                                               DISCOVERY FUND 11

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
INSTITUTIONAL CLASS:
Ticker: WFEIX

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 ENTERPRISE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              ENTERPRISE FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Enterprise Fund was organized as the successor fund to the Strong Enterprise Fund.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                            AS OF 12/31 EACH YEAR
1999         2000      2001      2002      2003     2004     2005    2006     2007
187.83%/2/   -29.77%   -21.96%   -28.18%   37.55%   15.68%   9.41%   12.57%   18.39%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       71.27%
  Worst Quarter:      Q4    2000      -24.29%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEAR       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                     18.39%       18.33%             15.77%
  Returns After Taxes on                   18.39%       18.33%             15.54%
  Distributions/3/
  Returns After Taxes on                   11.95%       16.24%             14.13%
Distributions and Sale of Fund
  Shares/3/
 RUSSELL MIDCAP (Reg. TM) GROWTH           11.43%       17.90%              9.05%
  INDEX/4/
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on June 30, 2003. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Institutional Class shares of the Strong Enterprise Fund, the predecessor fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on September 30, 1998. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell Midcap (Reg. TM) Growth Index measures the performance of those
  Russell Midcap (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Growth Index. You cannot invest directly in an index.

 14 ENTERPRISE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

            ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
  Management Fees/1/                            0.75%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.22%
  Acquired Fund Fees and Expenses/3/            0.01%
  TOTAL ANNUAL FUND OPERATING                   0.98%
  EXPENSES/4/
  Fee Waivers                                   0.07%
  NET EXPENSES/5,6/                             0.91%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $93
   3 Years                $305
   5 Years                $535
  10 Years              $1,195

                                                              ENTERPRISE FUND 15

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/31/1998
INSTITUTIONAL CLASS:
Ticker: WFMIX

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $4.5 billion to $41.7 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Mid Cap Disciplined Fund was organized as the successor fund to the Strong Mid Cap Disciplined Fund.

[GRAPHIC APPEARS HERE]

      CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                         AS OF 12/31 EACH YEAR
1999     2000     2001     2002      2003     2004     2005    2006     2007
35.20%   22.80%   12.41%   -11.78%   40.66%   21.18%   8.22%   18.78%   -4.45%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q3    2002      -16.94%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEAR       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                       -4.45%       15.93%            14.74%
  Returns After Taxes on                     -6.56%       13.03%            12.65%
  Distributions/2/
  Returns After Taxes on                     -1.64%       12.49%            12.03%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX/3/     -1.42%       17.92%            10.76%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on December 31, 1998. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Value Index measures the performance of those
  Russell Midcap (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index. You cannot invest directly in an index.

 18 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

            ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
  Management Fees/1/                            0.71%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.19%
  Acquired Fund Fees and Expenses/3/            0.02%
  TOTAL ANNUAL FUND OPERATING                   0.92%
  EXPENSES/4/
  Fee Waivers                                   0.00%
  NET EXPENSES/5,6/                             0.92%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90% After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $94
   3 Years                $293
   5 Years                $509
  10 Years              $1,131

                                                     MID CAP DISCIPLINED FUND 19

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
INSTITUTIONAL CLASS:
Ticker: WFMGX

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                          MID CAP GROWTH FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




           CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999     2000     2001      2002      2003     2004     2005    2006     2007
7.94%   18.83%   14.60%   -23.94%   -28.55%   38.07%   21.49%   5.64%   13.93%   18.89%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       32.68%
  Worst Quarter:      Q3    2001      -21.96%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                     12.05%       17.73%         6.10%
  Returns After Taxes on                    6.94%       15.26%         3.40%
  Distributions/2/
  Returns After Taxes on                    9.83%       14.60%         4.05%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) GROWTH           11.43%       17.90%         7.59%
  INDEX/3/
  (reflects no deduction for fees,
  expenses or taxes)



1 Institutional Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Class A shares, which incepted on December 30, 1994, and includes sales charges and expenses that are not applicable to and are higher than those of the Institutional Class shares. Class A annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Growth Index measures the performance of those
  Russell Midcap (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Growth Index. You cannot invest directly in an index.


 22 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.21%
  Acquired Fund Fees and Expenses/3/              0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.97%
  Fee Waivers                                     0.06%
  NET EXPENSES/4,5/                               0.91%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                          MID CAP GROWTH FUND 23

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                  $93
   3 Years                $303
   5 Years                $530
  10 Years              $1,184



 24 MID CAP GROWTH FUND

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
03/28/2002
INSTITUTIONAL CLASS:
Ticker: WFSSX

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                   SMALL CAP DISCIPLINED FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small Cap Disciplined Fund was organized as the successor fund to the Strong Small Company Value Fund.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR THE
      INSTITUTIONAL CLASS/1/
       AS OF 12/31 EACH YEAR
2003     2004     2005     2006     2007
62.53%   27.04%   -0.28%   19.19%   -4.37%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      34.64%
  Worst Quarter:      Q1    2003      -7.57%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                      -4.37%        18.60%             14.12%
  Returns After Taxes on                    -6.35%        16.42%             12.29%
  Distributions/2/
  Returns After Taxes on                    -2.04%        15.23%             11.43%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/      -9.78%        15.80%              9.46%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on March 28, 2002. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                   SMALL CAP DISCIPLINED FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

            ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
  Management Fees/1/                            0.85%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.22%
  Acquired Fund Fees and Expenses/3/            0.03%
  TOTAL ANNUAL FUND OPERATING                   1.10%
  EXPENSES/4/
  Fee Waivers                                   0.07%
  NET EXPENSES/5,6/                             1.03%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.00%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $105
   3 Years                $343
   5 Years                $599
  10 Years              $1,334

 28 SMALL CAP DISCIPLINED FUND

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
INSTITUTIONAL CLASS:
Ticker: WFSIX
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                        SMALL CAP GROWTH FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                AS OF 12/31 EACH YEAR
1998     1999        2000      2001      2002      2003     2004     2005    2006     2007
-7.93%   55.81%/4/   -25.14%   -12.65%   -29.51%   48.02%   13.80%   6.56%   22.96%   13.98%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       47.31%
  Worst Quarter:      Q3    1998      -32.37%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                          13.98%       20.26%         5.22%
  Returns After Taxes on                         9.43%       18.25%         3.23%
  Distributions/2/
  Returns After Taxes on                        10.64%       17.07%         3.62%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to June 9, 2003 for the Institutional Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
4 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.

                                                        SMALL CAP GROWTH FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

            ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
  Management Fees/1/                            0.85%
  Distribution (12b-1) Fees                     0.00%
  Other Expenses/2/                             0.20%
  Acquired Fund Fees and Expenses/3/            0.01%
  TOTAL ANNUAL FUND OPERATING                   1.06%
  EXPENSES/4/
  Fee Waivers                                   0.15%
  NET EXPENSES/5,6/                             0.91%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $93
   3 Years                $322
   5 Years                $570
  10 Years              $1,281

 32 SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

FUND INCEPTION:
12/31/1997
INSTITUTIONAL CLASS:
Ticker: WFSVX
(THIS FUND IS CLOSED TO NEW INVESTORS).

INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $2.7 billion to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.
Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SMALL CAP VALUE FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small Cap Value Fund was organized as the successor fund to the Strong Advisor Small Cap Value Fund.

[GRAPHIC APPEARS HERE]

          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999     2000     2001     2002     2003     2004     2005     2006     2007
6.10%   28.09%   26.34%   17.99%   -6.13%   48.70%   20.09%   15.03%   12.99%   10.32%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       25.82%
  Worst Quarter:      Q3    1998      -24.55%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                         10.32%       20.69%         17.17%
  Returns After Taxes on                        7.94%       18.87%         16.26%
  Distributions/2/
  Returns After Taxes on                        9.74%       18.01%         15.48%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/         -9.78%       15.80%          9.06%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on July 31, 2007. Performance shown for the Institutional Class shares reflects the performance of the Class Z shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Class Z shares annual returns are substantially similar to what the Institutional Class shares returns would be because the Class Z shares and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                         SMALL CAP VALUE FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

             ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
  Management Fees/1/                              0.79%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.18%
  Acquired Fund Fees and Expenses/3/              0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.99%
  Fee Waivers                                     0.02%
  NET EXPENSES/4, 5/                              0.97%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.95%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $99
   3 Years                $313
   5 Years                $545
  10 Years              $1,211

 36 SMALL CAP VALUE FUND

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA


FUND INCEPTION:
03/28/2002
INSTITUTIONAL CLASS:
Ticker: WWMSX

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     SMALL/MID CAP VALUE FUND 37

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 38 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small/Mid Cap Value Fund was organized as the successor fund to the Strong Small/Mid Cap Value Fund.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR THE
      INSTITUTIONAL CLASS/1/
       AS OF 12/31 EACH YEAR
2003     2004     2005     2006     2007
58.44%   19.37%   13.62%   13.97%   -0.51%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      24.45%
  Worst Quarter:      Q4    2007      -6.34%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                        -0.51%       19.50%             11.24%
  Returns After Taxes on                      -2.38%       18.58%             10.50%
  Distributions/2/
  Returns After Taxes on                       1.35%       17.02%              9.64%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2500TM VALUE INDEX/3/                -7.27%       16.17%             10.28%
  (reflects no deduction for expenses
  or taxes)

1 Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2500TM Value Index measures the performance of those Russell
  2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                     SMALL/MID CAP VALUE FUND 39

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.21%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.06%
  Fee Waivers                                     0.11%
  NET EXPENSES/3/                                 0.95%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                  $97
   3 Years                $326
   5 Years                $574
  10 Years              $1,284

 40 SMALL/MID CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 41

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 42 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 43

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 44 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended April 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Discovery, Enterprise, Mid Cap Disciplined, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management, which he joined in 2004. Prior to Strong, he worked at Gabelli &
                             Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith
                             Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance,
                             Duquesne University.
ROBERT J. COSTOMIRIS, CFA    Mr. Costomiris is responsible for managing the Mid Cap Disciplined Fund, which he has
Mid Cap Disciplined Fund     managed since 2001, and the Small Cap Disciplined Fund, which he has managed since
Small Cap Disciplined Fund   2002. Mr. Costomiris joined Wells Capital Management in 2005 as a value portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                             Strong Capital Management, Inc. since 2001. Education: B.S., Chemical Engineering,
                             University of Pennsylvania; M.B.A., Finance and Accounting, University of Chicago
                             Graduate School of Business.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. (SCM) since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. (SCM) since October 2000. Education: B.S., Business, Indiana University; M.B.A.,
                             Finance, University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, (Montgomery) which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics,
                             Washington and Lee University; M.B.A., Darden School - University of Virginia.


 46 ORGANIZATION AND MANAGEMENT OF THE FUNDS

I. CHARLES RINALDI         Mr. Rinaldi is responsible for managing the Small Cap Value Fund and the Small/Mid
Small Cap Value Fund       Cap Value Fund, both of which he has managed, along with their predecessor funds,
Small/Mid Cap Value Fund   since 1997. Mr. Rinaldi joined Wells Capital Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. (SCM) since 1997. Education: B.A.
                           degree, Biology, St. Michael's College; M.B.A. degree, Finance, Babson College.
STUART ROBERTS             Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund        managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund      with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                           Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                           Management, he was a senior portfolio manager with Montgomery Asset
                           Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                           Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                           Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA     Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund   he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                           Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.A., Finance, St.
                           John's University; M.B.A., Business Administration, Columbia Business School.


--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Mid Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA       Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund   managed, along with its predecessor, since 1998. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education:
                         B.S., Computer Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA    Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Prior to that, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University;
                         M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA    Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund   has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                         College; M.B.A., Wharton School of Business.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 47

JAMES R. NORRIS           Mr. Norris is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                          Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA   Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund    he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                          Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                          Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                          Chicago.
R. JAMES O'NEIL, CFA      Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby
                          College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA        Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. He joined Cooke & Bieler in 1998, where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                          Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                          M.B.A., Wharton School of Business.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 48 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 49

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.


Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

 50 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

                                                            HOW TO BUY SHARES 51

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
--------------------------
                            o Complete and sign the Institutional Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.
                                                                           --------------------------------------
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 52 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.
                                         --------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 53
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
     Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 54 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares

                                                       HOW TO EXCHANGE SHARES 55
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 56 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

                                                             ACCOUNT POLICIES 57
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 58 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the Mid Cap Growth Fund and Class Z shares of the Small Cap Value Fund.


 60 FINANCIAL HIGHLIGHTS

C&B MID CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                               OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                          2007            2006            2005          2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD           $24.02          $20.88          $18.91          $18.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.14/2/         0.16/2/           (0.02)           0.02
  Net realized and unrealized gain
(loss)
   on investments                                 0.71            4.76            2.57            0.37
                                             ---------       ---------        --------        --------
  Total from investment operations                0.85            4.92            2.55            0.39
                                             ---------       ---------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.15)          (0.04)           0.00            0.00
  Distributions from net realized gain           (2.66)          (1.74)          (0.58)           0.00
                                             ---------       ---------        --------        --------
  Total distributions                            (2.81)          (1.78)          (0.58)           0.00
                                             ---------       ---------        --------        --------
 NET ASSET VALUE, END OF PERIOD                 $22.06          $24.02          $20.88          $18.91
                                             =========       =========        ========        ========
 TOTAL RETURN/3/                                  3.44%          25.12%          13.71%           2.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $79,559         $55,799         $63,705         $17,376
  Ratio of net investment income (loss)
to
   average net assets/4/                          0.60%           0.74%           0.07%           0.40%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                    0.91%           0.95%           0.94%           0.96%
  Waived fees and reimbursed expenses/4/         (0.01)%         (0.05)%         (0.04)%         (0.06)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/              0.90%           0.90%           0.90%           0.90%
  Portfolio turnover rate/5/                        56%             39%             30%             31%


1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 61

DISCOVERY FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period

                                                      OCT. 31,               OCT. 31,
 FOR THE PERIOD:                                     2007                  2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                  $22.43                 $21.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.08)/2/              (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                        7.12                   1.02
                                                 ---------------        ------------
  Total from investment operations                       7.04                   1.01
                                                 ---------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                   0.00
  Distributions from net realized gain                  (1.16)                  0.00
                                                 ---------------        ------------
  Total distributions                                   (1.16)                  0.00
                                                 ---------------        ------------
 NET ASSET VALUE, END OF PERIOD                        $28.31                 $22.43
                                                 ===============        ============
 TOTAL RETURN/3/                                        32.80%                  4.72%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                     $6,359                    $10
  Ratio of net investment income (loss)
to
   average net assets/4/                                (0.32)%                (0.37)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                           0.96%                  0.87%
  Waived fees and reimbursed expenses/4/                (0.01)                  0.00%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                     0.95%                  0.87%
  Portfolio turnover rate/5/                              137%                   120%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 62 FINANCIAL HIGHLIGHTS

ENTERPRISE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period

                                       OCTOBER 31,      OCTOBER 31,       OCTOBER 31,         DECEMBER 31,      DECEMBER 31,
 FOR THE PERIOD ENDED:                    2007             2006            2005/1/               2004             2003/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $29.90           $25.95            $25.30               $21.87            $18.34
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.10)/3/        (0.34)            (0.10)/3/            (0.11)/3/         (0.06)
  Net realized and unrealized
   gain (loss) on investments               9.10             4.29              0.75                 3.54              3.59
                                        -----------      --------          -----------         ------------      ---------
  Total from investment
   operations                               9.00             3.95              0.65                 3.43              3.53
                                        -----------      --------          -----------         ------------      ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00             0.00              0.00                 0.00              0.00
  Distributions from net
   realized gain                            0.00             0.00              0.00                 0.00              0.00
                                        -----------      --------          -----------         ------------      ---------
  Total distributions                       0.00             0.00              0.00                 0.00              0.00
                                        -----------      --------          -----------         ------------      ---------
 NET ASSET VALUE, END OF PERIOD           $38.90           $29.90            $25.95               $25.30            $21.87
                                        ===========      ========          ===========         ============      =========
 TOTAL RETURN/4/                           30.10%           15.22%             2.57%               15.68%            19.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $126,347          $36,587           $15,780               $7,126            $2,114
  Ratio of net investment
   income (loss) to average
   net assets/5/                           (0.30)%          (0.39)%           (0.47)%              (0.47)%           (0.67)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                              0.97%            0.98%             0.97%                0.88%             1.18%
  Waived fees and reimbursed
   expenses/5/                             (0.07)%          (0.08)%           (0.09)%              (0.05)%           (0.21)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                     0.90%            0.90%             0.88%                0.83%             0.97%
  Portfolio turnover rate/6/                 117%             118%              116%                 184%              261%

1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 63

MID CAP DISCIPLINED FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                OCT. 31,          OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:                           2007              2006            2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $23.47           $23.28            $21.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.29/2/             0.20           0.07/2/
  Net realized and unrealized gain
(loss)
   on investments                                   1.10             3.46              1.37
                                              ----------        ---------        ----------
  Total from investment operations                  1.39             3.66              1.44
                                              ----------        ---------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.19)           (0.05)             0.00
  Distributions from net realized gain             (1.41)           (3.42)             0.00
                                              ----------        ---------        ----------
  Total distributions                              (1.60)           (3.47)             0.00
                                              ----------        ---------        ----------
 NET ASSET VALUE, END OF PERIOD                   $23.26           $23.47            $23.28
                                              ==========        =========        ==========
 TOTAL RETURN/3/                                    6.04%           17.77%             6.59%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $157,342          $137,471          $116,867
  Ratio of net investment income (loss)
to
   average net assets/4/                            1.23%            0.93%             0.53%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                      0.90%            0.92%             0.92%
  Waived fees and reimbursed expenses/4/            0.00%           (0.02)%           (0.04)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                0.90%            0.90%             0.88%
  Portfolio turnover rate/5/                         113%             125%               94%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 64 FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
CLASS A SHARES - COMMENCED ON DECEMBER 30, 1994
For a share outstanding throughout each period



                                     OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                2007             2006           2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $6.69           $6.37           $6.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.04)/3/       (0.05)        0.00/3/
  Net realized and
   unrealized gain (loss)
   on investments                        1.95            0.92           (0.13)
                                       ---------       ------        --------
  Total from investment
   operations                            1.91            0.87           (0.13)
                                       ---------       ------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            0.00            0.00
  Distributions from net
   realized gain                        (0.88)          (0.55)           0.00
                                       ---------       ------        --------
  Total distributions                   (0.88)          (0.55)           0.00
                                       ---------       ------        --------
 NET ASSET VALUE, END OF
PERIOD                                  $7.72           $6.69           $6.37
                                       =========       ======        ========
 TOTAL RETURN/4/                        31.90%          14.38%          (2.00)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $128,502         $103,816        $107,706
  Ratio of net investment
   income (loss) to
   average net assets/5/                (0.60)%         (0.69)%         (0.96)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.42%           1.48%           1.41%
  Waived fees and
   reimbursed
   expenses/5/                          (0.02)%         (0.08)%         (0.01)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.40%           1.40%           1.40%
  Portfolio turnover rate/6/              116%            123%             13%

                                    SEPT. 30,        SEPT. 30,    SEPT. 30,      JUN. 30,
 FOR THE PERIOD ENDED:                2005             2004        2003/2/        2003
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $5.84          $5.09         $4.77         $4.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.07)/3/       0.02         (0.05)        (0.02)
  Net realized and
   unrealized gain (loss)
   on investments                        1.16           0.73          0.37         (0.03)
                                       ---------      ------        ------        ------
  Total from investment
   operations                            1.09           0.75          0.32         (0.05)
                                       ---------      ------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00           0.00          0.00          0.00
  Distributions from net
   realized gain                        (0.43)          0.00          0.00          0.00
                                       ---------      ------        ------        ------
  Total distributions                   (0.43)          0.00          0.00          0.00
                                       ---------      ------        ------        ------
 NET ASSET VALUE, END OF
PERIOD                                  $6.50          $5.84         $5.09         $4.77
                                       =========      ======        ======        ======
 TOTAL RETURN/4/                        19.17%         14.73%         6.71%        (1.04%)
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $111,103        $93,024       $87,980       $85,320
  Ratio of net investment
   income (loss) to
   average net assets/5/                (1.19)%        (0.44)%       (1.03)%       (0.65%)
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.42%          1.50%         1.42%         1.86%
  Waived fees and
   reimbursed
   expenses/5/                          (0.01)%        (0.07)%        0.00%        (0.37)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.41%          1.43%         1.42%         1.49%
  Portfolio turnover rate/6/              143%           180%           55%          142%



1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 65

SMALL CAP DISCIPLINED FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                OCT. 31,          OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                           2007             2006            2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.16            $16.09            $15.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.15/2/           0.03/2/              0.00
  Net realized and unrealized gain
(loss)
   on investments                                  0.75              2.82              0.10
                                             ----------        ----------        ----------
  Total from investment operations                 0.90              2.85              0.10
                                             ----------        ----------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          0.00              0.00              0.00
  Distributions from net realized gain            (0.87)            (0.78)             0.00
                                             ----------        ----------        ----------
  Total distributions                             (0.87)            (0.78)             0.00
                                             ----------        ----------        ----------
 NET ASSET VALUE, END OF PERIOD                  $18.19            $18.16            $16.09
                                             ==========        ==========        ==========
 TOTAL RETURN/3/                                   5.05%            18.34%             0.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $114,345          $63,905            $2,162
  Ratio of net investment income (loss)
to
   average net assets/4/                           0.84%             0.20%             0.08%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                     1.12%             1.11%             1.10%
  Waived fees and reimbursed expenses/4/          (0.12)%           (0.11)%           (0.52)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/               1.00%             1.00%             0.58%
  Portfolio turnover rate/5/                         97%              100%               56%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 66 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                  OCT. 31,           OCT. 31,          OCT. 31,            SEPT. 30,
 FOR THE PERIOD ENDED:                             2007               2006             2005/1/             2005/2/
 NET ASSET VALUE, BEGINNING OF PERIOD              $14.19             $12.26            $12.61               $11.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.06)/3/          (0.11)            (0.01)               (0.04)/3/
  Net realized and unrealized gain
(loss)
   on investments                                    3.71               2.97             (0.34)                1.55
                                                 -----------        --------          --------             -----------
  Total from investment operations                   3.65               2.86             (0.35)                1.51
                                                 -----------        --------          --------             -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00               0.00              0.00                 0.00
  Distributions from net realized gain              (1.54)             (0.93)             0.00                 0.00
                                                 -----------        --------          --------             -----------
  Total distributions                               (1.54)             (0.93)             0.00                 0.00
                                                 -----------        --------          --------             -----------
 NET ASSET VALUE, END OF PERIOD                    $16.30             $14.19            $12.26               $12.61
                                                 ===========        ========          ========             ===========
 TOTAL RETURN/4/                                    28.22%             24.46%            (2.78)%              13.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $85,664            $55,921           $31,430              $31,416
  Ratio of net investment income (loss)
to
   average net assets/5/                            (0.41)%            (0.64)%           (0.77)%              (0.65)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5/                                       1.10%              1.16%             1.11%                1.15%
  Waived fees and reimbursed expenses/5/            (0.20)%            (0.26)%           (0.21)%              (0.23)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5/                 0.90%              0.90%             0.90%                0.92%
  Portfolio turnover rate/6/                          122%               142%               10%                 149%

1 The Fund changed its year end from September 30 to October 31.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 67

SMALL CAP VALUE FUND

CLASS Z SHARES - COMMENCED ON DECEMBER 31, 1997

For a share outstanding throughout each period


                                          OCT. 31,           OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                     2007               2006            2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $32.98               $31.45           $29.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.13)/2/            (0.02)           (0.15)
  Net realized and unrealized
   gain (loss) on investments               6.84                 4.66             2.71
                                         ----------           -------          -------
  Total from investment
   operations                               6.71                 4.64             2.56
                                         ----------           -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                 0.00             0.00
  Distributions from net
   realized gain                           (2.96)               (3.11)           (0.51)
                                         ----------           -------          -------
  Total distributions                      (2.96)               (3.11)           (0.51)
                                         ----------           -------          -------
 NET ASSET VALUE, END OF PERIOD           $36.73               $32.98           $31.45
                                         ==========           =======          =======
 TOTAL RETURN/3/                           21.95%               15.53%            8.83%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $3,183,124          $2,571,031       $1,926,165
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.37)%              (0.05)%          (0.57)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.61%                1.61%            1.58%
  Waived fees and reimbursed
   expenses/4/                             (0.25)%              (0.25)%          (0.24)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.36%                1.36%            1.34%
  Portfolio turnover rate/5/                  48%                  33%              33%

                                          DEC. 31,              DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                     2004                  2003               2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $27.53                $18.98             $20.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.22)/2/             (0.09)/2/        0.04/2/
  Net realized and unrealized
   gain (loss) on investments               5.54                  9.30              (1.28)
                                         ----------            ----------        ---------
  Total from investment
   operations                               5.32                  9.21              (1.24)
                                         ----------            ----------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00                 (0.01)              0.00
  Distributions from net
   realized gain                           (3.45)                (0.65)              0.00
                                         ----------            ----------        ---------
  Total distributions                      (3.45)                (0.66)              0.00
                                         ----------            ----------        ---------
 NET ASSET VALUE, END OF PERIOD           $29.40                $27.53             $18.98
                                         ==========            ==========        =========
 TOTAL RETURN/3/                           20.09%                48.70%             (6.13)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $1,359,158            $1,167,094          $658,718
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.79)%               (0.41)%             0.21%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.40%                 1.42%              1.49%
  Waived fees and reimbursed
   expenses/4/                             (0.04)%               (0.02)%            (0.01)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.36%                 1.40%              1.48%
  Portfolio turnover rate/5/                  34%                   30%                28%



1 The Fund changed its year end from December 31 to October 31.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 68 FINANCIAL HIGHLIGHTS

SMALL/MID CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period

                                                      OCT. 31,               OCT. 31,
 FOR THE PERIOD:                                     2007                 2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                  $16.45                 $16.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.03)/2/               0.01
  Net realized and unrealized gain
(loss)
   on investments                                        2.21                   0.43
                                                 ---------------        ------------
  Total from investment operations                       2.18                   0.44
                                                 ---------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                   0.00
  Distributions from net realized gain                  (0.23)                  0.00
                                                 ---------------        ------------
  Total distributions                                   (0.23)                  0.00
                                                 ---------------        ------------
 NET ASSET VALUE, END OF PERIOD                        $18.40                 $16.45
                                                 ===============        ============
 TOTAL RETURN/3/                                        13.42%                  2.75%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                     $2,902                 $10.00
  Ratio of net investment income (loss)
to
   average net assets/4/                                (0.18)%                 0.53%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                           1.10%                  1.04%
  Waived fees and reimbursed expenses/4/                (0.16)%                (0.15)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                     0.94%                  0.89%
  Portfolio turnover rate/5/                               89%                    56%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 69

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048SCIT / P204 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund

Discovery Fund

Enterprise Fund

Mid Cap Disciplined Fund


Mid Cap Growth Fund


Opportunity Fund

Small Cap Disciplined Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Small/Mid Cap Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information                        3
C&B Mid Cap Value Fund                      4
Discovery Fund                              8
Enterprise Fund                            12
Mid Cap Disciplined Fund                   16
Mid Cap Growth Fund                        20
Opportunity Fund                           25
Small Cap Disciplined Fund                 29
Small Cap Growth Fund                      33
Small Cap Opportunities Fund               37
Small/Mid Cap Value Fund                   41
Description of Principal Investment        45
  Risks
Portfolio Holdings Information             48


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   49
About Wells Fargo Funds Trust              49
The Investment Adviser                     49
The Sub-Advisers and Portfolio Managers    49
Dormant Multi-Manager Arrangement          53


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares                        54
Compensation to Dealers and Shareholder    56
   Servicing Agents
How to Buy Shares                          57
How to Sell Shares                         59
How to Exchange Shares                     61
Account Policies                           63


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   65
Taxes                           65
Financial Highlights            66
For More Information    Back Cover



Throughout this Prospectus, the WELLS FARGO ADVANTAGE DISCOVERY FUND/SM/ is referred to as the "Discovery Fund", the WELLS FARGO ADVANTAGE ENTERPRISE FUND/SM/ is referred to as the "Enterprise Fund" and the WELLS FARGO ADVANTAGE
        OPPORTUNITY FUND/SM/ is referred to as the "Opportunity Fund".


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund, the Enterprise Fund and Opportunity Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------

MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
At the discretion of the Board of Trustees, the Mid Cap Growth Fund has the potential of becoming gateway funds in a MASTER/
GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.


                                                          KEY FUND INFORMATION 3

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
ADMINISTRATOR CLASS:
Ticker: CBMIX

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        C&B MID CAP VALUE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                    AS OF 12/31 EACH YEAR
 1999        2000        2001        2002        2003        2004       2005        2006       2007
-0.19%      41.03%      25.16%       -9.50%     38.99%      11.08%      6.22%      25.82%      -8.78%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    1999       20.78%
  Worst Quarter:      Q3    2002       -20.75%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                  1 YEAR          5 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                           -8.78%          13.48%             11.86%
  Returns After Taxes on                        -13.01%          11.44%             10.21%
  Distributions/2/
  Returns After Taxes on                         -3.31%          11.26%              9.86%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX/3/         -1.42%          17.92%              9.97%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on July 26, 2004. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class. The unnamed share class of the predecessor fund incepted on February 18, 1998. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Value Index measures the performance of those
  Russell Midcap (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index. You cannot invest directly in an index.

 6 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.72%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.18%
  Fee Waivers                                     0.03%
  NET EXPENSES/3/                                 1.15%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

3 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $117
   3 Years                $372
   5 Years                $646
  10 Years              $1,429

                                                        C&B MID CAP VALUE FUND 7

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
ADMINISTRATOR CLASS:
Ticker: WFDDX

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                DISCOVERY FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Discovery Fund was organized as the successor fund to the Strong Discovery Fund.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                           AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002      2003     2004     2005    2006     2007
7.04%   5.28%   3.97%   4.17%   -12.12%   38.34%   15.69%   7.54%   13.27%   22.22%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       25.78%
  Worst Quarter:      Q3    2001      -18.90%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEAR       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                        22.22%      18.96%         9.84%
  Returns After Taxes on                      18.31%      17.06%         8.38%
  Distributions/2/
  Returns After Taxes on                      16.87%      16.02%         8.02%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2500TM GROWTH INDEX/3/                9.69%      17.43%         6.63%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Discovery Fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2500TM Growth Index measures the performance of those Russell
  2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 10 DISCOVERY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.75%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.47%
  Acquired Fund Fees and Expenses/3/             0.01%
  TOTAL ANNUAL FUND OPERATING                    1.23%
  EXPENSES/4/
  Fee Waivers                                    0.07%
  NET EXPENSES/5,6/                              1.16%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.15%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $118
   3 Years                $383
   5 Years                $669
  10 Years              $1,482

                                                               DISCOVERY FUND 11

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
ADMINISTRATOR CLASS:
Ticker: SEPKX

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 ENTERPRISE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              ENTERPRISE FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Enterprise Fund was organized as the successor fund to the Strong Enterprise Fund.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                            AS OF 12/31 EACH YEAR
1999         2000      2001      2002      2003     2004     2005    2006     2007
187.83%/4/   -29.77%   -21.96%   -28.00%   37.89%   15.38%   9.11%   12.29%   18.09%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       71.27%
  Worst Quarter:      Q4    2000      -24.29%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEAR       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                     18.09%       18.14%             15.70%
  Returns After Taxes on                   18.09%       18.14%             15.47%
  Distributions/2/
  Returns After Taxes on                   11.76%       16.07%             14.07%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) GROWTH           11.43%       17.90%              9.05%
  INDEX/3/
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on August 30, 2002. Performance shown prior to April 11, 2005, for the Administrator Class shares reflects the performance of the Class K shares of the Strong Enterprise Fund, the predecessor fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares of the predecessor fund incepted on September 30, 1998. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Growth Index measures the performance of those
  Russell Midcap (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Growth Index. You cannot invest directly in an index.
4 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.

 14 ENTERPRISE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.75%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.49%
  Acquired Fund Fees and Expenses/3/             0.01%
  TOTAL ANNUAL FUND OPERATING                    1.25%
  EXPENSES/4/
  Fee Waivers                                    0.09%
  NET EXPENSES/5,6/                              1.16%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.15%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $118
   3 Years                $388
   5 Years                $678
  10 Years              $1,503

                                                              ENTERPRISE FUND 15

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/31/1998
ADMINISTRATOR CLASS:
Ticker: WFMDX

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $4.5 billion to $41.7 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Mid Cap Disciplined Fund was organized as the successor fund to the Strong Mid Cap Disciplined Fund.

[GRAPHIC APPEARS HERE]

      CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                         AS OF 12/31 EACH YEAR
1999     2000     2001     2002      2003     2004     2005    2006     2007
35.20%   22.80%   12.41%   -11.78%   40.66%   21.18%   8.03%   18.47%   -4.70%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q3    2002      -16.94%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                1 YEAR       5 YEAR       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                       -4.70%       15.76%            14.65%
  Returns After Taxes on                     -6.72%       12.91%            12.59%
  Distributions/2/
  Returns After Taxes on                     -1.80%       12.38%            11.96%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX/3/     -1.42%       17.92%            10.76%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares of the predecessor fund incepted on December 31, 1998. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Value Index measures the performance of those
  Russell Midcap (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index. You cannot invest directly in an index.

 18 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.71%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.46%
  Acquired Fund Fees and Expenses/3/             0.02%
  TOTAL ANNUAL FUND OPERATING                    1.19%
  EXPENSES/4/
  Fee Waivers                                    0.02%
  NET EXPENSES/5,6/                              1.17%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.15% After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $119
   3 Years                $376
   5 Years                $652
  10 Years              $1,441

                                                     MID CAP DISCIPLINED FUND 19

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
ADMINISTRATOR CLASS:
Ticker: WMCGX

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $41.7 billion as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 20 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                                          MID CAP GROWTH FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]




           CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999     2000     2001      2002      2003     2004     2005    2006     2007
7.94%   18.83%   14.60%   -23.94%   -28.55%   38.07%   21.49%   5.64%   13.93%   18.89%







            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       32.68%
  Worst Quarter:      Q3    2001      -21.96%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                            1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                     12.05%       17.73%         6.10%
  Returns After Taxes on                    6.94%       15.26%         3.40%
  Distributions/2/
  Returns After Taxes on                    9.83%       14.60%         4.05%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) GROWTH           11.43%       17.90%         7.59%
  INDEX/3/
  (reflects no deduction for fees,
  expenses or taxes)



1 Administrator Class shares incepted on March 31, 2008. Performance shown reflects the performance of the Class A shares, which incepted on December 30, 1994, and includes sales charges and expenses that are not applicable to and are higher than those of the Administrator Class shares. Class A annual returns are substantially similar to what the Administrator Class annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Growth Index measures the performance of those
  Russell Midcap (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Growth Index. You cannot invest directly in an index.


 22 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.47%
  Acquired Fund Fees and Expenses/3/              0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.23%
  Fee Waivers                                     0.07%
  NET EXPENSES/4, 5/                              1.16%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.15%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                          MID CAP GROWTH FUND 23

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                 $118
   3 Years                $383
   5 Years                $669
  10 Years              $1,482


 24 MID CAP GROWTH FUND

OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Ann M. Miletti

FUND INCEPTION:
12/31/1985
ADMINISTRATOR CLASS:
Ticker: WOFDX

INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell
Midcap (Reg. TM) Index was $4.5 billion to $41.7 billion respectively, as of December 31, 2007, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                             OPPORTUNITY FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 OPPORTUNITY FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Opportunity Fund was organized as the successor fund to the Strong Opportunity Fund.

[GRAPHIC APPEARS HERE]

          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000    2001     2002      2003     2004     2005    2006     2007
15.49%   33.39%   8.57%   -4.80%   -26.88%   37.77%   17.86%   7.40%   12.12%   5.29%

            BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       21.48%
  Worst Quarter:      Q3    2002      -20.50%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                              1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                      5.29%       15.54%         9.14%
  Returns After Taxes on                    1.33%       13.54%         7.14%
  Distributions/2/
  Returns After Taxes on                    5.58%       13.13%         7.23%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL MIDCAP (Reg. TM) INDEX/3/          5.60%       18.21%         9.91%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on August 30, 2002. Performance shown prior to April 11, 2005 for the Administrator Class shares reflects the performance of the Class K shares of the Strong Opportunity Fund, the predecessor fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 (Reg. TM) Index. You cannot invest directly in an index.

                                                             OPPORTUNITY FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.69%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.49%
  Acquired Fund Fees and Expenses/3/             0.02%
  TOTAL ANNUAL FUND OPERATING                    1.20%
  EXPENSES/4/
  Fee Waivers                                    0.14%
  NET EXPENSES/5,6/                              1.06%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.04%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $108
   3 Years                $367
   5 Years                $646
  10 Years              $1,442

 28 OPPORTUNITY FUND

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
03/28/2002
ADMINISTRATOR CLASS:
Ticker: WFSDX

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                   SMALL CAP DISCIPLINED FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small Cap Disciplined Fund was organized as the successor fund to the Strong Small Company Value Fund.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR THE
      ADMINISTRATOR CLASS/1/
       AS OF 12/31 EACH YEAR
2003     2004     2005     2006     2007
62.53%   27.04%   -0.34%   18.89%   -4.53%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      34.64%
  Worst Quarter:      Q1    2003      -7.57%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR       5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                      -4.53%        18.49%             14.02%
  Returns After Taxes on                    -6.44%        16.32%             12.21%
  Distributions/2/
  Returns After Taxes on                    -2.14%        15.14%             11.36%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) VALUE INDEX/3/      -9.78%        15.80%              9.46%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares of the predecessor fund incepted on March 28, 2002. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Value Index measures the performance of those
  Russell 2000 (Reg. TM) companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                   SMALL CAP DISCIPLINED FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.85%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.49%
  Acquired Fund Fees and Expenses/3/             0.03%
  TOTAL ANNUAL FUND OPERATING                    1.37%
  EXPENSES/4/
  Fee Waivers                                    0.14%
  NET EXPENSES/5,6/                              1.23%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.20%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $125
   3 Years                $420
   5 Years                $737
  10 Years              $1,634

 32 SMALL CAP DISCIPLINED FUND

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
ADMINISTRATOR CLASS:
Ticker: WMNIX
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                        SMALL CAP GROWTH FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                AS OF 12/31 EACH YEAR
1998     1999        2000      2001      2002      2003     2004     2005    2006     2007
-7.93%   55.81%/4/   -25.14%   -12.65%   -29.51%   48.02%   13.80%   6.30%   22.59%   13.69%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       47.31%
  Worst Quarter:      Q3    1998      -32.37%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                                 1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                          13.69%       20.07%         5.14%
  Returns After Taxes on                         9.11%       18.05%         3.15%
  Distributions/2/
  Returns After Taxes on                        10.46%       16.90%         3.55%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) GROWTH INDEX/3/          7.06%       16.50%         4.32%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on June 9, 2003. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Growth Index measures the performance of those
  Russell 2000 (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
4 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.

                                                        SMALL CAP GROWTH FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.85%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.47%
  Acquired Fund Fees and Expenses/3/             0.01%
  TOTAL ANNUAL FUND OPERATING                    1.33%
  EXPENSES/4/
  Fee Waivers                                    0.12%
  NET EXPENSES/5,6/                              1.21%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.20%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $123
   3 Years                $410
   5 Years                $717
  10 Years              $1,591

 36 SMALL CAP GROWTH FUND

SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Schroder Investment Management North America Inc.

PORTFOLIO MANAGER
Jenny B. Jones

FUND INCEPTION:
08/01/1993
ADMINISTRATOR CLASS:
Ticker: NVSOX
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Opportunities Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies which we define as securities of companies with market capitalizations of $3 billion or less. This includes common stocks, securities convertible into common stocks and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group. We use a bottom-up fundamental research-driven process in our stock selection. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value.

We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, or when a company's fundamentals change (product failure, change in management, margin compression and/or change to the competitive landscape). We will also consider selling a stock if the stock's price target has been met.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 SMALL CAP OPPORTUNITIES FUND 37

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 38 SMALL CAP OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

           CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004     2005    2006     2007
-9.36%   13.82%   30.91%   12.94%   -18.94%   36.89%   25.83%   6.36%   21.79%   11.07%

            BEST AND WORST QUARTER
  Best Quarter:       Q1    2000       18.43%
  Worst Quarter:      Q3    1998      -23.27%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEAR       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                        11.07%      19.90%         11.85%
  Returns After Taxes on                       8.23%      17.11%          9.97%
  Distributions/2/
  Returns After Taxes on                       9.52%      16.40%          9.64%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2000 (Reg. TM) INDEX/3/              -1.57%      16.25%          7.08%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on August 1, 1993. Prior to April 11,
  2005, the Administrator Class was named the Institutional Class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 (Reg. TM) Index. You cannot invest directly in an index.

                                                 SMALL CAP OPPORTUNITIES FUND 39

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                             0.84%
  Distribution (12b-1) Fees                      0.00%
  Other Expenses/2/                              0.45%
  Acquired Fund Fees and Expenses/3/             0.02%
  TOTAL ANNUAL FUND OPERATING                    1.31%
  EXPENSES/4/
  Fee Waivers                                    0.09%
  NET EXPENSES/5,6/                              1.22%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
6 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.20%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $124
   3 Years                $406
   5 Years                $710
  10 Years              $1,571

 40 SMALL CAP OPPORTUNITIES FUND

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA


FUND INCEPTION:
03/28/2002
ADMINISTRATOR CLASS:
Ticker: WWMDX

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $25 million to $20.8 billion, as of December 31, 2007, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     SMALL/MID CAP VALUE FUND 41

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 42 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Small/Mid Cap Value Fund was organized as the successor fund to the Strong Small/Mid Cap Value Fund.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR THE
      ADMINISTRATOR CLASS/1/
       AS OF 12/31 EACH YEAR
2003     2004     2005     2006     2007
58.44%   19.37%   13.62%   13.91%   -0.67%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003      24.45%
  Worst Quarter:      Q4    2007      -6.39%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                               1 YEAR        5 YEARS       LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                        -0.67%       19.45%             11.19%
  Returns After Taxes on                      -2.49%       18.54%             10.46%
  Distributions/2/
  Returns After Taxes on                       1.25%       16.98%              9.61%
Distributions and Sale of Fund
  Shares/2/
 RUSSELL 2500TM VALUE INDEX/3/                -7.27%       16.17%             10.28%
  (reflects no deduction for expenses
  or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares of the predecessor fund incepted on March 28, 2002. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 2500TM Value Index measures the performance of those Russell
  2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

                                                     SMALL/MID CAP VALUE FUND 43

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your
  investment)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE NET ASSET
  VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
  assets)
  Management Fees/1/                              0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/2/                               0.48%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.33%
  Fee Waivers                                     0.18%
  NET EXPENSES/3/                                 1.15%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.85% for the first $500 million;
  0.825% for the next $500 million; 0.80% for the next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $117
   3 Years                $404
   5 Years                $712
  10 Years              $1,586

 44 SMALL/MID CAP VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.
COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 45

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
ISSUER RISK                    The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 46 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 47

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 48 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half- year ended April 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 49

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Growth and Small/Mid Cap Value Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management, which he joined in 2004. Prior to Strong, he worked at Gabelli &
                             Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith
                             Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance,
                             Duquesne University.
ROBERT J. COSTOMIRIS, CFA    Mr. Costomiris is responsible for managing the Mid Cap Disciplined Fund, which he has
Mid Cap Disciplined Fund     managed since 2001, and the Small Cap Disciplined Fund, which he has managed since
Small Cap Disciplined Fund   2002. Mr. Costomiris joined Wells Capital Management in 2005 as a value portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                             Strong Capital Management, Inc. since 2001. Education: B.S., Chemical Engineering,
                             University of Pennsylvania; M.B.A., Finance and Accounting, University of Chicago
                             Graduate School of Business.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. (SCM) since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
ANN M. MILETTI               As Lead Portfolio Manager for the Opportunity Fund, Ms. Miletti is responsible for
Opportunity Fund             managing the Opportunity Fund, with principal responsibility for the day-to-day management and decision making for the Opportunity Fund. She had previously jointly managed the Opportunity Fund and its predecessor fund as Co-Portfolio
                             Manager with Richard T. Weiss from 2001 until 2008. (Mr. Weiss, as described in the separate section entitled "Investment Team Senior Advisor," below, no longer has day-to-day responsibility for the Opportunity Fund, but contributes certain specific investment capabilities to the Opportunity Fund in his role as Senior Team Advisor for the Opportunity Fund.) Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong
                             Capital Management, Inc. (SCM) since 1991. From August 1998 to September 2001, Ms.
                             Miletti was an associate manager of equity accounts. Education: B.A., Education,
                             University of Wisconsin.
THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. (SCM) since October 2000. Education: B.S., Business, Indiana University; M.B.A.,
                             Finance, University of Notre Dame.


 50 ORGANIZATION AND MANAGEMENT OF THE FUNDS

JEROME "CAM" PHILPOTT, CFA  Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund         managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund       with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, (Montgomery) which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics,
                            Washington and Lee University; M.B.A., Darden School - University of Virginia.
I. CHARLES RINALDI          Mr. Rinaldi is responsible for managing the Small/Mid Cap Value Fund, which he has
Small/Mid Cap Value Fund    managed, along with its predecessor fund, since 1997. Mr. Rinaldi joined Wells Capital
                            Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining
                            Wells Capital Management, he was a portfolio manager with Strong Capital
                            Management, Inc. (SCM) since 1997. Education: B.A., Biology, St. Michael's College;
                            M.B.A., Finance, Babson College.
STUART ROBERTS              Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund         managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund       with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                            Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                            Management, he was a senior portfolio manager with Montgomery Asset
                            Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                            Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                            Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA      Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund    he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                            Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.A., Finance, St.
                            John's University; M.B.A., Business Administration, Columbia Business School.


--------------------------------------------------------------------------------
INVESTMENT TEAM SENIOR ADVISOR


RICHARD T. WEISS   As Senior Team Advisor for the Opportunity Fund, Mr. Weiss contributes certain specific
Opportunity Fund   investment capabilities to the Opportunity Fund. Although Mr. Weiss is no longer a portfolio manager for the Fund, Mr. Weiss' present role as Senior Team Adviser is focused on contributing investment ideas and strategy for the Fund. As Senior Advisor to the Core Equity Team at Wells Capital Management, he also provides similar capabilities to the Wells Capital Management investment team as a whole. Mr. Weiss previously managed the Opportunity Fund and its predecessor from 1991 until early
                   2008. From 2001 through 2008, he shared that responsibility with Ms. Miletti, who is now Lead Portfolio Manager for the Opportunity Fund as described above. Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells
                   Capital Management, he was a portfolio manager with Strong Capital Management
                   (SCM) since 1991, and Vice Chairman of Strong Financial Corporation, SCM's parent corporation, since 2001. Prior to joining SCM he was a partner with Stein Roe &
                   Farnham, where he began his investment career as a research analyst in 1975.
                   Education: B.S., Business Administration, University of Southern California; M.B.A.,
                   Business Administration, Harvard Graduate School of Business Administration.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 51

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B
Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA        Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund    managed, along with its predecessor, since 1998. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education:
                          B.S., Computer Science, Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA     Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Prior to that, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University;
                          M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA     Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                          College; M.B.A., Wharton School of Business.
JAMES R. NORRIS           Mr. Norris is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management,
                          Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA   Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund    he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                          Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                          Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                          Chicago.
R. JAMES O'NEIL, CFA      Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby
                          College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA        Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. He joined Cooke & Bieler in 1998, where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                          Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                          M.B.A., Wharton School of Business.

 52 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.(Schroder), located at 875 Third Avenue, 22nd floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund and in this capacity is responsible for the day-to-day investment activities of the Fund. Schroder provides investment services to company retirement plans, foundations, endowments, trust companies and high net worth individuals.

JENNY B. JONES                 Ms. Jones is responsible for managing the Small Cap Opportunities Fund, which she
Small Cap Opportunities Fund   has managed since 2003. She joined Schroder in 2002. Prior to that time, she served as
                               Executive Director with Morgan Stanley, where she began in 1996, and was responsible for the management of several Small Cap and Small-Mid Special Value Funds.
                               Education: B.A., Yale University; M.B.A., Finance, New York University.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 53

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 54 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                                          PRICING FUND SHARES 55

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.


Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

 56 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
---------------------------
                             o Complete and sign the Administrator Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

                                                            HOW TO BUY SHARES 57

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------


SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 58 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.
                                         --------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 59
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
     Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 60 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares

                                                       HOW TO EXCHANGE SHARES 61
through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 62 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

                                                             ACCOUNT POLICIES 63
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 64 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the Mid Cap Growth Fund.


 66 FINANCIAL HIGHLIGHTS

C&B MID/CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                               OCT. 31,         OCT. 31,         OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                          2007             2006             2005           2004/1/
 NET ASSET VALUE, BEGINNING OF PERIOD           $23.93           $20.82           $18.90           $18.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.08/2/          0.10/2/            (0.03)            0.00
  Net realized and unrealized gain
(loss)
   on investments                                 0.71             4.75             2.53             0.38
                                             ---------        ---------         --------         --------
  Total from investment operations                0.79             4.85             2.50             0.38
                                             ---------        ---------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                        (0.08)           (0.00)            0.00             0.00
  Distributions from net realized gain           (2.66)           (1.74)           (0.58)            0.00
                                             ---------        ---------         --------         --------
  Total distributions                            (2.74)           (1.74)           (0.58)            0.00
                                             ---------        ---------         --------         --------
 NET ASSET VALUE, END OF PERIOD                 $21.98           $23.93           $20.82           $18.90
                                             =========        =========         ========         ========
 TOTAL RETURN/3/                                  3.18%           24.79%           13.39%            2.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $102,201         $82,402          $118,690         $81,232
  Ratio of net investment income (loss)
to
   average net assets/4/                          0.35%            0.46%           (0.12)%           0.03%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                    1.18%            1.22%            1.13%            1.17%
  Waived fees and reimbursed expenses/4/         (0.03)%          (0.07)%          (0.03)%          (0.02)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/              1.15%            1.15%            1.10%            1.15%
  Portfolio turnover rate/5/                        56%              39%              30%              31%


1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 67

DISCOVERY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                   OCT. 31,            OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:                             2007                2006             2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $22.42              $20.89            $19.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.16)/2/           (0.56)            (0.05)
  Net realized and unrealized gain
(loss)
   on investments                                     7.13                3.62              1.77
                                                 ------------        ---------        ----------
  Total from investment operations                    6.97                3.06              1.72
                                                 ------------        ---------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                             0.00                0.00              0.00
  Distributions from net realized gain               (1.16)              (1.53)             0.00
                                                 ------------        ---------        ----------
  Total distributions                                (1.16)              (1.53)             0.00
                                                 ------------        ---------        ----------
 NET ASSET VALUE, END OF PERIOD                     $28.23              $22.42            $20.89
                                                 ============        =========        ==========
 TOTAL RETURN/3/                                     32.49%              15.22%             8.97%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $122,576             $68,374            $5,043
  Ratio of net investment income (loss)
to
   average net assets/4/                             (0.65)%             (0.69)            (0.76)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                        1.22%               1.25%             1.24%
  Waived fees and reimbursed expenses/4/             (0.07)%             (0.10)%           (0.11)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                  1.15%               1.15%             1.13%
  Portfolio turnover rate/5/                           137%                120%              110%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 68 FINANCIAL HIGHLIGHTS

ENTERPRISE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period

                                         OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                    2007             2006
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $29.83           $25.95
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.18)/3/         0.07
  Net realized and unrealized
   gain (loss) on investments                9.06             3.81
                                         -----------      --------
  Total from investment
   operations                                8.88             3.88
                                         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00             0.00
  Distributions from net
   realized gain                             0.00             0.00
                                         -----------      --------
  Total distributions                        0.00             0.00
                                         -----------      --------
 NET ASSET VALUE, END OF PERIOD            $38.71           $29.83
                                         ===========      ========
 TOTAL RETURN/4/                            29.77%           14.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $3,358           $2,553
  Ratio of net investment
   income (loss) to average
   net assets/5/                            (0.54)%          (0.63)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               1.24%            1.23%
  Waived fees and reimbursed
   expenses/5/                              (0.09)%          (0.08)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      1.15%            1.15%
  Portfolio turnover rate/6/                  117%             118%

                                         OCT. 31,            DEC. 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                  2005/1/               2004             2003            2002/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $25.36              $21.98          $15.94             $16.32
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.14)/3/           (0.19)/3/       (0.10)             (0.04)/3/
  Net realized and unrealized
   gain (loss) on investments                0.73                3.57            6.14              (0.34)
                                         -----------         -----------     --------           -----------
  Total from investment
   operations                                0.59                3.38            6.04              (0.38)
                                         -----------         -----------     --------           -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00                0.00            0.00               0.00
  Distributions from net
   realized gain                             0.00                0.00            0.00               0.00
                                         -----------         -----------     --------           -----------
  Total distributions                        0.00                0.00            0.00               0.00
                                         -----------         -----------     --------           -----------
 NET ASSET VALUE, END OF PERIOD            $25.95              $25.36          $21.98             $15.94
                                         ===========         ===========     ========           ===========
 TOTAL RETURN/4/                             2.33%              15.38%          37.89%             (2.33)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $3,290             $12,499         $34,204             $3,930
  Ratio of net investment
   income (loss) to average
   net assets/5/                            (0.64)%             (0.83)%         (0.82)%            (0.63)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                               1.23%               1.34%           1.30%              1.32%
  Waived fees and reimbursed
   expenses/5/                              (0.08)%             (0.20)%         (0.14)%            (0.18)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                      1.15%               1.14%           1.16%              1.14%
  Portfolio turnover rate/6/                  116%                184%            261%               377%

1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Commencement of operations at beginning of period.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 69

MID CAP DISCIPLINED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                OCT. 31,          OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                           2007             2006            2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $23.40            $23.25            $21.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.21/2/              0.12           0.05/2/
  Net realized and unrealized gain
(loss)
   on investments                                  1.11              3.47              1.36
                                             ----------         ---------        ----------
  Total from investment operations                 1.32              3.59              1.41
                                             ----------         ---------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.15)            (0.02)             0.00
  Distributions from net realized gain            (1.41)            (3.42)             0.00
                                             ----------         ---------        ----------
  Total distributions                             (1.56)            (3.44)             0.00
                                             ----------         ---------        ----------
 NET ASSET VALUE, END OF PERIOD                  $23.16            $23.40            $23.25
                                             ==========         =========        ==========
 TOTAL RETURN/3/                                   5.75%            17.47%             6.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $119,079          $97,014           $54,344
  Ratio of net investment income (loss)
to
   average net assets/4/                           0.91%             0.70%             0.36%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                     1.17%             1.20%             1.20%
  Waived fees and reimbursed expenses/4/          (0.02)%           (0.05)%           (0.06)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/               1.15%             1.15%             1.14%
  Portfolio turnover rate/5/                        113%              125%               94%

1 Commencement of operations at beginning of period.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 70 FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
CLASS A SHARES - COMMENCED ON DECEMBER 30, 1994
For a share outstanding throughout each period



                                     OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                2007             2006           2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $6.69           $6.37           $6.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.04)/3/       (0.05)        0.00/3/
  Net realized and
   unrealized gain (loss)
   on investments                        1.95            0.92           (0.13)
                                       ---------       ------        --------
  Total from investment
   operations                            1.91            0.87           (0.13)
                                       ---------       ------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            0.00            0.00
  Distributions from net
   realized gain                        (0.88)          (0.55)           0.00
                                       ---------       ------        --------
  Total distributions                   (0.88)          (0.55)           0.00
                                       ---------       ------        --------
 NET ASSET VALUE, END OF
PERIOD                                  $7.72           $6.69           $6.37
                                       =========       ======        ========
 TOTAL RETURN/4/                        31.90%          14.38%          (2.00)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $128,502         $103,816        $107,706
  Ratio of net investment
   income (loss) to
   average net assets/5/                (0.60)%         (0.69)%         (0.96)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.42%           1.48%           1.41%
  Waived fees and
   reimbursed
   expenses/5/                          (0.02)%         (0.08)%         (0.01)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.40%           1.40%           1.40%
  Portfolio turnover rate/6/              116%            123%             13%

                                    SEPT. 30,        SEPT. 30,    SEPT. 30,      JUN. 30,
 FOR THE PERIOD ENDED:                2005             2004        2003/2/        2003
 NET ASSET VALUE,
BEGINNING OF PERIOD                     $5.84          $5.09         $4.77         $4.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.07)/3/       0.02         (0.05)        (0.02)
  Net realized and
   unrealized gain (loss)
   on investments                        1.16           0.73          0.37         (0.03)
                                       ---------      ------        ------        ------
  Total from investment
   operations                            1.09           0.75          0.32         (0.05)
                                       ---------      ------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00           0.00          0.00          0.00
  Distributions from net
   realized gain                        (0.43)          0.00          0.00          0.00
                                       ---------      ------        ------        ------
  Total distributions                   (0.43)          0.00          0.00          0.00
                                       ---------      ------        ------        ------
 NET ASSET VALUE, END OF
PERIOD                                  $6.50          $5.84         $5.09         $4.77
                                       =========      ======        ======        ======
 TOTAL RETURN/4/                        19.17%         14.73%         6.71%        (1.04%)
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $111,103        $93,024       $87,980       $85,320
  Ratio of net investment
   income (loss) to
   average net assets/5/                (1.19)%        (0.44)%       (1.03)%       (0.65%)
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/5/                           1.42%          1.50%         1.42%         1.86%
  Waived fees and
   reimbursed
   expenses/5/                          (0.01)%        (0.07)%        0.00%        (0.37)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/5/                       1.41%          1.43%         1.42%         1.49%
  Portfolio turnover rate/6/              143%           180%           55%          142%



1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.

3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 71

OPPORTUNITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period

                                      OCT. 31,      OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                 2007          2006           2005/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $49.05        $47.61            $46.65
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)       0.33/3/          0.19             (0.05)/3/
  Net realized and unrealized
   gain (loss) on investments           6.14          6.18              1.01
                                    --------       -------           ----------
  Total from investment
   operations                           6.47          6.37              0.96
                                    --------       -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.22)         0.00              0.00
  Distributions from net
   realized gain                       (8.44)        (4.93)             0.00
                                    --------       -------           ----------
  Total distributions                  (8.66)        (4.93)             0.00
                                    --------       -------           ----------
 NET ASSET VALUE, END OF PERIOD       $46.86        $49.05            $47.61
                                    ========       =======           ==========
 TOTAL RETURN/4/                       15.17%        14.15%             2.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $151,776      $167,560         $131,102
  Ratio of net investment
   income (loss) to average
   net assets/5/                        0.73%         0.48%            (0.14)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          1.18%         1.13%             1.13%
  Waived fees and reimbursed
   expenses/5/                         (0.14)%       (0.09)%           (0.10)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                 1.04%         1.04%             1.03%
  Portfolio turnover rate/6/              56%           39%               35%

                                      DEC. 31,          DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                 2004              2003            2002/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $39.58            $28.73           $29.48
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.14)            (0.06)/3/         0.02
  Net realized and unrealized
   gain (loss) on investments             7.21             10.91            (0.77)
                                      --------          -----------      --------
  Total from investment
   operations                             7.07             10.85            (0.75)
                                      --------          -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00              0.00             0.00
  Distributions from net
   realized gain                          0.00              0.00             0.00
                                      --------          -----------      --------
  Total distributions                     0.00              0.00             0.00
                                      --------          -----------      --------
 NET ASSET VALUE, END OF PERIOD         $46.65            $39.58           $28.73
                                      ========          ===========      ========
 TOTAL RETURN/4/                         17.86%            37.77%           (2.54)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $1,337              $145             $634
  Ratio of net investment
   income (loss) to average
   net assets/5/                         (0.35)%           (0.20)%           0.21%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                            1.27%             1.55%            1.22%
  Waived fees and reimbursed
   expenses/5/                           (0.12)%           (0.36)%          (0.06)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                   1.15%             1.19%            1.16%
  Portfolio turnover rate/6/                42%               60%              71%

1 Commencement of operations at beginning of period.
2 The Fund changed its fiscal year-end from December 31 to October 31.
3 Calculated based upon average shares outstanding.
4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
5 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 72 FINANCIAL HIGHLIGHTS

SMALL CAP DISCIPLINED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                OCT. 31,         OCT. 31,           OCT. 31,
 FOR THE PERIOD ENDED:                          2007              2006             2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.11            $16.07            $15.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.11/2/           0.01/2/             (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                  0.75              2.81              0.09
                                             ----------       -----------        ----------
  Total from investment operations                 0.86              2.82              0.08
                                             ----------       -----------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          0.00              0.00              0.00
  Distributions from net realized gain            (0.87)            (0.78)             0.00
                                             ----------       -----------        ----------
  Total distributions                             (0.87)            (0.78)             0.00
                                             ----------       -----------        ----------
 NET ASSET VALUE, END OF PERIOD                  $18.10            $18.11            $16.07
                                             ==========       ===========        ==========
 TOTAL RETURN/3/                                   4.84%            18.17%             0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $12,548            $5,999            $1,141
  Ratio of net investment income (loss)
to
   average net assets/4/                           0.58%             0.08%            (0.30)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                     1.39%             1.39%             1.45%
  Waived fees and reimbursed expenses/4/          (0.19)%           (0.19)%           (0.21)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/               1.20%             1.20%             1.24%
  Portfolio turnover rate/5/                         97%              100%               56%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 73

SMALL CAP GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period

                                     OCT. 31,        OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                2007            2006         2005/1/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $14.12         $12.24        $12.59
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.10)/4/      (0.13)        (0.01)
  Net realized and
   unrealized gain (loss)
   on investments                        3.69           2.94         (0.34)
                                      ----------     -------       -------
  Total from investment
   operations                            3.59           2.81         (0.35)
                                      ----------     -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00           0.00          0.00
  Distributions from net
   realized gain                        (1.54)         (0.93)         0.00
                                      ----------     -------       -------
  Total distributions                   (1.54)         (0.93)         0.00
                                      ----------     -------       -------
 NET ASSET VALUE, END OF
PERIOD                                 $16.17         $14.12        $12.24
                                      ==========     =======       =======
 TOTAL RETURN/5/                        27.90%         24.07%        (2.78)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                     $110,917        $62,302       $53,953
  Ratio of net investment
   income (loss) to
   average net assets/6/                (0.71)%        (0.95)        (1.07)%
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                           1.37%          1.43%         1.38%
  Waived fees and
   reimbursed
   expenses/6/                          (0.17)%        (0.23)%       (0.18)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                       1.20%          1.20%         1.20%
  Portfolio turnover rate/7/              122%           142%           10%

                                    SEPT. 30,        SEPT. 30,     SEPT. 30,       JUN. 30,
 FOR THE PERIOD ENDED:                2005             2004         2003/2/        2003/3/
 NET ASSET VALUE,
BEGINNING OF PERIOD                    $10.70          $9.44           $8.94          $8.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               (0.11)/4/      (0.21)          (0.02)          0.00
  Net realized and
   unrealized gain (loss)
   on investments                        2.19           1.47            0.52           0.06
                                      ----------      ------         -------        -------
  Total from investment
   operations                            2.08           1.26            0.50           0.06
                                      ----------      ------         -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00           0.00            0.00           0.00
  Distributions from net
   realized gain                        (0.19)          0.00            0.00           0.00
                                      ----------      ------         -------        -------
  Total distributions                   (0.19)          0.00            0.00           0.00
                                      ----------      ------         -------        -------
 NET ASSET VALUE, END OF
PERIOD                                 $12.59         $10.70           $9.44          $8.94
                                      ==========     =======         =======        =======
 TOTAL RETURN/5/                        19.54%         13.35%           5.59%          0.67
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                      $55,961        $33,309            $335            $14
  Ratio of net investment
   income (loss) to
   average net assets/6/                (0.94)%        (1.20)%         (0.99)%        (1.06%)
  Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses/6/                           1.37%          1.54%           1.46%          1.28%
  Waived fees and
   reimbursed
   expenses/6/                          (0.17)%        (0.34)%         (0.26)%        (0.08)%
  Ratio of expenses to
   average net assets
   after waived fees
   and expenses/6/                       1.20%          1.20%           1.20%          1.20%
  Portfolio turnover rate/7/              149%           171%             47%           169%

1 The Fund changed its year end from September 30 to October 31.
2 The Fund changed its year end from June 30 to September 30.
3 Commencement of operations at beginning of period.
4 Calculated based upon average shares outstanding.
5 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
6 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
7 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 74 FINANCIAL HIGHLIGHTS

SMALL CAP OPPORTUNITIES FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 1, 1993
For a share outstanding throughout each period

                                      OCT. 31,      OCT. 31,        OCT. 31,       SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2007          2006           2005/1/          2005           2004           2003
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $38.56         $33.97          $34.93          $33.46         $27.57        $22.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.11          (0.04)          (0.01)          (0.09)         (0.08)        (0.13)
  Net realized and unrealized
   gain (loss) on investments           6.99           7.30           (0.95)           6.05           6.93          6.32
                                     -------        -------         -------         -------        -------       -------
  Total from investment
   operations                           7.10           7.26           (0.96)           5.96           6.85          6.19
                                     -------        -------         -------         -------        -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00           0.00            0.00            0.00           0.00          0.00
  Distributions from net
   realized gain                       (5.98)         (2.67)           0.00           (4.49)         (0.96)        (1.32)
                                     -------        -------         -------         -------        -------       -------
  Total distributions                  (5.98)         (2.67)           0.00           (4.49)         (0.96)        (1.32)
                                     -------        -------         -------         -------        -------       -------
 NET ASSET VALUE, END OF PERIOD       $39.68         $38.56          $33.97          $34.93         $33.46        $27.57
                                     =======        =======         =======         =======        =======       =======
 TOTAL RETURN/2/                       20.94%         22.57%          (2.78)%         18.76%         25.25%        28.47%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
   (000s)                            $910,162       $800,078        $704,714        $725,651       $534,600      $381,786
  Ratio of net investment
   income (loss) to average
   net assets/3/                        0.29%         (0.11)%         (0.35)%         (0.28)%        (0.27)%       (0.57)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                          1.33%          1.34%           1.33%           1.29%          1.30%         1.31%
  Waived fees and reimbursed
   expenses/3/                         (0.13)%        (0.14)%         (0.13)%         (0.09)%        (0.10)%       (0.11)%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                 1.20%          1.20%           1.20%           1.20%          1.20%         1.20%
  Portfolio turnover rate/4/              65%            79%              7%            107%           113%          152%

1 The Fund changed its year end from September 30 to October 31.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 75

SMALL/MID CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                   OCT. 31,            OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                             2007                2006            2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $16.45              $14.65           $13.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.05)/2/            0.00             0.00
  Net realized and unrealized gain
(loss)
   on investments                                     2.20                2.12             1.43
                                                 ------------        ---------        ---------
  Total from investment operations                    2.15                2.12             1.43
                                                 ------------        ---------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                             0.00                0.00             0.00
  Distributions from net realized gain               (0.23)              (0.32)            0.00
                                                 ------------        ---------        ---------
  Total distributions                                (0.23)              (0.32)            0.00
                                                 ------------        ---------        ---------
 NET ASSET VALUE, END OF PERIOD                     $18.37              $16.45           $14.65
                                                 ============        =========        =========
 TOTAL RETURN/3/                                     13.24%              14.66%           10.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $41,988             $75,172          $31,613
  Ratio of net investment income (loss)
to
   average net assets/4/                             (0.30)%              0.08%           (0.18)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                                        1.37%               1.43%            1.48%
  Waived fees and reimbursed expenses/4/             (0.22)%             (0.28)%          (0.24)%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/                  1.15%               1.15%            1.24%
  Portfolio turnover rate/5/                            89%                 56%              80%

1 Commencement of operations at beginning of period.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 76 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048SCAM / P203 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                 WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
                WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                    WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
                        WELLS FARGO ADVANTAGE INDEX FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND
              WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND

CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z, ADMINISTRATOR CLASS, INSTITUTIONAL
                            CLASS AND INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about thirteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2008, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     The Funds offer certain classes of shares as indicated in the chart which follows. This SAI relates to all such classes of shares. Class B shares of the C&B Large Cap Value, Diversified Equity, Equity Income, Equity Value, Growth Equity, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS and in connection with the proposed reorganization of the Wells Fargo Advantage Equity Index Fund into the Index Fund, subject to the limitations described in each Fund's prospectus. Class A, Class B, Class C shares and Administrator Class shares of the Small Company Value Fund are currently closed to new investors. Please see the Class A, Class B, Class C and Administrator Class prospectuses for further details. Class A and Class B shares of the Index Fund are currently not available for investment, except to eligible investors on July 18, 2008. See "A Choice of Share Classes" in the Class A, B, and C shares prospectus for further information. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class of the C&B Large Cap Value Fund, the Growth Equity Fund and the Large Cap Appreciation Fund was named the Select Class.

                                 CLASSES                             ADMINISTRATOR     INSTITUTIONAL     INVESTOR
FUND                            A, B*, C     CLASS D     CLASS Z         CLASS             CLASS          CLASS
 C&B Large Cap Value               o            o                          o                 o
 Diversified Equity                o                                       o
 Diversified Small Cap                                                     o
 Emerging Growth                  o**                                      o                 o              o
 Equity Income                     o                                       o
 Equity Value                      o                                       o                 o
 Growth Equity                     o                                       o                 o
 Index                           o***                                      o                                o
 Large Cap Appreciation            o                                       o                 o
 Large Company Growth              o                        o              o                 o
 Small Company Growth              o                                       o                 o
 Small Company Value               o                                       o
 Strategic Small Cap Value        o**                                      o



* Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS and in connection with the proposed reorganization of the Wells Fargo Advantage Equity Index Fund into the Index Fund, subject to the limitations described in each Fund's prospectus.

**   Offers Class A and Class C shares only.

***   Offers Class A and Class B shares only.

     EGFS/FASAI03 (04/08)


License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              18
 Trustees and Officers                                                  18
 Investment Adviser                                                     21
 Portfolio Managers                                                     27
 Administrator                                                          35
 Distributor                                                            39
 Shareholder Servicing Agent                                            41
 Custodian                                                              41
 Fund Accountant                                                        42
 Transfer and Distribution Disbursing Agent                             42
 Code of Ethics                                                         42
DETERMINATION OF NET ASSET VALUE                                        43
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          43
PORTFOLIO TRANSACTIONS                                                  48
FUND EXPENSES                                                           49
FEDERAL INCOME TAXES                                                    50
PROXY VOTING POLICIES AND PROCEDURES                                    58
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       59
CAPITAL STOCK                                                           61
OTHER INFORMATION                                                       74
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           74
FINANCIAL INFORMATION                                                   74

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     The Funds, except for the Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to "adopt"/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.

     The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUND                             PREDECESSOR FUND
------------------------------------------------------ ---------------------------------------------
Wells Fargo Advantage C&B Large Cap Value Fund         C&B Large Cap Value Portfolio
Wells Fargo Advantage Diversified Equity Fund          Norwest Advantage Diversified Equity Fund
Wells Fargo Advantage Diversified Small Cap Fund       Norwest Advantage Diversified Small Cap Fund
Wells Fargo Advantage Emerging Growth Fund             N/A
Wells Fargo Advantage Equity Income Fund               Norwest Advantage Income Equity Fund
Wells Fargo Advantage Equity Value Fund                N/A
Wells Fargo Advantage Growth Equity Fund               Norwest Advantage Growth Equity Fund
Wells Fargo Advantage Index Fund                       Norwest Advantage Index Fund
Wells Fargo Advantage Large Cap Appreciation Fund      N/A
Wells Fargo Advantage Large Company Growth Fund        Norwest Advantage Large Company Growth Fund
Wells Fargo Advantage Small Company Growth Fund        Norwest Advantage Small Company Growth Fund
Wells Fargo Advantage Small Company Value Fund         N/A
Wells Fargo Advantage Strategic Small Cap Value Fund   N/A

     The C&B LARGE CAP VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio, which commenced operations on May 15, 1990.

     The DIVERSIFIED EQUITY FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The DIVERSIFIED SMALL CAP FUND commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The EMERGING GROWTH FUND commenced operations on January 31, 2007.

     The EQUITY INCOME FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The EQUITY VALUE FUND commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

     The GROWTH EQUITY FUND commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The INDEX FUND commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The LARGE CAP APPRECIATION FUND commenced operations on August 31, 2001.

     The LARGE COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY VALUE FUND commenced operations on January 31, 2002. The Small Company Value Fund's Master Portfolio incepted on June 1, 1997.

     The STRATEGIC SMALL CAP VALUE FUND commenced operations on October 31, 2006. The Strategic Small Cap Value Fund's Master Portfolio incepted on January 31, 2006.

                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure.

Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     Participation Notes. The Funds may purchase participation notes, also
     -------------------
known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost.

Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Preferred Stock
---------------

     Preferred stocks represent an equity or ownership interest in an issuer that pay dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bond take precedence over the claims of those who own preferred securities and common stock.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 65      Trustee,           Education Consultant to the Director of the Institute for           N/A
                        since 1987         Executive Education of the Babcock Graduate School of
                                           Management of Wake Forest University. Prior thereto, the
                                           Thomas Goho Chair of Finance of Wake Forest University,
                                           Calloway School of Business and Accountancy, from
                                           2006-2007 and Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 65     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998, Chairman,    Company and President of Crystal Geyser Roxane Water
                        since 2001.        Company.
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2007


                           INTERESTED
                            TRUSTEE                      INDEPENDENT TRUSTEES
                           J. TUCKER   THOMAS S.   PETER G.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                         MORSE        GOHO      GORDON     MITCHELL      PENNY      WILLEKE
C&B Large Cap Value        $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Diversified Equity         $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Diversified Small Cap      $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Emerging Growth            $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Equity Income              $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Equity Value               $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Growth Equity              $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Index                      $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Large Cap Appreciation     $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Large Company Growth       $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small Company Growth       $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small Company Value        $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
TOTAL COMPENSATION FROM    $182,500    $198,500    $222,500   $182,500     $182,500    $182,500
THE FUND COMPLEX/1/


------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Funds' fiscal year end (consisting of 149 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007

                           INTERESTED
                           TRUSTEE                               INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA S.        TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
C&B Large Cap Value        $0               $0               $      0         $0               $0               $      0
Diversified Equity         $0               $0               $      0         $0               $0               $      0
                                                             $     1-
Diversified Small Cap      $0               $0               $ 10,000         $0               $0               $      0
                                                             $     1-
Emerging Growth            $0               $0               $ 10,000         $0               $0               $      0
                                                             $10,001-
Equity Income              $0               $0               $ 50,000         $0               $0               $      0
Equity Value               $0               $0               $      0         $0               $0               $      0
Growth Equity              $0               $0               $      0         $0               $0               $      0
Index                      $0               $0               $      0         $0               $0               $      0
                                                                                                                $     1-
Large Cap Appreciation     $0               $0               $      0         $0               $0               $ 10,000
                                                             $     1-                                                 over
Large Company Growth       $0               $0               $ 10,000         $0               $0               $100,000
Small Company Growth       $0               $0               $      0         $0               $0               $      0
                                                             $10,001-
Small Company Value        $0               $0               $ 50,000         $0               $0               $      0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
1   Includes Trustee ownership in shares of other funds within the entire Fund
       Complex as of the calendar year end (consisting of 149 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, each gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                                                DORMANT                ANNUAL RATE**
                                ACTIVE           ASSET               (AS A PERCENTAGE
GATEWAY                        ADVISORY        ALLOCATION             OF NET ASSETS)
FEEDER FUND                      FEES            FEES*               EFFECTIVE 2/1/08
C&B Large Cap Value***        0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Emerging Growth****           0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%
                                                                 Over $3B             0.75%
Equity Income                 0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Equity Value                  0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Index                         0.00%           0.25%             First $1B             0.10%
                                                                 Next $4B            0.075%
                                                                 Over $5B             0.05%
Large Cap Appreciation        0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Large Company Growth          0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Small Company Growth          0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%
                                                                 Over $3B             0.75%

                                                        DORMANT                ANNUAL RATE**
                                        ACTIVE           ASSET               (AS A PERCENTAGE
GATEWAY                                ADVISORY        ALLOCATION             OF NET ASSETS)
FEEDER FUND                              FEES            FEES*               EFFECTIVE 2/1/08
Small Company Value                   0.00%           0.25%            First $500M            0.85%
                                                                        Next $500M           0.825%
                                                                         Next $1B             0.80%
                                                                         Next $1B            0.775%
                                                                         Over $3B             0.75%
Strategic Small Cap Value*****        0.00%           0.25%            First $500M            0.85%
                                                                        Next $500M           0.825%
                                                                         Next $1B             0.80%
                                                                         Next $1B            0.775%
                                                                         Over $3B             0.75%

------
* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
**   Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.
***   The C&B Large Cap Value Portfolio commenced operations on December 6,
       2004.
****   The Emerging Growth Portfolio commenced operations on January 31, 2007.
*****   The Strategic Small Cap Value Portfolio commenced operations on January
       31, 2006.

     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                                      MASTER LEVEL
                                ADVISORY FEES           DORMANT
GATEWAY                        (MAXIMUM ASSET           ADVISORY
BLENDED FUNDS                 ALLOCATION FEES)           FEES*
Diversified Equity                   0.25%                0.59%
Diversified Small Cap                0.25%                0.74%
Growth Equity                        0.25%                0.67%

------
* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect the maximum blended fee rate based on each Fund's percentage investment in the master portfolios as of January 31, 2008.

     Advisory Fees Paid. For the fiscal year ends shown in the tables below,
     ------------------
the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees.

FUND             YEAR ENDED 9/30/07    YEAR ENDED 9/30/06      11/1/04 - 9/30/05      7/26/04 - 10/31/04
                              FEES                   FEES                   FEES                   FEES
                 FEES PAID   WAIVED   FEES PAID     WAIVED    FEES PAID    WAIVED    FEES PAID    WAIVED
C&B Large Cap        $0        $0         $0      $726,553     $94,886    $94,886     $48,579    $67,908
Value

------
(1) Until December 6, 2004, the Fund was a stand-alone Fund. The Fund was converted into a gateway feeder fund on December 6, 2004.

                                                                                 YEAR ENDED                  YEAR ENDED
                                         YEAR ENDED 9/30/07                        9/30/06                     9/30/05
                                                 FEES        FEES PAID                      FEES                        FEES
FUND                         FEES INCURRED      WAIVED     AFTER WAIVER    FEES PAID       WAIVED      FEES PAID       WAIVED
Diversified Equity             $3,270,492    $3,149,107      $121,385    $3,374,865    $3,066,358    $3,500,022    $2,087,065
Diversified Small Cap          $1,935,170    $1,263,008      $672,162    $1,571,628    $  667,901    $1,264,110    $  355,949
Emerging Growth                $        0    $        0      $      0           N/A           N/A           N/A           N/A
Fund(1)(2)
Equity Income(1)               $        0    $        0      $      0    $        0    $        0    $        0    $        0
Equity Value(1)                $        0    $        0      $      0    $        0    $        0    $        0    $        0
Growth Equity                  $1,405,539    $  844,002      $561,537    $1,430,423    $  746,218    $1,375,478    $  489,126
Index(1)                       $        0    $        0      $      0    $        0    $2,466,161    $        0    $        0
Large Cap                      $        0    $        0      $      0    $        0    $        0    $        0    $        0
Appreciation(1)
Large Company                  $        0    $        0      $      0    $        0    $        0    $        0    $        0
Growth(1)
Small Company                  $        0    $        0      $      0    $        0    $        0    $        0    $        0
Growth(1)
Small Company                  $        0    $        0      $      0    $        0    $        0    $        0    $        0
Value(1)
Strategic Small Cap            $        0    $        0      $      0           N/A           N/A           N/A           N/A
Value Fund(1)(3)

------
(1) Funds Management currently does not receive investment advisory fees from any Fund that invests substantially all of its assets in a single portfolio of Master Trust. Funds Management receives advisory fees from the respective Master Trust portfolios in which such Funds invest.
(2)   Commenced operations on January 31, 2007.
(3)   Commenced operations on October 31, 2006.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, LLP. ("Cooke & Bieler"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), SSgA Funds Management, ("SSgA") Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund, except the C&B Large Cap Value Fund and Large Cap Appreciation Fund, has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

MASTER
PORTFOLIO                     SUB-ADVISER        FEES PRIOR TO 1/1/06              CURRENT FEES
 C&B Large Cap Value       Cooke & Bieler       First $250M         0.45%  First $250M       0.45   %
                                                Next $250M          0.40%   Next $250M       0.40   %
                                                Next $250M          0.35%   Next $250M       0.35   %
                                                Over $750M          0.30%   Over $750M       0.30   %
 Disciplined Growth             Smith           First $200M         0.30%  First $200M       0.30   %
                                                Next $300M          0.20%   Next $300M       0.20   %
                                                Over $500M          0.15%   Over $500M       0.15   %
 Emerging Growth/1/         Wells Capital           N/A            N/A     First $100M       0.55   %
                             Management                                     Next $100M       0.50   %
                                                                            Over $200M       0.40   %
 Equity Income              Wells Capital       First $200M         0.25%  First $100M       0.35   %
                             Management         Next $200M          0.20%   Next $100M       0.30   %
                                                Over $400M          0.15%   Next $300M       0.20   %
                                                                            Over $500M       0.15   %
 Equity Value                Systematic         First $150M         0.30%  First $150M       0.30   %
                                                Next $200M          0.20%   Next $200M       0.20   %
                                                 Next$400M          0.15%   Next $400M       0.15   %
                                                Next $250M          0.13%   Next $250M       0.13   %
                                                 Over $1B           0.10%    Over $1B        0.10   %
 Index                      Wells Capital       First $200M         0.02%  First $100M       0.05   %
                             Management         Over $200M          0.01%   Next $100M       0.03   %
                                                                            Over $200M       0.02   %
 International Core/2/        New Star          First $50M          0.35%   First $50M       0.35   %
                                                Next $500M          0.29%   Next $500M       0.29   %
                                                Over $550M          0.20%   Over $550M       0.20   %
 International Growth     Artisan Partners   All asset levels       0.70%  First $250M       0.70   %
                                                                            Over $250M       0.50   %
 International Index/3/         SSgA            First $100M         0.08%  First $100M       0.08   %
                                                Over $100M          0.06%   Over $100M       0.06   %
 International Value             LSV            First $150M         0.35%  First $150M       0.35   %
                                                Next $350M          0.40%   Next $350M       0.40   %
                                                Next $250M          0.35%   Next $250M       0.35   %
                                                Next $250M         0.325%   Next $250M       0.325  %
                                                 Over $1B           0.30%    Over $1B        0.30   %
 Large Cap Appreciation        Cadence          First $250M         0.30%  First $250M       0.30   %
                                                Next $250M          0.20%   Next $250M       0.20   %
                                                Next $500M          0.15%   Next $500M       0.15   %
                                                 Over $1B           0.10%    Over $1B        0.10   %
 Large Company Growth         Peregrine         First $25M          0.75%   First $25M         0.55%/5/
                                                 Next $25M          0.60%   Next $25M        0.45   %
                                                Next $225M          0.50%   Next $100M       0.40   %
                                                Over $275M          0.30%   Next $125M       0.35   %
                                                                            Over $275M       0.225  %
 Small Cap Index            Wells Capital       First $200M         0.02%  First $100M       0.05   %
                             Management         Over $200M          0.01%   Next $100M       0.03   %
                                                                            Over $200M       0.02   %

                                                            First $50M          0.90%          First $50M          0.90%
                                                            Next $130M          0.75%          Next $130M          0.75%
                                                            Next $160M          0.65%          Next $160M          0.65%
                                                            Next $345M          0.50%          Next $345           0.50%
                                                            Next $50M           0.52%          Next $50M           0.52%
Small Company Growth                    Peregrine           Over $735M          0.55%          Over $735M          0.55%
 Small Company Value                    Peregrine         First $175M        0.50%           First $175M            0.50%
                                                           Over $175M        0.75%            Over $175M            0.75%
 Strategic Small Cap Value/4/         Wells Capital           N/A             N/A            $0-200M                0.45%
                                        Management                                            >$200M                0.40%

------
/1/   This Portfolio commenced operations on January 31, 2007.
/2/   Effective October 6, 2004, New Star began providing sub-advisory services to the International Core Portfolio subject to the sub-advisory rate referenced above. Prior to October 6, 2004, Wells Capital Management served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.35% for assets from $0 to $200 million and 0.25% for assets greater than $200 million.
/3/   Effective May 27, 2005, SSgA began providing sub-advisory services to the
       International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays Global Fund Advisors served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.
/4/   This Portfolio commenced operations on January 31, 2006.
/5/   Effective June 1, 2007, Peregrine began providing sub-advisory services to the Large Company Growth Portfolio subject to the sub-advisory rate referenced above. Prior to June 1, 2007, Peregrine provided sub-advisory services to the Large Company Growth Portfolio and received a sub-advisory fee at the following rate as a percentage of net assets:
       0.56% for the first $25 million; 0.45% for the next $25 million; 0.375% for the next $225 million, and 0.225% for assets over $275 million.

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     -------------------------
sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds' past three fiscal years ended September 30.

2007          FUND/MASTER PORTFOLIO        SUB-ADVISER    FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio         C&B      $4,005,982    $0
            Equity Value Portfolio          Systematic  $1,194,960    $0
         International Core Portfolio        New Star   $   33,427    $0
        International Growth Portfolio       Artisan    $2,207,722    $0
         International Index Portfolio         SSgA     $  117,206    $0
         International Value Portfolio         LSV      $1,431,642    $0
       Large Cap Appreciation Portfolio      Cadence    $  510,700    $0

2006          FUND/MASTER PORTFOLIO          SUB-ADVISER     FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio    Cooke & Bieler   $2,884,914    $0
            Equity Value Portfolio          Systematic     $1,091,307    $0
         International Core Portfolio        New Star      $   18,069    $0
        International Growth Portfolio        Artisan      $1,994,269    $0
         International Index Portfolio         SSgA        $  126,638    $0
         International Value Portfolio          LSV        $  630,771    $0
       Large Cap Appreciation Portfolio       Cadence      $  454,578    $0

2005          FUND/MASTER PORTFOLIO         SUB-ADVISER    FEES PAID    FEES WAIVED/REIMBURSED
            Equity Value Portfolio           Systematic  $        0    $0
       International Growth Portfolio/1/      Artisan    $1,003,874    $0
        International Index Portfolio/2/      Barclays   $  238,800    $0
        International Index Portfolio/3/        SSgA     $   39,911    $0
         International Value Portfolio          LSV      $  483,065    $0
        Large Cap Appreciation Portfolio      Cadence    $  311,196    $0

     ------
/1/   For the period October 6, 2004 to September 30, 2005.
/2/   For the period October 6, 2004 to May 26, 2005.
/3/   For the period May 27, 2005 to September 30, 2005.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.

FUND                     MASTER PORTFOLIO                    SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------ ----------------------------------  --------------------------  ---------------------------
C&B Large Cap Value      C&B Large Cap Value Portfolio       C&B                         Kermit S. Eck, CFA
                                                                                         Daren C. Heitman, CFA
                                                                                         Michael M. Meyer, CFA
                                                                                         James R. Norris
                                                                                         Edward W. O'Connor, CFA
                                                                                         R. James O'Neil, CFA
                                                                                         Mehul Trivedi, CFA
Diversified Equity       INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Diversified Small Cap    INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Emerging Growth          Emerging Growth Portfolio           Wells Capital Management    Brandon M. Nelson, CFA
                                                                                         Thomas C. Ognar, CFA
                                                                                         Bruce C. Olson, CFA
Equity Income            Equity Income Portfolio             Wells Capital Management    Gary J. Dunn, CFA
                                                                                         Robert M. Thornburg
Equity Value             Equity Value Portfolio              Systematic                  D. Kevin McCreesh, CFA
                                                                                         Ronald M. Mushock, CFA
Growth Equity            INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Index                    Index Portfolio                     Wells Capital Management    Gregory T. Genung, CFA
Large Cap Appreciation   Large Cap Appreciation Portfolio    Cadence                     William B. Bannick, CFA
                                                                                         Robert L. Fitzpatrick, CFA
                                                                                         Michael J. Skillman
Large Company Growth     Large Company Growth Portfolio      Peregrine                   John S. Dale, CFA
                                                                                         Gary E. Nussbaum, CFA
Small Company Growth     Small Company Growth Portfolio      Peregrine                   William A. Grierson
                                                                                         Daniel J. Hagen, CFA
                                                                                         Robert B. Mersky, CFA
                                                                                         James P. Ross, CFA
                                                                                         Paul E. von Kuster, CFA
Small Company Value      Small Company Value Portfolio       Peregrine                   Jason R. Ballsrud, CFA
                                                                                         Tasso H. Coin, Jr., CFA
                                                                                         Douglas G. Pugh, CFA

FUND                        MASTER PORTFOLIO             SUB-ADVISER                 PORTFOLIO MANAGERS
--------------------------- ---------------------------  --------------------------  ---------------------------
Strategic Small Cap Value   Strategic Small Cap Value    Wells Capital Management    Dale E. Benson, Ph.D.,
                            Portfolio                                                CFA
                                                                                     Mark D. Cooper, CFA
                                                                                     Robert J. Costomiris, CFA,
                                                                                     Craig R. Pieringer, CFA,
                                                                                     I. Charles Rinaldi
                                                         Funds Management            Thomas C. Biwer, CFA
                                                                                     Christian L. Chan, CFA
                                                                                     Andrew Owen, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                              REGISTERED INVESTMENT       OTHER POOLED
                                    COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER      TOTAL      NUMBER      TOTAL      NUMBER      TOTAL
                                  OF        ASSETS       OF        ASSETS       OF       ASSETS
PORTFOLIO MANAGER              ACCOUNTS    MANAGED    ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
C&B
 Kermit S. Eck, CFA               6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Daren C. Heitman, CFA            6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Michael M. Meyer, CFA            6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 James R. Norris                  6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Edward W. O'Connor, CFA          6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 R. James O'Neil, CFA             6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
 Mehul Trivedi, CFA               6       $   1.4B       1        $ 31.8M        224    $ 5.9 B
CADENCE
 William B. Bannick, CFA          6       $   3.7B       1        $ 26.2M        135    $ 4.4 B
 Robert L. Fitzpatrick, CFA       6       $   3.7B       1        $ 26.2M        142    $ 4.4 B
 Michael J. Skillman              6       $   3.7B       1        $ 26.2M        133    $ 4.4 B
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             1       $  68.7M       0        $     0          4    $ 2.2 M
 Christian L. Chan, CFA           1       $  68.7M       0        $     0          1    $  200K
 Andrew Owen, CFA                 1       $  68.7M       0        $     0          2    $  130K
PEREGRINE
 Jason R. Ballsrud, CFA           0       $      0       0        $     0         29    $  945M
 Tasso H. Coin, Jr., CFA          0       $      0       0        $     0         38    $  949M
 John S. Dale, CFA                2       $ 821.8M       1        $  195M         32    $ 2.25B
 William A. Grierson              0       $      0       0        $     0         22    $  834M
 Daniel J. Hagen, CFA             0       $      0       0        $     0         23    $  835M
 Robert B. Mersky, CFA            0       $      0       0        $     0         22    $  852M
 Gary E. Nussbaum, CFA            2       $ 821.8M       1        $  195M         28    $ 2.25B
 Douglas G. Pugh, CFA             0       $      0       0        $     0         33    $  947M
 James P. Ross, CFA               0       $      0       0        $     0         18    $  834M
 Paul E. von Kuster, CFA          0       $      0       0        $     0         26    $  864M
SYSTEMATIC
 D. Kevin McCreesh, CFA           6       $   562M       7        $  726M        238    $ 5.42B
 Ronald M. Mushock, CFA           5       $   433M       7        $  726M      1,662    $ 1.67B
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA       1       $  35.5M       5        $  143M         90    $ 1.76B

                             REGISTERED INVESTMENT       OTHER POOLED
                                   COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                               NUMBER      TOTAL      NUMBER      TOTAL      NUMBER      TOTAL
                                 OF        ASSETS       OF        ASSETS       OF        ASSETS
PORTFOLIO MANAGER             ACCOUNTS    MANAGED    ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
 Mark D. Cooper, CFA             1       $ 35.5 M       5        $  143M       90     $   1.76B
 Robert J. Costomiris, CFA       5       $  2.32M       1        $   39M        1     $     64M
 Gary J. Dunn, CFA               0       $      0       1        $ 79.5M       24     $ 605.3 M
 Gregory T. Genung, CFA          0       $      0       4        $  1.1B        5     $ 435.4 M
 Brandon M. Nelson, CFA          2       $  2.0 B       3        $ 39.1M       18     $   1.1 B
 Thomas C. Ognar, CFA            2       $  2.0 B       3        $ 39.1M       15     $   1.1 B
 Bruce C. Olson, CFA             2       $  2.0 B       3        $ 39.1M       15     $   1.1 B
 Craig R. Pieringer, CFA         1       $ 35.5 M       5        $  143M       90     $   1.76B
 I. Charles Rinaldi**            4       $  4.42B       0        $     0       30     $ 741.2 M
 Robert M. Thornburg             0       $      0       1        $   79M       24     $    605M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
**   Information is as of December 31, 2007.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
C&B
 Kermit S. Eck, CFA               0          $0        0          $0        3        $ 536.5M
 Daren C. Heitman, CFA            0          $0        0          $0        3        $ 536.5M
 Michael M. Meyer, CFA            0          $0        0          $0        3        $ 536.5M
 James R. Norris                  0          $0        0          $0        3        $ 536.5M
 Edward W. O'Connor, CFA          0          $0        0          $0        3        $ 536.5M
 R. James O'Neil, CFA             0          $0        0          $0        3        $ 536.5M
 Mehul Trivedi, CFA               0          $0        0          $0        3        $ 536.5M
CADENCE
 William B. Bannick, CFA          0          $0        0          $0        1        $  21.4M
 Robert L. Fitzpatrick, CFA       0          $0        0          $0        1        $  21.4M
 Michael J. Skillman              0          $0        0          $0        1        $  21.4M
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             0          $0        0          $0        0        $      0
 Christian L. Chan, CFA           0          $0        0          $0        0        $      0
 Andrew Owen, CFA                 0          $0        0          $0        0        $      0
PEREGRINE
 Jason R. Ballsrud, CFA           0          $0        0          $0        1        $   220M
 Tasso H. Coin, Jr., CFA          0          $0        0          $0        1        $   220M
 John S. Dale, CFA                0          $0        0          $0        0        $      0
 William A. Grierson              0          $0        0          $0        1        $    50M
 Daniel J. Hagen, CFA             0          $0        0          $0        1        $    50M
 Robert B. Mersky, CFA            0          $0        0          $0        1        $    50M
 Gary E. Nussbaum, CFA            0          $0        0          $0        0        $      0
 Douglas G. Pugh, CFA             0          $0        0          $0        1        $   220M
 James P. Ross, CFA               0          $0        0          $0        1        $    50M
 Paul E. von Kuster, CFA          0          $0        0          $0        1        $    50M

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
SYSTEMATIC
 D. Kevin McCreesh, CFA           0         $  0       0          $0        1        $   366M
 Ronald M. Mushock, CFA           0         $  0       0          $0        0        $      0
WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA       0         $  0       0          $0        0        $      0
 Mark D. Cooper, CFA              0         $  0       0          $0        0        $      0
 Robert J. Costomiris, CFA        0         $  0       0          $0        0        $      0
 Gary J. Dunn, CFA                0         $  0       0          $0        0        $      0
 Gregory T. Genung, CFA           0         $  0       0          $0        4        $ 171.2M
 Brandon M. Nelson, CFA           0         $  0       0          $0        1        $   400M
 Thomas C. Ognar, CFA             0         $  0       0          $0        1        $   400M
 Bruce C. Olson, CFA              0         $  0       0          $0        1        $   400M
 Craig R. Pieringer, CFA          0         $  0       0          $0        0        $      0
 I. Charles Rinaldi               1         $46M       0          $0        2        $ 170.3M
 Robert M. Thornburg              0         $  0       0          $0        0        $      0

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     CADENCE. Cadence's Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Fund. Some of these clients' portfolios are managed using the same investment strategy and objective which the Portfolio Managers use to manage the Fund, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a "Group") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Group may be selling a security, while another Group may be purchasing or holding the same security. As a result, transactions executed for the Group that is selling the security may adversely affect the value of any Group which is purchasing or holding the same security.

     Other conflicts of interest may arise from the management of multiple accounts and the Fund. For example, Cadence may receive more compensation with respect to a certain Group than that received with respect to another Group or the Fund or may receive compensation based in part on the performance of accounts in a certain Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Group, to the possible detriment of other Group for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Fund.

     Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     SYSTEMATIC. The Systematic is an affiliated firm of AMG. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in our view, present any potential conflict of interest with Systematic's clients.

          At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

          During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.

          Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, our employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.

          In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.

          Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.

          Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     CADENCE COMPENSATION: Cadence's Portfolio Managers are compensated with fixed cash salaries, bonuses, deferred compensation, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     Peregrine Compensation: Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style is limited to 25 relationships, and Peregrine's small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

     SYSTEMATIC COMPENSATION. Systematic's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. Compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index.


     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER             FUND                       BENEFICIAL OWNERSHIP
 C&B
 Kermit S. Eck, CFA           C&B Large Cap Value        $0
 Daren C. Heitman, CFA        C&B Large Cap Value        $10,001 - $50,000
 Michael M. Meyer, CFA        C&B Large Cap Value        $50,001 - $100,000

PORTFOLIO MANAGER                  FUND                              BENEFICIAL OWNERSHIP
 James R. Norris                   C&B Large Cap Value               $10,001 - $50,000
 Edward W. O'Connor, CFA           C&B Large Cap Value               $100,001 - $500,000
 R. James O'Neil, CFA              C&B Large Cap Value               $    0
 Mehul Trivedi, CFA                C&B Large Cap Value               $100,001 - $500,000
 CADENCE
 William B. Bannick, CFA           Large Cap Appreciation            $    0
 Robert L. Fitzpatrick, CFA        Large Cap Appreciation            $    0
 Michael J. Skillman               Large Cap Appreciation            $    0
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              Diversified Equity                $    0
                                   Diversified Small Cap             $    0
                                   Growth Equity                     $    0
                                   Strategic Small Cap Value*        $    0
 Christian L. Chan, CFA            Diversified Equity                $    0
                                   Diversified Small Cap             $    0
                                   Growth Equity                     $    0
                                   Strategic Small Cap Value*        $    0
 Andrew Owen, CFA                  Diversified Equity                $10,001 - $50,000
                                   Diversified Small Cap             $10,001 - $50,000
                                   Growth Equity                     $    0
                                   Strategic Small Cap Value*        $    0
 PEREGRINE
 Jason R. Ballsrud, CFA            Small Company Value               $100,001 - $500,000
 Tasso H. Coin, Jr., CFA           Small Company Value               $100,001 - $500,000
 John S. Dale, CFA                 Large Company Growth              Over $1,000,000
 William A. Grierson               Small Company Growth              $100,001 - $500,000
 Daniel J. Hagen, CFA              Small Company Growth              $    0
 Robert B. Mersky, CFA             Small Company Growth              Over $1,000,000
 Gary E. Nussbaum, CFA             Large Company Growth              $100,001 - $500,000
 Douglas G. Pugh, CFA              Small Company Value               $100,001 - $500,000
 James P. Ross, CFA                Small Company Growth              $100,001 - $500,000
 Paul E. von Kuster, CFA           Small Company Growth              Over $1,000,000
 SYSTEMATIC
 D. Kevin McCreesh, CFA            Equity Value                      $    0
 Ronald M. Mushock, CFA            Equity Value                      $    0
 WELLS CAPITAL MANAGEMENT
 Dale E. Benson, Ph.D., CFA        Strategic Small Cap Value         $    0
 Mark D. Cooper, CFA               Strategic Small Cap Value         $    0
 Robert J. Costomiris, CFA         Strategic Small Cap Value         $    0
 Gary J. Dunn, CFA                 Equity Income                     $10,001 - $50,000
 Gregory T. Genung, CFA            Index                             $10,001 - $50,000
 Brandon M. Nelson, CFA            Emerging Growth*                  $100,001 - $500,000
 Thomas C. Ognar, CFA              Emerging Growth*                  $50,001 - $100,000
 Bruce C. Olson, CFA               Emerging Growth*                  $    0

PORTFOLIO MANAGER               FUND                             BENEFICIAL OWNERSHIP
 Craig R. Pieringer, CFA        Strategic Small Cap Value        $0
 I. Charles Rinaldi             Strategic Small Cap Value        $0
 Robert M. Thornburg            Equity Income                    $1 - $10,000

------
*   Commenced operations on January 31, 2007.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                  CLASS-LEVEL
                                FUND-LEVEL ADMIN. FEE              ADMIN. FEE               TOTAL ADMIN FEE
                                                   (% OF             (% OF                                  (% OF
                         AVERAGE DAILY NET     AVERAGE DAILY     AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                    ASSETS           NET ASSETS)       NET ASSETS)         NET ASSETS         NET ASSETS)
 Class A, Class B,       First $5 billion           0.05%           0.28%         First $5 billion           0.33%
 Class C, Class D         Next $5 billion           0.04%                          Next $5 billion           0.32%
                         Over $10 billion           0.03%                         Over $10 billion           0.31%
 Administrator           First $5 billion           0.05%           0.10%/1/      First $5 billion           0.15%
 Class                    Next $5 billion           0.04%                          Next $5 billion           0.14%
                         Over $10 billion           0.03%                         Over $10 billion           0.13%
 Institutional           First $5 billion           0.05%           0.08%/2/      First $5 billion           0.13%
 Class                    Next $5 billion           0.04%                          Next $5 billion           0.12%
                         Over $10 billion           0.03%                         Over $10 billion           0.11%
 Investor Class and      First $5 billion           0.05%           0.40%         First $5 billion           0.45%
 Class Z/3/               Next $5 billion           0.04%                          Next $5 billion           0.44%
                         Over $10 billion           0.03%                         Over $10 billion           0.43%

------
/1/   Prior to April 11, 2005, the class level fee was 0.20%
/2/   Prior to April 11, 2005 the class level fee was 0.10%
/3/   Effective February 1, 2008, the class-level administration fee for the
       Investor Class and Class Z was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for the Investor Class and Class Z was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.


     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds paid the following administrative fees. The Strategic Small Cap Value Fund and the Emerging Growth Fund commenced operations October 31, 2006, and January 31, 2007, respectively. The tables do not contain information on the Class A, Class C, and Institutional Class shares of the Emerging Growth Fund and the Institutional Class shares of the Small Company Growth Fund because those classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class A and Class B shares of the Index Fund because those classes of shares are not expected to commence operations until after the closing of the proposed reorganization.


                                                               YEAR ENDED
                                                                 9/30/07
                                  ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                    INCURRED             FEES WAIVED              AFTER WAIVER
 C&B Large Cap Value Fund        $412,200                      $412,200                    $0
 (Fund Level)

                                                          YEAR ENDED
                                                            9/30/07
                             ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                               INCURRED             FEES WAIVED              AFTER WAIVER
  Class A                   $195,782                      $ 64,775                 $131,007
  Class B                   $ 76,026                      $ 25,137                   50,889
  Class C                   $ 47,234                      $ 15,624                 $ 31,610
  Class D                   $552,325                      $182,818                 $369,507
 Administrator Class        $431,374                      $410,040                 $ 21,334
 Institutional Class        $ 62,259                      $ 62,259                 $      0

                            YEAR ENDED        11/1/04 -        7/26/04 -
FUND                          9/30/06          9/30/05         10/31/04
C&B Large Cap Value          $      0         $154,282         $ 7,767
Fund (Fund Level)
 Class A                     $104,255         $ 94,082         $ 3,738
 Class B                     $ 48,169         $ 44,997         $ 1,773
 Class C                     $ 27,713         $ 22,281         $   840
 Class D                     $309,658         $307,246         $24,505
Administrator Class          $ 32,332         $133,904         $ 4,042
Institutional Class          $      0         $ 32,065         $ 2,490

------
* For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

                                                                  YEAR ENDED
                                                                    9/30/07
                                     ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                       INCURRED             FEES WAIVED              AFTER WAIVER
 Diversified Equity (Fund           $  654,099                    $      0                $  654,099
 Level)
  Class A                           $  355,628                    $      0                $  355,628
  Class B                           $  131,578                    $      0                $  131,578
  Class C                           $   18,486                    $      0                $   18,486
 Administrator Class                $1,127,592                    $      0                $1,127,592
 Diversified Small Cap (Fund        $  387,034                    $      0                $  387,034
 Level)
 Administrator Class                $  774,068                    $      0                $  774,068
 Emerging Growth (Fund              $      593                    $    593                $        0
 Level)
 Administrator Class                $       20                    $     20                $        0
 Investor Class                     $    4,425                    $  4,425                $        0
 Equity Income (Fund Level)         $  287,227                    $287,227                $        0
  Class A                           $  492,232                    $242,907                $  249,325
  Class B                           $   86,533                      34,767                $   51,766
  Class C                           $   13,384                    $  5,383                $    8,001
 Administrator Class                $  362,973                    $362,973                $        0
 Equity Value (Fund Level)          $   62,595                    $ 62,595                $        0
  Class A                           $   14,263                    $ 14,263                $        0
  Class B                           $    7,899                    $  7,899                $        0
  Class C                           $    1,700                    $  1,700                $        0
 Administrator Class                $   80,211                    $ 80,211                $        0
 Institutional Class                $   29,165                    $ 29,165                $        0

                                                                 YEAR ENDED
                                                                   9/30/07
                                    ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                      INCURRED             FEES WAIVED              AFTER WAIVER
 Growth Equity (Fund Level)        $  281,108                  $        0                 $281,108
  Class A                          $   86,935                  $        0                 $ 86,935
  Class B                          $   21,859                  $        0                 $ 21,859
  Class C                          $    3,147                  $        0                 $  3,147
 Administrator Class               $  371,626                  $        0                 $371,626
 Institutional Class               $  120,488                  $        0                 $120,488
 Index (Fund Level)                $  979,272                  $  979,272                 $      0
 Administrator Class               $1,807,386                  $1,807,386                 $      0
 Investor Class                    $  620,213                  $   11,488                 $668,725
 Large Cap Appreciation            $   45,138                  $   45,138                 $      0
 (Fund Level)
  Class A                          $   99,921                  $   45,370                 $ 54,551
  Class B                          $   10,226                  $    4,503                 $  6,173
  Class C                          $    2,368                  $      938                 $  1,430
 Administrator Class               $   49,037                  $   49,037                 $      0
 Institutional Class               $      844                  $      844                 $      0
 Large Company Growth              $1,039,229                  $1,039,229                 $      0
 (Fund Level)
  Class A                          $1,302,366                  $  576,223                 $726,143
  Class B                          $  230,912                  $   87,209                 $143,703
  Class C                          $   37,049                  $   14,005                 $ 23,044
  Class Z                          $  454,900                  $  107,038                 $347,862
 Administrator Class               $1,286,329                  $1,286,329                 $      0
 Institutional Class               $  104,169                  $  104,169                 $      0
 Small Company Growth              $  262,883                  $  262,883                 $      0
 (Fund Level)
  Class A                          $    8,848                  $    2,703                 $  6,145
  Class B                          $    2,355                  $      719                 $  1,636
  Class C                          $      747                  $      228                 $    519
 Administrator Class               $  521,498                  $  445,914                 $ 75,584
 Small Company Value (Fund         $  207,990                  $  207,990                 $      0
 Level)
  Class A                          $  222,771                  $   85,475                 $137,296
  Class B                          $   36,049                  $   13,052                 $ 22,997
  Class C                          $   12,390                  $    4,487                 $  7,903
 Administrator Class               $  319,120                  $  319,120                 $      0
 Strategic Small Cap Value         $       66                  $       66                 $      0
 (Fund Level)
  Class A                          $      164                  $      164                 $      0
  Class C                          $      167                  $      167                 $      0
 Administrator                     $  107,960                  $  107,960                 $      0

                                        YEAR ENDED        YEAR ENDED
FUND                                      9/30/06          9/30/05
Diversified Equity (Fund Level)          $674,973         $700,004
 Class A                                 $330,943         $317,012
 Class B                                 $161,112         $207,796
 Class C                                 $ 19,027         $ 21,290

                                             YEAR ENDED         YEAR ENDED
FUND                                          9/30/06            9/30/05
Administrator Class                         $1,167,417         $1,843,117
Diversified Small Cap (Fund Level)          $  314,325         $  252,822
Administrator Class                         $  628,651         $  791,017
Equity Income (Fund Level)                  $        0         $  545,123
 Class A                                    $        0         $  533,416
 Class B                                    $        0         $  201,305
 Class C                                    $        0         $   22,926
Administrator Class                         $        0         $1,264,679
Equity Value (Fund Level)                   $        0         $    4,314
 Class A                                    $        0         $    8,405
 Class B                                    $        0         $    5,098
 Class C                                    $        0         $    1,149
Administrator Class                         $        0         $    4,193
Institutional Class*                        $        0              NA
Growth Equity (Fund Level)                  $  286,085         $  275,096
 Class A                                    $   68,048         $   60,455
 Class B                                    $   22,744         $   28,829
 Class C                                    $    2,824         $    2,567
Administrator Class                         $  400,877         $  754,393
Institutional Class                         $  110,286         $   26,438
Index (Fund Level)                          $        0         $  615,135
Administrator Class                         $        0         $1,762,926
Investor Class                              $  487,764         $  330,199
Large Cap Appreciation (Fund Level)         $        0         $   22,513
 Class A                                    $   46,497         $   71,525
 Class B                                    $    4,663         $    6,141
 Class C                                    $    1,144         $    1,979
Administrator Class                         $        0         $   24,980
Institutional Class*                        $        0              NA
Large Company Growth (Fund Level)           $        0         $1,392,667
 Class A                                    $1,381,819         $1,370,845
 Class B                                    $  391,935         $  579,573
 Class C                                    $   46,647         $   73,280
 Class Z                                    $  506,879
Administrator Class                         $1,447,757         $  275,238
Institutional Class                         $   75,180         $2,989,640
Small Company Growth (Fund Level)           $        0         $  256,484
 Class A                                    $    7,431         $    4,374
 Class B                                    $    1,498         $    1,102
 Class C                                    $      322         $      178
Administrator Class                         $   91,065         $  784,212
Small Company Value (Fund Level)            $        0         $   81,675
 Class A                                    $  222,113         $  137,503
 Class B                                    $   40,492         $   38,982
 Class C                                    $   13,451         $   10,033
Administrator Class                         $  198,992         $  139,206

------
*   Commenced operations on August 31, 2006.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES


     For fiscal year ended September 30, 2007, the Funds paid the Distributor the following fees for distribution-related services. The table does not contain information on the Class C shares of the Emerging Growth Fund because that class of shares did not commence operations until March 31, 2008. The table does not contain information on the Class B shares of the Index Fund because that class of shares is not expected to commence operations until after the closing of the proposed reorganization.


                                                PRINTING &   COMPENSATION        COMP.
             TOTAL DISTRIBUTION                   MAILING         TO              TO          OTHER*
FUND                FEES          ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DEALERS   (EXPLAIN)
 C&B LARGE CAP VALUE
  Class B         $203,642             $0           $0          $     0         $     0      $203,642
  Class C         $126,521             $0           $0          $79,725         $46,796      $      0
 DIVERSIFIED EQUITY
  Class B         $352,443             $0           $0          $     0         $     0      $352,443
  Class C         $ 49,518             $0           $0          $35,498         $14,020      $      0
 EQUITY INCOME
  Class B         $231,784             $0           $0          $     0         $     0      $231,784
  Class C         $ 35,850             $0           $0          $22,609         $11,241      $      0
 EQUITY VALUE
  Class B         $ 21,158             $0           $0          $     0         $     0      $ 21,158
  Class C         $  4,555             $0           $0          $ 3,582         $   973      $      0
 GROWTH EQUITY
  Class B         $ 58,550             $0           $0          $     0         $     0      $ 58,550
  Class C         $  8,431             $0           $0          $ 6,190         $ 2,241      $      0
 LARGE CAP APPRECIATION
  Class B         $ 27,392             $0           $0          $     0         $     0      $ 27,392
  Class C         $  6,342             $0           $0          $ 5,067         $ 1,275      $      0
 LARGE COMPANY GROWTH
  Class B         $618,513             $0           $0          $     0         $     0      $618,513
  Class C         $ 99,239             $0           $0          $39,499         $59,740      $      0
 SMALL COMPANY GROWTH
  Class B         $  6,309             $0           $0          $     0         $     0      $  6,309
  Class C         $  2,000             $0           $0          $ 1,380         $   620      $      0
 SMALL COMPANY VALUE
  Class B         $ 96,558             $0           $0          $     0         $     0      $ 96,558
  Class C         $ 33,186             $0           $0          $15,070         $18,116      $      0
 STRATEGIC SMALL CAP VALUE
  Class C         $    448             $0           $0          $   448         $     0      $      0

------
* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts to the third party lender, including 12b-1 fees, that it is entitled to receive pursuant to the Plan, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Index Fund's Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:

     YEAR ENDED 9/30/07              YEAR ENDED 9/30/06             4/11/05 - 9/30/05
     PAID          RETAINED          PAID         RETAINED          PAID         RETAINED
 $  320,043         $2,841        $575,363         $9,441        $409,777        $67,906

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Large Cap Value Fund) and the amounts retained by Stephens was as follows:

     10/1/04 - 4/10/05
     PAID           RETAINED
 $  468,830         $80,488

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Large Cap Value Fund and other C&B Funds was as follows:

        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  432,776           $62,198            $84,463           $43,443

     For the period April 11, 2005 through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the C&B Large Cap Value Fund was as follows:

     4/11/05 - 9/30/05
     PAID           RETAINED
 $  455,551         $62,974

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders (except Class D shareholders) with
------------------------
an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Additional Investors Eligible to Purchase Class Z Shares of the Large
     ---------------------------------------------------------------------
Company Growth Fund ("Class Z shares"):
---------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Investors Eligible to Purchase Closed Funds. The Small Company Value Fund
     --------------------------------------------
(the "Closed Fund") (A, C, and Administrator Classes) are closed to new investors. You may continue to purchase shares of the Closed Fund if:

  o You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

  o You are the beneficiary of shares of the Closed Fund (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

  o You sponsor a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the proposed reorganization of the Wells Fargo Advantage Equity Index Fund into the Index Fund.

     Investors Eligible to Acquire Class A and Class B Shares of the Index
     ---------------------------------------------------------------------
Fund. Class A and Class B shares of the Index Fund are initially offered solely
----
to shareholders who are eligible to receive such shares in exchange for their Class A and Class B shares, respectively, of the Wells Fargo Advantage Equity Index Fund as a result of the proposed reorganization of such fund into the Index Fund. Currently, Class A and Class B shares of the Index Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which is expected to occur on July 18, 2008.


     New Investors Eligible to Purchase Shares of the Small Company Value Fund:
     --------------------------------------------------------------------------

          On November 1, 2005, the Wells Fargo Advantage Small Company Value Fund was closed to new investors. Retirement plans which include the Fund as an option, institutional wrap programs, and existing investors of the Fund will be permitted to continue to make additional investments in the Fund. However, Wells Fargo Funds Management, LLC, may also accept, as capacity allows, new investors who are investing through institutions that have agreed to establish a selling relationship with the Fund prior to November 1, 2005.

     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.


     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:

FUND                                    SEPTEMBER 30, 2007        SEPTEMBER 30, 2006
C&B Large Cap Value/1/                          24%                 29%
Diversified Equity/2/                           36%                 35%
Diversified Small Cap/2/                        35%                 63%
Emerging Growth/1, 3/                          125%                    N/A
Equity Income/1/                                16%/5/               7%
Equity Value/1/                                108%                107%
Growth Equity/2/                                42%                 39%
Index/1/                                         8%                  9%
Large Cap Appreciation/1/                      140%                155%
Large Company Growth/1/                         10%                  6%
Small Company Growth/1/                        138%                125%
Small Company Value/1/                          69%                114%/6/
Strategic Small Cap Value/1, 4/                 64%                    N/A

------
/1/   Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
2   Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/3/   Commenced operations January 31, 2007.
/4/   Commenced operations October 31, 2006.
/5/   Increase is due to significant outflows in the fiscal period indicated, due to Fund realignment and an increase in the actual number of names held in the Fund.
/6/   During the period indicated, substantial planned withdrawals from the
       Portfolio resulted in higher than normal turnover.

     Brokerage Commissions. The Funds did not pay any brokerage commissions for
     ---------------------
the past three fiscal years. Because the Funds invest a portion or substantially all of their respective assets in one or more master portfolios, they do not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND        BROKER/DEALER        AMOUNT
  None

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a

Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.


     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                                   CAPITAL LOSS CARRY
FUND                                    FORWARDS           YEAR EXPIRES
  Index                               $  9,998,456            2009
                                      $  2,154,234            2010
                                      $    649,101            2011
                                      $  2,439,923            2012
  Large Company Growth                $     74,435            2008
                                      $ 10,803,602            2009
                                      $ 45,579,411            2010
                                      $162,908,821            2011
                                      $ 46,100,191            2012
                                      $ 10,507,524            2013


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the

Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.


     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.


     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.


     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are thirteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

     The table does not contain information on the Class A, Class C, and Institutional Class shares of the Emerging Growth Fund and the Institutional Class shares of the Small Company Growth Fund because those classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class A and Class B shares of the Index Fund because those classes of shares are not expected to commence operations until after the closing of the proposed reorganization.

                         OWNERSHIP AS OF MARCH 10, 2008



FUND            NAME AND ADDRESS                              PERCENTAGE
----------      ------------------------------------      -----------------
C&B LARGE CAP VALUE
 Fund Level     WELLS FARGO BANK NA FBO                          27.30%/1/
                OMNIBUS ACCOUNT - REINVEST/REINVEST
                PO BOX 1533
                MINNEAPOLIS MN 55480-1533
 Class A        WELLS FARGO BANK WEST NA                       15.14   %
                VARIOUS FASCORP RECORDKEPT PLANS
                8515 E ORCHARD RD #2T2
                GREENWOOD VLG CO 80111-5002
                AMERICAN ENTERPRISE INVESTMENT                 12.52   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class B        AMERICAN ENTERPRISE INVESTMENT                 27.83   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        AMERICAN ENTERPRISE INVESTMENT                 21.64   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                             PERCENTAGE
----------------------      ------------------------------------      ----------------
 Class D                    CHARLES SCHWAB & CO INC                       76.72   %
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUND
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Administrator Class        WELLS FARGO BANK NA FBO                       44.32   %
                            OMNIBUS ACCOUNT - REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       20.19   %
                            OMNIBUS ACCOUNT - CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       13.69   %
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS MANAGEMENT LLC              12.23   %
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
 Institutional Class        WACHOVIA BANK                                 26.10   %
                            1525 WEST WT HARRIS BLVD
                            NC1151
                            CHARLOTTE NC 28288-0001
                            CENTRAL NEW YORK COMMUNITY                    26.05   %
                            FOUNDATION INC
                            500 S SALINA ST STE 428
                            SYRACUSE NY 13202-3314
                            NATEXIS BANQUES POPULAIRES                    15.83   %
                            ATTN: SCT COMPTABILITE TITRES
                            10 RUE DES ROQUEMONTS
                            14099 CAEN CEDEX 9
                            FRANCE
                            WELLS FARGO BANK NA FBO                       11.39   %
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            SAXON & CO                                    10.58   %
                            FBO
                            PO BOX 7780-1888
                            PHILADELPHIA PA 19182-0001
                            WELLS FARGO BANK NA FBO                        9.82   %
                            PERFORMANCE FIBERS 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
DIVERSIFIED EQUITY
 Fund Level                 WELLS FARGO BANK NA FBO                         45.10%/1/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK 401K                        34.20%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CITY OF HASTINGS NEBRASKA                    10.91%
                            RETIREMENT PLAN
                            C/O GREAT WEST RECORDKEEPER
                            8515 E ORCHARD RD #2T2
                            ENGLEWOOD CO 80111-5002
 Class B                    NONE                                        NONE
 Class C                    WELLS FARGO INVESTMENTS LLC                   9.88%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                      52.79%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      40.06%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
DIVERSIFIED SMALL CAP
 Fund Level                 WELLS FARGO 401K                             64.40%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      30.30%
                            DIVERSIFIED SMALL CAP FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                      64.46%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      30.32%
                            DIVERSIFIED SMALL CAP FUND I
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
EMERGING GROWTH
 Administrator Class        WELLS FARGO FUNDS SEEDING ACCOUNT            53.37%
                            525 MARKET ST
                            SAN FRANCISCO CA 94105-2708
                            WELLS FARGO INVESTMENTS LLC                  15.97%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            E*TRADE CLEARING LLC                         10.93%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
                            E*TRADE CLEARING LLC                          8.19%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
 Investor Class             RONALD C OGNAR &                              6.50%
                            MARY J OGNAR
                            35440 W PABST CT
                            OCONOMOWOC WI 53066-4578
EQUITY INCOME
 Class A                    PFPC BROKERAGE SERVICES                       5.84%
                            FBO WELLS FARGO
                            ATTN: ROBERT BERTUCCI
                            420 MONTGOMERY ST 5TH FL
                            MAC A0101-058
                            SAN FRANCISCO CA 94104-1207
 Class B                    AMERICAN ENTERPRISE INVESTMENT                5.12%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    CHARLES SCHWAB & CO INC                       8.18%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            MLPF&S FOR THE SOLE BENEFIT                   7.04%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DRIVE EAST 3RD FLOOR
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                   5.16%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                      37.53%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      27.84%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      13.58%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       5.80%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                               PERCENTAGE
----------------------      -------------------------------------      -----------------
EQUITY VALUE
 Fund Level                 WELLS FARGO FUNDS MANAGEMENT LLC                  39.20%/2/
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Class A                    CHARLES SCHWAB & CO INC                         35.66   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                  11.13   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT                  28.76   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MLPF&S FOR THE SOLE BENEFIT                      5.27   %
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DRIVE EAST 3RD FLOOR
                            JACKSONVILLE FL 32246-6484
 Class C                    EMJAYCO TTEE                                    23.40   %
                            FBO HEALTH INDUSTRY DISTRIBUTORS
                            401(K) 397924
                            C/O FASCORE LLC
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
                            AMERICAN ENTERPRISE INVESTMENT                  21.21   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC                72.98   %
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            WELLS FARGO BANK NA FBO                         18.78   %
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                          5.78   %
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                         48.25   %
                            EDVEST WELLS FARGO AGGRESSIVE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                         22.26   %
                            EDVEST WELLS FARGO MODERATE PORT
                            PO BOX 1533MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      ---------------------------------      ----------------
                            WELLS FARGO BANK NA FBO                    16.42   %
                            ENTERPRISE RENT-A-CAR WF MANAGED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                    12.07   %
                            EDVEST WELLS FARGO BALANCED PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
GROWTH EQUITY
 Fund Level                 WELLS FARGO BANK NA FBO                      73.60%/1/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                    17.10   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT             17.05   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    RBC CAPITAL MARKETS CORP FBO                8.71   %
                            WASHOE BUILDING SUPPLY INC
                            RETIREMENT TRUST
                            U/A DTD 04-01-1987
                            1479 HYMER AVE
                            SPARKS NV 8943-5613
                            ORCHARD TRUST CO LLC CUST FBO               7.19   %
                            OPPRNHEIMER FUNDS RECORD KEEPER
                            C/O FASCORE LLC
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            WELLS FARGO INVESTMENTS LLC                 6.96   %
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                 5.60   %
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                    85.18   %
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            AST CAPITAL TRUST CO OF DE TTEE             5.97   %
                            FBO FAEGRE & BENSON LLP
                            PO BOX 52129
                            PHOENIX AZ 85072-2129
                            WELLS FARGO BANK NA FBO                     5.39   %
                            GROWTH EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -----------------------------------      ----------------
 Institutional Class        WELLS FARGO BANK NA FBO                      99.80   %
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INDEX
 Fund Level                 WELLS FARGO BANK NA FBO                        60.70%/1/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                      65.78   %
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      18.99   %
                            INDEX FUND REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      11.50   %
                            INDEX FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             NONE                                         NONE
LARGE CAP APPRECIATION
 Fund Level                 WELLS FARGO FUNDS MANAGEMENT LLC               39.80%/2/
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Class A                    WELLS FARGO BANK WEST NA                     58.04   %
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            CHARLES SCHWAB & CO INC                      23.85   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               49.13   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               31.00   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                   7.44   %
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOILS MN 55402-1927

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO INVESTMENTS LLC                  5.89%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOILS MN 55402-2308
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC            75.44%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            WELLS FARGO BANK NA FBO                     17.29%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                     99.88%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
LARGE COMPANY GROWTH
 Class A                    T ROWE PRICE RETIREMENT PLAN                18.34%
                            SERVICES INC FBO RITE AID
                            4515 PAINTERS MILL RD
                            OWINGS MILLS MD 21117-4903
                            CHARLES SCHWAB & CO INC                      6.12%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK WEST NA                     5.54%
                            VAROUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT              10.93%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    NONE                                        NONE
 Administrator Class        WELLS FARGO BANK NA FBO                     35.05%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     27.70%
                            LARGE COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     11.98%
                            LARGE COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -----------------------------------      ----------------
                            WELLS FARGO BANK NA FBO                       7.94   %
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS MANAGEMENT LLC              6.23   %
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Institutional Class        NFS LLC FEBO                                 45.88   %
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            STATE OF HAWAII                              30.40   %
                            DEFERRED COMPENSATION PLAN
                            ISLAND SVGS PLAN
                            DEPT OF HUMAN RESOURCE DEVELOPMENT
                            235 S BERETANIA ST
                            HONOLULU HI 96813-2406
                            NFS LLC FEBO                                  6.75   %
                            LASALLE BANK
                            FBO CREDIT SUISSE FAM WEALTH
                            135 S LASALLE ST
                            CHICAGO IL 60603-4177
                            STRAFE & CO.                                  6.11   %
                            FAO FRYE LOUIS OMNIBUS ACCOUNTS
                            PO BOX 160
                            WESTERVILLE OH 43086-0160
                            WELLS FARGO BANK NA FBO                       5.48   %
                            J.R. SIMPLOT SERP WF MANAGED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class Z                    NONE                                         NONE
SMALL COMPANY GROWTH
 Fund Level                 WELLS FARGO BANK NA FBO                        60.80%/1/
                            SMALL COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                      44.41   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                9.26   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                   5.28   %
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ----------------------------------      ----------------
 Class B                    AMERICAN ENTERPRISE INVESTMENT              37.46   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT              22.89   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 15.15   %
                            608 SECOND AVENUE SOUTH 8TH FLOOR
                            MINNEAPOLIS MN 55402-1927
                            PERSHING LLC                                12.23   %
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            E*TRADE CLEARING LLC                         6.01   %
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
 Administrator Class        WELLS FARGO BANK NA FBO                     61.44   %
                            SMALL COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            VANGUARD FIDUCIARY TRUST COMPANY            17.20   %
                            ATTN: OUTSIDE FUNDS
                            PO BOX 2600
                            VALLEY FORGE PA 19482-2600
                            NFS LLC FEBO                                 7.96   %
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
SMALL COMPANY VALUE
 Fund Level                 NFS LLC FEBO                                  39.70%/3/
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
 Class A                    CHARLES SCHWAB & CO INC                     31.22   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK WEST NA                    11.99   %
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002

FUND                        NAME AND ADDRESS                        PERCENTAGE
----------------------      ---------------------------------      -----------
                            NFSC FEBO # F2J-000019                     11.07%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            NATIONWIDE TRUST COMPANY FSB                8.05%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
 Class B                    AMERICAN ENTERPRISE INVESTMENT             20.41%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT              8.58%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            EMJAY CORPORATION                           7.68%
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            MLPF&S FOR THE SOLE BENEFIT                 5.11%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        NFS LLC FEBO                               48.52%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WELLS FARGO BANK NA FBO                    21.86%
                            OMNIBUS ACCOUNT R/R
                            C/O MUTUAL FUND PROCESSING
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     9.05%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NFS LLC FEBO                                7.09%
                            THE NORTHERN TRUST COMPANY
                            PO BOX 92956
                            CHICAGO IL 60675-0001

FUND                             NAME AND ADDRESS                          PERCENTAGE
---------------------------      -----------------------------------      -----------
STRATEGIC SMALL CAP VALUE
 Class A                         AMERICAN ENTERPRISE INVESTMENT               36.10%
                                 SERIVCES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
                                 WELLS FARGO BANK NA FBO                      22.08%
                                 625 MARQUETTE AVE S 13TH FLOOR
                                 MINNEAPOLIS MN 55402-2308
                                 WELLS FARGO BANK NA FBO                       8.99%
                                 625 MARQUETTE AVE S 13TH FLOOR
                                 MINNEAPOLIS MN 55402-2308
 Class C                         PATRICIA MONTEFUSCO TTEE                     15.59%
                                 JAMES B COLLINS TRUST
                                 63 JOHNSON DR
                                 CHATHAM NJ 07928-1125
                                 STATE STREET BANK & TRUST CO                 12.10%
                                 CUST FOR THE IRA OF
                                 PAMELA R THOMPSON
                                 6 WATER ST
                                 LEBANON NJ 08833-4530
                                 STATE STREET BANK & TRUST CO                  9.49%
                                 CUST FOR THE IRA OF
                                 JEANETTE C ARNONE
                                 2 BIRCH CT
                                 E STROUDSBURG PA 18301-1337
                                 JOHN ELKOWITZ                                 6.04%
                                 41 SMITH RD
                                 DENVILLE NJ 07834-9407
                                 STATE STREET BANK & TRUST CO                  5.12%
                                 CUST FOR THE ROLLOVER IRA OR
                                 ELIZABETH ROSE COFONE
                                 108 CANAL WALK BLVD
                                 SOMERSET NJ 08873-7277
                                 STATESTREET BANK & TRUST CO                   5.04%
                                 CUST FOR THE ROLLOVER IRA OF
                                 LAWRENCE J MCCARTHY
                                 14 SARIAN DR
                                 NEPTUNE NJ 07753-3438
 Administrator Class             WELLS FARGO FUNDS SEEDING ACCOUNT           100.00%
                                 MAC #A0103-091
                                 525 MARKET STREET 9TH FLOOR
                                 SAN FRANCISCO CA 94105-2779


------

1   Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of
       Wells Fargo & Company.
2   Wells Fargo Funds Management, LLC, is a Delaware corporation and an affiliate of Wells Fargo & Company.
/3/   National Financial Services, LLC, a Delaware Limited Liability Company,
       is a subsidiary of Fidelity Global Brokerage Group, Inc., which, in turn, is a Delaware Corporation, and a subsidiary of FMR Group, Inc., a Delaware Corporation.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                   WELLS FARGO ADVANTAGE CORPORATE BOND FUND
                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                   WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND
                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
              WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about sixteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act").
     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated October 1, 2007, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended May 31, 2007, and the unaudited financial statements for the Funds for the semi-annual period ended November 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
     The Funds offer certain classes of shares as indicated in the chart which follows. This SAI relates to all such classes of shares. Class B shares of the Government Securities, High Income, High Yield Bond, Income Plus, Inflation Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income, Strategic Income, Total Return Bond, and Ultra-Short Duration Bond Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS and in connection with the proposed reorganization of the High Yield Bond Fund into the High Income Fund and the Intermediate Government Income Fund into the Government Securities Fund, subject to the limitations described in each Fund's prospectus. Class B shares of the Government Securities Fund, Class C shares of the Ultra Short-Term Income Fund, Investor Class and Institutional Class shares of the Income Plus Fund, and Class B and Class C shares of the High Income Fund are currently not available for investment, except to specified eligible investors on July 18, 2008, and thereafter to any other eligible investors-See "How to Buy Shares" in the Investor Class, Institutional Class, and Class B and Class C share prospectuses for the respective Funds for further information.
Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

                                     CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INSTITUTIONAL     INVESTOR
FUND                                 A, B, C       Z           CLASS          CLASS          CLASS          CLASS
 Corporate Bond                                                                 o              o              o
 Diversified Bond                                                o
 Government Securities                o**                        o              o              o              o
 High Income                          o**                                       o              o              o
 High Yield Bond                       o
 Income Plus                           o                                                       o              o
 Inflation-Protected Bond              o                         o
 Intermediate Government Income        o                         o
 Short Duration Government Bond        o                         o                             o
 Short-Term Bond                       o*                                       o              o              o
 Short-Term High Yield Bond           o**                                       o                             o
 Stable Income                         o                         o
 Strategic Income                      o
 Total Return Bond                     o           o             o                             o
 Ultra-Short Duration Bond             o           o
 Ultra Short-Term Income               o*                        o              o              o              o


*   Offers Class C shares only.

**   Offers Class B and C shares only. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds, and in connection with the proposed reorganization of the High Yield Bond Fund into the High Income Fund and the Intermediate Government Income Fund into the Government Securities Fund, subject to the limitations described in each Fund's prospectus.

     INCMS/FASAI04 (04/08)

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              26
 Trustees and Officers                                                  26
 Investment Adviser                                                     29
 Investment Sub-Advisers                                                34
 Investment Sub-Advisers - Master Portfolios                            35
 Portfolio Managers                                                     36
 Administrator                                                          42
 Distributor                                                            47
 Shareholder Servicing Agent                                            49
 Custodian                                                              49
 Fund Accountant                                                        49
 Transfer and Distribution Disbursing Agent                             50
 Underwriting Commissions                                               50
 Code of Ethics                                                         50
DETERMINATION OF NET ASSET VALUE                                        51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          51
PORTFOLIO TRANSACTIONS                                                  56
FUND EXPENSES                                                           61
FEDERAL INCOME TAXES                                                    61
PROXY VOTING POLICIES AND PROCEDURES                                    71
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       72
CAPITAL STOCK                                                           74
OTHER INFORMATION                                                       89
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           89
FINANCIAL INFORMATION                                                   89
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Funds, except the High Yield Bond and Inflation-Protected Bond Funds, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, the reorganization of certain of the funds of the Montgomery family of funds into certain of the WELLS FARGO ADVANTAGE FUNDS, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Norwest, Montgomery and Strong funds, as applicable, that are the accounting survivors of the respective Funds.

WELLS FARGO ADVANTAGE FUND                                  PREDECESSOR FUND
----------------------------------------------------------- -----------------------------------------------
Wells Fargo Advantage Corporate Bond Fund                   Strong Corporate Bond Fund
Wells Fargo Advantage Diversified Bond Fund                 Norwest Diversified Bond Fund
Wells Fargo Advantage Government Securities Fund            Strong Government Securities Fund
Wells Fargo Advantage High Income Fund                      Strong High-Yield Bond Fund
Wells Fargo Advantage High Yield Bond Fund                  N/A
Wells Fargo Advantage Income Plus Fund                      Stagecoach Strategic Income Fund
Wells Fargo Advantage Inflation-Protected Bond Fund         N/A
Wells Fargo Advantage Intermediate Government Income Fund   Norwest Intermediate Government Income Fund
Wells Fargo Advantage Short Duration Government Bond Fund   Montgomery Short Duration Government Bond Fund
Wells Fargo Advantage Short-Term Bond Fund                  Strong Short-Term Bond Fund
Wells Fargo Advantage Short-Term High Yield Bond Fund       Strong Short-Term High Yield Bond Fund
Wells Fargo Advantage Stable Income Fund                    Norwest Stable Income Fund
Wells Fargo Advantage Strategic Income Fund                 Strong Advisor Strategic Income Fund
Wells Fargo Advantage Total Return Bond Fund                Montgomery Total Return Bond Fund
Wells Fargo Advantage Ultra-Short Duration Bond Fund        Strong Advisor Short Duration Bond Fund
Wells Fargo Advantage Ultra Short-Term Income Fund          Strong Ultra Short-Term Income Fund

     The CORPORATE BOND FUND commenced operations on April 11, 2005, as successor to the Strong Corporate Bond Fund. The predecessor Strong Corporate Bond Fund commenced operations on December 12, 1985.

     The DIVERSIFIED BOND FUND commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

     The GOVERNMENT SECURITIES FUND commenced operations on April 11, 2005, as successor to the Strong Government Securities Fund. The predecessor Strong Government Securities Fund commenced operations on October 29, 1986.

     The HIGH INCOME FUND commenced operations on April 11, 2005, as the successor to the Strong High-Yield Bond Fund. The predecessor Strong High-Yield Bond Fund commenced operations on December 28, 1995.

     The HIGH YIELD BOND FUND commenced operations on November 29, 2002.

     The INCOME PLUS FUND commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.

     The INFLATION-PROTECTED BOND FUND commenced operations on February 28,
2003.

     The INTERMEDIATE GOVERNMENT INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust ("WFIT"). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.

     The SHORT DURATION GOVERNMENT BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Short Duration Government Bond Fund to the Short Duration Government Bond Fund effective April 11, 2005.

     The SHORT-TERM BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund. The predecessor Strong Short-Term Bond Fund commenced operations on August 31, 1987 and the predecessor Strong Short-Term Income Fund commenced operations on October 31, 2002.

     The SHORT-TERM HIGH YIELD BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Short-Term High Yield Bond Fund commenced operations on June 30, 1997.

     The STABLE INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The STRATEGIC INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Strategic Income Fund. The predecessor Strong Advisor Strategic Income Fund commenced operations on November 30, 2000. Prior to March 1, 2002, the Fund's name was Strong Advisor Aggressive High-Yield Bond Fund.

     The TOTAL RETURN BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Total Return Bond Fund to the Total Return Bond Fund effective April 11, 2005.

     The ULTRA-SHORT DURATION BOND FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Short Duration Bond Fund. The predecessor Strong Advisor Short Duration Bond Fund commenced operations on March 31, 1994. Prior to November 30, 2000, the Fund's name was Strong Short-Term Global Bond Fund.

     The ULTRA SHORT-TERM INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Income Fund. The predecessor Strong Ultra Short-Term Income Fund commenced operations on November 25, 1988.

                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default;
(ii) the creditworthiness of the credit support provider may deteriorate; and
(iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the Securities and Exchange Commission (the "SEC"). As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectuses, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities;
(ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and
(iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.


Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     The Government Securities Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund and Stable Income Fund are restricted from purchasing high yield securities. The Total Return Bond Fund is limited to purchasing no more than 5% of its net assets in high yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Inflation-Protected Debt Securities
------------------------------------

     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.

     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal. In addition, the Funds may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be more volatile than other mortgage-related securities.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.


     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Preferred Securities
--------------------

     The Funds may invest in securities that are known as "preferred securities" or "hybrid securities". These securities are deemed to be debt obligations although they may have one or more characteristics found in equity securities (E.G., no stated maturity date). The Fund will treat such preferred securities as corporate debt obligations so long as it has some combination of the following characteristics: the security pays interest; the security is priced relative to a U.S. Treasury security; the security is rated by one or more of the Nationally Recognized Statistical Rating Organizations; the security is callable; the security is issued by a corporation or similar for-profit entity; and/or other factors.

Stripped Securities
--------------------

     The following Funds are limited to investing up to 10% of their total assets in stripped mortgage-backed securities: Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short-Term Income Fund and Ultra-Short Duration Bond Fund. The Intermediate Government Income Fund and Short Duration Government Bond Fund are limited to investing up to 10% of their total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon bonds. Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives, including those traded in the over-the-counter market, are often subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment.

Real Estate Securities
----------------------


     Although certain of Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

Depositary Receipts
-------------------

     The Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"), New York Shares and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Interest Rate Protection Transactions
--------------------------------------

     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                           COMPANY OR
                            REGISTRANT/                                                                        INVESTMENT
                             LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------------    -----------------    -----------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for            N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                               1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                 N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2007


                             INTERESTED
                             TRUSTEE                       INDEPENDENT TRUSTEES
                             J. TUCKER   THOMAS S.   PETER G.   OLIVIA     TIMOTHY J.   DONALD C.
FUND                         MORSE       GOHO        GORDON     MITCHELL   PENNY        WILLEKE
Corporate Bond                $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Diversified Bond              $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Government Securities         $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
High Income                   $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
High Yield Bond               $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Income Plus                   $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Inflation-Protected Bond      $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Intermediate Government
Income                        $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Short Duration Government
Bond                          $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Short-Term Bond               $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Short-Term High Yield Bond    $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Stable Income                 $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Strategic Income              $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Total Return Bond             $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Ultra-Short Duration Bond     $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
Ultra Short-Term Income       $  1,181    $  1,278    $  1,438   $  1,181    $  1,181    $  1,181
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/           $170,000    $184,000    $207,000   $170,000    $170,000    $170,000


------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 144 funds).


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                             INTERESTED
                             TRUSTEE                                         INDEPENDENT TRUSTEES
                             J. TUCKER        THOMAS S.        PETER G.         OLIVIA.S.        TIMOTHY J.       DONALD C.
FUND                         MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
Corporate Bond               $0               $0               $      0         $      0         $0               $0
Diversified Bond             $0               $0               $      0         $      0         $0               $0
Government Securities        $0               $0               $      0         $      0         $0               $0
High Income                  $0               $0               $      0         $      0         $0               $0
High Yield Bond              $0               $0               $      0         $      0         $0               $0
Income Plus                  $0               $0               $      0         $      0         $0               $0
                                                                                $50,001-
Inflation-Protected Bond     $0               $0               $      0         $100,000         $0               $0
Intermediate Government
Income                       $0               $0               $      0         $      0         $0               $0
Short Duration Government                                      $10,001-
Bond                         $0               $0               $ 50,000         $      0         $0               $0
Short-Term Bond              $0               $0               $      0         $      0         $0               $0
Short-Term High Yield Bond   $0               $0               $      0         $      0         $0               $0
Stable Income                $0               $0               $      0         $      0         $0               $0
Strategic Income             $0               $0               $      0         $      0         $0               $0
                                                               $10,001-
Total Return Bond            $0               $0               $ 50,000         $      0         $0               $0
Ultra-Short Duration Bond    $0               $0               $      0         $      0         $0               $0
Ultra Short-Term Income      $0               $0               $      0         $      0         $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                   over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 142 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                                                               FEE
FUND                                    PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 High Yield Bond                       0.60%                  First $500M            0.55%
                                                               Next $500M            0.50%
                                                                Next $2B             0.45%
                                                                Next $2B            0.425%
                                                                Over $5B             0.40%
 Income Plus                           0.60%                  First $500M            0.55%
                                                               Next $500M            0.50%
                                                                Next $2B             0.45%
                                                                Next $2B            0.425%
                                                                Over $5B             0.40%
 Intermediate Government Income        0.50%                  First $500M            0.45%
                                                               Next $500M            0.40%
                                                                Next $2B             0.35%
                                                                Next $2B            0.325%
                                                                Over $5B             0.30%
 Short Duration Government Bond        0.50%                  First $500M            0.45%
                                                               Next $500M            0.40%
                                                                Next $2B             0.35%
                                                                Next $2B            0.325%
                                                                Over $5B             0.30%


                                           FEE
FUND                                EFFECTIVE 4/11/05
 Corporate Bond               First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%
 Government Securities        First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%
 High Income                  First $500M            0.55%
                               Next $500M            0.50%
                                Next $2B             0.45%
                                Next $2B            0.425%
                                Over $5B             0.40%
 Short-Term Bond              First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%

                                                FEE
FUND                                     EFFECTIVE 4/11/05
 Short-Term High Yield Bond        First $500M            0.55%
                                    Next $500M            0.50%
                                     Next $2B             0.45%
                                     Next $2B            0.425%
                                     Over $5B             0.40%
 Strategic Income                  First $500M            0.55%
                                    Next $500M            0.50%
                                     Next $2B             0.45%
                                     Next $2B            0.425%
                                     Over $5B             0.40%
 Ultra-Short Duration Bond         First $500M            0.45%
                                    Next $500M            0.40%
                                     Next $2B             0.35%
                                     Next $2B            0.325%
                                     Over $5B             0.30%
 Ultra Short-Term Income           First $500M            0.45%
                                    Next $500M            0.40%
                                     Next $2B             0.35%
                                     Next $2B            0.325%
                                     Over $5B             0.30%


     As described in the second category above, the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each invests 100% of its assets in a single respective Master Portfolio. Because each Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to either invest in more than one Master Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invests all (or substantially all) of its assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to a Master Portfolio of Master Trust in which each gateway feeder Fund invests.

                                                DORMANT
                                  ACTIVE         ASSET                      ANNUAL RATE**
GATEWAY                          ADVISORY     ALLOCATION                   (AS A PERCENTAGE
FEEDER FUND                        FEES          FEES*                      OF NET ASSETS)
                                                             PRIOR TO 8/1/04         EFFECTIVE 8/1/04
Inflation-Protected Bond***         0.00%         0.25%            0.50%        First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%
Stable Income                       0.00%         0.25%            0.50%        First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%

                                         DORMANT
                           ACTIVE         ASSET                      ANNUAL RATE**
GATEWAY                   ADVISORY     ALLOCATION                  (AS A PERCENTAGE
FEEDER FUND                 FEES          FEES*                     OF NET ASSETS)
                                                      PRIOR TO 8/1/04        EFFECTIVE 8/1/04
Total Return Bond***     0.00%        0.25%          0.50%                   First          0.45%
                                                                         $500M
                                                                             Next           0.40%
                                                                         $500M
                                                                         Next $2B           0.35%
                                                                         Next $2B          0.325%
                                                                         Over $5B           0.30%

* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
**   Represents the advisory fee payable to Funds Management as adviser to the
       Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.
***   Funds Management received the advisory fees reflected in the table for the periods prior to August 1, 2004 and from August 1, 2004 to July 26, 2005, as adviser to each stand-alone Fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.

     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                           ADVISORY FEES           MASTER LEVEL
GATEWAY                   (MAXIMUM ASSET         DORMANT ADVISORY
BLENDED FUND             ALLOCATION FEES)            FEES/1/
Diversified Bond                0.25%                  0.42%

/1/   Because the gateway blended Fund invests in two or more Master Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate as of May 31, 2007.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
following Funds paid the following advisory fees and the investment adviser waived the indicated amounts:

                                    05/31/07                                   05/31/06
                                FUNDS MANAGEMENT                           FUNDS MANAGEMENT
                        FEES          FEES        FEES PAID        FEES          FEES        FEES PAID
FUND                  INCURRED       WAIVED     AFTER WAIVER     INCURRED       WAIVED     AFTER WAIVER
Diversified Bond   $  225,337    $  225,337    $        0     $  288,544    $  288,544    $        0
High Yield Bond    $  615,353    $  135,748    $  479,605     $1,253,269    $  152,577    $1,100,692
Income Plus        $  302,399    $  186,837    $  115,562     $  360,606    $  188,447    $  172,159
Inflation-         $        0    $        0    $        0     $   72,176    $   72,176    $        0
Protected Bond/1/
Intermediate       $2,344,234    $1,017,384    $1,326,850     $2,503,480    $  986,989    $1,516,491
Government
Income
Short Duration     $2,265,486    $1,510,949    $  754,537     $2,539,518    $1,616,412    $  923,106
Government
Bond
Stable Income      $        0    $        0    $        0     $        0    $        0    $        0
Total Return       $        0    $        0    $        0     $1,540,886    $1,540,886    $        0
Bond/1/

                                   05/31/05
                               FUNDS MANAGEMENT
                        FEES          FEES       FEES PAID
FUND                  INCURRED       WAIVED     AFTER WAIVER
Diversified Bond   $  402,442    $  339,654    $   62,788
High Yield Bond    $1,689,600    $  275,466    $1,414,134
Income Plus        $  404,830    $  404,830    $        0
Inflation-         $  397,987    $  304,080    $   93,907
Protected Bond/1/
Intermediate       $2,779,753    $  505,134    $2,274,619
Government
Income
Short Duration     $2,088,653    $1,766,087    $  322,566
Government
Bond
Stable Income      $        0    $        0    $        0
Total Return       $2,408,346    $1,297,449    $1,110,897
Bond/1/

/1/   Funds Management received the advisory fees reflected in the table for the year ended May 31, 2005, and the period from June 1, 2005, through July 26, 2005, as adviser to the stand-alone fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                   AVERAGE DAILY
FUND                                NET ASSETS         ANNUAL RATE
 Corporate Bond                   $0-$4B                  0.375%
 High Income
                                  $4-$6B                   0.35%
 Short-Term Bond
 Short-Term High Yield Bond
                                  $   6B                  0.325%
 Ultra-Short Duration Bond
 Government Securities            $0-$4B                   0.35%
                                  $4-$6B                  0.325%
                                Over $6B                   0.30%
 Ultra Short-Term Income          $0-$4B                   0.30%
                                  $4-$6B                  0.275%
                                Over $6B                   0.25%
 Strategic Income                 $0-$4B                   0.50%
                                  $4-$6B                  0.475%
                                Over $6B                   0.45%

     Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

                                         5/31/07                                    5/31/06
                                                         FEES                                       FEES
                                           FEES          PAID                         FEES          PAID
                             FEES         WAIVED        TO WFFM         FEES         WAIVED       TO WFFM
FUND                       INCURRED      BY WFFM     AFTER WAIVER     INCURRED      BY WFFM     AFTER WAIVER
Corporate Bond           $1,246,973    $  784,015     $  462,778    $1,615,526    $  789,548    $  825,978
Government Securities    $4,492,108    $2,459,203     $2,032,905    $4,964,081    $2,297,048    $2,667,033
High Income              $1,869,434    $1,390,793     $  478,641    $1,491,158    $1,226,985    $  264,173
Short-Term Bond          $1,987,662    $1,459,824     $  527,838    $2,330,695    $1,756,656    $  574,039
Short-Term High Yield    $  644,683    $  575,094     $   69,589    $  825,424    $  678,971    $  146,453
Bond
Strategic Income         $  218,325    $  114,303     $  104,022    $  155,511    $  144,121    $   11,390
Ultra-Short Duration     $  133,727    $  133,727     $        0    $  165,684    $  165,684    $        0
Bond
Ultra Short-Term         $3,756,100    $3,257,156     $  498,944    $4,244,867    $3,763,732    $  481,135
Income

                           1/01/05 TO 5/31/05       11/01/04 TO 12/31/04          10/31/04
                             FEES         FEES         FEES        FEES        FEES        FEES
                             PAID        WAIVED        PAID       WAIVED       PAID       WAIVED
FUND                       TO WFFM      BY WFFM       TO SCM      BY SCM      TO SCM      BY SCM
Corporate Bond           $  545,097    $185,611    $2,085,450    $ 79,601   $ 2,085,45   $ 79,601
Government Securities    $1,592,260    $417,227    $5,652,831    $161,142   $5,652,831   $161,142
High Income              $  305,065    $208,140    $1,500,877    $ 41,161   $1,500,877   $ 41,161
Short-Term Bond          $  551,483    $342,733    $2,385,691    $ 89,044   $2,385,691   $ 89,044

                          1/01/05 TO 5/31/05      11/01/04 TO 12/31/04           10/31/04
                            FEES        FEES         FEES        FEES         FEES        FEES
                            PAID       WAIVED        PAID       WAIVED        PAID       WAIVED
FUND                      TO WFFM     BY WFFM       TO SCM      BY SCM       TO SCM      BY SCM
Short-Term High Yield    $189,757    $141,703    $  923,837    $ 32,945   $  923,837   $ 32,945
Bond
Strategic Income         $ 19,688    $ 40,955    $  128,816    $  3,971   $  128,816   $  3,971
Ultra-Short Duration     $ 24,822    $ 50,188    $  240,525    $  8,678   $  240,525   $  8,678
Bond
Ultra Short-Term         $930,055    $731,712    $4,993,358    $225,760   $4,993,358   $225,760
Income

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND*                           SUB-ADVISER              SUB-ADVISORY FEES
 Corporate Bond                Wells Capital       First $100M            0.20%
                                 Management         Next $200M           0.175%
                                                    Next $200M            0.15%
                                                    Over $500M            0.10%
 Government Securities         Wells Capital       First $100M            0.20%
                                 Management         Next $200M           0.175%
                                                    Next $200M            0.15%
                                                    Over $500M            0.10%
 High Income                   Wells Capital       First $100M            0.35%
                                 Management         Next $200M            0.30%
                                                    Next $200M            0.25%
                                                    Over $500M            0.20%
 High Yield Bond               Wells Capital       First $100M            0.35%
                                 Management         Next $200M            0.30%
                                                    Next $200M            0.25%
                                                    Over $500M            0.20%
 Income Plus                   Wells Capital       First $100M            0.20%
                                 Management         Next $200M           0.175%
                                                    Next $200M            0.15%
                                                    Over $500M            0.10%

                                                             First $100M          0.20%
                                                              Next $200M         0.175%
                                        Wells Capital         Next $200M          0.15%
Intermediate Government Income            Management          Over $500M          0.10%
 Short Duration Government Bond         Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term Bond                        Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term High Yield Bond             Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Strategic Income                       Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Ultra-Short Duration Bond              Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Ultra Short-Term Income                Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%

------
* Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds. Prior to July 27, 2005, Wells Capital Management received 0.15% of net assets for assets between $0 and $400 million, 0.125% for assets between $400 and $800 million and 0.10% for assets greater than $800 million for providing investment sub-advisory services to each Fund.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.

FUND*                               SUB-ADVISER              SUB-ADVISORY FEES
 Corporate Bond                    Wells Capital       $  0-$400M             0.20%
 Government Securities               Management        $400-$800M            0.175%
 High Income                                               >$800M             0.15%
 Short-Term Bond
 Short-Term High Yield Bond
 Strategic Income
 Ultra-Short Duration Bond
 Ultra Short-Term Income

------
* Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.


Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Funds Management has engaged Galliard Capital Management, Inc. ("Galliard") and Wells Capital Management, affiliates of Funds Management, to serve as investment sub-advisers to the Master Portfolios in which the gateway funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the master portfolios' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the master portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund, except for the Inflation-Protected Bond Fund and the Total Return Bond Fund, has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

FUND                        MASTER PORTFOLIO                SUB-ADVISER                   SUB-ADVISORY FEES
 Diversified Bond         Inflation-Protected        Wells Capital Management       First $100M         0.20%
                             Bond Portfolio                                          Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
                             Managed Fixed                   Galliard               First $500M         0.10%
                          Income Portfolio/1/                                          Next $1B         0.05%
                                                                                     Over $1.5B         0.03%
                              Total Return           Wells Capital Management       First $100M         0.20%
                             Bond Portfolio                                          Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
 Stable Income               Stable Income                   Galliard               First $500M         0.10%
                              Portfolio/1/                                             Next $1B         0.05%
                                                                                     Over $1.5B         0.03%

/1/   Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio
       are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each, a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                             SUB-ADVISER                 PORTFOLIO MANAGERS
-------------------------------- --------------------------  -----------------------------
Corporate Bond                   Wells Capital Management    D. James Newton II, CFA, CPA
                                                             Janet S. Rilling, CFA, CPA
Diversified Bond                 Funds Management            Thomas C. Biwer, CFA
                                                             Christian L. Chan, CFA
                                                             Andrew Owen, CFA
Government Securities            Wells Capital Management    Michael J. Bray, CFA
                                                             W. Frank Koster
                                                             Jay N. Mueller, CFA
Income Plus                      Wells Capital Management    W. Frank Koster
                                                             Thomas M. Price, CFA
High Income                      Wells Capital Management    Kevin J. Maas, CFA
Short-Term High Yield Bond                                   Thomas M. Price, CFA
Strategic Income                                             Michael J. Schueller, CFA
High Yield Bond                  Wells Capital Management    Niklas Nordenfelt, CFA
                                                             Phillip Susser
Inflation-Protected Bond         Wells Capital Management    Michael J. Bray, CFA
                                                             Jay N. Mueller, CFA
Intermediate Government Income   Wells Capital Management    William C. Stevens

                                                             Thomas M. O'Connor, CFA
Short Duration Government Bond   Wells Capital Management    William C. Stevens
Short-Term Bond                  Wells Capital Management    Jay N. Mueller, CFA
                                                             Janet S. Rilling, CFA, CPA
Total Return Bond                Wells Capital Management    Troy Ludgood
                                                             Thomas M. O'Connor, CFA
                                                             Lynne A. Royer
                                                             William C. Stevens
Ultra-Short Duration Bond        Wells Capital Management    Jay N. Mueller, CFA
Ultra Short-Term Income                                      D. James Newton II
                                                             Thomas M. Price, CFA
Stable Income                    Galliard                    Richard Merriam, CFA
                                                             Ajay Mirza, CFA


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                      REGISTERED                    OTHER POOLED
                                      INVESTMENT                     INVESTMENT
                                       COMPANIES                      VEHICLES                     OTHER ACCOUNTS
                                 NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                   OF            ASSETS           OF            ASSETS           OF            ASSETS
PORTFOLIO MANAGER/1/            ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             10            $ 5.9B            0               $0             4             $ 2.2M
 Christian L. Chan, CFA           10            $ 5.9B            0               $0             2             $ 130K
 Andrew Owen, CFA                 10            $ 5.9B            0               $0             1             $  80K

                                      REGISTERED            OTHER POOLED
                                      INVESTMENT             INVESTMENT
                                       COMPANIES              VEHICLES          OTHER ACCOUNTS
                                  NUMBER       TOTAL      NUMBER     TOTAL     NUMBER      TOTAL
                                    OF        ASSETS        OF       ASSETS      OF       ASSETS
PORTFOLIO MANAGER/1/             ACCOUNTS     MANAGED    ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
GALLIARD
 Richard Merriam, CFA               1        $ 995.7M       0       $    0      25        $ 2.0B
 Ajay Mirza, CFA                    1        $ 995.7M       4       $ 7.8B       7        $ 3.1B
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA               0        $      0       0       $    0       5        $ 1.3B
 W. Frank Koster                    1        $    50M       3       $ 900M      33        $ 1.7B
 Troy Ludgood                       4        $   3.6B       3       $ 1.2B      34        $ 9.2B
 Kevin J. Maas, CFA                 0        $      0       0       $    0       4        $  12M
 Jay N. Mueller, CFA                0        $      0       0       $    0       9        $ 342M
 D. James Newton II, CFA, CPA       0        $      0       0       $    0      12        $ 280M
 Niklas Nordenfelt, CFA             2        $   795M       1       $ 228M      19        $ 2.6B
 Thomas M. O'Connor, CFA            6        $   3.6B       3       $ 1.2B      35        $ 9.3B
 Thomas M. Price, CFA               0        $      0       0       $    0       5        $  12M
 Janet S. Rilling, CFA, CPA         0        $      0       0       $    0      34        $ 1.8B
 Lynne A. Royer                     6        $   3.6B       3       $ 1.2B      36        $ 9.2B
 Michael J. Schueller, CFA          0        $      0       0       $    0       5        $  12M
 William C. Stevens                 6        $   3.6B       3       $ 1.2B      42        $ 9.3B
 Phillip Susser                     2        $   795M       1       $ 228M      19        $ 2.6B

/1/   If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                     REGISTERED          OTHER POOLED
                                     INVESTMENT           INVESTMENT              OTHER
                                     COMPANIES             VEHICLES              ACCOUNTS
                                  NUMBER     TOTAL     NUMBER     TOTAL     NUMBER      TOTAL
                                    OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*               ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA               0      $0            0      $0            0        $     0
 Christian L. Chan, CFA             0      $0            0      $0            0        $     0
 Andrew Owen, CFA                   0      $0            0      $0            0        $     0
GALLIARD
 Richard Merriam, CFA               0      $0            0      $0            2        $ 83.7M
 Ajay Mirza, CFA                    0      $0            0      $0            0        $     0
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA               0      $0            0      $0            0        $     0
 W. Frank Koster                    0      $0            0      $0            0        $     0
 Troy Ludgood                       0      $0            0      $0            2        $  2.4B
 Kevin J. Maas, CFA                 0      $0            0      $0            0        $     0
 Jay N. Mueller, CFA                0      $0            0      $0            0        $     0
 D. James Newton II, CFA, CPA       0      $0            0      $0            0        $     0
 Niklas Nordenfelt, CFA             0      $0            0      $0            7        $  1.5B
 Thomas M. O'Connor, CFA            0      $0            0      $0            2        $  2.4B
 Thomas M. Price, CFA               0      $0            0      $0            0        $     0

                                                                        OTHER POOLED
                                     REGISTERED INVESTMENT               INVESTMENT                        OTHER
                                           COMPANIES                      VEHICLES                        ACCOUNTS
                                     NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                       OF            ASSETS           OF            ASSETS           OF            ASSETS
PORTFOLIO MANAGER*                  ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
 Janet S. Rilling, CFA, CPA            0           $0                 0           $0                 0             $    0
 Lynne A. Royer                        0           $0                 0           $0                 2             $ 2.4B
 Michael J. Schueller, CFA             0           $0                 0           $0                 0             $    0
 William C. Stevens                    0           $0                 0           $0                 2             $ 2.4B
 Phillip Susser                        0           $0                 0           $0                 7             $ 1.5B

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Advisers minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     GALLIARD. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     GALLIARD COMPENSATION. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance. The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                    FUND                                  BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                Diversified Bond                      $              0
 Christian L. Chan, CFA                                                    $              0
 Andrew Owen, CFA                                                          $              0
 GALLIARD
 Richard Merriam, CFA                Stable Income                         $              0
 Ajay Mirza, CFA                     Stable Income                         $              0
 WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                Government Securities                 $              0
                                     Inflation-Protected Bond              $              0
 W. Frank Koster                     Government Securities                 $              0
                                     Income Plus                           $              0
 Troy Ludgood                        Total Return Bond                     $              0
 Kevin J. Maas, CFA                  High Income                           $              0
                                     Short-Term High Yield Bond            $              0
                                     Strategic Income                      $              0
 Jay N. Mueller, CFA                 Government Securities                 $              0
                                     Inflation-Protected Bond              $              0
                                     Short-Term Bond                       $50,001-$100,000
                                     Ultra-Short Duration Bond             $              0
                                     Ultra Short-Term Income               $50,001-$100,000
 D. James Newton II, CFA, CPA        Corporate Bond                        $      1-$10,000
                                     Ultra-Short Duration Bond             $              0
                                     Ultra Short-Term Income               $              0
 Niklas Nordenfelt, CFA              High Yield Bond                       $              0
 Thomas M. O'Connor, CFA             Short Duration Government Bond        $              0
                                     Total Return Bond                     $              0
 Thomas M. Price, CFA                High Income                           $ 10,001-$50,000
                                     Income Plus                           $              0

PORTFOLIO MANAGER                  FUND                                  BENEFICIAL OWNERSHIP
                                   Short-Term High Yield Bond            $  10,001-$50,000
                                   Strategic Income                      $ 50,001-$100,000
                                   Ultra-Short Duration Bond             $               0
                                   Ultra Short-Term Income               $  10,001-$50,000
 Janet S. Rilling, CFA, CPA        Corporate Bond                        $100,001-$500,000
                                   Short-Term Bond                       $  10,001-$50,000
 Lynne Royer                       Total Return Bond                     $               0
 Michael J. Schueller, CFA         High Income                           $               0
                                   Short-Term High Yield Bond            $ 50,001-$100,000
                                   Strategic Income                      $  10,001-$50,000
 William C. Stevens                Intermediate Government Income        $               0
                                   Short Duration Government Bond        $100,001-$500,000
                                   Total Return Bond                     $100,001-$500,000
 Phillip Susser                    High Yield Bond                       $               0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                  FUND-LEVEL                          CLASS-LEVEL
SHARE CLASS                      ADMIN. FEE/1/                        ADMIN. FEE               TOTAL ADMIN FEE
                                               (% OF           (% OF                                (% OF
                       AVERAGE DAILY NET   AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY      AVERAGE DAILY
                             ASSETS         NET ASSETS)     NET ASSETS)        NET ASSETS        NET ASSETS)
 Class A, Class B,    $0-$4.99 billion          0.05%           0.28%     $0-$4.99 billion           0.33%
 Class C and          $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.32%
 Advisor Class        >$9.99 billion            0.03%                     >$9.99 billion             0.31%
 Administrator        $0-$4.99 billion          0.05%           0.10%     $0-$4.99 billion           0.15%
 Class/2/             $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.14%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.13%
 Institutional        $0-$4.99 billion          0.05%           0.08%     $0-$4.99 billion           0.13%
 Class/3/             $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.12%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.11%
 Investor Class and   $0-$4.99 billion          0.05%           0.40%     $0-$4.99 billion           0.45%
 Class Z/4/           $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.44%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.43%


/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
/2/   Prior to April 11, 2005, the class level fee was 0.20%.
/3/   Prior to April 11, 2005, the class level fee was 0.10%.

/4/   Effective October 1, 2007, the class-level administration fee for
       Investor Class and Class Z was reduced by 0.05%, as shown in the table.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid the following administrative fees. The table does not contain information on Class B shares of the Government Securities Fund, Class B and Class C shares of the High Income Fund, Investor Class and Institutional Class of the Income Plus Fund, and Class C of the Ultra Short-Term Income Fund, because these classes of shares are not expected to commence operations until after the closing of the proposed reorganziation. The table does not contain information on the Class C shares of the Short-Term Bond Fund and Short-Term High Yield Bond Fund because these classes of shares did not commence operations until March 31, 2008.


                                                YEAR ENDED
                                                  5/31/07
                                                FUNDS MGMT
                                                             ADMINISTRATIVE
                                 ADMINISTRATIVE                   FEES
                                      FEES                     PAID AFTER
FUND                                INCURRED       WAIVER        WAIVER
DIVERSIFIED BOND (Fund Level)        $45,067      $38,449        $6,618

                                                              YEAR ENDED
                                                                5/31/07
                                                              FUNDS MGMT
                                                                           ADMINISTRATIVE
                                               ADMINISTRATIVE                   FEES
                                                    FEES                     PAID AFTER
FUND                                              INCURRED       WAIVER        WAIVER
 Administrator Class                              $ 90,135      $      0      $ 90,135
HIGH YIELD BOND (Fund Level)                      $ 55,941      $      0      $ 55,941
 Class A                                          $218,566      $      0      $218,566
 Class B                                          $ 55,049      $      0      $ 55,049
 Class C                                          $ 39,656      $      0      $ 39,656
INCOME PLUS (Fund Level)                          $ 27,491      $      0      $ 27,491
 Class A                                          $102,926      $      0      $102,926
 Class B                                          $ 36,439      $      0      $ 36,439
 Class C                                          $ 14,583      $      0      $ 14,583
INFLATION-PROTECTED BOND (Fund Level)             $ 45,280      $ 45,280      $      0
 Class A                                          $ 74,359      $ 49,840      $ 24,519
 Class B                                          $ 25,157      $ 16,862      $  8,295
 Class C                                          $ 25,209      $ 16,897      $  8,312
 Administrator Class                              $ 46,016      $ 46,016      $      0
INTERMEDIATE GOVERNMENT INCOME (Fund Level)       $262,599      $      0      $262,599
 Class A                                          $327,824      $      0      $327,824
 Class B                                          $ 48,919      $      0      $ 48,919
 Class C                                          $ 23,879      $      0      $ 23,879
 Administrator Class                              $382,118      $      0      $382,118
SHORT DURATION GOVERNMENT BOND (Fund Level)       $252,268      $      0      $252,268
 Class A                                          $215,023      $      0      $215,023
 Class B                                          $ 43,058      $      0      $ 43,058
 Class C                                          $ 27,527      $      0      $ 27,527
 Administrator Class                              $362,536      $      0      $362,536
 Institutional Class                              $ 31,997      $      0      $ 31,997
STABLE INCOME (Fund Level)                        $209,976      $209,976      $      0
 Class A                                          $158,676      $ 63,403      $ 95,273
 Class B                                          $ 22,212      $  8,875      $ 13,337
 Class C                                          $ 11,952      $  4,776      $  7,176
 Administrator Class                              $351,081      $351,081      $      0
TOTAL RETURN BOND (Fund Level)                    $653,708      $653,708      $      0
 Class A                                          $186,511      $ 41,858      $144,653
 Class B                                          $ 54,040      $ 12,128      $ 41,912
 Class C                                          $ 19,147      $  4,297      $ 14,850
 Class Z                                          $ 23,862      $  3,332      $ 20,530
 Administrator Class                              $821,672      $516,338      $305,334
 Institutional Class                              $310,153      $243,625      $ 66,528

                                       FEES PAID        FEES PAID
                                      YEAR ENDED        YEAR ENDED
                                        5/31/06          5/31/05
FUND                                  FUNDS MGMT        FUNDS MGMT
DIVERSIFIED BOND (Fund Level)           $57,709         $ 80,488
 Administrator Class                    $91,384         $302,956

                                                     FEES PAID        FEES PAID
                                                    YEAR ENDED        YEAR ENDED
                                                      5/31/06          5/31/05
FUND                                                FUNDS MGMT        FUNDS MGMT
HIGH YIELD BOND (Fund Level)                         $113,933         $151,283
 Class A                                             $519,225         $699,875
 Class B                                             $ 68,165         $ 78,795
 Class C                                             $ 50,637         $ 68,515
INCOME PLUS (Fund Level)                             $ 32,782         $ 36,231
 Class A                                             $118,162         $106,784
 Class B                                             $ 48,269         $ 76,855
 Class C                                             $ 17,150         $ 19,253
INFLATION-PROTECTED BOND (Fund Level)                $      0         $ 43,557
 Class A                                             $      0         $ 73,753
 Class B                                             $      0         $ 32,375
 Class C                                             $      0         $ 35,894
Administrator Class                                  $      0         $ 65,749
INTERMEDIATE GOVERNMENT INCOME (Fund Level)          $281,685         $307,726
 Class A                                             $372,342         $453,606
 Class B                                             $ 69,789         $108,143
 Class C                                             $ 31,112         $ 46,644
 Administrator Class                                 $394,354         $741,327
SHORT DURATION GOVERNMENT BOND (Fund Level)          $286,190         $288,509
 Class A                                             $241,671         $151,618
 Class B                                             $ 63,275         $ 34,712
 Class C                                             $ 44,241         $ 73,465
 Administrator Class                                 $431,981         $666,112
 Institutional Class                                 $ 12,551         $      1
STABLE INCOME (Fund Level)                           $      0         $313,360
 Class A                                             $      0         $350,033
 Class B                                             $      0         $ 79,025
 Class C                                             $      0         $ 26,721
 Administrator Class                                 $      0         $878,036
TOTAL RETURN BOND (Fund Level)                       $608,331         $271,318
 Class A                                             $      0         $149,079
 Class B                                             $      0         $ 29,951
 Class C                                             $      0         $ 18,265
 Class Z                                             $      0         $ 18,437
 Administrator Class                                 $324,536         $607,043
 Institutional Class                                 $243,997         $108,606

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from each predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the classes of shares shown below:

                 ALL FORMER STRONG FUNDS (EXCEPT FOR ULTRA SHORT-TERM INCOME
FUND)

CLASS                                                                FEE
       Class A, Class B, Class C, Advisor Class, Investor            0.28%
       Class and Class Z Shares
       Administrator Class (formerly Class K) Shares                 0.25%
       Institutional Class Shares                                    0.02%

                          ULTRA SHORT-TERM INCOME FUND

CLASS                                                           FEE
       Administrator Class (formerly Class K) Shares            0.25%
       Institutional Class Shares                               0.02%
       Advisor Class and Investor Class Shares                  0.33%

     Therefore, the table below shows the administrative fees paid by either the Funds noted above or their predecessor portfolios. Payments cover both SIS and Funds Management.

                                                      YEAR ENDED
FUND                                                 5/31/07 WFFM
                             Administrative Fees         Waiver       Administrative Fees
                                   Incurred                            Paid After Waiver
CORPORATE BOND FUND
 Fund Level                  $  138,533                  $    0       $  138,533
 Advisor Class               $   39,168                  $    0       $   39,168
 Institutional Class         $   16,258                  $    0       $   16,258
 Investor Class              $1,092,391                  $    0       $1,092,391
GOVERNMENT SECURITIES
FUND
 Fund Level                  $  534,587                  $    0       $  534,587
 Class C/1/                  $    3,900                  $    0       $    3,900
 Administrator Class         $  109,014                  $    0       $  109,014
 Advisor Class               $  168,350                  $    0       $  168,350
 Institutional Class         $   86,205                  $    0       $   86,205
 Investor Class              $3,558,986                  $    0       $3,558,986
HIGH INCOME FUND
 Fund Level                  $  169,949                  $    0       $  169,949
 Advisor Class               $  279,842                  $    0       $  279,842
 Institutional Class         $    1,326                  $    0       $    1,326
 Investor Class              $  866,280                  $    0       $  866,280
SHORT-TERM BOND FUND
 Fund Level                  $  220,851                  $    0       $  220,851
 Advisor Class               $   18,418                  $    0       $   18,418
 Institutional Class         $   57,690                  $    0       $   57,690
 Investor Class              $1,633,555                  $    0       $1,633,555
SHORT-TERM HIGH YIELD
BOND FUND
 Fund Level                  $   58,608                  $    0       $   58,608
 Advisor Class               $   61,261                  $    0       $   61,261
 Investor Class              $  362,319                  $    0       $  362,319
STRATEGIC INCOME FUND
 Fund Level                  $   19,848                  $    0       $   19,848
 Class A                     $   72,230                  $    0       $   72,230
 Class B                     $   27,291                  $    0       $   27,291

                                               YEAR ENDED
FUND                                          5/31/07 WFFM
 Class C                     $   11,627         $     0         $   11,627
ULTRA-SHORT DURATION
BOND FUND
 Fund Level                  $   14,859         $14,859         $        0
 Class A                     $   36,663         $10,215         $   26,448
 Class B                     $   14,506         $ 4,042         $   10,464
 Class C                     $    8,787         $ 2,448         $    6,339
 Class Z                     $   37,368         $ 6,478         $   30,890
ULTRA SHORT-TERM
INCOME FUND
 Fund Level                  $  438,263         $     0         $  438,263
 Administrator Class         $    7,471         $     0         $    7,471
 Advisor Class               $  138,216         $     0         $  138,216
 Institutional Class         $   37,824         $     0         $   37,824
 Investor Class              $3,475,853         $     0         $3,475,853

                                                    FEES PAID            FEES PAID            FEES PAID
                               FEES PAID           11/01/04 -            11/01/04 -          YEAR ENDED
                              YEAR ENDED             5/31/05              5/31/05             10/31/04
FUND                         5/31/06 WFFM              SIS                  WFFM                 SIS
CORPORATE BOND FUND
 Fund Level                   $  179,503              N/A                 $ 30,639              N/A
 Investor Class               $1,371,151           $  474,627             $218,409           $1,331,814
 Advisor Class                $   45,038           $   23,581             $  6,872           $   65,427
 Institutional Class          $   30,576           $    6,503             $  8,231           $   15,824
GOVERNMENT SECURITIES FUND
 Fund Level                   $  602,012              N/A                 $ 92,614              N/A
 Class C/1/                   $    4,882           $    3,263             $    882           $    9,730
 Investor Class               $4,468,478           $1,458,540             $731,825           $4,122,989
 Administrator Class          $   66,960              N/A                  N/A                  N/A
 Advisor Class                $  183,316           $   89,705             $ 27,059           $  253,270
 Institutional Class          $   61,483           $    7,704             $ 10,093           $   18,942
HIGH INCOME FUND
 Fund Level                   $  135,560              N/A                 $ 18,983              N/A
 Investor Class               $  905,691           $  352,335             $139,820           $  967,026
 Advisor Class                $   95,711           $   27,162             $  5,942           $   69,932
 Institutional Class          $    2,467           $      314             $    343           $    8,343
SHORT-TERM BOND FUND
 Fund Level                   $  260,367              N/A                 $ 39,878              N/A
 Investor Class               $2,022,796           $  601,461             $321,377           $1,653,728
 Advisor Class                $   18,886           $   11,511             $  3,243           $   32,436
 Institutional Class          $   51,582           $    4,482             $  5,744           $   11,792
SHORT-TERM HIGH YIELD BOND FUND
 Fund Level                   $   75,039              N/A                 $ 12,047              N/A
 Investor Class               $  457,660           $  189,165             $ 73,576           $  539,912
 Advisor Class                $   82,023           $   63,011             $ 13,110           $  175,979
STRATEGIC INCOME FUND
 Fund Level                   $   14,137              N/A                 $  1,931              N/A
 Class A                      $   41,132           $   17,477             $  5,204           $   18,853
 Class B                      $   27,846           $   13,138             $  4,063           $   26,101

                                                    FEES PAID            FEES PAID            FEES PAID
                               FEES PAID           11/01/04 -            11/01/04 -          YEAR ENDED
                              YEAR ENDED             5/31/05              5/31/05             10/31/04
FUND                         5/31/06 WFFM              SIS                  WFFM                 SIS
 Class C                      $   10,190           $    5,771             $  1,456           $   14,981
ULTRA-SHORT DURATION BOND FUND
 Fund Level                   $   18,409              N/A                 $  3,030              N/A
 Class A                      $        0           $   21,238             $  5,948           $   62,185
 Class B                      $        0           $   11,917             $  3,427           $   32,773
 Class C                      $        0           $   10,249             $  2,483           $   36,509
 Class Z                      $   18,830           $   17,792             $  8,209           $   55,091
ULTRA SHORT-TERM INCOME FUND
 Fund Level                   $  501,013              N/A                 $ 79,824              N/A
 Investor Class               $4,025,402           $1,694,814             $644,374           $5,047,001
 Advisor Class                $  150,047           $  109,682             $ 24,057           $  343,963
 Administrator Class          $    3,726              N/A                  N/A                  N/A
 Institutional Class          $   40,142           $    4,939             $  6,280           $   21,216

/1/   First offered on December 26, 2002.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     For the fiscal year ended May 31, 2007, the Funds paid Funds Distributor the following fees for distribution-related services. The table does not contain information on Class B shares of the Government Securities Fund, Class B and Class C shares of the High Income Fund, and Class C of the Ultra Short-Term Income Fund, because these classes of shares are not expected to commence operations until after the closing of the proposed reorganziation. The table does not contain information on the Class C shares of the Short-Term Bond Fund and Short-Term High Yield Bond Fund because these classes of shares did not commence operations until March 31, 2008.

                                DISTRIBUTION FEES

                                                 PRINTING,      COMPENSATION      COMPENSATION
                                                 MAILING &           TO                TO
FUND/CLASS         TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DLRS        OTHER*
 GOVERNMENT SECURITIES FUND
  Class C        $ 10,446           $0              $0             $ 7,011          $ 3,435        $      0
 HIGH YIELD BOND FUND
  Class B        $147,453           $0              $0             $     0          $     0        $147,453
  Class C        $106,220           $0              $0             $66,207          $40,013        $      0
 INCOME PLUS FUND
  Class B        $ 97,606           $0              $0             $     0          $     0        $ 97,606
  Class C        $ 39,062           $0              $0             $24,095          $14,967        $      0
 INFLATION-PROTECTED BOND FUND
  Class B        $ 67,385           $0              $0             $     0          $     0        $ 67,385
  Class C        $ 67,525           $0              $0             $38,636          $28,889        $      0
 INTERMEDIATE GOVERNMENT INCOME FUND
  Class B        $131,032           $0              $0             $     0          $     0        $131,032
  Class C        $ 63,963           $0              $0             $41,291          $22,672        $      0
 SHORT DURATION GOVERNMENT BOND FUND
  Class B        $115,333           $0              $0             $     0          $     0        $115,333
  Class C        $ 73,735           $0              $0             $46,715          $27,020        $      0
 STABLE INCOME FUND
  Class B        $ 54,494           $0              $0             $     0          $     0        $ 54,494
  Class C        $ 32,015           $0              $0             $21,077          $10,938        $      0
 STRATEGIC INCOME FUND
  Class B        $ 73,100           $0              $0             $     0          $     0        $ 73,100
  Class C        $ 31,143           $0              $0             $22,300          $ 8,843        $      0
 TOTAL RETURN BOND FUND
  Class B        $144,750           $0              $0             $     0          $     0        $144,750
  Class C        $ 51,286           $0              $0             $31,965          $19,321        $      0
 ULTRA-SHORT DURATION BOND FUND
  Class B        $ 38,856           $0              $0             $     0          $     0        $ 38,856
  Class C        $ 23,537           $0              $0             $12,784          $10,753        $      0

------
* WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund , except the Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds. The Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor was as follows:

        YEAR ENDED                      YEAR ENDED             APRIL 11, 2005 - MAY 31,
       MAY 31, 2007                    MAY 31, 2006                      2005
    PAID          RETAINED          PAID         RETAINED         PAID         RETAINED
 $   316,463        $345         $522,439        $17,396        $14,499        $14,499

     Prior to April 11, 2005, Stephens Inc. ("Stephens") served as the principal underwriter distributing securities of the Diversified Bond, High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income and Total Return Bond Funds on a continuous basis. Prior to April 11, 2005, Strong Investments, Inc. ("SII") served as the principal underwriter for the predecessor portfolios of the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds.

     For the period June 1, 2004, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:

 JUNE 1, 2004 - APRIL 10,
            2005
    PAID           RETAINED
 $  86,992         $86,992

     For the period June 1, 2004, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was as follows:

 JUNE 1, 2004 - APRIL 10,
           2005
    PAID          RETAINED
 $  8,065         $8,065

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Stable Income, Short Duration Government Bond, and the Ultra-Short Duration Bond Funds, is as follows:

                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    4.50%                  4.71%                  4.00%
 $50,000 to $99,999                   4.00%                  4.17%                  3.50%
 $100,000 to $249,999                 3.50%                  3.63%                  3.00%
 $250,000 to $499,999                 2.50%                  2.56%                  2.25%
 $500,000 to $999,999                 2.00%                  2.04%                  1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                  1.00%

------
/1/   We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Stable Income Fund and Ultra-Short Duration Bond Fund is as follows:

                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    2.00%                  2.04%                  1.75%
 $50,000 to $99,999                   1.50%                  1.52%                  1.25%
 $100,000 to $249,999                 1.00%                  1.01%                  0.85%
 $250,000 to $499,999                 0.75%                  0.76%                  0.70%
 $500,000 to $999,999                 0.50%                  0.50%                  0.50%
 $1,000,000 and over/1/               0.00%                  0.00%                  0.50%

------
/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund is as follows:

                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    3.00%                  3.09%                  2.50%
 $50,000 to $99,999                   2.50%                  2.56%                  2.00%
 $100,000 to $249,999                 2.00%                  2.04%                  1.75%
 $250,000 to $499,999                 1.50%                  1.52%                  1.25%
 $500,000 to $999,999                 1.00%                  1.01%                  0.75%
 $1,000,000 and over/1/               0.00%                  0.00%                  0.50%

------
/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and


  o Family members, as defined in the prospectus, of any of the above.

     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the proposed reorganization of the Intermediate Govenment Income Fund into the Government Securities Fund and the High Yield Bond Fund into the High Income Fund.

     Investors Eligible to Acquire Class B Shares of the Government Securities
     -------------------------------------------------------------------------
Fund, Class C Shares of the Ultra Short-Term Income Fund, Class B and Class C
-----------------------------------------------------------------------------
shares of the High Income Fund and Investor and Institutional Class Shares of
-----------------------------------------------------------------------------
the Income Plus Fund. Class B Shares of the Government Securities Fund, Class C
--------------------
Shares of the Ultra Short-Term Income Fund Class B and Class C shares of the High Income Fund, and Investor and Institutional Class Shares of the Income Plus Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class B Shares of the Intermediate Government Income Fund, Class C Shares of the Ultra Short Duration Bond Fund, Class B and Class C shares of the High Yield Bond Fund, and Investor and Institutional Class Shares of the Corporate Bond Fund. Currently, Class B Shares of the Government Securities Fund, Class C Shares of the Ultra Short-Term Income Fund, Class B and Class C shares of the High Income Fund, and Investor and Institutional Class Shares of the Income Plus Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, and thereafter to any other investors, which, if duly approved, is expected to occur on July 18, 2008. Thereafter, Class B Shares of the Government Securities Fund, Class C Shares of the Ultra Short-Term Income Fund, Class B and Class C shares of the High Income Fund, and Investor and Institutional Class Shares of the Income Plus Fund will be available for investment to any other investors.


     Additional Investors Eligible to Purchase Class Z Shares of the Total
     ---------------------------------------------------------------------
Return Bond and Ultra-Short Duration Bond Funds ("Class Z shares"):
-------------------------------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.


  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.


  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities.

For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:


                                       MAY 31,        MAY 31,
FUND                                     2007          2006
Corporate Bond                           162%           157%
Diversified Bond                         158%           163%
Government Securities                    159%           207%
High Income                               82%            98%
High Yield Bond                           79%            96%
Income Plus                              205%           171%
Inflation-Protected Bond                  37%            47%
Intermediate Government Income           142%           153%
Short Duration Government Bond           493%           316%
Short-Term Bond                           38%            28%
Short-Term High Yield Bond                50%            60%
Stable Income                             21%            23%
Strategic Income                          79%            89%
Total Return Bond                        665%           704%
Ultra-Short Duration Bond                 27%            23%
Ultra Short-Term Income                   28%            26%

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                       TOTAL BROKERAGE COMMISSIONS PAID1

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                          05/31/07          05/31/06         05/31/2005
 Diversified Bond Fund                       $       0         $       0         $       0
 High Yield Bond Fund                        $    7/2/         $1,600/2/         $4,564/2/
 Income Plus Fund                            $       0         $    0/3/         $  554/3/
 Inflation-Protected Bond Fund               $       0         $       0         $       0
 Intermediate Government Income Fund         $4,271/4/         $2,160/4/         $    0/4/
 Short Duration Government Bond Fund         $       0         $       0         $       0
 Stable Income Fund                          $       0         $       0         $       0
 Total Return Bond Fund                      $       0         $       0         $       7

------
1   No commissions were paid to affiliated brokers.
/2/   The year over year decrease in commission fees for the High Yield Bond
       Fund is due to the decrease of equity trades in the portfolio. The 2005-2006 fees were unusual in that the account typically does not trade equities as evident by the decrease in the commission fees in 2006-2007. The 2005-2006 equity positions/sales were accumulated through bankruptcy resolutions, and the 2006-2007 equity sales was fractional share liquidation.
3   The commission for the Income Plus Fund incurred from sales of common stocks acquired from corporate action settlement.
4   The increase in total commission for the Intermediate Government Income
       Fund between 2005 and 2006 and between 2006 and 2007 was due to an increase in futures trades.

     Former Strong Funds. For the fiscal year ends listed below, the Funds or
     -------------------
the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                            TOTAL BROKERAGE COMMISSIONS PAID/1/

                                    YEAR ENDED        YEAR ENDED         YEAR ENDED
FUND                                  5/31/07           5/31/06           5/31/05
 Corporate Bond                     $3,741/2/         $13,044/2/        $45,254/2/
 Government Securities              $  54,888         $36,246/3/        $81,526/3/
 High Income Fund                   $     184         $   108/4/        $     0/4/
 Short-Term Bond                    $7,335/5/         $     0/5/        $ 7,612/5/
 Short-Term High Yield Bond         $       0         $   144/6/        $        0
 Strategic Income                   $  926/7/         $ 2,354/7/        $ 9,044/7/
 Ultra-Short Duration Bond          $     249         $   336/8/        $ 1,044/8/
 Ultra Short-Term Income            $  16,697         $11,595/9/        $37,352/9/

------
1   No commissions were paid to affiliated brokers.
2   The drop in total commission for the Corporate Bond Fund between 2007 and
       2006 was due to reduced futures trading. The drop in commission between 2005 and 2006 was due to a lower commission schedule (the commission was re-negotiated down from $4.25 per contract to $1.60) and less futures transactions.
3   The drop in commission for the Government Securities Fund between 2005 and
       2006 was due to a lower commission schedule (the commission was re-negotiated down from $4.25 per contract to $1.60) and less futures transactions.
4   The increase in total commission for the High Income Fund between 2005 and
       2006 was due to an increase in interest rate futures trades.
5   The drop in total commission for the Short-Term Bond Fund between 2005 and
       2006 was due to less futures trading. The increase between 2006 and 2007 was due to increased futures trading.
6   The commission for the Short-Term High Yield Bond Fund in 2006 was due to
       interest rate futures trades.
7   The drops in total commission for the Strategic Income Fund between 2007 and 2006 and between 2006 and 2005 were due to fewer equity trades.
8   The drop in total commission for the Ultra-Short Duration Bond Fund between
       2005 and 2006 was due to fewer interest rate futures trades.
9   The drop in total commission for the Ultra Short-Term Income Fund between
       2005 and 2006 was due to decreased futures trading.

     Directed Brokerage Transactions. For the fiscal year ended May 31, 2007,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of May 31, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                        BROKER/DEALER                     SHARE VALUE
 Corporate Bond Fund        Barclays Capital Group           $ 1,239,000
                            Bear Stearns                     $ 1,774,000
                            Citigroup                        $ 6,046,000
                            Credit Suisse First Boston       $ 3,467,000
                            Goldman Sachs & Co.              $ 5,934,000
                            HSBC Holdings Plc                $ 2,621,000
                            JP Morgan Chase & Co.            $ 1,728,000
                            Lehman Brothers Inc.             $ 2,621,000
                            Merrill Lynch & Co.              $ 1,847,000
                            Morgan Stanley                   $ 5,325,000
                            UBS Warburg                      $ 1,472,000

 Diversified Bond Fund      N/A                             N/A

 Government Securities      Bank of America                  $ 7,800,000
 Fund
                            Bear Stearns                     $46,855,000
                            Citigroup                        $45,941,000
                            Credit Suisse First Boston       $   400,000
                            JP Morgan Chase & Co.            $16,089,000
                            Merrill Lynch & Co.              $   684,000
                            Morgan Stanley                   $ 3,057,000

                                Salomon Smith Barney            $1,658,000
                                UBS Warburg                      $   135,000

 High Income Fund               Bank of America                  $   874,000
                                Bear Stearns                     $ 1,457,000
                                Citigroup                        $ 2,563,000
                                JP Morgan Chase & Co.            $    80,000
                                Lehman Brothers Inc.             $   146,000
                                Merrill Lynch & Co.              $   204,000
                                Morgan Stanley                   $ 4,437,000

 High Yield Bond Fund           Bank of America                  $   188,000
                                Bear Stearns                     $   314,000
                                Citigroup                        $   553,000
                                Credit Suisse First Boston       $   518,000
                                JP Morgan Chase & Co.            $    17,000
                                Lehman Brothers Inc.             $    31,000
                                Merrill Lynch & Co.              $    44,000
                                Morgan Stanley                   $   957,000

 Income Plus Fund               Bank of America                  $   510,000
                                Citigroup                        $ 2,860,000
                                Credit Suisse First Boston       $ 2,622,000
                                JP Morgan Chase & Co.            $ 2,118,000
                                Morgan Stanley                   $   201,000
                                Barclays Capital Inc.            $   193,000
                                HSBC Holdings Plc                $   231,000
                                Bear Stearns                     $ 2,157,000
                                Merrill Lynch & Co.              $    31,000
                                UBS Warburg                      $     6,000

 Inflation-Protected Bond       N/A                             N/A
 Fund

 Intermediate Government        JP Morgan Chase & Co.            $ 7,901,000
 Income Fund
                                Lehman Brothers Inc              $ 9,776,000
                                Morgan Stanley                   $14,790,000
                                Bear Stearns                     $15,469,000
                                Citigroup                        $14,927,000
                                Credit Suisse First Boston       $15,900,000
                                Merrill Lynch & Co.              $   226,000
                                UBS Warburg                      $    45,000

 Short Duration Government      Goldman Sachs & Co.              $ 1,556,000
 Bond Fund
                                JP Morgan Chase & Co.            $ 7,323,000
                                Bear Stearns                     $18,790,000
                                Citigroup                        $18,132,000
                                Credit Suisse First Boston       $19,314,000
                                Merrill Lynch & Co.              $   274,000

                                Morgan Stanley & Co. Inc        $1,226,00
                                UBS Warburg                      $    54,000

 Short-Term Bond Fund           Bank of America                  $ 2,036,000
                                Bear Stearns                     $ 2,346,000
                                Citigroup                        $ 2,669,000
                                Credit Suisse First Boston       $    20,000
                                JP Morgan Chase & Co.            $10,600,000
                                Lehman Brothers Inc.             $ 5,109,000
                                Merrill Lynch & Co.              $    34,000
                                Morgan Stanley                   $   989,000
                                Salomon Smith Barney             $   117,000
                                UBS Warburg                      $     6,000

 Short-Term High Yield          Bank of America                  $    71,000
 Bond Fund
                                Bear Stearns                     $   119,000
                                Citigroup                        $   210,000
                                JP Morgan Chase & Co.            $     6,000
                                Lehman Brothers Inc.             $    12,000
                                Merrill Lynch & Co.              $    17,000
                                Morgan Stanley                   $   364,000
                                Salomon Smith Barney             $   327,000

 Stable Income Fund             N/A                             N/A

 Strategic Income Fund          Bear Stearns                     $   637,000
                                Citigroup                        $   614,000
                                Credit Suisse First Boston       $     5,000
                                Merrill Lynch & Co.              $     9,000
                                Morgan Stanley                   $    42,000
                                UBS Warburg                      $     2,000

 Total Return Bond Fund         N/A                             N/A

 Ultra-Short Duration Bond      Bank of America                  $   292,000
 Fund
                                Bear Stearns                     $   135,000
                                Citigroup                        $   131,000
                                Credit Suisse First Boston       $     1,000
                                HSBC Holdings PLC                $   226,000
                                Lehman Brothers Inc              $   300,000
                                Merrill Lynch & Co.              $     2,000
                                Morgan Stanley                   $     9,000
                                Salomon Smith Barney             $   243,000

 Ultra Short-Term Income        Bank of America                  $ 7,178,000
 Fund
                                Bear Stearns                     $ 4,577,000
                                Citigroup                        $ 4,417,000
                                Credit Suisse First Boston       $    39,000

      HSBC Holdings Plc          $6,290,000
      JP Morgan Chase & Co.       $23,906,000
      Lehman Brothers Inc         $ 7,701,000
      Merrill Lynch & Co.         $    67,000
      Morgan Stanley              $ 9,383,000
      Salomon Smith Barney        $ 1,074,000
      UBS Warburg                 $    13,000

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of May 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                                                                   CAPITAL LOSS
FUND                                             YEAR EXPIRES      CARRYFORWARDS
       Corporate Bond Fund                          2010           $130,791,795
                                                    2015           $  1,348,982
       Government Securities Fund                   2014           $  2,498,901
                                                    2015           $ 19,837,113
       High Income Fund                             2008           $  9,294,748
                                                    2009           $ 78,272,914
                                                    2010           $279,017,279
                                                    2011           $ 28,016,734
                                                    2015           $  7,646,178
       High Yield Bond Fund                         2014           $    869,486
                                                    2015           $    266,574
       Income Plus Fund                             2008           $    972,513
                                                    2009           $  4,178,571
                                                    2010           $  1,602,869
                                                    2011           $    484,626
                                                    2013           $    210,712
                                                    2014           $     73,948
                                                    2015           $    836,943
       Inflation-Protected Bond Fund                2015           $  2,705,798
       Intermediate Government Income Fund          2008           $ 17,842,488
                                                    2012           $  8,757,525
                                                    2013           $  4,919,342
                                                    2014           $  8,423,067
                                                    2015           $  5,950,495
       Short Duration Government Bond Fund          2008           $    471,758
                                                    2012           $  3,043,490
                                                    2013           $  3,149,457
                                                    2014           $  7,300,815
                                                    2015           $  6,050,378
       Short-Term Bond Fund                         2010           $109,813,638
                                                    2011           $  2,145,251
                                                    2012           $    263,758
                                                    2013           $    417,163
                                                    2014           $    764,108
                                                    2015           $  1,524,727
       Short-Term High Yield Bond Fund              2008           $    495,102
                                                    2009           $  5,798,551
                                                    2010           $ 65,207,342
                                                    2015           $     78,433
       Stable Income Fund                           2008           $    185,398

                                                              CAPITAL LOSS
FUND                                        YEAR EXPIRES      CARRYFORWARDS
                                               2009           $     88,159
                                               2011           $    623,902
                                               2012           $    688,353
                                               2013           $    327,692
                                               2014           $  1,232,465
                                               2015           $    394,152
       Total Return Bond Fund                  2008           $  1,017,826
                                               2012           $  1,476,555
                                               2013           $  1,289,153
                                               2014           $  2,756,169
                                               2015           $ 17,306,258
       Ultra-Short Duration Bond Fund          2008           $    240,514
                                               2010           $  3,205,247
                                               2011           $  1,042,242
                                               2012           $    203,609
                                               2014           $     73,332
                                               2015           $     83,461
       Ultra Short-Term Income Fund            2008           $ 17,640,972
                                               2009           $ 17,899,192
                                               2010           $171,970,363
                                               2011           $ 21,629,987
                                               2012           $ 11,899,310
                                               2015           $ 25,832,681


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund intends to revoke its election to amortize bond premium currently for federal income tax purposes (pending IRS ratification as a change not requiring permission). As a result, the Short Duration Government Bond Fund's investment company taxable income and required distributions will likely increase in future tax years and any loss on the retirement or sale of bonds purchased at a premium will result in capital loss. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. It is expected that the Inflation-Protected Bond Fund will have such OID income.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a

Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.


     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a

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



Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.


     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Tax-Exempt Shareholders.
     -----------------------

     Under current law, the Funds serve to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

     In addition, special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a CRT that realizes UBTI for a taxable year must pay annually an excise tax in an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes "excess inclusion income" (described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholders, multiplied by the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their own tax advisers concerning the consequences of investing in a Fund.

     Tax Shelter Reporting Regulations.
     ---------------------------------

     Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

    1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are sixteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.


     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                       5% OWNERSHIP AS OF MARCH 10, 2008

     The table does not contain information on Class B shares of the Government Securities Fund, Class B and Class C shares of the High Income Fund, Investor Class and Institutional Class of the Income Plus Fund, and Class C of the Ultra Short-Term Income Fund, because these classes of shares are not expected to commence operations until after the closing of the proposed reorganziation. The table does not contain information on the Class C shares of the Short-Term Bond Fund and Short-Term High Yield Bond Fund because these classes of shares did not commence operations until March 31, 2008.



                                                                     PERCENTAGE
FUND                       NAME AND ADDRESS                           OF CLASS
---------------------      -----------------------------------      -----------
CORPORATE BOND FUND
 Advisor Class             CHARLES SCHWAB & CO INC                      69.44%
                           SPECIAL CUSTODY ACCOUNT
                           FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                           ATTN: MUTUAL FUNDS
                           101 MONTGOMERY ST
                           SAN FRANCISCO CA 94104-4151

                                                                         PERCENTAGE
FUND                         NAME AND ADDRESS                             OF CLASS
-----------------------      -----------------------------------      ----------------
                             ORCHARD TRUST COMPANY LLC CUST                6.91   %
                             FBO EMPLOYEE BENEFIT CLIENTS
                             C/O GREAT-WEST LIFE
                             8515 E ORCHARD RD # 2T2
                             GREENWOOD VILLAGE CO 80111-5002
 Institutional Class         WELLS FARGO BANK NA FBO                      39.64   %
                             WISCONSIN COLLEGE SAVINGS PROGRAM
                             TS 50%
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO                      24.34   %
                             WISCONSIN COLLEGE SAVINGS PROGRAM
                             TS 60%
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO                      19.06   %
                             WISCONSIN COLLEGE SAVINGS PROGRAM
                             TS 35%
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO                      14.54   %
                             WISCONSIN COLLEGE SAVINGS PROGRAM
                             TS 20%
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
 Investor Class              CHARLES SCHWAB & CO INC                      17.36   %
                             SPECIAL CUSTODY ACCOUNT
                             FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4151
DIVERSIFIED BOND FUND
 Fund Level                  WELLS FARGO BANK NA FBO                        51.60%/3/
                             WF-RPS-OMN
                             REINVEST/REINVEST
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
 Administrator Class         WELLS FARGO BANK NA FBO                      51.68   %
                             WF-RPS-OMN
                             REINVEST/REINVEST
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA, FBO                     21.42   %
                             DIVERSIFIED BOND FUND I
                             ATTN: MUTUAL FUND OPS
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA, FBO                     20.71   %
                             DIVERSIFIED BOND FUND I
                             ATTN: MUTUAL FUND OPS
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533

                                                                             PERCENTAGE
FUND                              NAME AND ADDRESS                            OF CLASS
----------------------------      ------------------------------------      -----------
GOVERNMENT SECURITIES FUND
 Class C                          MERRILL LYNCH PIERCE FENNER &                 33.14%
                                  SMITH INC
                                  MERRILL LYNCH FIN DATA SERVICES
                                  ATTENTION SERVICE TEAM
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
                                  AMERICAN ENTERPRISE INVESTMENT                18.48%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Administrator Class              WELLS FARGO FUNDS MANAGEMENT LLC              43.46%
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
                                  WELLS FARGO BANK NA FBO                       33.58%
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  CHARLES SCHWAB & CO INC                        9.45%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Advisor Class                    CHARLES SCHWAB & CO INC                       64.62%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  NFS LLC FEBO                                  15.55%
                                  STATE STREET BANK TRUST CO
                                  TTEE VARIOUS RETIREMENT PLANS
                                  4 MANHATTANVILLE RD
                                  PURCHASE NY 10577-2139
 Institutional Class              WELLS FARGO BANK NA FBO                       28.08%
                                  WF ADV WEALTHBUILDER GROWTH BALANCE
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       12.15%
                                  EDVEST AGGRESSIVE PORTFOLIO (WISC)
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       11.15%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BOND
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       11.05%
                                  WF ADV WEALTHBUILDER MODERATE BALAN
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            NATIONAL FINANCIAL SERVICES CORP              9.98%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            WELLS FARGO BANK NA FBO                       7.98%
                            WF ADV WEALTHBUILDER CONSER ALLOC F
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       5.12%
                            AMERICAN RED CROSS OF GREATER LA
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                      20.61%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            MERRILL LYNCH PIERCE FENNER &                17.50%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTN: SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            NATIONWIDE TRUST COMPANY FSB                  6.87%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            NFS LLC FEBO                                  5.61%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
HIGH INCOME FUND
 Advisor Class              CHARLES SCHWAB & CO INC                       5.76%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Institutional Class        NATIONAL FINANCIAL SERVICES CORP             33.37%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            PERSHING LLC                                 24.50%
                            P.O. BOX 2052
                            JERSEY CITY NJ 07303-2052

                                                                        PERCENTAGE
FUND                        NAME AND ADDRESS                             OF CLASS
----------------------      -----------------------------------      ----------------
                            PERSHING LLC                                 16.44   %
                            P O BOX 2052
                            JERSEY CITY NJ 07303-2052
                            PERSHING LLC                                  7.23   %
                            P. O. BOX 2052
                            JERSEY CITY NJ 07303-2052
 Investor Class             CHARLES SCHWAB & CO INC                      17.78   %
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
HIGH YIELD BOND FUND
 Fund Level                 WELLS FARGO & COMPANY                          32.60%/3/
                            MAC #A0101-10B
                            ATTN SUZANNA CHOW
                            420 MONTGOMERY ST FL 10
                            SAN FRANCISCO CA 94104-1207
 Class A                    WELLS FARGO & COMPANY                        45.41   %
                            MAC #A0101-10B
                            ATTN SUZANNA CHOW
                            420 MONTGOMERY ST FL 10
                            SAN FRANCISCO CA 94104-1207
                            CHARLES SCHWAB & CO INC                      10.03   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               16.70   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                8.93   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
INCOME PLUS FUND
 Class A                    CHARLES SCHWAB & CO INC                      27.68   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA, FBO                     10.38   %
                            AFCTS-CALIFORNIA PRENEED FUNERAL
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       5.40   %
                            AFCTS-OR/WA ENDOWMENT CARE-FIXED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                       PERCENTAGE
FUND                            NAME AND ADDRESS                        OF CLASS
--------------------------      --------------------------------      -----------
 Class B                        AMERICAN ENTERPRISE INVESTMENT            22.17%
                                SERVICES FBO
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
 Class C                        AMERICAN ENTERPRISE INVESTMENT            11.79%
                                SERVICES FBO
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                WELLS FARGO INVESTMENTS LLC                5.80%
                                608 SECOND AVENUE SOUTH 8TH FL
                                MINNEAPOLIS MN 55402-1927
                                WELLS FARGO INVESTMENTS LLC                5.09%
                                608 SECOND AVENUE SOUTH 8TH FL
                                MINNEAPOLIS MN 55402-1927
INFLATION-PROTECTED BOND
FUND
 Class A                        CHARLES SCHWAB & CO INC                   49.15%
                                SPECIAL CUSTODY ACCOUNT
                                EXCLUSIVELY FBO THE CUSTOMERS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4151
                                AMERICAN ENTERPRISE INVESTMENT             8.05%
                                SERVICES FBO
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
 Class B                        AMERICAN ENTERPRISE INVESTMENT            26.36%
                                SERVICES FBO
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
 Class C                        AMERICAN ENTERPRISE INVESTMENT            10.76%
                                SERVICES FBO
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
 Administrator Class            NEW YORK LIFE TRUST COMPANY               53.91%
                                169 LACKAWANNA AVE FL 2
                                PARSIPPANY NJ 07054-1007
                                WELLS FARGO BANK NA, FBO                  22.08%
                                DIVERSIFIED EQUITY I
                                ATTN: MUTUAL FUND OPS
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA, FBO                   7.75%
                                DIVERSIFIED EQUITY I
                                ATTN: MUTUAL FUND OPS
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA, FBO                   5.78%
                                DIVERSIFIED EQUITY I
                                ATTN: MUTUAL FUND OPS
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533

                                                                            PERCENTAGE
FUND                           NAME AND ADDRESS                              OF CLASS
-------------------------      -----------------------------------      -----------------
INTERMEDIATE GOVERNMENT
INCOME FUND
 Fund Level                    WELLS FARGO BANK NA, FBO                        44.40%/3/
                               INTERM US GOVT FUND I
                               C/O MUTUAL FUND PROCESSING
                               PO BOX 1450
                               MINNEAPOLIS MN 55485-1450
 Class A                       WELLS FARGO BANK NA FBO                        7.00   %
                               AFCTS-OR PRENEED AND RESERVE-FIXED
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               PFPC BROKERAGE SERVICES                        5.67   %
                               FBO WELLS FARGO
                               ATTN: ROBERT BERTUCCI
                               420 MONTGOMERY ST 5TH FL
                               MAC A0101-058
                               SAN FRANCISCO CA 94104-1207
 Class B                       AMERICAN ENTERPRISE INVESTMENT                10.76   %
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
 Class C                       AMERICAN ENTERPRISE INVESTMENT                 6.40   %
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
 Administrator Class           WELLS FARGO BANK NA, FBO                      71.38   %
                               INTERM US GOVT FUND I
                               C/O MUTUAL FUND PROCESSING
                               PO BOX 1450
                               MINNEAPOLIS MN 55485-1450
                               WELLS FARGO BANK NA, FBO                      10.30   %
                               INTERM US GOVT FUND I
                               C/O MUTUAL FUND PROCESSING
                               PO BOX 1450
                               MINNEAPOLIS MN 55485-1450
                               WELLS FARGO BANK NA, FBO                       7.74   %
                               INTERM US GOVT FUND I
                               C/O MUTUAL FUND PROCESSING
                               PO BOX 1450
                               MINNEAPOLIS MN 55485-1450
                               WELLS FARGO BANK NA FBO                        7.61   %
                               WF-RPS-OMN
                               REINVEST/REINVEST
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533

                                                                           PERCENTAGE
FUND                             NAME AND ADDRESS                           OF CLASS
---------------------------      -----------------------------------      -----------
SHORT DURATION GOVERNMENT
BOND FUND
 Class A                         CHARLES SCHWAB & CO INC                      15.21%
                                 SPECIAL CUSTODY ACCOUNT
                                 EXCLUSIVELY FBO THE CUSTOMERS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
                                 MLPF&S FOR THE SOLE BENEFIT                  11.74%
                                 OF ITS CUSTOMERS
                                 ATTN MUTUAL FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484
                                 WELLS FARGO BANK NA FBO                       5.60%
                                 AFCTS-CALIFORNIA PRENEED FUNERAL
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
 Class B                         AMERICAN ENTERPRISE INVESTMENT               13.39%
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
 Class C                         AMERICAN ENTERPRISE INVESTMENT                5.81%
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
 Administrator Class             CHARLES SCHWAB & CO INC                      22.35%
                                 SPECIAL CUSTODY ACCOUNT
                                 EXCLUSIVELY FBO THE CUSTOMERS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
                                 PRUDENTIAL INVESTMENT MGMT SERV              13.87%
                                 FBO MUTUAL FUND CLIENTS
                                 100 MULBERRY ST
                                 3 GATEWAY CENTER FL 11
                                 MAIL STOP NJ 05-11-20
                                 NEWARK NJ 07102-4000
                                 WELLS FARGO BANK NA, FBO                     11.96%
                                 FBO OMNIBUS ACCOUNT (CASH/CASH)
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA, FBO                     11.37%
                                 FBO OMNIBUS ACCOUNT(REINV/REINV)
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
 Institutional Class             WELLS FARGO BANK NA FBO                      52.41%
                                 WEALTHBUILDER MODERATE BALANCED
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO                      42.56%
                                 WEALTHBUILDER CONSERVATIVE ALLOCAT
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533

                                                                              PERCENTAGE
FUND                              NAME AND ADDRESS                             OF CLASS
----------------------------      -----------------------------------      ----------------
                                  WELLS FARGO BANK NA FBO                       5.02   %
                                  LV METRO POLICE EE H&W TRUST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
SHORT-TERM BOND FUND
 Advisor Class                    CHARLES SCHWAB & CO INC                      77.35   %
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Institutional Class              WELLS FARGO BANK NA FBO                      22.99   %
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BALANCED
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                      21.55   %
                                  EDVEST MODERATE PORTFOLIO (WISC)
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                      17.20   %
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BOND
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  STATE STREET BANK & TRUST CO                  6.83   %
                                  CUST FOR THE ROLLOVER IRA OF
                                  CRAIG W BYERS
                                  608 W RUSSET LN # 96N
                                  MEQUON WI 53092-6028
                                  WELLS FARGO BANK NA FBO                       5.53   %
                                  LIFE STAGES MODERATE PORTFOLIO
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  MUHLENBERG COLLEGE                            5.21   %
                                  2400 W CHEW ST
                                  ALLENTOWN PA 18104-5586
 Investor Class                   CHARLES SCHWAB & CO INC                      13.18   %
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
SHORT-TERM HIGH YIELD BOND
FUND
 Fund Level                       WELLS FARGO FUNDS MANAGEMENT L                 31.60%/2/
                                  EXCLUSIVE BENEFIT OF ITS CUSTOME
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400

                                                                       PERCENTAGE
FUND                      NAME AND ADDRESS                              OF CLASS
--------------------      ------------------------------------      ----------------
 Advisor Class            CHARLES SCHWAB & CO INC                       89.51   %
                          SPECIAL CUSTODY ACCOUNT
                          FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                          ATTN: MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA 94104-4151
 Investor Class           WELLS FARGO FUNDS MANAGEMENT LLC              38.91   %
                          EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                          WELLS FARGO ADVISOR PROGRAM
                          100 HERITAGE RESERVE
                          MENOMONEE FLS WI 53051-4400
                          CHARLES SCHWAB & CO INC                       16.11   %
                          SPECIAL CUSTODY ACCOUNT
                          FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                          ATTN: MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA 94104-4151
STABLE INCOME FUND
 Fund Level               WELLS FARGO BANK NA, FBO                        31.10%/3/
                          STABLE INCOME FUND I
                          C/O MUTUAL FUND PROCESSING
                          PO BOX 1450
                          MINNEAPOLIS MN 55485-1450
                          WELLS FARGO BANK NA, FBO                        34.60%/3/
                          STABLE INCOME FUND I
                          C/O MUTAL FUNDS
                          PO BOX 1533
                          MINNEAPOLIS MN 55485-0001
 Class A                  CHARLES SCHWAB & CO INC                       13.95   %
                          SPECIAL CUSTODY ACCOUNT
                          EXCLUSIVELY FBO THE CUSTOMERS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA 94104-4151
                          WELLS FARGO INVESTMENTS LLC                    7.69   %
                          625 MARQUETTE AVE S 13TH FLOOR
                          MINNEAPOLIS MN 55402-2308
                          NORWEST INVESTMENT SERVICES INC                6.37   %
                          FBO
                          NORTHSTAR BUILDING EAST - 9TH FLOOR
                          608 SECOND AVENUE SOUTH
                          MINNEAPOLIS MN 55402-1916
 Class B                  AMERICAN ENTERPRISE INVESTMENT                10.04   %
                          SERVICES FBO
                          PO BOX 9446
                          MINNEAPOLIS MN 55440-9446
                          WELLS FARGO INVESTMENTS LLC                    5.61   %
                          A/C
                          608 SECOND AVENUE SOUTH 8TH FL
                          MINNEAPOLIS MN 55402-1927
 Class C                  AMERICAN ENTERPRISE INVESTMENT                 9.31   %
                          SERVICES FBO
                          PO BOX 9446
                          MINNEAPOLIS MN 55440-9446

                                                                         PERCENTAGE
FUND                         NAME AND ADDRESS                             OF CLASS
-----------------------      -----------------------------------      ----------------
                             WELLS FARGO INVESTMENTS LLC                   7.00   %
                             A/C
                             608 SECOND AVENUE SOUTH 8TH FL
                             MINNEAPOLIS MN 55402-1927
                             STATE STREET BANK & TRUST CO                  5.23   %
                             CUST FOR THE ROLLOVER IRA OF
                             LEONARD L POLING
                             211 DAVIS LN
                             NEW MARKET VA 22844-2224
 Administrator Class         WELLS FARGO BANK NA, FBO                     40.51   %
                             STABLE INCOME FUND I
                             C/O MUTUAL FUND PROCESSING
                             PO BOX 1533
                             MINNEAPOLIS MN 55485-0001
                             WELLS FARGO BANK NA, FBO                     36.41   %
                             STABLE INCOME FUND I
                             C/O MUTUAL FUND PROCESSING
                             PO BOX 1450
                             MINNEAPOLIS MN 55485-1450
                             WELLS FARGO BANK NA, FBO                     14.02   %
                             REINVEST/REINVEST
                             PO BOX 1533
                             MINNEAPOLIS MN 55485-0001
STRATEGIC INCOME FUND
 Fund Level                  CHARLES SCHWAB & CO INC                        47.50%/1/
                             SPECIAL CUSTODY ACCOUNT
                             FOR EXCLUSIVE BENEFIT OF CUSTOMER
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4151
 Class A                     CHARLES SCHWAB & CO INC                      68.27   %
                             SPECIAL CUSTODY ACCOUNT
                             FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4151
                             AMERICAN ENTERPRISE INVESTMENT               10.58   %
                             SERVICES FBO
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
 Class B                     AMERICAN ENTERPRISE INVESTMENT               71.92   %
                             SERVICES FBO
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
 Class C                     AMERICAN ENTERPRISE INVESTMENT               39.59   %
                             SERVICES FBO
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446

                                                                            PERCENTAGE
FUND                          NAME AND ADDRESS                               OF CLASS
------------------------      -------------------------------------      ----------------
                              FIRST CLEARING, LLC                             6.65   %
                              A/C
                              MILLER WELDING AND IRON
                              WORK PSP RICHARD B MILLER
                              118 MULLER ROAD BOX 326
                              WASHINGTON IL 61571-2343
TOTAL RETURN BOND FUND
 Fund Level                   WELLS FARGO BANK NA FBO                          31.20%/3/
                              OMNIBUS REINVEST/REINVEST
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
 Class A                      WELLS FARGO BANK WEST NA                       30.58   %
                              VARIOUS FASCORP RECORDKEPT PLANS
                              8515 E ORCHARD RD # 2T2
                              GREENWOOD VLG CO 80111-5002
                              CHARLES SCHWAB & CO INC                        26.23   %
                              SPECIAL CUSTODY ACCOUNT
                              EXCLUSIVELY FBO THE CUSTOMERS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4151
 Class B                      AMERICAN ENTERPRISE INVESTMENT                 38.95   %
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
 Class C                      AMERICAN ENTERPRISE INVESTMENT                 18.01   %
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              MERRILL LYNCH PIERCE FENNER & SMITH             6.07   %
                              FOR THE SOLE BENEFIT OF ITS
                              CUSTOMERS
                              4800 DEER LAKE DR EAST FL 2
                              JACKSONVILLE FL 32246-6484
 Class Z                      NONE
 Administrator Class          WELLS FARGO BANK NA FBO                        52.34   %
                              OMNIBUS REINVEST/REINVEST
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO                        26.88   %
                              WF-RPS-OMN
                              REINVEST/REINVEST
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA, FBO                        8.70   %
                              FBO OMNIBUS ACCOUNT (CASH/CASH)
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
 Institutional Class          CHARLES SCHWAB TRUST CO                        14.96   %
                              FBO OAK RIDGE 401K SAVINGS PROGRAM
                              98 SAN JACINTO BLVD STE 1100
                              AUSTIN TX 78701-4255

                                                                              PERCENTAGE
FUND                             NAME AND ADDRESS                              OF CLASS
---------------------------      ------------------------------------      ----------------
                                 WELLS FARGO BANK NA FBO                        9.76   %
                                 WISCONSIN COLLEGE SAVINGS PROGRAM
                                 EDVEST BALANCED
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO                        7.86   %
                                 WISCONSIN COLLEGE SAVINGS PROGRAM
                                 EDVEST MODERATE
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO                        6.47   %
                                 TOMORROW'S SCHOLAR 50% EQUITY PORTF
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO                        6.29   %
                                 WISCONSIN COLLEGE SAVINGS PROGRAM
                                 EDVEST BOND
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO                        5.98   %
                                 TOMORROW'S SCHOLAR 75% EQUITY PORTF
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
ULTRA-SHORT DURATION BOND
FUND
 Fund Level                      CHARLES SCHWAB & CO INC                         31.10%/1/
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
 Class A                         CHARLES SCHWAB & CO INC                       62.45   %
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
                                 AMERICAN ENTERPRISE INVESTMENT                11.53   %
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
 Class B                         AMERICAN ENTERPRISE INVESTMENT                71.61   %
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
 Class C                         AMERICAN ENTERPRISE INVESTMENT                39.56   %
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446

                                                                           PERCENTAGE
FUND                           NAME AND ADDRESS                             OF CLASS
-------------------------      -------------------------------------      -----------
                               MERRILL LYNCH PIERCE FENNER &                  7.62%
                               SMITH INC
                               MERRILL LYNCH FIN DATA SERVICES
                               ATTENTION SERVICE TEAM
                               4800 DEER LAKE DR E FL 3
                               JACKSONVILLE FL 32246-6484
 Class Z                       CHARLES SCHWAB & CO INC                       23.17%
                               SPECIAL CUSTODY ACCOUNT
                               FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN: MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4151
                               WELLS FARGO FUNDS MANAGEMENT LLC              17.27%
                               EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                               WELLS FARGO ADVISOR PROGRAM
                               100 HERITAGE RESERVE
                               MENOMONEE FLS WI 53051-4400
ULTRA SHORT-TERM INCOME
FUND
 Administrator Class           WELLS FARGO FUNDS MANAGEMENT LLC              79.81%
                               EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                               WELLS FARGO ADVISOR PROGRAM
                               100 HERITAGE RESERVE
                               MENOMONEE FLS WI 53051-4400
 Advisor Class                 CHARLES SCHWAB & CO INC                       84.75%
                               SPECIAL CUSTODY ACCOUNT
                               FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN: MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4151
 Institutional Class           PWC XC PLAN                                   28.79%
                               ATTN CAREN B BIANCO
                               300 MADISON AVENUE
                               NEW YORK NY 10017-6232
                               WELLS FARGO BANK NA FBO                       13.33%
                               WILLIS DEF COMP-WF ADV ULTRA
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK NA FBO                       12.95%
                               SHOSHONE BANNOCK TRIBES-ECS
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               PRUDENTIAL INVESTMENT MGMNT SERVICE            8.34%
                               FBO MUTUAL FUND CLIENTS
                               100 MULBERRY ST
                               3 GATEWAY CENTER FL 11
                               MAIL STOP NJ 05-11-20
                               NEWARK NJ 07102-4000
                               AMERITRADE INC FOR THE                         8.18%
                               EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                               PO BOX 2226
                               OMAHA NE 68103-2226

                                                                  PERCENTAGE
FUND                   NAME AND ADDRESS                            OF CLASS
-----------------      ------------------------------------      -----------
                       CHARLES SCHWAB & CO INC                       6.56%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
                       NATIONAL FINANCIAL SERVICES CORP              6.03%
                       FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                       ATTN MUTUAL FUNDS DEPT 5TH FL
                       ONE WORLD FINANCIAL CENTER
                       200 LIBERTY ST
                       NEW YORK NY 10281-1003
 Investor Class        CHARLES SCHWAB & CO INC                      12.85%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151


------

1   Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of The
       Charles Schwab Corporation.


/2/   Wells Fargo Funds Management, LLC, is a Delaware corporation and an affiliate of Wells Fargo & Company.
/3/   Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of
       Wells Fargo & Company.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended May 31, 2007 and the unaudited financial statements for the semi-annual period ended November 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 2008



                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222


                    WELLS FARGO ADVANTAGE ASIA PACIFIC FUND
               WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND
                   (FORMERLY THE EMERGING MARKETS FOCUS FUND)
                 WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
                WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND
                 WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND
                      WELLS FARGO ADVANTAGE OVERSEAS FUND


CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS



     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the Emerging Markets Equity, International Core, International Equity, and International Value Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. Investor Class shares of the International Equity Fund are currently not available for investment, except to specified eligible investors on July 18, 2008, and thereafter to any other eligible investors-See "How to Buy Shares" in the Investor Class shares prospectus for further information. Prior to April 11, 2005, the Administrator Class of the Funds (except the Asia Pacific Fund and the Overseas Fund) was named the Institutional Class and the Institutional Class of the International Equity Fund and International Value Fund was named the Select Class.





FUND                        CLASS A, B**, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Asia Pacific                     o*                                                            o
 Emerging Markets Equity          o                    o
 International Core               o                    o
 International Equity             o                    o                     o                  o
 International Value              o                    o                     o
 Overseas                                                                    o                  o


*   Offers Class A and Class C shares only.

**   Class B shares of each of the Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2008, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.


     ISFS/FASAI01 (04/08)

                              TABLE OF CONTENTS



                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              19
 Trustees and Officers                                                  19
 Investment Adviser                                                     22
 Investment Sub-Advisers                                                24
 Investment Sub-Adviser - Master Portfolios                             24
 Portfolio Managers                                                     25
 Administrator                                                          30
 Distributor                                                            31
DISTRIBUTION FEES                                                       32
 Shareholder Servicing Agent                                            33
 Custodian                                                              33
 Fund Accountant                                                        34
 Transfer and Distribution Disbursing Agent                             34
 Underwriting Commissions                                               34
 Code of Ethics                                                         34
DETERMINATION OF NET ASSET VALUE                                        35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          35
PORTFOLIO TRANSACTIONS                                                  39
FUND EXPENSES                                                           41
FEDERAL INCOME TAXES                                                    41
PROXY VOTING POLICIES AND PROCEDURES                                    50
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       51
CAPITAL STOCK                                                           53
OTHER INFORMATION                                                       58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           58
FINANCIAL INFORMATION                                                   58

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.


     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.



     The International Equity Fund was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Emerging Markets Equity Fund was created as part of the reorganization between Montgomery and the Trust. The reorganization between Montgomery and the Trust followed the purchase by the Funds' adviser's parent company of certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the Wells Fargo Advantage Funds/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser"), into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The chart below indicates the predecessor Stagecoach, Montgomery and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.



WELLS FARGO ADVANTAGE FUNDS                          PREDECESSOR FUNDS
---------------------------------------------------- ---------------------------------------
Wells Fargo Advantage Asia Pacific Fund              Strong Asia Pacific Fund
Wells Fargo Advantage Emerging Markets Equity Fund   Montgomery Emerging Markets Focus Fund
 (formerly the Emerging Markets Focus Fund)
Wells Fargo Advantage International Core Fund        Strong Advisor International Core Fund
Wells Fargo Advantage International Equity Fund      Stagecoach International Equity Fund
Wells Fargo Advantage Overseas Fund                  Strong Overseas Fund

     The ASIA PACIFIC FUND commenced operations on April 11, 2005, as successor to the Strong Asia Pacific Fund. The predecessor Strong Asia Pacific Fund commenced operations on December 31, 1993.


     The EMERGING MARKETS EQUITY FUND, formerly named the Emerging Markets Focus Fund, commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. predecessor Montgomery Emerging Markets Focus Fund is considered the surviving entity for accounting purposes. The Emerging Markets Equity Fund changed its name from the Montgomery Emerging Markets Focus Fund to the Emerging Markets Focus Fund effective April 11, 2005, and subsequently to the Emerging Markets Equity Fund effective February 1, 2008.


     The INTERNATIONAL CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor International Core Fund. The predecessor Strong Advisor International Core Fund commenced operations on September 28, 2001.


     The INTERNATIONAL EQUITY FUND commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.


     The INTERNATIONAL VALUE FUND commenced operations on October 31, 2003. The International Value Fund changed its name from the Overseas Fund to the International Value Fund effective April 11, 2005.


     The OVERSEAS FUND commenced operations on April 11, 2005, as successor to the Strong Overseas Fund. The predecessor Strong Overseas Fund commenced operations on June 30, 1998.

Fundamental Investment Policies
-------------------------------


     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.


     THE FUNDS MAY NOT:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;


     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;


     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;


     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


Non-Fundamental Investment Policies
-----------------------------------


     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.


     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.


     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).


     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:


     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


General
-------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The International Value Fund described in the SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust"). References to the activities of the gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.


DEBT SECURITIES
----------------


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.


     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.


Convertible Securities
----------------------


     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.


Custodial Receipts for Treasury Securities
------------------------------------------


     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.


Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the

Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.


     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.


Loan Participations
-------------------


     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.


Money Market Instruments
------------------------


     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.


     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.


Synthetic Convertible Securities
--------------------------------


     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.


     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.


DERIVATIVES
-----------


Derivative Securities
---------------------


     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).


     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.


     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.


     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.


Futures and Options Contracts
-----------------------------


     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).


     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.


     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.


     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.


     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).


     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.


     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.


     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.



     Below is a description of some of the types of futures and options in which the Funds may invest.



     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.


     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.


     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


Swap Agreements and Swaptions
-----------------------------


     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.


     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a

Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.


     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).


     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.


     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.


     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.


     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.


     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.


     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------


Emerging Market Securities
--------------------------


     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.


     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.


     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.


Foreign Obligations and Securities
----------------------------------


     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.


     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.


     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.


     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.



     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.



     Participation Notes. The Funds may purchase participation notes, also
     -------------------
known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.


EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.


Initial Public Offerings
------------------------


     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.


Smaller Company Securities
--------------------------


     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).


     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.


     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


OTHER INVESTMENTS AND TECHNIQUES
---------------------------------


Borrowing
----------


     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------


     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.


Loans of Portfolio Securities
-----------------------------


     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.


     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.


     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


Other Investment Companies
--------------------------



     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.



     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.


     The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.


Closed-End Investment Companies
-------------------------------


     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.


Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.


Short Sales
-----------



     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.


     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.


     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.



     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.



     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.



Warrants
--------


     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."


Trustees and Officers
---------------------


     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.



                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Education Consultant to the Director of the Institute for              N/A
                           since 1987           Executive Education of the Babcock Graduate School of
                                                Management of Wake Forest University. Prior thereto, the
                                                Thomas Goho Chair of Finance of Wake Forest University,
                                                Calloway School of Business and Accountancy, from
                                                2006-2007 and Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2007, the Trustees received the following compensation:


                               COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2007



                               INTERESTED
                               TRUSTEE                                      INDEPENDENT TRUSTEES
                               J. TUCKER        THOMAS S.        PETER G.        OLIVIA          TIMOTHY J.        DONALD C.
FUND                           MORSE            GOHO             GORDON          MITCHELL        PENNY             WILLEKE
Asia Pacific                    $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Emerging Markets Equity         $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
International Core              $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
International Equity            $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
International Value             $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
Overseas                        $  1,161         $  1,262         $  1,419        $  1,161         $  1,161         $  1,161
TOTAL COMPENSATION FROM
THE FUND COMPLEX/2/             $173,000         $188,000         $211,500        $173,000         $173,000         $173,000

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Fund's fiscal year end (consisting of 149 funds).



     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.


           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                           INTERESTED
                           TRUSTEE          INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.              PETER G.        OLIVIA           TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO                   GORDON          MITCHELL         PENNY            WILLEKE
                                                                   $10,001 -
Asia Pacific               $0               $0                     $ 50,000        $0               $0               $     0
                                                                   $10,001 -
Emerging Markets Equity    $0               $0                     $ 50,000        $0               $0               $     0
International Core         $0               $0                     $1 - $10,000    $0               $0               $     0
                                                                   $50,001 -                                         $10,001 -
International Equity       $0               $0                     $100,000        $0               $0               $50,000
                                                                   $10,001 -
International Value        $0               $0                     $ 50,000        $0               $0               $     0
Overseas                   $0               $0                     $      0        $0               $0               $     0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000          over $100,000   over $100,000    over $100,000    over $100,000


------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 149 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


     The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii) a gateway feeder Fund that invests in a single corresponding portfolio of Master Trust and has "dormant" advisory arrangements at the gateway level.



                                                  FEE
FUND                                       EFFECTIVE 8/1/04
 Emerging Markets Equity Fund        First $500M            1.10%
                                      Next $500M            1.05%
                                       Next $2B             1.00%
                                       Next $2B            0.975%
                                       Over $5B             0.95%
 International Equity Fund           First $500M            0.95%
                                      Next $500M            0.90%
                                       Next $2B             0.85%
                                       Next $2B            0.825%
                                       Over $5B             0.80%



                                             FEE
FUND                                  EFFECTIVE 4/11/05
 Asia Pacific Fund              First $500M            1.10%
                                 Next $500M            1.05%
                                  Next $2B             1.00%
                                  Next $2B            0.975%
                                  Over $5B             0.95%
 International Core Fund        First $500M            0.95%
                                 Next $500M            0.90%
                                  Next $2B             0.85%
                                  Next $2B            0.825%
                                  Over $5B             0.80%
 Overseas Fund                  First $500M            0.95%
                                 Next $500M            0.90%
                                  Next $2B             0.85%
                                  Next $2B            0.825%
                                  Over $5B             0.80%


     As described in the second category above, the gateway feeder Fund invests 100% of its assets in a single respective master portfolio of Master Trust. Because the gateway feeder Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Fund to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If the gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.



                                                                     ANNUAL RATE/2/
                                ACTIVE         DORMANT ASSET    (AS A PERCENTAGE OF NET
                            ADVISORY FEES   ALLOCATION FEES/1/          ASSETS)
GATEWAY FEEDER FUND                                                 EFFECTIVE 8/1/04
International Value Fund   0.00%           0.25%                First $500M       0.95%
                                                                 Next $500M       0.90%
                                                                   Next $2B       0.85%
                                                                   Next $2B      0.825%
                                                                   Over $5B       0.80%

------
/1/   Represents the proposed advisory fee payable to Funds Management as
       Adviser if the Fund converts into a gateway blended Fund.
/2/   Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.


     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     -------------------
Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:



                                       YEAR ENDED
                                         9/30/07
                                                       MANAGEMENT
                          MANAGEMENT        FEES       FEES PAID
FUND                    FEES INCURRED      WAIVED     AFTER WAIVER
Asia Pacific              $5,254,019    $1,487,901    $3,766,118
Emerging Markets          $2,738,152    $  426,379    $2,311,773
Equity
International Core        $   85,152    $   85,152    $        0
International Equity      $7,578,696    $2,102,162    $5,476,534
International Value       $        0    $        0    $        0
Overseas                  $  715,961    $  336,755    $  379,206


                                         YEAR ENDED                           YEAR ENDED
                                          9/30/06                              9/30/05
                                                      FEES                                 FEES
FUND                            FEES PAID            WAIVED           FEES PAID           WAIVED
Asia Pacific                   $2,377,500         $  932,775         $  869,174         $267,702
Emerging Markets               $2,486,837         $  397,214         $2,406,317         $218,616
Equity
International Core             $        0         $  125,439         $   16,722         $ 16,722
International Equity           $5,081,300         $1,710,214         $5,049,947         $856,457
International Value/1/         $        0         $        0         $        0         $      0
Overseas                       $  341,137         $  305,589         $  374,999         $363,804

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                            AVERAGE DAILY
FUND                          NET ASSET         ANNUAL RATE
 Asia Pacific                First $4B              0.75%
 International Core           Next $2B              0.73%
 Overseas                     Over $6B              0.70%

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Advisers
-----------------------


     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), LSV Asset Management ("LSV"), New Star Institutional Managers Limited ("New Star") and Wells Capital Management, an affiliate of Funds Management (each a "Sub-Adviser" and collectively the "Sub-Advisers"), to serve as investment sub-advisers to the stand-alone Funds (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.


     For providing investment sub-advisory services to the stand-alone Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.



                                                                    FEE                                   FEE
FUND                              SUB-ADVISER                 PRIOR TO 1/1/06                       EFFECTIVE 1/1/06
 International Equity//             Artisan          All asset levels            0.70%       First $250M             0.70%
                                                                                              Over $250M             0.50%
                                      LSV               First $150M              0.35%       First $150M             0.35%
                                                        Next $350M               0.40%        Next $350M             0.40%
                                                        Next $250M               0.35%        Next $250M             0.35%
                                                        Next $250M              0.325%        Next $250M            0.325%
                                                         Over $1B                0.30%         Over $1B              0.30%
                                    New Star            First $50M               0.35%        First $50M             0.35%
                                                        Next $500M               0.29%        Next $500M             0.29%
                                                        Over $550M               0.20%        Over $550M             0.20%
 International Core                 New Star            First $50M               0.35%       $0-50M                  0.35%
                                                        Next $500M               0.29%        Next $500M             0.29%
                                                        Over $550M               0.20%        Over $550M             0.20%
 Overseas                           New Star            First $50M               0.35%        First $50M             0.35%
                                                        Next $500M               0.29%        Next $500M             0.29%
                                                        Over $550M               0.20%        Over $550M             0.20%
 Asia Pacific                    Wells Capital          First $200M              0.45%       First $100M             0.65%
                                   Management           Over $200M               0.35%        Next $100M             0.55%
                                                                                              Over $200M             0.45%
 Emerging Markets Equity         Wells Capital          First $200M              0.35%       First $100M             0.65%
                                   Management           Over $200M               0.25%        Next $100M             0.55%
                                                                                              Over $200M             0.45%

     Investment Sub-Adviser - Master Portfolios
     ------------------------------------------


     Funds Management has engaged LSV to serve as investment sub-adviser to the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the chart below. Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the gateway Fund's assets. The Sub-Advisers furnish to

Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.


     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.



MASTER PORTFOLIO                       SUB-ADVISER             ASSET LEVEL / FEE
 International Value Portfolio             LSV           First $150M            0.35%
                                                          Next $350M            0.40%
                                                          Next $250M            0.35%
                                                          Next $250M           0.325%
                                                            Over $1B            0.30%

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Funds to the following unaffiliated sub-advisers for the fiscal years indicated below.



                                                             YEAR ENDED
                                                              9/30/07
                                                                   FEES WAIVED/
      FUND/MASTER PORTFOLIO          SUB-ADVISER      FEES PAID     REIMBURSED
 International Core Fund              New Star      $   33,427          $0
 International Equity Fund        Artisan Partners  $2,011,202          $0
                                         LSV        $1,100,821          $0
                                      New Star      $  901,816          $0
 International Value Portfolio           LSV        $1,431,642          $0
 Overseas                             New Star        269,007           $0



                                          YEAR ENDED                  YEAR ENDED
                                           9/30/06                      9/30/05
                                                FEES WAIVED/                 FEES WAIVED/
      FUND/MASTER PORTFOLIO        FEES PAID     REIMBURSED     FEES PAID     REIMBURSED
 International Core Fund         $   18,070         $   0     $  5,740/1/   $0/1/
 International Equity Fund       $1,819,923         $   0      //$889,823   $   0
                                 $  893,934         $   0     $   526,568   $   0
                                 $  788,657         $   0     $   411,658   $   0
 International Value Portfolio   $  630,771         $   0     $   483,065   $   0
 Overseas                        $  246,359         $0/1/     $241,313/1/   $   0

------
/1/   For the nine-month fiscal period ended September 30, 2005.


Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.



FUND                           SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------------ --------------------------  -------------------
Asia Pacific Fund              Wells Capital Management    Anthony L.T. Cragg
Emerging Markets Equity Fund   Wells Capital Management    Anthony L.T. Cragg
                                                           Alison Shimada
International Core Fund        New Star                    Mark Beale
Overseas Fund                                              Brian Coffey
                                                           Richard Lewis

International Equity Fund   Artisan     Mark L. Yockey, CFA
                            LSV         Josef Lakonishok
                                        Puneet Mansharamani, CFA
                                        Menno Vermeulen, CFA
                            New Star    Mark Beale
                                        Brian Coffey
                                        Richard Lewis
International Value Fund    LSV         Josef Lakonishok
                                        Puneet Mansharamani, CFA
                                        Menno Vermeulen, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."



                                REGISTERED INVESTMENT            OTHER POOLED
                                      COMPANIES              INVESTMENT VEHICLES            OTHER ACCOUNTS
                              NUMBER          TOTAL         NUMBER        TOTAL        NUMBER         TOTAL
                                OF           ASSETS           OF          ASSETS         OF           ASSETS
PORTFOLIO MANAGER*           ACCOUNTS        MANAGED       ACCOUNTS      MANAGED      ACCOUNTS       MANAGED
ARTISAN
 Mark L. Yockey, CFA            5       $20,472,179,783       1       $346,474,729      30       $9,818,502,994
LSV
 Josef Lakonishok              27       $        9,467M      31       $    11,320M      509      $      54,750M
 Puneet Mansharamani, CFA      27       $        9,467M      31       $    11,320M      509      $      54,750M
 Menno Vermeulen, CFA          27       $        9,467M      31       $    11,320M      509      $      54,750M
NEW STAR
 Mark Beale                     3       $   321,777,468       3       $266,234,208       8       $2,061,118,749
 Brian Coffey                   1       $    85,521,598       2       $ 45,273,313      10       $  533,634,168
 Richard Lewis                  1       $   734,815,583       3       $ 90,806,190      14       $3,864,076,610
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg             0       $             0       0       $          0       2       $         347M
 Alison Shimada                 0       $             0       0       $          0       1       $         370M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.



                                    REGISTERED INVESTMENT                OTHER POOLED
                                          COMPANIES                  INVESTMENT VEHICLES             OTHER ACCOUNTS
                                  NUMBER            TOTAL            NUMBER         TOTAL         NUMBER          TOTAL
                                    OF              ASSETS             OF           ASSETS          OF           ASSETS
PORTFOLIO MANAGER*               ACCOUNTS          MANAGED          ACCOUNTS       MANAGED       ACCOUNTS        MANAGED
ARTISAN
 Mark L. Yockey, CFA                1           $651,227,282           0              $0            0          $   0
LSV
 Josef Lakonishok                   0           $          0           0              $0           25          $ 4.4B
 Puneet Mansharamani, CFA           0           $          0           0              $0           25          $ 4.4B
 Menno Vermeulen, CFA               0           $          0           0              $0           25          $ 4.4B
NEW STAR
 Mark Beale                         0           $          0           0              $0            0          $   0
 Brian Coffey                       0           $          0           0              $0            0          $   0

                                REGISTERED INVESTMENT             OTHER POOLED
                                      COMPANIES               INVESTMENT VEHICLES                 OTHER ACCOUNTS
                                 NUMBER         TOTAL         NUMBER         TOTAL         NUMBER             TOTAL
                                   OF           ASSETS          OF           ASSETS          OF               ASSETS
PORTFOLIO MANAGER*              ACCOUNTS       MANAGED       ACCOUNTS       MANAGED       ACCOUNTS           MANAGED
 Richard Lewis                     0              $0            0              $0            3           $1,687,216,162
WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg                0              $0            0              $0            0           $            0
 Alison Shimada                    0              $0            0              $0            1           $         370M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.


     ARTISAN. Artisan's international growth Portfolio Manager manages various types of portfolios for multiple clients within two investment strategies-international growth and international small-cap growth. All investment accounts within a single investment strategy are managed to a single model with few exceptions resulting from client-directed restrictions or cash flow limitations of the account. Because of these considerations and the differences between the two strategies, Artisan's Portfolio Managers may from time to time purchase securities, including initial public offerings, for one client account but not for another client account for which that team is responsible. This may result in varying performances among client accounts in the same investment strategy. In addition, some of the portfolios Artisan manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan.



     Artisan's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan portion of the Fund), the allocation of IPOs and compliance with the firm's Code of Ethics.


     LSV. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar 40 objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-l of the 1940 Act and Rule 204A-l under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.


     The Portfolio Managers of LSV may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, they do have procedures in place designed to ensure that all clients are treated fairly and equitably over time.


     NEW STAR. The Portfolio Managers may face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage mounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios.


     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings, subject to their individual guidelines and restrictions. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the investment Advisers Act of 1 940 (the "Advisers Act') to address potential conflicts associated with managing the Portfolios and any personal mounts the Portfolio Manager may maintain.


     The Portfolio Managers of New Star may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, the investment process does not allow individual members of the team to authorized trades and further procedures are in place which are designed to ensure that all clients are treated fairly and equitably over time.



     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:


     ARTISAN COMPENSATION. Artisan's Portfolio Managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. Portfolio Managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns Portfolio Managers' interests more closely with the long-term interests of clients and Fund shareholders. The Portfolio Managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan's salaried employees. All of Artisan's senior professionals, including Portfolio Managers, have limited partnership interests in the firm.


     LSV COMPENSATION. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.


     NEW STAR COMPENSATION. In addition to receiving a standard salary package which is broadly aligned to market rates, all investment professionals hold a significant number of shares or share options in New Star. The success of New Star is dependent on the ability of the investment professionals to deliver performance to investors and intermediaries. No individuals are rewarded solely based on their performance or by any reference to differing fund fee structures such as performance fees or differing tiered rates. Share or option participation rather than performance fees ensures that unnecessary risks on individual portfolios are not taken and that the key driver of the business, long term fund performance, is uppermost in their minds. They will ultimately only be rewarded if the business is successful and performance is good. Shares held by employees are subject to a lock-in arrangement, and may then be sold, progressively over the period to November 2009. Group life assurance and medical insurance is available to permanent employees.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.



     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS



PORTFOLIO MANAGER                FUND                           BENEFICIAL OWNERSHIP
 ARTISAN
 Mark L. Yockey, CFA             International Equity           $               0
 LSV
 Josef Lakonishok                International Equity           $               0
                                 International Value            $               0
 Puneet Mansharamani, CFA        International Equity           $               0
                                 International Value            $               0
 Menno Vermeulen, CFA            International Equity           $               0
                                 International Value            $               0
 NEW STAR
 Mark Beale                      International Core             $               0
                                 International Equity           $               0
                                 Overseas                       $               0
 Brian Coffey                    International Core             $               0
                                 International Equity           $               0
                                 Overseas                       $               0
 Richard Lewis                   International Core             $               0
                                 International Equity           $               0
                                 Overseas                       $               0
 WELLS CAPITAL MANAGEMENT
 Anthony L.T. Cragg              Asia Pacific                   $100,001-$500,000
                                 Emerging Markets Equity        $               0
 Alison Shimada                  Emerging Markets Equity        $               0


Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.


     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:



                                      FUND-LEVEL                  CLASS-LEVEL
                                      ADMIN. FEE                   ADMIN. FEE              TOTAL ADMIN. FEE
                                                  (% OF              (% OF                                 (% OF
                           AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                  NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B,            First $5B            0.05%              0.28%            First $5B            0.33%
 Class C/1/                    Next $5B            0.04%                                Next $5B            0.32%
                              Over $10B            0.03%                               Over $10B            0.31%
 Administrator Class          First $5B            0.05%              0.10%            First $5B            0.15%
                               Next $5B            0.04%                                Next $5B            0.14%
                              Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class          First $5B            0.05%              0.08%            First $5B            0.13%
                               Next $5B            0.04%                                Next $5B            0.12%
                              Over $10B            0.03%                               Over $10B            0.11%
 Investor Class/2/            First $5B            0.05%              0.40%            First $5B            0.45%
                               Next $5B            0.04%                                Next $5B            0.44%
                              Over $10B            0.03%                               Over $10B            0.43%

------
/1/   From April 11, 2005 through January 31, 2008, the class-level administration fee was reduced by 0.05% for Class A, Class B and Class C of the International Core Fund. Effective February 1, 2008, these fee reductions were removed and the administration fees for these classes of the International Core Fund are as shown in the table.
/2/   Effective February 1, 2008, the class-level administration fee for the
       Investor Class was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for the Investor Class was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion. From April 11, 2005 through January 31, 2007, the class-level administration fee was reduced by 0.20% for the Investor Class of the Asia Pacific Fund and by 0.05% for the Investor Class of the Overseas Fund. Effective February 1, 2008, these fee reductions were removed and the administration fees for the Investor Class of the Asia Pacific Fund and Overseas Fund are as shown in the table.



     Administrative Fees Paid. For the fiscal year ends shown in the table
     -------------------------
below, the Funds listed paid the administrative fees indicated. The table does not contain information on Investor Class shares of the International Equity Fund, as this share class commenced operations March 31, 2008.




                                     YEAR ENDED   YEAR ENDED   YEARENDED
FUND                                   9/30/07      9/30/06     9/30/05
INTERNATIONAL EQUITY (FUND LEVEL)     $407,188     $363,456    $266,655
 Class A                              $161,031     $149,921    $158,201
 Class B                              $ 36,130     $ 41,949    $ 42,347
 Class C                              $  5,224     $  4,344    $  4,366
Administrator Class                   $695,999     $656,834    $694,525

                                        YEAR ENDED  YEAR ENDED   YEARENDED
FUND                                     9/30/07      9/30/06     9/30/05
Institutional Class                     $ 36,876     $   0/2/         N/A
INTERNATIONAL VALUE (FUND LEVEL)        $      0     $      0    $    121
 Class A                                $      0     $      0    $    293
 Class B                                $      0     $      0    $    108
 Class C                                $      0     $      0    $     35
Administrator Class                     $      0     $      0    $     86
Institutional Class/1/                  $      0     $      0         N/A
EMERGING MARKETS EQUITY (FUND LEVEL)    $124,461     $131,093    $109,378
 Class A                                $502,340     $473,402    $412,968
 Class B                                $ 19,546     $ 16,007    $  9,796
 Class C                                $  9,013     $  7,998    $  7,116
 Administrator Class                    $ 59,316     $ 84,541    $ 98,025

------
/1/   The Institutional Class incepted on August 31, 2006. Administrative feed paid reflect the period from August 31, 2006 through September 30, 2006.
/2/   The amount indicates fees paid from August 31, 2006, the commencement date of the class, through September 30, 2006.


     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of Funds Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor Asia Pacific and Overseas Funds at the annual rate of 0.30% of each predecessor's average daily net assets attributable to each Fund's predecessor Investor Class shares, from the predecessor Overseas Fund at the annual rate of 0.02% of the predecessor's average daily net assets attributable to its predecessor Institutional Class shares, and from the predecessor International Core Fund at the annual rate of 0.30%o of the predecessor's average daily net assets attributable to its predecessor Class A, Class B, and Class C shares. The table below shows the administration fees paid by these Funds or their predecessor portfolios for the indicated fiscal periods to the respective administrator shown below:



                           YEAR ENDED   YEAR ENDED        PERIODENDED               YEAR ENDED
                             9/30/07      9/30/06           9/30/05                  12/31/04
                              FEES         FEES         FEES
                             PAID TO      PAID TO     PAID TO       FEES         FEES         FEES
                              FUNDS        FUNDS       FUNDS       PAID TO      PAID TO      WAIVED
FUND                          MGMT         MGMT         MGMT         SIS          SIS        BY SIS
ASIA PACIFIC FUND (FUND    $  239,089    $150,467    $144,919     $ 83,413       N/A         N/A
LEVEL)
 Class A/1/                $       55      N/A         N/A          N/A          N/A         N/A
 Class C/1/                $        7      N/A         N/A          N/A          N/A         N/A
 Investor Class            $1,195,392    $752,335    $162,350     $ 93,446     $329,696    $      0
INTERNATIONAL CORE FUND    $        0    $      0    $    406     $    234       N/A         N/A
(FUND LEVEL)
 Class A                   $        0    $      0    $  1,284     $    739     $      0    $  1,867
 Class B                   $        0    $      0    $  2,190     $  1,260     $      0    $  2,723
 Class C                   $        0    $      0    $    367     $    211     $      0    $    683
 Administrator Class       $        0    $      0    $      4     $      2
OVERSEAS FUND              $   37,682    $ 34,038    $ 16,644     $  9,580       N/A         N/A
(FUND LEVEL)
 Investor Class            $  272,524    $248,432    $    908     $170,470     $      0    $369,899
 Institutional Class//     $    5,787    $  4,775    $296,171     $    523     $     28    $      6

------
/1/   Class A and Class C shares of the Asia Pacific Fund commenced operations on July 31, 2007.


Distributor
-----------


     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").



     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.



     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


                               DISTRIBUTION FEES


     For the fiscal year ended September 30, 2007, the Funds paid the Distributor the following fees for distribution-related services:



                                                PRINTING,      COMPENSATION       COMPENSATION
                                                MAILING &           TO                 TO               OTHER
                  TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DEALERS       (EXPLAIN)
 ASIA PACIFIC
  Class C       $    20            $0              $0             $    20            $     0          $       0
 EMERGING MARKETS EQUITY
  Class B       $52,354            $0              $0             $     0            $     0          $  52,354*
  Class C       $24,141            $0              $0             $12,871            $11,270          $       0
 INTERNATIONAL CORE
  Class B       $23,192            $0              $0             $     0            $     0          $  23,192*
  Class C       $ 6,659            $0              $0             $ 5,215            $ 1,444          $       0
 INTERNATIONAL EQUITY
  Class B       $96,777            $0              $0             $     0            $     0          $  96,777*
  Class C       $13,992            $0              $0             $ 9,858            $ 4,134          $       0
 INTERNATIONAL VALUE
  Class B       $14,669            $0              $0             $     0            $     0          $  14,669*
  Class C       $ 5,788            $0              $0             $ 4,943            $   845          $       0

------
* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.




     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.


     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.


     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.


Shareholder Servicing Agent
---------------------------


     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.


     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.


     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific and Emerging Markets Equity Funds, and 0.10% of the average daily net assets of the International Core, International Equity, International Value and Overseas Funds.

Fund Accountant
---------------


     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:



AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE MASTER TRUST         ANNUAL ASSET-
PORTFOLIO ASSETS)                                     BASED FEES
       First $85B                                        0.0051%
       Over $85B                                         0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.


Transfer and Distribution Disbursing Agent
------------------------------------------


     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.


Underwriting Commissions
------------------------


     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:



                                                               PERIOD FROM 4/11/05 TO
    YEAR ENDED 9/30/07             YEAR ENDED 9/30/06                 9/30/05
    PAID          RETAINED         PAID         RETAINED         PAID         RETAINED
 $  27,675         $2,072        $27,927         $1,835        $35,194        $5,198

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Emerging Markets Equity, International Equity, and International Value Funds on a continuous basis.
For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:



  PERIOD FROM 10/1/04 TO
          4/10/05
    PAID           RETAINED
 $  40,903         $6,087

     Prior to April 11, 2005, SIS served as the principal underwriter for the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SIS was as follows:



    1/1/05 - 4/10/05
   PAID         RETAINED
 $  487           $487

Code of Ethics
--------------


     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS

FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.


                        DETERMINATION OF NET ASSET VALUE


     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.


     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.


     The Funds and the International Value Portfolio use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.


     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:



                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.


     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.


     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.


     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.


     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.



     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.


     Investors Eligible to Acquire Investor Class shares of the International
     ------------------------------------------------------------------------
Equity Fund. Investor Class shares of the International Equity Fund are
-----------
initially offered solely to shareholders who are eligible to receive such shares in exchange for their Investor Class shares of the Overseas Fund as a result of the proposed reorganization of such Fund into the International Equity Fund. Currently, Investor Class shares of the International Equity Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which, if duly approved, is expected to occur on July 18, 2008. Thereafter, Investor Class shares of the International Equity Fund will be available for investment to any other eligible investors.



     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.


     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).


     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.



     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007

("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC


     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.


     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS


     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.



     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.



     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:



                                SEPTEMBER 30,        SEPTEMBER 30,
FUND                                 2007                2006
Asia Pacific                            184%                 167%
Emerging Markets Equity                 149%                 103%

                               SEPTEMBER 30,       SEPTEMBER 30,
FUND                               2007                 2006
International Core                      61%                 36%
International Equity                    49%                 44%
International Value/1/                  19%                 31%
Overseas                                66%                 40%

------
/1/   The portfolio turnover rate for the International Value Fund reflects the portfolio turnover rate for the master portfolio in which the Fund invests substantially all of its assets.


     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS



                                       YEAR ENDED                        YEAR ENDED                        YEAR ENDED
FUND                                    9/30/07                           9/30/06                           9/30/05
 Emerging Markets Equity          $    2,153,541                    $    1,396,330                    $    2,381,782
 International Equity             $      606,008 (Artisan)          $      510,737 (Artisan)          $      468,125 (Artisan)
                                  $      496,447 (New Star)         $      339,396 (New Star)         $      346,423 (New Star)
                                  $       54,835 (LSV)              $       59,060 (LSV)              $       50,462 (LSV)

------
* The International Value Fund did not pay any brokerage commissions for the past three fiscal years. Because the Fund invests substantially all of its assets in a master portfolio, it does not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.


     Former Strong Funds. For the fiscal periods listed below, the Funds or the
     --------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:


                               TOTAL COMMISSIONS



                                                                     NINE-MONTH
                            YEAR ENDED          YEAR ENDED          PERIOD ENDED         YEAR ENDED
FUND                          9/30/07             9/30/06              9/30/05            12/31/04
 Asia Pacific               $5,044,504         $  3,452,311*         $1,425,181         $1,330,349
 International Core         $   16,678         $      7,799          $    7,435         $    3,367
 Overseas                   $  138,104         $    101,509          $  322,918         $  261,979

------
* The significant increase in total commissions paid was due to the growth of the Fund. The Fund increased from approximately $182 million in September 2005 to approximately $370 million in September 2006.


     Directed Brokerage Commissions. For the fiscal year ended September 30,
     ------------------------------
2007, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.



SUB-ADVISER                   COMMISSIONS PAID   TRANSACTIONS VALUE
  Artisan                         $  8,768          $  4,241,489
  Wells Capital Management        $387,709          $142,050,965

     None of the other Sub-Advisers participate in such directed brokerage practices.


     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:



FUND               BROKER-DEALER       AMOUNT
ASIA PACIFIC       N/A                 N/A

Emerging Markets Equity       Barclays Capital Inc              $  160,428
                              Bear Stearns                      $  338,681
                              Citigroup                         $  304,335
                              Credit Suisse First Boston        $  569,268
                              JPMorgan Chase                    $1,033,869
                              Morgan Stanley                    $  590,252
 International Core           Barclays Capital Inc              $   96,009
                              Credit Suisse First Boston        $   99,592
                              Deutsche Bank                     $  141,764
 International Equity         Barclays                          $7,101,748
                              Credit Suisse First Boston        $7,057,754
                              Deutsche Bank                     $6,856,245
 Overseas                     Barclays                          $  791,953
                              Credit Suisse First Boston        $  723,702

                                 FUND EXPENSES


     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.


     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.


                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.



     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.


     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.


     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.



     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.



     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:




                                            CAPITAL LOSS CARRY
FUND                         YEAR EXPIRES        FORWARDS
  Emerging Markets Equity       2008           $   557,294
                                2009           $ 5,097,659
                                2010           $14,971,904
  International Equity          2009           $ 2,139,280
                                2010           $12,723,404
                                2011           $ 1,709,784
  Overseas                      2009           $ 3,885,024
                                2010           $ 1,942,513


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.


     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).


     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.



     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.



     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.


     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.


     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.


     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.


     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a

"straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.



     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.



     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.


     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.


     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.



     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.


     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.



     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.


     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.


     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.


     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.


     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.



     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.


     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.



     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.



     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. The Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. Each Fund will notify each shareholder within 60 days after the close of such Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.


     Even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.


     If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.


     In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.



     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.



     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.


     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.


     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.


     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.


     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.


     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.


     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.


     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.



     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.


     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.


     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.



     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.



     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.


                      PROXY VOTING POLICIES AND PROCEDURES


     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.


     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.


     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.


     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.


     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.


     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.


     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.


     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.


       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS



I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.


II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.


Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.


     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.


     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.


     C. Fund of Funds Structure.
        -----------------------

    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.


Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.


Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.


IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.


     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.


     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.


V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.



VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.


Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.


No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.



                                 CAPITAL STOCK


     The Funds are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.


     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.


     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


     Gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.



     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.


                         OWNERSHIP AS OF MARCH 10, 2008


     This table does not contain information on Investor Class shares for the International Equity Fund as operations for this class did not commence until March 31, 2008.





FUND            NAME AND ADDRESS                             PERCENTAGE
----------      -----------------------------------      -----------------
ASIA PACIFIC
 Fund Level     CHARLES SCHWAB & CO INC                         27.20%/1/
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class A        NORTHERN TRUST COMPANY                        71.66   %
                FBO GRAND TRUNK A/C
                PO BOX 92956
                CHICAGO IL 60675-0001
                CHARLES SCHWAB & CO INC                       18.50   %
                SPECIAL CUSTODY ACCOUNT
                FBO CUSTOMERS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class C        CITIGROUP GLOBAL MARKETS INC                  24.29   %
                333 WEST 34TH STREET - 3RD FLOOR
                NEW YORK NY 10001-2402
                AMERICAN ENTERPRISE INVESTMENT                17.57   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                UBS FINANCIAL SERVICES INC FBO                10.69   %
                ROBERT S MCNAMARA
                MOUNTAIN VIEW CA 94043-4903
                UBS FINANCIAL SERVICES INC FBO                 7.93   %
                UBS-FINSVC CDN FBO
                MR. WILLIAM C JANKOWSKI
                PO BOX 3321
                1000 HARBOR BLVD
                WEEHAWKEN NJ 07086-8154

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Investor Class             CHARLES SCHWAB & CO INC                      28.84%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
EMERGING MARKETS EQUITY
 Class A                    CHARLES SCHWAB & CO INC                      24.95%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVLEY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               13.72%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    CHARLES SCHWAB & CO INC                       7.93%
                            SPECIAL CUSTODY ACCOUNT
                            FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                7.05%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                   6.91%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                   5.13%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        CHARLES SCHWAB & CO INC                      25.09%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVLEY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA FBO                      14.67%
                            FBO OMNIBUS ACCOUNT (CASH/CASH)
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      14.42%
                            FBO OMNIBUS ACCOUNT (REINV/REINV)
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INTERNATIONAL CORE
 Class A                    AMERICAN ENTERPRISE INVESTMENT               10.65%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      ---------------------------------      ----------------
 Class B                    AMERICAN ENTERPRISE INVESTMENT             44.46   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT             12.82   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 7.76   %
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                    93.44   %
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNAPOLIS MN 55480-1533
INTERNATIONAL EQUITY
 Fund Level                 WELLS FARGO BANK NA FBO                      33.70%/2/
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      39.10%/2/
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                     9.88   %
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT             15.97   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT             18.37   %
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MLPF&S FOR THE SOLE BENEFIT                 8.63   %
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA FBO                    51.73   %
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA FBO                      44.63%
                            WELLS FARGO INT EQUITY FD CL I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                      60.25%
                            EDVEST WELLS FARGO AGGRESSIVE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      26.33%
                            EDVEST WELLS FARGO MODERATE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      13.40%
                            EDVEST WELLS FARGO BALANCED PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INTERNATIONAL VALUE
 Class A                    CHARLES SCHWAB & CO INC                      51.00%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SA FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               37.49%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               25.83%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        NONE                                        NONE
 InstitutionalClass         WELLS FARGO BANK NA FBO                      93.00%
                            GOOSE CREEK ISD MPP-EQUITY
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BNK NA                            5.62%
                            FBO WELLSPAN RSP
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
OVERSEAS
 Institutional Class        WELLS FARGO BANK NA FBO                      34.91%
                            LIFE STAGES AGGRESSIVE PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      30.81%
                            LIFE STAGES MODERATE PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
                       WELLS FARGO BANK NA FBO                      5.56%
                       LIFE STAGES CONSERVATIVE PORTFOLIO
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
 Investor Class        CHARLES SCHWAB & CO INC                      6.59%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151


------

/1/   Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of
       The Charles Schwab Corporation.
/2/   Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of
       Wells Fargo & Company.



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               OTHER INFORMATION



     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.



                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.


                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended September 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                   WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND
                 WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND
               WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND/SM/
                 WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/
                    WELLS FARGO ADVANTAGE EQUITY INDEX FUND
                       WELLS FARGO ADVANTAGE GROWTH FUND
                  WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND
                  WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND
                 WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND
                     WELLS FARGO ADVANTAGE U.S. VALUE FUND
                        WELLS FARGO ADVANTAGE VALUE FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eleven series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the Endeavor Select Fund, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Growth and Income Fund, Large Company Core Fund, U.S. Value Fund, and Value Fund are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS and in connection with the proposed reorganization of the Large Company Core Fund into the Growth and Income Fund, subject to the limitations described in each Fund's prospectus. Class A and Class C shares of the Value Fund are currently closed to new investors. Please see the Class A, Class B and Class C shares prospectus for further details. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class of the Value Fund was named the Institutional Class. Prior to December 1, 2005, the Investor Class of the Value Fund was named Class D.



                            CLASSES      CLASS     ADMINISTRATOR     ADVISOR     INVESTOR     INSTITUTIONAL
FUND                      A, B/1/, C       Z           CLASS          CLASS        CLASS          CLASS
 Capital Growth             o/5/                         o                           o              o
 Endeavor Large Cap           o
 Endeavor Select              o                          o                                          o
 Equity Index               o/2/
 Growth                     o/3/                         o              o            o              o
 Growth and Income          o/4/                         o              o            o              o
 Large Cap Growth                                                                    o
 Large Company Core           o            o             o
 Large Company Value        o/5/                         o                           o              o
 U.S. Value                   o            o             o
 Value                        o                          o                           o


------

/1/   Class B shares of each of the Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds and in connection with the proposed reorganization of the Large Company Core Fund into the Growth and Income Fund, subject to the limitations described in each Fund's prospectus.
/2/   Offers Class A and Class B shares only.

/3/   Offers Class C shares only.

/4/   Offers Class B and Class C shares only.
/5/   Offers Class A and Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated December 1, 2007, except for the Prospectus of the Large Company Value Fund, which is dated April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended July 31, 2007, and the unaudited financial statements for the Funds for the semi-annual period ended January 31, 2008, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
     LCSS/FASAI10 (04/08)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").
     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              15
 Trustees and Officers                                                  15
 Investment Adviser                                                     18
 Investment Sub-Advisers                                                21
 Portfolio Managers                                                     24
 Administrator                                                          29
 Distributor                                                            33
 Shareholder Servicing Agent                                            35
 Custodian                                                              35
 Fund Accountant                                                        35
 Transfer and Distribution Disbursing Agent                             35
 Underwriting Commissions                                               36
 Code of Ethics                                                         36
DETERMINATION OF NET ASSET VALUE                                        36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
PORTFOLIO TRANSACTIONS                                                  41
FUND EXPENSES                                                           47
FEDERAL INCOME TAXES                                                    47
PROXY VOTING POLICIES AND PROCEDURES                                    55
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       56
CAPITAL STOCK                                                           58
OTHER INFORMATION                                                       70
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           70
FINANCIAL INFORMATION                                                   70

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Equity Index Fund was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Value Fund (formerly named the C&B Tax-Managed Value Fund) was created as part of the reorganization of certain of the portfolios of AIC Trust into certain Funds of the Trust. The Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value (formerly named the Dividend Income Fund) and U.S. Value Funds were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the predecessor portfolios' adviser to "adopt"/support a reorganization of the predecessor portfolios with and into the Funds. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, AIC Trust, and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.

WELLS FARGO ADVANTAGE FUND                       PREDECESSOR FUND
------------------------------------------------ ---------------------------------------
Wells Fargo Advantage Capital Growth Fund        Strong Large Company Growth Fund
Wells Fargo Advantage Endeavor Large Cap Fund    Strong Advisor Endeavor Large Cap Fund
Wells Fargo Advantage Endeavor Select Fund       Strong Advisor Select Fund
Wells Fargo Advantage Equity Index Fund          Stagecoach Equity Index Fund
Wells Fargo Advantage Growth Fund                Strong Growth Fund
Wells Fargo Advantage Growth and Income Fund     Strong Growth and Income Fund
Wells Fargo Advantage Large Cap Growth Fund      Strong Large Cap Growth Fund
Wells Fargo Advantage Large Company Core Fund    Strong Advisor Large Company Core Fund
Wells Fargo Advantage Large Company Value Fund   Strong Dividend Income Fund
Wells Fargo Advantage U.S. Value Fund            Strong Advisor U.S. Value Fund
Wells Fargo Advantage Value Fund                 C&B Tax Managed Value Portfolio

     The CAPITAL GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Large Company Growth Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Large Company Growth Fund commenced operations on September 16, 2002, as successor to the Rockhaven Premier Dividend Fund. The predecessor fund commenced operations on November 3, 1997.

     The ENDEAVOR LARGE CAP FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Endeavor Large Cap Fund, a series of Strong Common Stock Fund, Inc. The predecessor Strong Advisor Endeavor Large Cap Fund commenced operations on September 28, 2001.

     The ENDEAVOR SELECT FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Select Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Advisor Select Fund commenced operations on December 29, 2000.

     The EQUITY INDEX FUND commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which commenced operations on January 25, 1984.

     The GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Growth Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Growth Fund commenced operations on December 31, 1993.

     The GROWTH AND INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Growth and Income Fund commenced operations on December 29, 1995.

     The LARGE CAP GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Large Cap Growth Fund, a series of Strong Large Cap Growth Fund, Inc. The predecessor Strong Large Cap Growth Fund commenced operations on December 30, 1981.

     The LARGE COMPANY CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Large Company Core Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Advisor Large Company Core Fund commenced operations on September 16, 2002, as successor to the Rockhaven Dividend Fund. The predecessor fund commenced operations on November 3, 1997.

     The LARGE COMPANY VALUE FUND (formerly named the Dividend Income Fund) commenced operations on April 11, 2005, as successor to the Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Dividend Income Fund commenced operations on July 1, 1993. The Fund changed its name from the Dividend Income Fund to the Large Company Value Fund effective on the close of business on March 20, 2008.

     The U.S. VALUE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Advisor U.S. Value Fund commenced operations on December 29, 1995.

     The VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Tax-Managed Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio for Taxable Investors, which commenced operations on February 12, 1997. The Fund changed its name from the C&B Tax-Managed Value Fund to the Value Fund effective December 1, 2005.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (v) the Equity Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) except for the Endeavor Select Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Foreign Obligations and Securities
-----------------------------------

     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 65      Trustee,           Education Consultant to the Director of the Institute for           N/A
                        since 1987         Executive Education of the Babcock Graduate School of
                                           Management of Wake Forest University. Prior thereto, the
                                           Thomas Goho Chair of Finance of Wake Forest University,
                                           Calloway School of Business and Accountancy, from
                                           2006-2007 and Associate Professor of Finance from
                                            1999-2005.
Peter G. Gordon, 65     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998, Chairman,    Company and President of Crystal Geyser Roxane Water
                        since 2001.        Company.
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended July 31, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED JULY 31, 2007

                              INTERESTED
                              TRUSTEE                              INDEPENDENT TRUSTEES
                              J. TUCKER        THOMAS S.        PETER G.        OLIVIA S.        TIMOTHY J.        DONALD C.
FUND                          MORSE            GOHO             GORDON          MITCHELL         PENNY             WILLEKE
Capital Growth                 $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Endeavor Large Cap             $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Endeavor Select                $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Equity Index                   $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Growth                         $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Growth and Income              $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Large Cap Growth               $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Large Company Core             $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Large Company Value            $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
U.S. Value                     $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
Value                          $  1,141         $  1,235         $  1,389        $  1,141          $  1,141         $  1,141
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/            $170,000         $184,000         $207,000        $170,000          $170,000         $170,000

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 149 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007

                              INTERESTED
                              TRUSTEE                                           INDEPENDENT TRUSTEES
                              J. TUCKER      THOMAS S.         PETER G.           OLIVIA S.         TIMOTHY J.        DONALD C.
FUND                          MORSE          GOHO              GORDON             MITCHELL          PENNY             WILLEKE
Capital Growth                $0             $0                $             0    $0                $0                $0
Endeavor Large Cap            $0             $0                $10,001-$50,000    $0                $0                $0
Endeavor Select               $0             $0                $     1-$10,000    $0                $0                $0
Equity Index                  $0             over $100,000     $             0    $0                $0                over $100,000
Growth                        $0             $0                $     1-$10,000    $0                $0                $0
Growth and Income             $0             $0                $             0    $0                $0                $0
Large Cap Growth              $0             $0                $             0    $0                $0                $0
Large Company Core            $0             $0                $             0    $0                $0                $0
Large Company Value           $0             $0                $             0    $0                $0                $0
U.S. Value                    $0             $0                $             0    $0                $0                $0
Value                         $0             $0                $             0    $0                $0                $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                    over $100,000  over $100,000      over $100,000     over $100,000     over $100,000     over $100,000

------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 149 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                                 FEE                                FEE
FUND                 EFFECTIVE 8/1/04 - 11/30/07             EFFECTIVE 12/1/07
Equity Index         First $1B             0.10%
                                                        No Change
                      Next $4B            0.075%
                      Over $5B             0.05%
Value*              First $500M            0.75%       First $500M            0.70%
                     Next $500M            0.70%        Next $500M            0.65%
                      Next $2B             0.65%         Next $2B             0.60%
                      Next $2B            0.625%         Next $2B            0.575%
                      Over $5B             0.60%         Over $5B             0.55%

* The Fund's advisory fee was effective July 26, 2004, with the Fund's creation as discussed in the "Historical Fund Information" section.

                                        FEE                                FEE
FUND                       EFFECTIVE 4/11/05 - 11/30/07             EFFECTIVE 12/1/07
Capital Growth             First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Endeavor Large Cap         First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Endeavor Select            First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Growth                     First $500M            0.75%

                            Next $500M            0.70%
                                                               No Change
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
Growth and Income          First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Large Cap Growth           First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Large Company Core         First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
Large Company Value        First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%
U.S. Value                 First $500M            0.75%       First $500M         0.70%
                            Next $500M            0.70%        Next $500M         0.65%
                             Next $2B             0.65%         Next $2B          0.60%
                             Next $2B            0.625%         Next $2B         0.575%
                             Over $5B             0.60%         Over $5B          0.55%

     Advisory Fees Paid. For the fiscal periods shown in the tables below, the
     ------------------
Equity Index Fund and the Value Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

          YEAR ENDED
           7/31/07
                                             MANAGEMENT
                  MANAGEMENT                 FEES PAID
FUND            FEES INCURRED     WAIVER    AFTER WAIVER
Equity Index       $377,448     $377,448         $0

                             YEAR ENDED                          PERIOD                          YEAR ENDED
                              7/31/06                      10/1/04 - 7/31/05                      9/30/04
                                         FEES                              FEES                              FEES
FUND                 FEES PAID          WAIVED         FEES PAID          WAIVED         FEES PAID          WAIVED
Equity Index             $0           $381,864             $0           $397,606          $24,814         $678,884

        YEAR ENDED
         7/31/07
                                         MANAGEMENT
              MANAGEMENT                 FEES PAID
FUND        FEES INCURRED     WAIVER    AFTER WAIVER
Value          $245,724     $221,847      $23,877

                      YEAR ENDED
                       7/31/06                      11/1/04 - 7/31/05               7/26/04 - 10/31/04
                      FUNDS MGMT                       FUNDS MGMT                       FUNDS MGMT
                                  FEES                             FEES                             FEES
FUND          FEES PAID          WAIVED         FEES PAID         WAIVED         FEES PAID         WAIVED
Value             $0           $212,549          $71,675         $92,847          $56,961         $45,434

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                         ANNUAL RATE
                                                       (AS A PERCENTAGE
FUND                               ASSET LEVEL          OF NET ASSETS)
 Capital Growth Fund               First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Endeavor Large Cap Fund           First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Endeavor Select Fund              First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Growth Fund                       First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Growth and Income Fund        All asset levels              0.55%

                                                          ANNUAL RATE
                                                        (AS A PERCENTAGE
FUND                                ASSET LEVEL          OF NET ASSETS)
 Large Cap Growth Fund             First $35M                 0.60%
                                    Over $35M                 0.55%
 Large Company Core Fund            First $4B                 0.75%
                                    Next $2B                 0.725%
                                    Over $6B                  0.70%
 Large Company Value Fund           First $4B                 0.70%
                                    Next $2B                 0.675%
                                    Over $6B                  0.65%
 U.S. Value Fund                All asset levels              0.55%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                          YEAR ENDED 7/31/07
                       MANAGEMENT                  MANAGEMENT
                          FEES                     FEES PAID
FUND                    INCURRED       WAIVER     AFTER WAIVER
Capital Growth         $6,776,114   $1,704,171    $5,071,943
Endeavor Large Cap     $  342,473   $  153,947    $  188,526
Endeavor Select        $7,778,239   $1,204,588    $6,573,651
Growth                 $9,776,659   $  769,857    $9,006,802
Growth and Income      $2,130,043   $  649,344    $1,480,699
Large Cap Growth       $3,017,231   $1,377,818    $1,639,413
Large Company Core     $  462,246   $  221,241    $  241,005
Large Company Value    $1,569,677   $  311,469    $1,258,208
U.S. Value             $1,806,156   $  638,419    $1,167,737

                           YEAR ENDED 7/31/06       PERIOD 1/01/05 - 7/31/05     YEAR ENDED 12/31/04
                                          FEES                        FEES
                       FEES PAID TO    WAIVED BY    FEES PAID TO   WAIVED BY                    FEES
                           FUNDS         FUNDS          FUNDS        FUNDS     FEES PAID TO    WAIVED
FUND                       MGMT           MGMT          MGMT          MGMT          SCM        BY SCM
Capital Growth          $3,106,156    $1,082,026     $  489,574    $235,871    $   566,172    $ 15,769
Endeavor Large Cap      $  173,412    $  155,831     $  144,478    $ 51,036    $   290,073    $  8,242
Endeavor Select         $2,763,110    $  771,401     $  389,180    $ 86,339    $   576,716    $ 16,371
Growth                  $9,440,031    $  603,989     $5,782,031    $404,581    $11,421,317    $303,336
Growth and Income       $1,894,044    $  794,285     $1,410,898    $389,358    $ 3,275,868    $114,723
Large Cap Growth        $1,919,987    $1,417,251     $1,286,167    $505,096    $ 2,958,387    $106,173
Large Company Core      $  433,122    $  272,947     $  315,120    $169,183    $   773,835    $ 19,976
Large Company Value     $1,307,902    $  300,806     $  630,135    $135,684    $   765,636    $ 24,613
U.S. Value              $1,456,033    $  773,877     $1,058,979    $320,194    $ 1,744,276    $ 68,194

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Cooke & Bieler, L.P. ("C&B"), Matrix Asset Advisors, Inc. ("Matrix"), Phocas Financial Corporation ("Phocas") and Wells Capital Management Incorporated, an affiliate of Funds Management ("Wells Capital Management"), to serve as investment sub-advisers to the Funds (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                           FEE                              FEE
FUND                         SUB-ADVISER        (PRIOR TO JANUARY 1, 2006)      (EFFECTIVE JANUARY 1, 2006*)
 Capital Growth            Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Endeavor Large Cap        Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Endeavor Select           Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Equity Index              Wells Capital       First $200M           0.02%      First $100M       0.05%
                             Management         Over $200M           0.01%       Next $100M       0.03%
                                                                                 Over $200M       0.02%
 Growth                    Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Growth and Income             Matrix           First $50M           0.20%
                                                                                 No change
                                                Over $50M            0.16%
 Large Cap Growth          Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Large Company Core            Matrix           First $50M           0.20%
                                                                                 No change
                                                Over $50M            0.16%
 Large Company Value         Phocas/1/         First $200M           0.35%      First $100M       0.29%
                                                Next $200M           0.30%       Next $150M       0.26%
                                                Over $400M           0.25%       Next $750M       0.23%
                                                                                  Over $1B        0.20%
 U.S. Value                Wells Capital       First $200M           0.35%      First $100M       0.35%
                             Management         Next $200M           0.30%       Next $100M       0.30%
                                                Over $400M           0.25%       Next $300M       0.20%
                                                                                 Over $500M       0.15%
 Value                          C&B            First $250M           0.45%
                                                Next $250M           0.40%
                                                                                 No change
                                                Next $250M           0.35%
                                                Over $750M           0.30%

------
* For all Funds except the Large Company Value Fund, which is effective March 21, 2008
/1/   Wells Capital Management served as the sub-adviser to the Large Company
       Value Fund after its reorganization on April 8, 2005 through March 20, 2008. From January 1, 2006 through March 20, 2008, Wells Capital Management was entitled to receive monthly fees at the following annual rates as a percentage of the Fund's average daily net assets: 0.35% for the first $100 million; 0.30% for the next $100 million; 0.20% for the next $300 million; and 0.15% for assets over $500 million. Prior to January 1, 2006, Wells Capital Management was entitled to receive monthly fees at specified annual rates as a percentage of the Fund's average daily net assets as shown in the table.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-advisor to the predecessor portfolios of the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Large Cap Growth, Large Company Value and U.S. Value Funds and Matrix served as the investment sub-advisor to the predecessor portfolios of the Growth and Income and Large Company Core Funds, pursuant to an interim investment sub-advisory agreement and were entitled to receive a monthly fee at the annual rates indicated below of the predecessor portfolio's average daily net assets.

FUND                         SUB-ADVISER              SUB-ADVISORY FEES
 Capital Growth            Wells Capital        First $200M            0.35%
 Endeavor Large Cap          Management          Next $200M            0.30%
 Endeavor Select                                 Over $400M            0.25%
 Growth
 Large Cap Growth
 Large Company Value
 U.S. Value
 Growth and Income             Matrix            First $50M            0.20%
 Large Company Core                               Over $50M            0.16%

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Value Fund to C&B, an unaffiliated sub-adviser, for the Fund's fiscal periods indicated below:

            YEAR ENDED 7/31/07         YEAR ENDED 7/31/06          11/1/04-7/31/05          YEAR ENDED 10/31/04
                     FEES WAIVED/               FEES WAIVED/               FEES WAIVED/               FEES WAIVED/
FUND     FEES PAID    REIMBURSED    FEES PAID    REIMBURSED    FEES PAID    REIMBURSED    FEES PAID    REIMBURSED
Value    $147,434         $0        $130,425         $0         $77,303         $0         $43,593         $0

     Listed below is the aggregate dollar amount of sub-advisory fees paid by the Growth and Income Fund and Large Company Core Fund to Matrix, an unaffiliated sub-adviser, for the periods indicated below:

                         YEAR ENDED 7/31/07         YEAR ENDED 7/31/06         1/1/05 - 7/31/05
                                  FEES WAIVED/               FEES WAIVED/               FEES WAIVED/
FUND                  FEES PAID    REIMBURSED    FEES PAID    REIMBURSED    FEES PAID    REIMBURSED
Growth and Income     $473,142         $0        $726,244         $0        $252,603         $0
Large Company Core    $118,246         $0        $210,675         $0        $ 77,564         $0

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of July 31, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below, except for the information in this section relating to the Large Company Value Fund and its portfolio managers, which is provided as of December 26, 2007 (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                  SUB-ADVISOR      PORTFOLIO MANAGERS
--------------------- ---------------  --------------------------
Capital Growth        Wells Capital    Thomas J. Pence, CFA
Endeavor Large Cap    Management       Michael Harris, CFA
Endeavor Select
Equity Index          Wells Capital    Gregory T. Genung, CFA
                      Management
Growth                Wells Capital    Brandon M. Nelson, CFA
Large Cap Growth      Management       Thomas C. Ognar, CFA
                                       Bruce C. Olson, CFA
Growth and Income     Matrix           David A. Katz, CFA
Large Company Core
Large Company Value   Phocas           William F.K. Schaff, CFA
                                       Stephen L. Block, CFA

U.S. Value            Wells Capital    Robert J. Costomiris, CFA
                      Management
Value                 C&B              Kermit S. Eck, CFA
                                       Daren C. Heitman, CFA
                                       Michael M. Meyer, CFA
                                       James R. Norris
                                       Edward W. O'Connor, CFA
                                       R. James O'Neil, CFA
                                       Mehul Trivedi, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                      COMPANIES                    VEHICLES              OTHER ACCOUNTS MANAGED
                              NUMBER          TOTAL          NUMBER        TOTAL       NUMBER          TOTAL
                                OF            ASSETS           OF         ASSETS         OF            ASSETS
PORTFOLIO MANAGER*           ACCOUNTS        MANAGED        ACCOUNTS      MANAGED     ACCOUNTS        MANAGED
C&B
 Kermit S. Eck, CFA             6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Daren C. Heitman, CFA          6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Michael M. Meyer, CFA          6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 James R. Norris                6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Edward W. O'Connor, CFA        6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 R. James O'Neil, CFA           6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
 Mehul Trivedi, CFA             6        $ 2,653,930,961       1       $29,324,186      224       $ 6,054,919,830
MATRIX
 David A. Katz, CFA             3        $          528M       1       $       11M      440       $ 1,158,000,000
PHOCAS
 William F.K. Schaff, CFA       2        $         27.3M       0       $         0      49        $        106.6M
 Stephen L. Block, CFA          1        $         23.3M       0       $         0      47        $        207.3M

                                  REGISTERED          OTHER POOLED
                             INVESTMENT COMPANIES INVESTMENT VEHICLES  OTHER ACCOUNTS MANAGED
                               NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                 OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*            ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
WELLS CAPITAL MANAGEMENT
 Robert J. Costomiris, CFA       6       $2,426M      1       $   39M      0        $      0
 Gregory T. Genung, CFA          0       $     0      4       $1,158M      5        $ 401.2M
 Michael Harris, CFA             0       $     0      0       $     0     119       $  10.6B
 Brandon M. Nelson, CFA          0       $     0      3       $   34M     20        $     1B
 Thomas C. Ognar, CFA            0       $     0      3       $   34M     17        $     1B
 Bruce C. Olson, CFA             0       $     0      3       $   34M     17        $     1B
 Thomas J. Pence, CFA            3       $  912M      0       $     0     133       $  10.6B

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                    REGISTERED INVESTMENT              OTHER POOLED                   OTHER ACCOUNTS
PORTFOLIO MANAGER*                        COMPANIES                 INVESTMENT VEHICLES                  MANAGED
                                    NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                      OF            ASSETS           OF            ASSETS           OF            ASSETS
                                   ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
C&B
 Kermit S. Eck, CFA                   0           $0                 0           $  0               3             $ 557M
 Daren C. Heitman, CFA                0           $0                 0           $  0               3             $ 557M
 Michael M. Meyer, CFA                0           $0                 0           $  0               3             $ 557M
 James R. Norris                      0           $0                 0           $  0               3             $ 557M
 Edward W. O'Connor, CFA              0           $0                 0           $  0               3             $ 557M
 R. James O'Neil, CFA                 0           $0                 0           $  0               3             $ 557M
 Mehul Trivedi, CFA                   0           $0                 0           $  0               3             $ 557M
MATRIX
 David A. Katz, CFA                   0           $0                 1           $11M               4             $   6M
PHOCAS
William F.K. Schaff, CFA              0           $0                 0           $  0               1             $ 4.9M
Stephen L. Block, CFA                 0           $0                 0           $  0               1             $ 4.9M
WELLS CAPITAL MANAGEMENT
 Robert J. Costomiris, CFA            0           $0                 0           $  0               0             $    0
 Gregory T. Genung, CFA               0           $0                 0           $  0               4             $ 148M
 Michael Harris, CFA                  0           $0                 0           $  0               0             $    0
 Brandon M. Nelson, CFA               0           $0                 0           $  0               1             $ 300M
 Thomas C. Ognar, CFA                 0           $0                 0           $  0               1             $ 300M
 Bruce C. Olson, CFA                  0           $0                 0           $  0               1             $ 300M
 Thomas J. Pence, CFA                 0           $0                 0           $  0               0             $    0

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     MATRIX. Matrix focuses solely on a large cap value strategy for all accounts and does not anticipate any conflicts of interest arising between the Fund and the investment strategy of other accounts due to the policies and procedures that are in place. Matrix maintains and follows the "MAA Client Trading Policy and Procedures" outlining the method of sequencing trade orders among clients, including Funds. All orders are aggregated to the extent feasible with the intent to achieve net best execution. The exception to this would be those accounts with directed brokerage. In general no priority is to be given to any brokerage house in terms of the timing of orders. Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement. MAA makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest. Employee trading is governed by both Matrix's Code of Ethics and Employee Trading Policy and Procedures. Employees are prohibited from buying or selling individual securities on the same day of the firm's purchase or sale of the same security for any client, except in the case an employee has designated Matrix as their investment advisor and is thereby a client of the firm traded with other client accounts according to client trading policies and procedures. As MAA manages separate client accounts, a hedge fund and advises and sub-advises mutual funds and closed end funds, we are cognizant of the issues involved with managing and trading these different accounts. We have safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.

     PHOCAS. In the case of Phocas, the Portfolio Managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest. The management of other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. Phocas believes that the Portfolio Managers are able to devote sufficient attention to the management of the Fund, and Phocas seeks to manage such competing interests for the time and attention of the Portfolio Managers. With respect to securities transactions for the Fund, Phocas determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Phocas believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Phocas will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients. Phocas does not anticipate any material conflicts of interest between management of the Fund and other funds and accounts managed by the firm. Phocas' brokerage and trading policies are designed to ensure that no conflicts arise between transactions involving the Fund and those involving separately managed or other accounts and to mitigate conflicts of interest, if any arise.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     MATRIX COMPENSATION. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company performance and profitability, which obviously subsumes individual account performance.

     PHOCAS COMPENSATION. The Portfolio Managers are compensated with a salary and bonus package. Phocas' bonus pool is determined by Phocas' profits, and distributed based on an individual's performance against personal long and short term goals, coinciding with the performance of the Fund and not based on the asset size of the Fund. The Portfolio Managers do not participate in a company-sponsored retirement plan and receive standard benefits commensurate with the other employees of the firm. Portfolio Managers do not receive deferred compensation.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                  FUND                       BENEFICIAL OWNERSHIP
 C&B
  Kermit S. Eck, CFA               Value                      $0
  Daren C. Heitman, CFA            Value                      $0
  Michael M. Meyer, CFA            Value                      $100,001 - $500,000
  James R. Norris                  Value                      $10,001 - $50,000
  Edward W. O'Connor, CFA          Value                      $0
  R. James O'Neil, CFA             Value                      $0
  Mehul Trivedi, CFA               Value                      $10,001 - $50,000
 MATRIX
  David A. Katz, CFA               Growth and Income          $100,001 - $500,000
                                   Large Company Core         $0
 PHOCAS
 William F.K. Schaff, CFA          Large Company Value        $0
 Stephen L. Block, CFA             Large Company Value        $0
 WELLS CAPITAL MANAGEMENT
  Robert J. Costomiris, CFA        U.S. Value                 $1 - $10,000
  Gregory T. Genung, CFA           Equity Index               $10,001 - $50,000
  Michael Harris, CFA              Capital Growth             $100,001 - $500,000
                                   Endeavor Large Cap         $0
                                   Endeavor Select            $100,001 - $500,000
  Brandon M. Nelson, CFA           Growth                     $500,001 - $1,000,000
                                   Large Cap Growth           $100,001 - $500,000
  Thomas C. Ognar, CFA             Growth                     $500,001 - $1,000,000
                                   Large Cap Growth           $100,001 - $500,000
  Bruce C. Olson, CFA              Growth                     $100,001 - $500,000
                                   Large Cap Growth           $100,001 - $500,000
  Thomas J. Pence, CFA             Capital Growth             $0
                                   Endeavor Large Cap         $50,001 - $100,000
                                   Endeavor Select            $50,001 - $100,000

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                     CLASS-LEVEL
                                FUND-LEVEL ADMIN. FEE/1/              ADMIN.FEE                 TOTAL ADMIN. FEE
                                                     (% OF              (% OF                                    (% OF
                             AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY        AVERAGE DAILY       AVERAGE DAILY
SHARE CLASS                   NET ASSETS          NET ASSETS)        NET ASSETS)          NET ASSETS          NET ASSETS)
 Class A, Class B,        First $5 billion            0.05%              0.28%        First $5 billion            0.33%
 Class C and               Next $5 billion            0.04%                            Next $5 billion            0.32%
 Advisor Class/2/         Over $10 billion            0.03%                           Over $10 billion            0.31%
 Administrator            First $5 billion            0.05%              0.10%        First $5 billion            0.15%
 Class/3/                  Next $5 billion            0.04%                            Next $5 billion            0.14%
                          Over $10 billion            0.03%                           Over $10 billion            0.13%
 Institutional Class      First $5 billion            0.05%              0.08%        First $5 billion            0.13%
                           Next $5 billion            0.04%                            Next $5 billion            0.12%
                          Over $10 billion            0.03%                           Over $10 billion            0.11%
 Investor Class/4/        First $5 billion            0.05%              0.40%        First $5 billion            0.45%
                           Next $5 billion            0.04%                            Next $5 billion            0.44%
                          Over $10 billion            0.03%                           Over $10 billion            0.43%
 Class Z/4/               First $5 billion            0.05%              0.40%        First $5 billion            0.45%
                           Next $5 billion            0.04%                            Next $5 billion            0.44%
                          Over $10 billion            0.03%                           Over $10 billion            0.43%

/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
/2/   From April 11, 2005 through November 30, 2007, the class-level administration fee was reduced by 0.05% for Class A, Class B and Class C of the U.S. Value Fund and by 0.05% for the Advisor Class of the Growth and Income Fund. Effective December 1, 2007, these fee reductions were removed and the administration fees for these classes of the U.S. Value Fund and Growth and Income Fund are as shown in the table.
/3/   Prior to April 11, 2005, the class-level administration fee for the Value
       Fund was 0.20%.
/4/   Effective December 1, 2007, the class-level administration fee for the
       Investor Class and Class Z was reduced by 0.05%, as shown in the table. From August 2, 2004 through November 30, 2007, the class-level administration fee for the Investor Class and Class Z was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion. From April 11, 2005 through November 30, 2007, the class-level administration fee was reduced by 0.08% for the Investor Class of the Large Company Value Fund, by 0.05% for the Investor Class of the Growth and Income Fund, by 0.05% for the Investor Class of the Large Cap Growth Fund and by 0.05% for Class Z of the U.S. Value Fund. Effective December 1, 2007, these fee reductions were removed and the administration fees for these classes of the Large Company Value Fund, Growth and Income Fund, Large Cap Growth Fund and U.S. Value Fund are as shown in the table.

     Administrative Fees Paid. For the fiscal periods shown in the tables
     ------------------------
below, the Equity Index Fund and the Value paid the following administrative fees:

                                              YEAR ENDED
                                                7/31/07
                             ADMINISTRATIVE                 FEES PAID AFTER
FUND                          FEES INCURRED   FEES WAIVED       WAIVERS
Equity Index (Fund Level)       $188,724        $188,724       $      0
 Class A                        $976,363        $ 28,743       $947,620
 Class B                        $ 80,490        $  2,370       $ 78,120

                             YEAR ENDED   PERIOD ENDED   YEAR ENDED
                               7/31/06       7/31/05      9/30/04
FUND                         FUNDS MGMT    FUNDS MGMT    FUNDS MGMT
Equity Index (Fund Level)     $ 10,313      $165,416     $200,680
 Class A                      $971,865      $758,191     $960,303
 Class B                      $ 97,353      $101,365     $163,505

                                     YEAR ENDED 7/31/07
                                         FUNDS MGMT
                        ADMINISTRATIVE                 FEES PAID AFTER
FUND                     FEES INCURRED   FEES WAIVED       WAIVERS
Value (Fund Level)         $ 16,382           $0          $ 16,382
 Class A                   $ 10,876           $0          $ 10,876
 Class B                   $  3,230           $0          $  3,230
 Class C                   $  1,442           $0          $  1,442
 Investor Class*           $109,960           $0          $109,960
 Administrator Class       $  2,775           $0          $  2,775

                              YEAR ENDED                                  7/26/04-
                                7/31/06         11/1/04 - 7/31/05         10/31/04
FUND                          FUNDS MGMT            FUNDS MGMT           FUNDS MGMT
 Value (Fund Level)             $     0              $10,968              $ 2,725
  Class A                       $ 8,055              $ 6,429              $   359
  Class B                       $ 1,937              $ 2,124              $   118
  Class C                       $   991              $   961              $    28
  Investor Class*               $48,391              $49,033              $13,894
  Administrator Class           $     0              $ 1,596              $   621

*   Formerly named Class D.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Capital Growth, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core, Large Company Value and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the predecessor classes of shares shown below:

CLASS                                                           FEE
       Class A, Class B, Class C and Class Z Shares             0.30%
       Administrator Class (formerly Class K) Shares            0.25%
       Advisor Class                                            0.30%
       Institutional Class Shares                               0.02%
       Investor Class Shares                                    0.30%

     The table below shows the administrative fees paid by either the following Funds or their predecessor portfolios to the respective administrator shown below. The table does not contain information on the Class A and Class C shares of the Capital Growth Fund, and the Class A, Class C and Institutional Class of the Large Company Value Fund, because these classes of shares did not commence operations until July 31, 2007, and March 31, 2008, respectively. The table does not contain information on the Class B and Class C shares of the Growth and Income Fund because these classes of shares are not expected to commence operations until after the closing of the proposed reorganziation.


                                                     YEAR ENDED 7/31/07
                                                         FUNDS MGMT
                             ADMINISTRATIVE FEES
FUND                              INCURRED             FEES WAIVED        FEES PAID AFTER WAIVERS
Capital Growth
 Fund Level                      $  468,055                 $0                  $  468,055
 Administrator Class             $  455,801                 $0                  $  455,801
 Investor Class                  $1,322,991                 $0                  $1,322,991
 Institutional Class             $  149,049                 $0                  $  149,049
Endeavor Large Cap
 Fund Level                      $   22,832                 $0                  $   22,832
 Class A                         $  114,725                 $0                  $  114,725
 Class B                         $    8,502                 $0                  $    8,502
 Class C                         $    4,629                 $0                  $    4,629
Endeavor Select
 Fund Level                      $  542,150                 $0                  $  542,150
 Class A                         $  437,582                 $0                  $  437,582
 Class B                         $   32,178                 $0                  $   32,178
 Class C                         $   23,259                 $0                  $   23,259
 Administrator Class             $   88,442                 $0                  $   88,442
 Institutional Class             $  655,824                 $0                  $  655,824
Growth
 Fund Level                      $  694,359                 $0                  $  694,359
 Investor Class                  $4,617,112                 $0                  $4,617,112
 Advisor Class                   $   57,409                 $0                  $   57,409
 Institutional Class             $  178,064                 $0                  $  178,064
 Class C                         $      645                 $0                  $      645
 Administrator Class             $  119,379                 $0                  $  119,379
Growth and Income
 Fund Level                      $  142,003                 $0                  $  142,003
 Investor Class                  $  982,521                 $0                  $  982,521
 Advisor Class                   $    7,501                 $0                  $    7,501
 Institutional Class             $   26,166                 $0                  $   26,166
 Administrator Class             $    2,407                 $0                  $    2,407
Large Cap Growth
 Fund Level                      $  201,149                 $0                  $  201,149
 Investor Class                  $1,609,190                 $0                  $1,609,190
Large Company Core
 Fund Level                      $   30,816                 $0                  $   30,816
 Class A                         $   42,173                 $0                  $   42,173
 Class B                         $   12,584                 $0                  $   12,584
 Class C                         $    7,944                 $0                  $    7,944
 Administrator Class             $    5,698                 $0                  $    5,698
 Class Z                         $  150,938                 $0                  $  150,938
Large Company Value

                                                     YEAR ENDED 7/31/07
                                                         FUNDS MGMT
                             ADMINISTRATIVE FEES
FUND                              INCURRED             FEES WAIVED        FEES PAID AFTER WAIVERS
 Fund Level                       $104,645                  $0                   $104,645
 Administrator Class              $  6,614                  $0                   $  6,614
 Investor Class                   $749,903                  $0                   $749,903
U.S. Value
 Fund Level                       $120,411                  $0                   $120,411
 Class A                          $  6,926                  $0                   $  6,926
 Class B                          $ 10,368                  $0                   $ 10,368
 Class C                          $  4,717                  $0                   $  4,717
 Administrator Class              $188,513                  $0                   $188,513
 Class Z                          $170,950                  $0                   $170,950

                             YEAR ENDED          4/9/05 -         1/1/05 -                  YEAR ENDED
                               7/31/06           7/31/05           4/8/05                    12/31/04
                                FEES               FEES
                               PAID TO           PAID TO            FEES              FEES               FEES
                                FUNDS             FUNDS            PAID TO           PAID TO           WAIVED BY
FUND                            MGMT               MGMT              SIS               SIS                SIS
Capital Growth
 Fund Level                  $  282,978        $   10,473         $  8,436           N/A                 N/A
 Administrator Class         $  244,467        $    5,819         $  4,687         $        0          $  7,360
 Investor Class              $1,075,889        $  140,113         $112,858         $  208,010          $ 15,934
 Institutional Class         $   65,922        $    1,076         $    866           N/A                 N/A
Endeavor Large Cap
 Fund Level                  $   21,950        $    2,370         $  1,909           N/A                 N/A
 Class A                     $  113,261        $   30,332         $ 24,432         $  115,573          $      0
 Class B                     $    7,157        $      693         $    558         $    2,466          $      0
 Class C                     $    2,499        $      261         $    210         $    1,288          $      0
Endeavor Select
 Fund Level                  $  238,200        $    5,989         $  4,824           N/A                 N/A
 Class A                     $  320,743        $   73,795         $ 59,440         $  231,919          $      0
 Class B                     $   25,424        $    1,887         $  1,520         $    2,809          $      0
 Class C                     $   13,651        $      897         $    722         $    2,506          $      0
 Administrator Class         $   80,215        $   29,933         $ 24,110           N/A                 N/A
 Institutional Class         $  214,142        $    5,235         $  4,217           N/A                 N/A
Growth
 Fund Level                  $  714,925        $   77,390         $ 62,336           N/A                 N/A
 Investor Class              $5,136,450        $1,143,553         $921,108         $3,626,197          $      0
 Advisor Class               $   33,542        $    5,114         $  4,119         $   22,461          $      0
 Institutional Class         $  158,995        $   35,052         $ 28,234         $   57,419          $      0
 Class C                     $      504        $      137         $    110         $    1,229          $      0
 Administrator Class         $   77,512        $   29,920         $ 24,100         $        0          $148,903
Growth and Income
 Fund Level                  $  179,222        $   23,354         $ 18,811           N/A                 N/A
 Investor Class              $1,068,634        $  439,503         $354,010         $1,562,947          $      0
 Advisor Class               $    8,838        $    3,706         $  2,985         $   19,997          $      0
 Institutional Class         $   23,922        $    2,852         $  2,297         $   12,340          $      0
 Administrator Class         $   57,540        $    8,594         $  6,923         $   37,782          $ 30,023
Large Cap Growth

                               YEAR ENDED          4/9/05 -            1/1/05 -                   YEAR ENDED
                                7/31/06             7/31/05             4/8/05                     12/31/04
                                  FEES               FEES
                                PAID TO             PAID TO              FEES               FEES               FEES
                                 FUNDS               FUNDS             PAID TO             PAID TO           WAIVED BY
FUND                              MGMT               MGMT                SIS                 SIS                SIS
 Fund Level                   $  222,364           $192,551            $155,096            N/A                 N/A
 Investor Class               $1,779,979           $275,485            $221,898          $1,664,015           $     0
Large Company Core
 Fund Level                   $   47,071           $161,434            $130,032            N/A                 N/A
 Class A                      $   70,145           $ 34,751            $ 27,991          $  182,630           $     0
 Class B                      $   17,076           $  6,330            $  5,098          $   25,472           $     0
 Class C                      $   10,883           $  4,658            $  3,752          $   21,976           $     0
 Administrator Class          $   19,587           $ 23,236            $ 18,716          $        0           $72,873
 Class Z                      $  177,830            N/A                 N/A                N/A                 N/A
Large Company Value
 Fund Level                   $  107,247           $ 11,420            $  9,199            N/A                 N/A
 Administrator Class          $    8,155           $  2,288            $  1,843          $        0           $10,809
 Investor Class               $  763,457           $149,555            $120,463          $  366,867           $     0
U.S. Value
 Fund Level                   $  148,661           $ 18,569            $ 14,957            N/A                 N/A
 Class A                      $    8,792           $  3,573            $  2,878          $   13,364           $     0
 Class B                      $   12,216           $  4,397            $  3,542          $   17,261           $     0
 Class C                      $    5,879           $  2,543            $  2,049          $   12,969           $     0
 Administrator Class          $  228,668           $ 47,241            $ 38,052          $  143,614           $62,409
 Class Z                      $  227,854           $244,771            $197,158          $  697,798           $     0

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended July 31, 2007, the Funds paid the Distributor the following fees for distribution-related services. The table does not contain information on the Class C shares of the Capital Growth Fund and the Class C shares of the Large Company Value Fund because those classes of shares did not commence operations until July 31, 2007, and March 31, 2008, respectively. The table does not contain information on the Class B and Class C shares of the Growth and Income Fund because these classes of shares are not expected to commence operations until after the closing of the proposed reorganization.


                               DISTRIBUTION FEES

                                                         PRINTING,      COMPENSATION      COMPENSATION
                                                         MAILING &           TO                TO
FUND/CLASS                TOTAL        ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DLRS        OTHER*
 EQUITY INDEX
  Class B               $215,599            $0              $0             $     0          $     0        $215,599
 ENDEAVOR LARGE CAP
  Class B               $ 22,774            $0              $0             $     0          $     0        $ 22,774
  Class C               $ 12,400            $0              $0             $ 9,902          $ 2,498        $      0
 ENDEAVOR SELECT
  Class B               $ 86,191            $0              $0             $     0          $     0        $ 86,191
  Class C               $ 62,300            $0              $0             $49,604          $12,696        $      0
 GROWTH
  Class C               $  1,726            $0              $0             $ 1,404          $   322        $      0
 LARGE COMPANY CORE
  Class B               $ 33,708            $0              $0             $     0          $     0        $ 33,708
  Class C               $ 21,278            $0              $0             $16,866          $ 4,412        $      0
 U.S. VALUE
  Class B               $ 33,807            $0              $0             $     0          $     0        $ 33,807
  Class C               $ 15,382            $0              $0             $ 9,057          $ 6,325        $      0
 VALUE
  Class B               $  8,650            $0              $0             $     0          $     0        $  8,650
  Class C               $  3,864            $0              $0             $ 1,806          $ 2,058        $      0

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/
     dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of all Funds was as follows:

    YEAR ENDED 7/31/07              YEAR ENDED 7/31/06            4/11/05 - 7/31/05
    PAID          RETAINED          PAID         RETAINED         PAID        RETAINED
 $  76,008           $0          $106,177         $1,986        $7,761        $7,761

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Equity Index Fund and Value Fund on a continuous basis. For the past three fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens Inc. ("Stephens") by the Equity Index Fund (and other WELLS FARGO ADVANTAGE FUNDS) and the amounts retained by Stephens was as follows:

     10/1/04 - 4/10/05                  YEAR ENDED 9/30/04
    PAID           RETAINED            PAID            RETAINED
 $  50,411          $7,532         $2,015,276         $340,635

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Value Fund and the other C&B Funds and the amounts retained by Stephens were as follows:

        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  80,123            $13,405            $84,463           $43,443

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Capital Growth Fund, Endeavor Large Cap Fund, Endeavor Select Fund, Growth Fund, Growth and Income Fund, Large Cap Growth Fund, Large Company Core Fund, Large Company Value Fund and U.S. Value Fund. For the period January 1, 2005, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

     1/1/05 - 4/10/05
    PAID          RETAINED
 $  8,158         $8,158

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

                 THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS
FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of

WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the proposed reorganization of the Wells Fargo Advantage Equity Index Fund into the Index Fund.

     Investors Eligible to Acquire Class B and Class C shares of the Growth and
     --------------------------------------------------------------------------
Income Fund. Class B and Class C shares of the Growth and Income Fund are
-----------
initially offered solely to shareholders who are eligible to receive such shares in exchange for their Class B and Class C shares of the Large Company Core Fund as a result of the proposed reorganization of such Fund into the Growth and Income Fund. Currently, Class B and Class C shares of the Growth and Income Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which, if duly approved, is expected to occur on July 18, 2008. Thereafter, Class B and Class C shares of the Growth and Income Fund will be available for investment to any other eligible investors.


     Additional Investors Eligible to Purchase Class Z Shares of the Large
     ---------------------------------------------------------------------
Company Core and U.S. Value Funds ("Class Z shares"):
-----------------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Investors Eligible to Purchase Closed Funds. The Value Fund, Classes A and
     --------------------------------------------
C, (the "Closed Fund") are closed to new investors. You may continue to purchase shares of the Closed Fund if:

  o You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

  o You are the beneficiary of shares of the Closed Fund (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

  o You sponsor a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:

                              JULY 31,         JULY 31,
FUND                            2007             2006
Capital Growth                  114%              89%
Endeavor Large Cap              109%             111%
Endeavor Select                  91%              84%
Equity Index                      4%               6%
Growth                          117%             123%
Growth and Income                56%/2/           16%
Large Cap Growth                113%              98%
Large Company Core               33%/2/           16%
Large Company Value              18%               8%
U.S. Value                       17%/1/           43%
Value                            24%              33%

1
  The sub-advisor made purchases in the industrials, energy, and telecommunication groups, and as a result reduced the Fund's holdings in the consumer staples group. These sector moves increased the portfolio turnover rate relative to the preceding fiscal year.
/2/   Portfolio turnover increased in part because several holdings in the
       Funds were acquired for cash such as Bank of New York, Dollar General, First Data Corp., American Power Conversion and Symbol Technologies. Additionally, several holdings reached the sub-adviser's target sale price and were sold and proceeds were invested in other opportunities.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                     YEAR ENDED       YEAR ENDED             PERIOD             YEAR ENDED
FUND                   7/31/07          7/31/06        10/1/04 - 7/31/05*        9/30/04*
 Equity Index          $23,035          $17,453              $18,127              $9,003

* While market movement may account for some of the difference in total commissions in these periods due to margin requirements on futures and shareholder fund outflows, there are two components that would account for the remainder: an increase in assets and an increase in turnover.

     For the same fiscal periods listed above, the Equity Index Fund did not pay any brokerage commissions to affiliated brokers.

                               TOTAL COMMISSIONS

               YEAR ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
FUND             7/31/07           7/31/06            7/31/05           10/31/04
 Value         $  12,642*          $23,366            $35,679           $16,668

------
* The Value Fund's commissions declined approximately 54% from the previous period. This decline resulted from an increase in execution trading and a decline in soft dollar transactions.

     Former Strong Funds. For the fiscal periods listed below, the Funds or the
     --------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                             YEAR ENDED            YEAR ENDED           PERIOD ENDED         YEAR ENDED
FUND                           7/31/07              7/31/06                7/31/05            12/31/04
 Capital Growth              $1,789,951          $ 1,239,599*            $  408,385         $  531,694
 Endeavor Large Cap          $   79,328          $    90,369             $   71,136         $  196,826
 Endeavor Select             $1,754,932          $ 1,110,019***          $  203,311         $  448,327
 Growth                      $3,232,495          $ 4,405,646             $3,669,302         $4,425,371
 Growth and Income           $  339,000          $   371,880****         $  843,024         $2,519,137
 Large Cap Growth            $  872,984          $   943,270             $  697,352         $1,491,711
 Large Company Core          $   80,578          $   104,928****         $  300,950         $  585,554
 Large Company Value         $   70,737          $    60,954**           $  118,770         $  172,666
 U.S. Value                  $  150,820          $   344,347             $  183,300         $  578,170

------
* The increase in total commission was due to the significant change in the size of the fund assets.
**   In the first quarter of 2005, the assets of the Strong Dividend Income
       Fund, the Strong Energy Fund, and the Strong Dow 30 Value Fund were combined to form the Wells Fargo Advantage Large Company Value Fund. The assets of the new Fund were rebalanced throughout the course of the year in order to move the new Fund's holdings towards portfolio targets. The rebalancing produced a level of turnover that was higher than what is expected to be typical for the Fund.
***   The increase in total commission was due to the significant change in the size of the fund assets.
**** Matrix assumed management of the Funds on 1/1/05. Matrix's repositioning of the Funds upon taking over management resulted in higher turnover and brokerage commissions in 2005.

     For the fiscal year ended July 31, 2007, the Funds listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated amount of total transactions.

FUND                     COMMISSIONS PAID   TRANSACTIONS VALUE
  Capital Growth             $330,466          $468,140,863
  Endeavor Large Cap         $ 12,941          $ 16,167,348
  Endeavor Select            $354,846          $537,081,068
  Equity Index               $      0          $          0
  Growth                     $619,528          $621,381,111
  Growth and Income          $214,020          $203,529,155
  Large Cap Growth           $226,946          $235,535,498
  Large Company Core         $ 37,454          $ 32,925,851
  Large Company Value        $ 62,252          $ 83,042,532
  U.S. Value                 $ 34,736          $121,269,427

FUND            COMMISSIONS PAID   TRANSACTIONS VALUE
  Value Fund         $6,275            $5,263,493

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of July 31, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                     BROKER DEALER                            AMOUNT
 Capital Growth          Bear Stearns                          $ 6,948,489
                         Citigroup                             $ 6,065,104
                         Credit Suisse First Boston Corp       $ 9,486,413
                         Deutsche Bank Alex Brown              $   617,643
                         Goldman Sachs & Co.                   $10,394,286
                         JP Morgan Chase & Co.                 $22,178,840
                         Lehman Brothers, Inc.                 $12,055,900
                         Morgan Stanley & Co.                  $ 7,284,041
 Endeavor Large Cap      Bear Stearns                          $   117,600
                         Citigroup                             $   102,650
                         Credit Suisse First Boston Corp       $   160,554
                         Deutsche Bank                         $    10,453
                         Goldman Sachs & Co.                   $   402,029
                         JP Morgan Chase & Co.                 $   910,567
                         Lehman Brothers, Inc.                 $   498,480
                         Morgan Stanley & Co.                  $   123,281
 Endeavor Select         Bear Stearns                          $ 7,506,242
                         Credit Suisse First Boston Corp       $10,247,883
                         Deutsche Bank                         $   667,221
                         Goldman Sachs & Co.                   $ 1,137,116
                         Lehman Brothers, Inc.                 $14,607,200
                         Morgan Stanley & Co.                  $ 7,868,728
 Equity Index            Bank of America                       $ 5,831,000
                         Bear Stearns                          $ 3,245,000
                         Citigroup                             $ 8,866,000
                         Credit Suisse First Boston Corp       $ 3,883,000
                         Deutsche Bank Alex Brown              $   253,000
                         Goldman Sachs & Co.                   $ 2,562,000
                         JP Morgan Chase & Co.                 $ 4,166,000
                         Lehman Brothers, Inc.                 $   915,000
                         Merrill Lynch & Co.                   $ 1,790,000
                         Morgan Stanley & Co.                  $ 4,847,000
 Growth                  Bear Stearns                          $15,526,362
                         Citigroup                             $13,552,442
                         Credit Suisse First Boston Corp       $21,197,339
                         Deutsche Bank                         $ 1,380,121
                         Goldman Sachs & Co.                   $ 2,352,079
                         Lehman Brothers, Inc.                 $ 2,480,000
                         Merrill Lynch & Co.                   $10,759,000
                         Morgan Stanley & Co.                  $16,276,152

Growth and Income         Bank of America                      $11,143,700
                          Bear Stearns                          $ 1,303,488
                          Citigroup                             $12,370,455
                          Credit Suisse First Boston Corp       $ 1,779,585
                          Deutsche Bank                         $   115,866
                          Goldman Sachs & Co.                   $   197,465
                          JP Morgan Chase & Co.                 $ 9,124,325
                          Merrill Lynch & Co.                   $ 9,052,400
                          Morgan Stanley & Co.                  $11,266,286
 Large Cap Growth         Bear Stearns                          $ 2,632,792
                          Citigroup                             $ 2,298,076
                          Credit Suisse First Boston Corp       $ 3,594,415
                          Deutsche Bank                         $   234,026
                          Goldman Sachs & Co.                   $ 4,071,470
                          Merrill Lynch & Co.                   $ 2,522,800
                          Morgan Stanley & Co.                  $ 2,759,933
 Large Company Core       Bank of America                       $ 1,896,800
                          Bear Stearns                          $   255,046
                          Citigroup                             $ 2,131,992
                          Credit Suisse First Boston Corp       $   348,202
                          Deutsche Bank                         $    22,671
                          Goldman Sachs & Co.                   $    38,637
                          JP Morgan Chase & Co.                 $ 1,522,746
                          Merrill Lynch & Co.                   $ 1,484,000
                          Morgan Stanley & Co.                  $ 2,004,627
 Large Company Value      Bank of America                       $ 5,510,204
                          Bear Stearns                          $ 1,272,606
                          Citigroup                             $ 7,719,098
                          Credit Suisse First Boston Corp       $ 1,737,423
                          Deutsche Bank                         $   113,121
                          Goldman Sachs & Co.                   $ 2,547,036
                          JP Morgan Chase & Co.                 $ 5,686,092
                          Merrill Lynch & Co.                   $ 1,751,120
                          Morgan Stanley & Co.                  $ 3,919,910
 U.S. Value               Bank of America                       $ 2,437,388
                          Bear Stearns                          $ 1,131,312
                          Citigroup                             $ 5,830,764
                          Credit Suisse First Boston Corp       $ 1,544,522
                          Deutsche Bank Alex Brown              $   100,561
                          Goldman Sachs & Co.                   $   171,382
                          JP Morgan Chase & Co.                 $ 2,130,084
                          Morgan Stanley & Co.                  $ 1,217,900
 Value                    Bank of America                       $ 1,056,000
                          Bear Stearns                          $    69,000
                          Citigroup                             $    61,000
                          Credit Suisse First Boston Corp       $    95,000
                          Deutsche Bank Alex Brown              $     6,000
                          Goldman Sachs & Co.                   $    11,000
                          JP Morgan Chase & Co.                 $   577,000
                          Morgan Stanley & Co.                  $    73,000


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of July 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                CAPITAL LOSS CARRY-
FUND                                FORWARD ($)        EXPIRATION DATE
  Growth                           $151,275,518             2009
  Growth and Income                $ 16,463,063             2010
                                   $    441,738             2011
  Large Cap Growth                 $145,946,223             2008
                                   $203,828,512             2010
  Large Company Value              $  3,530,497             2009
                                   $    604,271             2010


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or
(viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are eleven series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.


     The table does not contain information on the Class A, Class C and Institutional Class of the Large Company Value Fund, because these classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class B and Class C shares of the Growth and Income Fund because these classes of shares are not expected to commence operations until after the closing of the proposed reorganziation.


                       5% OWNERSHIP AS OF MARCH 10, 2008

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
CAPITAL GROWTH
 Class A                    CHARLES SCHWAB & CO INC                     76.43%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class C                    MLPF&S FOR THE SOLE BENEFIT                 14.72%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            ATTN: CASE HOOGENDOORN                      11.28%
                            OPPENHEIMER & CO INC
                            FBO HOOGENDOORN & TALBOT LLP SVGS
                            & PFT SHRG PL & TR
                            AUTHORIZED PARTNER
                            122 S MICHIGAN AVE STE 1220
                            AMERICAN ENTERPRISE INVESTMENT               7.37%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                     25.77%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     20.44%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     18.54%
                            WELLS FARGO 401K
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     12.28%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK AS TRUSTEE                11.05%
                            FOR STARWOOD HOTELS AND RESORTS
                            WORLDWIDE
                            ONE LINCOLN STREET
                            BOSTON MA 02111-2901

FUND                        NAME AND ADDRESS                              PERCENTAGE
----------------------      -------------------------------------      ----------------
                            STATE OF INDIANA TTEE                           8.00   %
                            STATE OF INDIANA DEFERRED COMP
                            & MATCHING PLAN
                            8515 E ORCHARD RD # 2T2
                            GREENWOOD VLG CO 80111-5002
 Institutional Class        NFS LLC FEBO                                   34.74   %
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS 401K FINOPS - IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WELLS FARGO BANK NA FBO                        10.77   %
                            EDVEST WELLS FARGO AGGRESSIVE PORT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                         5.11   %
                            TOMORROW'S SCHOLAR AGGRESSIVE GROWTH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                        30.22   %
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            ATTN: TERESA MILLER                            23.79   %
                            NFS LLC FEBO
                            THE TRUST COMPANY OF KNOXVILLE
                            THE TRUST CO OF KNOXVILLE TTEE
                            620 MARKET ST STE 300
                            KNOXVILLE TN 37902-2290
                            NFS LLC FEBO                                   10.54   %
                            THE TRUST COMPANY OF KNOXVILLE TTEE
                            THE TRUST COMPANY OF KNOXVILLE
                            RETIREMENT PLAN - OMNIBUS ACCT
                            620 MARKET ST STE 300
                            KNOXVILLE TN 37902-2290
                            VARIOUS FASCORP RECORDKEPT PLANS                5.07   %
                            WELLS FARGO BANK NA
                            401K
                            C/O GREAT WEST LIFE
                            8515 E ORCHARD RD STE 2T2
                            GREENWOOD VILLAGE CO 80111-5002
ENDEAVOR LARGE CAP
 Endeavor Large Cap (Fund   WELLS FARGO FUNDS MANAGEMENT LLC                 60.70%/1/
Level)                      EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
 Class A                    WELLS FARGO FUNDS MANAGEMENT LLC               68.19   %
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400

FUND            NAME AND ADDRESS                            PERCENTAGE
----------      -----------------------------------      ----------------
                CHARLES SCHWAB & CO INC                      11.80   %
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class B        AMERICAN ENTERPRISE INVESTMENT               54.35   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        AMERICAN ENTERPRISE INVESTMENT               19.18   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                MERRILL LYNCH PIERCE FENNER &                17.77   %
                SMITH INC
                MERRILL LYNCH FIN DATA SERVICES
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR E FL 3
                JACKSONVILLE FL 32246-6484
                UBS FINANCIAL SERVICES INC. FBO               6.04   %
                SCOTT ADAMS TTEE HUZYAK
                NIECES AND NEPHEWS TRUST
                DTD 12/4/93
                57 STONECLIFF COVE DR
                DAWSONVILLE GA 30534-6413
ENDEAVOR SELECT
 Endeavor SelectPRUDENTIAL INVESTMENT MGMT SERV                53.20%/2/
                FBO MUTUAL FUND CLIENTS
                ATTN: PRUCHOICE UNIT
                MAIL STOP 194-201
                194 WOOD AVENUE SOUTH
                ISELIN NJ 08830-2710
 Class A        CHARLES SCHWAB & CO INC                      49.10   %
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
                MERCER TRUST COMPANY TTEE FBO                11.72   %
                FLOWERS FOODS INC 401K PLAN
                1 INVESTORS WAY MSC N-3-H
                NORWOOD MA 02062-1599
 Class B        AMERICAN ENTERPRISE INVESTMENT               54.11   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class C        AMERICAN ENTERPRISE INVESTMENT               28.47   %
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC             30.35%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
                            CHARLES SCHWAB & CO INC                       5.21%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Institutional Class        PRUDENTIAL INVESTMENT MGMT SERV              72.32%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            MAIL STOP 194-201
                            194 WOOD AVENUE SOUTH
                            ISELIN NJ 08830-2710
                            PATTERSON & CO                               14.00%
                            OMNIBUS CASH / CASH A/C
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288-0001
EQUITY INDEX
 Class A                    WELLS FARGO BANK WEST NA                      6.10%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD # 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    NONE                                        NONE
GROWTH AND INCOME
 Administrator Class        WELLS FARGO BANK NA FBO                      83.49%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NFS LLC FEBO                                  9.91%
                            DANIEL MCFADDEN JR
                            10644 VERSAILLES BLVD
                            WELLINGTON FL 33449-8085
 Advisor Class              UMB BANK NA                                  34.85%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            CHARLES SCHWAB & CO INC                      33.66%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
                            UMB BANK NA                                   15.07%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            SECURITY BENEFIT LIFE INSURANCE CO             5.54%
                            FBO SBL VARIABLE ANNUITY ACCT XIV
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
 Institutional Class        WELLS FARGO BANK NA FBO                       64.60%
                            YAZAKI EMPLOYEE SAVINGS PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        9.11%
                            LIFE STAGES AGGRESSIVE PORTFOLIO
                            A/C
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        8.71%
                            YAZAKI
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        8.03%
                            LIFE STAGES MODERATE PORTFOLIO
                            A/C
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             MERRILL LYNCH PIERCE FENNER &                 15.24%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTN: SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
GROWTH
 Class C                    AMERICAN ENTERPRISE INVESTMENT                21.03%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MS&CO FBO                                      5.35%
                            JUDITH HEITMEYER TTEE
                            SIMON HEITMEYER FAMILY TRUST U/A
                            DTD 05/11/1987
                            9 WEBSTER HILL ESTATES
                            MOUNT VERNON IL 62864-2346
                            MS&CO FBO                                      5.16%
                            VICTORIA WOOTEN TTEE
                            VICTORIA WOOTEN TRUST U/A
                            DTD 10/10/2006
                            10074 S YACHT CLUB DR
                            TREASURE IS FL 33706-3102

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Administrator Class        WELLS FARGO BANK NA FBO                      97.13%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Advisor Class              UMB BANK NA                                  40.41%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            CHARLES SCHWAB & CO INC                      29.25%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONWIDE TRUST COMPANY FSB                  8.89%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            UMB BANK NA                                   6.52%
                            FBO FIDUCIARY FOR TAX DEFERRED
                            ACCOUNTS
                            ATTN: FINANCE DEPARTMENT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
 Institutional Class        WELLS FARGO BANK NA FBO                      19.10%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST AGGRESSIVE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARBO BANK NA FBO                      13.14%
                            YAZAKI EMPLOYEE SAVINGS PLAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       9.00%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 90%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            DEUTSCHE BANK SECURITIES INC.                 8.93%
                            FBO
                            ATTN: MUTUAL FUND DEPT 26TH FL
                            1251 AVENUE OF THE AMERICAS
                            NEW YORK NY 10020-1104
                            WELLS FARGO BANK NA FBO                       8.67%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST MODERATE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       7.61%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 75%
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                              PERCENTAGE
----------------------      ---------------------------------------      -----------
                            NATIONAL FINANCIAL SERVICES CORP                  5.09%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                            ATTN: MUTUAL FUNDS DEPT 5TH FLOOR
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
 Investor Class             CHARLES SCHWAB & CO INC                           9.96%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
LARGE CAP GROWTH
 Investor Class             NONE                                            NONE
LARGE COMPANY CORE
 Class A                    CHARLES SCHWAB & CO INC                          63.97%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                   17.08%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT                   81.79%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                   47.57%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class Z                    CHARLES SCHWAB & CO INC                          15.78%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Administrator Class        WELLS FARGO BANK NA FBO                         100.00%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
LARGE COMPANY VALUE
 Administrator Class   WELLS FARGO BANK NA FBO                      46.64%
                       OMNIBUS CASH/CASH
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                      14.85%
                       OMNIBUS CASH/REINVEST
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                      13.55%
                       OMNIBUS REINVEST/REINVEST
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO INVESTMENTS LLC                   9.22%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       WELLS FARGO INVESTMENTS LLC                   8.43%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
 Investor Class        CHARLES SCHWAB & CO INC                      18.31%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
U.S. VALUE
 Class A               PERSHING LLC                                 26.55%
                       PO BOX 2052
                       JERSEY CITY NJ 07303-2052
                       CHARLES SCHWAB & CO INC                      25.26%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
                       AMERICAN ENTERPRISE INVESTMENT               20.68%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class B               AMERICAN ENTERPRISE INVESTMENT               71.89%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class C               AMERICAN ENTERPRISE INVESTMENT               16.66%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                               PERCENTAGE
----------------------      ----------------------------------------      -----------
                            MERRILL LYNCH PIERCE FENNER &                     11.38%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Class Z                    CHARLES SCHWAB & CO INC                            5.93%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            SUNTRUST BANK TR                                   5.41%
                            NAVY-MARINE CORP RELIEF SOCIETY
                            EMPLOYEES PENSION PLAN
                            1445 NEW YORK AVE NW
                            WASHINGTON DC 20005-2134
 Administrator Class        WELLS FARGO BANK NA FBO                           24.07%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST AGGRESSIVE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           16.74%
                            TOMORROW'S SCHOLAR 90% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           13.81%
                            TOMORROW'S SCHOLAR 75% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           11.22%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST MODERATE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            7.69%
                            TOMORROW'S SCHOLAR 50% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            7.05%
                            TOMORROW'S SCHOLAR 60% EQUITY PORTFOLIO
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            6.08%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST BALANCED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
VALUE
 Class A                    AMERICAN ENTERPRISE INVESTMENT                    28.32%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

FUND            NAME AND ADDRESS                       PERCENTAGE
----------      --------------------------------      -----------
                WELLS FARGO INVESTMENTS LLC               7.60%
                A/C
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                WELLS FARGO INVESTMENTS LLC               5.54%
                A/C
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
 Class B        AMERICAN ENTERPRISE INVESTMENT           16.52%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                MS&CO FBO                                10.17%
                FAYE A DUNCAN
                11147 E BALANCING ROCK RD
                SCOTTSDALE AZ 85262-4545
                WELLS FARGO INVESTMENTS LLC               9.94%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                WELLS FARGO INVESTMENTS LLC               7.34%
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                FIRST CLEARING, LLC                       5.48%
                PHILLIP E RECTOR
                LINDA S RECTOR
                191 KEYSTONE DR
                ASHEVILLE NC 28806-9745
                WELLS FARGO INVESTMENTS LLC               5.25%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
 Class C        WELLS FARGO INVESTMENTS LLC              12.44%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                AMERICAN ENTERPRISE INVESTMENT           11.04%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                WELLS FARGO INVESTMENTS LLC               7.69%
                A/C
                608 SECOND AVENUE SOUTH 8TH FL
                MINNEAPOLIS MN 55402-1927
                WELLS FARGO INVESTMENTS LLC               7.62%
                A/C
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                PERSHING LLC                              6.21%
                PO BOX 2052
                JERSEY CITY NJ 07303-2052

FUND                        NAME AND ADDRESS                      PERCENTAGE
----------------------      -------------------------------      -----------
                            MORTON MILDEN &                          6.00%
                            ROSELYN MILDEN JT TEN
                            66 GLENVIEW DR
                            WEST ORANGE NJ 07052-1013
                            WELLS FARGO INVESTMENTS LLC              5.53%
                            A/C
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            ARTHUR THOMPSON &                        5.50%
                            PAMELA THOMPSON JTWROS
                            6 WATER ST
                            LEBANON NJ 08833-4530
 Investor Class             CHARLES SCHWAB & CO INC                 27.69%
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONAL FINANCIAL SERV LLC             10.94%
                            EXCLUSIVE BENEFIT OF OUR CUST
                            ATTN: MUTUAL FUNDS DEPT 5TH FL
                            200 LIBERTY ST
                            ONE WORLD FINANCIAL CENTER
                            NEW YORK NY 10281-1003
                            PETER S DOONER III &                     7.14%
                            DEIRDRE M DOONER JTWROS
                            103 CURWEN CIR
                            BRYN MAWR PA 19010-1614
 Administrator Class        S SANFORD SCHLITT TOD                   43.04%
                            SUBJECT TO BFDS TOD RULES
                            PATRICIA SCHLITT PB
                            491 MEADOW LARK DR
                            SARASOTA FL 34236-1901
                            WELLS FARGO BANK NA FBO                 27.08%
                            REINVEST / REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                 10.84%
                            OMNIBUS ACCOUNT - CASH / CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            FIRST NEBRASKA TRUST COMPANY             6.41%
                            PO BOX 81667
                            LINCOLN NE 68501-1667

------
(1) Wells Fargo Funds Management, LLC, is a Delaware corporation and an affiliate of Wells Fargo & Company.
(2) Prudential Investment Management Services LLC; Iselin, NJ, is a Delaware LLC and subsidiary of Prudential Financial, Inc.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended July 31, 2007 and the unaudited financial statements for the semi-annual period ended January 31, 2008, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

          WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND
          WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST
            WELLS FARGO ADVANTAGE CASH INVESTMENT MONEY MARKET FUND
               WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND

              WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND/SM/
               WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND

                    WELLS FARGO ADVANTAGE MONEY MARKET FUND
                    WELLS FARGO ADVANTAGE MONEY MARKET TRUST
               WELLS FARGO ADVANTAGE MUNICIPAL MONEY MARKET FUND
           WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET FUND
           WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST
             WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND/SM/
            WELLS FARGO ADVANTAGE PRIME INVESTMENT MONEY MARKET FUND
             WELLS FARGO ADVANTAGE TREASURY PLUS MONEY MARKET FUND
             WELLS FARGO ADVANTAGE 100% TREASURY MONEY MARKET FUND

CLASS A, CLASS B, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, INVESTOR CLASS,
                  SELECT CLASS, SERVICE CLASS AND SINGLE CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about fifteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and the Minnesota Money Market Fund, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.



                                           CLASS   CLASS   ADMINISTRATOR   INSTITUTIONAL   INVESTOR   SERVICE   SELECT   SINGLE
FUNDS                                        A       B         CLASS           CLASS         CLASS     CLASS     CLASS   CLASS
 California Tax-Free Money Market Fund       o                                   o                       o
 California Tax-Free Money Market Trust                                                                                    o
 Cash Investment Money Market Fund                               o               o                       o         o
 Government Money Market Fund                o                   o               o                       o
 Heritage Money Market Fund                                      o               o                                 o
 Minnesota Money Market Fund                 o
 Money Market Fund                           o       o                                         o
 Money Market Trust                                                                                                        o
 Municipal Money Market Fund                                                     o             o
 National Tax-Free Money Market Fund         o                   o               o                       o
 National Tax-Free Money Market Trust                                                                                      o
 Overland Express Sweep Fund                                                                                               o
 Prime Investment Money Market Fund                                              o                       o
 Treasury Plus Money Market Fund             o                   o               o                       o
 100% Treasury Money Market Fund             o                                                           o



     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated July 1, 2007, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 28, 2007, and the unaudited financial statements for the Funds for the semi-annual period ended August 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     MMFS/FASAI08 (04/08)

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
 U.S. Government and U.S. Treasury Obligations                           9
SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS       10
SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS        17
MANAGEMENT                                                              18
 Trustees and Officers                                                  18
 Investment Adviser                                                     22
 Investment Sub-Adviser                                                 25
 Administrator                                                          27
 Distributor                                                            30
 Custodian                                                              32
 Fund Accountant                                                        32
 Transfer and Distribution Disbursing Agent                             32
 Underwriting Commissions                                               33
 Code of Ethics                                                         33
DETERMINATION OF NET ASSET VALUE                                        33
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          34
PORTFOLIO TRANSACTIONS                                                  37
FUND EXPENSES                                                           39
FEDERAL INCOME TAXES                                                    40
PROXY VOTING POLICIES AND PROCEDURES                                    48
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       50
CAPITAL STOCK                                                           52
OTHER INFORMATION                                                       60
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           61
FINANCIAL INFORMATION                                                   61
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.


     The Funds described in this SAI, except the Minnesota Money Market Funds, were created as part of either the reorganization of the Stagecoach family of funds that were advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds that were advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.

WELLS FARGO ADVANTAGE FUNDS              PREDECESSOR FUNDS
---------------------------------------- ------------------------------------------------------------
California Tax-Free Money Market Fund    Stagecoach California Tax-Free Money Market Fund
California Tax-Free Money Market Trust   Stagecoach California Tax-Free Money Market Trust
Cash Investment Money Market Fund        Norwest Cash Investment Fund
Government Money Market Fund             Norwest U.S. Government Fund
Heritage Money Market Fund               Strong Heritage Money Market Fund
Money Market Fund                        Stagecoach Money Market Fund
Money Market Trust                       Stagecoach Money Market Trust
Municipal Money Market Fund              Strong Municipal Money Market Fund
National Tax-Free Money Market Fund      Norwest Municipal Money Market Fund
National Tax-Free Money Market Trust     Stagecoach National Tax-Free Money Market Trust
Overland Express Sweep Fund              Stagecoach Overland Express Sweep Fund
Prime Investment Money Market Fund       Norwest Ready Cash Investment Fund (Public Entities Shares)
Treasury Plus Money Market Fund          Stagecoach Treasury Plus Money Market Fund
100% Treasury Money Market Fund          Norwest Treasury Fund

     The CALIFORNIA TAX-FREE MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Fund of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Fund was originally organized as a fund of Stagecoach and commenced operations on January 1, 1992.

     The CALIFORNIA TAX-FREE MONEY MARKET TRUST commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Trust was originally organized on May 5, 1997.

     The CASH INVESTMENT MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Prime Money Market Fund of Stagecoach and the Service Class shares of the Cash Investment Fund of Norwest. (The Administrative Class shares were merged into the Service Class at this time.) The predecessor Norwest Cash Investment Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 14, 1987.

     The GOVERNMENT MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Norwest U.S. Government Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 16, 1987.

     The HERITAGE MONEY MARKET FUND commenced operations on April 11, 2005, as successor to the Strong Heritage Money Market Fund. The predecessor Strong Heritage Money Market Fund commenced operations on June 29, 1995.

     The MINNESOTA MONEY MARKET FUND commenced operations on August 14, 2000.


     The MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

     The MONEY MARKET TRUST commenced operations on November 8, 1999 as successor to the Money Market Trust of Stagecoach. The Stagecoach Money Market Trust commenced operations on September 6, 1996 as successor to the Money Market Trust of Pacifica Funds Trust ("Pacifica"). The Pacifica portfolio commenced operations on October 1, 1995 as the successor to the Money Market Fund of Westcore Trust, which originally commenced operations on September 17, 1990.

     The MUNICIPAL MONEY MARKET FUND commenced operations on April 11, 2005, as successor to the Strong Municipal Money Market Fund. The predecessor Strong Municipal Money Market Fund commenced operations on October 23, 1986.

     The NATIONAL TAX-FREE MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest. The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988. The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

     The NATIONAL TAX-FREE MONEY MARKET TRUST commenced operations on November 8, 1999 as successor to the National Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach National Tax-Free Money Market Trust was originally organized as a fund of Stagecoach and commenced operations on November 10, 1997.

     The OVERLAND EXPRESS SWEEP FUND commenced operations on November 8, 1999 as successor to an investment portfolio originally organized on October 1, 1991 as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), an open-end management investment company formerly advised by Wells Fargo Bank. Effective December 15, 1997, the Overland predecessor portfolio was reorganized as the predecessor Overland Express Sweep Fund of Stagecoach.

     The PRIME INVESTMENT MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Ready Cash Investment Fund of Norwest. The predecessor Norwest Ready Cash Investment Fund was originally organized as a fund of Norwest and commenced operations on September 2, 1998.

     The TREASURY PLUS MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Treasury Plus Money Market Fund of Stagecoach and the Service Class shares of the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 1, 1985. The Fund changed its name from the Treasury Plus Institutional Money Market Fund to the Treasury Plus Money Market Fund effective July 28, 2003.

     The 100% TREASURY MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Treasury Fund of Norwest. The predecessor Norwest Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-government issuers), (iv) investments in repurchase agreements provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC")) or its staff); and provided further that each of the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

     (2) except for the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and the Minnesota Money Market Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

     (9) with respect to the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the National Tax-Free Money Market Fund, and the National Tax-Free Money Market Trust, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state's income tax; nor

     (10) with respect to the Municipal Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT; nor

     (11) with respect to the Minnesota Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments exempt from Minnesota individual income taxes.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (7) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Fund's prospectus apply at the time of purchase of a security.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Certain Funds may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper. These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

          The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term (thirteen months or less) debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Letters of Credit
-----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities
---------------------------

     Certain Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as such as other fixed-income securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states, including the states of the state-specific funds in this SAI, similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.


Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

          A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

          Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

Unrated and Downgraded Investments
----------------------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds' procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

U.S. Government and U.S. Treasury Obligations
---------------------------------------------

     Certain Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification
---------------

     The California Tax-Free Money Market Fund, California Tax-Fee Money Market Trust and the Minnesota Money Market Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Funding Agreements
------------------

     Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days' notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 10% of its net assets in illiquid securities.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


Restricted Securities
----------------------

     Certain Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities") and commercial paper issued in reliance on Section 4(2) of the 1933 Act ("4(2) Paper"). Rule 144A Securities and 4(2) Paper ("Restricted Securities") are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Variable Rate and Amount Master Notes
-------------------------------------

     Certain Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors
-------------------------

          The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State's economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts. The 2006-07 fiscal year began with a balance of $10.5 billion. During the 2006-07 fiscal year, California's economic expansion slowed due to a cooling real estate market and rising fuel prices, and revenue growth has fallen. The Governor's office expects economic growth to continue to be slow through 2007 to reflect the decline in the housing market, followed by improved growth rates in 2008 and 2009.

          Fluctuations in General Fund revenues are more pronounced than the volatility in California's overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst's Office ("LAO"), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying budget imbalance in which anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.


          California personal income gained 6.1 percent in 2006, but is expected by the Governor's office to drop to 5.3 percent in 2007 before improving to 5.5 percent in 2008 and 5.8 percent in 2009. Taxable sales slowed considerably, however, in the second half of 2006. For the year as a whole, taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005. Over the 12 months from July 2006 to July 2007, California non-farm payroll employment grew 1.1 percent. The job growth was broad-based, as seven of California's eleven major industry sectors gained jobs. The State's unemployment rate averaged 4.9 percent in 2006, and increased to 5.2 percent as of July 1, 2007.

          After several years of record sales and soaring prices, home sales began to soften in the fourth quarter of 2005. The median price for existing home sales more than doubled between April 2001 and June 2005, from $262,420 to $542,720, but between June 2005 and February 2007, appreciation has slowed and the median price has fluctuated in the range of $540,000-$570,000. In a forecast released in October 2007, the California Association of Realtors is predicting that in 2008, the median price of a resale home in the State will decline 4 percent to $533,000, compared with a projected median of $576, 000, in 2001. Other indicators pointing to a housing slowdown include fewer loan applications, rising inventories of homes on the market and a slower pace of new residential building permit activity.

          Reduced home building, home sales and auto sales have contributed to a slowdown in taxable sales growth and job growth in the State. The problems with sub prime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State's economy.


Bond Ratings
------------

     Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.


     In May 2006, Moody's upgraded the credit rating of the State's general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California's "strong economic growth in almost all sectors," and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State's structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State's continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. The foregoing ratings have not been updated and it is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

     Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than all rated states other than Louisiana. Further, the State's current relative borrowing costs remain 0.42 percentage points higher than in September 2000, before the deterioration of the State's credit began. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

     STATE FINANCES. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

     The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

     A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

     FISCAL YEAR 2006-07 BUDGET. California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetoes are subject to override by a two-thirds vote in each house of the Legislature.

     The 2006-07 Budget Act, enacted on June 30, 2006 (the "2006-07 Budget"), projected revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006-07 Budget did not include any significant tax changes.

     Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.


     PROPOSED FISCAL YEAR 2007-08 BUDGET. On August 21, 2007, the Legislature enacted the 2007-08 Budget Bill (the "2007-08 Budget"), which was signed by Governor Schwarzenegger on August 24, 2007. The 2007-08 Budget assumes that the State General Fund will end fiscal year 2006-07 with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion.

     As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over fiscal year 2006-07, while revenues are expected to rise 6.5 percent. The 2007-08 Budget provides for a significant increase in education spending, including $57.1 billion in total ongoing Proposition 98 General Fund expenditures, an increase of 3.8 percent compared to the enacted 2006-07 Budget, and an additional $11.3 billion in General Fund support for higher education, an increase of 3.4 percent compared to the enacted 2006-07 Budget. The 2007-08 Budget provides total expenditures of $13.4 billion for the Department of Transportation, an increase of approximately 20 percent from the 2006-07 budget, including $4.2 billion in Proposition 1B bond funds for various transportation and air quality improvement programs. The 2007-08 Budget pays the Transportation Improvement Fund the full $1.48 billion of annual gasoline tax revenues owed under Proposition 42. The 2007-08 Budget does not include any significant tax changes.

     Although the 2007-08 Budget projects that budget expenditures will not exceed projected revenues, the LAO noted in its report entitled "Major Features of the 2007 California Budget," released in August 2007, that the State would once again face operating shortfalls of more than $5 billion in both the 2008-09 and the 2009-10 fiscal years because many of the cost-saving and revenue-generating solutions enacted in the 2007-08 Budget are of a one-time nature. Some of the larger one-time actions include $1 billion in one-time anticipated revenues from the sale of EdFund, the state's nonprofit student loan guaranty agency, to a private buyer, the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, the use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million in Proposition 98 savings. Other solutions include a $247 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program by suspending cost of living adjustment for one year and permanently delaying the state Supplemental Security Income/State Supplementary Program cost of living adjustment for five months.

     The LAO further noted, in its Overview of the 2007-08 May Revision, dated May 15, 2007, that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate provision for intervening events that would required increased expenditure or reduce revenue, including economic uncertainties associated with the outlook of the housing market in light of recent sales declines, foreclosures and price reductions, the future path of crude oil and retail gasoline prices, litigation and other risks. The LAO noted that adverse developments in these areas could significantly impact both overall economic performance and state revenues. For example, the LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means the State's obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

     Some of the revenue and cost-saving assumptions reflected in the 2007-08 Budget were uncertain at the time of enactment. For example, the 2007-08 Budget assumes $1 billion in General Fund revenues from the sale of EdFund. However, the sale may be delayed beyond the end of fiscal year 2007-08, or may result in a lower sale price than as anticipated. Further, Proposition 98 spending may have to increase if the State Controller's Office's property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth. The General Fund reserve also may be impacted by pending litigation and deterioration of projected revenues if the State's economy is weaker than anticipated. For example, the 2007-08 May Revision assumed that bond proceeds of approximately $300 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

     FUTURE BUDGETS. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

     STATE INDEBTEDNESS. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the Treasurer adopted a fundamentally different approach to measuring debt affordability. In prior years, the Treasurer measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concluded that the right amount of debt "is not indicated by any one ratio or percentage" and, instead, examined debt affordability from a public policy perspective. The Treasurer predicted a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The Treasurer concluded that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

     GENERAL OBLIGATION BONDS. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2007, the State had outstanding approximately $51.2 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs). As of September 1, 2007, there were unused voter authorizations for the future issuance of approximately $68.0 billion long-term general obligation bonds.

     In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security,
(ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

     Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October, 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. Governor Schwarzenegger is promoting a $9.1 billion bond proposal for building dams for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

     COMMERCIAL PAPER. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding

     LEASE-REVENUE BONDS. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at September 1, 2007.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

     ECONOMIC RECOVERY BONDS. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State's full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State anticipates that approximately $82.6 billion of the ERBs will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early payments.


     TOBACCO SETTLEMENT REVENUE BONDS. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.258 billion for General Fund purposes. In 2006, the participating manufacturers contended they lost market share and the amount of tobacco revenues decreased by approximately $50 million, but the amounts received were still in excess of the required debt service payments. No impact to the General Fund is expected for the 2006-07 or 2007-08 fiscal years. The State attorney general is undertaking to compel the manufacturers to pay without any downward adjustments for loss of market share.


     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State plans to issue $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State's cash flow requirements during the fiscal year.

     INTER-FUND BORROWING. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of July 1, 2007, there were $5.8 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.


     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

     The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

     Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

     Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

     In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

     In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

     Other litigation and initiatives complicate the State's ability to spend tax revenue.

     In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.3 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $310 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

     With a ballot initiative in November 2004, voters approved a surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State's individual income tax.

     More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and the identically named Proposition 1A approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

     The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State Controller to discontinue its escheat practices regarding unclaimed property until better processes are in place to notify property owners, which is expected to cost the State as much as $130 million annually until the notice mechanism is remedied. The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future. In response to the litigation, a prison spending bill, AB 900, was enacted May 3, 2007, and provides for a spending package of $7.8 billion, including lease-revenue bonds not supported by the General Fund.

     Issuance of the lease-revenue bonds, however, has been stayed pending resolution of litigation challenging the constitutionality of the lease revenue bond financing method in AB 900. In addition, on August 30, 2007, the Court of Appeals affirmed the trial court's judgment that the State must pay more than $500 million to the retired school teachers' pension fund, finding unconstitutional a statute that deferred the amount of the State's obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007 Budget Act of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

     Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State's methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State has also sought to issue pension obligation bonds to fund all or a portion of the State's pension obligations. The trial court has barred the bonds sales as inconsistent with State constitutional debt limits. In July 2007, the trial court ruling was affirmed on appeal. The State will not seek further court review of the ruling.



     RECENT DEVELOPMENTS REGARDING ENERGY. The stability of California's power grid and its transmission capacity remains of concern. In its 2007 Summer Assessment, California's Independent Service Operator predicted adequate capacity to meet anticipated summer 2007 demands. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.


     Natural gas prices in California are not regulated, and therefore, may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     Record setting prices for gasoline and crude oil could further harm the State's economy. Paying more for fuel can hurt corporate profit and pinch consumer spending, thereby reducing the State's tax revenues. As of October 16, 2007, the average price for regular-grade gasoline is above $3 per gallon and prices of light, sweet crude oil set a new record high of more than $87 per barrel. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.


     There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

     SEISMIC ACTIVITY. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damage to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.


     FIRE. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed hundreds of homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.


     WATER SUPPLY AND FLOODING. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

     Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.


     Governor Schwarzenegger has advocated building additional dams in anticipation of increased population demands and is promoting a $9.1 billion bond proposal for building dams for presentation to the voters in 2008. Dam building encounters opposition on environmental grounds in California, however, and recent attempts to provide funding for dams have not succeeded.


        SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The state's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session, the Governor is empowered to convene a special legislative session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     POPULATION TRENDS IN THE STATE. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average. From 2000 to 2006, Minnesota's resident population grew at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.79 percent through 2030 compared to 0.83 percent nationally.


     STRUCTURE OF THE STATE'S ECONOMY. Diversity and a significant natural resource base are two important characteristics of the state's economy.

     At an aggregate level of detail, the structure of the state's economy parallels the structure of the United States economy as a whole. For 2006, state employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state's employment was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state's durable goods employment was concentrated in 2006, as compared to 14.6 percent for the United States as a whole.

     The importance of the state's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the state's non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Over half of the state's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in the state than in the U.S.

     Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, cobalt and peat, which may be utilized in the future.

     EMPLOYMENT GROWTH IN THE STATE. Between 1990 and 2000, Minnesota's employment grew 23.9 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota's non-farm employment declined 0.9 percent compared to a decline of 1.4 percent nationally. In the period from 2003 to 2006, however, Minnesota's non-farm employment grew 2.8 percent compared with
4.7 percent nationally.


     PERFORMANCE OF THE STATE'S ECONOMY. Since 1990, state per capita personal income has been within ten percentage points of national per capita personal income. The state's per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of the national average.


     During 2005 and 2006, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota's unemployment rate averaged 4.0 percent, as compared to the national average of
4.6 percent.

     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts").

The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Education Consultant to the Director of the Institute for              N/A
                           since 1987           Executive Education of the Babcock Graduate School of
                                                Management of Wake Forest University. Prior thereto, the
                                                Thomas Goho Chair of Finance of Wake Forest University,
                                                Calloway School of Business and Accountancy, from
                                                2006-2007 and Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 48       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 48      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 43        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 28, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 28, 2007


                                  INTERESTED TRUSTEE                              INDEPENDENT TRUSTEES
                                       J. TUCKER          THOMAS S.      PETER G.      OLIVIA S.      TIMOTHY J.      DONALD C.
FUND NAME                                MORSE               GOHO         GORDON        MITCHELL         PENNY         WILLEKE
California Tax-Free Money              $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Fund
California Tax-Free Money              $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Trust
Cash Investment Money                  $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Fund
Government Money Market                $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Fund
Heritage Money Market                  $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Fund
Minnesota Money Market                 $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Fund
Money Market Fund                      $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Money Market Trust                     $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Municipal Money Market                 $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Fund
National Tax-Free Money                $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Fund
National Tax-Free Money                $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Trust
Overland Express Sweep                 $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Fund
Prime Investment Money                 $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Fund
Treasury Plus Money Market             $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Fund
100% Treasury Money                    $  1,184           $  1,274       $  1,431      $  1,184        $  1,184       $  1,184
Market Fund
Total Compensation from the            $170,500           $183,500       $206,000      $170,500        $170,500       $170,500
Fund Complex/1/


------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 144 funds) as of the Funds' fiscal year end.


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                              INTERESTED
                              TRUSTEE                                            INDEPENDENT TRUSTEES
                              J. TUCKER         THOMAS S.         PETER G.         OLIVIA S.         TIMOTHY J.      DONALD C.
FUND                          MORSE             GOHO              GORDON           MITCHELL          PENNY           WILLEKE
California Tax-Free Money
Market Fund                   $0                $0                $0               $0                $0              $0
California Tax-Free Money
Market Trust                  $0                $0                $0               $0                $0              $0
Cash Investment Money
Market Fund                   $0                $0                $0               $0                $0              $0
Government Money Market
Fund                          $0                $0                $0               $0                $0              $0
Heritage Money Market Fund    $0                $0                $0               $0                $0              $0
Minnesota Money Market
Fund                          $0                $0                $0               $0                $0              $0
Money Market Fund             $0                $0                $0               $0                $0              $0
Money Market Trust            $0                $0                $0               $0                $0              $0
Municipal Money Market
Fund                          $0                $0                $0               $0                $0              $0
National Tax-Free Money
Market Fund                   over $100,000     $0                $0               $0                $0              $0
National Tax-Free Money
Market Trust                  $0                $0                $0               $0                $0              $0
Overland Express Sweep Fund   $0                $0                $0               $0                $0              $0
Prime Investment Money
Market Fund                   $0                $0                $0               $0                $0              $0
Treasury Plus Money Market
Fund                          $0                $0                $0               $0                $0              $0
100% Treasury Money Market
Fund                          $0                $0                $0               $0                $0              $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                    over $100,000     over $100,000     over $100,000    over $100,000     over $100,000   over $100,000


------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 144 funds) as of the calendar year end.


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:


FUND                                            PRIOR TO 8/1/04            EFFECTIVE 8/1/04
 California Tax-Free Money Market Fund         0.30%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 California Tax-Free Money Market Trust        0.00%                  All asset            0.00%
                                                                        levels
 Cash Investment Money Market Fund             0.10%                  All asset            0.10%
                                                                        levels
 Government Money Market Fund                  0.10%                  All asset            0.10%
                                                                        levels
 Minnesota Money Market Fund                   0.30%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 Money Market Fund                             0.40%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 Money Market Trust                            0.00%                  All asset            0.00%
                                                                        levels
 National Tax-Free Money Market Fund           0.10%                  All asset            0.10%
                                                                        levels
 National Tax-Free Money Market Trust          0.00%                  All asset            0.00%
                                                                        levels
 Overland Express Sweep Fund                   0.45%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 Prime Investment Money Market Fund            0.10%                  All asset            0.10%
                                                                        levels
 Treasury Plus Money Market Fund               0.10%                  All asset            0.10%
                                                                        levels
 100% Treasury Money Market Fund               0.35%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%



                                              ANNUAL RATE
FUND                                (AS A PERCENTAGE OF NET ASSETS)
                                           EFFECTIVE 4/11/05
Heritage Money Market Fund         All asset levels            0.10%
Municipal Money Market Fund            First $1B               0.30%
                                       Next $4B               0.275%
                                       Over $5B                0.25%

     Advisory Fees Paid. For the fiscal periods indicated below, the following
     -------------------
Funds paid to Funds Management the following advisory fees and Funds Management and/or Wells Fargo Bank waived the indicated amounts:


                                  YEAR ENDED                                PERIOD ENDED
                                   2/28/2007                                  2/28/06*
                                      FEES                                       FEES
                                      PAID                                       PAID
                        FEES         AFTER          FEES          FEES          AFTER          FEES
FUND                  INCURRED       WAIVER        WAIVED       INCURRED        WAIVER        WAIVED
California         $ 8,573,333   $ 2,563,171   $6,010,162    $12,069,648    $ 7,077,966   $4,991,682
Tax-Free Money
Market
California         $         0   $         0   $        0    $         0    $         0   $        0
Tax-Free Money
Market Trust
Cash Investment    $14,472,583   $ 7,906,124   $6,566,459    $17,503,360    $11,986,327   $5,517,033
Money Market
Government         $14,880,908   $ 8,677,461   $6,203,447    $14,878,447    $10,275,780   $4,602,667
Money Market
Heritage Money     $   614,259   $   247,251   $  367,008    $   335,272    $   204,309   $  130,963
Market**
Minnesota          $   334,497   $   224,236   $  110,261    $   474,738    $   370,498   $  104,240
Money Market
Money Market       $25,005,585   $17,110,311   $7,895,274    $25,949,433    $19,356,747   $6,592,686
Municipal Money    $ 1,431,627   $         0   $1,431,627    $ 1,123,222    $   561,611   $  561,611
Market**
Money Market       $         0   $         0   $        0    $         0    $         0   $        0
Trust
National           $ 3,814,030   $ 1,397,094   $2,416,936    $ 5,834,887    $ 3,397,772   $2,437,115
Tax-Free Money
Market
National           $         0   $         0   $        0    $         0    $         0   $        0
Tax-Free Money
Market Trust
Overland Express   $ 7,931,536   $ 7,767,239   $  164,297    $11,852,223    $11,768,699   $   83,524
Sweep
Prime Investment   $ 7,220,918   $ 4,352,147   $2,868,771    $ 8,088,247    $ 5,651,132   $2,437,115
Money Market
Treasury Plus      $ 5,596,630   $ 3,939,848   $1,656,782    $ 6,068,350    $ 4,691,316   $1,377,034
Money Market
100% Treasury      $11,231,859   $ 1,737,827   $9,494,032    $16,146,535    $ 8,872,472   $7,274,063
Money Market

                                   YEAR ENDED
                                     3/31/05
                                       FEES
                                       PAID
                        FEES           AFTER          FEES
FUND                  INCURRED        WAIVER         WAIVED
California         $ 7,433,305    $ 2,439,158    $4,994,147
Tax-Free Money
Market
California         $         0    $         0    $        0
Tax-Free Money
Market Trust
Cash Investment    $13,629,105    $ 6,906,984    $6,722,121
Money Market
Government         $ 9,509,176    $ 4,787,786    $4,721,390
Money Market
Heritage Money              N/A            N/A            N/A
Market**
Minnesota          $   312,843    $   215,143    $   97,700
Money Market
Money Market       $21,847,456    $11,855,504    $9,991,952
Municipal Money             N/A            N/A            N/A
Market**
Money Market       $         0    $         0    $        0
Trust
National           $ 2,488,801    $   923,716    $1,565,085
Tax-Free Money
Market
National           $         0    $         0    $        0
Tax-Free Money
Market Trust
Overland Express   $14,491,502    $10,056,083    $4,435,419
Sweep
Prime Investment   $ 3,206,676    $ 2,498,944    $  707,732
Money Market
Treasury Plus      $ 4,864,689    $ 3,177,407    $1,687,282
Money Market
100% Treasury      $ 9,560,699    $ 3,956,512    $5,604,187
Money Market


------
*   The Funds changed their fiscal year-end from March 31 to February 28.
**   For the Former Strong Funds, Heritage and Municipal Money Market, fees shown in the table above for the period ended February 28, 2006, cover the time period between April 11, 2005 - February 28, 2006.


                                                        YEAR ENDED 3/31/04
FUND                                               FEES PAID            FEES WAIVED
California Tax-Free Money Market                  $ 3,169,484          $ 4,646,694
California Tax-Free Money Market Trust            $         0          $         0
Cash Investment Money Market                      $ 7,297,743          $ 7,752,607
Government Money Market                           $ 7,852,338          $ 2,794,722
Heritage Money Market                                      N/A                  N/A
Minnesota Money Market                            $   354,455          $   132,217
Money Market                                      $10,051,226          $21,675,448

                                                      YEAR ENDED 3/31/04
FUND                                             FEES PAID            FEES WAIVED
Money Market Trust                              $        0           $         0
Municipal Money Market                                   N/A                  N/A
National Tax-Free Money Market                  $        0           $ 1,363,303
National Tax-Free Money Market Trust            $        0           $         0
Overland Express Sweep                          $8,226,760           $13,209,883
Prime Investment Money Market                   $1,948,538           $   384,798
Treasury Plus Money Market                      $2,697,920           $ 2,101,060
100% Treasury Money Market                      $8,328,316           $ 2,188,082

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Heritage Money Market and Municipal Money Market Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005, (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: an annual rate of 0.15% of each predecessor portfolio's average daily net assets.

     For the fiscal periods indicated below, the predecessor portfolios paid the following advisory fees to the respective investment adviser listed below and the investment adviser waived the indicated amounts.

                                     1/1/05 - 4/8/05
                                    FUNDS MANAGEMENT
FUND                           FEES PAID        FEES WAIVED
Heritage Money Market          $171,276        $171,276
Municipal Money Market         $447,975        $439, 746

                                                                            YEAR ENDED
                                    11/1-12/31/04 SCM                      10/31/04 SCM
FUND                           FEES PAID        FEES WAIVED         FEES PAID         FEES WAIVED
Heritage Money Market          $130,193           $130,193         $  920,689          $197,683
Municipal Money Market         $225,198           $ 59,361         $1,652,580          $      0

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     As compensation for its sub-advisory services to each Fund, except the California Tax-Free Money Market Trust, Money Market Trust and National Tax-Free Money Market Trust, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate as shown in the table below, based on each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

     Wells Capital Management does not receive any fees for investment sub-advisory services provided to the Money Market Trust Funds.

SUB-ADVISER FEE
 First $1B in assets        0.05%
 Next $2B in assets         0.03%
 Next $3B in assets         0.02%
 Over $6B in assets         0.01%

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Heritage Money Market Fund and Municipal Money Market Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.

FUND                                        SUB-ADVISER                         FEE
 Heritage Money Market Fund          Wells Capital Management       First $1B            0.05%
 Municipal Money Market Fund                                         Over $1B            0.04%

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                        EFFECTIVE 8/1/04
                       FEE PRIOR TO        FUND-LEVEL            CLASS-LEVEL
SHARE CLASS               8/1/04           ADMIN. FEE             ADMIN. FEE        TOTAL ADMIN. FEE
Administrator Class   0.15%          First $5B   0.05%          0.10%  First $5B          0.15%
Shares                                Next $5B   0.04%                  Next $5B          0.14%
                                     Over $10B   0.03%                 Over $10B          0.13%
Class A and Class B   0.27%          First $5B   0.05%          0.22%  First $5B          0.27%
(Retail Class)                        Next $5B   0.04%                  Next $5B          0.26%
                                     Over $10B   0.03%                 Over $10B          0.25%
Institutional Class   0.13%          First $5B   0.05%          0.08%  First $5B          0.13%
                                      Next $5B   0.04%                  Next $5B          0.12%
                                     Over $10B   0.03%                 Over $10B          0.11%
Investor Class*                N/A   First $5B   0.05%          0.34%  First $5B          0.39%
                                      Next $5B   0.04%                  Next $5B          0.38%
                                     Over $10B   0.03%                 Over $10B          0.37%
Service Class and     0.17%          First $5B   0.05%          0.12%  First $5B          0.17%
Money Market Trust                    Next $5B   0.04%                  Next $5B          0.16%
Funds                                Over $10B   0.03%                 Over $10B          0.15%
Select Class**                 N/A      N/A        N/A          0.04%  First $5B          0.09%
                                                                        Next $5B          0.08%
                                                                       Over $10B          0.07%


------
*   Select Class shares incepted on July 1, 2007.

**   Effective July 1, 2007, the class-level administration fee for the
       Investor Class was reduced by 0.05%, as shown in the table.

     Administrative Fees Paid. For the fiscal periods indicated below, the
     -------------------------
Funds paid the following administrative fees to Funds Management. The table does not include information on the Institutional Class shares of the California Tax-Free Money Market Fund, the Institutional Class shares of the Municipal Money Market Fund and the Administrator Class shares of the Treasury Plus Money Market Fund because these classes of shares did not commence operations until March 31, 2008.


                                                                                   ADMINISTRATIVE
FISCAL YEAR ENDED                                      ADMINISTRATIVE                FEES PAID
2/28/07                                                 FEES INCURRED    WAIVER     AFTER WAIVER
California Tax-Free Money Market (Fund Level)            $1,513,333     $     0      $1,513,333
 Class A                                                 $5,756,550     $     0      $5,756,550
 Service Class                                           $  492,063     $     0      $  492,063
California Tax-Free Money Market Trust (Fund Level)      $  876,653     $70,416      $  806,237

                                                                           ADMINISTRATIVE
FISCAL YEAR ENDED                              ADMINISTRATIVE                FEES PAID
2/28/07                                         FEES INCURRED    WAIVER     AFTER WAIVER
Cash Investment Money Market (Fund Level)        $ 5,841,775    $      0    $ 5,841,775
 Administrator Class                             $ 1,133,776    $      0    $ 1,133,776
 Institutional Class                             $ 5,885,913    $      0    $ 5,885,913
 Service Class                                   $ 7,177,699    $      0    $ 7,177,699
Government Money Market (Fund Level)             $ 5,964,272    $      0    $ 5,964,272
 Class A                                         $ 4,331,041    $      0    $ 4,331,041
 Administrator Class                             $ 1,141,753    $      0    $ 1,141,753
 Institutional Class                             $ 5,092,425    $      0    $ 5,092,425
 Service Class                                   $ 6,485,961    $      0    $ 6,485,961
Heritage Money Market (Fund Level)               $   307,129    $      0    $   307,129
 Administrator Class                             $   291,064    $      0    $   291,064
 Institutional Class                             $   258,556    $      0    $   258,556
Minnesota Money Market (Fund Level)              $    55,750    $      0    $    55,750
 Class A                                         $   245,298    $      0    $   245,298
Money Market (Fund Level)                        $ 4,253,716    $      0    $ 4,253,716
 Class A                                         $16,080,252    $      0    $16,080,252
 Class B                                         $ 2,999,314    $      0    $ 2,999,314
Money Market Trust                               $ 4,822,056    $ 21,525    $ 4,800,531
Municipal Money Market (Fund Level)              $   238,605    $238,605    $         0
 Investor Class                                  $ 1,861,116    $257,187    $ 1,603,929
National Tax-Free Money Market (Fund Level)      $ 1,907,015    $      0    $ 1,907,015
 Class A                                         $ 2,319,851    $      0    $ 2,319,851
 Administrator Class                             $   534,762    $      0    $   534,762
 Institutional Class                             $   840,406    $      0    $   840,406
 Service Class                                   $ 1,409,139    $      0    $ 1,409,139
National Tax-Free Money Market Trust             $   738,442    $ 53,857    $   684,585
Overland Express Sweep (Fund Level)              $ 7,541,872    $      0    $ 7,541,872
Prime Investment Money Market (Fund Level)       $ 3,360,090    $      0    $ 3,360,090
 Institutional Class                             $ 3,960,407    $      0    $ 3,960,407
 Service Class                                   $ 2,724,490    $      0    $ 2,724,490
Treasury Plus Money Market (Fund Level)          $ 2,736,907    $      0    $ 2,736,907
 Class A                                         $ 6,308,373    $      0    $ 6,308,373
 Institutional Class                             $ 1,218,720    $      0    $ 1,218,720
 Service Class                                   $ 1,446,945    $      0    $ 1,446,945
100% Treasury Money Market (Fund Level)          $ 1,996,702    $      0    $ 1,996,702
 Class A                                         $   511,520    $      0    $   511,520
 Service Class                                   $ 4,513,072    $      0    $ 4,513,072


                                                       PERIOD ENDED   YEAR ENDED    YEAR ENDED
FUND                                                    02/28/06**      3/31/05      3/31/04*
California Tax-Free Money Market (Fund Level)           $1,245,309    $1,282,228   $ 1,302,696
 Class A                                                $4,661,123    $4,906,713   $ 4,958,132
 Service Class                                          $  446,311    $  400,957   $   422,036
California Tax-Free Money Market Trust (Fund Level)     $  920,964    $  885,395   $ 1,089,053
Cash Investment Money Market (Fund Level)               $4,968,501    $6,037,027   $ 7,525,175
 Administrator Class                                    $  753,542    $  522,022   $    89,933
 Institutional Class                                    $4,390,747    $4,462,016   $ 4,395,629
 Service Class                                          $6,893,221    $9,035,499   $11,359,058

                                               PERIOD ENDED   YEAR ENDED     YEAR ENDED
FUND                                            02/28/06**      3/31/05       3/31/04*
Government Money Market (Fund Level)           $ 4,455,337   $ 4,387,681    $ 3,081,291
 Class A                                       $ 1,723,053   $ 1,000,686    $   658,114
 Administrator Class                           $   727,729   $   462,484    $    62,788
 Institutional Class                           $  3,149565   $ 2,567,532    $   625,221
 Service Class                                 $ 5,793,467   $ 6,458,904    $ 6,022,950
Heritage Money Market (Fund Level)***          $   102,154           N/A            N/A
 Administrator Class                           $    96,984           N/A            N/A
 Institutional Class                           $    85,860           N/A            N/A
Minnesota Money Market (Fund Level)            $    61,750   $    52,141    $    65,639
 Class A                                       $   271,699   $   229,418    $   282,369
Money Market (Fund Level)                      $ 3,334,997   $ 3,329,251    $ 3,965,834
 Class A                                       $11,764,909   $11,984,989    $12,730,896
 Class B                                       $ 2,626,032   $ 3,171,896    $ 3,564,970
Money Market Trust                             $ 3,713,342   $ 2,572,887    $ 2,881,176
Municipal Money Market (Fund Level)***         $    93,602           N/A            N/A
 Investor Class                                $   730,094           N/A            N/A
National Tax-Free Money Market (Fund Level)    $ 1,698,886   $ 1,244,400    $   957,048
 Class A                                       $ 1,642,023   $ 1,501,400    $   969,117
 Administrator Class                           $   568,639           N/A            N/A
 Institutional Class                           $   568,639   $   480,026    $   137,379
 Service Class                                 $ 1,370,098   $ 1,477,577    $ 1,562,237
National Tax-Free Money Market Trust           $   803,199   $   594,874    $   887,143
Overland Express Sweep (Fund Level)            $11,332,387   $11,596,180    $12,861,985
Prime Investment Money Market (Fund Level)     $ 2,701,371   $ 1,598,584    $ 1,178,919
 Institutional Class                           $  2836,255   $   955,486    $   378,036
 Service Class                                 $ 2,526,975   $ 2,414,783    $ 2,220,699
Treasury Plus Money Market (Fund Level)        $ 2,331,295   $ 2,431,616    $ 2,399,490
 Class A                                       $ 5,601,196   $ 5,215,841    $ 3,589,594
 Institutional Class                           $   931,128   $ 1,111,484    $ 1,477,728
 Service Class                                 $ 1,177,690   $ 1,325,397    $ 1,584,225
100% Treasury Money Market (Fund Level)        $ 1,571,583   $ 1,567,578    $ 1,502,342
 Class A                                       $   360,769   $   362,517    $   439,658
 Service Class                                 $ 3,575,015   $ 3,564,450    $ 3,365,809


------
* For the fiscal year ended March 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
**   The Funds changed their fiscal year-end from March 31 to February 28.
***   For the Heritage and Municipal Money Market Funds, fees in the table above for the period ended February 28, 2006, cover the time period between April 11, 2005 - February 28, 2006.

     Former Strong Funds. As discussed in the `Historical Fund Information"
     --------------------
section, the Heritage Money Market and Municipal Money Market Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolios at the annual rates shown below of the predecessor portfolio's average daily net assets attributable to the predecessor classes of shares shown below:

CLASS                                                          FEE
       Adviser Class and Institutional Class Shares            0.02%
       Investor Class Shares                                   0.37%

     The table below shows the administrative fees paid by the Funds or their predecessor portfolios to SIS.

FUND                        PERIOD 11/05 - 4/11/05        PERIOD 11/01/04 - 12/31/04        YEAR ENDED 10/31/04
Heritage Money Market
Administrator Class                $231,910                        $284,646                     $  703,309
Institutional Class                $ 34,746                        $  6,467                     $        0
Municipal Money Market
Investor Class                     $826,975                        $595,720                     $4,076,363

Distributor
-----------


     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Money Market Fund, for its Class B shares, and the Overland Express Sweep Fund, for it's single class of shares, have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B shares of the Money Market Fund Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% and the single class of shares of the Overland Express Sweep Fund pays the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


                               DISTRIBUTION FEES

     For the fiscal year ended February 28, 2007, the Funds listed below paid the Distributor the following fees for distribution-related services:

                                                                             COMPENSATION    COMPENSATION
                                                        PRINTING & MAILING        TO              TO           OTHER
FUND                           TOTAL      ADVERTISING      PROSPECTUSES      UNDERWRITERS   BROKER/DEALERS   (EXPLAIN)
 Money Market - Class B    $10,224,935         $0               $0            $        0      $10,134,647    $90,288
 Overland Express Sweep    $ 6,983,215         $0               $0            $6,874,551      $   108,664    $     0
 Fund

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Money Market Fund are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments. Under this arrangement, compensation to broker/dealers is made by the unaffiliated third-party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a

Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled from each applicable Fund a fee up to the fees listed below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Board and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


FUND                             FEE
 California Tax-Free Money Market Fund
  Class A                        0.25%
  Service Class                  0.25%
 Cash Investment Money Market Fund
  Administrator Class            0.10%
  Service Class                  0.25%
 Government Money Market Fund
  Class A                        0.25%
  Administrator Class            0.10%
  Service Class                  0.25%
 Heritage Money Market Fund
  Administrator Class            0.10%
 Minnesota Money Market Fund
  Class A                        0.25%
 Money Market Fund
  Class A                        0.25%
  Class B                        0.25%
  Investor Class                 0.25%
 Municipal Money Market Fund
  Investor Class                 0.25%

FUND                             FEE
 National Tax-Free Money Market Fund
  Class A                        0.25%
  Administrator Class            0.10%
  Service Class                  0.25%
 Overland Express Sweep Fund
  Single Class                   0.25%
 Prime Investment Money Market Fund
  Service Class                  0.25%
 Treasury Plus Money Market Fund
  Class A                        0.25%
  Administrator Class            0.10%
  Service Class                  0.25%
 100% Treasury Money Market Fund
  Class A                        0.25%
  Service Class                  0.25%


     General. The Shareholder Servicing Plan will continue in effect from year
     --------
to year if such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Board and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     The Funds paid $39,567 in underwriting commissions to the Distributor for the fiscal period ended February 28, 2007. The Funds paid no underwriting commissions to the Distributor for the fiscal period ended February 28, 2006. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds, except for the Heritage Money Market and Municipal Money Market Funds. The Funds, except the Heritage Money Market and Municipal Money Market Funds, paid no underwriting commissions for the fiscal years ended March 31, 2005, and March 31, 2004.

     Prior to April 11, 2005, Strong Investments Inc. (SII) served as the principal underwriter for the predecessor portfolios of the Heritage Money Market and Municipal Money Market Funds.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                       DETERMINATION OF NET ASSET VALUE

     We determine the NAV of each Fund's shares each business day. We determine the NAV by subtracting a Fund Class' liabilities from it total assets. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day") and the Federal Reserve is open. However, the Funds may elect to remain open following an early close of the NYSE or to remain open on days when the Federal Reserve is open and the NYSE is closed. The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday. The Federal Reserve is closed on all days listed above (except Good Friday), as well as Columbus Day and Veterans Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders, except Advisor Class shareholders,
------------------------
with an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund and for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Minimum Initial Investment Waivers for Institutional, Service, and
     ------------------------------------------------------------------
Administrator Class shares. Upon approval by Funds Management, the minimum
--------------------------
initial investment amounts for Institutional, Service, and Administrator Class shares of Wells Fargo Advantage money market funds may be waived or satisfied for purchases made under the following circumstances:

  o Money market trading platforms and employee benefit plan programs that have plan assets of at least $10 million for Administrator Class shares and $100 million for Institutional Class shares.

  o Money Market trading platforms or employee benefit plan programs may invest in Service Class shares without a minimum restriction.

  o Former Strong money market fund shareholders who received shares of a Wells Fargo Advantage money market fund as a result of the reorganization of the Strong Funds into the Wells Fargo Advantage Funds and whose Wells Fargo Advantage money market fund account record remains active on the Fund's transfer agency system. An account remains on the transfer agency system indefinitely if a balance is maintained or for a period of at least six months for zero-balance accounts

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional, Service, Administrator, and Select Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including:

     o Corporations and their subsidiaries;

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (I.E., a trust account or a solely owned business account).

  o All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     An eligible investor (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

          In general Class B shares exchanged for Money Market Class B shares retain their original CDSC schedule and any reduced sales charges privileges. Please refer to the prospectus for the original shares regarding applicable schedules and waivers.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.


  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.


  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Brokerage Commissions. For the fiscal periods ended February 28, 2007,
     ----------------------
February 28, 2006, and March 31, 2005, the Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services. For the fiscal year ended March 31, 2004, the California Tax Free Money Market Fund paid a total of $750 in brokerage commissions.

     Former Strong Funds. For the period November 1, 2004-April 10, 2005, and the fiscal years ended October 31, 2004, the predecessor portfolios of the Heritage Money Market and Municipal Money Market Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of February 28, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:


FUND                           BROKER/DEALER                        AMOUNT
 Cash Investment Money         Bear, Stearns & Co., Inc.         $  445,100
 Market
                               Goldman, Sachs & Co.              $  770,426
                               Morgan Stanley & Co. Inc          $   80,000
                               Credit Suisse First Boston        $  406,998
                               Barclay's Capital, Inc            $  100,000
                               Bank of America                   $  268,900
                               JP Morgan Chase & Co.             $   98,000
                               Lehman Brothers Inc               $   44,016
                               Citigroup Inc.                    $  733,400
                               Merrill Lynch & Co.               $  201,000
                               Deutsche Bank                     $  233,000
                               UBS Warburg                       $  340,000
 Government Money Market       Bank of America                   $2,150,000
                               Credit Suisse First Boston        $1,500,000
                               Deutsche Bank                     $2,000,000
                               Goldman Sachs & Co                $  544,483
                               Citigroup Inc.                    $3,600,000
                               Bear Stearns & Co., Inc           $  500,000
                               Barclay's Capital, Inc            $1,225,000
                               HSBC Securities                   $1,000,000
                               JP Morgan Chase & Co.             $  250,000
                               Morgan Stanley & Co., Inc         $  100,000
 Heritage Money Market         Deutsche Bank                     $    8,000
                               Bank of America                   $   10,300
                               Bear Stearns                      $   17,100
                               Merrill Lynch & Co.               $    5,000
                               Morgan Stanley & Co., Inc         $    5,000
                               Goldman Sachs & Co                $   39,203
                               Lehman Brothers Inc               $    2,001
                               Citigroup Inc.                    $   65,500
                               Barclay's Capital, Inc            $   35,000
                               UBS Warburg                       $   14,000
 Money Market Fund             Credit Suisse First Boston        $  215,000
                               Morgan Stanley & Co., Inc         $   38,000
                               Bank of America                   $  175,400
                               Bear Stearns & Co., Inc           $  286,600
                               Goldman Sachs & Co.               $  505,000
                               Merrill Lynch & Co.               $  125,500
                               Barclay's Capital Inc             $  230,000
                               JP Morgan Chase & Co.             $   58,000
                               Deutsche Bank                     $  149,000

                              Citigroup Inc                    $519,679
                              Lehman Brothers Inc              $   30,011
                              UBS Warburg                      $  220,000
 Money Market Trust           Credit Suisse First Boston       $   59,000
                              Morgan Stanley & Co., Inc        $   10,000
                              Bank of America                  $   52,000
                              Bear Stearns & Co., Inc          $   81,800
                              Goldman Sachs & Co.              $  139,645
                              Merrill Lynch & Co.              $   30,000
                              JP Morgan Chase & Co.            $   16,000
                              Deutsche Bank                    $   42,000
                              Lehman Brothers Inc              $    8,003
                              UBS Warburg                      $   59,000
                              Citigroup Inc                    $  130,500
 Overland Express Sweep       Credit Suisse First Boston       $   21,000
                              Bear Stearns & Co., Inc          $   28,500
                              Morgan Stanley & Co., Inc        $   15,000
                              Bank of America                  $   12,100
                              Merrill Lynch & Co.              $    7,000
                              Lehman Brothers Inc              $    5,002
                              Citigroup Inc                    $   47,966
                              Barclay's Capital, Inc           $   23,000
                              JP Morgan Chase & Co.            $    6,000
                              UBS Warburg                      $   23,000
                              Goldman Sachs & Co               $   51,000
                              Deutsche Bank                    $   15,750
 Prime Investment Money       Morgan Stanley & Co., Inc        $   12,000
 Market
                              Deutsche Bank                    $  116,000
                              Bank of America                  $  120,900
                              Bear Stearns & Co., Inc          $  193,200
                              Merrill Lynch & Co.              $   60,000
                              Goldman Sachs & Co               $  409,631
                              Citigroup Inc                    $2,113,783
                              Barclay's Capital, Inc           $  246,000
                              UBS Warburg                      $  211,000
 Treasury Plus Money          Bank of America                  $  475,000
 Market
                              Credit Suisse First Boston       $1,275,000
                              Deutsche Bank                    $1,260,000
                              Goldman Sachs & Co               $  132,812
                              Morgan Stanley & Co., Inc        $  500,000
                              HSBC Securities                  $1,150,000

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California and Minnesota taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 28, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                                           CAPITAL LOSS CARRY
FUND                                        YEAR EXPIRES        FORWARDS
       California Tax-Free Money Market Tru    2014             $ 15,884
       2                                       015              $ 11,392
       Cash Investment Money Market Fund       2013             $390,478
       Minnesota Money Market Fund             2013             $ 15,025
       2                                       014              $    326

                                                         CAPITAL LOSS CARRY
FUND                                      YEAR EXPIRES        FORWARDS
                                             2015             $  1,728
       Money Market Fund                     2013             $203,283
                                             2014             $ 60,034
       Money Market Trust                    2013             $ 27,302
       Municipal Money Market Fund           2013             $ 43,320
                                             2015             $  5,786
       National Tax-Free Money Market Fun    2015             $ 25,415
       National Tax-Free Money Market Tru    2014             $ 20,143
       2                                     015              $ 11,616
       Prime Investment Money Market Fund    2013             $ 20,852
       2                                     014              $  2,111
       Treasury Plus Money Market Fund       2013             $118,018
       100% Treasury Money Market Fund       2014             $ 10,049



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protection bonds generally can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Taxation of Distributions. Except for exempt-interest dividends (defined
     --------------------------
below), paid out by the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the Municipal Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (collectively, the "Tax-Free Funds"), all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. In general, as long as a Fund
     ----------------------------------
maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such Regulations have been issued as of the date of this SAI. In addition, if a shareholder holds shares of a Tax-Free Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Tax-Free Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.


     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.


     Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain. Reductions in individual federal income tax enacted in 2003 on "qualified dividend income" generally will not apply to Fund distributions.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, which would effectively reduce or eliminate the benefits of lower marginal tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Interest-related distributions are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (I.E., a trust other than a trust where a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).However, this tax generally will not apply to exempt-interest dividends from a tax-free fund. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     Additional Considerations for the Tax-Free Funds. If at least 50% of the
     ------------------------------------------------
value of a RIC's total assets at the close of each quarter of its taxable years consists of interest on state and local bonds, it will qualify under the Code to pass through to its shareholders the tax-exempt character of its income from such assets by paying "exempt-interest dividends." Exempt-interest dividends are dividends (other than capital gain dividends) paid by a RIC that are designated as such in a written notice to shareholders. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends.

     Distributions of capital gain or income not attributable to interest on a Tax-Free Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its Tax-Free Fund's shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     No later than 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the dividends for the taxable year that constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Tax-Free Fund's distributions are exempt from federal income tax.

     In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Free Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult own their tax advisers.

     The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

                                                       PERCENTAGE OF TAX-
                                                      EXEMPT DISTRIBUTIONS
                                                        TREATED AS A TAX
FUND                                                    PREFERENCE ITEM
       California Tax-Free Money Market Fund                  18.86%
       California Tax-Free Money Market Trust                 18.19%
       Minnesota Money Market Fund                            29.67%
       Municipal Money Market Fund                            85.06%
       National Tax-Free Money Market Fund                     0.00%
       National Tax-Free Money Market Trust                    0.00%


     Additional Considerations for the California Tax-Free Money Market Fund
     ----------------------------------
and California Tax-Free Money Market Trust ("California Funds"). If, at the
                                         ----------------------
close of each quarter of its taxable year, at least 50% of the value of the total assets of a RIC consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made by the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California individual income tax law.

     In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" may be applicable for California income tax purposes. Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.


     The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California tax situation, in general.

     Additional Considerations for the Minnesota Money Market Fund ("Minnesota
     -------------------------------------------------------------------------
Fund"). Shareholders of the Minnesota Fund, who are individuals, estates, or
------
trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. The Minnesota Fund intends to meet this 95% threshold, but no assurance can be provided that it will. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that Kentucky's exemption of interest on its own obligations and those of its political subdivisions unlawfully discriminates against interstate commerce. The United States Supreme Court recently granted certiorari to consider the appeal of the Davis decision. If the United States Supreme Court affirms the Davis decision, it is likely that Minnesota's tax treatment of state and local government obligations would also be held to be unconstitutional. If a court were to hold that Minnesota's treatment of state and local government obligations unlawfully discriminates against interstate commerce, the court would have to decide upon a remedy for the tax years at issue in the case. Even if the remedy applied to those and other years preceding the decision were to exempt the interest from other states' obligations interest rather than to tax the interest on Minnesota obligations, application of the 1995 statute to subsequent years could cause interest on the obligations to become taxable by Minnesota and the market value of such obligations to decline.

     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.


     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.


Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

                                 CAPITAL STOCK


     The Funds are fifteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

     The table does not include information on the Institutional Class shares of the California Tax-Free Money Market Fund, the Institutional Class shares of the Municipal Money Market Fund and the Administrator Class shares of the Treasury Plus Money Market Fund because these classes of shares did not commence operations until March 31, 2008.



                                                PERCENTAGE
FUND        NAME AND ADDRESS                     OF CLASS
------      -----------------------------      -----------
CALIFORNIA TAX-FREE MONEY MARKET FUND
 Fund Level WELLS FARGO SERVICE COMPANY            44.10%
            FBO SWEEP FUNDS CATF
            RETAIL SWEEP OPERATIONS
            3401 N 4TH AVE #9777-131
            SIOUX FALLS SD 57104-0783

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Class A                    WELLS FARGO SERVICE COMPANY                   66.09%
                            FBO SWEEP FUNDS CATF
                            RETAIL SWEEP OPEARTIONS
                            3401 N 4TH AVE #N9777-131
                            SIOUX FALLS SD 57104-0783
                            WELLS FARGO INVESTMENTS LLC                   24.17%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Service Class              WELLS FARGO BANK NA                           64.12%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            11.63%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9803-054
                            MINNEAPOLIS MN 55479-0001
CALIFORNIA TAX-FREE MONEY MARKET TRUST
 Single Class               WELLS FARGO BANK NA                           97.76%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
CASH INVESTMENT MONEY MARKET FUND
 Administrator Class        WELLS FARGO BROKERAGE SERVICES LLC            67.29%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO BANK NA                           20.66%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOILS MN 55479-0001
 Institutional Class        WELLS FARGO BROKERAGE SERVICES LLC            50.27%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA                           33.41%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOILS MN 55479-0001
                            HARE & CO                                      7.15%
                            BANK OF NEW YORK
                            ONE WALL STREET 2ND FLOOR
                            ATTN: STIF/MASTER NOTE
                            NEW YORK NY 10005-2501

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Service Class              WELLS FARGO BANK NA                           46.79%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOILS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            20.27%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO INVESTMENTS LLC                    9.97%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Select Class               WELLS FARGO BROKERAGE SERVICES LLC            62.43%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA                           13.01%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOILS MN 55479-0001
                            AMERICAN FUNDS SERVICE CO                     12.52%
                            ATTN: VICKIE ROSS / VHR
                            6455 IRVINE CENTER DRIVE S-2B
                            IRVINE CA 92618
GOVERNMENT MONEY MARKET FUND
 Fund Level                 WELLS FARGO BANK NA                           30.20%
                            ATTN: KEITH BERGER/SUPPORT
                            SERVICES N9303-054
                            NORTHSTAR EAST 5TH FLOOR
                            608 2ND AVE SO N9303-050
                            MINNEAPOLIS MN 55402
 Class A                    WELLS FARGO INVESTMENTS LLC                   91.37%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Administrator Class        WELLS FARGO BROKERAGE SERVICES LLC            42.60%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO BANK NA                           39.88%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            PERSHING LLC                                  15.58%
                            FOR EXCLUSIVE BENEFIT OF
                            BROKERAGE CUSTOMERS
                            ATTN: CASH MANAGEMENT SERVICES
                            1 PERSHING PLZ
                            JERSEY CITY NJ 07399-0001

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA                           42.41%
                            ATTN: KEITH BERGER/SUPPORT
                            SERVICES N9303-054
                            NORTHSTAR EAST 5TH FLOOR
                            608 2ND AVE SO N9303-050
                            MINNEAPOLIS MN 55402
                            WELLS FARGO BANK NA                           33.32%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            14.14%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Service Class              WELLS FARGO BANK NA                           82.92%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC             9.75%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
HERITAGE MONEY MARKET FUND
 Fund Level                 WELLS FARGO BROKERAGE SERVICES LLC            25.50%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Administrator Class        WELLS FARGO BANK NA                           41.33%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA FBO                        7.97%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BROKERAGE SERVICES LLC             5.35%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Institutional Class        WELLS FARGO BANK NA                           46.99%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            29.88%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916

                                                                     PERCENTAGE
FUND                 NAME AND ADDRESS                                 OF CLASS
---------------      -----------------------------------------      -----------
 Select Class        WELLS FARGO INST BROKERAGE SERVICES LLC            54.39%
                     ATTN: SEAN O'FARRELL
                     608 2ND AVE S #N9303-054
                     MINNEAPOLIS MN 55402-1916
                     KELLOGG COMPANY                                    24.85%
                     ATTN: DEIRDRE STOKES
                     ONE KELLOGG SQUARE
                     BATTLE CREEK MI 49016
                     WELLS FARGO BANK NA                                 9.49%
                     ATTN: CASH SWEEP DEPT
                     MAC N9306-04C
                     733 MARQUETTE AVE
                     MINNEAPOLIS MN 55479-0001
MINNESOTA MONEY MARKET FUND
 Fund Level          WELLS FARGO INVESTMENTS LLC                        88.80%
                     C/O CHRIS ROBINSON
                     625 MARQUETTE AVE FL 12
                     MINNEAPOLIS MN 55402-2308
 Class A             WELLS FARGO INVESTMENTS LLC                        88.83%
                     C/O CHRIS ROBINSON
                     625 MARQUETTE AVE FL 12
                     MINNEAPOLIS MN 55402-2308
                     WELLS FARGO BROKERAGE SERVICES LLC                  5.58%
                     ATTN: SEAN O'FARRELL
                     608 2ND AVE S #N9803-054
                     MINNEAPOLIS MN 55479-0001
MONEY MARKET FUND
 Fund Level          WELLS FARGO SERVICE COMPANY                        38.20%
                     FBO SWEEP FUNDS FA
                     RETAIL SWEEP OPERATIONS
                     3401 N 4TH AVE #N9777-131
                     SIOUX FALLS SD 57104-0783
                     WELLS FARGO INVESTMENTS LLC                        29.40%
                     C/O CHRIS ROBINSON
                     625 MARQUETTE AVE FL 12
                     MINNEAPOLIS MN 55402-2308
 Class A             WELLS FARGO SERVICE COMPANY                        54.39%
                     FBO SWEEP FUNDS FA
                     RETAIL SWEEP OPERATIONS
                     3401 N 4TH AVE #N9777-131
                     SIOUX FALLS SD 57104-0783
                     WELLS FARGO INVESTMENTS LLC                        41.85%
                     C/O CHRIS ROBINSON
                     625 MARQUETTE AVE FL 12
                     MINNEAPOLIS MN 55402-2308
 Class B             WELLS FARGO SERVICE COMPANY                        99.57%
                     FBO SWEEP FUNDS FA
                     RETAIL SWEEP OPERATIONS
                     3401 N 4TH AVE #N9777-131
                     SIOUX FALLS SD 57104-0783

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Investor Class             NONE                                         NONE
MONEY MARKET TRUST
 Single Class               WELLS FARGO BANK NA                          100.00%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
MUNICIPAL MONEY MARKET FUND
 Investor Class             NONE                                         NONE
NATIONAL TAX-FREE MONEY MARKET FUND
 Class A                    WELLS FARGO INVESTMENTS LLC                   51.91%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO SERVICE COMPANY                   43.30%
                            FBO SWEEP FUNDS NTF
                            RETAIL SWEEP OPERATIONS
                            3401 N 4TH AVE #N9777-131
                            SIOUX FALLS SD 57104-0783
 Administrator Class        EDWIN J CLARK                                  9.32%
                            22 HARBOR VIEW DR
                            SUGAR LAND TX 77479-5851
                            WELLS FARGO BROKERAGE SERVICES LLC             5.80%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Institutional Class        WELLS FARGO BANK NA                           43.94%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            26.90%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            CONTINENTAL STOCK TRANSFER & TRUST             9.82%
                            A/F/T GLOBAL CONSUMER ACQ CORP
                            17 BATTERY PLACE 8TH FLOOR
                            NEW YORK NY 10004-1123
 Service Class              WELLS FARGO BANK NA                           61.14%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001

                                                                PERCENTAGE
FUND                 NAME AND ADDRESS                            OF CLASS
---------------      ------------------------------------      -----------
                     WELLS FARGO BANK NA                           19.49%
                     ATTN: CASH SWEEP DEPT
                     MAC N9306-04C
                     733 MARQUETTE AVE
                     MINNEAPOLIS MN 55479-0001
                     WELLS FARGO INVESTMENTS LLC                   12.34%
                     C/O CHRIS ROBINSON
                     625 MARQUETTE AVE FL 12
                     MINNEAPOLIS MN 55402-2308
                     WELLS FARGO BROKERAGE SERVICES LLC             5.23%
                     C/O SEAN O'FARRELL
                     608 2ND AVE S #N9303-054
                     MINNEAPOLIS MN 55479-0001
NATIONAL TAX-FREE MONEY MARKET TRUST
 Single Class        WELLS FARGO BANK NA                           99.41%
                     ATTN: CASH SWEEP DEPT
                     MAC N9306-04C
                     733 MARQUETTE AVE
                     MINNEAPOLIS MN 55479-0001
OVERLAND EXPRESS SWEEP FUND
 Fund Level          WELLS FARGO BANK                              63.00%
                     SWEEP DEPT OPERATIONS
                     MAC #A249-026
                     3440 WALNUT AVE BLDG B
                     FREMONT CA 94538-2210
                     WELLS FARGO BANK                              35.00%
                     SWEEP DEPT OPERATIONS
                     MAC #A249-026
                     3440 WALNUT AVE BLDG B
                     FREMONT CA 94538-2210
 Single Class        WELLS FARGO BANK                              63.09%
                     SWEEP DEPT OPERATIONS
                     MAC #A249-026
                     3440 WALNUT AVE BLDG B
                     FREMONT CA 94538-2210
                     WELLS FARGO BANK                              35.04%
                     SWEEP DEPT OPERATIONS
                     MAC #A249-026
                     3440 WALNUT AVE BLDG B
                     FREMONT CA 94538-2210
PRIME INVESTMENT MONEY MARKET FUND
 Fund Level          WELLS FARGO BANK NA                           56.50%
                     ATTN: CASH SWEEP DEPT
                     MAC N9306-04C
                     733 MARQUETTE AVE
                     MINNEAPOLIS MN 55479-0001

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA                           67.49%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            23.39%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Service Class              WELLS FARGO BANK NA                           81.96%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA                           10.89%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC             6.36%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
TREASURY PLUS MONEY MARKET FUND
 Class A                    WELLS FARGO BANK                              48.75%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
                            WELLS FARGO BANK                              20.78%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
                            HARE & CO                                     19.45%
                            BANK OF NEW YORK
                            ONE WALL STREET 2ND FLOOR
                            ATTN: STIF/MASTER NOTE
                            NEW YORK NY 10005-2501
                            WELLS FARGO INVESTMENTS LLC                    8.67%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Institutional Class        WELLS FARGO BANK NA                           50.19%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            20.07%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9803-054
                            MINNEAPOLIS MN 55402-1916

                                                                 PERCENTAGE
FUND                  NAME AND ADDRESS                            OF CLASS
----------------      ------------------------------------      -----------
                      AMERICAN EXPRESS CREDIT CORP                  8.29%
                      ATTN: VERICK B NORTHRUP
                      301 N WALNUT ST
                      WILMINGTON DE 19801-3974
                      WELLS FARGO BANK NA                           8.21%
                      ATTN: KEITH BERGER/SUPPORT
                      SERVICES N9303-054
                      NORTHSTAR EAST 5TH FLOOR
                      608 2ND AVE SO N9303-050
                      MINNEAPOLIS MN 55402
                      PRICEWATERHOUSECOOPERS LLC                    5.31%
                      ATTN: TREASURY
                      3109 W MLK BLVD
                      TAMPA FL 33607
 Service Class        WELLS FARGO BANK NA                          86.11%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
100% TREASURY MONEY MARKET FUND
 Fund Level           WELLS FARGO BANK NA                          84.40%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
 Class A              WELLS FARGO INVESTMENTS LLC                  66.98%
                      C/O CHRIS ROBINSON
                      625 MARQUETTE AVE FL 12
                      MINNEAPOLIS MN 55402-2308
 Service Class        WELLS FARGO BANK NA                          88.36%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
                      WELLS FARGO BROKERAGE SERVICES LLC            7.55%
                      ATTN: SEAN O'FARRELL
                      608 2ND AVE S #N9803-054
                      MINNEAPOLIS MN 55479-0001



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended February 28, 2007 and the unaudited financial statements for the semi-annual period ended August 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

          WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND
                 WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND
                  WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND
                WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND
                 WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND
                   WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

           WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND
                  WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND
              WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

          WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND
                 WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, and Minnesota Tax-Free Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, Municipal Bond, National Limited-Term Tax Free and National Tax Free Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. Class A shares of the Short-Term Municipal Bond Fund are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" in the Class A, B, and C shares prospectus for further information. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.



                                        CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INSTITUTIONAL     INVESTOR
FUND                                    A, B, C       Z           CLASS          CLASS          CLASS          CLASS
 California Limited-Term Tax-Free        o/1/                       o
 California Tax-Free                      o                         o
 Colorado Tax-Free                        o                         o
 Intermediate Tax-Free                   o/1/                       o                             o              o
 Minnesota Tax-Free                       o           o             o
 Municipal Bond                           o                         o                             o              o
 National Limited-Term Tax-Free           o                         o
 National Tax-Free                        o                         o
 Short-Term Municipal Bond               o/1/                                                     o              o
 Ultra Short-Term Municipal Income       o/2/                                      o              o              o
 Wisconsin Tax-Free                      o/1/                                                                    o


/1/   Offers Class A and Class C shares only.

/2/   Offers Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated November 1, 2007, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended June 30, 2007, and the unaudited financial statements for the Funds for the semi-annual period ended December 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     MIFS/FASAI02 (04/08)

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS       21
SPECIAL CONSIDERATIONS AFFECTING COLORADO MUNICIPAL OBLIGATIONS         28
SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS        31
SPECIAL CONSIDERATIONS AFFECTING WISCONSIN TAX-FREE FUND                32
MANAGEMENT                                                              33
 Trustees and Officers                                                  33
 Investment Adviser                                                     36
 Investment Sub-Adviser                                                 39
 Portfolio Managers                                                     41
 Administrator                                                          44
 Distributor                                                            47
 Shareholder Servicing Agent                                            49
 Custodian                                                              50
 Fund Accountant                                                        50
 Transfer and Distribution Disbursing Agent                             50
 Underwriting Commissions                                               50
 Code of Ethics                                                         51
DETERMINATION OF NET ASSET VALUE                                        51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          51
PORTFOLIO TRANSACTIONS                                                  55
FUND EXPENSES                                                           57
FEDERAL INCOME TAXES                                                    58
PROXY VOTING POLICIES AND PROCEDURES                                    69
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       70
CAPITAL STOCK                                                           72
OTHER INFORMATION                                                       82
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           82
FINANCIAL INFORMATION                                                   82
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION


     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, National Limited-Term Tax-Free, and National Tax-Free Funds were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies. The Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Norwest, Great Plains, and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.


WELLS FARGO ADVANTAGE FUNDS                                   PREDECESSOR FUND
------------------------------------------------------------- ----------------------------------------------
Wells Fargo Advantage California Limited-Term Tax-Free Fund   Stagecoach California Tax-Free Income Fund
Wells Fargo Advantage California Tax-Free Fund                Stagecoach California Tax-Free Bond Fund
Wells Fargo Advantage Colorado Tax-Free Fund                  Norwest Colorado Tax-Free Fund
Wells Fargo Advantage Intermediate Tax-Free Fund              Strong Intermediate Municipal Bond Fund
Wells Fargo Advantage Minnesota Tax-Free Fund                 Norwest Minnesota Tax-Free Fund
Wells Fargo Advantage Municipal Bond Fund                     Strong Municipal Bond Fund
Wells Fargo Advantage National Limited-Term Tax-Free Fund     Norwest Limited Term Tax-Free Fund
Wells Fargo Advantage National Tax-Free Fund                  Norwest Tax-Free Income Fund
Wells Fargo Advantage Short-Term Municipal Bond Fund          Strong Short-Term Municipal Bond Fund
Wells Fargo Advantage Ultra Short-Term Municipal Income       Strong Ultra Short-Term Municipal Income Fund
Fund
Wells Fargo Advantage Wisconsin Tax-Free Fund                 Strong Wisconsin Tax-Free Fund


     The CALIFORNIA LIMITED-TERM TAX-FREE and CALIFORNIA TAX-FREE FUNDS (the "California Funds") commenced operations on November 8, 1999, as successors to the Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Bond Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The Stagecoach California Tax-Free Income Fund commenced operations on January 1, 1992 and the Stagecoach California Tax-Free Income Fund commenced operations on November 18, 1992. On December 15, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland") was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988. The Fund changed its name from the California Limited Term Tax-Free Fund to the California Limited-Term Tax-Free Fund effective April 11, 2005.

     The COLORADO TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

     The INTERMEDIATE TAX-FREE FUND commenced operations on April 11, 2005, as successor to the Strong Intermediate Municipal Bond Fund. The predecessor Strong Intermediate Municipal Bond Fund commenced operations on July 31, 2001.

     The MINNESOTA TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

     The MUNICIPAL BOND FUND commenced operations on April 11, 2005, as successor to the Strong Municipal Bond Fund. The predecessor Strong Municipal Bond Fund commenced operations on October 23, 1986.

     The NATIONAL LIMITED-TERM TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Limited Term Tax-Free Fund. The predecessor Norwest Fund commenced operations on October 1, 1996. The Fund changed its name from the National Limited Term Tax-Free Fund to the National Limited-Term Tax-Free Fund effective April 11, 2005.

     The NATIONAL TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Stagecoach National Tax-Free Fund and the Norwest Tax-Free Income Fund. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund. The predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. On February 23, 2001, the National Tax-Free Fund acquired all of the net assets of the First Achievement Idaho Municipal Bond Fund and First Achievement Municipal Bond Fund. On May 20, 2002, the National Tax-Free Fund acquired all of the net assets of the Wells Fargo Arizona Tax-Free Fund and the Wells Fargo Oregon Tax-Free Fund.


     The SHORT-TERM MUNICIPAL BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Municipal Bond Fund. The predecessor Strong Short-Term Municipal Bond Fund commenced operations on December 31, 1991.


     The ULTRA SHORT-TERM MUNICIPAL INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Municipal Income Fund. The predecessor Strong Ultra Short-Term Municipal Income Fund commenced operations on November 30, 1995.

     The WISCONSIN TAX-FREE FUND commenced operations on April 11, 2005, as successor to the Strong Wisconsin Tax-Free Fund. The predecessor Strong Wisconsin Tax-Free Fund commenced operations on April 6, 2001.

                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that
(i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;


     (2) except for the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, and Minnesota Tax-Free Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;


     (9) with respect to the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, and Wisconsin Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which
(i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state's income tax;


     (10) with respect to the Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------


     Each Fund may invest in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.


     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Fixed-Income Securities.
     -----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states, including the states of the state-specific funds in this SAI, similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.


     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Municipal Securities
---------------------

     STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased are not subject to prepayment or extension risk.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives, including those traded in the over-the-counter market, are often subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification
---------------


     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free and Minnesota Tax-Free Funds are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration
------------------------


     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free and Wisconsin Tax-Free Funds invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state's political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.


     To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors
-------------------------

          The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State's economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts. The 2006-07 fiscal year began with a balance of $10.5 billion. During the 2006-07 fiscal year, California's economic expansion slowed due to a cooling real estate market and rising fuel prices, and revenue growth has fallen. The Governor's office expects economic growth to continue to be slow through 2007 to reflect the decline in the housing market, followed by improved growth rates in 2008 and 2009.

          Fluctuations in General Fund revenues are more pronounced than the volatility in California's overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst's Office ("LAO"), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying budget imbalance in which anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

          California personal income gained 6.1 percent in 2006, but is expected by the Governor's office to drop to 5.3 percent in 2007 before improving to 5.5 percent in 2008 and 5.8 percent in 2009. Taxable sales slowed considerably, however, in the second half of 2006. For the year as a whole, taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005. Over the 12 months from July 2006 to July 2007, California non-farm payroll employment grew 1.1 percent. The job growth was broad-based, as seven of California's eleven major industry sectors gained jobs. The State's unemployment rate averaged 4.9 percent in 2006, and increased to 5.2 percent as of July 1, 2007.

          After several years of record sales and soaring prices, home sales began to soften in the fourth quarter of 2005. The median price for existing home sales more than doubled between April 2001 and June 2005, from $262,420 to $542,720, but between June 2005 and February 2007, appreciation has slowed and the median price has fluctuated in the range of $540,000-$570,000. In a forecast released in October 2007, the California Association of Realtors is predicting that in 2008, the median price of a resale home in the State will decline 4 percent to $533,000, compared with a projected median of $576, 000, in 2001. Other indicators pointing to a housing slowdown include fewer loan applications, rising inventories of homes on the market and a slower pace of new residential building permit activity.

          Reduced home building, home sales and auto sales have contributed to a slowdown in taxable sales growth and job growth in the State. The problems with sub prime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State's economy.

Bond Ratings
------------

     Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     In May 2006, Moody's upgraded the credit rating of the State's general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California's "strong economic growth in almost all sectors," and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State's structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State's continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. The foregoing ratings have not been updated and it is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

     Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than all rated states other than Louisiana. Further, the State's current relative borrowing costs remain 0.42 percentage points higher than in September 2000, before the deterioration of the State's credit began. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

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     STATE FINANCES. The monies of California are segregated into the General
Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

     The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

     A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

     FISCAL YEAR 2006-07 BUDGET. California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetoes are subject to override by a two-thirds vote in each house of the Legislature.

     The 2006-07 Budget Act, enacted on June 30, 2006 (the "2006-07 Budget"), projected revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006-07 Budget did not include any significant tax changes.

     Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

     PROPOSED FISCAL YEAR 2007-08 BUDGET. On August 21, 2007, the Legislature enacted the 2007-08 Budget Bill (the "2007-08 Budget"), which was signed by Governor Schwarzenegger on August 24, 2007. The 2007-08 Budget assumes that the State General Fund will end fiscal year 2006-07 with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion.

     As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over fiscal year 2006-07, while revenues are expected to rise 6.5 percent. The 2007-08 Budget provides for a significant increase in education spending, including $57.1 billion in total ongoing Proposition 98 General Fund expenditures, an increase of 3.8 percent compared to the enacted 2006-07 Budget, and an additional $11.3 billion in General Fund support for higher education, an increase of 3.4 percent compared to the enacted 2006-07 Budget. The 2007-08 Budget provides total expenditures of $13.4 billion for the Department of Transportation, an increase of approximately 20 percent from the 2006-07 budget, including $4.2 billion in Proposition 1B bond funds for various transportation and air quality improvement programs. The 2007-08 Budget pays the Transportation Improvement Fund the full $1.48 billion of annual gasoline tax revenues owed under Proposition 42. The 2007-08 Budget does not include any significant tax changes.

     Although the 2007-08 Budget projects that budget expenditures will not exceed projected revenues, the LAO noted in its report entitled "Major Features of the 2007 California Budget," released in August 2007, that the State would once again face operating shortfalls of more than $5 billion in both the 2008-09 and the 2009-10 fiscal years because many of the cost-saving and revenue-generating solutions enacted in the 2007-08 Budget are of a one-time nature. Some of the larger one-time actions include

                                       23

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$1 billion in one-time anticipated revenues from the sale of EdFund, the state's nonprofit student loan guaranty agency, to a private buyer, the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, the use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million in Proposition 98 savings. Other solutions include a $247 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program by suspending cost of living adjustment for one year and permanently delaying the state Supplemental Security Income/State Supplementary Program cost of living adjustment for five months.

     The LAO further noted, in its Overview of the 2007-08 May Revision, dated May 15, 2007, that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate provision for intervening events that would required increased expenditure or reduce revenue, including economic uncertainties associated with the outlook of the housing market in light of recent sales declines, foreclosures and price reductions, the future path of crude oil and retail gasoline prices, litigation and other risks. The LAO noted that adverse developments in these areas could significantly impact both overall economic performance and state revenues. For example, the LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means the State's obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

     Some of the revenue and cost-saving assumptions reflected in the 2007-08 Budget were uncertain at the time of enactment. For example, the 2007-08 Budget assumes $1 billion in General Fund revenues from the sale of EdFund. However, the sale may be delayed beyond the end of fiscal year 2007-08, or may result in a lower sale price than as anticipated. Further, Proposition 98 spending may have to increase if the State Controller's Office's property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth. The General Fund reserve also may be impacted by pending litigation and deterioration of projected revenues if the State's economy is weaker than anticipated. For example, the 2007-08 May Revision assumed that bond proceeds of approximately $300 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

     FUTURE BUDGETS. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

     STATE INDEBTEDNESS. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the Treasurer adopted a fundamentally different approach to measuring debt affordability. In prior years, the Treasurer measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concluded that the right amount of debt "is not indicated by any one ratio or percentage" and, instead, examined debt affordability from a public policy perspective. The Treasurer predicted a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The Treasurer concluded that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

     GENERAL OBLIGATION BONDS. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2007, the State had outstanding approximately $51.2 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs). As of September 1, 2007, there were unused voter authorizations for the future issuance of approximately $68.0 billion long-term general obligation bonds.

     In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security,
(ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

     Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October, 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while

                                       24

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litigation was pending. Governor Schwarzenegger is promoting a $9.1 billion bond proposal for building dams for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

     COMMERCIAL PAPER. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding

     LEASE-REVENUE BONDS. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at September 1, 2007.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

     ECONOMIC RECOVERY BONDS. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State's full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State anticipates that approximately $82.6 billion of the ERBs will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early payments.

     TOBACCO SETTLEMENT REVENUE BONDS. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.258 billion for General Fund purposes. In 2006, the participating manufacturers contended they lost market share and the amount of tobacco revenues decreased by approximately $50 million, but the amounts received were still in excess of the required debt service payments. No impact to the General Fund is expected for the 2006-07 or 2007-08 fiscal years. The State attorney general is undertaking to compel the manufacturers to pay without any downward adjustments for loss of market share.

     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State plans to issue $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State's cash flow requirements during the fiscal year.

     INTER-FUND BORROWING. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of July 1, 2007, there were $5.8 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

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     The initiatives began in 1978 with Proposition 13 (Cal. Const. Art.
XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

     Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

     Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

     In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

     In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

     Other litigation and initiatives complicate the State's ability to spend tax revenue.

     In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.3 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $310 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

     With a ballot initiative in November 2004, voters approved a surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State's individual income tax.

     More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the

Legislature's power over local revenue sources, and the identically named Proposition 1A approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

     The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State Controller to discontinue its escheat practices regarding unclaimed property until better processes are in place to notify property owners, which is expected to cost the State as much as $130 million annually until the notice mechanism is remedied. The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future. In response to the litigation, a prison spending bill, AB 900, was enacted May 3, 2007, and provides for a spending package of $7.8 billion, including lease-revenue bonds not supported by the General Fund.

     Issuance of the lease-revenue bonds, however, has been stayed pending resolution of litigation challenging the constitutionality of the lease revenue bond financing method in AB 900. In addition, on August 30, 2007, the Court of Appeals affirmed the trial court's judgment that the State must pay more than $500 million to the retired school teachers' pension fund, finding unconstitutional a statute that deferred the amount of the State's obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007 Budget Act of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

     Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State's methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State has also sought to issue pension obligation bonds to fund all or a portion of the State's pension obligations. The trial court has barred the bonds sales as inconsistent with State constitutional debt limits. In July 2007, the trial court ruling was affirmed on appeal. The State will not seek further court review of the ruling.

     RECENT DEVELOPMENTS REGARDING ENERGY. The stability of California's power grid and its transmission capacity remains of concern. In its 2007 Summer Assessment, California's Independent Service Operator predicted adequate capacity to meet anticipated summer 2007 demands. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

     Natural gas prices in California are not regulated, and therefore, may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     Record setting prices for gasoline and crude oil could further harm the State's economy. Paying more for fuel can hurt corporate profit and pinch consumer spending, thereby reducing the State's tax revenues. As of October 16, 2007, the average price for regular-grade gasoline is above $3 per gallon and prices of light, sweet crude oil set a new record high of more than $87 per barrel. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.

     There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

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     SEISMIC ACTIVITY. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damage to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

     FIRE. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed hundreds of homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

     WATER SUPPLY AND FLOODING. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

     Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

     Governor Schwarzenegger has advocated building additional dams in anticipation of increased population demands and is promoting a $9.1 billion bond proposal for building dams for presentation to the voters in 2008. Dam building encounters opposition on environmental grounds in California, however, and recent attempts to provide funding for dams have not succeeded.

        SPECIAL CONSIDERATIONS AFFECTING COLORADO MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Overview of Colorado Economy and General Information
----------------------------------------------------

     During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

     During the 1990s, the Colorado economy became increasingly diversified moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation, tourism, health care, high-tech and manufacturing, with small businesses predominating. During this period there was steady improvement in the Colorado economy: per-capita income increased approximately 56% from 1990 to 1999 (5.9% in 1999) and retail trade sales increased approximately 91% from 1990 to 1999 (9.2% in 1999), reflecting, in part, an annual average population growth rate of 2.3% and an average unemployment rate of 4.4% during this period. In 2000, the peak year of the economic expansion, personal income increased approximately 12.1%, wage and salary income increased approximately 12.6% and retail trade sales revenues increased approximately 10.2%. In addition, the population increased 2.4% and the average unemployment rate hit a historic, and unsustainable, low of 2.7%.

     In 2001 Colorado's economy, like the national economy, began to weaken, taking a sharp downturn after the September 11, 2001 terrorist attacks. Personal income growth slowed to approximately 5.8% in 2001 and 0.2% in 2002. Wage and salary income growth slowed to approximately 2.8 % in 2001 and -1.5% in 2002. Retail trade sales growth slowed to approximately 1.8% in 2001 and -0.3% in 2002, while population growth slowed to 2.3% in 2001 and 1.6% in 2002. Colorado began to lose jobs in January 2001, and declines in the state's high technology, communications, and finance industries combined with a dramatic slowdown in tourism (caused in part by the worst drought since the 1930s and related Colorado wild fires), caused significant job losses during 2002. The average unemployment rate increased to 3.8% in 2001, 5.7% in 2002 and 6.1% in 2003. The job losses in 2002 and 2003 were the most severe in any reported period in the last sixty years.

     The unemployment rate in Colorado was 5.6% in 2004, followed by an unemployment rate of 5.1% in 2005 and 4.3% in 2006. The unemployment rate is expected to be 3.6% in 2007 and to gradually increase to approximately 4.0% by 2011.

     Colorado's economy had a solid year of growth in 2006, but its economy grew at a slower pace through the second quarter of 2007. Colorado government officials believe that the contraction of the single-family housing market and the banking industry's tightening credit policies may have a negative impact on growth well into 2008. Although high energy prices tend to be cited as risks to growth, much of the growth in Colorado's economy in 2007 has been driven by the oil and gas industry. At the present time, Colorado government officials believe that the Colorado economy is poised to show slow growth for the next two years, and that if the national economy should slide into recessions, Colorado will be in a relatively advantageous position to weather the storm because of the oil and gas industry.

     Personal income in Colorado increased by 6.2% in 2005, and 6.5% in 2006. Colorado government officials estimate that personal income growth will be 5.6% in 2007 and 5.4% in 2008. It is expected that personal income growth will average about 6.3% from 2008 through 2011. Colorado wage and salary income increased only by 5.7% in 2005 and 7.4% in 2006, and Colorado government officials estimate that total wage and salary income will increase 5.6% in 2007 and 5.0% in 2008. In 2009 through 2011, annual wage and salary income growth is expected to be at or above 6.5%.

     Growth in retail trade sales was 5.5% in 2006 and is estimated to be the same in 2007, compared to 5.1% in 2005. Population growth in Colorado was 1.9% in 2006 is expected to be about the same in 2007. Population growth is expected to average about 1.9% for each of the years between 2008 and 2011. After increasing 17.9% in fiscal year 2005-06 and 11.3% in fiscal year 2006-07, government officials expect net individual income tax revenue to increase 2.2% in the 2007-08 fiscal year and 6.6% in the 2008-09 fiscal year. According to government officials, the strong growth in net individual income tax revenue over the last two years was the result of healthy job creation, robust capital gains and strong growth in oil and gas royalty payments. Government officials believe higher interest rates and slower economic growth will reduce growth in individual taxes in fiscal year 2007-08.

     Net corporate income tax revenue rose 11.3% in the 2006-07 fiscal year. However, government officials expect net corporate income tax revenue to decrease 8.2% in the 2007-08 fiscal year and then increase 2.9% in the 2008-09 fiscal year. Net corporate income tax revenue is expected to increase by about 4.2% in the 2009-10 fiscal year, 5.4% in the 2010-11 fiscal year, and 4.9% in the 2011-12 fiscal year.

     Colorado government officials believe that the Colorado economy will post slower overall growth in 2007 compared to 2006. Colorado government officials also believe the moderate and steady growth experienced in employment and personal income should be strong enough to override the downturn in the housing market and the turmoil in the banking industry that is resulting in tighter lending policies. However, government officials not risks to this assessment, including declines in industries related to the housing market, such as recent layoffs in the mortgage lending industry, construction sector, financial services industry, and the real estate market, which could ripple the overall economy.

Political Subdivisions
----------------------

     The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies, which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market. Nonresidential building construction increased 28.3% in 2005 and 20.0% in 2006, and it is expected to increase 5.2% in 2007 and 7.4% in 2008. Housing permits decreased 1.3% in 2005 and 16.6% in 2006, and they are expected to decrease 20.3% in 2007 and then increase 9.0% in 2008.

State Finances: General Fund
----------------------------

     The State derives most of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and income taxes, which accounted for approximately 30% and 66%, respectively, of total General Fund revenues during the 2006-07 fiscal year. Sales and use taxes and income taxes are expected to account for approximately 30% and 65%, respectively, of total General Fund revenues during the 2007-08 fiscal year.

     The State experienced an 8.6% increase in General Fund revenues for the 2006-07 fiscal year. It is anticipated that General Fund revenues will increase 2.0% for the 2007-08 fiscal year and 5.5% for the 2008-09 fiscal year. Colorado experienced a $179.0 million (or 2.9%) decline in General Fund revenues for fiscal year 2003, largely due to continued economic downturn and fallen stock values. The dismal performance of the stock markets for much of fiscal year 2003 impacted tax receipts on capital gains for that year. Similarly, the fact that a significant portion of Colorado's use tax revenue is derived from the telecom industry resulted in a 2.9% decline in use tax revenues in fiscal year 2003. As a result of the revenue shortfall, budget reductions, transfers, and other decisions were made which resulted in a General Fund reserve of $223.1 million for fiscal year 2003 in lieu of a budget deficit that otherwise would have occurred. For the 2006-07 fiscal year, General Fund excess reserve was $269.7 million.

Colorado Constitutional and Other Laws
--------------------------------------

     STATE CONSTITUTION. The Colorado Constitution contains strict limitations on the ability of the State to create debt. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls.

     TABOR AMENDMENT. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "TABOR Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The TABOR Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

     Among other provisions, the TABOR Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. The TABOR Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. District revenues in excess of the limits prescribed by the TABOR Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. Such "TABOR surpluses" for the State grew from $139 million in the 1996-97 fiscal year to $927.2 million in the 2000-01 fiscal year, and over the past several years the State has refunded revenues in excess of applicable limits to certain taxpayers in the State in accordance with the TABOR Amendment.

     During the 1990s the federal government underestimated Colorado's population. Therefore the State refunded $483 million to taxpayers under the TABOR Amendment that would not have been refunded if the proper population estimates had been made. The TABOR Amendment allows for the limit to be adjusted each decade in accordance with the Census count. The Colorado General Assembly determined that the proper way to make the adjustment was to use the percentage change in the State's populations (6.0%) in the TABOR Amendment limit for the 2002 fiscal year and then measure the amount of revenue that comes in below that adjusted limit. The percentage points of population growth in the limit that are not used in the 2002 fiscal year can be carried forward into future years (referred to as the "growth dividend") until such time as all of the population percentage change is carried forward or a new Census is conducted.

     The TABOR Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

     The State did not have a TABOR surplus for fiscal years 2001-02, 2002-03, or 2003-04. The State had a surplus of $172.5 million for the 2004-05 fiscal year.

     REFERENDUM C. In 2005, Colorado voters approved Referendum C which calls for a five-year "time-out" from TABOR's growth limit beginning in the 2005-06. Referendum C allows the State to retain all revenue collected between fiscal year 2005-06 and fiscal year 2009-10 and it allows the State to fund mandated growth in education and Medicaid spending, as well as providing funding for transportation and other State programs.

     Referendum C is currently estimated to retain $6.1 billion during the five-year time-out period. In the 2005-06 fiscal year, the amount of revenue retained by Referendum C was $1.1 billion, and in the 2006-07 fiscal year, the amount of revenue retained was $1.3 billion. Government officials estimate that the amount of revenue that will be retained in the 2007-08 fiscal year will be $1.1 billion.

     OTHER CONSIDERATIONS. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment's provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

     The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State's General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

        SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The state's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session, the Governor is empowered to convene a special legislative session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     POPULATION TRENDS IN THE STATE. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average. From 2000 to 2006, Minnesota's resident population grew at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.79 percent through 2030 compared to 0.83 percent nationally.

     STRUCTURE OF THE STATE'S ECONOMY. Diversity and a significant natural resource base are two important characteristics of the state's economy.

     At an aggregate level of detail, the structure of the state's economy parallels the structure of the United States economy as a whole. For 2006, state employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state's employment was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state's durable goods employment was concentrated in 2006, as compared to 14.6 percent for the United States as a whole.

     The importance of the state's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the state's non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Over half of the state's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in the state than in the U.S.

     Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, cobalt and peat, which may be utilized in the future.

     EMPLOYMENT GROWTH IN THE STATE. Between 1990 and 2000, Minnesota's employment grew 23.9 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota's non-farm employment declined 0.9 percent compared to a decline of

1.4 percent nationally. In the period from 2003 to 2006, however, Minnesota's non-farm employment grew 2.8 percent compared with 4.7 percent nationally.

     PERFORMANCE OF THE STATE'S ECONOMY. Since 1990, state per capita personal income has been within ten percentage points of national per capita personal income. The state's per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of the national average.

     During 2005 and 2006, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota's unemployment rate averaged 4.0 percent, as compared to the national average of
4.6 percent.

     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.


            SPECIAL CONSIDERATIONS AFFECTING WISCONSIN TAX-FREE FUND


     The following information is derived from public information, including from the State of Wisconsin, as of the date of this SAI. The Adviser has not independently verified any of this information.

     The Wisconsin Tax-Free Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin, Guam, Puerto Rico and the Virgin Islands. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound and (3) the issuer's level of debt is reasonable given its financial status.

     While Wisconsin's economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin is currently experiencing a budget deficit. Measures to reduce the deficit may include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local governments and individuals. As a result of Wisconsin's weakened financial condition, rating agencies such as Moody's and Fitch have downgraded the state of Wisconsin's bond rating in the past and may do so again in the future, which results in higher interest rates payable with respect to the state of Wisconsin bonds.

     Wisconsin's economy is concentrated primarily in the dairy products, motor vehicles, paper products and small engines industries due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.

     Wisconsin's total revenue is received from several sources including, among other sources: various taxes levied by the state; intergovernmental revenues (E.G., federal assistance); licenses and permits; charges for goods and services; fines and forfeitures; investment and interest income; and gifts and donations. In fiscal year 2006, the Wisconsin state government received revenues totaling $27.2 billion from all sources, including federal and non-tax revenue. Its expenditures totaled $26.7 billion.

     Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Wisconsin Constitution requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the state legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues or both.

     Wisconsin has experienced, and at fiscal year-end 2006 experienced, a deficit in its general fund. To address this situation, the Secretary of Administration may reallocate at any one time during a fiscal year an amount equal to 5% of the general purpose revenue appropriations. Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority, and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

     Proposed federal budget cuts could also impact Wisconsin's economy because the state may be required to increase support to those parties affected by reductions in federal aid.

     GUAM. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. operations and natural disasters may have a negative impact on Guam's economy.

     PUERTO RICO. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative effect on the overall economy of Puerto Rico.

     VIRGIN ISLANDS. The Virgin Islands are a self-governed territory of the United States and includes St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                           COMPANY OR
                            REGISTRANT/                                                                        INVESTMENT
                             LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------------    -----------------    -----------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for            N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                               1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                 N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended June 30, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED JUNE 30, 2007


                            INTERESTED
                            TRUSTEE                       INDEPENDENT TRUSTEES
                            J. TUCKER   THOMAS S.   PETER G.   OLIVIA     TIMOTHY J.   DONALD C.
FUND                        MORSE       GOHO        GORDON     MITCHELL   PENNY        WILLEKE
California Limited-Term
Tax-Free                     $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
California Tax-Free          $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Colorado Tax-Free            $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Intermediate Tax-Free        $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Minnesota Tax-Free           $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Municipal Bond               $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
National Limited-Term
Tax-Free                     $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
National Tax-Free            $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Short-Term Municipal Bond    $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Ultra Short-Term Municipal
Income                       $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Wisconsin Tax-Free           $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/          $170,000    $184,000    $207,000   $170,000    $170,000    $170,000


------
/1/   Includes Trustee compensation received from other funds within the entire
       Fund Complex (consisting of 149 funds) as of the fiscal year end.


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                            INTERESTED
                            TRUSTEE                                         INDEPENDENT TRUSTEES
                            J. TUCKER        THOMAS S.        PETER G.         OLIVIA C.        TIMOTHY J.       DONALD C.
FUND                        MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
California Limited-Term
Tax-Free                    $0               $0               $0               $0               $0               $0
California Tax-Free         $0               $0               $0               $0               $0               $0
Colorado Tax-Free           $0               $0               $0               $0               $0               $0
Intermediate Tax-Free       $0               $0               $0               $0               $0               $0
Minnesota Tax-Free          $0               $0               $0               $0               $0               $0
Municipal Bond              $0               $0               $0               $0               $0               $0
National Limited-Term
Tax-Free                    $0               $0               $0               $0               $0               $0
National Tax-Free                   D        $0               $0               $0               $0               $0
Short-Term Municipal Bond   $0               $0               $0               $0               $0               $0
Ultra Short-Term Municipal
Income                      $0               $0               $0               $0               $0               $0
Wisconsin Tax-Free          $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                  over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 142 funds as of December 31, 2006).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                      FEE
FUND                                           PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 California Limited-Term Tax-Free Fund        0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 California Tax-Free Fund                     0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 Colorado Tax-Free Fund                       0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 Minnesota Tax-Free Fund                      0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 National Limited-Term Tax-Free Fund          0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 National Tax-Free Fund                       0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%



                                                FEE
FUND                                     EFFECTIVE 4/11/05
 Intermediate Tax-Free Fund        First $500M            0.40%
                                    Next $500M            0.35%
                                     Next $2B             0.30%
                                     Next $2B            0.275%
                                     Over $5B             0.25%
 Municipal Bond Fund               First $500M            0.40%
                                    Next $500M            0.35%
                                     Next $2B             0.30%
                                     Next $2B            0.275%
                                     Over $5B             0.25%

                                                            FEE
FUND                                                 EFFECTIVE 4/11/05
 Short-Term Municipal Bond Fund                First $500M            0.40%
                                                Next $500M            0.35%
                                                 Next $2B             0.30%
                                                 Next $2B            0.275%
                                                 Over $5B             0.25%
 Ultra Short-Term Municipal Income Fund        First $500M            0.40%
                                                Next $500M            0.35%
                                                 Next $2B             0.30%
                                                 Next $2B            0.275%
                                                 Over $5B             0.25%
 Wisconsin Tax-Free Fund                       First $500M            0.40%
                                                Next $500M            0.35%
                                                 Next $2B             0.30%
                                                 Next $2B            0.275%
                                                 Over $5B             0.25%


     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid Funds Management the following advisory fees, and Funds Management waived the indicated amounts:


                                         06/30/07                          06/30/06                  06/30/05
                             FEES          FEES        FEES PAID                    FEES                      FEES
FUND                       INCURRED       WAIVED     AFTER WAIVER   FEES PAID      WAIVED     FEES PAID      WAIVED
California               $  278,442    $  181,065      $  97,377    $113,055    $  204,822    $164,125    $  199,040
Limited-Term Tax-Free
California Tax-Free      $1,939,329    $1,151,333      $ 787,996    $810,610    $1,186,293    $813,565    $1,247,856
Colorado Tax-Free        $  353,445    $  223,996      $$129,449    $129,104    $  231,787    $207,631    $  208,021
Minnesota Tax-Free       $  663,435    $  460,381      $ 203,054    $209,495    $  469,758    $416,489    $  336,094
National Limited-Term    $  367,815       298,872      $  68,943    $ 77,479    $  381,034    $264,729    $  354,328
Tax-Free
National Tax-Free        $1,096,891    $  674,031      $ 422,860    $487,878    $  711,241    $754,713    $  531,930


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005, (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                 PRIOR TO 4/11/05
                                                             ANNUAL RATE
                                                           (AS A PERCENTAGE
FUND                                    BREAKPOINTS         OF NET ASSETS)
 Municipal Bond Fund                    First $4B                0.37%
 Intermediate Tax-Free Fund
                                         Next $2B               0.345%
 Wisconsin Tax-Free Fund
                                         Over $6B                0.32%
 Short-Term Municipal Bond Fund         First $4B                0.25%
                                         Next $2B               0.225%
                                         Over $6B                0.20%

                                                         PRIOR TO 4/11/05
                                                                     ANNUAL RATE
                                                                   (AS A PERCENTAGE
FUND                                            BREAKPOINTS         OF NET ASSETS)
 Ultra Short-Term Municipal Income Fund         First $4B                0.30%
                                                 Next $2B               0.275%
                                                 Over $6B                0.25%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year-ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                                                      6/30/07
                                                                       FEES
                                                         FEES          PAID
                                                        WAIVED       TO WFFM
FUND                                 FEES INCURRED     BY WFFM     AFTER WAIVER
Intermediate Tax-Free                  $  732,960    $  732,960     $       0
Municipal Bond                         $1,513,982    $1,330,398     $$183,584
Short-Term Municipal Bond              $2,516,225    $2,516,225     $       0
Ultra Short-Term Municipal Income      $1,893,064    $1,893,064     $       0
Wisconsin Tax-Free                     $  268,355    $  268,355     $       0

                            6/30/06              1/1/05 TO 6/30/05      11/1/04 TO 12/31/04          10/31/04
                       FEES         FEES          FEES         FEES        FEES       FEES         FEES        FEES
                     PAID TO       WAIVED       PAID TO       WAIVED     PAID TO     WAIVED      PAID TO      WAIVED
FUND                   WFFM       BY WFFM         WFFM       BY WFFM       SCM       BY SCM        SCM        BY SCM
Intermediate        $      0    $  328,339    $        0    $150,797    $      0    $48,281    $  146,953    $ 3,432
Tax-Free
Municipal Bond      $186,334    $1,336,483    $  303,068    $329,708    $ 99,515    $11,930    $  625,380    $33,850
Short-Term          $      0    $2,596,559    $  377,768    $765,922    $203,026    $10,908    $1,245,096    $38,898
Municipal Bond
Ultra Short-Term    $      0    $2,511,518    $1,198,362    $768,627    $557,703    $23,742    $4,312,904    $89,104
Municipal
Income
Wisconsin           $      0    $  234,134    $        0    $129,179    $      0    $63,238    $  150,321    $56,621
Tax-Free

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND                                                   FEE
 California Limited-Term Tax-Free         First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 California Tax-Free                      First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Colorado Tax-Free                        First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Intermediate Tax-Free                    First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Minnesota Tax-Free                       First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Municipal Bond                           First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 National Limited-Term Tax-Free           First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 National Tax-Free                        First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Short-Term Municipal Bond                First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 Ultra Short-Term Municipal Income        First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 Wisconsin Tax-Free                       First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor portfolio's average daily net assets.

FUND                                            SUB-ADVISER              SUB-ADVISORY FEES
 Intermediate Tax-Free Fund                    Wells Capital       First $400M             0.20%
 Municipal Bond Fund                             Management         Next $400M            0.175%
 Short-Term Municipal Bond Fund                                     Over $800M             0.15%
 Ultra Short-Term Municipal Income Fund
 Wisconsin Tax-Free Fund

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of June 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                                     SUB-ADVISER                 PORTFOLIO MANAGERS
---------------------------------------- --------------------------  ---------------------------
California Limited-Term Tax-Free Fund    Wells Capital Management    Stephen J. Galiani
                                                                     Julio C. Bonilla, CFA
California Tax-Free Fund                 Wells Capital Management    Stephen J. Galiani
Colorado Tax-Free Fund                   Wells Capital Management    Stephen J. Galiani
                                                                     Adrian Van Poppel
Intermediate Tax-Free Fund               Wells Capital Management    Lyle J. Fitterer, CFA, CPA
Municipal Bond Fund
Minnesota Tax-Free Fund                  Wells Capital Management    Adrian Van Poppel
                                                                     Wendy Casetta
National Limited-Term Tax-Free Fund      Wells Capital Management    Lyle J. Fitterer, CFA, CPA
National Tax-Free Fund                   Wells Capital Management    Lyle J. Fitterer, CFA, CPA
Short-Term Municipal Bond Fund           Wells Capital Management    Wendy Casetta
                                                                     Lyle J. Fitterer, CFA, CPA
Ultra Short-Term Municipal Income Fund   Wells Capital Management    Julio C. Bonilla, CFA
                                                                     Wendy Casetta
                                                                     Lyle J. Fitterer, CFA, CPA
Wisconsin Tax-Free Fund                  Wells Capital Management    Lyle J. Fitterer, CFA, CPA
                                                                     Thomas Stoeckmann


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER      TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
WELLS CAPITAL MANAGEMENT
 Julio C. Bonilla, CFA            0      $0            1        $ 66M      28        $ 1.00B
 Wendy Casetta                    0      $0            0        $   0       0        $     0
 Lyle J. Fitterer, CFA, CPA       0      $0            1        $142M      26        $ 1.15B
 Stephen J. Galiani               0      $0            4        $701M      12        $  352M
 Thomas Stoeckmann                0      $0            0        $   0       0        $     0
 Adrian Van Poppel                0      $0            2        $154M      119       $  100M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:


     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                  FUND                                    BENEFICIAL OWNERSHIP
 WELLS CAPITAL MANAGEMENT
 Julio Bonilla, CFA                California Limited-Term Tax-Free        $       0
                                   Ultra Short-Term Municipal              $
                                   Income
 Wendy Casetta                     Short-Term Municipal Bond               $       0
                                   Ultra Short-Term Municipal              $1-10,000
                                   Income
 Lyle J. Fitterer, CFA, CPA        Intermediate Tax-Free                   $       0
                                   Municipal Bond                          $       0
                                   National Limited-Term Tax-Free          $       0
                                   National Tax-Free                       $       0

PORTFOLIO MANAGER          FUND                                    BENEFICIAL OWNERSHIP
                           Short-Term Municipal Bond               $             0
                           Ultra Short-Term Municipal              $             0
                           Income
                           Wisconsin Tax-Free                      $             0
 Stephen J. Galiani        California Limited-Term Tax-Free        $10,001-$50,000
                           California Tax-Free                     $     1-$10,000
                           Colorado Tax-Free                       $             0
 Thomas Stoeckmann         Wisconsin Tax-Free                      $             0
 Adrian Van Poppel         Colorado Tax-Free                       $             0
                           Minnesota Tax-Free                      $             0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                        CLASS-LEVEL
                                   FUND-LEVEL ADMIN. FEE/1/              ADMIN. FEE                TOTAL ADMIN. FEE
                                                        (% OF              (% OF                                    (% OF
                                AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY        AVERAGE DAILY       AVERAGE DAILY
SHARE CLASS                      NET ASSETS          NET ASSETS)        NET ASSETS)          NET ASSETS          NET ASSETS)
 ALL FUNDS
 Class A, Class B,           First $5 billion            0.05%              0.28%        First $5 billion            0.33%
 Class C and                  Next $5 billion            0.04%                            Next $5 billion            0.32%
 Advisor Class               Over $10 billion            0.03%                           Over $10 billion            0.31%
 Administrator               First $5 billion            0.05%              0.10%        First $5 billion            0.15%
 Class/2/                     Next $5 billion            0.04%                            Next $5 billion            0.14%
                             Over $10 billion            0.03%                           Over $10 billion            0.13%
 Institutional Class/3/      First $5 billion            0.05%              0.08%        First $5 billion            0.13%
                              Next $5 billion            0.04%                            Next $5 billion            0.12%
                             Over $10 billion            0.03%                           Over $10 billion            0.11%
 Investor Class and          First $5 billion            0.05%              0.40%        First $5 billion            0.45%
 Class Z/4/                   Next $5 billion            0.04%                            Next $5 billion            0.44%
                             Over $10 billion            0.03%                           Over $10 billion            0.43%


/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund-level administration fee of 0.05% of average daily net assets.
/2/   Prior to April 11, 2005, the class-level fee was 0.20%.

/3/   Prior to April 11, 2005, the class-level fee was 0.10%.
4   Effective November 1, 2007, the class level administration fee for the
       Investor Class and Class Z was reduced by 0.050% as shown in the table.

     Administration Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid administration fees as indicated below. The table does not contain information on Class C shares of the Colorado Tax-Free Fund because this class of shares did not commence operations until March 31, 2008.


                                                           YEAR ENDED 6/30/07
                                                               FUNDS MGMT
                                                                           ADMINISTRATIVE
                                                 ADMINISTRATIVE                 FEES
                                                      FEES                   PAID AFTER
FUND                                                INCURRED      WAIVER       WAIVER
California Limited-Term Tax-Free (Fund Level)       $ 34,805        $0        $ 34,805
 Class A                                            $115,007        $0        $115,007
 Class C                                            $ 16,341        $0        $ 16,341
 Administrator Class                                $ 22,701        $0        $ 22,701

                                                         YEAR ENDED 6/30/07
                                                             FUNDS MGMT
                                                                         ADMINISTRATIVE
                                               ADMINISTRATIVE                 FEES
                                                    FEES                   PAID AFTER
FUND                                              INCURRED      WAIVER       WAIVER
California Tax-Free (Fund Level)                 $  242,416       $0       $  242,416
 Class A                                         $1,002,140       $0       $1,002,140
 Class B                                         $  140,619       $0       $  140,619
 Class C                                         $   81,864       $0       $   81,864
 Administrator Class                             $   47,467       $0       $   47,467
Colorado Tax-Free (Fund Level)                   $   44,181       $0       $   44,181
 Class A                                         $  131,605       $0       $  131,605
 Class B                                         $   20,117       $0       $   20,117
 Administrator Class                             $   34,175       $0       $   34,175
Minnesota Tax-Free (Fund Level)                  $   82,929       $0       $   82,929
 Class A                                         $  109,148       $0       $  109,148
 Class B                                         $   21,787       $0       $   21,787
 Class C                                         $    2,458       $0       $    2,458
 Class Z                                         $   17,063       $0       $   17,063
 Administrator Class                             $  114,427       $0       $  114,427
National Limited-Term Tax-Free (Fund Level)      $   45,977       $0       $   45,977
 Class A                                         $    7,364       $0       $    7,364
 Class B                                         $    1,165       $0       $    1,165
 Class C                                         $    1,943       $0       $    1,943
 Administrator Class                             $   88,213       $0       $   88,213
National Tax-Free (Fund Level)                   $  137,111       $0       $  137,111
 Class A                                         $  260,630       $0       $  260,630
 Class B                                         $   47,108       $0       $   47,108
 Class C                                         $   19,655       $0       $   19,655
 Administrator Class                             $  157,297       $0       $  157,297


                                                      YEAR ENDED         YEAR ENDED
                                                        6/30/06           6/30/05
FUND                                                  FUNDS MGMT         FUNDS MGMT
California Limited-Term Tax-Free (Fund Level)         $   39,734        $   45,396
 Class A                                              $  129,548        $  166,165
 Class C                                              $   24,584        $   31,743
 Administrator Class                                  $   24,422        $   35,224
California Tax-Free (Fund Level)                      $  249,669        $  258,634
 Class A                                              $1,022,850        $1,026,400
 Class B                                              $  167,264        $  219,177
 Class C                                              $   85,857        $   92,088
 Administrator Class                                  $   43,634        $   69,259
Colorado Tax-Free (Fund Level)                        $   45,111        $   51,957
 Class A                                              $  130,896        $  151,815
 Class B                                              $   24,208        $   28,100
 Administrator Class                                  $   34,829        $   71,260
Minnesota Tax-Free (Fund Level)                       $   84,907        $   94,073
 Class A                                              $  103,304        $  108,839
 Class B                                              $   28,322        $   36,170
 Class C                                              $    1,310        $      248

                                                    YEAR ENDED        YEAR ENDED
                                                      6/30/06           6/30/05
FUND                                                FUNDS MGMT        FUNDS MGMT
 Class Z                                             $ 19,717          $  4,559
 Administrator Class                                 $117,955          $241,861
National Limited-Term Tax-Free (Fund Level)          $ 57,314          $ 77,382
 Class A                                             $  8,586          $  6,355
 Class B                                             $  1,941          $  2,048
 Class C                                             $  3,424          $  1,923
 Administrator Class                                 $109,646          $273,924
National Tax-Free (Fund Level)                       $149,890          $160,830
 Class A                                             $284,780          $284,590
 Class B                                             $284,780          $ 78,685
 Class C                                             $ 60,266          $ 25,260
 Administrator Class                                 $168,647          $326,768


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of the certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the average daily net assets attributable to the predecessor share classes as follows:

CLASS                                                         FEE PRIOR TO 4/11/05
       Class C                                                        0.28%
       Institutional Class Shares                                     0.02%
       Investor Class and Advisor Class Shares for                    0.33%
       Ultra Short-Term Municipal Income Fund
       Investor Class for Intermediate Tax-Free Bond,                 0.28%
       Municipal Bond, Short-Term Municipal Bond and
       Wisconsin Tax-Free Funds


     The table below shows the administrative fees paid by either the following Funds or their predecessor portfolios to the respective administrator shown below. Class A and Class C shares of the Intermediate Tax-Free Fund incepted on July 31, 2007 and are not included. Further, the table does not contain information on Class A shares of the Wisconsin Tax-Free Fund, Class C shares of the Ultra Short-Term Municipal Income Fund, Administrator Class and Institutional Class shares of the Intermediate Tax-Free Fund, and Institutional Class shares of the Municipal Bond Fund and Short-Term Municipal Bond Fund, because these classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class A shares of the Short-Term Municipal Bond Fund because this class of shares is not expected to commence operations until after the closing of the proposed reorganization.


                                                  YEAR ENDED
                                                   6/30/07
                                                     WFFM
                             ADMINISTRATIVE                         ADMINISTRATIVE
                                  FEES                                FEES PAID
FUND                            INCURRED             WAIVER          AFTER WAIVER
INTERMEDIATE TAX-FREE
 Investor Class                 $916,199           $142,683            $773,516
MUNICIPAL BOND
 Fund Level                     $189,248           $      0            $189,248
 Class A                        $370,028           $      0            $370,028
 Class B                        $ 29,485           $      0            $ 29,485
 Class C                        $  5,813           $      0            $  5,813
 Administrator Class            $ 16,674           $      0            $ 16,674

                                                  YEAR ENDED
                                                   6/30/07
                                                     WFFM
                             ADMINISTRATIVE                         ADMINISTRATIVE
                                  FEES                                FEES PAID
FUND                            INCURRED             WAIVER          AFTER WAIVER
 Investor Class                $  976,781          $      0           $  976,781
SHORT-TERM MUNICIPAL BOND
 Fund Level                    $  323,845          $323,845           $        0
 Investor Class                $2,576,717          $288,058           $2,288,659
 Class C                       $    8,073          $  1,570           $    6,503
ULTRA SHORT-TERM MUNICIPAL INCOME
 Fund Level                    $  236,969          $236,969           $        0
 Investor Class                $1,698,803          $ 41,515           $1,657,288
 Advisor Class                 $   33,157          $  1,302           $   31,855
 Institutional Class           $   67,668          $  9,302           $   58,366
WISCONSIN TAX-FREE
 Fund Level                    $   33,544          $ 33,544           $        0
 Investor Class                $  286,181          $ 58,691           $  227,490
 Class C                       $    9,780          $  3,223           $    6,557

                         YEAR ENDED   4/11/05 TO         11/1/04 TO               YEAR ENDED
                          6/30/06       6/30/05           4/10/05                  10/31/04
                            FEES         FEES         FEES        FEES         FEES         FEES
                          PAID TO       PAID TO     PAID TO     WAIVED BY     PAID TO     WAIVED BY
FUND                        WFFM         WFFM         SIS          SIS          SIS          SIS
INTERMEDIATE TAX-FREE
 Investor Class         $  275,830    $   66,384   $ 21,605      $18,513    $        0    $113,805
MUNICIPAL BOND
 Fund Level             $  190,352    $   42,537     N/A          N/A          N/A          N/A
 Class A                $  386,557    $   88,352     N/A          N/A          N/A          N/A
 Class B                $   51,403    $   14,400     N/A          N/A          N/A          N/A
 Class C                $    5,629    $    1,229     N/A          N/A          N/A          N/A
 Administrator Class    $   17,029    $    4,211     N/A          N/A          N/A          N/A
 Investor Class         $  923,626    $  513,275   $ 89,156      $     0    $  527,384    $      0
SHORT-TERM MUNICIPAL BOND
 Fund Level                N/A           N/A         N/A          N/A          N/A          N/A
 Investor Class         $2,368,912    $1,353,046   $236,082      $     0    $1,425,687    $      0
 Class C                $   11,626    $   19,739   $  3,524      $     0    $   12,386    $      0
ULTRA SHORT-TERM MUNICIPAL INCOME
 Fund Level             $   77,886    $   86,088     N/A          N/A          N/A          N/A
 Investor Class         $2,182,072    $1,831,824   $468,100      $     0    $3,454,439    $      0
 Advisor Class          $   44,879    $   85,469   $ 20,665      $     0    $  165,641    $      0
 Institutional Class    $2,182,072    $   60,745   $  9,141      $     0    $   74,069    $      0
WISCONSIN TAX-FREE
 Fund Level                N/A           N/A         N/A          N/A          N/A          N/A
 Investor Class         $  146,340    $   24,717   $ 23,330      $98,339    $        0    $149,585
 Class C                $    2,551    $    1,274   $  1,117      $ 5,067    $    7,019    $      0

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     For the fiscal year ended June 30, 2007, the Funds paid the Distributor the following fees for distribution-related services. The table does not contain information on Class C shares for the Intermediate Tax-Free Fund because that class of shares did not commence operations until July 31, 2007. Further, the table does not contain information on Class C shares of the Ultra Short-Term Municipal Income Fund and Colorado Tax-Free Fund because these classes did not commence operations until March 31, 2008.


                               DISTRIBUTION FEES

                                                                PRINTING,   COMPENSATION   COMPENSATION
                                                                MAILING &        TO             TO
FUND/CLASS                              TOTAL    ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DLRS     OTHER*
 CALIFORNIA LIMITED-TERM TAX-FREE
  Class C                             $ 43,771        $0           $0         $ 25,904       $17,867     $      0
 CALIFORNIA TAX-FREE
  Class B                             $376,659        $0           $0         $      0       $     0     $376,659
  Class C                             $219,278        $0           $0         $156,442       $62,836     $      0
 COLORADO TAX-FREE
  Class B                             $ 53,885        $0           $0         $      0       $     0     $ 53,885
 MINNESOTA TAX-FREE FUND
  Class B                             $ 58,357        $0           $0         $      0       $     0     $ 58,357
  Class C                             $  6,584        $0           $0         $  4,899       $ 1,685     $      0
 MUNICIPAL BOND FUND
  Class B                             $ 78,978        $0           $0         $      0       $     0     $ 78,978
  Class C                             $ 15,571        $0           $0         $  2,396       $13,175     $      0
 NATIONAL LIMITED-TERM TAX-FREE FUND
  Class B                             $  3,121        $0           $0         $      0       $     0     $  3,121
  Class C                             $  5,205        $            $          $  4,031       $ 1,174     $      0
 NATIONAL TAX-FREE FUND
  Class B                             $126,181        $0           $0         $      0       $     0     $126,181

                                                 PRINTING,      COMPENSATION      COMPENSATION
                                                 MAILING &           TO                TO
FUND/CLASS         TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS       BROKER/DLRS      OTHER*
  Class C        $52,646            $0              $0             $27,953           $24,693          $0
 SHORT-TERM MUNICIPAL BOND FUND
  Class C        $26,324            $0              $0             $22,910           $ 3,414          $0
 WISCONSIN TAX-FREE FUND
  Class C        $26,196            $0              $0             $24,198           $ 1,998          $0

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/
     dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of all Funds was as follows:

         YEAR ENDED                      YEAR ENDED                 APRIL 11, 2005 -
          6/30/07                         6/30/06                    JUNE 30, 2005
     PAID          RETAINED          PAID         RETAINED         PAID         RETAINED
 $  184,961         $5,344        $215,778         $7,947        $15,736        $15,736

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds), on a continuous basis. For the Funds' past three fiscal years (except the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds), the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:

JULY 1, 2004- APRIL 10, 2005                06/30/04
    PAID           RETAINED           PAID           RETAINED
 $  56,653         $56,653         $853,262         $136,728

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds. For the period November 1, 2004 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was as follows:

 NOVEMBER 1, 2004 - APRIL
            10,
           2005
    PAID          RETAINED
 $  4,699         $4,699

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     The dealer reallowance for Class A share purchases for all Funds except the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund, is as follows:


                               FRONT-END SALES        FRONT-END SALES            DEALER
                                 CHARGE AS %            CHARGE AS %           REALLOWANCE
                                  OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE              OFFERING PRICE            INVESTED           OFFERING PRICE
Less than $50,000                    4.50%                  4.71%                 4.00%
$50,000 to $99,999                   4.00%                  4.17%                 3.50%
$100,000 to $249,999                 3.50%                  3.63%                 3.00%
$250,000 to $499,999                 2.50%                  2.56%                 2.25%
$500,000 to $999,999                 2.00%                  2.04%                 1.75%
$1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 1.00%
       contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within 18 months of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for Class A share purchases of the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund, and the Short-Term Municipal Bond Fund is as follows:


                               FRONT-END SALES        FRONT-END SALES            DEALER
                                 CHARGE AS %            CHARGE AS %           REALLOWANCE
                                  OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE              OFFERING PRICE            INVESTED           OFFERING PRICE
Less than $50,000                    3.00%                  3.09%                 2.50%
$50,000 to $99,999                   2.50%                  2.56%                 2.00%
$100,000 to $249,999                 2.00%                  2.04%                 1.75%
$250,000 to $499,999                 1.50%                  1.52%                 1.25%
$500,000 to $999,999                 1.00%                  1.01%                 0.75%
$1,000,000 and over/1/               0.00%                  0.00%                 0.50%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50%
       contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within 18 months of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders, except Advisor Class shareholders,
------------------------
with an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account.

Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

  o Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including:

     o Corporations and their subsidiaries;

     o General and limited partners; and

     o Other business entities under common ownership or control.

  o Shareholder accounts that share a common tax identification number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

  o All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.

     Investors Eligible to Acquire Class A Shares of the Short-Term Municipal
     ------------------------------------------------------------------------
Bond Fund. Class A shares of the Short-Term Municipal Bond Fund are initially
---------
offered solely to shareholders who are eligible to receive such shares in exchange for their Administrator Class, Class A or Class B shares of the National Limited-Term Tax-Free Fund as a result of the proposed reorganization of such fund into the Short-Term Municipal Bond Fund. Currently, Class A shares of the Short-Term Municipal Bond Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, and thereafter to any other investors, which, if duly approved, is expected to occur on July 18, 2008. Thereafter, Class A shares of the Short-Term Municipal Bond Fund will be available for investment to any other investors.


     Additional Investors Eligible to Purchase Class Z Shares of the
     ---------------------------------------------------------------
Minnesota-Tax Free Fund ("Class Z shares"):
-------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.

While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:


                                              JUNE 30,        JUNE 30,
FUND                                            2007            2006
California Limited-Term Tax Free Fund             80%            82%
California Tax-Free Fund                          49%            48%
Colorado Tax-Free Fund                            21%            23%
Intermediate Tax-Free Fund                        78%           102%
Minnesota Tax-Free Fund                           19%            20%
Municipal Bond Fund                              107%           136%
National Limited-Term Tax-Free Fund               77%            69%

                                                 JUNE 30,         JUNE 30,
FUND                                               2007             2006
National Tax-Free Fund                              84%               85%
Short-Term Municipal Bond Fund                     126%              129%
Ultra Short-Term Municipal Income Fund             123%              128%
Wisconsin Tax-Free Fund                             51%/1/           111%


/1/   The Wisconsin Tax-Free Fund experienced a decrease in turnover rate for the fiscal year ended June 30, 2007, due to a reduction in the issuance of Wisconsin double tax-exempt paper.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      TOTAL BROKERAGE COMMISSIONS PAID/1/

FUND                                      6/30/07          6/30/06          6/30/05
 California Limited-Term Tax-Free            $0          $        0         $1,050
 California Tax-Free                         $0          $13,801/2/         $    0

/1/   No commissions were paid to affiliated brokers.
/2/   The commission occurred from the sale of closed-end municipal bond funds.

     Former Strong Funds. For the fiscal year ends listed below, the Funds or
     -------------------
the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      TOTAL BROKERAGE COMMISSIONS PAID/1/

                                           YEAR ENDED        YEAR ENDED        PERIOD ENDED
FUND                                         6/30/07           6/30/06           6/30/05
 Colorado Tax-Free                         $   2,999         $ 3,652/2/           $    0
 Intermediate Tax-Free                     $   4,275         $    2,549           $4,466
 Municipal Bond                            $  10,125         $    7,679           $5,419
 Short-Term Municipal Bond                 $  12,872         $11,813/3/           $4,633
 Ultra Short-Term Municipal Income         $   2,747         $ 5,446/3/           $3,328
 Wisconsin Tax-Free                        $1,089/4/         $ 2,206/3/           $  829

/1/   No commissions were paid to affiliated brokers.
/2/   The Colorado Tax-Free Fund paid commissions as a result of opening up the
       Fund to using futures and from the sale of several long-held closed-end funds.
/3/   The Short-Term Municipal Fund, Ultra-Short-Term Municipal Income Fund and
       the Wisconsin Tax-Free Fund paid increased commissions in this fiscal period due to market volatility, tax management issues, and an increase in futures market activity.
/4/   The reduction in brokerage commissions from the previous year was due to a decrease in the use of futures.

     Directed Brokerage Transactions. For the fiscal year ended June 30, 2007,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     As of June 30, 2007, none of the Funds held securities of their regular broker-dealers.

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets.

General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California, Colorado, Minnesota, and Wisconsin taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of June 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                                                          CAPITAL LOSS CARRY-
FUND                                       YEAR EXPIRES      FORWARDS ($)
       California Limited-Term Tax-Free Fu    2015            $  260,672
       Colorado Tax-Free Fund                 2012            $    6,503
       Municipal Bond Fund                    2008            $4,396,918
       2                                      010             $2,807,759
       National Limited-Term Tax-Free Fund    2009            $  554,191
       2                                      014             $   61,116
       2                                      015             $  526,856
       National Tax-Free Fund                 2008            $3,892,239
       2                                      009             $  157,637
       2                                      012             $  267,373
       2                                      013             $  511,385

                                                           CAPITAL LOSS CARRY-
FUND                                        YEAR EXPIRES      FORWARDS ($)
       Short-Term Municipal Bond Fund          2008            $   146,332
                                               2009            $ 4,862,997
                                               2010            $ 1,445,980
                                               2013            $ 3,388,674
                                               2015            $   464,118
       Ultra Short-Term Municipal Income Fu    2008            $ 2,909,524
       2                                       010             $41,943,778
       2                                       011             $ 2,733,995
       2                                       014             $25,349,055
       2                                       015             $ 2,105,019


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Although the Funds are not prohibited from investing directly or indirectly in residual interests in real estate mortgage conduits ("REMICs") or in taxable mortgage pools, currently the Funds do not anticipate making any such investments. However, if a Fund makes any such investment, adverse tax consequences may result.

     Although the Funds are not prohibited from making foreign investments, currently the Funds do not anticipate making any significant foreign investments. However, if a Fund acquires any equity interest in a passive foreign investment company ("PFIC"), adverse tax consequences may result.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.


     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners. A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom the Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). This federal income tax withholding generally will not apply to exempt-interest dividends (defined below) from a Fund. Moreover, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Certain tax provisions that gave foreign shareholders favorable treatment with respect to "interest-related dividends" and "short-term capital gain dividends" recently expired (please refer to the two preceding paragraphs that reference a January 1, 2008 date). Although legislation was proposed to extend the application of those provisions, as of the date of this SAI it is unclear whether the legislation will be enacted.


     Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of the Funds may not be suitable for tax-deferred retirement and other tax-advantaged plans and accounts since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of certain distributions from the Funds (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Shares of the Funds may not be suitable for
     -----------------------
tax-exempt institutions since such institutions generally would not benefit from the exempt status of distributions from the Funds (discussed below). Tax-exempt institutions should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares. Under current law, the Funds serve to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

     In addition, special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Although currently the Funds do not anticipate making any such investments, the Funds are not prohibited from doing so. CRTs are urged to consult their own tax advisers concerning the consequences of investing in a Fund.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Additional Considerations for the Funds. If at least 50% of the value of a RIC's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from federal income tax under
Section 103 of the Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly designated as such in a written notice mailed to its shareholders.

     Although exempt-interest dividends are generally exempt from federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. The U.S. Supreme Court recently granted review of a Kentucky appellate court decision that calls into question the tax treatment of municipal bonds in more than 40 states. If the U.S. Supreme Court upholds the appellate court ruling, states will no longer be permitted to exempt the interest from their own bonds while taxing the interest on bonds issued out-of-state. Such a ruling could undermine the primary benefit of investing in a single-state municipal bond RIC and, depending in part on how states respond to such a ruling, could negatively impact the value of municipal bond RICs in general. The U.S. Supreme Court is expected to hear oral arguments sometime during the court term that began October 2007.

     No later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, an investment in a Fund may result in liability for federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the federal AMT. Tax preference items include tax-exempt interest on "private activity bonds." To the extent a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Fund's expenses in computing their federal AMT. In addition, exempt-interest dividends paid by a Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult own their own tax advisers.

     The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from federal income tax in fact meet the requirements for such exemption. Ordinarily, the Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Fund's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

     A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

     Distributions of a Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

     Additional Considerations for the California Limited-Term Tax-Free Fund
     ----------------------------------
and California Tax-Free Fund ("California Funds"). If, at the close of each
                           ----------------------
quarter of its taxable year, at least 50% of the value of the total assets of a RIC consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made by the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California individual income tax law.

     In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" may be applicable for California income tax purposes. Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.

     The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California tax situation, in general.

     Additional Considerations for the Colorado Tax-Free Fund. Individuals,
     --------------------------------------------------------
trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest dividends under
Section 852(b)(5) of the Code and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal taxable income. All other distributions, including distributions attributable to capital gain, generally will be subject to the Colorado individual and corporate income taxes.

     Shareholders of the Colorado Tax-Free Fund should consult their own tax advisers about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

     Additional Considerations for the Minnesota Tax-Free Fund ("Minnesota
     ---------------------------------------------------------------------
Fund"). Shareholders of the Minnesota Fund, who are individuals, estates, or
------
trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. The Minnesota Fund intends to meet this 95% threshold, but no assurance can be provided that it will. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that Kentucky's exemption of interest on its own obligations and those of its political subdivisions unlawfully discriminates against interstate commerce. The United States Supreme Court recently granted certiorari to consider the appeal of the Davis decision. If the United States Supreme Court affirms the Davis decision, it is likely that Minnesota's tax treatment of state and local government obligations would also be held to be unconstitutional. If a court were to hold that Minnesota's treatment of state and local government obligations unlawfully discriminates against interstate commerce, the court would have to decide upon a remedy for the tax years at issue in the case. Even if the remedy applied to those and other years preceding the decision were to exempt the interest from other states' obligations interest rather than to tax the interest on Minnesota obligations, application of the 1995 statute to subsequent years could cause interest on the obligations to become taxable by Minnesota and the market value of such obligations to decline.

     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.


     Additional Considerations for the Wisconsin Tax-Free Fund. Shareholders of
     ---------------------------------------------------------
the Wisconsin Tax-Free Fund who are subject to Wisconsin income tax generally will not be subject to such tax on distributions from the Wisconsin Tax-Free Fund to the extent the distributions are of Wisconsin exempt interest income. Wisconsin exempt interest income generally includes interest from:


     1. public housing authority bonds issued by municipalities located in Wisconsin;

     2.   Wisconsin Housing Finance Authority bonds;

     3.   Wisconsin municipal redevelopment authority bonds;

     4.   Wisconsin higher education bonds;

     5. Wisconsin Housing and Economic Development Authority bonds issued on or after December 11,2003, if the bonds are issued to fund multifamily affordable housing projects or elderly housing projects;

     6. Wisconsin Housing and Economic Development Authority bonds issued before January 29, 1987, except business development revenue bonds, economic development revenue bonds, and Community Housing Alternatives Program housing revenue bonds;

     7. certain Wisconsin Housing and Economic Development Authority bonds used to fund an economic development loan to finance construction, renovation, or development of property that would be exempt from property taxes as a professional sports or entertainment home stadium;

     8. public housing agency bonds issued before January 29, 1987, by agencies located outside Wisconsin where the interest therefrom qualifies for exemption from federal taxation for a reason other than or in addition to section 103 of the Internal Revenue Code;

     9.   local exposition district bonds;

     10.   local professional baseball park district bonds;

     11. bonds issued by the Government of Puerto Rico, Guam, the Virgin Islands or, for bonds issued after October 16, 2004, the Government of American Samoa;

     12.   local cultural arts district bonds;

     13.   local professional football stadium district bonds;

     14. certain District of Columbia general obligation bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income for a reason other than or in addition to section 103 of the Internal Revenue Code;

     15. certain Virgin Islands Housing Authority bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income for a reason other than or in addition to section 103 of the Internal Revenue Code;

     16.   certain United States obligations;

     17. other obligations the interest on which federal law prohibits the states from taxing;

     18. certain stripped general obligation bond certificates attributable to certain District of Columbia general obligation bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income taxation under Section 1286 of the Internal Revenue Code and D.C. Code Ann. 47-332; and

     19. certain Wisconsin Housing and Economic Development Authority bonds issued to fund a loan under former section 234.935 of the Wisconsin statutes.

     Other distributions from the Wisconsin Tax-Free Fund generally will be subject to Wisconsin income tax.

     This section is not intended to be a complete discussion of the state and local tax consequences of investing in the Wisconsin Tax-Free Fund. Shareholders of the Wisconsin Tax-Free Fund should consult their own tax advisers about the state and local tax consequences of their investment in the Wisconsin Tax-Free Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                       5% OWNERSHIP AS OF MARCH 10, 2008

     The table does not contain information on Class A shares of the Wisconsin Tax-Free Fund; Class C shares of the Ultra Short-Term Municipal Income Fund and the Colorado Tax-Free Fund; Administrator Class and Institutional Class shares of the Intermediate Tax-Free Fund; and Institutional Class shares of the Municipal Bond Fund and Short-Term Municipal Bond Fund because these classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class A shares of the Short-Term Municipal Bond Fund because this class of shares is not expected to commence operations until after the closing of the proposed reorganization.



FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
CALIFORNIA LIMITED-TERM TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                    29.10%
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BROKERAGE SERVICES, LLC             9.24%
                            FBO
                            NORTHSTAR BUILDING EAST - 9TH FLOOR
                            608 SECOND AVENUE, SOUTH
                            MINNEAPOLIS MN 55402-1916
                            MLPF&S FOR THE SOLE BENEFIT                     8.18%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                     7.50%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            PFPC BROKERAGE SERVICES                         6.77%
                            FBO WELLS FARGO
                            ATTN: ROBERT BERTUCCI
                            420 MONTGOMERY ST 5TH FL
                            MAC A0101-058
                            SAN FRANCISCO CA 94104-1207
 Class C                    MLPF&S FOR THE SOLE BENEFIT                    11.65%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            CHARLES SCHWAB & CO INC                         8.44%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                     7.92%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA, FBO                       70.56%
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA, FBO                     5.72%
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
CALIFORNIA TAX-FREE
 Class A                    NONE                                        NONE
 Class B                    NONE                                        NONE
 Class C                    MLPF&S FOR THE SOLE BENEFIT                  6.10%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA, FBO                    62.86%
                            WELLS FARGO CA TAX-FREE BD FD CL I
                            ATTN: MUTUAL FUND OPERATIONS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    10.22%
                            WELLS FARGO CA TAX-FREE BD FD CL I
                            ATTN: MUTUAL FUND OPERATIONS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
COLORADO TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                 35.90%
                            COLORADO TAX FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                      9.80%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               7.67%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                  6.38%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                  5.62%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA, FBO                    78.77%
                            COLORADO TAX FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND            NAME AND ADDRESS                          PERCENTAGE
----------      -----------------------------------      -----------
                WELLS FARGO INVESTMENT LLC                   8.34%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
INTERMEDIATE TAX-FREE
 Fund Level     CHARLES SCHWAB & CO INC/2/                  62.50%
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class A        CHARLES SCHWAB & CO INC                     36.31%
                SPECIAL CUSTODY ACCOUNT
                FBO CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
                WELLS FARGO INVESTMENTS LLC                 13.53%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                UBS FINANCIAL SERVICES INC FBO               6.68%
                LEROY E QUIGLEY
                PREFERRED ACCT
                700 ROCKMEAD DR SUITE 216
                KINGWOOD TX 77339-5018
                WELLS FARGO INVESTMENTS LLC                  6.61%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                FIRST CLARING LLC                            5.77%
                JOHN T GILL & RUTH P GILL
                5309 W 105TH ST
                OAK LAWN IL 60453-4629
 Class C        FIRST CLARING LLC                           23.67%
                RICHARD LIPSKY MD
                59 MILL ROAD EXT
                WOODCLIFF LK NJ 07677-8122
                UBS FINANCIAL SERVICES INC. FBO             13.95%
                ARCY HOLDING CORP
                ATTN: CHARLES J MAURER
                PO BOX 112379
                CLEVELAND OH 44111-8379
                AMERICAN ENTERPRISE INVESTMENT              10.22%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                RAYMOND JAMES & ASSOC INC                    8.27%
                FBO FORREST F STANLEY TTEE
                U/A DTD AUG 30, 2000
                FORREST F STANLEY TRUST
                10875 SPERRY RD
                KIRTLAND OH 44094-5176

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
                       UBS FINANCIAL SERVICES INC. FBO              7.44%
                       SILVIA BALSLEW PAGE
                       SILVIA BALSLEW PAGE TRUSTEE
                       JUDSON MANOR APT 520
                       1890 EAST 107TH ST
                       CLEVELAND OH 44106-2235
                       WELLS FARGO INVESTMENT LLC                   6.29%
                       608 SECOND AVENUE SOUTH 8TH FL
                       MINNEAPOLIS MN 55402-1927
                       LPL FINANCIAL SERVICES                       6.07%
                       9785 TOWNE CENTRE DR
                       SAN DIEGO CA 92121-1968
                       ROBERT W BAIRD & CO INC                      5.60%
                       777 EAST WISCONSIN AVENUE
                       MILWAUKEE WI 53202-5300
                       UBS FINANCIAL SERVICES INC. FBO              5.58%
                       RUTH M MAURER TRUST
                       RUTH M MAURER TRUSTEE
                       UAD 12/22/97
                       PO BOX 112379
                       CLEVELAND OH 44111-8379
 Investor Class        CHARLES SCHWAB & CO INC                     64.82%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
MINNESOTA TAX-FREE
 Fund Level            WELLS FARGO BANK NA, FBO/1/                 33.40%
                       MINNESOTA TAX FREE I
                       ATTN: MUTUAL FUND OPS
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
 Class A               CHARLES SCHWAB & CO INC                      9.47%
                       SPECIAL CUSTODY ACCOUNT
                       EXCLUSIVELY FBO THE CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
 Class B               AMERICAN ENTERPRISE INVESTMENT               5.54%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class C               WELLS FARGO INVESTMENTS LLC                 14.43%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       WELLS FARGO INVESTMENTS LLC                  7.50%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       WELLS FARGO INVESTMENTS LLC                  6.25%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
                            AMERICAN ENTERPRISE INVESTMENT              6.21%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 6.17%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
 Class Z                    JOHN E BJORGEN                             10.42%
                            5714 WOODSTOCK AVE
                            GOLDEN VALLEY MN 55422-5024
                            KENNETH D ALLEN &                           6.71%
                            SUSAN B ALLEN JTWROS
                            23040 STRATFORD PL
                            EXCELSIOR MN 55331-3261
                            WELLS FARGO INVESTMENTS LLC                 5.93%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC                 5.47%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
 Administrator Class        WELLS FARGO BANK NA, FBO                   49.37%
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                   26.23%
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    8.98%
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
MUNICIPAL BOND
 Class A                    NONE                                       NONE
 Class B                    NONE                                       NONE
 Class C                    PERSHING LLC                               18.46%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            MERRILL LYNCH PIERCE                       18.42%
                            FENNER & SMITH FOR
                            THE SOLE BENEFIT OF ITS CUSTOMERS
                            ATTN: FUND ADMIN (97BU4)
                            4800 DEERLAKE DR EAST 2ND FL
                            JACKSONVILLE FL 32246-6484
                            FIRST CLEARING LLC                          7.46%
                            DR. MILES E NUDDLEMAN &
                            PATRICIA ANN NUDDLEMAN
                            1825 STERLING PL
                            LIVERMORE CA 94550-6011

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            NFS LLC FEBO                                 6.96%
                            LEE FAMILY TRUST
                            WOON S LEE
                            DOGWOOD LN
                            ALPINE NJ 07620
                            PERSHING LLC                                 5.93%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
 Administrator Class        WELLS FARGO BANK NA FBO                      6.89%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                     18.00%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            PFPC INC                                     7.61%
                            FBO MORNINGSTAR MP CLIENTS
                            760 MOORE RD
                            KING OF PRUSSA PA 19406-1212
NATIONAL LIMITED-TERM TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                 74.90%
                            LIMITED TERM TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                     26.70%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                  9.20%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC                  7.38%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            PERSHING LLC                                 6.79%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            ROBERT W BAIRD & CO INC                      6.33%
                            777 EAST WISCONSIN AVENUE
                            MILWAUKEE WI 53202-5300
 Class B                    WELLS FARGO INVESTMENTS LLC                 60.79%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927

FUND                        NAME AND ADDRESS                        PERCENTAGE
----------------------      ---------------------------------      -----------
                            NFS LLC FEBO                               28.05%
                            WILLIAM T CARCABA
                            JEAN H CARCABA
                            PO BOX 1
                            ST AUGUSTINE FL 32085-0001
                            WELLS FARGO INVESTMENTS LLC                 7.76%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Class C                    WELLS FARGO INVESTMENTS LLC                41.47%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT             21.08%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MLPF&S FOR THE SOLE BENEFIT                14.11%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                13.50%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA, FBO                   78.91%
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    9.23%
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    5.95%
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
NATIONAL TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                45.10%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    NONE                                      NONE
 Class B                    AMERICAN ENTERPRISE INVESTMENT              8.51%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Class C                    MLPF&S FOR THE SOLE BENEFIT                  16.33%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                   5.86%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT                5.17%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA, FBO                     76.07%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                     12.38%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                      6.70%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
SHORT-TERM MUNICIPAL BOND
 Fund Level                 CHARLES SCHWAB & CO INC/2/                   25.20%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class C                    MERRILL LYNCH PIERCE FENNER &                39.74%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            AMERICAN ENTERPRISE INVESTMENT               15.54%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            RAYMOND JAMES & ASSOC INC                     7.31%
                            FBO THE PRINCETON CORPORATION
                            600 PRINCETON PKWY
                            KENTLAND IN 47951-8614
 Investor Class             CHARLES SCHWAB & CO INC                      25.40%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
ULTRA SHORT-TERM MUNICIPAL INCOME
 Advisor Class              CHARLES SCHWAB & CO INC                        53.72%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                     9.97%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            PRUDENTIAL INVESTMENT MGMNT SERVICE             5.70%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            MAIL STOP 5-11-20
                            100 MULBERRY STREET
                            NEWARD NJ 07102-4056
                            WELLS FARGO INVESTMENTS LLC                     5.67%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
 Institutional Class        NATIONAL FINANCIAL SERVICES CORP               56.90%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN: MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            CHARLES SCHWAB & CO INC                        20.11%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            ROBERT W GOMULKIEWICZ &                         7.08%
                            ANDREA J LAIRSON JTWROS
                            20429 NE 66TH CT
                            REDMOND WA 98053-7819
 Investor Class             CHARLES SCHWAB & CO INC                         5.83%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
WISCONSIN TAX-FREE
 Class C                    AMERICAN ENTERPRISE INVESTMENT                 50.00%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            NFS LLC FEBO                                    8.27%
                            DANIEL R JANSSEN
                            CHARLES M JANSSEN
                            610 WINDMILL DR
                            KIMBERLY WI 54136-2136

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
                       WELLS FARGO INVESTMENTS LLC                  6.35%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
 Investor Class        CHARLES SCHWAB & CO INC                     21.67%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151


------
/1/   Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of
       Wells Fargo & Company.
/2/   Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of
       The Charles Schwab Corporation.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended June 30, 2007 and the unaudited financial statements for the semi-annual period ended December 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                  WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND
                    WELLS FARGO ADVANTAGE COMMON STOCK FUND
                    WELLS FARGO ADVANTAGE DISCOVERY FUND/SM/
                   WELLS FARGO ADVANTAGE ENTERPRISE FUND/SM/
                 WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND
                   WELLS FARGO ADVANTAGE MID CAP GROWTH FUND
                   WELLS FARGO ADVANTAGE OPPORTUNITY FUND/SM/
                WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND
                  WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND
               WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND
                   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND
                 WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

                  CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS
     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the C&B Mid Cap Value, Common Stock, Mid Cap Growth, Small Cap Growth, and Small Cap Value Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. The Small Cap Growth Fund, the Small Cap Opportunities Fund and the Small Cap Value Fund are closed to new investors. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class of the C&B Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Opportunities Fund was named the Institutional Class, and the Institutional Class of the C&B Mid Cap Value Fund and the Small Cap Growth Fund was named the Select Class.


                               CLASS     CLASS   CLASS   ADMINISTRATOR   ADVISOR   INSTITUTIONAL   INVESTOR
FUND                        A, B/1/, C     D       Z         CLASS        CLASS        CLASS        CLASS
 C&B Mid Cap Value               o         o                   o                         o
 Common Stock                    o                 o
 Discovery                     o/2/                            o                         o            o
 Enterprise                    o/3/                            o            o            o            o
 Mid Cap Disciplined           o/2/                            o                         o            o
 Mid Cap Growth                  o                 o           o                         o
 Opportunity                   o/3/                            o            o                         o
 Small Cap Disciplined         o/2/                            o                         o            o
 Small Cap Growth                o                 o           o                         o
 Small Cap Opportunities                                       o
 Small Cap Value                 o                 o                                     o
 Small/Mid Cap Value           o/2/                            o                         o            o



/1/   Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus.
/2/   Offers Class A and Class C shares only.
/3/   Offers Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated March 1, 2008, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended October 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
     SMCS/FASAI05 (04/08)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").
     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              16
 Trustees and Officers                                                  16
 Investment Adviser                                                     19
 Investment Sub-Advisers                                                23
 Portfolio Managers                                                     24
 Administrator                                                          29
 Distributor                                                            33
DISTRIBUTION FEES                                                       34
 Shareholder Servicing Agent                                            35
 Custodian                                                              35
 Fund Accountant                                                        36
 Transfer and Distribution Disbursing Agent                             36
 Underwriting Commissions                                               36
 Code of Ethics                                                         36
DETERMINATION OF NET ASSET VALUE                                        37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
PORTFOLIO TRANSACTIONS                                                  42
FUND EXPENSES                                                           46
FEDERAL INCOME TAXES                                                    46
PROXY VOTING POLICIES AND PROCEDURES                                    54
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       55
CAPITAL STOCK                                                           57
OTHER INFORMATION                                                       73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           73
FINANCIAL INFORMATION                                                   73

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Small Cap Opportunities Fund was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; the Mid Cap Growth Fund and Small Cap Growth Fund were created as part of the reorganization of certain of the funds of the Montgomery family of funds into certain of the WELLS FARGO ADVANTAGE FUNDS/SM/. The C&B Mid Cap Value Fund was created as part of the reorganization of the certain portfolios of AIC Trust into certain funds of the Trust. The Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the predecessor portfolio's adviser to "adopt"/support a reorganization of the predecessor portfolio with and into the Fund. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Norwest, Montgomery, C&B and Strong funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS listed below.

WELLS FARGO ADVANTAGE FUND     PREDECESSOR FUND
------------------------------ -----------------------------------------------
C&B Mid Cap Value Fund         C&B Mid Cap Value Portfolio
Common Stock Fund              Strong Advisor Common Stock Fund
Discovery Fund                 Strong Discovery Fund
Enterprise Fund                Strong Enterprise Fund
Mid Cap Disciplined Fund       Strong Mid Cap Disciplined Fund
Mid Cap Growth Fund            Montgomery Mid Cap Fund
Opportunity Fund               Strong Opportunity Fund
Small Cap Disciplined Fund     Strong Small Company Value Fund
Small Cap Growth Fund          Montgomery Small Cap Fund
Small Cap Opportunities Fund   Norwest Advantage Small Cap Opportunities Fund
Small Cap Value Fund           Strong Advisor Small Cap Value Fund
Small/Mid Cap Value Fund       Strong Small/Mid Cap Value Fund

     The C&B MID CAP VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Mid Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Mid Cap Equity Portfolio, which commenced operations on February 18, 1998.

     The COMMON STOCK FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Common Stock Fund, a series of Strong Common Stock Fund, Inc. The predecessor Strong Advisor Common Stock Fund commenced operations on December 29, 1989.

     The DISCOVERY FUND commenced operations on April 11, 2005, as successor to the Strong Discovery Fund, a series of Strong Discovery Fund, Inc. The predecessor Strong Discovery Fund commenced operations on December 31, 1987.

     The ENTERPRISE FUND commenced operations on April 11, 2005, as successor to the Strong Enterprise Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Enterprise Fund commenced operations on September 30, 1998.

     The MID CAP DISCIPLINED FUND commenced operations on April 11, 2005, as successor to the Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Mid Cap Disciplined Fund commenced operations on December 31, 1998.

     The MID CAP GROWTH FUND commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for accounting purposes. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the Mid Cap Fund.

     The OPPORTUNITY FUND commenced operations on April 11, 2005, as successor to the Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Opportunity Fund commenced operations on December 31, 1985.

     The SMALL CAP DISCIPLINED FUND commenced operations on April 11, 2005, as successor to the Strong Small Company Value Fund, a series of Strong Equity Funds II, Inc. The predecessor Strong Small Company Value Fund commenced operations on March 28, 2002.

     The SMALL CAP GROWTH FUND commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund. The predecessor fund commenced operations on July 13, 1990. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Small Cap Growth Fund changed its name from the Montgomery Small Cap Fund to the Small Cap Growth Fund effective April 11, 2005.

     The SMALL CAP OPPORTUNITIES FUND commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The SMALL CAP VALUE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Small Cap Value Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Advisor Small Cap Value Fund commenced operations on December 31, 1997.

     The SMALL/MID CAP VALUE FUND commenced operations on April 11, 2005, as successor to the Strong Small/Mid Cap Value Fund, a series of Strong Equity Funds II, Inc. The predecessor Strong Small/Mid Cap Value Fund commenced operations on March 28, 2002.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depository Receipts
(ADRs) and similar investments, including Canadian Depository Receipts (CDRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


     PARTICIPATION NOTES. The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                           COMPANY OR
                            REGISTRANT/                                                                        INVESTMENT
                             LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------------    -----------------    -----------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for            N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                               1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                 N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.

------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended October 31, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 2007

                           INTERESTED
                            TRUSTEE                      INDEPENDENT TRUSTEES
                           J. TUCKER   THOMAS S.   PETER G.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                         MORSE        GOHO      GORDON     MITCHELL      PENNY      WILLEKE
C&B Mid Cap Value          $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Common Stock               $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Discovery                  $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Enterprise                 $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Mid Cap Disciplined        $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Mid Cap Growth             $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Opportunity                $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small Cap Disciplined      $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small Cap Growth           $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small Cap Opportunities    $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small Cap Value            $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
Small/Mid Cap Value        $  1,225    $  1,332    $  1,493   $  1,225     $  1,225    $  1,225
TOTAL COMPENSATION FROM    $182,500    $198,500    $222,500   $182,500     $182,500    $182,500
THE FUND COMPLEX/1/

------
/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex as of the Funds' fiscal year end (consisting of 149 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007

                           INTERESTED
                           TRUSTEE                                 INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA S.        TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
C&B Mid Cap Value          $0               $0               $      0         $0               $0               $      0
Common Stock               $0               $0               $      0         $0               $0               $      0
                                                             $     1-
Discovery                  $0               $0               $ 10,000         $0               $0               $      0
                                                             $     1-
Enterprise                 $0               $0               $ 10,000         $0               $0               $      0
                                                             $10,000-
Mid Cap Disciplined        $0               $0               $ 50,000         $0               $0               $      0
Mid Cap Growth             $0               $0               $      0         $0               $0               $      0
Opportunity                $0               $0               $      0         $0               $0               $      0
Small Cap Disciplined      $0               $0               $      0         $0               $0               $      0
                                                                                                                $     1-
Small Cap Growth           $0               $0               $      0         $0               $0               $ 10,000
                                                             $     1-                                                 over
Small Cap Opportunities    $0               $0               $ 10,000         $0               $0               $100,000
Small Cap Value            $0               $0               $      0         $0               $0               $      0
                                                             $10,000-
Small/Mid Cap Value        $0               $0               $ 50,000         $0               $0               $      0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 149 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                       FEE
        FUND                    EFFECTIVE 3/1/08
 C&B Mid Cap Value        First $500M         0.75%
                           Next $500M         0.70%
                            Next $2B          0.65%
                            Next $2B         0.625%
                            Over $5B          0.60%

                                             FEE
           FUND                       EFFECTIVE 3/1/08
 Common Stock                   First $500M         0.75%
                                 Next $500M         0.70%
                                  Next $2B          0.65%
                                  Next $2B         0.625%
                                  Over $5B          0.60%
 Discovery                      First $500M         0.75%
                                 Next $500M         0.70%
                                  Next $2B          0.65%
                                  Next $2B         0.625%
                                  Over $5B          0.60%
 Enterprise                     First $500M         0.75%
                                 Next $500M         0.70%
                                  Next $2B          0.65%
                                  Next $2B         0.625%
                                  Over $5B          0.60%
 Mid Cap Disciplined            First $500M         0.75%
                                 Next $500M         0.70%
                                  Next $2B          0.65%
                                  Next $2B         0.625%
                                  Over $5B          0.60%
 Mid Cap Growth                 First $500M         0.75%
                                 Next $500M         0.70%
                                  Next $2B          0.65%
                                  Next $2B         0.625%
                                  Over $5B          0.60%
 Opportunity                    First $500M         0.75%
                                 Next $500M         0.70%
                                  Next $2B          0.65%
                                  Next $2B         0.625%
                                  Over $5B          0.60%
 Small Cap Disciplined          First $500M         0.85%
                                 Next $500M        0.825%
                                  Next $1B          0.80%
                                  Next $1B         0.775%
                                  Over $3B          0.75%
 Small Cap Growth               First $500M         0.85%
                                 Next $500M        0.825%
                                  Next $1B          0.80%
                                  Next $1B         0.775%
                                  Over $3B          0.75%
 Small Cap Opportunities        First $500M         0.85%
                                 Next $500M        0.825%
                                  Next $1B          0.80%
                                  Next $1B         0.775%
                                  Over $3B          0.75%

                                         FEE
         FUND                     EFFECTIVE 3/1/08
 Small Cap Value            First $500M         0.85%
                             Next $500M        0.825%
                              Next $1B          0.80%
                              Next $1B         0.775%
                              Over $3B          0.75%
 Small/Mid Cap Value        First $500M         0.85%
                             Next $500M        0.825%
                              Next $1B          0.80%
                              Next $1B         0.775%
                              Over $3B          0.75%


     Advisory Fees Paid.
     ------------------

     The table below shows the advisory fees paid by certain Funds. For the fiscal periods indicated below, these Funds paid the following advisory fees and the investment adviser waived the indicated fees:

                            YEAR ENDED
                             10/31/07
                                                        MANAGEMENT
                           MANAGEMENT                   FEES PAID
FUND                     FEES INCURRED      WAIVER     AFTER WAIVER
C&B Mid Cap Value          $7,027,315    $  840,907    $6,186,408
Mid Cap Growth             $1,253,080    $   24,230    $1,228,850
Small Cap Growth           $3,399,383    $  627,872    $2,771,511
Small Cap Opportunity      $7,573,151    $1,113,699    $6,459,452

                        YEAR ENDED 10/31/06       YEAR ENDED 10/31/05*        YEAR ENDED 9/30/05
                                       FEES                       FEES                       FEES
FUND                  FEES PAID       WAIVED      FEES PAID      WAIVED     FEES PAID       WAIVED
C&B Mid Cap Value    $4,559,956    $  900,358    $5,148,877    $679,531          N/A           N/A
Mid Cap Growth       $1,137,478    $  137,398    $   99,324    $    926    $1,044,520    $   10,792
Small Cap Growth     $1,855,339    $  596,643    $  174,711    $ 33,154    $1,541,119    $  293,541
Small Cap            $5,771,493    $1,043,000    $  492,087    $ 72,351    $  613,435    $5,895,061
Opportunities

     ------
*   The Funds changed their fiscal year end from September 30 to October 31.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/
Mid Cap Value Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                    ANNUAL RATE
                              AVERAGE DAILY       (AS A PERCENTAGE
FUND                           NET ASSETS          OF NET ASSETS)
 Common Stock                  First $4B                0.75%
 Enterprise                    Next $2B                0.725%
 Mid Cap Disciplined           Over $6B                 0.70%
 Opportunity
 Small Cap Disciplined
 Small Cap Value
 Small/Mid Cap Value
 Discovery                 All Asset Levels             0.75%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts. While payments are being made to the same adviser, Funds Management, payments for 2005 were paid out under different advisory contracts. The tables below reflect the separate payments made in 2005.

                            YEAR ENDED
                             10/31/07
                                                        MANAGEMENT
                           MANAGEMENT                   FEES PAID
FUND                     FEES INCURRED      WAIVER     AFTER WAIVER
Common Stock              $ 8,232,920    $2,666,547    $ 5,566,373
Discovery                 $ 2,573,383    $  558,552    $ 2,014,831
Enterprise                $ 2,124,601    $   97,086    $ 2,027,515
Mid Cap Disciplined       $ 8,708,942    $2,031,234    $ 6,677,708
Opportunities             $13,642,254    $3,446,077    $10,196,177
Small Cap Disciplined     $ 4,601,765    $  987,185    $ 3,614,580
Small Cap Value           $31,123,321    $7,068,981    $24,054,340
Small/Mid Cap Value       $ 1,947,587    $  461,460    $ 1,486,127

                          YEAR ENDED                    PERIOD                     PERIOD                   YEAR ENDED
                           10/31/06              04/11/05 - 10/31/05*        01/01/05 - 4/10/05              12/31/04
                       FEES          FEES          FEES          FEES
                     PAID TO        WAIVED       PAID TO        WAIVED         FEES         FEES         FEES          FEES
                      FUNDS        BY FUNDS       FUNDS        BY FUNDS      PAID TO       WAIVED       PAID TO       WAIVED
FUND                   MGMT          MGMT          MGMT          MGMT          SCM         BY SCM         SCM         BY SCM
Common Stock       $ 6,008,670   $2,334,592    $ 4,704,406   $1,501,807    $2,547,142    $132,377    $10,389,540    $270,153
Discovery          $ 1,410,964   $  457,824    $   828,660   $  233,083    $  373,507    $ 19,431    $ 1,247,635    $ 34,169
Enterprise         $ 1,649,753   $   77,897    $ 1,028,957   $   69,409    $  538,656    $ 26,577    $ 2,021,316    $ 54,238
Mid Cap            $ 4,392,652   $1,450,265    $ 2,591,327   $  795,903    $1,400,825    $ 72,659    $ 3,718,339    $123,729
Disciplined
Opportunity        $12,175,019   $2,518,175    $ 8,839,239   $ 1,594261    $4,969,683    $260,154    $18,886,946    $505,321
Small Cap          $ 2,311,596   $  363,243    $   804,529   $  124,475    $  301,239    $ 15,189    $   607,642    $ 20,705
Disciplined
Small Cap Value    $21,102,805   $6,097,879    $11,682,276   $3,149,537    $5,146,887    $239,918    $14,993,191    $402,979
Small/Mid Cap      $ 1,056,820   $  352,730    $   165,319   $   55,111    $   40,519    $  4,460    $    93,363    $  2,701
Value

------
*   The Funds changed their fiscal year ends from December 31 to October 31.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Cooke & Bieler, L.P. ("C&B"), Schroder Investment Management North America Inc. ("Schroder"), and Wells Capital Management ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND                             SUB-ADVISER                    FEE
 C&B Mid Cap Value                   C&B           First $250M            0.55%
                                                    Next $250M            0.50%
                                                    Next $250M            0.45%
                                                    Over $750M            0.40%
 Small Cap Opportunities           Schroder        First $275M            0.50%
                                                    Over $275M            0.45%

                                                         FEE EFFECTIVE            FEE EFFECTIVE
FUND                             SUB-ADVISER            PRIOR TO 1/1/06               1/1/06
 Common Stock             Wells Capital Management  First $200M       0.35%  First $100M       0.45%
                                                     Over $200M       0.30%   Next $100M       0.40%
                                                                              Over $200M       0.30%
 Discovery                Wells Capital Management  First $200M       0.35%  First $100M       0.45%
                                                     Over $200M       0.30%   Next $100M       0.40%
                                                                              Over $200M       0.35%
 Enterprise               Wells Capital Management  First $200M       0.35%  First $100M       0.45%
                                                     Over $200M       0.30%   Next $100M       0.40%
                                                                              Over $200M       0.30%
 Mid Cap Disciplined      Wells Capital Management  First $200M       0.35%  First $100M       0.45%
                                                     Over $200M       0.30%   Next $100M       0.40%
                                                                              Over $200M       0.30%
 Mid Cap Growth           Wells Capital Management  First $200M       0.25%  First $100M       0.45%
                                                     Over $200M       0.20%   Next $100M       0.40%
                                                                              Over $200M       0.30%
 Opportunity              Wells Capital Management  First $200M       0.35%  First $100M       0.45%
                                                     Over $200M       0.30%   Next $100M       0.40%
                                                                              Over $200M       0.30%
 Small Cap Disciplined    Wells Capital Management  First $200M       0.35%  First $100M       0.55%
                                                     Over $200M       0.30%   Next $100M       0.50%
                                                                              Over $200M       0.40%
 Small Cap Growth         Wells Capital Management  First $200M       0.25%  First $100M       0.55%
                                                     Over $200M       0.20%   Next $100M       0.50%
                                                                              Over $200M       0.40%
 Small Cap Value          Wells Capital Management  First $200M       0.35%  First $100M       0.55%
                                                     Over $200M       0.30%   Next $100M       0.50%
                                                                              Over $200M       0.40%
 Small/Mid Cap Value      Wells Capital Management  First $200M       0.35%  First $100M       0.45%
                                                     Over $200M       0.30%   Next $100M       0.40%
                                                                              Over $200M       0.35%

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/
Mid Cap Value Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of each predecessor fund's average daily net assets.

FUND                                 SUB-ADVISER                          FEE
 Common Stock                 Wells Capital Management       First $200M            0.35%
 Discovery                                                    Over $200M            0.30%
 Enterprise
 Mid Cap Disciplined
 Opportunity
 Small Cap Disciplined
 Small Cap Value
 Small/Mid Cap Value

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

     Unaffiliated Sub-Advisers. The Funds listed below paid the following
     -------------------------
aggregate dollar amount of sub-advisory fees to the following unaffiliated sub-advisers for the fiscal periods indicated below:

PERIOD ENDED                          FUND                SUB-ADVISER        FEES PAID        FEES WAIVED/REIMBURSED
 10/31/07                      C&B Mid Cap Value              C&B          $4,629,515        $0
 10/31/07                   Small Cap Opportunities         Schroder       $4,014,462        $0
 10/31/06                      C&B Mid Cap Value              C&B          $3,988,508        $0
 10/31/06                   Small Cap Opportunities         Schroder       $3,891,821        $0
 10/31/05                      C&B Mid Cap Value              C&B          $2,925,749        $0
 10/01/05 - 10/31/05        Small Cap Opportunities         Schroder       $  270,541        $0
 9/30/05                    Small Cap Opportunities         Schroder       $3,108,079        $0

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of October 31, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The {PORTFOLIO MANAGER(S)} manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                   SUB-ADVISER                 PORTFOLIO MANAGERS
---------------------- --------------------------  --------------------------
C&B Mid Cap Value      C&B                         Kermit S. Eck, CFA
                                                   Daren Heitman, CFA
                                                   Michael M. Meyer, CFA
                                                   James R. Norris
                                                   Edward W. O'Connor, CFA
                                                   R. James O'Neil, CFA
                                                   Mehul Trivedi, CFA
Common Stock           Wells Capital Management    Ann M. Miletti
Discovery              Wells Capital Management    James M. Leach, CFA
                                                   Thomas J. Pence, CFA
Enterprise             Wells Capital Management    James M. Leach, CFA
                                                   Thomas J. Pence, CFA
Mid Cap Disciplined    Wells Capital Management    Robert J. Costomiris, CFA
Small Cap Disciplined

Mid Cap Growth                                        Jerome "Cam" Philpott, CFA
Small Cap Growth          Wells Capital Management    Stuart Roberts
Opportunity               Wells Capital Management    Ann M. Miletti
Small Cap Opportunities   Schroder                    Jenny B. Jones
Small Cap Value           Wells Capital Management    I. Charles Rinaldi
Small/Mid Cap Value       Wells Capital Management    Erik C. Astheimer
                                                      I. Charles Rinaldi
                                                      Michael Schneider, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                REGISTERED INVESTMENT        OTHER POOLED            OTHER ACCOUNTS
                                      COMPANIES           INVESTMENT VEHICLES            MANAGED
                                NUMBER        TOTAL       NUMBER       TOTAL      NUMBER        TOTAL
                                  OF         ASSETS         OF        ASSETS        OF         ASSETS
PORTFOLIO MANAGER*             ACCOUNTS      MANAGED     ACCOUNTS     MANAGED    ACCOUNTS      MANAGED
C&B
 Kermit S. Eck, CFA               6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
 Daren Heitman, CFA               6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
 Michael M. Meyer, CFA            6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
 James R. Norris                  6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
 Edward W. O'Connor, CFA          6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
 R. James O'Neil, CFA             6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
 Mehul Trivedi, CFA               6        $ 1,694.9M       1        $    32M       210    $ 5,415.8  M
SCHRODER
 Jenny B. Jones                   2        $     267M      11        $ 3,260M         0    $          0
WELLS CAPITAL MANAGEMENT
 Erik C. Astheimer                1        $      20M       1        $    17M         3    $        69M
 Robert J. Costomiris, CFA        4        $   771.6M       1        $  38.5M         1    $    63.7  M
 James M. Leach, CFA              1        $     239M       0        $      0        54    $     2.5  B
 Ann M. Miletti                   1        $     844M       0        $      0        27    $       910M
 Thomas J. Pence, CFA             4        $     3.3B       0        $      0       138    $     8.9  B
 Jerome "Cam" Philpott, CFA       3        $     449M       2        $    45M        14    $     1,485M
 Stuart Roberts                   3        $     449M       2        $    45M        14    $     1.485B
 I. Charles Rinaldi               3        $     269M       1        $  15.7M        37    $   989.9  M
 Michael Schneider, CFA           1        $      20M       1        $    17M         5    $        69M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                             REGISTERED INVESTMENT              OTHER POOLED                  OTHER ACCOUNTS
                                   COMPANIES                 INVESTMENT VEHICLES                 MANAGED
                             NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                               OF            ASSETS           OF            ASSETS           OF           ASSETS
PORTFOLIO MANAGER*          ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
C&B
 Kermit S. Eck, CFA            0               $0             0               $0             3            $509M
 Daren Heitman, CFA            0               $0             0               $0             3            $509M

                              REGISTERED INVESTMENT      OTHER POOLED         OTHER ACCOUNTS
                                    COMPANIES        INVESTMENT VEHICLES          MANAGED
                                NUMBER      TOTAL      NUMBER     TOTAL     NUMBER       TOTAL
                                  OF        ASSETS       OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS    MANAGED    ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
 Michael M. Meyer, CFA            0        $     0       0          $0        3        $   509M
 James R. Norris                  0        $     0       0          $0        3        $   509M
 Edward W. O'Connor, CFA          0        $     0       0          $0        3        $   509M
 R. James O'Neil, CFA             0        $     0       0          $0        3        $   509M
 Mehul Trivedi, CFA               0        $     0       0          $0        3        $   509M
SCHRODER
 Jenny B. Jones                   0        $     0       0          $0        0        $      0
WELLS CAPITAL MANAGEMENT
 Erik C. Astheimer                0        $     0       0          $0        0        $      0
 Robert J. Costomiris, CFA        0        $     0       0          $0        0        $      0
 James M. Leach, CFA              0        $     0       0          $0        0        $      0
 Ann M. Miletti                   0        $     0       0          $0        0        $      0
 Thomas J. Pence, CFA             0        $     0       0          $0        0        $      0
 Jerome "Cam" Philpott, CFA       0        $     0       0          $0        2        $ 369.7M
 Stuart Roberts                   0        $     0       0          $0        2        $ 369.7M
 I. Charles Rinaldi               1        $ 81.1M       0          $0        2        $   158M
 Michael Schneider, CFA           0        $     0       0          $0        0        $      0

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     SCHRODER. In the case of Schroder, the Portfolio Managers may be subject to the potential conflicts of interest described above. Other potential conflicts may include, for example, potential conflicts between strategies pertaining to managed accounts and the specific funds a Portfolio Manager may manage, and cases in which limited investment opportunities are available for one account but not another. Schroder has adopted certain compliance procedures that are designed to address these types of potential conflicts of interest to ensure clients are treated fairly and conflicts are minimized.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the Russell Midcap Value Index and Russell Midcap Index for the Mid Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     SCHRODER COMPENSATION. Schroder's methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative and qualitative measures. Portfolio managers are compensated for their services in a combination of a fixed base salary and annual discretionary bonus based in part on performance. Schroder also assesses the performance of its management teams as a component of bonus calculation. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroder's clients. For each team, Schroder assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. For the purposes of determining Ms. Jones' bonus as portfolio manager of the Small Cap Opportunities Fund, the relevant benchmark for performance comparison is the Russell 2000TM Index.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

                    BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS

PORTFOLIO MANAGER                FUND                           BENEFICIAL OWNERSHIP
 C&B
 Kermit S. Eck                   C&B Mid Cap Value              $100,001- $500,000
 Daren Heitman, CFA              C&B Mid Cap Value              $10,001- $50,000
 Michael M. Meyer                C&B Mid Cap Value              $100,001- $500,000
 James R. Norris                 C&B Mid Cap Value              $100,001- $500,000
 Edward W. O'Connor              C&B Mid Cap Value              $10,001- $50,000
 R. James O'Neil                 C&B Mid Cap Value              $100,001- $500,000
 Mehul Trivedi                   C&B Mid Cap Value              $10,001- $50,000
 SCHRODER
 Jenny B. Jones                  Small Cap Opportunities        $      0
 WELLS CAPITAL MANAGEMENT

PORTFOLIO MANAGER                 FUND                         BENEFICIAL OWNERSHIP
 Erik C. Astheimer                Small/Mid Cap Value          $        0
 Robert J. Costomiris, CFA        Mid Cap Disciplined          $1-$10,000
                                  Small Cap Disciplined        $1-$10,000
 James M. Leach, CFA              Discovery                    $10,001- $50,000
                                  Enterprise                   $10,001- $50,000
 Ann M. Miletti                   Common Stock                 Over $1,000,000
                                  Opportunity                  Over $1,000,000
 Thomas J. Pence, CFA             Discovery                    $1- $10,000
                                  Enterprise                   $1- $10,000
 Jerome C. Philpott, CFA          Mid Cap Growth               $        0
                                  Small Cap Growth             $100,001- $500,000
 Stuart Roberts                   Mid Cap Growth               $        0
                                  Small Cap Growth             $500,000 - $1,000,000
 I. Charles Rinaldi               Small Cap Value              Over $1,000,000
                                  Small/Mid Cap Value          Over $1,000,000
 Michael Schneider, CFA           Small/Mid Cap Value          $1- $10,000

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                            FUND-LEVEL                  CLASS-LEVEL
                                            ADMIN. FEE                   ADMIN. FEE              TOTAL ADMIN. FEE
                                                        (% OF              (% OF                                 (% OF
                                 AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                        NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B,                  First $5B            0.05%             0.28  %           First $5B            0.33%
 Class C, Class D                    Next $5B            0.04%                                Next $5B            0.32%
 Advisor Class (all Funds)          Over $10B            0.03%                               Over $10B            0.31%
 Administrator Class                First $5B            0.05%              0.10%*           First $5B            0.15%
                                     Next $5B            0.04%                                Next $5B            0.14%
                                    Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class                First $5B            0.05%              0.08%**          First $5B            0.13%
                                     Next $5B            0.04%                                Next $5B            0.12%
                                    Over $10B            0.03%                               Over $10B            0.11%
 Investor Class and                 First $5B            0.05%              0.40%***         First $5B            0.45%
 Class Z                             Next $5B            0.04%                                Next $5B            0.44%
                                    Over $10B            0.03%                               Over $10B            0.43%

------
*   Prior to April 11, 2005, the class level fee was 0.20%.
**   Prior to April 11, 2005, the class level fee was 0.10%.
***   Effective March 1, 2008, the class-level administration fee for the
       Investor Class and Class Z was reduced by 0.05%, as shown in the table. Prior to March 1, 2008, the class-level administration fee for the Investor Class and Class Z was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.


     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds listed paid the administrative fees indicated. The table does not contain information on the Class A and Class C shares of the Small Cap Disciplined Fund, Class C shares of the Enterprise Fund and Opportunity Fund, and Institutional and Administrator Class shares of the Mid Cap Growth Fund because these classes of shares did not commence operations until March 31, 2008.


                                                                  YEAR ENDED
FUND                                                               10/31/07
                                 ADMINISTRATIVE FEES INCURRED        FEES WAIVED        FEES PAID AFTER WAIVER
 C&B Mid Cap Value (Fund                   $484,939                       $0                   $484,939
 Level)
  Class A                                  $147,703                       $0                   $147,703
  Class B                                  $ 46,326                       $0                   $ 46,326

                                                                  YEAR ENDED
FUND                                                               10/31/07
                                 ADMINISTRATIVE FEES INCURRED        FEES WAIVED        FEES PAID AFTER WAIVER
  Class C                                 $   43,765                      $0                  $   43,765
  Class D                                 $2,013,611                      $0                  $2,013,611
  Administrator Class                     $  106,364                      $0                  $  106,364
  Institutional Class                     $   47,553                      $0                  $   47,553
 Mid Cap Growth (Fund                     $   83,539                      $0                  $   83,539
 Level)
  Class A                                 $  327,093                      $0                  $  327,093
  Class B                                 $   20,672                      $0                  $   20,672
  Class C                                 $    6,115                      $0                  $    6,115
  Class Z*                                $  183,113                      $0                  $  183,113
 Small Cap Growth (Fund                   $  188,855                      $0                  $  188,855
 Level)
  Class A                                 $  449,228                      $0                  $  449,228
  Class B                                 $   47,748                      $0                  $   47,748
  Class C                                 $   21,151                      $0                  $   21,151
  Class Z*                                $  178,640                      $0                  $  178,640
  Administrator Class                     $   84,368                      $0                  $   84,368
  Institutional Class*                    $   54,879                      $0                  $   54,879
 Small Cap Opportunities                  $  430,774                      $0                  $  430,774
 (Fund Level)
  Administrator Class                     $  861,547                      $0                  $  861,547

                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                  10/31/06           10/31/05           9/30/05
FUND                             FUNDS MGMT        FUNDS MGMT**        FUNDS MGMT
 Mid Cap Growth (Fund             $ 84,992            $ 6,622          $ 69,635
 Level)
  Class A                         $311,896            $23,781          $292,690
  Class B                         $ 22,979            $ 1,851          $ 23,210
  Class C                         $  5,258            $   358          $  3,871
  Class Z*                        $218,284            $17,824          $112,794
 Small Cap Growth (Fund           $296,221            $ 9,706          $ 85,618
 Level)
  Class A                         $296,294            $21,822          $201,630
  Class B                         $ 59,720            $ 4,649          $ 30,126
  Class C                         $ 17,725            $ 1,328          $  8,658
  Class Z*                        $198,261            $12,706          $ 92,979
  Administrator Class             $ 57,253            $ 4,238          $ 85,588
  Institutional Class*            $ 35,456            $ 1,938          $  3,051
 Small Cap Opportunities          $386,147            $27,558          $331,982
 (Fund Level)
  Administrator Class             $772,293            $55,556          $995,933

------
* Class Z shares for the Funds and the Institutional Class shares for the Small Cap Growth Fund are available to investors effective April 11, 2005.
**   The Funds changed their fiscal year ends from September 30 to October 31.

                                 YEAR ENDED         YEAR ENDED
                                  10/31/06           10/31/05
FUND                             FUNDS MGMT         FUNDS MGMT
 C&B Mid Cap Value (Fund         $  372,165        $  349,920
 Level)
  Class A                        $   94,360        $   50,403
  Class B                        $   38,105        $   22,049
  Class C                        $   25,521        $   12,219
  Class D                        $1,445,971        $1,426,723
  Administrator Class            $  115,146        $  156,438
  Institutional Class            $   45,074        $   42,489

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/
Mid Cap Value Fund were created as part of the reorganization of certain mutual funds of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the predecessor classes of shares shown below:

CLASS                                                               FEE
       Class A, Class B, Class C, Class Z, Advisor Class            0.30%
       and Investor Class (except for the Discovery Fund)
       Shares
       Administrator Class (formerly Class K) Shares                0.25%
       Institutional Class Shares                                   0.02%
       Discovery Fund - Investor Class                              0.25%

     The table below shows the administrative fees paid by the Funds or their predecessor portfolios to the respective administrator.

                                                                       YEAR ENDED
FUND                                                                    10/31/07
                                      ADMINISTRATIVE FEES INCURRED        FEES WAIVED        FEES PAID AFTER WAIVER
 Common Stock (Fund Level)                     $  575,620                      $0                  $  575,620
  Class A                                      $  176,778                      $0                  $  176,778
  Class B                                      $   93,078                      $0                  $   93,078
  Class C                                      $   52,637                      $0                  $   52,637
  Class Z                                      $4,662,289                      $0                  $4,662,289
 Discovery (Fund Level)                        $  171,559                      $0                  $  171,559
  Class A                                      $       69                      $0                  $       69
 (for period 8/01/07-10/31/07)
  Class C                                      $       36                      $0                  $       36
 (for period 8/01/07-10/31/07)
  Administrator                                $   87,116                      $0                  $   87,116
  Institutional                                $    1,758                      $0                  $    1,758
  Investor                                     $1,141,949                      $0                  $1,141,949
 Enterprise (Fund Level)                       $  141,640                      $0                  $  141,640
  Administrator                                $    3,417                      $0                  $    3,417
  Advisor                                      $    4,698                      $0                  $    4,698
  Institutional                                $   65,311                      $0                  $   65,311
  Investor                                     $  884,461                      $0                  $  884,461

                                                                       YEAR ENDED
FUND                                                                    10/31/07
                                      ADMINISTRATIVE FEES INCURRED        FEES WAIVED        FEES PAID AFTER WAIVER
 Mid Cap Disciplined (Fund                     $   612,232                     $0                 $   612,232
 Level)
  Class A                                      $        38                     $0                 $        38
 (for period 8/01/07-10/31/07)
  Class C                                      $         7                     $0                 $         7
 (for period 8/01/07-10/31/07)
  Administrator                                $   129,086                     $0                 $   129,086
  Institutional                                $   111,602                     $0                 $   111,602
  Investor                                     $ 4,301,372                     $0                 $ 4,301,372
 Opportunity (Fund Level)                      $   991,712                     $0                 $   991,712
  Administrator                                $   146,385                     $0                 $   146,385
  Institutional                                $   134,343                     $0                 $   134,343
  Investor                                     $ 8,050,764                     $0                 $ 8,050,764
 Small Cap Disciplined (Fund                   $   256,298                     $0                 $   256,298
 Level)
  Administrator                                $    12,733                     $0                 $    12,733
  Institutional                                $    83,973                     $0                 $    83,973
  Investor                                     $ 1,777,029                     $0                 $ 1,777,029
 Small Cap Value (Fund                         $ 1,911,182                     $0                 $ 1,911,182
 Level)
  Class A                                      $ 1,909,961                     $0                 $ 1,909,961
  Class B                                      $   356,643                     $0                 $   356,643
  Class C                                      $   405,199                     $0                 $   405,199
  Class Z                                      $12,906,020                     $0                 $12,906,020
  Institutional                                $       115                     $0                 $       115
 (for period 8/01/07-10/31/07)
 Small/Mid Cap Value (Fund                     $   108,199                     $0                 $   108,199
 Level)
  Class A                                      $        61                     $0                 $        61
 (for period 8/01/07-10/31/07)
  Class C                                      $        19                     $0                 $        19
 (for period 8/01/07-10/31/07)
  Administrator                                $    47,569                     $0                 $    47,569
  Institutional                                $       960                     $0                 $       960
  Investor                                     $   754,203                     $0                 $   754,203

                                         YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                          10/31/06                      10/31/05                  12/31/04
FUND                               FEES PAID(FUNDS MGMT)        FEES PAID* (FUNDS MGMT)        FEES PAID (SIS)
 Common Stock (Fund Level)               $  584,097                    $  329,633                         -
  Class A                                $  184,249                    $  192,717                $  228,909
  Class B                                $   99,095                    $  104,446                $  112,002
  Class C                                $   55,591                    $   65,477                $   89,390
  Class Z                                $4,712,156                    $4,155,375                $3,833,576
 Discovery (Fund Level)                  $  124,586                    $   55,109                         -

                                         YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                          10/31/06                      10/31/05                  12/31/04
FUND                               FEES PAID(FUNDS MGMT)        FEES PAID* (FUNDS MGMT)        FEES PAID (SIS)
  Administrator Class                   $    34,615                    $    1,527                         -
  Institutional Class**                 $         1                             -                         -
  Investor Class                        $   965,498                    $  757,621                $  427,268
 Enterprise (Fund Level)                $   115,183                    $   68,597                         -
  Administrator Class                   $     2,934                    $   16,342                $   17,917
  Investor Class                        $   908,897                    $1,124,623                $  760,779
  Advisor Class                         $     5,275                    $    3,939                $    4,813
  Institutional Class                   $    18,856                    $    6,884                $      784
 Mid Cap Disciplined (Fund              $   399,494                    $  175,114                         -
 Level)
  Administrator Class                   $    71,831                    $   13,953                         -
  Institutional Class                   $   104,109                    $   12,216                         -
  Investor Class                        $ 2,686,594                    $2,435,947                $1,536,827
 Opportunity (Fund Level)               $ 1,072,553                    $  647,697                         -
  Investor Class                        $ 8,572,772                    $8,741,719                $7,349,226
  Advisor Class                         $   214,149                    $  361,551                $  404,271
  Administrator Class                   $   163,564                    $   22,300                $    2,030
 (formerly Class K)
 Small Cap Disciplined                  $   148,602                    $   44,696                         -
  Administrative Class                  $     2,479                    $      230                         -
  Institutional Class                   $    41,116                    $        6                         -
  Investor Class                        $ 1,094,986                    $  228,909                $  250,673
 Small Cap Value                        $ 1,658,248                    $  731,258                         -
  Class A                               $ 1,847,646                    $1,689,964                $1,789,907
  Class B                               $   381,090                    $  387,696                $  374,862
  Class C                               $   419,365                    $  430,269                $  449,504
  Class Z                               $10,668,355                    $6,546,192                $3,544,194
 Small/Mid Cap Value                    $    78,308                    $    9,184                         -
  Administrator Class                   $    55,342                    $    3,973                         -
  Institutional Class**                 $         1                             -                         -
  Investor Class                        $   455,727                    $   92,261                $   38,186

------
*   The Funds changed their fiscal year ends from December 31 to October 31.
**   For the fiscal period 8/31/06-10/31/06. The Institutional Class of the
       Discovery and Small/Mid Cap Value Fund incepted on 8/31/06.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES


     For the fiscal year ended October 31, 2007, the Funds paid the Distributor the following fees for distribution-related services. The table does not contain information on Class C shares for the Enterprise, Opportunity or Small Cap Disciplined Funds, as these classes did not commence operations until March 31, 2008.


                                                                 PRINTING,       COMPENSATION
                                                                 MAILING &            TO             COMP.TO          OTHER
                               TOTAL          ADVERTISING       PROSPECTUS       UNDERWRITERS        BR/DLRS        (EXPLAIN)
 C&B MID CAP VALUE
  Class B                   $  124,090             $0               $0             $      0         $      0        $124,090
  Class C                   $  117,229             $0               $0             $ 84,064         $ 33,165        $      0
 COMMON STOCK
  Class B                   $  249,317             $0               $0             $      0         $      0        $249,317
  Class C                   $  140,991             $0               $0             $ 95,170         $ 45,821        $      0
 DISCOVERY
  Class C                   $       97             $0               $0             $     97         $      0        $      0
 MID CAP DISCIPLINED
  Class C                   $       19             $0               $0             $     19         $      0        $      0
 MID CAP GROWTH
  Class B                   $   55,372             $0               $0             $      0         $      0        $ 55,372
  Class C                   $   16,380             $0               $0             $ 12,544         $  3,836        $      0
 SMALL CAP GROWTH
  Class B                   $  127,897             $0               $0             $      0         $      0        $127,897
  Class C                   $   56,654             $0               $0             $ 33,400         $ 23,254        $      0
 SMALL CAP VALUE
  Class B                   $  955,294             $0               $0             $      0         $      0        $955,294
  Class C                   $1,085,354             $0               $0             $396,820         $688,534        $      0
 SMALL/MID CAP VALUE
  Class C                   $       50             $0               $0             $     50         $      0        $      0

------
* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class, Advisor Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the C&B Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Opportunities Fund on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Mid Cap Value Fund) and the amounts retained by Stephens was as follows:

 PERIOD OCT. 1 - APRIL 10,
            2005
     PAID           RETAINED
 $  360,657         $55,090

     For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

       YEAR ENDED              YEAR ENDED          PERIOD OCT. 1 -      PERIOD APRIL 11 -
     OCT. 31, 2007           OCT. 31, 2006          OCT. 31, 2005         SEPT 30, 2005
     PAID      RETAINED      PAID     RETAINED   RETAINED     PAID        PAID     RETAINED
 $    112,549     $0      $199,255    $10,421    $55,512    $10,114    $318,998    $59,007

     Prior to April 11, 2005, Strong Investments, Inc. ("SII") served as the principal underwriter for the predecessor portfolios of the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Value and Small/
Mid Cap Value Funds. For the period January 1, 2005, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

     1/1/05 - 4/10/05
    PAID           RETAINED
 $  44,238         $1,332

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS

FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders, except Class D shareholders, with
------------------------
an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.


     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.


     Additional Investors Eligible to Purchase Class Z Shares of the Common
     ----------------------------------------------------------------------
Stock, Mid Cap Growth, Small Cap Growth, and Small Cap Value Funds ("Class Z
----------------------------------------------------------------------------
shares"):
---------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Investors Eligible to Purchase Closed Funds. The Small Cap Opportunities
     --------------------------------------------
Fund, the Small Cap Growth Fund, and the Small Cap Value Fund (the "Closed Funds") are closed to new investors. You may continue to purchase shares of the Closed Funds if:

  o You are an existing shareholder of the Closed Funds (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Funds, including the reinvestment of dividends and cash distributions from shares owned in the Closed Funds; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Funds through an omnibus account are not permitted to purchase shares of the Closed Funds on behalf of clients that do not currently own shares of the Closed Funds.

  o You are the beneficiary of shares of the Closed Funds (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Funds through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Funds.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Funds. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Funds.

  o You sponsor a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Funds unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Funds, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Funds if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Funds.

     Investors Eligible to Purchase the Small Cap Value Fund:
     --------------------------------------------------------


     The Small Cap Value Fund is closed to new investors. However, the following types of investors may qualify to purchase the Fund:


  o Certain institutional investors that meet the required minimum investment, employer-sponsored retirement plans (and their participants) for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document of administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management of the Funds' distributor, or an affiliate, to perform services. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

  o The Small Cap Growth Fund is closed to new investors, except that the Fund shall remain open to (a) certain institutional investors that meet the minimum investment requirement, (b) certain individuals or institutions that invest (i) via fee-based investment products or (ii) mutual fund wrap programs through a broker, dealer, financial planner, or consultant, or
    (iii) a registered investment advisor that has entered or enters into a signed agreement with Funds Management; (c) employer-sponsored retirement plans (and their participants) for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide administrative services; and (d) other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC


     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:

                                OCTOBER 31,        OCTOBER 31,
FUND                                2007              2006
C&B Mid Cap Value                    56%                39%
Common Stock                         58%                56%
Discovery                           137%               120%
Enterprise                          117%               118%
Mid Cap Disciplined                 113%               125%
Mid Cap Growth                      116%               123%
Opportunity                          56%                39%
Small Cap Disciplined                97%               100%
Small Cap Growth                    122%               142%
Small Cap Opportunities              65%                79%
Small Cap Value                      48%                33%
Small/Mid Cap Value                  89%*               56%

------
* The portfolio turnover increased in 2007 due to a combination of profit taking in some of WCM's successful investments, meeting liquidity needs due to redemptions, and increased volatility in the market. There were no changes to the investment process.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                                 YEAR-ENDED        YEAR-ENDED        PERIOD ENDED         YEAR-ENDED
FUND                              10/31/07          10/31/06           10/31/05*           9/30/05
 Mid Cap Growth                  $  407,910        $  495,043          $ 10,068          $  587,200
 Small Cap Growth                $1,404,637        $1,303,461          $111,380          $1,114,136
 Small Cap Opportunities         $1,546,175        $1,606,213          $151,142          $2,268,031

------
*   The Funds changed their fiscal year ends from September 30 to October 31.

                               TOTAL COMMISSIONS

                           YEAR-ENDED        YEAR-ENDED        YEAR ENDED
FUND                        10/31/07          10/31/06          10/31/05
 C&B Mid Cap Value         $1,047,222         $759,153         $593,814

     Former Strong Funds. For the three most recent fiscal years, the Funds and
     -------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                                YEAR ENDED         YEAR ENDED        PERIOD 01/01/05 -         YEAR ENDED
FUND                             10/31/07           10/31/06            10/31/05***             12/31/04
 Common Stock                  $ 1,219,524         $1,922,159            $1,875,415           $3,058,999
 Discovery                     $   816,596         $  619,210            $  799,984           $1,019,407
 Enterprise*                   $   530,590         $  534,558            $  868,051           $1,666,137
 Mid Cap Disciplined           $ 2,046,710         $2,380,032            $2,625,597           $3,388,564
 Opportunity*                  $ 5,056,501         $2,949,065            $3,146,881           $4,904,955
 Small Cap Disciplined         $   913,602         $1,048,028            $  729,426           $  552,835
 Small Cap Value               $10,179,961         $9,967,059            $5,914,968           $4,294,929
 Small/Mid Cap Value**         $ 1,076,749         $  953,545            $  319,998           $  123,229

------
* The decrease in brokerage commissions in 2006 and 2007 was due to lower turnover rates.
**   The increase in brokerage commissions beginning with the period ended
       October 31, 2006, is due to an increase in Fund assets.
***   The Funds changed their fiscal year ends from December 31 to October 31.

     Directed Brokerage Commissions. For the fiscal year ended October 31,
     ------------------------------
2007, the Funds listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

FUND                               COMMISSIONS PAID   TRANSACTIONS VALUE
       COOKE & BIELER
        C&B Mid Cap Value             $  681,883         $485,111,520
       SCHRODER
        Small Cap Opportunities Fund  $  214,939         $138,829,563
       WELLS CAPITAL MANAGEMENT
        Common Stock                  $  186,430         $196,378,165
        Discovery                     $   91,884         $109,735,273
        Enterprise                    $   56,595         $ 67,929,338
        Mid Cap Disciplined           $  512,992         $345,125,029
        Mid Cap Growth                $  661,471         $522,789,640
        Opportunity                   $  954,503         $498,765,524
        Small Cap Disciplined         $  131,220         $ 71,232,590
        Small Cap Growth              $  169,643         $ 96,298,947
        Small Cap Value               $1,033,191         $330,430,207

     The Small Cap Opportunities Fund did not execute any transactions with affiliated brokers for the most recently completed fiscal year ended October 31, 2007.

     The Small Cap Opportunities Fund paid the following aggregate dollar amount of brokerage commissions to the following affiliated brokers for previous three fiscal periods, as indicated:

PERIOD                              FUND                      BROKER             COMMISSIONS         RELATIONSHIP
 Year Ended 10/31/07      Small Cap Opportunities              None                    None                       None
 Year Ended 10/31/06      Small Cap Opportunities     Wells Fargo Securities           None      Affiliate of the Fund
 10/1/05 - 10/31/05       Small Cap Opportunities     Wells Fargo Securities    $  526           Affiliate of the Fund
 Year Ended 9/30/05       Small Cap Opportunities          Stephens Inc.        $2,264           Affiliate of the Fund
                                                      Wells Fargo Securities    $6,306           Affiliate of the Fund

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of October 31, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                          BROKER OR DEALER                         AMOUNT
 C&B Mid Cap Value Fund       Barclays Capital                        $ 5,022
                              Credit Suisse First Boston Corp.        $13,951
                              Citigroup                               $14,125
                              JP Morgan Chase & Co.                   $32,367
                              Morgan Stanley                          $ 6,070
                              Bear Stearns                            $14,788
                              Merrill Lynch                           $ 5,580
 Common Stock Fund            Bear Stearns                            $ 9,253
                              Credit Suisse First Boston Corp.        $ 8,729
                              Citigroup                               $ 8,838
                              JP Morgan Chase & Co.                   $20,252
                              Morgan Stanley                          $ 3,637
                              Merrill Lynch                           $ 3,492
                              Barclays Capital                        $ 3,142

Discovery Fund                  Bear Stearns                           $3,554
                                Credit Suisse First Boston Corp.        $ 3,353
                                Citigroup                               $ 3,395
                                JP Morgan Chase & Co.                   $ 7,779
                                Morgan Stanley                          $ 1,397
                                Merrill Lynch                           $ 1,341
                                Barclays Capital                        $ 1,207
 Enterprise Fund                Bear Stearns                            $ 2,915
                                Credit Suisse First Boston Corp.        $ 2,750
                                Barclays Capital                        $   989
                                JP Morgan Chase & Co.                   $ 6,379
                                Morgan Stanley                          $ 1,145
                                Citigroup                               $ 2,784
                                Merrill Lynch                           $ 1,100
 Mid Cap Disciplined Fund       Bear Stearns                            $10,427
                                Credit Suisse First Boston Corp.        $ 9,837
                                Barclays Capital                        $ 3,541
                                JP Morgan Chase & Co.                   $22,821
                                Morgan Stanley                          $ 4,098
                                Citigroup                               $ 9,959
                                Merrill Lynch                           $ 3,935
 Mid Cap Growth Fund            Bear Stearns                            $ 3,090
                                Credit Suisse First Boston Corp.        $ 2,915
                                Barclays Capital                        $ 1,049
                                Citigroup                               $ 2,951
                                Morgan Stanley                          $ 1,268
                                JP Morgan Chase & Co.                   $ 6,762
                                Merrill Lynch & Co.                     $ 1,166
 Opportunity Fund               Bear Stearns                            $16,950
                                Credit Suisse First Boston Corp.        $15,990
                                Barclays Capital                        $ 5,756
                                Citigroup                               $16,189
                                Morgan Stanley                          $ 6,661
                                JP Morgan Chase & Co.                   $37,097
                                Merrill Lynch & Co.                     $ 6,396
 Small Cap Disciplined          Bear Stearns                            $ 3,942
 Fund
                                Credit Suisse First Boston Corp.        $ 3,719
                                Barclays Capital                        $ 1,339
                                Citigroup                               $ 3,765
                                Morgan Stanley                          $ 1,549
                                JP Morgan Chase & Co.                   $ 8,628
                                Merrill Lynch & Co.                     $ 1,488
 Small Cap Growth Fund          Bear Stearns                            $ 9,879
                                Credit Suisse First Boston Corp.        $ 9,320
                                Barclays Capital                        $ 3,355
                                JP Morgan Chase & Co.                   $21,622
                                Morgan Stanley                          $ 4,055
                                Merrill Lynch & Co.                     $ 3,728
                                Citigroup Inc                           $ 9,436

Small Cap Opportunities
Fund                            Bear Stearns                           $17,007
                                Credit Suisse First Boston Corp.        $16,044
                                Barclays Capital                        $ 5,776
                                Citigroup Inc                           $16,244
                                Morgan Stanley                          $ 6,981
                                JP Morgan Chase & Co.                   $37,222
                                Merrill Lynch & Co.                     $ 6,418
 Small Cap Value Fund           NA                                         NA
 Small/Mid Cap Value Fund       NA                                         NA


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                     CAPITAL LOSS CARRY
FUND                  YEAR EXPIRES        FORWARDS
  Mid Cap Growth         2008           $ 2,795,089
                         2009           $   139,021
  Small Cap Growth       2008           $ 7,031,907
                         2009           $ 4,946,742
  Small Cap Value        2010           $27,035,733
                         2011           $ 1,040,222


     Former Strong Funds. As of October 31, 2007, the following predecessor
     -------------------
portfolios of the Fund listed below had carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                               CAPITAL LOSS CARRY
FUND            YEAR EXPIRES        FORWARDS
  Enterprise       2009           $121,695,782
                   2010           $ 64,764,000


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though a Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. the Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. dividends received by the Fund from a REIT will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (E.G., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction). However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause
(iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although legislation was proposed to extend the exemptions from withholding for interest-related dividends ans short-term capital gain dividends for one year (I.E. for taxable years beginning before January 1, 2009), as of the date of this SAI, it is unclear whether the legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even of a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                       5% OWNERSHIP AS OF MARCH 10, 2008

     The table does not contain information on the Administrator Class and Institutional Class shares of the Mid Cap Growth Fund, Class C shares of the Enterprise Fund and Opportunity Fund, and Class A and Class C shares of the Small Cap Disciplined Fund because these classes of shares did not commence operations until March 31, 2008.



FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      ----------------------------------      -----------------
C&B MID CAP VALUE
 Fund Level                 CHARLES SCHWAB & CO INC                      28.40%/2/
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA94104-4151
 Class A                    AMERICAN ENTERPRISE INVESTMENT               11.06%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            COUNSEL TRUST CO FBO                          7.33%
                            336 FOURTH AVE 5TH FLOOR
                            THE TIMES BUILDING
                            PITTSBURGH PA 15222-2004
                            WILMINGTON TRUST COMP CUST FBO                7.25%
                            WELLSTAR HLTH SYSTEM INC SPPL RET
                            C/O MUTUAL FUNDS
                            PO BOX 8880
                            WILMINGTON DE 19899-8880
 Class B                    AMERICAN ENTERPRISE INVESTMENT               31.36%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT               19.11%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class D                    CHARLES SCHWAB & CO INC                      44.72%
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONAL FINANCIAL SERV LLC                  32.81%
                            EXCLUSIVE BENEFIT OF OUR CUST
                            ATTN: MUTUAL FUNDS DEPT 5TH FL
                            200 LIBERTY ST
                            ONE WORLD FINANCIAL CENTER
                            NEW YORK NY 10281-1003
 Administrator Class        WILMINGTON TRUST COMP CUST FBO               16.71%
                            JOHN HOPKINS HEALTH SYS 403 B PL
                            C/O MUTUAL FUNDS
                            PO BOX 8880
                            WILMINGTON DE 19899-8880
                            WELLS FARGO BANK NA FBO                      13.22%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
                            ATTN: MUTUAL FUNDS                            7.96%
                            NFS LLC FEBO
                            USB FBO
                            TRUST OPERATIONS - REINVEST
                            1555 N RIVERCENTER DR STE 210
                            MILWAUKEE WI 53212-3958
                            SEI PRIVATE TRUST CO                          6.28%
                            C/O SUNTRUST
                            ATTN: MUCUAL FUNDS ADMINISTRATOR
                            ONE FREEDOM VALLEY DRIVE
                            OAKS PA 19456
                            WELLS FARGO BANK NA FBO                       5.48%
                            OMNIBUS ACCOUNT - REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        MERCER TRUST COMPANY TTEE FBO                18.61%
                            RIO TINTO AMERICA INC
                            SAVINGS PLAN
                            1 INVESTORS WAY MSC N-1-E
                            NORWOOD MA 02062-1599
                            WELLS FARGO BANK NA FBO                      16.27%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            COLORADO COUNTY OFFICIALS &                  13.11%
                            EMPLOYEE RETIREMENT ASSN TRUSTEE
                            FBO CCOERA 401A AND 457 PLAN
                            C/O GREAT WEST
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
                            COMMUNITY FOUNDATION OF THE OZARKS           11.62%
                            425 E TRAFFICWAY ST
                            SPRINGIELD MO 65806-1121
                            NFS LLC FEBO                                 10.91%
                            USB FBO
                            GMF CORP PERM/MUTUAL FD
                            PO BOX 1787
                            MILWAUKEE WI 53201-1787
                            NFS LLC FEBO                                  8.42%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WENDEL & CO                                   8.25%
                            C/O THE BANK OF NEW YORK
                            MUTUAL FUNDS REORG DEPARTMENT
                            PO BOX 1066
                            NEW YORK NY 10268-1066
                            MASSACHUSETTS AUDUBON SOCIETY INC             5.58%
                            NON PROFIT ENVIRONMENTAL ORG 501C3
                            ATTN: CHIEF FINANCIAL OFFICER
                            208 SOUTH GREAT RD
                            LINCOLN MA 01773-4800

FUND            NAME AND ADDRESS                          PERCENTAGE
----------      -----------------------------------      -----------
COMMON STOCK
 Class A        CHARLES SCHWAB & CO INC                      35.07%
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
                NATIONWIDE INSURANCE COMPANY                 17.46%
                FBO QPVA
                C/O IPO PORTFOLIO ACCOUNTING
                PO BOX 182029
                COLUMBUS OH 43218-2029
                NATIONWIDE TRUST COMPANY FSB                 13.04%
                C/O IPO PORTFOLIO ACCOUNTING
                PO BOX 182029
                COLUMBUS OH 43218-2029
                WILMINGTON TRUST CO CUST                      8.71%
                FBO SG COWEN 401K SAVINGS PLAN
                C/O MUTUAL FUNDS
                1100 N MARKET ST
                WILMINGTON DE 19801-1243
                AMERICAN ENTERPRISE INVESTMENT                7.83%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
 Class B        AMERICAN ENTERPRISE INVESTMENT               72.90%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                MERRILL LYNCH PIERCE FENNER &                 5.16%
                SMITH INC
                MERRILL LYNCH FIN DATA SERVICES
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR E FL 3
                JACKSONVILLE FL 32246-6484
 Class C        AMERICAN ENTERPRISE INVESTMENT               28.40%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                MERRILL LYNCH PIERCE FENNER &                17.98%
                SMITH INC
                MERRILL LYNCH FIN DATA SERVICES
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR E FL 3
                JACKSONVILLE FL 32246-6484
 Class Z        WELLS FARGO FUNDS MANAGEMENT LLC              6.48%
                EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                WELLS FARGO ADVISOR PROGRAM
                100 HERITAGE RESERVE
                MENOMONEE FLS WI 53051-4400

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
                            CHARLES SCHWAB & CO INC                       5.22%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
DISCOVERY
 Class A                    CHARLES SCHWAB & CO INC                      33.15%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            RAYMOND JAMES & ASSOC INC                    20.55%
                            FBO THOMAS J PENCE
                            8002 N PENNSYLVANIA ST
                            INDIANAPOLIS IN 46240-2563
 Class C                    NONE                                         NONE
 Administrator Class        WELLS FARGO BANK NA FBO                      23.96%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      21.67%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC                       8.90%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            MARIL & CO FBO 98                             7.52%
                            C/O MARSHALL & ILSLEY TRUST CO N A
                            11270 WEST PARK PLACE SUITE 400
                            PPW-08-WM
                            MILWAUKEE WI 53224-3638
                            MITRA & CO FBO 98                             6.21%
                            C/O M&I TRUST CO NA
                            ATTN: MF
                            11270 W PARK PL STE 400 # PPW-08-WM
                            MILWAUKEE WI 53224-3638
                            ATTN: MUTUAL FUNDS 11270 W PARK PL            6.00%
                            NFS LLC FEBO
                            MARSHALL & ILSLEY TRUST CO
                            FBO BANK 98 DLY RCRDKPG
                            STE 400
                            MILWAUKEE WI 53224
                            MAC & CO                                      5.21%
                            MUTUAL FUND OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA FBO                      27.96%
                            TREADWELL NORA ECCLES CHARITABLE T
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NATIONWIDE TRUST COMPANY FSB                 23.46%
                            FBO PARTICIPATING RETIREMENT PLANS
                            NTC-PLANS
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            WELLS FARGO BANK NA FBO                      14.83%
                            NEWSPAPER AGENCY - MID CAP D
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      10.22%
                            BENNING ENDOWMENT FUND
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       6.37%
                            COOPER-HANSEN FOUNDATION
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                      12.11%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
ENTERPRISE
 Administrator Class        WELLS FARGO BANK NA FBO                      61.73%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NEW YORK LIFE TRUST COMPANY                   9.92%
                            169 LACKAWANNA AVE FL 2
                            PARSIPPANY NJ 07054-1007
                            WELLS FARGO BANK NA FBO                       8.23%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Advisor Class              CHARLES SCHWAB & CO INC                      57.53%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NFS LLC FEBO                                  5.58%
                            FMT CO CUST IRA ROLLOVER
                            FBO RAYMOND H ALDRICH
                            48 W 300 S #2401N
                            SALT LAKE CITY UT 84101-2007

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
 Institutional Class        PATTERSON & CO                                 57.95%
                            OMNIBUS CASH/CASH ACCOUNT
                            1525 WEST W T HARRIS BLVD
                            CHARLOTTE NC 28288-0001
                            PATTERSON & CO                                 22.73%
                            OMNIBUS CASH/REIN
                            1525 WEST W T HARRIS BLVD
                            CHARLOTTE NC 28288-0001
                            PRUDENTIAL INVESTMENT MGMNT SERVICE            13.64%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            MAIL STOP 194-201
                            194 WOOD AVENUE SOUTH
                            ISELIN NJ 08830-2710
 Investor Class             CHARLES SCHWAB & CO INC                         6.23%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
MID CAP DISCIPLINED
 Class A                    CHARLES SCHWAB & CO INC                        80.46%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            UBS FINANCIAL SERVICES INC. FBO                 8.58%
                            JANE GATELY
                            C/O ALICE GATELY
                            6130 PRINCETON LN
                            PALOS HEIGHTS IL 60463-2440
 Class C                    WELLS FARGO FUNDS SEEDING ACCOUNT              98.85%
                            MAC #A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
 Administrator Class        WELLS FARGO FUNDS MANAGEMENT LLC               51.35%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            MASSACHUSETTS MUTUAL INSURANCE CO              14.24%
                            1295 STATE ST # C255
                            SPRINGFIELD MA 01111-0001
                            NEW YORK LIFE TRUST COMPANY                     9.76%
                            169 LACKAWANNA AVE FL 2
                            PARSIPPANY NJ 07054-1007
 Institutional Class        WELLS FARGO BANK NA FBO                        19.81%
                            EDVEST AGGRESSIVE PORTFOLIO (WISC)
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                   NAME AND ADDRESS                           PERCENTAGE
-----------------      ------------------------------------      -----------
                       WELLS FARGO BANK NA FBO                       14.60%
                       OTTER TAIL CORP RETIREMENT PLAN
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                       13.69%
                       TOMORROW'S SCHOLAR 90% EQUITY PORTF
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                       11.23%
                       TOMORROW'S SCHOLAR 75% EQUITY PORTF
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                        8.99%
                       EDVEST MODERATE PORTFOLIO (WISC)
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                        5.89%
                       TOMORROW'S SCHOLAR 50% EQUITY PORTF
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       WELLS FARGO BANK NA FBO                        5.51%
                       TOMORROW'S SCHOLAR 60% EQUITY PORTF
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
 Investor Class        CHARLES SCHWAB & CO INC                       24.21%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
                       MASSACHUSETTS MUTUAL INSURANCE CO              8.18%
                       1295 STATE ST #C255
                       SPRINGFIELD MA 01111-0001
MID CAP GROWTH
 Class A               CHARLES SCHWAB & CO INC                       20.48%
                       SPECIAL CUSTODY ACCOUNT
                       EXCLUSIVELY FBO THE CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
 Class B               AMERICAN ENTERPRISE INVESTMENT                16.33%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class C               AMERICAN ENTERPRISE INVESTMENT                 9.34%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
                       MLPF&S FOR THE SOLE BENEFIT                    8.47%
                       OF ITS CUSTOMERS
                       ATTN: MUTUAL FUND ADMINISTRATION
                       4800 DEER LAKE DRIVE EAST 3RD FLOOR
                       JACKSONVILLE FL 32246-6484

FUND                  NAME AND ADDRESS                           PERCENTAGE
----------------      ------------------------------------      -----------
 Class Z              CHARLES SCHWAB & CO INC                       7.55%
                      SPECIAL CUSTODY ACCOUNT
                      FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                      101 MONTGOMERY ST
                      SAN FRANCISCO CA 94104-4151
OPPORTUNITY
 Administrator Class  WELLS FARGO BANK NA FBO                      20.53%
                      EDVEST AGGRESSIVE PORTFOLIO (WISC)
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
                      WELLS FARGO BANK NA FBO                      14.36%
                      TOMORROW'S SCHOLAR 90% EQUITY PORTF
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
                      WELLS FARGO BANK NA FBO                      14.08%
                      REINVEST/REINVEST
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
                      WELLS FARGO BANK NA FBO                      10.50%
                      TOMORROW'S SCHOLAR 75% EQUITY PORTF
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
                      WELLS FARGO BANK NA FBO                       9.28%
                      EDVEST MODERATE PORTFOLIO (WISC)
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
                      NFS LLC FEBO                                  7.03%
                      FIIOC AS AGENT FOR
                      QUALIFIED EMPLOYEE BENEFIT
                      PLANS (401K) FINOPS-IC FUNDS
                      100 MAGELLAN WAY KW1C
                      COVINGTON KY 41015-1987
                      WELLS FARGO BANK NA FBO                       6.23%
                      TOMORROW'S SCHOLAR 50% EQUITY PORTF
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
                      WELLS FARGO BANK NA FBO                       5.78%
                      TOMORROW'S SCHOLAR 60% EQUITY PORTF
                      PO BOX 1533
                      MINNEAPOLIS MN 55480-1533
 Advisor Class        CHARLES SCHWAB & CO INC                      56.85%
                      SPECIAL CUSTODY ACCOUNT
                      FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                      ATTN: MUTUAL FUNDS
                      101 MONTGOMERY ST
                      SAN FRANCISCO CA 94104-4151
                      MCB TRUST SERVICES TTEE                      13.34%
                      FBO WESTERN STATES ENVELOPE CO 401K
                      700 17TH ST STE 300
                      DENVER CO 80202-3531

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
 Investor Class             CHARLES SCHWAB & CO INC                        12.22%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
SMALL CAP DISCIPLINED
 Administrator              TAYNIK & CO                                    27.28%
                            C/O INVESTORS BANK & TRUST CO
                            ATTN: MUTUAL FUND PROCESSING
                            200 CLARENDON ST FPG 90
                            BOSTON MA 02116-5021
                            MASSACHUSETTS MUTUAL INSURANCE CO              19.08%
                            1295 STATE ST #C255
                            SPRINGFIELD MA 01111-0001
                            WELLS FARGO BANK NA FBO                        15.03%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        10.24%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            MITRA & CO                                      8.29%
                            C/O MARSHALL & IISLEY TRUST CO NA
                            11270 W PARK PL STE 400
                            MILWAUKEE WI 53224-3638
 Institutional Class        MINNESOTA LIFE                                 59.96%
                            400 ROBERT ST N A6 4105
                            SAINT PAUL MN 55101
                            ATTN: MUT FUNDS 11270 W PARK PL                30.83%
                            NFS LLC FEBO
                            MARSHALL & ILSLEY TRUST CO
                            FBO BANK 98 DLY RCRDKPG
                            STE 400
                            MILWAUKEE WI 53224
 Investor Class             CHARLES SCHWAB & CO INC                        21.72%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
SMALL CAP GROWTH
 Class A                    MERRILL LYNCH PIERCE FENNER & SMITH            21.41%
                            MERRILL LYNCH FINANCIAL DATA SVCS
                            ATTN: SERVICE TEAM 97LJ4
                            4800 DEER LAKE DR EAST FL 2
                            JACKSONVILLE FL 32246-6484

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
                            CHARLES SCHWAB & CO INC                       12.06%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT                28.59%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MLPF&S FOR THE SOLE BENEFIT                   20.67%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DRIVE EAST 3RD FLOOR
                            JACKSONVILLE FL 32246-6484
 Class Z                    NONE                                         NONE
 Administrator Class        WELLS FARGO BANK NA FBO                       62.61%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                      15.38%
                            MONTGOMERY SMALL CAP I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC                        8.40%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Institutional Class        WELLS FARGO BANK NA FBO                       30.03%
                            WEALTHBUILDER GROWTH BALANCED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       13.32%
                            WEALTHBUILDER EQUITY
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       10.43%
                            WEALTHBUILDER GROWTH ALLOCATION
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       10.36%
                            WEALTHBUILDER TACTICAL EQUITY
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            JPMORGAN CHASE TTEE                            7.08%
                            VALASSIS EMPLOYEES RETIREMENT
                            SAVINGS PLAN U/A DTD 01/01/2003
                            9300 WARD PKWY
                            KANSAS CITY CO 64114-3317
                            WELLS FARGO BANK NA FBO                        6.16%
                            WEALTHBUILDER MODERATE BALANCED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -----------------------------------      ----------------
                            DWS TRUST CO TTEE                             5.23%
                            DEUTSHE BANK MATCHED SAVINGS PLAN
                            PO BOX 1757
                            SALEM NH 03079-1143
SMALL CAP OPPORTUNITIES
 Fund Level                 WELLS FARGO BANK NA FBO                      46.50%/1/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK & TRUST CO                 32.60%
                            FOR BAE SYSTEMS 401K SAVINGS PLAN
                            105 ROSEMONT RD
                            WESTWOOD MA 02090-2318
 Administrator Class        WELLS FARGO BANK NA FBO                      46.53%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK & TRUST CO TTEE            32.63%
                            FOR BAE SYSTEMS 401K SAVINGS PLAN
                            105 ROSEMONT RD
                            WESTWOOD MA 02090-2318
                            WELLS FARGO BANK NA FBO                       7.49%
                            SMALL CAP OPPORTUNITIES FUND I
                            C/O MUTUAL FUND PROCESSING
                            PO BOX 1533
                            MINNEAPOLIS MN 55485-0001
                            NFS LLC FEBO                                  6.18%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
SMALL CAP VALUE
 Class A                    CHARLES SCHWAB & CO INC                      30.06%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONWIDE TRUST COMPANY FSB                 12.83%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            NFS LLC FEBO                                 11.98%
                            TRANSAMERICA LIFE INSURANCE
                            1150 S OLIVE ST STE 2700
                            LOS ANGELES CA 90015-2211
 Class B                    AMERICAN ENTERPRISE INVESTMENT               61.03%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                             PERCENTAGE
----------------------      ------------------------------------      ----------------
 Class C                    AMERICAN ENTERPRISE INVESTMENT                13.54%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MERRILL LYNCH PIERCE FENNER &                 10.67%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTN: SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Class Z                    NFS LLC FEBO                                  20.83%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WELLS FARGO BANK NA FBO                       10.27%
                            RPS STRONG SMALL CAP VALUE #069
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            BANK OF NEW YORK TRUSTEE                       7.22%
                            NEW YORK STATE DEFERRED COMP
                            1 WALL ST FL 12
                            NEW YORK NE 10286-0001
                            CHARLES SCHWAB & CO INC                        6.89%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONGTOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Institutional Class        NFS LLC FEBO                                  87.30%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS 401K FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            PIMS/PRUDENTIAL RETIREMENT                     7.08%
                            AS NOMINEE FOR THE TTEE/CUST PL 764
                            GENZYME CORPORATION
                            15 PLEASANT STREET CONNECTOR
                            FRAMINGHAM MA 01701
SMALL/MID CAP VALUE
 Fund Level                 CHARLES SCHWAB & CO INC                       36.90%/2/
                            SPECIAL CUSTODY ACCT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class A                    CHARLES SCHWAB & CO INC                       66.43%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                      PERCENTAGE
----------------------      -------------------------------      -----------
 Class C                    NFS LLC FEBO                             17.49%
                            ACE WIRE SPRING AND FORM CO 40
                            RICHARD D FROEHLICH
                            1105 THOMPSON AVENUE
                            MCKEES ROCKS PA 15136-3818
                            MS&CO FBO                                15.40%
                            KRD INVESTMENTS LLC
                            RHODE ISLAND DIST CO
                            ATT GERALD FREEMAN
                            PO BOX 1437
                            WEST GREENWICH RI 02816-0026
                            MS&CO FBO                                15.40%
                            SAAL FAMILY PARTNERS LP
                            1955 BRYANT STREET
                            PALO ALTO CA 94301-3712
                            NFS LLC FEBO                              5.95%
                            NFS/FMTC IRA-BDA
                            NSPS MARTHA L FOLLEY
                            127 MURIEL STREET
                            ITHACA NY 14850
                            NFS LLC FEBO                              5.76%
                            NFS/FMTC IRA
                            FBO PETER D POST
                            7051 PINEHURST DRIVE
                            PRESTO PA 15142-1062
                            NFS LLC FEBO                              5.37%
                            NFS/FMTC IRA
                            FBO LOIS J ZEBROUVIS
                            121 FERN HOLLOW ROAD
                            SEWICKLEY PA 15143-9401
                            NFS LLC FEBO                              5.07%
                            JUDITH D GOODING TTEE
                            JUDITH D GOODING REVOCABLE TRU
                            2789 AUTUMN RUN COURT
                            WILDWOOD MO 63005-7030
                            NFS LLC FEBO                              5.01%
                            DOROTHEA R HUNTER
                            2413 BEECHWOOD BOULEVARD
                            PITTSBURGH PA 15217-2506
 Administrator Class        WELLS FARGO BANK NA FBO                  56.57%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                   8.23%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            MITRA & CO                                7.46%
                            FBO 98
                            C/O M&I TRUST COMPANY NA
                            ATTN: MF
                            11270 WEST PARK PLACE STE 400
                            MILWAUKEE WI 53224-3638

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            CHARLES SCHWAB & CO INC                      6.16%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            ATTN: MUTUAL FUNDS                           5.81%
                            11270 W PARK PL
                            NFS LLC FEBO
                            MARSHALL & ILSLEY TRUST CO
                            FBO BANK 98 DLY RCRDKPG
                            STE 400
                            MILWAUKEE WI 53224
 Institutional Class        WELLS FARGO BANK NA FBO                     30.53%
                            TREADWELL NORA ECCLES CHARITABLE T
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     18.62%
                            NEWSPAPER AGENCY - MID CAP D
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     12.72%
                            BENNING ENDOWMENT FUND
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            PARBANC CO                                   9.88%
                            514 MARKET ST
                            PARKERSBURG WV 26101-5144
                            WELLS FARGO BANK NA FBO                      7.92%
                            COOPER-HANSEN FOUNDATION
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                     51.35%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151


------
/1/   Wells Fargo Bank, NA, is a California corporation and a subsidiary of
       Wells Fargo & Company.

2   Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of The
       Charles Schwab Corporation.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended October 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                        29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.

           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        119, filed March 1, 2008.

           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

                     Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
        (10)     -   88, filed December 1, 2005.

        (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.

        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                     119, filed March 1, 2008.

        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

        (17)     -   Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to
                     Post-Effective Amendment No. 122.

(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

(f)              -   Not Applicable.

(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, incorporated by reference to Post-Effective
                     Amendment No. 118, filed February 1, 2008. Schedule 2 incorporated by reference to
                     Post-Effective Amendment No. 113, filed October 1, 2007.

(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, incorporated by reference to Post-Effective
                     Amendment No. 119, filed March 1, 2008.

                    Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                    Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
        (3)     -   1, 2008.

        (4)     -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                    16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
                    Amendment No. 119, filed March 1, 2008.

        (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(i)     (1)     -   Legal Opinion, filed herewith.

        (2)     -   Not Applicable.

(j)     (A)     -   Consent of Independent Auditors, filed herewith.

(j)     (B)     -   Consent of Independent Auditors, filed herewith.

(j)     (C)     -   Consent of Independent Auditors, filed herewith.

(j)     (D)     -   Consent of Independent Auditors, filed herewith.

(j)     (E)     -   Consent of Independent Auditors, filed herewith.

(j)     (F)     -   Consent of Independent Auditors, filed herewith.

(j)     (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (2)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (3)     -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (4)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (5)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (6)     -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (7)     -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

        (8)     -   Power of Attorney, Stephen Leonhardt, incorporated by reference to Post-Effective
                    Amendment No. 112, filed July 31, 2007.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                    No. 119, filed March 1, 2008.

(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No.
                    119, filed March 1, 2008.

(o)             -   Not Applicable.

(p)     (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

            Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
            Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 111, filed
(2)     -   June 29, 2007.

 (3)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 111, filed June 29,
            2007.

 (4)    -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 87, filed November 1, 2005.

 (5)    -   Peregrine Capital Management, Inc. Code of Ethics incorporated by reference to Post-
            Effective Amendment No. 118, filed February 1, 2008.

 (6)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

 (7)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 111, filed June 29, 2007.

 (8)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 111, filed June 29, 2007.

 (9)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 113, filed October 1, 2007.

(10)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(11)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(12)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.

(13)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 113, filed October 1, 2007.

(14)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.

(15)    -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(16)        Phocas Financial Corporation Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 122.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary, .

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Samuel H. Hom                        Interim Chief Compliance Officer    None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Steven R. Schneider                  Compliance Officer and              Anti-Money Laundering
Wells Fargo Funds Distributor, LLC   Anti-Money Laundering Officer       Compliance Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

Randy Henze                          Director                            None

Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

     (s) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 94501.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 31st day of March, 2008.

                                WELLS FARGO FUNDS TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 123 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ --------
                  *                 Trustee
---------------------------------
Thomas S. Goho


                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
J. Tucker Morse


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                      3/31/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        March 31, 2008

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------------- --------------------------------
EX-99.(j)(1)   Legal Opinion
EX-99.(j)(A)   Consent of Independent Auditors
EX-99.(j)(B)   Consent of Independent Auditors
EX-99.(j)(C)   Consent of Independent Auditors
EX-99.(j)(D)   Consent of Independent Auditors
EX-99.(j)(E)   Consent of Independent Auditors
EX-99.(j)(F)   Consent of Independent Auditors